UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06569

Exact name of registrant as specified in charter:	Ivy Funds

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2023

Item 1. Reports to Stockholders

Annual report

Equity funds

Delaware Ivy Core Equity Fund

Delaware Ivy Large Cap Growth Fund

Delaware Ivy Mid Cap Growth Fund

Delaware Ivy Mid Cap Income Opportunities Fund

Delaware Ivy Small Cap Growth Fund

Delaware Ivy Smid Cap Core Fund
(formerly, Delaware Ivy Small Cap Core Fund)

Delaware Ivy Value Fund

Fixed income funds

Delaware Ivy Core Bond Fund
(formerly, Delaware Ivy Securian Core Bond Fund)

Delaware Ivy Global Bond Fund

Delaware Ivy High Income Fund

Delaware Ivy Limited-Term Bond Fund

Delaware Ivy Municipal Bond Fund

Delaware Ivy Municipal High Income Fund

Global / international equity funds

Delaware Global Value Equity Fund
(formerly, Delaware Ivy Global Equity Income Fund)

Delaware Ivy Global Growth Fund

Delaware Ivy International Core Equity Fund

Delaware Ivy International Value Fund

Delaware Ivy Systematic Emerging Markets Equity Fund
(formerly, Ivy Emerging Markets Equity Fund)

Multi-asset fund

Delaware Ivy Managed International Opportunities Fund

March 31, 2023

Carefully consider the Funds' investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds' prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Manage your account online

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Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

This annual report is for the information of Delaware Global Value Equity Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Growth Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, and Delaware Ivy Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of March 31, 2023, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management reviews
Delaware Global Value Equity Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Global Value Equity Fund (Class I shares)	1-year return	+5.99%
Delaware Global Value Equity Fund (Class A shares)	1-year return	+5.75%
MSCI World Index (net) (benchmark)	1-year return	-7.02%
MSCI World Index (gross) (benchmark)	1-year return	-6.54%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Value Equity Fund, please see the table on page 44.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 46 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of current income and capital appreciation.

Significant Fund event

At a meeting on July 19, 2022, the shareholders of Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund) approved an amendment to its fundamental investment restriction related to industry concentration and a change in its diversification status. These changes went into effect on July 29, 2022.

Market review

Central bank rhetoric started to change as of late 2021. Nervousness spread across markets as inflation, liquidity crunches, and higher interest rates, combined with geopolitical tensions and Russia's invasion of Ukraine in February 2022, raised investor concerns. Several times during 2022, however, the stock market breathed a sigh of relief as hopes rose that the US central bank would soon start to lower interest rates.

Strongly rising inflation resulted in large interest rate increases, particularly in the US, but also in Europe, from historically low levels. Bonds have returned as a viable alternative to stocks. At the same time, interest rate increases mean that price-to-equity (P/E) multiples in the stock market fell during 2022. This was also reflected in the pricing of certain parts of the stock market, which brought back memories of the bursting of the dot-com bubble at the start of this millennium.

But gravity always strikes, and 2022 brought about a solid wake-up call for global investors.

Despite significant uncertainties, the stock market found support during the first quarter of 2023, as the global economy seemed to hold up better than expected, at least for the time. The reopening of China after its zero-COVID policy was lifted also added to optimism.

Furthermore, lower oil prices eased inflationary pressure and provided hope that the cycle of interest rate hikes would soon come to an end.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Global Value Equity Fund posted a positive return and outperformed its benchmark, the MSCI World Index. The Fund’s Class I shares gained 5.99%. The Fund’s Class A shares advanced 5.75% at net asset value (NAV) and declined 0.36% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark fell 7.02% (net). For complete, annualized performance of Delaware Global Value Equity Fund, please see the table on page 44.

The bottom-up approach the investment manager follows seeks to identify what are viewed as undervalued quality companies that have the potential to provide solid relative capital in challenging times. With the difficult market environment during the year, this worked well for the portfolio. The defensive and high-quality characteristics of the companies in the Fund shielded investors to a large extent against the market’s havoc.

The annual outperformance resulted from both sector allocation and security selection. The Fund’s overweight position in the consumer staples sector and solid stock selection in both the consumer staples and consumer discretionary sectors contributed to relative returns. Not investing in the energy sector was a drag on relative performance.

Among individual holdings, two of the largest contributors to performance were the French caterer and on-site food-service solution provider Sodexo, and Merck & Co. Inc., an American multinational pharmaceutical company.

Sodexo finally regained the business it had lost as a result of COVID-19, a great relief for investors. In 2022, revenues grew by

Portfolio management reviews

Delaware Global Value Equity Fund

double digits organically and profit margins improved, signifying positive developments. Sodexo is focusing on developing its food service to improve working conditions for employees, a nod to the ongoing labor shortage. Additionally, the company plans to be more selective and limit its activity to 50 countries. Going forward, Sodexo expects margins to be higher than they were pre-COVID-19.

Merck & Co. has surprised the stock market positively several times during 2022. The latest news from the company shows successful trials treating pulmonary hypertension, a type of high blood pressure that affects the arteries in the lungs and the right side of the heart.

Conversely, two of the largest detractors from performance during the fiscal year were Fresenius Medical Care AG & Co., a German healthcare company that provides kidney dialysis services, and adidas AG, a world leader in the design, manufacturing, and marketing of sports equipment and articles.

We believe the world's leading kidney dialysis company, Fresenius Medical Care, was in a perfect storm together with its competitors. COVID-19 has reduced the patient population, slowed clinic traffic, and increased patient costs. The industry works on a contract basis, and the final payors and prices for dialysis services have yet to be adjusted higher to reflect inflation. In essence, Fresenius Medical Care must absorb these higher costs until prices are renegotiated.

A challenging trading environment in China, caused by COVID-19 restrictions and industry-wide supply chain disruptions, hurt adidas's shares. In 2022, the company lowered its outlook a few times. China is a major driver behind the company’s growth challenges, as China is a profitable market for adidas as well as an important sourcing market. In effect, the zero-COVID policy in China has significantly affected adidas and overshadowed the company’s positive attributes. Despite the current challenges, we are still confident that adidas will remain a very strong brand and will be able to restore profitability relatively fast.

We believe the long-term investment case and return potential is still intact for both companies. Therefore, we continue to hold them in the Fund.

During the fiscal year, the Fund used foreign exchange currency contracts to secure the US dollar value of securities between trade date and settlement date. These did not have a material impact on performance (that is, more than 0.50 percentage points).

Portfolio management reviews
Delaware Ivy Core Bond Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Core Bond Fund (Class I shares)	1-year return	-4.61%
Delaware Ivy Core Bond Fund (Class A shares)	1-year return	-4.91%
Bloomberg US Aggregate Index (benchmark)	1-year return	-4.78%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Core Bond Fund, please see the table on page 47.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 49 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide current income consistent with preservation of capital.

Significant Fund event

On March 3, 2022, the Board of Trustees of the Ivy Funds (“Board”) approved the termination of the Sub-Advisory Agreement between Delaware Management Company (the “Manager” or “DMC”), and Securian Asset Management, Inc. as it relates to the Fund. In addition, the Board approved the appointment of affiliated sub-advisors of the Manager, Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), and Macquarie Investment Management Global Limited (“MIMGL”) to provide portfolio management and trading services, as well as to share investment research and recommendations, to the Fund. Further, the Board approved changes to certain of the Fund’s investment policies, and approved a name change, with all such changes to take effect on or about July 31, 2022 (the “Effective Date”). Please see the prospectus for more information.

Market review

The fiscal year ended March 31, 2023, saw a dizzying number of geopolitical, monetary policy, financial, and economic events. The period started with the backdrop of Russia’s invasion of Ukraine, the launch of unconventional economic weapons by the West, and a second shock to supply chains via agricultural and energy routes. To complicate things, on the journey to managing escalating inflation not seen since the early 1980s era of US Federal Reserve Chair Paul Volcker, the Federal Open Market Committee (FOMC) delivered the second-steepest rate-hiking cycle in recent history, removing liquidity and ultimately playing a role in the banking system tremors of March 2023. While it may be too early to say inflation is in the past, metrics like the inverted yield curve and leading indicators are flashing red for recession risk for calendar 2023, indicating a handoff of risks from inflation to recession.

Policymakers, like investors, are often visited by ghosts of crises past. Events in March 2023 were a reminder that the Fed’s misstep during the time of Chair Volcker is not the only memory to fear. For many, the global financial crisis of 2008 came back into view, as did other unusual phenomena, such as the Long-Term Capital Management (LTCM) crisis of 1998 or the 1987 insurance crash. Regardless of the preferred history book example, the importance of confidence in the financial system came back into focus.

In March, Silicon Valley Bank, a little-known regional bank with an idiosyncratic depositor base and long history of high-quality lending, succumbed to depositor crowd behavior and was taken into receivership by the Federal Deposit Insurance Corporation (FDIC). The event spooked depositors and markets, opening the door to the possibility of a run on banks. At record speed, the Fed put into place a lending facility for US banks to borrow against Treasury and agency mortgage-backed securities (MBS) at par, effectively insuring deposits. Additionally, in Europe, the Swiss regulator engineered an arrangement between UBS and Credit Suisse to prevent a confidence crisis at Credit Suisse from becoming a systemic issue.

Despite the temporary market disruption, central banks remained focused on fighting inflation. Even with the backdrop of a bank confidence crisis, the European Central Bank (ECB) opted to raise interest rates by 0.50 percentage points to 3.50%, and the FOMC increased rates by another 0.25 percentage points in March to a range of 4.75% to 5.00%, pursuing a tightrope walk of remaining both focused on inflation and committed to financial stability. So far, markets have seemed willing to accept that the worst has been averted. Even as interest rate volatility remains near all-time highs, the compensation for credit risk, with few exceptions, still fails, in our view, to fully reflect the likelihood of a recession.

With a backdrop of unhinged inflation and resilient labor markets, all but one of the interest rate hikes during this cycle took place during this fiscal year – the US federal funds rate increased from near zero to a range of 4.75% to 5.00% by fiscal year end. While the yield curve inverted somewhat predictably, with long-term interest rates rising less than short-term rates, the fiscal year saw a significant

Portfolio management reviews

Delaware Ivy Core Bond Fund

decline in bond market returns and drastically higher consumer lending rates, including for auto loans and mortgages.

The US dollar maintained its strength for most of the year, while the euro fluctuated around parity with the dollar. Despite crowded calls that the dollar may have seen its peak strength, the shift from rate cycle beneficiary to safe-haven asset by March 2023 averted the shift in the dollar era.

Against this highly volatile backdrop, credit markets behaved reasonably well in 2022, albeit while sustaining broad losses largely owing to the increase in interest rates. However, higher yields were viewed as an opportunity for many fixed income investors and may have provided important technical support at a time when central banks across most of the developed world were raising short-term rates. Indeed, even despite the Silicon Valley Bank default and banking sector concerns, credit premiums have yet to match the highs seen during other stress periods. Looking forward, the silver lining for fixed income investors may be manifest in the higher yields that offer an income buffer to further price volatility.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Core Bond Fund posted a negative return but slightly outperformed its benchmark, the Bloomberg US Aggregate Index which also declined. The Fund’s Class I shares declined 4.61%. The Fund’s Class A shares fell 4.91% at net asset value and fell 9.21% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark declined 4.78%. Complete annualized performance for Delaware Ivy Core Bond Fund is shown in the table on page 47.

Following is a discussion of the Fund’s performance during the period from April 1, 2022, to July 31, 2022, when Securian Asset Management, Inc. was the Fund’s sub-advisor.

Security selection in non-agency collateralized mortgage obligations (CMOs), industrials, commercial mortgage-backed securities (CMBS), financials, and asset-backed securities (ABS) were the main performance detractors. In particular, the Fund’s positions in Enterprise Products Partners LP performed poorly, despite the overall strength in energy prices. Other notable underperforming positions were Viatris Inc. and International Ltd. The Fund’s overweight positions in utilities, financials, and ABS also detracted from performance. Conversely, the Fund benefited from its interest rate exposure, which averaged less than that of the benchmark during the period. The Fund also benefited from its overweight positions in the industrials sector, as well as in cash, and positive security selection in the utilities sector.

We continued to sell credit positions during the period on concerns about rising market volatility and in response to steady outflows from the Fund. The Fund’s exposure to corporate bonds ended the period at about 41.4% on July 31, 2022, down about 1.4 percentage points from the beginning of the fiscal year, compared with the index weighting of 24%. The Fund’s largest overweight positions by market weight were in electric utilities, transportation, energy, banks, and insurance. The Fund’s energy exposure remained in midstream pipeline companies and refiners, with no direct exposure to volatile energy prices. The largest underweight positions from a market-weight perspective in the corporate space were in information technology, capital goods, basic industry, and communications.

The Fund was overweight non-agency MBS, ABS, and CMBS, and underweight agency MBS. We remained comfortable with the Fund’s overweight positions in the consumer-facing sectors of ABS, such as in the single-family rental space, and non-agency MBS as we believe a healthy home-equity cushion as well as a healthy borrowing base should continue to support these structures.

The Fund’s overall exposure to interest rates in terms of duration changed little during the period. As of July 29, 2022, we thought the Fund remained positioned to potentially benefit from rising rates relative to its benchmark. The Fund utilized Treasury futures contracts to help hedge interest rate exposures across the curve. The use of these futures contributed very little to the Fund’s performance during the period, however.

Following is a discussion about performance during the period from August 1, 2022, when the firm’s current portfolio management team began serving as the investment manager for the Fund, to March 31, 2023.

Investors widely expected that the Fed would be active throughout most of the fiscal year. That expectation became reality when the Fed began raising rates in March 2022, just prior to the beginning of this fiscal period, and continued through March 2023 when the federal funds rate reached a range of 4.75% to 5.00%. As cumulative rate hikes rose, investors slowly shifted their focus from inflation risk to recession risk and any unexpected consequences of the rapid liquidity withdrawal.

In managing the Fund, we try to provide, rather than take, liquidity. Liquidity enables us to take advantage of periods of uncertainty. It provides us with the investment flexibility to take advantage of market opportunities as they arise.

Throughout the volatility period of the fiscal year, we increased the Fund’s allocation to dislocated sectors, such as investment grade corporates and MBS, when risk premiums increased amid investor fears. Conversely, we reduced allocations to credit-related securities such as investment grade, high yield, and emerging markets debt, when liquidity improved, and risk premiums tightened excessively compared to expectations of higher recession risk.

To manage interest rate risk, we positioned the Fund’s portfolio with a short duration for most of the fiscal year, then shifted to a neutral and long position once 10-year Treasury rates reached 4%. This risk-management approach aided performance during the period that we managed the Fund, along with positioning exposure to maturities that benefited from yield curve flattening.

In addition, our disciplined reduction of the starting underweight to agency MBS as valuations became more attractive contributed to performance, as did our preference for up-in-coupon more recent securities within the sector. The allocation to floating-rate non-agency MBS benefited returns as well since price volatility was absorbed by the significantly higher yields.

Lastly our decision to add to investment grade credit as spreads widened in mid-2022 helped performance for the period the team managed the Fund, as the sector benefited from the lower inflation fears by the start of 2023. Higher-quality industrial securities in particular outperformed as economic strength continued to bolster returns. Airlines such as United Airlines Inc., which we continue to hold, benefited in the environment.

Among performance detractors, the bank sector tremors in the first quarter of 2023 negatively affected the Fund’s modest overweight to certain regional banks. In particular, the exposure to Silicon Valley Bank, which unexpectedly suffered a depositor run and was taken under conservatorship by the FDIC in record time, was the key detractor from performance. We have retained exposure to Silicon Valley Bank securities, as we expect a more beneficial recovery outcome post-bankruptcy than by selling securities at distressed market prices. The high-quality assets available to the holding company offer multiple paths to stronger-than-priced recovery scenarios. In addition, Fund holdings in certain other banks that were caught in the headlines detracted from performance. The Fund’s exposure to senior securities of Citizens Bank N.A., a regional bank, and Credit Suisse AG, eventually taken over by UBS, detracted from performance. Although we reduced the Fund’s exposure in both issuers, we continue to hold positions.

The heightened volatility in risk assets during the period resulted in indiscriminate underperformance for higher-quality securitized issues. As a result, the Fund’s overweight to CMBS detracted from Fund performance for the period that we managed the Fund. The focus on senior structures with ample subordination and fundamentally sound collateral is expected to benefit from an eventual stabilization in volatility, and we continue to hold the overweight with an expectation of opportunistically increasing exposure if weakness persists.

Key risks and opportunities

Investors face complex considerations going forward, from the remaining stress on smaller regional banks to pressure in commercial real estate markets, the possibility of lingering inflation, and the high risk of recession. However, we suggest the landscape may be simplified to something more straightforward: We are in the middle of a risk handoff from inflation to recession after a secular repricing in interest rates, with relatively simple implications.

First, with yields returning to where they were before quantitative easing (QE) monetary policy took hold, bonds seem to be acting like bonds again, featuring historically compelling yields and a return to their inverse correlation with equities, which manifested clearly in the first quarter.

Second, history suggests it may be better to be early than late at turning points in tightening cycles, as yield curve inversions and rising recession risks mean the outlook for longer-term interest rates is quite bright, in our view.

Lastly, transitions don’t usually go smoothly. In our opinion, volatility is likely to remain high; credit spreads, while more attractive than before the tightening cycle, may need to increase further as recession risks take center stage; and market movements may happen rapidly.

We think this is a compelling time for agile active management and bottom-up (bond by bond) security selection as dispersion increases. Value has emerged in certain areas of the market, such as agency MBS and high-quality securitized debt, far from the eye of the storm. Meanwhile, the high-income feature of credit and emerging markets debt, coupled with volatility, may create opportunities down the road. Bonds are bonds again, in our view, and exposure to the asset class is as attractive as we’ve seen in decades. We believe agility and security selection will remain key to navigating the uncertainty.

Portfolio management reviews

Delaware Ivy Core Bond Fund

During the fiscal year, the Fund used a variety of derivatives, including Treasury futures, options, and credit default swaps. Treasury futures and options were primarily used to manage interest rate risk. Credit default swaps and currency hedges were used to manage credit and foreign exchange (FX) risk through the cycle.

The use of derivatives detracted modestly from the Fund’s performance for the fiscal year.

Portfolio management reviews
Delaware Ivy Core Equity Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Core Equity Fund (Class I shares)	1-year return	-6.46%
Delaware Ivy Core Equity Fund (Class A shares)	1-year return	-6.71%
S&P 500® Index (benchmark)	1-year return	-7.73%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Core Equity Fund, please see the table on page 50.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 52 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

Market review

For the fiscal year ended March 31, 2023, equity markets as measured by the S&P 500 Index declined 7.73%. The worst-performing sectors during the period included real estate, consumer discretionary, and communication services. Energy and consumer staples were the only sectors that appreciated during the period though energy weakened notably in early 2023. Consumer staples provided defensive ballast when investors grew concerned with slowing growth.

The period was characterized by strong, albeit slowing, economic growth and persistent inflation that pushed the US Federal Reserve to continue an aggressive series of rate increases that began in March 2022. During this past fiscal year, growth took on a far different flavor versus the prior period, as consumer spending on goods slowed meaningfully while spending on consumer services like travel and hospitality accelerated following the end of pandemic-related safety measures. Consumer expenditures on technology goods and through online channels were especially weak.

Industrial activity accelerated through much of the period, buoyed by historic tax incentives enacted to encourage onshore semiconductor manufacturing and investments in decarbonization and green energy. The Infrastructure and Jobs Act passed in late 2021 also gave rise to investors’ optimism about industrials.

Equity markets marked a bottom in October 2022 as evidence emerged that inflationary pressures were easing. While September core inflation (excluding food and energy) rose to 6.6%, the October reading dropped to 6.3% and continued to moderate into 2023, ending the fiscal period at 5.5%. Investors took this as a sign that the Fed was near the end of its rate-hike campaign, though inflation remained well above the Fed’s long-term 2% target.

A broader look back at events that transpired during the fiscal year suggests that signs of excessive risk taking by participants returned with vigor, despite every effort by the Fed to slow US economic growth and global policy makers taking similar steps overseas. Bitcoin's strong rally in the first three months of 2023, in conjunction with the aforementioned moves in more growth-oriented information technology consumer discretionary shares (Tesla Inc., NVIDIA Corp., and Meta Platforms Inc.), is indicative of a market that is story driven and somewhat valuation insensitive. The trade higher in the market’s largest companies was also noteworthy during the first quarter of 2023 with the top 10 companies by market capitalization driving approximately 80% of the S&P 500’s gain in the first three months of 2023. The concentration of market returns to just a handful of large companies is even more perplexing when considering that some of these companies have seen significant reductions in near-term earnings growth rates. Tesla, one example, has reduced prices across its product lineup and is now expected to earn far less in 2023 than previously anticipated. Even with the product price reductions, the stock advanced significantly for the first quarter of 2023.

Signs of increased “animal spirits” and the desire to pile-on risk in the equity market are even more perplexing when we consider other events that transpired during the first calendar quarter of 2023, notably failure of two high-profile financial institutions, Silicon Valley Bank and Signature Bank. We have previously written about the most rapid increase in the federal funds rate in any cycle. The period from 2004 to 2006 was somewhat similar as the Fed raised short-term rates by 4.25 percentage points, though it did so over the course of two years as opposed to 4.75 percentage points in one year so far in this tightening cycle.

This affects growth by making durable goods purchases more expensive and by draining liquidity from the banking system. It is the second mechanism that appeared to rapidly take hold. Deposit outflows from US banks are down about $1 trillion from the peak levels reached in April of 2022 (Federal Reserve). The record deposit outflows, even from levels that were elevated from pre-pandemic levels, will likely increase the risk of a more rapid slowdown in economic growth as banks slow lending in response to fewer low-cost deposits.

Portfolio management reviews

Delaware Ivy Core Equity Fund

We believe that a more rapid slowdown in growth catalyzed by lower bank-lending is something the Fed welcomes to snuff out inflation across the economy.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Core Equity Fund declined, although it outperformed its benchmark, the S&P 500 Index, which also declined. The Fund’s Class I shares fell 6.46%. The Fund’s Class A shares declined 6.71% at net asset value and declined 12.06% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 7.73%. For complete annualized performance of Delaware Ivy Core Equity Fund, please see the table on page 50.

The Fund outperformed the benchmark on a relative basis during the fiscal year. Active return (outperformance) was strongest within the consumer discretionary sector where the Fund’s meaningful underweight compared to the benchmark contributed to relative performance. Stock selection within the healthcare sector also contributed. Somewhat offsetting these benefits, however, was the Fund’s underweight allocation to the top-performing energy sector and its underweight allocation to the consumer staples sector.

Leading contributors to Fund performance during the period included United Rentals Inc., an equipment rental company that benefited from higher rental rates and a robust recovery in non-residential construction activity. The Progressive Corp. also added strongly to performance. Progressive led the insurance industry in recapturing pricing following the loss of profitability during the pandemic when used-car prices and associated repair costs rapidly inflated. Eli Lilly & Co. also contributed significantly on expectations that it will achieve blockbuster status for a new diabetes drug that has ancillary weight-loss benefits.

Blackstone Inc. and Union Pacific Corp. were two of the weakest-performing investments during the period as tighter monetary conditions and reduced freight activity, respectively, weighed on the share price. CME Group Inc. also declined as investors priced in peak financial and interest rate volatility. Given the decline in the overall market, our modest cash holdings were beneficial.

The Fund’s current positioning increasingly reflects more caution with respect to the ultimate impact of a rapid decrease in banks’ willingness to extend credit. We have recently moderated our position sizes and holdings in more economically sensitive equities that do not appear to us to reflect further weakness in growth. We have reduced our weighting of the financial sector several points with sales of The Charles Schwab Corp., Discover Financial Services, Bank of America Corp., and reduced weightings in our alternative investment positions, Blackstone and KKR & Co. Inc. We have also reduced positions in two industrials, Deere & Co. and United Rentals Inc., that we think appear at risk to short-term tightness in lending standards.

Finally, we have reduced our weight in semiconductors, which continues to benefit from easing supply chain pressures but could be susceptible to reductions in demand if critical industrial end markets weaken. At the same time, we have increased position sizes in more defensive companies like hospital HCA Healthcare Inc., auto parts retailer AutoZone Inc., and in consumer staples. One cyclical area where we retain high conviction is in commercial aerospace associated holdings. While recessionary conditions appear more likely in some sectors, commercial aerospace has been in a deep recession with the inability to supply the world’s airlines with planes ordered many years ago. Additionally, safety issues interrupted production of The Boeing Co.’s 737 and 787. Airbus SE and Raytheon Technologies Corp. remain our preferred ways to play increased aircraft production over the next four to five years.

Portfolio management reviews
Delaware Ivy Global Bond Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Global Bond Fund (Class I shares)	1-year return	-1.76%
Delaware Ivy Global Bond Fund (Class A shares)	1-year return	-2.00%
Bloomberg 1-10 Year Global Aggregate Index Hedged USD (benchmark)	1-year return	-1.59%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Global Bond Fund, please see the table on page 53.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 55 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide a combination of current income and capital appreciation.

Market review

Fixed income markets were highly volatile and overall produced poor performance for the year ended March 31, 2023. Over the 12 months, the widely followed Bloomberg Global Aggregate Index Hedged USD returned -3.86%, a vast improvement over the low of -12.1% for the 12 months ended September 30, 2022, but still the worst 12-month return period since the index’s inception outside of the 2022-2023 period. Inflation was the key driver of weakness in the bond market (and broader risk market). Year-over-year US Consumer Price Index (CPI) results continued to accelerate through the second quarter of 2022, peaking at more than 9% in June. In reaction, central banks remained in significant tightening mode, with the US Federal Reserve increasing rates at the fastest pace since the early 1980s. The retreat in inflation in most developed markets (though still highly elevated) in the fourth quarter of 2022 and first quarter of 2023 was fuel for a rebound in both bond and risk-market pricing. Russia’s war in Ukraine continued to have financial market effects for much of the year, most notably through summer 2022 as investors feared the impact of energy shortages on European and global growth. Financial issuers came under severe pressure in March 2023 after the failure of Silicon Valley Bank and the forced takeover of Credit Suisse by UBS, though by month end the immediate market panic had subsided, replaced with expectations of medium-term tightening in lending conditions, impacting the broader economy.

Inflation was the single largest factor influencing market sentiment over the past year, with progress in the fight against price increases the key determinant of performance. US headline CPI reached a peak of 9.1% in June 2022, before falling back to 5% year over year by March 2023. The drivers of inflation have broadened materially, from initially in used cars, semiconductors, and so on, to a broad-based impact on goods, services, and rents. But markets have taken significant solace from the clear improvement, with expectations that inflation can continue to gradually decline (albeit likely in a volatile manner). Central bank tightening in reaction to inflation was aggressive: the Fed increased rates by 4.50 percentage points during the year ended March 2023, and the European Central Bank increased rates by 3.50 percentage points (moving away from negative rate settings for the first time since 2014). The Bank of Japan was the only major developed central bank to barely budge on monetary policy, with no rate hikes and only a modest widening of its yield curve control corridor for 10-year Japanese government bonds. Rate hikes and inflation wreaked havoc on government bond yields. Yields on the 10-year US Treasury rose from 2.34% on March 31, 2022, to a peak of 4.24% in October before rebounding to 3.47% by the end of March 2023. The calendar year 2022 made history for having the worst government bond returns in at least the last 100 years.

Credit markets were highly volatile, reflecting many of the same concerns. The average credit spread on US investment grade corporates traded above 1.60% on three separate occasions and had three full round trips of more than 0.3 percentage points from peak to trough each time – exceptional volatility for a high-quality asset class. Much of 2022’s volatility centered on inflation and the perceived need for a significant economic slowdown to cool prices.

The lingering financial market impacts of Russia’s ongoing war in Ukraine also affected markets. Fears of a severe energy shortage in Europe drove significant underperformance in that region’s assets in the second and third quarters of 2022. The euro fell more than 13% versus the US dollar, and European investment grade corporates widened versus their US counterparts. But with a relatively mild winter, and significant scrambling for seaborne liquefied natural gas (LNG) supplies, much of the underperformance reversed in the second half of the year.

Financial industry turmoil was the key development late in the 12-month period, initially with the sudden collapse of Silicon Valley Bank in the US. That was followed a week later by the rescue deal in which UBS agreed to purchase rival Credit Suisse, and the unprecedented write-down of Credit Suisse’s additional tier 1 (AT1) securities to zero – without a bankruptcy or full equity write-down. This turbulence drove broad market weakness, but particularly in

Portfolio management reviews

Delaware Ivy Global Bond Fund

financials, with European banks and US regional banks performing poorly. The broader market impact had mostly faded by month end, with the lingering effects most likely to be lower lending and general tightening of financial conditions for bank borrowers in the medium term.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Global Bond Fund declined and underperformed its benchmark, the Bloomberg 1-10 Year Global Aggregate Index Hedged USD, which also declined. The Fund’s Class I shares fell 1.76%. The Fund’s Class A shares declined 2.00% at net asset value and declined 6.40% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark fell 1.59%. For complete, annualized performance of Delaware Ivy Global Bond Fund, please see the table on page 53.

A mix of factors drove the underperformance: outright duration overweights early in the 12-month period were a key detractor, as were modest non-US-dollar currency positions and security selection within investment grade credit due to an overweight to US regional banks. This was mostly offset by duration curve positioning (favoring longer-dated versus short-maturity exposures), underweight positions in agency mortgage-backed securities (MBS), which materially underperformed most other sectors, and security selection within emerging markets.

Fund positioning

We added duration in the Fund’s portfolio throughout the year, from a low of just under 4 years in early 2022 to a peak of more than 5.75 years in mid-March 2023. We viewed increasingly higher yields as attractive against a backdrop of peaking price pressures in the fourth quarter of 2022 and the first quarter of 2023, and a more difficult economic outlook. The Fund’s duration was weighted to US dollar and Australian dollar bonds, but European duration was also added as yields in that market rose well above zero. The US dollar and Australian dollar positions are aligned with our view these markets offer the most compelling outlook: higher yields, but also expectations that these economies will cool relatively faster – particularly in Australia, where most mortgages are floating rate and so interest rate increases flow through very quickly to consumer incomes.

The Fund gradually added to holdings of investment grade corporate credit through the second and third quarters of 2022, with volatile and wide credit spreads offering attractive entry points for increasing exposure. The Fund used spread widening in the fourth quarter of 2022 and early first quarter of 2023 to reduce some exposure and add credit hedges to the portfolio, which had the benefit of reducing volatility and adding to returns in the March volatility. We added back some of the Fund’s investment grade allocations in late March, reflecting overall wider spreads.

The Fund’s currency exposures remain heavily weighted to the US dollar, as we judge the US economy to be stronger than most global peers, and the US dollar is likely to benefit both from safe-haven flows in a risk-off environment or from relatively higher yields in a scenario of stickier-than-expected inflation.

During the fiscal year, the Fund’s use of swaps, futures, foreign exchange currency positions, and options had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

Our overall stance of gradually increasing duration and finding pockets of value in credit markets to add to the portfolio is in line with our expectation for continued volatility in fixed income markets and an increasing focus on global growth. The Fund has significant ability to increase its credit holdings, and we will look to do so as potential opportunities emerge.

Portfolio management reviews
Delaware Ivy Global Growth Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Global Growth Fund (Class I shares)	1-year return	-4.24%*
Delaware Ivy Global Growth Fund (Class A shares)	1-year return	-4.48%
MSCI ACWI Index (net) (benchmark)	1-year return	-7.44%
MSCI ACWI Index (gross) (benchmark)	1-year return	-6.96%

Past performance does not guarantee future results.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

For complete, annualized performance for Delaware Ivy Global Growth Fund, please see the table on page 57.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 59 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

Fiscal 2023 marked one of the great paradigm shifts for global markets and economies in recent history. A confluence of events, including fallout from pandemic spending and loose monetary policy, catalyzed what had been years in the making.

Major central bank policy shifts, inflation, changes to global supply chains, the end of inexpensive Russian energy for Europe, and labor shortages created broad-based asset price declines with few exceptions. Equities fell along with bond markets, which typically provide protection, as investors scrambled to face what we believe will be a new reality.

Years of lower interest rates and quantitative easing finally came to roost in the form of inflation. Perpetuating inflationary pressure, the war in Ukraine drove increases to energy and food prices, particularly in Europe. As a result of Russia’s actions, Western nations implemented sanctions against Russia. This all but cut off Russia’s ability to supply natural gas, oil, wheat, and other commodities to most of the world. In addition, rising home prices and rapid wage growth became concerning. Home affordability was historically low and labor shortages along with demographic shifts created a difficult task for central banks.

In response, the US Federal Reserve took action through a series of interest rate hikes. Central banks around the world soon followed. The Fed and the European Central Bank increased rates throughout the year. Europe abandoned negative rate policy after nearly a decade. With higher rates, market valuations quickly declined. Extremely high valuations, afforded by longer-duration growth companies in a low-rate environment, were hit particularly hard. US regional banks were caught with liability mismatches and mark-to-market losses in their Treasury holdings, all stemming from the rapid rate increases. This caused a run on several banks and turmoil in the system. At the same time, one of the oldest Swiss financial institutions, Credit Suisse, had to be rescued in a coordinated effort between UBS and Swiss central bank.

China maintained its zero-COVID policy throughout most of calendar year 2022 before finally reopening in December when the pressure from its population and weakening economy became too great. With the easing of this overhang, economic activity accelerated.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Global Growth Fund declined, although it outperformed its benchmark, the MSCI All Country World Index, which also declined. The Fund’s Class I shares fell 4.24%. The Fund’s Class A shares declined 4.48% at net asset value and declined 9.97% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 7.44% (net). For complete annualized performance of Delaware Ivy Global Growth Fund, please see the table on page 57.

The Fund posted a negative return for the fiscal year but outperformed its benchmark. The largest contribution to relative performance came from stock selection in the consumer discretionary, communication services, and healthcare sectors while stock selection in the consumer staples sector was the largest detractor. Geographically, stock selection in the US and India contributed most while selection in Japan and Germany was a drag

Portfolio management reviews

Delaware Ivy Global Growth Fund

on performance. Sector and country exposure is primarily a result of our bottom-up (stock-by-stock) process.

On an individual stock basis, Deutsche Telekom AG, a large German telecommunications company, and Darden Restaurants Inc., a US restaurant operator best known for its Olive Garden franchise, were the leading contributors. Deutsche Telekom has continued to execute and benefit from the strength of its US subsidiary, T-Mobile US Inc. Deutsche Telekom appears to be ahead of schedule in bringing its ownership stake in T-Mobile to more than 50%. This should help enable the firm to generate additional cash, which it plans to return to shareholders through dividends. T-Mobile is gaining share in a competitive US wireless environment and German operations are growing. Darden has grown significantly post the COVID reopening, as diners were eager to eat out again. It has also been able to pass on inflationary pressures and maintain profit margins in the face of labor cost increases and higher raw material expenses.

The largest detractors from performance were First Republic Bank, a US-based regional bank, and Alphabet Inc., the US-based internet company and parent of Google. First Republic was swept up in a broad run on regional bank deposits. Historically, it has been a well-managed bank but was quickly put under pressure after several peers in similar geographies showed signs of collapsing. While we believe First Republic had a different risk profile, many depositors withdrew their money, and we were no longer able to handicap the risk of owning. We exited the position after the initial pullback, but before the major selloff in shares. Alphabet fell under pressure when advertising spending, a major source of revenue, slowed across the industry as advertising is highly sensitive to economic cycles. The stock also fell along with other large benchmark growth names sensitive to higher interest rates. We exited our position.

During the fiscal year, the Fund’s use of foreign exchange (FX) currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

Portfolio management reviews
Delaware Ivy High Income Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy High Income Fund (Class I shares)	1-year return	-5.79%
Delaware Ivy High Income Fund (Class A shares)	1-year return	-6.02%
ICE BofA US High Yield Constrained Index (benchmark)	1-year return	-3.58%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy High Income Fund, please see the table on page 60.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 62 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of high current income and capital appreciation.

Market review

Throughout the fiscal year ended March 31, 2023, high yield bond markets were volatile as investors responded to the US Federal Reserve and its efforts to contain inflation via an aggressive series of rate hikes that began March 17, 2022, just prior to the start of the Fund’s12-month fiscal period.

Even though the Fed’s first increase was small, just 0.25 percentage points, it was the first increase in more than three years, and it seemed to set investors on edge. Coming on the heels of the Russian invasion of Ukraine the month before, consumer sentiment declined and investors worried about growth profiles going forward as speculation about a forthcoming recession, its depth and length, dominated financial discussions. At the same time, inflation, apparently unaffected by the Fed’s action, continued to rise. Through the first three months of the fiscal period, high yield markets declined 10.0%, setting the stage for a difficult 12 months.

Volatility set in as summer began. Sentiment picked up in July. By that time, the Fed had hiked rates in both May and June, by 0.50 and 0.75 percentage points, respectively. Investors, clinging to the belief that further hikes would be lower and slower, pushed Treasury yields lower by 80 basis points (one basis point is a hundredth of a percentage point). High yield markets advanced 6%. The Fed operated from a different playbook, however, and continued to raise rates another 0.75 percentage points in both late July and September. The high yield market sold off, ending up essentially unchanged for the second fiscal quarter.

High yield markets see-sawed for much of the remainder of the 12-month period, advancing in October and November before declining in December. High yield bonds posted strong gains in January 2023 before receding somewhat in February. Virtually all the markets’ movements were attributable to the Fed’s actions and inflation data, which began to improve, showing signs of easing as 2023 began. Only in March, the final month of the fiscal year, did the narrative shift, when two US regional banks – Silicon Valley Bank and Signature Bank – failed due to rising interest rates that had adversely affected its balance sheet. The banks’ failure set off a small panic that rippled through the banking system. Equity markets responded as expected, shedding earlier gains, but the high yield market rallied, gaining 1.1% in March. The gains were uneven, however, with BB-rated credits significantly outperforming B-rated credits, up about 0.5%, and CCC-rated credits, which declined as investors sought quality.

Overall, the high-yield market struggled throughout the fiscal year to overcome its opening-month loss. Though the market made progress, it finished the period with an overall decline of 3.58%.

During the fiscal year, the broadcasting, telecommunications, and cable sectors were the leading underperformers in the Fund’s benchmark, the ICE BofA US High Yield Constrained Index. Investors’ concern with the onset of a recession weighed heavily on the broadcasting sector, which suffers slow growth and a loss of advertising revenue in such a scenario. Additionally, these three sectors typically have longer-dated securities with some duration. So, with the upward move in rates, fundamentals softened and bond prices declined. Recession fears also led to a decline in the retail sector as investors became concerned that consumer spending would slow.

Energy, paper and packaging, and diversified media all outperformed within the benchmark during the fiscal year. Oil prices spiked following Russia’s invasion of Ukraine and natural gas prices were fairly strong during the period. Paper and packaging, running the gamut from paper to plastic bags, is diversified and resilient, and its operators typically have strong balance sheets. Compared with broadcasting, diversified media has relatively little advertising exposure, and has the potential to perform well in a recessionary environment.

Source: Bloomberg, unless noted otherwise.

Portfolio management reviews

Delaware Ivy High Income Fund

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy High Income Fund declined, underperforming its benchmark, the ICE BofA US High Yield Constrained Index, which also declined. The Fund’s Class I shares declined 5.79%. The Fund’s Class A shares fell 6.02% at net asset value and fell 10.28% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 3.58%. For complete annualized performance of Delaware Ivy High Income Fund, please see the table on page 60.

The health services sector was the most significant detractor from the Fund’s relative performance during the fiscal year, principally due to its position in dialysis provider U.S. Renal Care Inc. The company underwent a leveraged buyout in 2019 and has since had a highly leveraged balance sheet. The business suffered during the pandemic and has not bounced back. On top of that, labor costs have risen dramatically. The company is in trouble, and we think it is likely headed for a restructuring. We continue to hold it in the Fund.

Wesco International Inc. is an aerospace defense contractor that detracted from the Fund’s performance during the fiscal year. The company provides distribution services for the defense industry. It has a highly levered balance sheet and sits at the bottom of the capital structure. With one balance sheet restructuring already behind it, Wesco is generating insufficient cash flow and its maturity date is next year. With a refinancing unlikely due to poor fundamentals, Wesco is another company facing a likely restructuring.

Similarly, satellite telecommunications company Ligado Networks LLC also appears to be running out of cash. Ligado owns satellite spectrum assets that the FCC approved but the Defense Department subsequently blocked due to potential interference with global positioning satellite (GPS) systems. With no resolution in sight, the company is unable to profit from its assets and it, too, appears headed for restructuring.

On the positive side of the ledger, the Fund outperformed in the retail sector, on the strength of both security selection and an underweight relative to the benchmark. The Fund has a bias toward high-quality retailers, which performed better in a difficult environment.

The Fund also performed well in the leisure sector. New Cotai LLC owns a gaming property in Macau called Studio City. During the pandemic, the company restructured its balance sheet, resulting in the Fund owning some equity and equity-linked securities. With the reopening of China, allowing people to resume travel and gaming, those securities significantly outperformed. Other leisure companies that performed well include cruise line Royal Caribbean Cruises Ltd.

In the technology sector, Entegris Inc. significantly contributed to performance during the fiscal period. The company provides critical components used in the manufacturing of semiconductors. Although it has solid fundamentals, it nonetheless traded down during the pandemic and through subsequent supply chain issues. Entegris has a strong balance sheet and is rated BB. We purchased the credits at a favorable price and, with the reopening of China and the easing of the supply chain bottleneck, the bonds have performed well. Overall, we did well in the technology sector as we generally favor software services, which are less susceptible to cyclical swings than hardware.

Throughout the fiscal year, we migrated the Fund to higher-quality credits. We took the Fund’s CCC-rated exposure down from 26% to 16% of the portfolio. We reduced the Fund’s B-rated exposure from about 52% down to 44% and increased the Fund’s BB-rated exposure from about 10% up to 25% of the portfolio. We believe that with these changes we have a more balanced credit-risk profile that has the potential to be less volatile than the portfolio has been in the past. At the same time, we are mindful of the importance of income in a high yield portfolio. Over the long term, income, rather than price appreciation, is the primary source of return.

Similarly, we made changes to the Fund’s sector positioning. We increased energy from about 10% to 13% of the Fund’s portfolio; basic industry from less than 2% to more than 6%; healthcare from 6% to 9%; technology from 5.4% to 7%; and leisure from 4.5% to 7.5%. We cut the Fund’s retail exposure in half from 9% to 4.5%. Services was reduced from about 16% to 6.5% and telecommunications from about 13.5% to about 7%. Also of note, we reduced the Fund’s exposure to bank loans from about 24% down to 13%.

Portfolio management reviews
Delaware Ivy International Core Equity Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy International Core Equity Fund (Class I shares)	1-year return	-0.17%
Delaware Ivy International Core Equity Fund (Class A shares)	1-year return	-0.55%
MSCI ACWI ex USA Index (net) (benchmark)	1-year return	-5.07%
MSCI ACWI ex USA Index (gross) (benchmark)	1-year return	-4.57%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy International Core Equity Fund, please see the table on page 63.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 65 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

Market review

Fiscal 2023 marked one of the great paradigm shifts for global markets and economies in recent history. A confluence of events, including fallout from pandemic spending and loose monetary policy, catalyzed what had been years in the making.

Major central bank policy shifts, inflation, changes to global supply chains, the end of inexpensive Russian energy for Europe, and labor shortages created broad-based asset price declines with few exceptions. Equities fell along with bond markets, which typically provide protection, as investors scrambled to face what we believe will be a new reality.

Years of lower interest rates and quantitative easing finally came to roost in the form of inflation. Perpetuating inflationary pressure, the war in Ukraine drove increases to energy and food prices, particularly in Europe. As a result of Russia’s actions, Western nations implemented sanctions against Russia. This all but cut off Russia’s ability to supply natural gas, oil, wheat, and other commodities to most of the world. In addition, rising home prices and rapid wage growth became concerning. Home affordability was historically low and labor shortages along with demographic shifts created a difficult task for central banks.

In response, the US Federal Reserve took action through a series of interest rate hikes. Central banks around the world soon followed. The Fed and the European Central Bank increased rates throughout the year. Europe abandoned negative rate policy after nearly a decade. With higher rates, market valuations quickly declined. Extremely high valuations, afforded by longer-duration growth companies in a low-rate environment, were hit particularly hard. Regional banks in the US were caught with liability mismatches and mark-to-market losses in their Treasury holdings, all stemming from the rapid rate increases. This caused a run on several banks and turmoil in the system. At the same time, one of the oldest Swiss financial institutions, Credit Suisse, had to be rescued in a coordinated effort between UBS and Swiss central bank.

China maintained its zero-COVID policy throughout most of calendar year 2022 before finally reopening in December when the pressure from its population and weakening economy became too great. With the easing of this overhang, economic activity accelerated.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy International Core Equity Fund declined, although it outperformed its benchmark, the MSCI ACWI (All Country World Index) ex USA Index, which also declined. The Fund’s Class I shares fell 0.17%. The Fund’s Class A shares declined 0.55% at net asset value and declined 6.24% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 5.07% (net). For complete annualized performance of Delaware Ivy International Core Equity Fund, please see the table on page 63.

The Fund posted a slight negative return for the year, but outperformed its benchmark, the MSCI ACWI ex USA Index. The largest contribution to relative performance came from stock selection in the financials, energy, and information technology sectors while stock selection in the consumer staples sector was the largest detractor. From a country perspective, stock selection in Canada was a key contributor, primarily due to energy exposure. Sector and country exposure is largely a result of our bottom-up (stock-by-stock) process.

On an individual stock basis, H World Group Ltd., a China-based hotel operator, and Renesas Electronics Corp., a Japanese semiconductor company, were the leading contributors. H World Group stock had been under pressure due to continued COVID-19

Portfolio management reviews

Delaware Ivy International Core Equity Fund

lockdowns and travel bans in China. We took the opportunity to buy the stock when it was weak, and expectations were low. Ultimately, when China abandoned its zero-COVID policy, the stock recovered in anticipation of a rebound in travel. Renesas Electronics was up after it reported its fourth-quarter results. It saw major gains in autos and the internet of things, both viewed as long-term structural growth opportunities, and announced a significant share buyback program.

The largest detractors from performance were HelloFresh SE, a German food delivery service popular in the US and overseas, and Adidas AG, a German athletic company. HelloFresh had benefited from the pandemic as more people opted for food delivery, but despite continued sales growth, the company has since had to spend more on customer acquisition and marketing expenses. Also, as interest rates climbed, higher growth and higher valuation stocks, including HelloFresh, pulled back more than the market. We continue to own HelloFresh as we believe the company will successfully convert customers into its subscription model and return to positive cash flow. Adidas fell under pressure when economic instability led to a slowdown in discretionary goods purchasing. Adidas has significant Chinese exposure, which continued to weigh on sales as a result of lockdowns. Heightened inventory likewise put the company at risk of discounting and margin pressure. We sold the stock in anticipation of better opportunities.

During the fiscal year, the Fund’s use of foreign exchange (FX) currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

Portfolio management reviews
Delaware Ivy International Value Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy International Value Fund (Class I shares)	1-year return	+0.58%
Delaware Ivy International Value Fund (Class A shares)	1-year return	+0.23%
MSCI EAFE (Europe, Australasia, Far East) Index (net) (benchmark)	1-year return	-1.38%
MSCI EAFE (Europe, Australasia, Far East) Index (gross) (benchmark)	1-year return	-0.86%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy International Value Fund, please see the table on page 66.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 68 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital appreciation.

Market review

Central bank rhetoric started to change as of late 2021. Nervousness spread across markets as inflation, liquidity crunches, and higher interest rates, combined with geopolitical tensions and Russia's invasion of Ukraine in February 2022, raised investor concerns. Several times during 2022, however, the stock market breathed a sigh of relief as hopes rose that the US central bank would soon start to lower interest rates.

Strongly rising inflation resulted in large interest rate increases, particularly in the US, but also in Europe, from historically low levels. Bonds have returned as a viable alternative to stocks. At the same time, interest rate increases mean that price-to-earnings (P/E) multiples in the stock market fell during 2022. This was also reflected in the pricing of certain parts of the stock market, which brought back memories of the bursting of the dot-com bubble at the start of this millennium.

But gravity always strikes, and 2022 brought about a solid wake-up call for global investors. Despite significant uncertainties, the stock market found support during the first quarter of 2023, as the global economy seemed to hold up better than expected, at least for the time. The reopening of China after its zero-COVID policy was lifted also added to optimism. Furthermore, lower oil prices eased inflationary pressure and provided hope that the cycle of interest rate hikes would soon come to an end.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy International Value Fund posted a slight gain, outperforming its benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, which declined. The Fund’s Class I shares gained 0.58%. The Fund’s Class A shares advanced 0.23% at net asset value (NAV) and declined 5.53% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 1.38% (net). For complete, annualized performance of Delaware Ivy International Value Fund, please see the table on page 66.

The bottom-up approach of the investment manager seeks to identify what are viewed as undervalued quality companies that have the potential to provide solid relative capital protection in challenging times. With the difficult market environment during the year, this worked well for the portfolio. The defensive and high-quality characteristics of the companies in the Fund partly shielded investors against the market’s havoc.

The annual outperformance resulted from sector and security selection. The Fund’s overweight position in the consumer staples sector and its stock selection in communication services and information technology contributed to relative returns. Security selection within healthcare and industrials was a drag on relative performance.

Among individual holdings, two of the largest contributors to performance were the French caterer and on-site food-service solution provider Sodexo and Danish Novo Nordisk, a world-leading diabetes care company.

Novo Nordisk posted strong performance and raised its guidance three times in 2022, growing both sales and earnings by double-digit rates, including some tailwind from a strong US dollar. The company’s key franchises, diabetes (GLP-1) and obesity care show strong growth rates and offer a very attractive combination of large and expanding addressable markets. Novo Nordisk is a leader in both. Novo expanded its leading position in the GLP-1 space with a dominant market share. Obesity care is a big opportunity; globally, more than 760 million people are obese, but today very few are treated.

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Delaware Ivy International Value Fund

Sodexo finally regained the business it had lost as a result of COVID-19, a great relief for investors. In 2022, revenues grew by double digits organically and profit margins improved, signifying positive developments. Sodexo is focusing on developing its food service to improve working conditions for employees, a nod to the ongoing labor shortage. Additionally, the company plans to be more selective and limit its activity to 50 countries. Going forward, Sodexo expects margins to be higher than they were pre-COVID-19.

Conversely, two of the largest detractors from performance during the fiscal year were Fresenius Medical Care AG & Co., a German healthcare company that provides kidney dialysis services, and adidas AG, a world leader in the design, manufacturing, and marketing of sports equipment and articles.

We believe the world's leading kidney dialysis company, Fresenius Medical Care, was in a perfect storm together with its competitors. COVID-19 has reduced the patient population, slowed clinic traffic, and increased patient costs. The industry works on a contract basis, and the final payors and prices for dialysis services have yet to be adjusted higher to reflect inflation. In essence, Fresenius Medical Care must absorb these higher costs until prices are renegotiated.

A challenging trading environment in China, caused by COVID-19 restrictions and industry-wide supply chain disruptions, hurt adidas's shares. In 2022, the company lowered its outlook a few times. China is a major driver behind the company’s growth challenges, as China is a profitable market for adidas as well as an important sourcing market. In effect, the zero-COVID policy in China significantly affected adidas and overshadowed the company’s positive attributes. Despite the current challenges, we are still confident that adidas will remain a very strong brand and has the potential to restore profitability relatively fast.

We believe the long-term investment case and return potential is still intact for both companies. Therefore, we continue to hold them in the Fund.

During the fiscal year, the Fund used foreign exchange currency contracts to secure the US dollar value of securities between trade date and settlement date. These did not have a material impact on performance.

Portfolio management reviews
Delaware Ivy Large Cap Growth Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Large Cap Growth Fund (Class I shares)	1-year return	-8.99%
Delaware Ivy Large Cap Growth Fund (Class A shares)	1-year return	-9.24%
Russell 1000® Growth Index (benchmark)	1-year return	-10.90%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Large Cap Growth Fund, please see the table on page 69.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 71 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

After posting solid gains of 62.7% and 15.0% during the Fund’s 2021 and 2022 fiscal years, the Russell 1000 Growth Index declined 10.9% in the fiscal year ended March 31, 2023. The measurement period finished on an up note, however, as the index returned 14.4% in the period’s final quarter, the first calendar quarter of 2023. Despite the overall decline and growing uncertainty that characterized the fiscal period, it is important to keep things in perspective. Over the past five years the Russell 1000 Growth Index generated annualized gains of 13.7%, strong performance considering the recent drawdown. Over the past ten years the index posted annualized gains of 14.6%.

While value styles shined during the trailing 12-month period, there were also moments of clarity where investors were drawn back to business quality – profitability, cash flow, and competitive advantage – as a necessary consideration. The market’s hunt for the next “thematic” trade, whether that be peak interest rates, lower inflation, or a US Federal Reserve policy pivot, was not a sustainable and repeatable investment strategy. It is not surprising that in a period when the relative growth of many “hyper-growth” companies disappointed, investors returned to a theme with lasting power – business quality. The gains realized during fiscal 2020 and early fiscal 2021 in many low-quality, hyper-growth companies were based on unsustainable growth expectations, which led to disappointment in these stocks during fiscal 2023.

There were some key events that occurred during fiscal 2023 that will shape the outlook for the coming year. Particularly notable was the aggressive increase of interest rates. The Fed raised rates an aggregate 4.25 percentage points from a starting point near zero in March 2022. This has been one of the most aggressive upward rate trajectories in history. Additionally, starting in June 2022 the Fed initiated quantitative tightening by reducing its balance sheet by $80 to $90 billion per month. The inversion of the yield curve provided support for those arguing a recession is on the horizon.

The Fed confirmed the greatest enemy remains inflationary pressure and reiterated its desire to maintain tight policy that it sees as necessary to extinguish inflationary risk. Policy remained hawkish despite several signals of increasing uncertainty regarding the future pace of economic growth. The pace of growth in the US already appeared to be slowing with the Institute for Supply Management (ISM) Manufacturing Index and Services Purchasing Managers’ Index (PMI) both weakening during the period. Orders are slowing and inventories have normalized. Particularly notable were the second- and third-largest bank failures in recent history, events that the market interpreted as a mere inconvenience but will likely produce sustained financial tightening effects.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Large Cap Growth Fund declined, although it outperformed its benchmark, the Russell 1000 Growth Index, which also declined. The Fund’s Class I shares fell 8.99%. The Fund’s Class A shares declined 9.24% at net asset value and declined 14.46% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 10.90%. For complete annualized performance of Delaware Ivy Large Cap Growth Fund, please see the table on page 69.

Our strategy is anchored in our beliefs, supported by empirical evidence, that business quality is more persistent than growth, that the market structurally undervalues quality businesses, and that wide-moat growth companies with attractive risk-reward profiles are the soundest vehicles for long-term compounding of wealth. As such, we continue to populate the Fund with what we consider to be high-quality, wide-moat companies supported by secular growth tailwinds and reasonable valuations.

From a sector perspective, strong stock selection in the consumer discretionary, information technology (IT), and communication

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Delaware Ivy Large Cap Growth Fund

services sectors was the largest contributor to relative outperformance. A sector overweight in industrials and an underweight in financials sectors also contributed. Stock selection in industrials and health care was a large detractor, along with an overweight position in communication services.

The consumer discretionary sector was the largest contributor to the Fund’s outperformance. Lack of exposure to Tesla Inc. accounted for most of the outperformance in the sector. We continue to believe that economics in the automotive industry will be competed away over time and that Tesla is overpriced relative to its realizable future earnings. Additional contributors, but of lesser magnitude, included positions in Ferrari NV and LVMH Moet Hennessy Louis Vuitton SE.

Positive relative performance in IT was helped by outperformance from the Fund’s significant overweight position in Motorola Solutions Inc. The company posted strong results throughout the year while maintaining a healthy backlog of future revenue. VeriSign Inc., NVIDIA Corp., and Microsoft Corp. also contributed to relative outperformance.

Electronic Arts Inc. drove the Fund’s relative outperformance within the communications services sector. Despite some recent choppiness in the company’s mobile business, Electronic Arts has sustained its post-pandemic growth because of its subscription-like video game franchises. Lack of exposure to Netflix Inc. and Match Group Inc., which we consider to be lower-quality businesses, also drove outperformance.

The relative underperformance within the industrials sector was driven by weakness in TransUnion. Poorly received acquisitions and exposure to cyclical consumer credit volumes were causes of TransUnion’s relative underperformance. Machinery stocks such as Caterpillar Inc., which we did not own, saw strong relative performance as investors favored relative value. A notable positive offset to the headwind in industrials was relative strength from the Fund’s overweight position in CoStar Group Inc.

The healthcare sector negatively affected performance during the year since the Fund lacked exposure to the biopharmaceuticals group. We believe this group benefited from the market’s flight-to-stability. While there were certain notable company-specific events during the year, no companies in the group have what we think are attractive idiosyncratic investment theses.

We anticipate that an environment defined by elevated volatility will persist as market participants guess and wait for the effect of financial tightening to manifest. A volatile environment may result in risky markets that are temporarily driven by emotion rather than fundamental business analysis. For example, investors’ preference for “low price” stocks at the start of calendar 2023, igniting one of the most powerful low-price rallies of the last 30 years, confirms, in our view, the persistence of value-destructive behavioral tendencies. This reference dependence (the desire to buy something that was at a higher price 12 months ago) is another example of emotions and behavioral tendencies guiding the market rather than fundamental business model analysis. Although we are prepared to be temporarily wrong in such markets, we are confident in our belief that this is not a sustainable investment strategy.

In contrast, quality-first investing is a sustainable investment strategy that has been empirically proven to generate excess returns over time. We believe the market environment is ripe for quality to outperform given relatively attractive valuations in high-quality stocks and mounting risks to corporate profitability that create potential downside risk for the growthy and cyclical tails of the market. We still see unrealistic growth expectations for the growthy tail of the market even though prices and, in some cases, valuations have become more attractive.

In terms of the economic environment, inflationary pressures are cooling but remain relatively high. Unfortunately, the policy environment has become complicated for the Fed, tasked with maintaining financial stability and constraining inflation. The Fed is possibly caught between a rock and a hard place. Do they acknowledge the recent risk to financial stability and set aside the fight on inflation or do they continue to fight inflation at the risk of causing further instability? We detail this unattractive decision tree facing the Fed not to create fear but simply to highlight that businesses relying on improving economic activity to drive growth could struggle in the coming quarters and years. The eventual “Fed pivot” to lower rates is unlikely to be perceived as positively as it has been in the recent past, and bad news is likely to be interpreted simply as bad news.

If the economic environment does in fact become choppy over the next 12 to 18 months, we think our high-quality growth companies should experience a below-average level of earnings volatility due to the critical nature of their products and services and their unique competitive positions. These advantages should minimize price competition, churn, trade-down, and other forces that erode growth and profitability. Furthermore, we believe these companies will be rewarded with a higher relative valuation such that they will potentially generate outperformance from relative growth, earnings stability (fewer negative revisions), and higher relative valuations.

Finally, we remain optimistic that active stock picking is on the verge of once again proving its value. We believe it is unlikely that we will return to a zero-interest rate environment and with that regime change comes a different set of standards. Higher valuation levels and access to capital will have to be earned through consistent growth, strong cash generation, strong profitability, and disciplined capital management. That is even more true post the recent disruption in the financial sector. The days of free money and an “everyone wins” mentality are likely behind us, and, in our opinion, enhanced discretion on the part of investors will reward durable, high-quality growth companies.

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Delaware Ivy Limited-Term Bond Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Limited-Term Bond Fund (Class I shares)	1-year return	+0.07%
Delaware Ivy Limited-Term Bond Fund (Class A shares)	1-year return	-0.17%
Bloomberg 1-3 Year US Government/Credit Index (benchmark)	1-year return	+0.26%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Limited-Term Bond Fund, please see the table on page 73.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 76 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide current income consistent with preservation of capital.

Market review

The fiscal year ended March 31, 2023, saw a dizzying number of geopolitical, monetary policy, financial, and economic events. The period started with the backdrop of Russia’s invasion of Ukraine, the launch of unconventional economic weapons by the West, and a second shock to supply chains via agricultural and energy routes. To complicate things, on the journey to managing escalating inflation not seen since the early 1980s era of US Federal Reserve Chair Paul Volcker, the Federal Open Market Committee (FOMC) delivered the second-steepest rate-hiking cycle in recent history, removing liquidity and ultimately playing a role in the banking system tremors of March 2023. While it may be too early to say inflation is in the past, metrics like the inverted yield curve and leading indicators are flashing red for recession risk for calendar 2023, indicating a handoff of risks from inflation to recession.

Policymakers, like investors, are often visited by ghosts of crises past. Events in March 2023 were a reminder that the Fed’s misstep during the time of Chair Volcker is not the only memory to fear. For many, the global financial crisis of 2008 came back into view, as did other unusual phenomena, such as the Long-Term Capital Management (LTCM) crisis of 1998 or the 1987 insurance crash. Regardless of the preferred history book example, the importance of confidence in the financial system came back into focus.

In March, Silicon Valley Bank, a little-known regional bank with an idiosyncratic depositor base and long history of high-quality lending, succumbed to depositor crowd behavior and was taken into receivership by the Federal Deposit Insurance Corporation (FDIC). The event spooked depositors and markets, opening the door to the possibility of a run on banks. At record speed, the Fed put into place a lending facility for US banks to borrow against Treasury and agency mortgage-backed securities (MBS) at par, effectively insuring deposits. Additionally, in Europe, the Swiss regulator engineered an arrangement between UBS and Credit Suisse to prevent a confidence crisis at Credit Suisse from becoming a systemic issue.

Despite the temporary market disruption, central banks remained focused on fighting inflation. Even with the backdrop of a bank confidence crisis, the European Central Bank (ECB) opted to raise interest rates by 0.50 percentage points to 3.50%, and the FOMC increased rates by another 0.25 percentage points in March to a range of 4.75% to 5.00%, pursuing a tightrope walk of remaining both focused on inflation and committed to financial stability. So far, markets have seemed willing to accept that the worst has been averted. Even as interest rate volatility remains near all-time highs, the compensation for credit risk, with few exceptions, still fails, in our view, to fully reflect the likelihood of a recession.

With a backdrop of unhinged inflation and resilient labor markets, all but one of the interest rate hikes during this cycle took place during this fiscal year – the US federal funds rate increased from near zero to a range of 4.75% to 5.00% by fiscal year end. While the yield curve inverted somewhat predictably, with long-term interest rates rising less than short-term rates, the fiscal year saw a significant decline in bond market returns and drastically higher consumer lending rates, including for auto loans and mortgages.

The US dollar maintained its strength for most of the year, while the euro fluctuated around parity with the dollar. Despite crowded calls that the dollar may have seen its peak strength, the shift from rate cycle beneficiary to safe-haven asset by March 2023 averted the shift in the dollar era.

Against this highly volatile backdrop, credit markets behaved reasonably well in 2022, albeit while sustaining broad losses largely owing to the increase in interest rates. However, higher yields were viewed as an opportunity for many fixed income investors and may have provided important technical support at a time when central banks across most of the developed world were raising short-term rates. Indeed, even despite the Silicon Valley Bank default and banking sector concerns, credit premiums have yet to match the highs seen during other stress periods. Looking forward, the silver lining for fixed income investors may be manifest in the higher yields that potentially offer an income buffer to further price volatility.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Limited-Term Bond Fund underperformed its benchmark, the Bloomberg 1-3 Year US Government/Credit Index. The Fund’s Class I shares gained 0.07%. The Fund’s Class A shares declined 0.17% at net asset value and declined 2.92% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark gained 0.26%. Complete, annualized performance for Delaware Ivy Limited-Term Bond Fund is shown in the table on page 73.

Investors widely expected that the Fed would be active throughout most of the fiscal year. That expectation became reality when the Fed began raising rates in March 2022, just prior to the beginning of this fiscal period, and continued through March 2023 when the federal funds rates reached a range of 4.75% to 5.00%. As cumulative rate hikes rose, investors slowly shifted their focus from inflation risk to recession risk and any unexpected consequences of the rapid liquidity withdrawal.

In managing the Fund, we try to provide, rather than take, liquidity. Liquidity enables us to take advantage of periods of uncertainty. It provides us with the investment flexibility to take advantage of market opportunities as they arise.

The Fund entered the fiscal year with an overweight allocation to investment grade corporate credit, which neither detracted nor added to relative performance. However, an overweight to BBB-rated industrials was a leading driver of performance, as higher yields started to benefit total returns during a volatile period. The Fund’s higher relative allocation to industrials than financials limited its exposure to the March 2023 spread widening. Meanwhile, we maintained the Fund’s overweight to investment grade corporate credit but reduced it modestly in early 2023 as investors’ exuberance for continued economic growth despite increased interest rates took risk premiums too low, based on our assessments.

The Fund’s out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) contributed to performance, as the higher spreads in the sector helped absorb the price volatility, while the Fund remains focused predominantly on AAA-rated securities.

Lastly, the Fund’s modest allocation to high yield securities was beneficial, as the higher income helped buffer price volatility. Specific examples included MGM Resorts International, which benefited from the global economic reopening, and Sensata Technologies BV, a hardware company that benefited from improved supply chain operations. We continue to hold both issuers in the Fund.

Yield curve management detracted from performance. We maintained a modestly greater interest rate sensitivity during the fiscal year, which detracted from returns as short-term interest rates rose.

Out-of-benchmark exposure to collateralized loan obligations (CLOs) detracted from performance as well, as spreads widened on the heels of greater volatility. We believe the Fund’s exposure to high-quality AAA-rated securities should benefit from the higher yields as volatility stabilizes.

Lastly, the heightened volatility in the banking sector in March 2023 resulted in underperformance for several of the Fund’s bank holdings. In particular, the Fund’s allocation to Credit Suisse AG senior securities detracted from performance as spreads widened ahead of the company’s arranged acquisition by UBS. Similarly, an allocation to Citizens Bank N.A. senior securities detracted from performance as markets repriced risk premiums on regional bank securities over concerns of fleeing depositors. We continue to hold both of these issuers in the Fund, as we believe fundamentals remain supportive of recovery.

Key risks and opportunities

Investors face complex considerations going forward, from the remaining stress on smaller regional banks to pressure in commercial real estate markets, the possibility of lingering inflation, and the high risk of recession. However, we suggest the landscape may be simplified to something more straightforward: We are in the middle of a risk handoff from inflation to recession after a secular repricing in interest rates, with relatively simple implications.

First, with yields returning to where they were before quantitative easing (QE) monetary policy took hold, bonds seem to be acting like bonds again, featuring historically compelling yields and a return to their inverse correlation with equities, which manifested clearly in the first quarter.

Second, history suggests it may be better to be early than late at turning points in tightening cycles, as yield curve inversions and rising recession risks mean the outlook for longer-term interest rates is quite bright, in our view.

Lastly, transitions don’t usually go smoothly. In our opinion, volatility is likely to remain high; credit spreads, while more attractive than before the tightening cycle, may need to increase further as recession risks take center stage; and market movements may happen rapidly.

We think this is a compelling time for agile active management and bottom-up (bond by bond) security selection as dispersion increases. Value has emerged in certain areas of the market, such as agency mortgage-backed securities (MBS) and high-quality securitized debt,

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Delaware Ivy Limited-Term Bond Fund

far from the eye of the storm. Meanwhile, the high-income feature of credit and emerging markets debt, coupled with volatility, may create opportunities down the road. Bonds are bonds again, in our view, and exposure to the asset class is as attractive as we’ve seen in decades. We believe agility and security selection will remain key to navigating the uncertainty.

During the fiscal year, the Fund used derivatives, including interest rate futures and high yield credit default swaps (CDX) to tactically gain access to the high yield asset class. Derivatives detracted from performance by less than 50 basis points.

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Delaware Ivy Managed International Opportunities Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Managed International Opportunities Fund (Class I shares)	1-year return	-3.50%
Delaware Ivy Managed International Opportunities Fund (Class A shares)	1-year return	-3.79%
MSCI ACWI (All Country World Index) ex USA Index (net) (benchmark)	1-year return	-5.07%
MSCI ACWI (All Country World Index) ex USA Index (gross) (benchmark)	1-year return	-4.57%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Managed International Opportunities Fund, please see the table on page 77.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 79 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

Market review

At the start of the Fund’s fiscal year on March 31, 2022, persistently high inflation led to tighter central bank monetary policy, with the US Federal Reserve leading the way in raising interest rates. This increase in rates was the Fed’s aggressive attempt to try to bring inflation under control. Other central banks, including the Bank of England and the European Central Bank (ECB), also took repeated steps to tighten monetary policy in their jurisdictions. Meanwhile, equities and bonds posted poor performance in the face of brutal headwinds and unrelenting negative news. This included soaring inflation, consequent aggressive monetary tightening, ongoing supply chain problems, China’s zero-COVID policy-related lockdowns, the Russia-Ukraine war, and soaring energy prices. The higher prices and disruptions within the supply of oil and gas hit Europe hardest as Russia cut off gas to several European Union (EU) countries. In turn, the Group of Seven (G7) nations and later the EU implemented an oil embargo.

Markets rallied briefly in July 2022, when a near-term turnaround in inflation seemed possible. Despite investors’ concerns about the slowing of economic growth, stocks appreciated along with other risk asset classes, including corporate, high yield, convertible, and emerging market bonds. A key reason for this appreciation was the decline in yields on US and euro-zone government bonds, leading to significant price gains. However, the tide turned again in mid-August and the bear market returned for most asset classes when hopes for a slowdown in inflation were dashed. Central banks then reaffirmed their intentions to continue aggressively tightening monetary policy. Recession fears mounted and the energy crisis worsened as Russia announced it was shutting down a gas pipeline for maintenance. German yields rose sharply, and the euro fell below parity with the US dollar for the first time in 20 years.

The fourth quarter of 2022, like the third quarter, had a friendly start. Most equities advanced, and the US and European broad indices posted substantial gains. Continued high inflation and interest rate hikes by numerous central banks characterized the market environment in October, and, by November, it appeared that markets were in recovery mode. After the Fed’s expected 0.75-percentage-point interest rate hike at the beginning of October, poorer economic data and slightly declining inflation rates fueled hopes of slower interest rate hikes in the near future. Instead of a year-end rally, however, equities and bonds suffered significant losses in December. Global inflation rates fell slightly, and as expected, the major central banks raised key interest rates but by less than before (for example, the Fed and the ECB each raised rates by 0.50 percentage points).

The positive reversal of trends from the challenges and large drawdowns that had occurred for most of calendar year 2022 continued as the new year began. The equity and bond markets started 2023 strong on the heels of China’s reopening and hopes of falling inflation. Although headline inflation rates fell due to declining energy prices, core inflation fluctuated. This caused the ECB and the Fed to again emphasize their intention to remain restrictive for longer. GDP growth for the fourth quarter of 2022 was better than expected in the US and in China, but slightly negative in Germany and other European countries.

In February 2023, inflation and interest rate hike expectations rose once again as did bond yields. In the US in particular, the January inflation rate was surprisingly high, the labor market remained strong, and globally, indicators pointed to high demand in the services sector. Fed and ECB spokespersons again stressed that they would remain hawkish. In this environment, government and corporate bonds fell in unison. In the equity markets, North America and emerging markets lost ground while Europe and Japan gained. Commodities fell sharply in some cases, partly because demand from China was weaker than

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Delaware Ivy Managed International Opportunities Fund

expected. The US dollar broke out of a four-month downtrend and strengthened against the euro.

The collapse of three US regional banks and Switzerland's Credit Suisse caused severe turbulence in March. Bank share prices plummeted, and stock markets in general fell quite sharply. Government bonds and gold rallied, risk premiums on corporate bonds widened, and the US dollar lost ground against the euro. Since one contributory factor was the sharp interest rate hikes, central banks sought to perform a balancing act between maintaining financial stability and fighting inflation. While the ECB and Fed guaranteed massive liquidity for the banking system, it also raised key interest rates due to continued high core inflation. Markets then calmed down, and broad equity indices turned positive again.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Managed International Opportunities Fund declined, although it outperformed its benchmark, the MSCI ACWI ex USA Index, which also declined. The Fund’s Class I shares declined 3.50%. The Fund’s Class A shares fell 3.79% at net asset value and fell 9.32% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the benchmark declined 5.07% (net). For complete, annualized performance of Delaware Ivy Managed International Opportunities Fund, please see the table on page 77.

The recent environment for international equities has been a challenging one, and, as a result, the Fund’s performance declined for the fiscal year. Despite the challenging backdrop, however, the Fund managed to outperform its benchmark. Fund performance reflected the mix of returns in the underlying funds and their allocation weightings. The most significant contributors to both absolute performance and performance relative to the Fund’s benchmark over the past year were Delaware Ivy International Value Fund, Delaware Global Value Equity Fund, Delaware Ivy International Core Equity Fund, and a modest allocation to cash during the period. Conversely, the most significant detractors to both absolute and relative fund performance were Delaware Ivy Systematic Emerging Markets Equity Fund and Delaware Ivy International Small Cap Fund.

The unprecedented hiking cycle in the US and the euro zone has already begun to affect the economy’s largest stakeholders, in our view. One year after the Fed’s initial rate hike of 0.25 percentage points, the current financial market environment seems staged for a binary outcome, in our opinion. We believe much depends on how confidence in the banking sector develops and whether more pain appears on the horizon. Central banks in the US and the euro zone face a dilemma as the targets of both price and financial market stability seem to us hard to achieve simultaneously. Even though the situation is fluid, we believe that unlike 2022, there are more asset classes that could offer intrinsic diversification. Our focus remains then on risk management while we seek what we consider to be the most attractive investment opportunities in the context of carefully constructed, well-diversified portfolios.

Portfolio management reviews
Delaware Ivy Mid Cap Growth Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Mid Cap Growth Fund (Class I shares)	1-year return	-9.80%
Delaware Ivy Mid Cap Growth Fund (Class A shares)	1-year return	-10.07%
Russell Midcap® Growth Index (benchmark)	1-year return	-8.52%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Mid Cap Growth Fund, please see the table on page 80.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 82 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

Though the overwhelming trend was to the downside, there was significant volatility throughout the trailing 12-month period as the markets tried to understand and price peak inflation and the corresponding aggressive US Federal Reserve moves juxtaposed against stubborn employment, wage, and manufacturing data. Continued strength in these later measures led the Fed to reiterate its higher-and-hold interest rate policy instead of pivoting to a more dovish stance. As labor markets remained tight, the talk of peak inflation continued to be offset by the growing concern of a hard landing due to the stress of tighter financial conditions.

With interest rates continuing to move higher, housing affordability rolled over as mortgage rates more than doubled from their lows, causing affordability to sink precipitously. The downdraft continued as focus shifted from the macro concerns to corporate earnings degradation and the ultimate impact on how earnings and earnings growth should be appropriately priced, given the new higher interest rate environment. The final volatility-inducing event of the 12-month period occurred early in March 2023 as the banking sector came under intense scrutiny, particularly at regional banks due to mismatches in assets and liabilities caused by the Fed’s aggressive tightening cycle. Though there were only two bank casualties in the US, a contagion was averted when the Fed stepped in announcing a new emergency liquidity facility while protecting the uninsured deposits at those institutions that were in need. All of this changed the narrative to the expectation of an aggressive Fed pivot, which provided a significant tailwind once again to the equity markets, particularly larger capitalization growth stocks.

The Russell Midcap Growth Index (the Fund’s benchmark) declined for the trailing year. All sectors within the index turned in negative performance except for the energy, utilities, and consumer staples sectors. The Russell Midcap Growth Index outperformed both the large- and small-cap growth indexes as well as the Russell Midcap® Value Index for the period, with lower debt, lower price-to-earnings (P/E) and sales growth, higher gross margins, and higher earnings per share growth outperforming within the index.

Source: FactSet, unless noted otherwise.

Within the Fund

For the fiscal period ending March 31, 2023, Delaware Ivy Mid Cap Growth Fund declined, underperforming its benchmark, the Russell Midcap Growth Index, which also declined. The Fund’s Class I shares declined 9.80%. The Fund’s Class A shares fell 10.07% at net asset value and fell 15.23% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 8.52%. For complete, annualized performance of Delaware Ivy Mid Cap Growth Fund, please see the table on page 80.

Both stock selection and asset allocation negatively affected relative performance in the period. With the litany of uncertainties presented in the macroeconomic environment, we remain vigilant in our fundamental research, maintaining a concentrated portfolio of profitable, lower-debt companies that we think can grow throughout a market and economic cycle. Sector overweight and underweight positions are primarily a by-product of bottom-up (stock-by-stock) selection, with notable overweight positions in information technology (IT), healthcare, and communication services, while significant underweights are in materials, real estate, consumer staples, and industrials. The lack of exposure to the energy sector over the period was the main contributor to the Fund’s relative underperformance, while our underweight to materials provided the largest positive relative sector contribution to performance.

Healthcare, the second largest sector allocation in the benchmark and an overweight in the Fund, was a significant relative contributor to performance, with both the overweight allocation to the sector as well as strong stock selection contributing. West Pharmaceutical Services Inc. is a leading manufacturer in the design and production of technologically advanced, high-quality, integrated containment and delivery systems for injectable medicines. We have researched and

Portfolio management reviews

Delaware Ivy Mid Cap Growth Fund

followed the company for several years but were not comfortable with the risk-reward potential given the valuation of the stock over time. The market pullback in 2022 gave us the valuation opportunity that we had patiently waited to initiate a position in the Fund’s portfolio. In our opinion, West has deftly navigated the stepdown from the accelerated demand for its products due to COVID-19, while increasing production capacity and maintaining focus on product development that suits the needs of the new biologic therapies coming to market.

The consumer discretionary sector produced the second-highest relative contribution for the period, with stock selection driving the outperformance over the index. BorgWarner Inc., the second-highest stock contributor to performance for the trailing year, engages in the provision of technology solutions for combustion, hybrid, and electric vehicles. Management announced a spinoff of much of its legacy internal combustion business late in 2022. The company’s message over the past four years has been one of transition: winning business in new powertrain technology, specifically hybrid and electric vehicles. With this spinoff, the company is executing on its goal of being 1/3 Electric Vehicle Revenue by mid-decade. We have held BorgWarner for a long time, and, we think, our patience – coupled with the fruits of their labors – is beginning to pay off.

The industrials sector, a market-weight position in the Fund’s portfolio, was the largest detractor to relative performance for the year with negative stock selection driving underperformance. CoStar Group Inc., a real estate data, analytics, and online marketplace, was a bright spot in the industrials sector for the period and, remains the second largest position in the Fund. There is always a bit of handwringing when CoStar announces guidance for the upcoming year, and 2023 was no different. The company guided well below consensus expectations due to the investments they made to expand their revenue model into the residential real estate market with the launch of Homes.com, which is expected to roll out mid-year. We believe strongly that management can navigate into the residential real estate market with the same, if not better, success as their launch of Apartments.com, which in the fourth quarter of 2022 announced net new bookings growth of more than 170% year over year.

The financial sector came under tremendous pressure in the first quarter of 2023 as news of Silicon Valley Bank’s (SVB’s) tenuous capital situation came into focus with unexpected and alarming rapidity. Fears of contagion and potential bank runs became widespread in a short period of time, bringing the entirety of the financial sector down as bank capital structures were fully scrutinized. While we didn’t own SVB, we did have exposure to two regional banks that suffered at the hands of the market. Of note is First Republic Bank, which we had held in the Fund’s portfolio for more than a decade. Though the bank’s capital situation was much different than that of SVB, the market treated the stock in a similar fashion, selling off more than 80% in the first quarter, making First Republic the largest single relative detractor to performance within the portfolio for the period. We sold the name as judiciously as possible, as we believe the landscape for regional banks has elevated scrutiny, increased the potential for unknown risks, and raised the likelihood for increased regulation.

Information technology, the largest overweight position to the largest sector in the index, was a slight drag on performance for the period coupled with negative relative returns from stock selection. While the energy sector is a small allocation compared to the benchmark, and we continue to have no exposure in this sector, it was responsible for the highest negative relative sector allocation performance for the Fund during the performance period. We remain wary of the business models within the energy sector, where companies, in our view, have tended to spend with reckless cyclical abandon, and not for the longer-term viability and profile of their businesses. Recently however, we noted an interesting change in that dynamic, as shareholders have spoken, and managements have listened to the desire for more capital discipline. We continue to research potential names for the portfolio but have yet to enter any positions of note.

Finally, a slight overweight to communication services had a negative effect on relative performance. Strong stock selection, however, returned a positive overall relative contribution to the Fund within this sector. While an underweight to the materials and consumer staples sectors provided a positive contribution to relative returns, stock selection in both sectors offset any gains from the weightings. No exposure to the underperforming real estate sector added to relative outperformance while our cash position detracted.

The top five individual holdings that were relative contributors to the Fund’s performance for the reporting period were MarketAxess Holdings Inc., BorgWarner Inc., Seagen Inc., Abiomed Inc., and Horizon Therapeutics. Abiomed and Horizon Therapeutics are no longer held in the Fund.

The bottom five individual holdings that were relative detractors to the Fund’s performance for the reporting period were First Republic Bank, Coherent Corp., Marvell Technology Inc., National Vision Holdings Inc., and Generac Holdings Inc.

The Fund’s use of options had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

Portfolio management reviews
Delaware Ivy Mid Cap Income Opportunities Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Mid Cap Income Opportunities Fund (Class I shares)	1-year return	-4.42%
Delaware Ivy Mid Cap Income Opportunities Fund (Class A shares)	1-year return	-4.73%
Russell Midcap® Index (benchmark)	1-year return	-8.78%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Mid Cap Income Opportunities Fund, please see the table on page 83.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 85 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of current income and capital appreciation.

Market review

Investors were filled with optimism as they entered calendar year 2022. Expectations for an emergence from the COVID-19 pandemic, strong economic demand, robust company and consumer balance sheets, extremely low interest rates, and expansionary fiscal spending combined to push equity valuations to very high levels. As the year unfolded, however, it was these exact bullish ingredients that brought the unwanted outcome of high inflation. The US Federal Reserve concluded that the inflation was largely transitory and would recede throughout the year. This assessment proved to be misguided as the inflationary environment continued to gain steam, inevitability forcing the Fed’s hand. In March 2022, the Fed began aggressively raising interest rates to combat inflation, a policy that continued through the first calendar quarter of 2023.

Prevailing wisdom suggests that during a tightening cycle, the Fed will increase interest rates until something breaks. In the first calendar quarter of 2023, some banks broke. Bank customers moved deposits from lower-yielding accounts to Treasurys and other institutions where they could earn higher levels of interest, forcing banks to raise deposit rates to maintain their level of deposits. Silicon Valley Bank (SVB) experienced an effective failure in the quarter. This caused significant anxiety across the banking industry as customers grew concerned about the safety of their deposits. Signature Bank experienced the same outcome as SVB. Customers of First Republic Bank, whose high-net-worth customer base maintained deposits in excess of the FDIC insurance level, made massive withdrawals over a short period, pressuring its balance sheet. Despite these events, the Fed has remained resolute with its focus on continuing its rate tightening cycle.

Beyond the banking issues, the overall economy surprised to the upside with stronger growth and continued robust employment growth. Cash flows were negatively pressured when many companies experienced a significant build in working capital, particularly inventory levels. This occurred as firms attempted to mitigate the supply chain pressures from the preceding two years. We expect this pressure to ease in the new fiscal year, improving free cash flow generation.

The Russell Midcap Index declined in fiscal 2023. Two sectors, energy and industrials, produced positive performance. The consumer staples, utility, healthcare, and consumer discretionary sectors delivered negative total returns but outperformed relative to the benchmark. The communications and real estate sectors had the worst relative performance, both declining greater than 20%. The financials sector underperformed, particularly late in the period. The information technology (IT) sector extended its period of multiple compression, driving underperformance. Materials produced benchmark-like returns for the quarter.

Overall, the investment environment was broadly positive for our investment process. Dividend-paying companies outperformed their non-dividend-paying brethren.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal period ended March 31, 2023, Delaware Ivy Mid Cap Income Opportunities Fund declined, although it outperformed its benchmark, the Russell Midcap Index. The Fund’s Class I shares declined 4.42%. The Fund’s Class A shares fell 4.73% at net asset value and fell 10.22% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 8.78%. For complete, annualized performance of Delaware Ivy Mid Cap Income Opportunities Fund, please see the table on page 83.

Dividend income nicely contributed to relative overall performance in a contracting equity market environment.

Sector allocation and stock selection contributed equally. Within sector allocation, the Fund’s underweight position to the poorly performing real estate and communications services sectors, and its

Portfolio management reviews

Delaware Ivy Mid Cap Income Opportunities Fund

overweight allocation to the strongly performing industrial and the consumer discretionary sectors, were the main contributors. Slightly offsetting these positive allocation decisions were underweight positions in the energy and utilities sectors. Although stock selection was positive within the materials, financials, real estate, and consumer staples sectors, these gains were slightly offset within the industrials and consumer discretionary sectors.

The real estate sector produced the strongest relative return for the Fund, which was significantly underweight this underperforming sector. American Campus Communities was the only holding during the year. The company was acquired early in the period by private equity for a premium given the arbitrage of private market valuation rates versus the public value of ACC.

Strong stock selection within the materials sector also contributed greatly to relative outperformance as most of our holdings generated positive returns in a down equity market. RPM International Inc. produced better-than-expected results as pricing initiatives finally surpassed costs increases, allowing for margin expansion in the second half of the year. Avery Dennison Corp. continued to benefit from greater adoption of radio frequency identification (RFID) technology across multiple industries, driving better-than-expected results. This product carries higher margins than its base business, thus driving secular margin expansion.

Stock selection also drove outperformance within the financials sector. A large portion of this was the avoidance of the troubled banks. The Fund did experience weakness in its regional bank holdings, Columbia Banking System Inc. and Glacier Bancorp Inc., which was more than offset by strong performance in our non-bank financial exposure. Arthur J. Gallagher & Co. experienced stronger than expected organic growth throughout the year with solid pricing and economic growth supporting results. Ares Management LLC continued to produce strong results leading to a significant increase in the company’s dividend.

The Fund’s outperformance in the consumer staples sector was split evenly between our overweight to the outperforming sector and stock selection. The Clorox Co. performed strongly in the period. After a difficult cost inflation period for the company, Clorox passed through significant price increases and has begun its margin recovery journey. Sysco Corp. demonstrated market share gains and, like Clorox, began margin recovery following periods of significant inflation.

The consumer discretionary and industrials sectors were both areas of relative weakness driven by negative stock selection. Results for Hasbro Inc. were pressured as retailers found themselves over-inventoried and made significant adjustments to orders, particularly within the toy category. This led to negative revenue and earnings revisions. We sold our position in the stock. Stanley Black & Decker Inc., experienced significant margin and cash flow contraction as underlying demand first exploded to the upside, then quickly slowed, leading to a significant build in inventory coupled with raw material and logistics cost increases. We continue to own Stanley Black & Decker, believing we have reached the free cash flow generation inflection.

We keep watch on several key variables to determine Fund positioning. These variables (domestic economic growth, change in interest rates, change in commodity prices, and foreign economic growth) have remained consistent since the Fund’s inception and continue to be monitored.

Domestic economic growth: Most market participants have forecasted that 2023 will usher in a recession as the Fed is focused on combating US inflation. We believe this is a reasonable expectation, with the main debate the depth and duration of the recession. We find ourselves in the short and shallow crowd, believing the probability of a severe recession is low. Banks are likely to tighten lending standards following recent events, which could further impede growth. Company and consumer balance sheets, while deteriorating, are currently at robust levels, providing the backdrop for stronger spending than normally experienced in an economic contraction. Significant fiscal infrastructure spending is scheduled to occur in 2023 and projected to grow again in 2024. While we think the rate of layoffs will increase this year, the recent difficultly of hiring experienced skilled workers will likely keep employment levels higher than those seen in previous recessionary periods. As we closely monitor this situation, we remain constructive on the financial markets as valuations have compressed and expectations for corporate earnings have begun their negative revisions.

Change in interest rates: The short- and long-term segments of the interest rate curve indicated dramatically different environments. The short end has continued to march higher with each Fed increase. Inflation has remained persistently high; however, there are indicators of moderation forthcoming in multiple areas. We continue to believe the Fed will err on the side of too many rate increases to ensure that inflation eases. The medium to long-end of the interest rate curve suggests the Fed will quickly pivot to rate cuts after the ensuing recession and moderating inflation. The fly in the ointment remains employment and wage pressure. We do worry about its relative stickiness, as overall unemployment remains low, and companies want to hold on to their skilled labor in preparation for the next expansionary cycle. Our expectation is we are in the very late innings of the interest rate increases cycle and anticipate the Fed pausing in the near term and potentially cutting interest rates as economic growth slows and inflation eases.

Change in commodity prices: Strong demand, challenging production, and supply chain issues have been supportive of higher commodity prices since 2020. We now have easing in all three of these components, which is driving a moderation in many industrial commodities. The Russian invasion of Ukraine added another level of uncertainty, particularly within the energy and agriculture markets. Should a resolution be found, we would expect commodity prices to ease further, but visibility to such a resolution remains opaque. A closely watched survey from the Institute for Supply Management has shown significant moderation in its ISM® Manufacturing Prices Index throughout the most recent quarter, indicating that less cost pass-through appears to be forthcoming.

Foreign economic growth: It appears China has loosened its stance regarding COVID-19, providing an environment that supports global economic growth. A resolution to the Russian-Ukrainian conflict has the potential to ease pressures in the region and could also support economic growth but remains difficult to predict. The anticipated European energy crisis was largely averted with a warmer than normal winter. We think this result should produce better than previously forecasted growth in the region.

Portfolio management reviews
Delaware Ivy Municipal Bond Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Municipal Bond Fund (Class I shares)	1-year return	-3.62%
Delaware Ivy Municipal Bond Fund (Class A shares)	1-year return	-3.83%
Bloomberg Municipal Bond Index (benchmark)	1-year return	+0.26%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Municipal Bond Fund, please see the table on page 86.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 88 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide the level of current income consistent with preservation of capital and that is not subject to federal income tax.

Market review

For the fiscal year ended March 31, 2023, and especially in its first half, inflation in the US remained a major concern for policymakers and investors. Higher energy costs, worsened by Russia’s invasion of Ukraine in February 2022, and disruptions in the supply chain, primarily drove the rise in prices. In June 2022, the US Consumer Price Index (CPI) peaked at an annual increase of 9.1%, the fastest rise in more than 40 years. However, this trend meaningfully slowed during the final three quarters of this fiscal year. By March 2023, the annual CPI increase had dropped to 5.0% – still historically high but the lowest rate of inflation in more than a year, as interest rate hikes by the US Federal Reserve appeared to have their desired impact.

The US central bank took decisive action by raising short-term interest rates when inflation became a growing concern for the Fed. Throughout the fiscal year, the Fed increased rates frequently and rapidly, raising the federal funds rate eight times from 0.25% at the start of the fiscal year to 4.75% by the end of March 2023. Although the Fed was expected to continue raising rates in 2023, most analysts believed that the rate-hiking cycle would soon come to an end as concerns about a recession grew. Concern about the economic backdrop grew further in the final month of the fiscal year amid worries about the banking industry, precipitated by the collapse of US lenders Silicon Valley Bank and Signature Bank, and Europe’s Credit Suisse.

Amid rising inflation and interest rates, the US economy began the fiscal year on a downturn. In the first half of 2022, the country’s gross domestic product (GDP) – a measure of national economic output – decreased by an annualized 1.6% and 0.6%, in the first and second quarter, respectively. However, in the third quarter, US GDP grew by an annualized 3.2%. The economy continued its expansion in the fourth quarter, growing at an estimated annual rate of 2.6% during that three-month period, driven primarily by inventory adjustments and consumer spending.

Despite the challenging economic conditions, the US jobs market remained robust throughout the fiscal year. The unemployment rate began the period at an historically low 3.6%, which was a significant improvement from the pandemic peak of 14.7% in April 2020. In February 2023, the jobless rate reached a 53-year low of 3.4% before ticking back up to 3.5% the following month.

In an often-volatile environment for fixed-income investors, the municipal bond market, as measured by the Bloomberg Municipal Bond Index, gained 0.26% for the fiscal year ended March 31, 2023.

Investors in municipal bonds encountered two very different sets of market conditions during the Fund’s fiscal year. Market conditions were highly challenging for fixed-income investors in its first half, as an unfavorable supply and demand backdrop hurt the municipal bond market.

Despite generally healthy credit quality among municipal issuers, rising interest rates and concerns that higher inflation would lead to even more rate hikes by the Fed led to significant outflows from municipal bond funds, causing a decrease in bond values.

In the second half of the fiscal year, however, investors’ concern about inflation eased and expectations that the Fed would soon end its rate-hike cycle grew as the odds of recession increased. Outflows from the municipal bond market slowed and demand for municipal securities increased, helping the market recover the value it had lost earlier in the fiscal year.

In this market environment, the weakest performers by far were longest-dated bonds, hampered by their increased sensitivity to higher rates. Meanwhile, shorter term and especially intermediate-term bonds fared the best. Additionally, bonds with lower credit ratings were more likely to lag their higher-rated counterparts during the fiscal year.

Source: Bloomberg, unless noted otherwise.

These tables show municipal bond returns by maturity length and by credit quality for the fiscal year ended March 31, 2023.

Returns by maturity
1 year	+1.55%
3 years	+1.52%
5 years	+1.75%
10 years	+2.38%
22+ years	-3.64%

Returns by credit rating
AAA	+0.55%
AA	+0.58%
A	-0.04%
BBB	-1.32%

Source: Bloomberg.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Municipal Bond Fund posted negative returns and underperformed its benchmark, the Bloomberg Municipal Bond Index. The Fund’s Class I shares fell 3.62%. The Fund’s Class A shares declined 3.83% at net asset value (NAV) and declined 8.18% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 0.26%. For complete, annualized performance of Delaware Ivy Municipal Bond Fund, please see the table on page 86.

Regardless of the market backdrop, we regularly maintain a consistent management approach throughout the fiscal year. Our bottom-up investment strategy relies on deep credit research to select municipal securities on an issuer-by-issuer basis. We prioritize tax-exempt bonds that we believe offer a favorable balance between risk and return potential for our shareholders.

We have high confidence in our team’s credit research capabilities. Therefore, when looking for new investments to add to the Fund’s portfolio, we give priority to lower-rated, higher-yielding bonds with strong credit fundamentals. We believe these types of securities provide greater opportunities for us to add value for the Fund’s shareholders.

During the fiscal year, against a highly volatile backdrop for the municipal bond market and the Fund, we encountered a high degree of investment outflows as shareholders redeemed shares. When we made bond sales and, less often, purchases during this fiscal year, we were mindful of keeping the Fund’s duration, credit quality, and sector allocations relatively consistent, as we liked how the Fund was positioned coming into the fiscal period.

To generate the proceeds needed to meet shareholders’ redemptions, we were active sellers of bonds during the 12-month time frame. We prioritized selling bonds with lower book yields, which allowed us to realize increased tax losses that we may be able to apply against future gains. Also, to a lesser extent, we engaged in tax-loss swaps to take advantage of higher yields available in the marketplace. With this strategy, we exchanged bonds with lower yields for those providing similar risk characteristics but with better coupons. This approach allowed us to improve the Fund’s income profile. Meanwhile, we were careful to avoid selling securities we believed would perform relatively well in the future, once market conditions begin to heal.

The top individual performer for the Fund was a general obligation bond issue for Palomar Health, a California healthcare district. These zero-coupon bonds, rated AA by Standard & Poor’s and maturing in 2033, gained 4% for this fiscal year, benefiting from their favorable structure and yield curve positioning.

Our next-strongest-performing investment, nonrated New York tobacco-securitization bonds maturing in 2060, rose 4%. These securities benefited from their high yield, which was desirable to investors and was sufficient to offset the negative price movement to a greater extent than many other bonds in the Fund’s portfolio. They also benefited from their recovery off a lower valuation to start this fiscal year.

On the negative side, we saw underperformance from a couple of issuers of debt for senior housing facilities. These included nonrated bonds issued for Sanctuary LTC LLC, which owns various senior healthcare facilities in Texas and Oklahoma, and Tapestry Senior Living in Wickliffe, Ohio. These securities returned -20% and -13%, respectively, for the fiscal year. In an environment in which bonds of lower credit quality tended to underperform, the senior-living sector, which primarily features lower-rated issuers, disproportionately struggled.

Portfolio management reviews
Delaware Ivy Municipal High Income Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Municipal High Income Fund (Class I shares)	1-year return	-6.53%
Delaware Ivy Municipal High Income Fund (Class A shares)	1-year return	-6.78%
Bloomberg Municipal Bond Index (benchmark)	1-year return	+0.26%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Municipal High Income Fund, please see the table on page 89.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 91 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide a high level of current income that is not subject to federal income tax.

Market review

For the fiscal year ended March 31, 2023, and especially in its first half, inflation in the US remained a major concern for policymakers and investors. Higher energy costs, worsened by Russia’s invasion of Ukraine in February 2022, and disruptions in the supply chain, primarily drove the rise in prices. In June 2022, the US Consumer Price Index (CPI) peaked at an annual increase of 9.1%, the fastest rise in more than 40 years. However, this trend meaningfully slowed during the final three quarters of this fiscal year. By March 2023, the annual CPI increase had dropped to 5.0% – still historically high but the lowest rate of inflation in more than a year, as interest rate hikes by the US Federal Reserve appeared to have their desired impact.

The US central bank took decisive action by raising short-term interest rates when inflation became a growing concern for the Fed. Throughout the fiscal year, the Fed increased rates frequently and rapidly, raising the federal funds rate eight times from 0.25% at the start of the fiscal year to 4.75% by the end of March 2023. Although the Fed was expected to continue raising rates in 2023, most analysts believed that the rate-hiking cycle would soon come to an end as concerns about a recession grew. Concern about the economic backdrop grew further in the final month of the fiscal year amid worries about the banking industry, precipitated by the collapse of US lenders Silicon Valley Bank and Signature Bank, and Europe’s Credit Suisse.

Amid rising inflation and interest rates, the US economy began the fiscal year on a downturn. In the first half of 2022, the country’s gross domestic product (GDP) – a measure of national economic output – decreased by an annualized 1.6% and 0.6%, in the first and second quarter, respectively. However, in the third quarter, US GDP grew by an annualized 3.2%. The economy continued its expansion in the fourth quarter, growing at an estimated annual rate of 2.6% during that three-month period, driven primarily by inventory adjustments and consumer spending.

Despite the challenging economic conditions, the US jobs market remained robust throughout the fiscal year. The unemployment rate began the period at a historically low 3.6%, which was a significant improvement from the pandemic peak of 14.7% in April 2020. In February 2023, the jobless rate reached a 53-year low of 3.4% before ticking back up to 3.5% the following month.

In an often-volatile environment for fixed-income investors, the municipal bond market, as measured by the Bloomberg Municipal Bond Index, gained 0.26% for the fiscal year ended March 31, 2023.

Investors in municipal bonds encountered two very different sets of market conditions during the Fund’s fiscal year. Market conditions were highly challenging for fixed-income investors in its first half, as an unfavorable supply and demand backdrop hurt the municipal bond market. Despite generally healthy credit quality among municipal issuers, rising interest rates and concerns that higher inflation would lead to even more rate hikes by the Fed led to significant outflows from municipal bond funds, causing a decrease in bond values.

In the second half of the fiscal year, however, investors’ concerns about inflation eased and expectations that the Fed would soon end its rate-hike cycle grew as the odds of recession increased. Outflows from the municipal bond market slowed and demand for municipal securities increased, helping the market recover the value it had lost earlier in the fiscal year.

In this market environment, the weakest performers by far were longer-dated bonds hampered by their increased sensitivity to higher rates. Meanwhile, shorter-term, and especially intermediate-term bonds fared the best. Additionally, bonds with lower credit ratings were more likely to lag their higher-rated counterparts during the fiscal year.

Source: Bloomberg, unless noted otherwise.

These tables show municipal bond returns by maturity length and by credit quality for the fiscal year ended March 31, 2023.

Returns by credit rating
AAA	0.55%
AA	0.58%
A	-0.04%
BBB	-1.32%

Returns by maturity
1 year	1.55%
3 years	1.52%
5 years	1.75%
10 years	2.38%
22+ years	-3.64%

Source: Bloomberg.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Municipal High Income Fund posted negative returns and underperformed its benchmark, the Bloomberg Municipal Bond Index. The Fund’s Class I shares fell 6.53%. The Fund’s Class A shares declined 6.78% at net asset value (NAV) and declined 11.04% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark gained 0.26%. For complete, annualized performance of Delaware Ivy Municipal High Income Fund, please see the table on page 89.

Regardless of the market backdrop, we regularly maintain a consistent management approach throughout the fiscal year. Our bottom-up investment strategy relies on deep credit research to select municipal securities on an issuer-by-issuer basis. We prioritize tax-exempt bonds that we believe offer a favorable balance between risk and return potential for our shareholders.

We have high confidence in our team’s credit research capabilities. Therefore, when looking for new investments to add to the Fund’s portfolio, we give priority to lower-rated, higher-yielding bonds with strong credit fundamentals. We believe these types of securities provide greater opportunities for us to add value for the Fund’s shareholders.

During the fiscal year, against a highly volatile backdrop for the municipal bond market and the Fund, we encountered a high degree of investment outflows as shareholders redeemed shares. When we made bond sales and, less often, purchases during this fiscal year, we were mindful of keeping the Fund’s duration, credit quality, and sector allocations relatively consistent, as we liked how the Fund was positioned coming into the fiscal period.

To generate the proceeds needed to meet shareholders’ redemptions, we were active sellers of bonds during the 12-month time frame. We prioritized selling bonds with lower book yields, which allowed us to realize increased tax losses that we may be able to apply against future gains. Also, to a lesser extent, we engaged in tax-loss swaps to take advantage of higher yields available in the marketplace. With this strategy, we exchanged bonds with lower yields for those providing similar risk characteristics but with better coupons. This approach allowed us to improve the Fund’s income profile. Meanwhile, we were careful to avoid selling securities we believed would perform relatively well in the future, once market conditions begin to heal.

The top individual performer for the Fund was a nonrated Washington, D.C., tobacco-securitization bond issue maturing in 2055. These securities, which gained about 17%, benefited from their high yield, which was desirable to investors and was sufficient to offset the negative price movement to a greater extent than many other bonds in the Fund’s portfolio. They also benefited from their recovery off a lower valuation to start this fiscal year.

Another contributor to the Fund’s performance was a general obligation (GO) bond issue of Riverdale, Illinois. These nonrated bonds maturing in 2036 gained 8% for this fiscal year, benefiting from their favorable structure and yield curve positioning.

On the negative side, we saw underperformance from a couple of issuers of debt for senior housing facilities. These included bonds issued for Church Homes, a retirement community in Hartford, Connecticut, and the Harborside senior living community in Port Washington, New York. These securities returned -36% and -15%, respectively, for the fiscal year. In an environment in which bonds of lower credit quality tended to underperform, the senior-living sector, which primarily features lower-rated issuers, disproportionately struggled.

The Fund’s nonrated bonds for the Legacy Cares athletic complex project in Mesa, Arizona also hampered performance. These securities returned -33%, meaningfully detracting from the Fund’s performance as the issuer experienced credit challenges during the fiscal year.

Portfolio management reviews
Delaware Ivy Small Cap Growth Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Small Cap Growth Fund (Class I shares)	1-year return	-14.68%
Delaware Ivy Small Cap Growth Fund (Class A shares)	1-year return	-14.90%
Russell 2000® Growth Index (benchmark)	1-year return	-10.60%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Small Cap Growth Fund, please see the table on page 92.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 94 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

The fiscal year ended March 31, 2023 was not favorable for small-cap growth stocks. The Russell 2000 Growth Index declined more than 10% for the period despite rallying in the last three months. Calendar year 2022 for small-cap growth stocks was the third worst in more than 25 years, eclipsed only by the recession of 2008-2009 and the 2002 “tech bubble.” Through the first nine months of the period, rising interest rates impacted valuations while economic disruption and recession affected earnings estimates. The 10-year Treasury yield, in a downtrend since the great financial crisis, was near zero percent for almost a year following the onset of the COVID-19 pandemic. Responding to significant fiscal and monetary stimulus in 2021, earnings growth surged for most of the major sectors of the market and growth stocks thrived. In 2022, however, rapidly growing consumer demand led to shortages and supply chain snarls that fed inflation, taking a toll on equity markets.

Small-cap growth stocks had been a major beneficiary of the low interest-rate, healthy economic environment that prevailed in 2021 and were thus highly vulnerable when conditions changed. During the fiscal year the 10-year Treasury yield rose from 2.3% to more than 4.2% in the fall of 2022 before settling back to 3.5% by year-end. The yield curve inverted midway through the year. High-yield spreads rose more than 2.5 percentage points by midyear, signaling increased concern about a potential recession. Higher interest rates crushed small-cap growth stocks by the end of the first fiscal quarter. A brief attempt at a late summer rally was thwarted until 2023 when a modest rebound took hold. The Russell 2000 Growth Index benchmark lagged the mid-cap and large-cap indexes for the fiscal year. Growth stocks, however, outperformed small value stocks for the period.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal period ending March 31, 2023, Delaware Ivy Small Cap Growth Fund declined, underperforming its benchmark, the Russell 2000 Growth Index, which also declined. The Fund’s Class I shares declined 14.68%. The Fund’s Class A shares fell 14.90% at net asset value and fell 19.78% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 10.60%. For complete, annualized performance of Delaware Ivy Small Cap Growth Fund, please see the table on page 92.

The Fund lagged the benchmark for the year principally due to pressure on our two largest sectors, healthcare, and information technology (IT). The healthcare sector was a significant detractor from relative performance, primarily attributable to poor stock selection. Several previously strong performers drastically reversed course due to high valuations, underwhelming profitability, weakness in procedure volumes, and disappointing sales as potential customers were constrained by persistent inflation. The overall healthcare sector underperformed the broader index, a departure from typical down years. More specifically, small-cap healthcare did not perform like a defensive sector. The repercussions of COVID-19 on the healthcare system lasted well beyond expectations. Many companies with new products or services faced challenges getting in front of decision makers or obtaining budget signoffs. Additionally, some potential customers were unable to hire the personnel necessary to accept, install, and implement new product platforms.

In many cases we felt the new product or service was superior and would gain traction in the marketplace, but that scenario was rarely realized. For example, Omnicell Inc. has what we view as a best-in-class solution for medication management that successfully gained share in past years. It hit a significant wall this period, however, due to budget constraints and facilities’ inability to implement new platforms while labor is scarce. As a result, previously consistent revenues and bookings dried up for several quarters, visibility was lost, and we decided to sell the Fund’s position.

We decided to maintain our positions in some healthcare companies where we felt confident that competitive advantages remained compelling. In other instances, we exited our positions and moved on. We may renew those positions if and when sales visibility better matches our investment horizon. Through this environment, we still maintained our long-term philosophy of owning names with novel offerings that make healthcare more efficient and value based.

The IT sector has historically been a large driver of alpha (excess return relative to the benchmark) for the Fund, and we expect it to continue to be the most-favored sector from a fundamental growth perspective. Last year, however, was a correction year reflecting the macro factors mentioned above. We reduced our large overweight versus the index throughout the year as we exited less-seasoned companies and favored a higher-quality and more-profitable group of stocks. The result was performance that lagged the benchmark for the year, largely due to an overweight in software stocks and a disappointing earnings outlook for one of our communication stocks, Viavi Solutions Inc. The Fund benefited from several take-outs as private equity firms took advantage of lower stock prices to make strategic acquisitions. SailPoint Technologies Inc., ForgeRock Inc., and Switch Inc. were among the companies acquired but the gains were insufficient to offset several poorly performing software stocks including Domo Inc., Five9 Inc., and Varonis Systems Inc. However, semiconductors, led by Allegro MicroSystems Inc., positively contributed. The IT sector rallied strongly in the last quarter of the fiscal year, but that was not enough to offset the shortfall from the previous nine months.

The consumer discretionary, financials, communications, and industrials sectors were all positive for the fiscal year. Led by the consumer discretionary sector, strong stock gains from Fox Factory Holding Corp., Visteon Corp., and Texas Roadhouse Inc. drove a healthy gain for the Fund for the fiscal year. Consumer spending remained resilient throughout the year and the Fund positioned itself in a diversified group of high-quality leaders like those mentioned above. Kinsale Capital Group Inc. and Shift4 Payments Inc. were strong performers in the financials sector while Iridium Communications Inc. contributed in the communication services sector. The industrials sector contributed positively during the period, benefiting from advantageous stock selection. The industrials sector outperformed the market as a whole and our stock selection outperformed the sector. We had exposure to alternative energy, resource management, and electrification, which we think have plenty of demand and visibility going forward. While reducing the Fund’s exposure to areas only growing via cyclical inflation did not significantly contribute to performance, we believe that has the potential to benefit the portfolio as the economic cycle weakens.

Portfolio management reviews
Delaware Ivy Smid Cap Core Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Smid Cap Core Fund (Class I shares)	1-year return	-6.69%
Delaware Ivy Smid Cap Core Fund (Class A shares)	1-year return	-7.02%
Russell 2500TM Index (benchmark)	1-year return	-10.39%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Smid Cap Core Fund, please see the table on page 95.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 98 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital appreciation.

Market review

Equity markets declined during the fiscal year ended March 31, 2023. During the fiscal year, small-cap stocks declined on average, underperforming mid-cap and large-cap stocks. The smaller-cap Russell 2000® Index declined 11.61% during the fiscal year and the Fund’s benchmark, the Russell 2500 Index declined 10.39%. The Russell Midcap® Index declined 8.78%, and the large-cap Russell 1000® Index was the strongest size segment, with a return of -8.39%. Small- to mid-cap value stocks performed roughly in line with small-to mid-cap growth stocks, as the Russell 2500TM Value Index declined 10.53% and the Russell 2500TM Growth Index declined 10.35%.

Sector-level performance within the Russell 2500 Index was mostly negative as only two sectors, capital goods and consumer staples advanced, and the other 14 declined. Companies in the real estate investment trust (REIT), media, technology, finance, and healthcare sectors performed the weakest for the year as each fell by more than 15%. The credit cyclicals, consumer services, business services, energy, transportation, consumer discretionary, basic materials, communications services, and utilities sectors in the benchmark declined for the year by less than 10%.

Real gross domestic product (GDP) increased 2.1% in 2022, compared with an increase of 5.9% in 2021. The FactSet economic consensus estimate for 2023 Real GDP is 1.0%, reflecting the potential for a recession during the year.

With respect to labor, the US unemployment rate ended March 2023 at 3.5%, which is not far from where it was at the start of the fiscal year, 3.6%, for March 2022. The National Federation of Independent Business (NFIB) Small Business Optimism Index, a composite of ten seasonally adjusted components that provides an indication of the health of small businesses in the US, has been below its 49-year average of 98 for 15 consecutive months, with a reading of 90.1 in March 2023. The Conference Board Consumer Confidence Index® which reflects prevailing business conditions and likely developments for the months ahead, decreased during the fiscal year, from a March 2022 reading of 107.6 to 104.2 in March 2023. The March Purchasing Manager’s Index (PMI) registered 46.3%, which indicated the manufacturing sector contracted for the fifth consecutive month, following a 28-month period of growth. Readings below 50% indicate contraction. For the 12 months ended March 31, 2023, the US Consumer Price Index (CPI) increased 5.0%, the smallest 12-month increase since the period ended May 31, 2021, as inflation cooled.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Smid Cap Core Fund declined, although it outperformed the Fund’s benchmark, the Russell 2500 Index which also declined. The Fund’s Class I shares declined 6.69%. The Fund’s Class A shares at net asset value (NAV) declined 7.02% and declined 12.35% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 10.39%. For complete, annualized performance of Delaware Ivy Smid Cap Core Fund, please see the table on page 95.

Positive stock selection contributed to relative outperformance during the fiscal year. The Fund’s holdings in the consumer discretionary and credit cyclicals sectors advanced on average while those in the benchmark declined. The Fund’s holdings in the technology and healthcare sectors declined by less than those in the benchmark for the year. Stock selection detracted from performance in two sectors: capital goods and consumer staples.

In the energy sector, shares of Diamondback Energy Inc. outperformed as the company continued to improve its earnings and free cash flow profile. During the fiscal year, Diamondback increased its dividend and declared an additional variable cash dividend. Diamondback is committed to returning 75% of free cash flow to shareholders, using various methods including dividends, share repurchases, and debt paydowns. We maintained the Fund’s position in Diamondback as the company is a leader in low-cost operations, has a high free cash flow yield, and management is committed to maximizing returns for shareholders.

Specialty contractor Quanta Services, Inc. was a top contributor for the fiscal year as the company delivered financial strength across its electric power, renewable energy, and underground utility infrastructure solutions business segments. Quanta’s fiscal year 2022 revenues and earnings were the company’s highest on record and management guided to fiscal 2023 growth. We maintained the Fund’s position in Quanta Services as we believe that the company offers attractive opportunities for investors to gain exposure to long-term secular growth trends.

The Fund’s positions in the consumer discretionary sector outperformed those in the benchmark for the fiscal year. Discount retailer Five Below, Inc. outperformed, as the company navigated the retail industry’s inventory issues well with minimal impact to its gross margins and continued strength in sales. Five Below sells high-quality toys, accessories, and electronics, with a focus on tweens and teens, with most items priced between $1 and $5. We maintained the Fund’s position in Five Below as the company sells high-quality items at a favorable price point while maintaining strong store economics.

In the software industry, shares of cyber-security analytics company Rapid7 Inc. underperformed during the fiscal year. Since we purchased Rapid7, it diversified its offerings to become a multi-pillar platform covering threat detection and response, cloud security, and vulnerability risk. Most of the decline in Rapid7’s share price occurred in May 2022, following the company’s fiscal first-quarter financial report, as management reduced its annualized recurring revenue (ARR) growth guidance on softening economic conditions. We continue to view Rapid7 as attractive, due to our positive view of its market opportunity and the traction in its broadening suite of what we view as best-in-class offerings.

In the medical products industry, shares of contract development and manufacturing company Catalent Inc. underperformed. Catalent’s fiscal fourth-quarter 2022 and first-quarter 2023 financial results were weaker than expected and its stock price reacted negatively to the reports. While the stock was pressured, Catalent’s guidance is conservative and reflects lower biologics revenue from its production of Moderna’s COVID-19 vaccine. We maintained the Fund’s position in Catalent as we think it has an impressive suite of products, is trading at a discounted valuation, and management has taken steps to position the company for organic growth.

The failures of Silicon Valley Bank and Signature Bank in March 2023 illustrated how quickly deposit outflows could result in a liquidity event. Consumers and corporations recognized the risk of having uninsured deposits, which created deposit outflows at certain banks. Western Alliance Bancorp was one of the banks which came under pressure as it was associated with Silicon Valley Bank due to Western Alliance Bancorp’s technology and innovation group. We exited the Fund’s position in Western Alliance Bancorp prior to the end of the fiscal year on increased risk.

At the end of the fiscal year, the Fund remained overweight the transportation, consumer discretionary, credit cyclicals, business services, and healthcare sectors. The Fund was overweight the finance, capital goods, and communications services sectors at the start of the fiscal year, and we reduced weight in those sectors ending the fiscal year underweight relative to the benchmark. The Fund remained underweight the utilities, technology, consumer services, and basic materials sectors.

We believe that the current market and economic environment should continue to support active management. In our opinion, we can take advantage of market conditions that have created valuation disconnects. We continue to maintain our strategy of investing in companies that we believe have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders. We appreciate your confidence and look forward to serving your investment needs in the next fiscal year.

Portfolio management reviews
Delaware Ivy Systematic Emerging Markets Equity Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Systematic Emerging Markets Equity Fund (Class I shares)	1-year return	-11.08%
Delaware Ivy Systematic Emerging Markets Equity Fund (Class A shares)	1-year return	-11.42%
MSCI Emerging Markets Index (net) (benchmark)	1-year return	-10.70%
MSCI Emerging Markets Index (gross) (benchmark)	1-year return	-10.30%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Systematic Emerging Markets Equity Fund, please see the table on page 99.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 101 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

The MSCI Emerging Markets Index (net) declined 10.7% during the Fund’s fiscal year ended March 31, 2023, lagging the developed markets MSCI World Index (net), which fell 7.0% for the period.

Emerging market equities declined significantly in the first half of the fiscal year for three reasons. The ongoing conflict in Ukraine led to significant reductions of Russian oil and gas supplied to Europe, raising investors’ concern about economic growth in the region. China maintained its stringent stance on COVID-19, continuing lockdowns in major metropolitan areas and further dampening the region’s economic outlook. Monetary tightening by the US Federal Reserve showed no sign of abating, contributing to rising US bond yields and a strengthening US dollar.

Emerging markets reversed course in the second half of the period as China ended its zero-COVID policy, fueling investors’ optimism for an economic rebound. Performance in 2023 benefited from a weakening US dollar. The rally reversed in February as the Fed continued to express concern about high inflation, suggesting that interest rates might rise further. Additional factors denting investor sentiment included a dearth of stimulus measures at China’s “Two Sessions” meeting, escalating geopolitical tensions between China and the US, and unforeseen turmoil in the US and European banking sectors.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Systematic Emerging Markets Equity Fund Class I shares fell, underperforming the Fund’s benchmark, the MSCI Emerging Markets Index, which also fell. The Fund’s Class I shares declined 11.08%. The Fund’s Class A shares declined 11.42% at net asset value (NAV) and fell 16.53% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark fell 10.70% (net). For complete, annualized performance of Delaware Ivy Systematic Emerging Markets Equity Fund, please see the table on page 99.

Strong stock selection in Brazil, India, and South Korea contributed to the Fund’s relative performance for the fiscal year. Shares of Petróleo Brasileiro SA (Petrobras), AmBev SA, and Banco do Brasil SA outperformed in sympathy with improving sentiment for the Brazilian economy. In South Korea, shares of car companies Kia Corp. and Hyundai Motor Co. added to performance as the market focused on the companies’ improving product mix and stronger position in key markets. Both have strong and growing exposure to the Indian market, which surpassed 3.8 million vehicles in calendar year 2022.

The technology sector was the primary source of the Fund’s underperformance during the fiscal year. Amid growing evidence of softening demand for consumer electronics and some pullbacks in enterprise technology spending, several stocks in the Fund corrected significantly. The share prices of semiconductor-chip manufacturers, including Taiwan Semiconductor Manufacturing Co. Ltd., SK hynix Inc., and Samsung Electronics Co. Ltd., declined as investors anticipated weaker earnings.

During the fiscal year, the Fund’s use of foreign exchange (FX) currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance.

In our view, the near-term outlook remains clouded by a host of issues including US monetary policy, concern about global economic growth, and escalating geopolitical tension. As such, we believe market conditions are likely to remain volatile. Nonetheless, we do not believe that these uncertainties have derailed long-term growth opportunities underpinned by secular trends such as digitalization and consumption premiumization (consumers’ preference for high-quality, healthy, and premium products). Furthermore, we believe that equity valuations across several pockets of the emerging markets universe appear attractive.

In this environment, we think a strategy that focuses on identifying what we view as high-quality companies, with positive operating momentum, at reasonable valuations, and without being captive to one specific style such as value or growth, should hold up better and potentially contribute to stronger long-term performance.

Portfolio management reviews
Delaware Ivy Value Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Value Fund (Class I shares)	1-year return	-6.25%
Delaware Ivy Value Fund (Class A shares)	1-year return	-6.47%
Russell 1000® Value Index (benchmark)	1-year return	-5.91%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Value Fund, please see the table on page 102.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 104 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital appreciation.

Significant Fund event

The portfolio management team for the Fund changed effective December 5, 2022. Please read the latest prospectus, including the supplement dated December 5, 2022, for more information concerning this event.

Market review

US stocks were under pressure for much of the Fund’s fiscal year. There were several strong rallies during the 12-month period, but the stock market trend was broadly lower. Rising inflation, high interest rates, and their potential effect on consumer spending and economic growth appeared to unnerve investors. The war in Ukraine along with sanctions imposed by Western democracies against Russia created further disruption, straining energy markets and interfering with the post-pandemic global economic recovery. Toward the end of the Fund’s fiscal year, the failures of Silicon Valley Bank and Signature Bank added to an already volatile period. Investors’ fear about broader systemic risks and potential contagion in the US banking system caused a selloff in bank stocks, especially smaller and mid-sized institutions. In response, the US Federal Reserve created an emergency lending facility, the Bank Term Funding Program (BTFP), and guaranteed all deposits (insured and uninsured) at both banks to quell investors’ concern and minimize deposit risk elsewhere. As part of its program to combat inflation, the Fed raised the federal funds rate eight times during the fiscal year to a range between 4.75% and 5.00%.

As the end of the Fund’s fiscal year approached, inflation readings moderated, according to data from the Bureau of Economic Analysis. The Personal Consumption Expenditures Price Index (PCE) rose 5.0% in February from a year earlier, down from a high of 7.0% in June. The Core Personal Consumption Expenditures Price Index (Core PCE), the Fed’s preferred inflation gauge, which excludes food and energy prices, increased 4.6% in February year over year, down from highs of 5.4% in both February and March.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Value Fund underperformed its benchmark, the Russell 1000 Value Index, which also declined. The Fund’s Class I shares fell 6.25%. The Fund’s Class A shares declined 6.47% at net asset value (NAV) and declined 11.87% at maximum offer price.These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark fell 5.91%. For complete, annualized performance of Delaware Ivy Value Fund, please see the table on page 102.

Following is a discussion about performance during the period from December 5, 2022, when the firm’s current portfolio management team began serving as the investment manager for the Fund, to March 31, 2023.

The Fund’s financials sector holdings were significant detractors during the period that the team managed the Fund. In March, the Fund’s two regional bank holdings, Truist Financial Corp. and US Bancorp, came under significant pressure following the failures of Silicon Valley Bank and Signature Bank. Our intent is to have a more defensive and less credit-sensitive positioning in financials as well as an underweight allocation compared with the benchmark. Despite being among the 10 largest banks in the US, Truist and US Bancorp sold off along with much of the group, reflecting investors’ concerns about net interest margins, potential deposit flight, and lingering fears of contagion. We believe the selloff was overdone. Both banks have solid fundamentals with diversified loan portfolios and deposit bases as well as strong capital positions. Looking ahead, we think credit conditions will become more challenging for banks and other credit-sensitive financials. Part of our rationale for holding Truist and US Bancorp is that they have historically been conservative loan underwriters and have diversified business models.

Information technology (IT) services provider Fidelity National Information Services Inc. was another significant detractor. In February 2023, the company announced that it would spin off its Merchant Solutions business (retail transaction processing) later this year as it seeks to unlock value by strengthening the strategic and operational focus across each of its business segments. Merchant Solutions represents about 30% of total revenue; the balance is in its Banking and Capital Markets business (Fidelity National Information Services processes data for financial institutions). We view the Banking and Capital Markets segment as an attractive business. It has high recurring revenue (more than 80%) and high client retention rates. The company has approximately 1,200 banking customers and no relationship represents more than 3% of revenue. In March 2023, the company’s shares came under pressure, trading down with regional banks following the government takeovers of Silicon Valley Bank and Signature Bank. The selloff appeared overdone to us. Fidelity National Information Services is not a bank and does not have credit or loan exposure. The handful of regional banks deemed “at risk” represented less than 1% of the company’s revenue and it is still getting paid on those contracts. Its stock currently trades at an all-time low price-to-earnings (P/E) ratio, and we believe the shares offer an attractive trade-off between potential upside and downside over our three- to five-year investment horizon.

Investments in the IT sector made the largest contribution to relative returns during the period that the team managed the Fund. Motorola Solutions Inc., a provider of mission-critical communication systems and analytics, including land mobile radios, command-center software, and video security equipment, was a leading contributor. In February, the company reported fourth-quarter 2022 revenue and earnings per share (EPS) that were ahead of expectations and issued guidance for the current quarter that was above consensus estimates. The environment for public-safety spending remains supportive and should hold up relatively well even in an economic downturn, in our view. Broadcom Inc., a provider of semiconductor and enterprise software solutions, was a strong contributor. The company reported solid results for the most-recent quarter. Revenue was in line with expectations, while EPS was ahead. Broadcom’s guidance for revenue and earnings in the coming quarter was modestly above consensus estimates. Broadcom continues to see steady demand for its products and highlighted artificial intelligence (AI) networking and the recovery in China as areas of strength.

Dover Corp., a diversified industrial products maker and solutions provider, was another notable contributor. Investors reacted positively to the company’s 2023 guidance presented during an earnings call in late January. Dover’s guidance for full-year EPS was ahead of Wall Street analysts’ consensus estimate, driven by stronger-than-expected organic growth along with positive pricing and cost inputs on the margin front. In addition, Dover called out a positive inflection in orders for biopharma connectors (a product used by biopharmaceutical manufacturers, and one of Dover’s highest margin businesses) after multiple quarters of sequential declines.

The Fund’s recent underperformance was largely attributable to our financial sector holdings, which experienced steep declines despite their strong capital positions, diversified business models, and comparably sound investment portfolios.

We think our focus on valuation and quality is especially appropriate right now. We don’t believe that last year’s bear market is over. The full effects of the Fed’s aggressive rate hikes on both the economy and corporate profits still lie ahead, in our view. Leading indicators such as housing, purchasing managers indexes (PMIs), and an inverted yield curve suggest that economic and market conditions will become more challenging. Banks are tightening lending standards, and consensus estimates for corporate earnings, while trending lower, still seem too optimistic to us. In the past, meaningful declines in earnings have presaged a bear market. In addition, the stock market has historically experienced significant declines during Fed easing cycles following the first rate cut. This doesn’t appear to be on most investors’ radar, in our view.

Performance summaries

Delaware Global Value Equity Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. June 4, 2012)
Excluding sales charge	+5.75%	+5.67%	+6.73%	—
Including sales charge	-0.36%	+4.43%	+6.10%	—
Class C (Est. June 4, 2012)
Excluding sales charge	+4.84%	+4.84%	+6.15%	—
Including sales charge	+4.21%	+4.84%	+6.15%	—
Class I (Est. June 4, 2012)
Excluding sales charge	+5.99%	+5.98%	+7.07%	—
Including sales charge	+5.99%	+5.98%	+7.07%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+5.37%	+5.34%	+6.41%	—
Including sales charge	+5.37%	+5.34%	+6.41%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+6.09%	+6.12%	—	+6.05%
Including sales charge	+6.09%	+6.12%	—	+6.05%
Class Y (Est. June 4, 2012)
Excluding sales charge	+5.74%	+5.69%	+6.80%	—
Including sales charge	+5.74%	+5.69%	+6.80%	—
MSCI World Index (net)	-7.02%	+8.01%	+8.85%	—
MSCI World Index (gross)	-6.54%	+8.57%	+9.44%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 45. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.25%	2.04%	0.94%	1.54%	0.79%	1.18%
Net expenses (including fee waivers, if any)	1.17%	1.92%	0.92%	1.42%	0.79%	1.17%

Type of waiver	Contractual	Contractual	Contractual	Contractual	n/a	Contractual

Performance summaries

Delaware Global Value Equity Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
MSCI World Index (gross)	$10,000	$24,641
MSCI World Index (net)	$10,000	$23,357
Delaware Global Value Equity Fund - Class I shares	$10,000	$19,809
Delaware Global Value Equity Fund - Class A shares	$ 9,425	$18,072

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 45. Please note additional details on pages 44 through 46.

The graph also assumes $10,000 invested in the MSCI World Index as of March 31, 2013. The MSCI World Index represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IBIAX	465899631
Class C	IBICX	465899615
Class I	IBIIX	465899599
Class R	IYGEX	465899458
Class R6	IICNX	46600A864
Class Y	IBIYX	465899581

Performance summaries

Delaware Ivy Core Bond Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. August 14, 1987)
Excluding sales charge	-4.91%	+0.73%	+1.54%	—
Including sales charge	-9.21%	-0.45%	+0.94%	—
Class C (Est. December 8, 2003)
Excluding sales charge	-5.69%	-0.03%	+0.93%	—
Including sales charge	-6.61%	-0.03%	+0.93%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-4.61%	+1.16%	+1.93%	—
Including sales charge	-4.61%	+1.16%	+1.93%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-5.17%	+0.43%	+1.24%	—
Including sales charge	-5.17%	+0.43%	+1.24%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-4.60%	+1.16%	—	+1.93%
Including sales charge	-4.60%	+1.16%	—	+1.93%
Class Y (Est. December 8, 2003)
Excluding sales charge	-4.90%	+0.76%	+1.58%	—
Including sales charge	-4.90%	+0.76%	+1.58%	—
Bloomberg US Aggregate Index	-4.78%	+0.91%	+1.36%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 48. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy Core Bond Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.98%	1.76%	0.71%	1.34%	0.58%	0.99%
Net expenses (including fee waivers, if any)	0.70%	1.45%	0.45%	0.95%	0.45%	0.70%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Delaware Ivy Core Bond Fund - Class I shares	$10,000	$12,102
Bloomberg US Aggregate Index	$10,000	$11,451
Delaware Ivy Core Bond Fund - Class A shares	$ 9,425	$10,981

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 48. Please note additional details on pages 47 through 49.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index as of March 31, 2013. The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IBOAX	465898344
Class C	IBOCX	465898328
Class I	IVBIX	465897775
Class R	IYBDX	465899524
Class R6	IBNDX	46600A302
Class Y	IBOYX	465898575

Performance summaries

Delaware Ivy Core Equity Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	-6.71%	+11.25%	+10.95%	—
Including sales charge	-12.06%	+9.94%	+10.30%	—
Class C (Est. September 21, 1992)
Excluding sales charge	-7.48%	+10.31%	+10.24%	—
Including sales charge	-8.26%	+10.31%	+10.24%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-6.46%	+11.48%	+11.23%	—
Including sales charge	-6.46%	+11.48%	+11.23%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-6.98%	+10.84%	+10.55%	—
Including sales charge	-6.98%	+10.84%	+10.55%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-6.44%	+11.64%	—	+10.18%
Including sales charge	-6.44%	+11.64%	—	+10.18%
Class Y (Est. December 29, 1995)
Excluding sales charge	-6.63%	+11.41%	+11.20%	—
Including sales charge	-6.63%	+11.41%	+11.20%	—
S&P 500 Index	-7.73%	+11.19%	+12.24%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 51. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.97%	1.85%	0.79%	1.39%	0.64%	1.04%
Net expenses (including fee waivers, if any)	0.97%	1.75%	0.75%	1.25%	0.64%	1.00%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Core Equity Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
S&P 500 Index	$10,000	$31,736
Delaware Ivy Core Equity Fund - Class I shares	$10,000	$28,992
Delaware Ivy Core Equity Fund - Class A shares	$ 9,425	$26,646

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 51. Please note additional details on pages 50 through 52.

The graph also assumes $10,000 invested in the S&P 500 Index as of March 31, 2013. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WCEAX	466000106
Class C	WTRCX	466000304
Class I	ICIEX	466000163
Class R	IYCEX	465899573
Class R6	ICEQX	46600A401
Class Y	WCEYX	466000403

Performance summaries

Delaware Ivy Global Bond Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. April 4, 2008)
Excluding sales charge	-2.00%	+1.42%	+1.54%	—
Including sales charge	-6.40%	+0.23%	+0.94%	—
Class C (Est. April 4, 2008)
Excluding sales charge	-2.68%	+0.68%	+0.92%	—
Including sales charge	-3.63%	+0.68%	+0.92%	—
Class I (Est. April 4, 2008)
Excluding sales charge	-1.76%	+1.66%	+1.79%	—
Including sales charge	-1.76%	+1.66%	+1.79%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-2.31%	+0.95%	+1.06%	—
Including sales charge	-2.31%	+0.95%	+1.06%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-1.75%	+1.69%	—	+1.62%
Including sales charge	-1.75%	+1.69%	—	+1.62%
Class Y (Est. April 4, 2008)
Excluding sales charge	-2.06%	+1.41%	+1.53%	—
Including sales charge	-2.06%	+1.41%	+1.53%	—
Bloomberg 1-10 Year Global Aggregate Index Hedged USD	-1.59%	+1.20%	+1.66%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 54. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy Global Bond Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.19%	1.97%	0.86%	1.45%	0.70%	1.11%
Net expenses (including fee waivers, if any)	0.96%	1.71%	0.71%	1.21%	0.70%	0.96%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Delaware Ivy Global Bond Fund - Class I shares	$10,000	$11,939
Bloomberg 1-10 Year Global Aggregate Index Hedged USD	$10,000	$11,793
Delaware Ivy Global Bond Fund - Class A shares	$ 9,425	$10,977

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 54. Please note additional details on pages 53 through 56.

The graph also assumes $10,000 invested in the Bloomberg 1-10 Year Global Aggregate Index Hedged USD Index as of March 31, 2013. The Bloomberg 1-10 Year Global Aggregate Index Hedged USD provides a broad-based measure of the global investment grade fixed-rate debt market with a maturity of greater than 1 year and less than 10 years. Index returns are currency-hedged, and adjustments are made to the par amount outstanding of bonds for holdings of central governments that are publicly available.

The Bloomberg Global Aggregate Index Hedged USD, mentioned on page 9, provides a broad-based measure of global investment grade fixed-rate debt markets. Index returns are currency-hedged, and adjustments are made to the par amount outstanding of bonds for holdings of central governments that are publicly available.

The US Consumer Price Index (CPI), mentioned on page 9, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware Ivy Global Bond Fund

	Nasdaq symbols	CUSIPs
Class A	IVSAX	465899748
Class C	IVSCX	465899722
Class I	IVSIX	465899714
Class R	IYGOX	465899516
Class R6	IVBDX	46600A872
Class Y	IVSYX	465899698

Performance summaries

Delaware Ivy Global Growth Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. April 30, 1986)
Excluding sales charge	-4.48%	+7.16%	+7.70%	—
Including sales charge	-9.97%	+5.90%	+7.07%	—
Class C (Est. April 30, 1996)
Excluding sales charge	-5.30%	+6.23%	+7.02%	—
Including sales charge	-5.72%	+6.23%	+7.02%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-4.24%*	+7.45%	+8.04%	—
Including sales charge	-4.24%	+7.45%	+8.04%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-4.74%	+6.82%	+7.40%	—
Including sales charge	-4.74%	+6.82%	+7.40%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-4.18%*	+7.58%	—	+7.15%
Including sales charge	-4.18%	+7.58%	—	+7.15%
Class Y (Est. July 24, 2003)
Excluding sales charge	-4.50%	+7.17%	+7.76%	—
Including sales charge	-4.50%	+7.17%	+7.76%	—
MSCI ACWI Index (net)	-7.44%	+6.93%	+8.06%	—
MSCI ACWI Index (gross)	-6.96%	+7.46%	+8.62%	—

*Total returns for the report period presented in the table differs from the return in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 58. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy Global Growth Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.27%	2.22%	1.07%	1.66%	0.91%	1.32%
Net expenses (including fee waivers, if any)	1.21%	1.97%	0.97%	1.47%	0.91%	1.22%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
MSCI ACWI Index (gross)	$10,000	$22,859
MSCI ACWI Index (net)	$10,000	$21,708
Delaware Ivy Global Growth Fund - Class I shares	$10,000	$21,677
Delaware Ivy Global Growth Fund - Class A shares	$ 9,425	$19,796

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 58. Please note additional details on pages 57 through 59.

The graph also assumes $10,000 invested in the MSCI ACWI Index as of March 31, 2013. The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IVINX	465897502
Class C	IVNCX	465897585
Class I	IGIIX	465898724
Class R	IYIGX	465899425
Class R6	ITGRX	46600A815
Class Y	IVIYX	465897114

Performance summaries

Delaware Ivy High Income Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	-6.02%	+1.97%	+3.38%	—
Including sales charge	-10.28%	+0.76%	+2.77%	—
Class C (Est. July 31, 1997)
Excluding sales charge	-6.70%	+1.25%	+2.80%	—
Including sales charge	-7.57%	+1.25%	+2.80%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-5.79%	+2.21%	+3.63%	—
Including sales charge	-5.79%	+2.21%	+3.63%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-6.29%	+1.61%	+3.02%	—
Including sales charge	-6.29%	+1.61%	+3.02%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-5.68%	+2.35%	—	+3.18%
Including sales charge	-5.68%	+2.35%	—	+3.18%
Class Y (Est. December 30, 1998)
Excluding sales charge	-6.02%	+1.98%	+3.38%	—
Including sales charge	-6.02%	+1.98%	+3.38%	—
ICE BofA US High Yield Constrained Index	-3.58%	+3.04%	+4.02%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 61. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.95%	1.70%	0.74%	1.34%	0.60%	0.99%
Net expenses (including fee waivers, if any)	0.95%	1.70%	0.74%	1.25%	0.60%	0.99%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy High Income Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$14,832
Delaware Ivy High Income Fund - Class I shares	$10,000	$14,282
Delaware Ivy High Income Fund - Class A shares	$ 9,425	$13,144

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 5.75% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 61. Please note additional details on pages 60 through 62.

The graph also assumes $10,000 invested in the ICE BofA US High Yield Constrained Index as of March 31, 2013. The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WHIAX	466000668
Class C	WRHIX	466000643
Class I	IVHIX	466000122
Class R	IYHIX	465899490
Class R6	IHIFX	46600A831
Class Y	WHIYX	466000635

Performance summaries

Delaware Ivy International Core Equity Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. May 13, 1997)
Excluding sales charge	-0.55%	+1.91%	+4.94%	—
Including sales charge	-6.24%	+0.71%	+4.32%	—
Class C (Est. May 13, 1997)
Excluding sales charge	-1.23%	+1.22%	+4.38%	—
Including sales charge	-2.21%	+1.22%	+4.38%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-0.17%	+2.34%	+5.34%	—
Including sales charge	-0.17%	+2.34%	+5.34%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-0.78%	+1.62%	+4.66%	—
Including sales charge	-0.78%	+1.62%	+4.66%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-0.22%	+2.35%	—	+3.28%
Including sales charge	-0.22%	+2.35%	—	+3.28%
Class Y (Est. July 24, 2003)
Excluding sales charge	-0.46%	+1.97%	+5.02%	—
Including sales charge	-0.46%	+1.97%	+5.02%	—
MSCI ACWI ex USA Index (net)	-5.07%	+2.47%	+4.17%	—
MSCI ACWI ex USA Index (gross)	-4.57%	+2.97%	+4.65%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 64. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy International Core Equity Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

To the extent the Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.36%	2.06%	1.02%	1.63%	0.88%	1.28%
Net expenses (including fee waivers, if any)	1.04%	1.79%	0.79%	1.29%	0.79%	1.04%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Delaware Ivy International Core Equity Fund - Class I shares	$10,000	$16,823
MSCI ACWI ex USA Index (gross)	$10,000	$15,759
Delaware Ivy International Core Equity Fund - Class A shares	$10,000	$15,263
MSCI ACWI ex USA Index (net)	$ 9,425	$15,040

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 64. Please note additional details on pages 63 through 65.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Index as of March 31, 2013. The MSCI ACWI (All Country World Index) ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IVIAX	465897353
Class C	IVIFX	465897338
Class I	ICEIX	465899706
Class R	IYITX	465899433
Class R6	IINCX	46600A823
Class Y	IVVYX	465898682

Performance summaries

Delaware Ivy International Value Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. September 4, 2001)
Excluding sales charge	+0.23%	+2.02%	+3.35%	—
Including sales charge	-5.53%	+0.82%	+2.73%	—
Class C (Est. October 19, 2001)
Excluding sales charge	-0.49%*	+1.29%	+2.84%	—
Including sales charge	-1.38%	+1.29%	+2.84%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+0.58%	+2.44%	+3.80%	—
Including sales charge	+0.58%	+2.44%	+3.80%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+0.10%	+1.86%	+3.20%	—
Including sales charge	+0.10%	+1.86%	+3.20%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+0.58%	+2.57%	—	+1.92%
Including sales charge	+0.58%	+2.57%	—	+1.92%
Class Y (Est. July 24, 2003)
Excluding sales charge	+0.35%*	+2.17%	+3.54%	—
Including sales charge	+0.35%	+2.17%	+3.54%	—
MSCI EAFE Index (net)	-1.38%	+3.52%	+5.00%	—
MSCI EAFE Index (gross)	-0.86%	+4.03%	+5.50%	—

*Total returns for the report period presented in the table differs from the return in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 67. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.45%	2.28%	1.08%	1.75%	0.92%	1.34%
Net expenses (including fee waivers, if any)	1.20%	1.95%	0.95%	1.45%	0.92%	1.20%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy International Value Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
MSCI EAFE Index (gross)	$10,000	$17,076
MSCI EAFE Index (net)	$10,000	$16,288
Delaware Ivy International Value Fund - Class I shares	$10,000	$14,513
Delaware Ivy International Value Fund - Class A shares	$ 9,425	$13,096

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 67. Please note additional details on pages 66 through 68.

The graph also assumes $10,000 invested in the MSCI EAFE Index as of March 31, 2013. The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	ICDAX	465898880
Class C	ICDCX	465898781
Class I	ICVIX	465898112
Class R	IYCUX	465899474
Class R6	ICNGX	46600A500
Class Y	ICDYX	465897148

Performance summaries

Delaware Ivy Large Cap Growth Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. June 30, 2000)
Excluding sales charge	-9.24%	+13.41%	+14.21%	—
Including sales charge	-14.46%	+12.08%	+13.53%	—
Class C (Est. July 3, 2000)
Excluding sales charge	-9.97%	+12.49%	+13.52%	—
Including sales charge	-10.74%	+12.49%	+13.52%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-8.99%	+13.75%	+14.53%	—
Including sales charge	-8.99%	+13.75%	+14.53%	—
Class R (Est. December 29, 2005)
Excluding sales charge	-9.55%	+12.98%	+13.81%	—
Including sales charge	-9.55%	+12.98%	+13.81%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-9.01%	+13.78%	—	+13.59%
Including sales charge	-9.01%	+13.78%	—	+13.59%
Class Y (Est. July 6, 2000)
Excluding sales charge	-9.28%	+13.40%	+14.26%	—
Including sales charge	-9.28%	+13.40%	+14.26%	—
Russell 1000 Growth Index	-10.90%	+13.66%	+14.59%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 70. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Performance summaries

Delaware Ivy Large Cap Growth Fund

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.94%	1.80%	0.77%	1.37%	0.64%	1.02%
Net expenses (including fee waivers, if any)	0.89%	1.64%	0.64%	1.14%	0.64%	0.89%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Russell 1000 Growth Index	$10,000	$39,043
Delaware Ivy Large Cap Growth Fund - Class I shares	$10,000	$38,842
Delaware Ivy Large Cap Growth Fund - Class A shares	$ 9,425	$35,586

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 70. Please note additional details on pages 69 through 72.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2013. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The S&P 500 Index, mentioned on page 19, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Institute for Supply Management (ISM) Manufacturing and Non-Manufacturing New Orders Index, mentioned on page 19, monitors new order volume based on the ISM’s surveys of manufacturing and non-manufacturing firms.

The Purchasing Managers’ Index (PMI), mentioned on page 19, is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summaries

Delaware Ivy Large Cap Growth Fund

	Nasdaq symbols	CUSIPs
Class A	WLGAX	466000627
Class C	WLGCX	466000593
Class I	IYGIX	466001203
Class R	WLGRX	466000429
Class R6	ILGRX	46600A799
Class Y	WLGYX	466000585

Performance summaries

Delaware Ivy Limited-Term Bond Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. August 17, 2000)
Excluding sales charge	-0.17%	+1.16%	+0.89%	—
Including sales charge	-2.92%	+0.66%	+0.63%	—
Class C (Est. September 21, 1992)
Excluding sales charge	-0.95%	+0.40%	+0.28%	—
Including sales charge	-1.93%	+0.40%	+0.28%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+0.07%	+1.39%	+1.12%	—
Including sales charge	+0.07%	+1.39%	+1.12%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-0.46%	+0.80%	+0.53%	—
Including sales charge	-0.46%	+0.80%	+0.53%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+0.11%	+1.53%	—	+1.42%
Including sales charge	+0.11%	+1.53%	—	+1.42%
Class Y (Est. December 29, 1995)
Excluding sales charge	-0.18%	+1.16%	+0.88%	—
Including sales charge	-0.18%	+1.16%	+0.88%	—
Bloomberg 1-3 Year US Government/Credit Index	+0.26%	+1.27%	+1.01%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 75. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 2.75%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy Limited-Term Bond Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.89%	1.67%	0.68%	1.29%	0.53%	0.93%
Net expenses (including fee waivers, if any)	0.78%	1.53%	0.53%	1.03%	0.53%	0.78%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Limited-Term Bond Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Delaware Ivy Limited-Term Bond Fund - Class I shares	$10,000	$11,180
Bloomberg 1-3 Year US Government/Credit Index	$10,000	$11,059
Delaware Ivy Limited-Term Bond Fund - Class A shares	$ 9,750	$10,646

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 2.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 2.50% to 2.75%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 75. Please note additional details on pages 73 through 76.

The graph also assumes $10,000 invested in the Bloomberg 1-3 Year US Government/Credit Index as of March 31, 2013. The Bloomberg 1-3 Year US Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade US and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WLTAX	466000882
Class C	WLBCX	466000866
Class I	ILTIX	466001401
Class R	IYLTX	465899482
Class R6	ILMDX	46600A781
Class Y	WLTYX	466000858

Performance summaries
Delaware Ivy Managed International Opportunities Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. April 2, 2007)
Excluding sales charge	-3.79%	+1.78%	+4.45%	—
Including sales charge	-9.32%	+0.59%	+3.83%	—
Class C (Est. April 2, 2007)
Excluding sales charge	-4.57%	+1.07%	+3.90%	—
Including sales charge	-5.39%	+1.07%	+3.90%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-3.50%	+2.06%	+4.73%	—
Including sales charge	-3.50%	+2.06%	+4.73%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-4.01%	+1.60%	+4.28%	—
Including sales charge	-4.01%	+1.60%	+4.28%	—
Class R6 (Est. July 5, 2017)
Excluding sales charge	-3.48%	+2.06%	—	+3.44%
Including sales charge	-3.48%	+2.06%	—	+3.44%
Class Y (Est. April 2, 2007)
Excluding sales charge	-3.70%	+1.87%	+4.54%	—
Including sales charge	-3.70%	+1.87%	+4.54%	—
MSCI ACWI ex USA Index (net)	-5.07%	+2.47%	+4.17%	—
MSCI ACWI ex USA Index (gross)	-4.57%	+2.97%	+4.65%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations may have been in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 78. If applicable, performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy Managed International Opportunities Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.43%	2.32%	1.04%	1.54%	1.04%	1.32%
Net expenses (including fee waivers, if any)	1.43%	2.32%	1.04%	1.54%	1.04%	1.32%

Type of waiver	n/a	n/a	n/a	n/a	n/a	n/a

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Delaware Ivy Managed International Opportunities Fund - Class I shares	$10,000	$15,867
MSCI ACWI ex USA Index (gross)	$10,000	$15,759
MSCI ACWI ex USA Index (net)	$10,000	$15,040
Delaware Ivy Managed International Opportunities Fund - Class A shares	$ 9,425	$14,561

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 78. Please note additional details on pages 77 through 79.

The graph also assumes $10,000 invested in the MSCI ACWI ex USA Index as of March 31, 2013. The MSCI ACWI (All Country World Index) ex USA Index represents large- and mid-cap stocks across developed and emerging markets worldwide, excluding the United States. The index covers approximately 85% of the global investable equity opportunity set outside the United States. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IVTAX	465898229
Class C	IVTCX	465898195
Class I	IVTIX	465898179
Class R	IYMGX	465899391
Class R6	IVTNX	46600A229
Class Y	IVTYX	465898161

Performance summaries
Delaware Ivy Mid Cap Growth Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. June 30, 2000)
Excluding sales charge	-10.07%	+11.92%	+11.52%	—
Including sales charge	-15.23%	+10.61%	+10.86%	—
Class C (Est. July 3, 2000)
Excluding sales charge	-10.79%	+11.07%	+10.88%	—
Including sales charge	-11.57%	+11.07%	+10.88%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-9.80%	+12.33%	+11.89%	—
Including sales charge	-9.80%	+12.33%	+11.89%	—
Class R (Est. December 29, 2005)
Excluding sales charge	-10.34%	+11.52%	+11.16%	—
Including sales charge	-10.34%	+11.52%	+11.16%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-9.80%	+12.34%	—	+11.62%
Including sales charge	-9.80%	+12.34%	—	+11.62%
Class Y (Est. July 10, 2000)
Excluding sales charge	-10.09%	+11.93%	+11.56%	—
Including sales charge	-10.09%	+11.93%	+11.56%	—
Russell Midcap Growth Index	-8.52%	+9.07%	+11.17%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 81. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.12%	1.93%	0.95%	1.55%	0.80%	1.19%
Net expenses (including fee waivers, if any)	1.04%	1.79%	0.79%	1.29%	0.79%	1.04%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Mid Cap Growth Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Delaware Ivy Mid Cap Growth Fund - Class I shares	$10,000	$30,760
Russell Midcap Growth Index	$10,000	$28,830
Delaware Ivy Mid Cap Growth Fund - Class A shares	$ 9,425	$28,051

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 81. Please note additional details on pages 80 through 82.

The graph also assumes $10,000 invested in the Russell Midcap Growth Index as of March 31, 2013. The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell Midcap Value Index, mentioned on page 27, measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WMGAX	466000577
Class C	WMGCX	466000551
Class I	IYMIX	466001609
Class R	WMGRX	466000411
Class R6	IGRFX	46600A765
Class Y	WMGYX	466000544

Performance summaries
Delaware Ivy Mid Cap Income Opportunities Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. October 1, 2014)
Excluding sales charge	-4.73%	+7.62%	—	+8.97%
Including sales charge	-10.22%	+6.35%	—	+8.21%
Class C (Est. October 1, 2014)
Excluding sales charge	-5.42%	+6.81%	—	+8.22%
Including sales charge	-6.34%	+6.81%	—	+8.22%
Class I (Est. October 1, 2014)
Excluding sales charge	-4.42%	+8.02%	—	+9.35%
Including sales charge	-4.42%	+8.02%	—	+9.35%
Class R (Est. October 1, 2014)
Excluding sales charge	-4.99%	+7.26%	—	+8.59%
Including sales charge	-4.99%	+7.26%	—	+8.59%
Class R6 (Est. October 1, 2014)
Excluding sales charge	-4.37%	+8.05%	—	+9.39%
Including sales charge	-4.37%	+8.05%	—	+9.39%
Class Y (Est. October 1, 2014)
Excluding sales charge	-4.68%	+7.63%	—	+8.98%
Including sales charge	-4.68%	+7.63%	—	+8.98%
Russell Midcap Index	-8.78%	+8.05%	—	+8.95%*

*The benchmark lifetime return is calculated using the Fund’s inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 84. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy Mid Cap Income Opportunities Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.26%	2.01%	1.07%	1.63%	0.89%	1.30%
Net expenses (including fee waivers, if any)	1.08%	1.83%	0.83%	1.33%	0.83%	1.08%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period October 1, 2014 (Fund's inception) through March 31, 2023

	Starting value	Ending value
Delaware Ivy Mid Cap Income Opportunities Fund - Class I shares	$10,000	$21,367
Russell Midcap Index	$10,000	$20,728
Delaware Ivy Mid Cap Income Opportunities Fund - Class A shares	$ 9,425	$19,557

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on October 1, 2014, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 84. Please note additional details on pages 83 through 85.

The graph also assumes $10,000 invested in the Russell Midcap Index as of October 1, 2014. The Russell Midcap Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index.

The Institute for Supply Management (ISM) Manufacturing Prices Index, mentioned on page 31, monitors pricing trends based on the ISM’s surveys of manufacturing firms.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Nasdaq
	symbols	CUSIPs
Class A	IVOAX	46600B102
Class C	IVOCX	46600B201
Class I	IVOIX	46600B409
Class R	IVORX	46600B508
Class R6	IVOSX	46600B607
Class Y	IVOYX	46600B706

Performance summaries
Delaware Ivy Municipal Bond Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. September 15, 2000)
Excluding sales charge	-3.83%	+0.15%	+1.01%	—
Including sales charge	-8.18%	-0.72%	+0.58%	—
Class C (Est. September 21, 1992)
Excluding sales charge	-4.65%	-0.69%	+0.37%	—
Including sales charge	-5.58%	-0.69%	+0.37%	—
Class I (Est. November 4, 2009)
Excluding sales charge	-3.62%	+0.32%	+1.19%	—
Including sales charge	-3.62%	+0.32%	+1.19%	—
Class R6 (Est. July 5, 2017)
Excluding sales charge	-3.60%	+0.41%	—	+0.55%
Including sales charge	-3.60%	+0.41%	—	+0.55%
Bloomberg Municipal Bond Index	+0.26%	+2.03%	+2.38%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 87. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 4.25% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain types of investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6
Total annual operating expenses (without fee waivers)	0.87%	1.67%	0.72%	0.58%
Net expenses (including fee waivers, if any)	0.80%	1.55%	0.55%	0.55%

Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Municipal Bond Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Bloomberg Municipal Bond Index	$10,000	$12,655
Delaware Ivy Municipal Bond Fund - Class I shares	$10,000	$11,256
Delaware Ivy Municipal Bond Fund - Class A shares	$ 9,575	$10,591
1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 4.25% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 4.25% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 87. Please note additional details on pages 86 through 88.

The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index as of March 31, 2013. The Bloomberg Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

The US Consumer Price Index (CPI), mentioned on page 32, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WMBAX	466000841
Class C	WMBCX	466000825
Class I	IMBIX	46601B101
Class R6	IMBNX	46600A211

Performance summaries
Delaware Ivy Municipal High Income Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. May 18, 2009)
Excluding sales charge	-6.78%	+0.57%	+1.69%	—
Including sales charge	-11.04%	-0.29%	+1.25%	—
Class C (Est. May 18, 2009)
Excluding sales charge	-7.44%	-0.13%	+1.11%	—
Including sales charge	-8.33%	-0.13%	+1.11%	—
Class I (Est. December 30, 1998)
Excluding sales charge	-6.53%	+0.84%	+1.92%	—
Including sales charge	-6.53%	+0.84%	+1.92%	—
Class R6 (Est. July 5, 2017)
Excluding sales charge	-6.55%	+0.87%	—	+1.11%
Including sales charge	-6.55%	+0.87%	—	+1.11%
Class Y (Est. May 18, 2009)
Excluding sales charge	-6.79%	+0.57%	+1.69%	—
Including sales charge	-6.79%	+0.57%	+1.69%	—
Bloomberg Municipal Bond Index	+0.26%	+2.03%	+2.38%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 90. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 4.25% to 4.50%.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain types of investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk

Performance summaries

Delaware Ivy Municipal High Income Fund

that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to state or local and/or the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration measures a bond’s sensitivity to interest rates, by indicating the approximate percentage of change in a bond or bond fund’s price given a 1% change in interest rates.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R6	Class Y
Total annual operating expenses (without fee waivers)	0.89%	1.71%	0.75%	0.60%	1.00%
Net expenses (including fee waivers, if any)	0.86%	1.58%	0.61%	0.60%	0.86%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Bloomberg Municipal Bond Index	$10,000	$12,655
Delaware Ivy Municipal High Income Fund - Class I shares	$10,000	$12,098
Delaware Ivy Municipal High Income Fund - Class A shares	$ 9,575	$11,326

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 4.25% front-end sales charge (for Class A shares) and the reinvestment of all distributions. Effective July 1, 2021, the maximum front-end sales charge imposed on purchases for Class A shares changed from 4.25% to 4.50%. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 90. Please note additional details on pages 89 through 91.

The graph also assumes $10,000 invested in the Bloomberg Municipal Bond Index as of March 31, 2013. The Bloomberg Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

The US Consumer Price Index (CPI), mentioned on page 38, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban household.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IYIAX	466001849
Class C	IYICX	466001765
Class I	WYMHX	466001757
Class R6	IYINX	46600A195
Class Y	IYIYX	466001740

Performance summaries
Delaware Ivy Small Cap Growth Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	-14.90%	+5.10%	+8.87%	—
Including sales charge	-19.78%	+3.86%	+8.22%	—
Class C (Est. September 21, 1992)
Excluding sales charge	-15.56%	+4.31%	+8.26%	—
Including sales charge	-16.33%	+4.31%	+8.26%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-14.68%	+5.47%	+9.25%	—
Including sales charge	-14.68%	+5.47%	+9.25%	—
Class R (Est. December 29, 2005)
Excluding sales charge	-15.18%	+4.75%	+8.55%	—
Including sales charge	-15.18%	+4.75%	+8.55%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-14.67%	+5.49%	—	+8.75%
Including sales charge	-14.67%	+5.49%	—	+8.75%
Class Y (Est. December 29, 1995)
Excluding sales charge	-14.91%	+5.11%	+8.93%	—
Including sales charge	-14.91%	+5.11%	+8.93%	—
Russell 2000 Growth Index	-10.60%	+4.26%	+8.49%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 93. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Investing in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

The Fund may invest in initial public offerings (IPOs), which can have a significant positive impact on the Fund’s performance that may not be replicated in the future.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.24%	2.11%	1.02%	1.61%	0.87%	1.26%
Net expenses (including fee waivers, if any)	1.14%	1.89%	0.89%	1.39%	0.87%	1.14%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Small Cap Growth Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Delaware Ivy Small Cap Growth Fund - Class I shares	$10,000	$24,232
Russell 2000 Growth Index	$10,000	$22,592
Delaware Ivy Small Cap Growth Fund - Class A shares	$ 9,425	$22,036

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 93. Please note additional details on pages 92 through 94.

The graph also assumes $10,000 invested in the Russell 2000 Growth Index as of March 31, 2013. The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	WSGAX	466000502
Class C	WRGCX	466000700
Class I	IYSIX	466001872
Class R	WSGRX	466000445
Class R6	IRGFX	46600A732
Class Y	WSCYX	466000809

Performance summaries
Delaware Ivy Smid Cap Core Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. January 31, 1997)
Excluding sales charge	-7.02%	+5.50%	+8.02%	—
Including sales charge	-12.35%	+4.25%	+7.38%	—
Class C (Est. December 8, 2003)
Excluding sales charge	-7.71%	+4.75%	+7.43%	—
Including sales charge	-8.37%	+4.75%	+7.43%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-6.69%	+5.98%	+8.48%	—
Including sales charge	-6.69%	+5.98%	+8.48%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-7.21%	+5.23%	+7.78%	—
Including sales charge	-7.21%	+5.23%	+7.78%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-6.73%	+5.98%	—	+7.69%
Including sales charge	-6.73%	+5.98%	—	+7.69%
Class Y (Est. December 8, 2003)
Excluding sales charge	-7.00%	+5.57%	+8.14%	—
Including sales charge	-7.00%	+5.57%	+8.14%	—
Russell 2500 Index	-10.39%	+6.65%	+9.07%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 96. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Performance summaries

Delaware Ivy Smid Cap Core Fund

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense
ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.36%	2.10%	1.07%	1.67%	0.94%	1.33%
Net expenses (including fee waivers, if any)	1.14%	1.89%	0.89%	1.39%	0.89%	1.14%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Russell 2500 Index	$10,000	$23,823
Delaware Ivy Smid Cap Core Fund - Class I shares	$10,000	$22,577
Delaware Ivy Smid Cap Core Fund - Class A shares	$ 9,425	$20,386

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 96. Please note additional details on pages 95 through 98.

The graph also assumes $10,000 invested in the Russell 2500 Index as of March 31, 2013. The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index, mentioned on page 38, measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index.

The Russell 1000 Index, mentioned on page 38, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Index, mentioned on page 38, measures the performance of the small-cap segment of the US equity universe.

The Russell 2500 Growth Index, mentioned on page 38, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2500 Value Index, mentioned on page 38, measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The Conference Board Consumer Confidence Index®, mentioned on page 38, is a barometer of the health of the US economy from the perspective of the consumer. The index is based on consumers’ perceptions of current business and employment conditions, as well as their expectations for six months hence regarding business conditions, employment, and income. The resulting relative value is then used as an "index value" and compared against each respective monthly value for 1985. In that year, the result of the index was arbitrarily set at 100, representing it as the index benchmark.

The NFIB Small Business Optimism Index, mentioned on page 38, is a survey asking small business owners a battery of questions related to their expectations for the future and their plans to hire, build inventory, borrow, and expand.

Performance summaries

Delaware Ivy Smid Cap Core Fund

The Purchasing Managers’ Index (PMI), mentioned on page 38, is an indicator of the economic health of the manufacturing sector. A PMI reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.

The US Consumer Price Index (CPI), mentioned on page 38, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IYSAX	465898435
Class C	IYSCX	465898419
Class I	IVVIX	465899813
Class R	IYSMX	465899540
Class R6	ISPVX	46600A724
Class Y	IYSYX	465898393

Performance summaries
Delaware Ivy Systematic Emerging Markets Equity Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. October 25, 1993)
Excluding sales charge	-11.42%	-1.02%	+4.22%	—
Including sales charge	-16.53%	-2.19%	+3.60%	—
Class C (Est. April 30, 1996)
Excluding sales charge	-12.02%	-1.70%	+3.59%	—
Including sales charge	-12.76%	-1.70%	+3.59%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-11.08%	-0.60%	+4.63%	—
Including sales charge	-11.08%	-0.60%	+4.63%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-11.57%	-1.28%	+3.94%	—
Including sales charge	-11.57%	-1.28%	+3.94%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-11.06%	-0.57%	—	+3.60%
Including sales charge	-11.06%	-0.57%	—	+3.60%
Class Y (Est. July 24, 2003)
Excluding sales charge	-11.38%	-0.95%	+4.29%	—
Including sales charge	-11.38%	-0.95%	+4.29%	—
MSCI Emerging Markets Index (net)	-10.70%	-0.91%	+2.00%	—
MSCI Emerging Markets Index (gross)	-10.30%	-0.53%	+2.37%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 100. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Performance summaries

Delaware Ivy Systematic Emerging Markets Equity Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense
ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.37%	2.09%	1.08%	1.68%	0.93%	1.32%
Net expenses (including fee waivers, if any)	1.15%	1.80%	0.80%	1.30%	0.76%	1.15%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Delaware Ivy Systematic Emerging Markets Equity Fund - Class I shares	$10,000	$15,728
Delaware Ivy Systematic Emerging Markets Equity Fund - Class A shares	$ 9,425	$14,249
MSCI Emerging Markets Index (gross)	$10,000	$12,644
MSCI Emerging Markets Index (net)	$10,000	$12,186

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 100. Please note additional details on pages 99 through 101.

The graph also assumes $10,000 invested in the MSCI Emerging Markets Index as of March 31, 2013. The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The MSCI World Index, mentioned on page 40, represents large- and mid-cap stocks across 23 developed market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IPOAX	465897866
Class C	IPOCX	465897643
Class I	IPOIX	465899854
Class R	IYPCX	465899383
Class R6	IMEGX	46600A708
Class Y	IPOYX	465898674

Performance summaries
Delaware Ivy Value Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. September 16, 1994)
Excluding sales charge	-6.47%	+8.34%	+8.70%	—
Including sales charge	-11.87%	+7.06%	+8.06%	—
Class C (Est. December 8, 2003)
Excluding sales charge	-7.24%	+7.47%	+8.09%	—
Including sales charge	-7.99%	+7.47%	+8.09%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-6.25%	+8.62%	+9.03%	—
Including sales charge	-6.25%	+8.62%	+9.03%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-6.95%	+7.93%	+8.36%	—
Including sales charge	-6.95%	+7.93%	+8.36%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-6.18%	+8.78%	—	+7.52%
Including sales charge	-6.18%	+8.78%	—	+7.52%
Class Y (Est. December 8, 2003)
Excluding sales charge	-6.49%	+8.28%	+8.71%	—
Including sales charge	-6.49%	+8.28%	+8.71%	—
Russell 1000 Value Index	-5.91%	+7.50%	+9.13%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 103. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense
ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.09%	1.97%	0.88%	1.53%	0.72%	1.14%
Net expenses (including fee waivers, if any)	1.08%	1.83%	0.83%	1.33%	0.72%	1.08%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance summaries

Delaware Ivy Value Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Russell 1000 Value Index	$10,000	$23,952
Delaware Ivy Value Fund - Class I shares	$10,000	$23,734
Delaware Ivy Value Fund - Class A shares	$ 9,425	$21,704

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 103. Please note additional details on pages 102 through 104.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2013. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq
	symbols	CUSIPs
Class A	IYVAX	465898385
Class C	IYVCX	465898369
Class I	IYAIX	465899789
Class R	IYVLX	465899532
Class R6	IVALX	46600A716
Class Y	IYVYX	465898351

Disclosure of Fund expenses

For the six-month period from October 1, 2022 to March 31, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2022 to March 31, 2023.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds' expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Global Value Equity Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,287.00	1.18%	$6.73
Class C	1,000.00	1,282.30	1.96%	11.15
Class I	1,000.00	1,287.80	0.92%	5.25
Class R	1,000.00	1,285.00	1.42%	8.09
Class R6	1,000.00	1,289.00	0.84%	4.79
Class Y	1,000.00	1,287.00	1.18%	6.73
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.18%	$5.94
Class C	1,000.00	1,015.16	1.96%	9.85
Class I	1,000.00	1,020.34	0.92%	4.63
Class R	1,000.00	1,017.85	1.42%	7.14
Class R6	1,000.00	1,020.74	0.84%	4.23
Class Y	1,000.00	1,019.05	1.18%	5.94

Delaware Ivy Core Bond Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,052.00	0.70%	$3.58
Class C	1,000.00	1,049.20	1.48%	7.56
Class I	1,000.00	1,053.30	0.45%	2.30
Class R	1,000.00	1,050.60	0.95%	4.86
Class R6	1,000.00	1,054.40	0.45%	2.30
Class Y	1,000.00	1,052.00	0.70%	3.58
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.44	0.70%	$3.53
Class C	1,000.00	1,017.55	1.48%	7.44
Class I	1,000.00	1,022.69	0.45%	2.27
Class R	1,000.00	1,020.19	0.95%	4.78
Class R6	1,000.00	1,022.69	0.45%	2.27
Class Y	1,000.00	1,021.44	0.70%	3.53

Disclosure of Fund expenses

Delaware Ivy Core Equity Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,145.50	0.99%	$5.30
Class C	1,000.00	1,141.10	1.77%	9.45
Class I	1,000.00	1,147.20	0.76%	4.07
Class R	1,000.00	1,144.70	1.25%	6.68
Class R6	1,000.00	1,147.20	0.71%	3.80
Class Y	1,000.00	1,145.60	0.99%	5.30
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.00	0.99%	$4.99
Class C	1,000.00	1,016.11	1.77%	8.90
Class I	1,000.00	1,021.14	0.76%	3.83
Class R	1,000.00	1,018.70	1.25%	6.29
Class R6	1,000.00	1,021.39	0.71%	3.58
Class Y	1,000.00	1,020.00	0.99%	4.99

Delaware Ivy Global Bond Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,060.10	0.96%	$4.93
Class C	1,000.00	1,056.40	1.70%	8.72
Class I	1,000.00	1,061.60	0.71%	3.65
Class R	1,000.00	1,058.90	1.20%	6.16
Class R6	1,000.00	1,061.50	0.74%	3.80
Class Y	1,000.00	1,059.20	0.96%	4.93
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.14	0.96%	$4.84
Class C	1,000.00	1,016.45	1.70%	8.55
Class I	1,000.00	1,021.39	0.71%	3.58
Class R	1,000.00	1,018.95	1.20%	6.04
Class R6	1,000.00	1,021.24	0.74%	3.73
Class Y	1,000.00	1,020.14	0.96%	4.84

Delaware Ivy Global Growth Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,202.00	1.23%	$6.75
Class C	1,000.00	1,197.90	2.01%	11.01
Class I	1,000.00	1,203.50	0.99%	5.44
Class R	1,000.00	1,200.80	1.47%	8.07
Class R6	1,000.00	1,203.60	0.99%	5.44
Class Y	1,000.00	1,202.20	1.23%	6.75
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.23%	$6.19
Class C	1,000.00	1,014.91	2.01%	10.10
Class I	1,000.00	1,020.00	0.99%	4.99
Class R	1,000.00	1,017.60	1.47%	7.39
Class R6	1,000.00	1,020.00	0.99%	4.99
Class Y	1,000.00	1,018.80	1.23%	6.19

Delaware Ivy High Income Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,091.80	0.99%	$5.16
Class C	1,000.00	1,087.80	1.73%	9.00
Class I	1,000.00	1,093.10	0.73%	3.81
Class R	1,000.00	1,090.50	1.23%	6.41
Class R6	1,000.00	1,093.60	0.65%	3.39
Class Y	1,000.00	1,091.80	0.98%	5.11
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.00	0.99%	$4.99
Class C	1,000.00	1,016.31	1.73%	8.70
Class I	1,000.00	1,021.29	0.73%	3.68
Class R	1,000.00	1,018.80	1.23%	6.19
Class R6	1,000.00	1,021.69	0.65%	3.28
Class Y	1,000.00	1,020.04	0.98%	4.94

Delaware Ivy International Core Equity Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,278.50	1.05%	$5.96
Class C	1,000.00	1,274.60	1.80%	10.21
Class I	1,000.00	1,280.50	0.79%	4.49
Class R	1,000.00	1,277.70	1.28%	7.27
Class R6	1,000.00	1,280.40	0.79%	4.49
Class Y	1,000.00	1,279.30	1.04%	5.91
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.96	1.80%	9.05
Class I	1,000.00	1,020.99	0.79%	3.98
Class R	1,000.00	1,018.55	1.28%	6.44
Class R6	1,000.00	1,020.99	0.79%	3.98
Class Y	1,000.00	1,019.75	1.04%	5.24

Delaware Ivy International Value Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,303.70	1.22%	$7.01
Class C	1,000.00	1,299.10	1.99%	11.41
Class I	1,000.00	1,305.60	0.99%	5.69
Class R	1,000.00	1,302.10	1.28%	7.35
Class R6	1,000.00	1,304.30	1.07%	6.15
Class Y	1,000.00	1,304.50	1.21%	6.95
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.22%	$6.14
Class C	1,000.00	1,015.01	1.99%	10.00
Class I	1,000.00	1,020.00	0.99%	4.99
Class R	1,000.00	1,018.55	1.28%	6.44
Class R6	1,000.00	1,019.60	1.07%	5.39
Class Y	1,000.00	1,018.90	1.21%	6.09

Delaware Ivy Large Cap Growth Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,186.40	0.90%	$4.91
Class C	1,000.00	1,182.10	1.65%	8.98
Class I	1,000.00	1,187.90	0.64%	3.49
Class R	1,000.00	1,184.80	1.16%	6.32
Class R6	1,000.00	1,187.90	0.64%	3.49
Class Y	1,000.00	1,186.50	0.90%	4.91
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.44	0.90%	$4.53
Class C	1,000.00	1,016.70	1.65%	8.30
Class I	1,000.00	1,021.74	0.64%	3.23
Class R	1,000.00	1,019.15	1.16%	5.84
Class R6	1,000.00	1,021.74	0.64%	3.23
Class Y	1,000.00	1,020.44	0.90%	4.53

Delaware Ivy Limited-Term Bond Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,026.80	0.79%	$3.99
Class C	1,000.00	1,023.00	1.56%	7.87
Class I	1,000.00	1,028.10	0.54%	2.73
Class R	1,000.00	1,025.60	1.04%	5.25
Class R6	1,000.00	1,028.00	0.54%	2.73
Class Y	1,000.00	1,026.80	0.79%	3.99
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.99	0.79%	$3.98
Class C	1,000.00	1,017.15	1.56%	7.85
Class I	1,000.00	1,022.24	0.54%	2.72
Class R	1,000.00	1,019.75	1.04%	5.24
Class R6	1,000.00	1,022.24	0.54%	2.72
Class Y	1,000.00	1,020.99	0.79%	3.98

Disclosure of Fund expenses

Delaware Ivy Managed International Opportunities Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,236.50	0.85%	$4.74
Class C	1,000.00	1,230.90	1.77%	9.84
Class I	1,000.00	1,237.50	0.48%	2.68
Class R	1,000.00	1,234.10	1.10%	6.13
Class R6	1,000.00	1,238.80	0.57%	3.18
Class Y	1,000.00	1,235.90	0.79%	4.40
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.69	0.85%	$4.28
Class C	1,000.00	1,016.11	1.77%	8.90
Class I	1,000.00	1,022.54	0.48%	2.42
Class R	1,000.00	1,019.45	1.10%	5.54
Class R6	1,000.00	1,022.09	0.57%	2.87
Class Y	1,000.00	1,020.99	0.79%	3.98

Delaware Ivy Mid Cap Growth Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,179.30	1.05%	$5.70
Class C	1,000.00	1,175.20	1.81%	9.82
Class I	1,000.00	1,181.00	0.79%	4.30
Class R	1,000.00	1,178.00	1.30%	7.06
Class R6	1,000.00	1,181.10	0.79%	4.30
Class Y	1,000.00	1,179.30	1.04%	5.65
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.70	1.05%	$5.29
Class C	1,000.00	1,015.91	1.81%	9.10
Class I	1,000.00	1,020.99	0.79%	3.98
Class R	1,000.00	1,018.45	1.30%	6.54
Class R6	1,000.00	1,020.99	0.79%	3.98
Class Y	1,000.00	1,019.75	1.04%	5.24

Delaware Ivy Mid Cap Income Opportunities Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,138.00	1.06%	$5.65
Class C	1,000.00	1,134.30	1.83%	9.74
Class I	1,000.00	1,140.30	0.83%	4.43
Class R	1,000.00	1,136.90	1.32%	7.03
Class R6	1,000.00	1,140.30	0.83%	4.43
Class Y	1,000.00	1,138.80	1.10%	5.87
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.65	1.06%	$5.34
Class C	1,000.00	1,015.81	1.83%	9.20
Class I	1,000.00	1,020.79	0.83%	4.18
Class R	1,000.00	1,018.35	1.32%	6.64
Class R6	1,000.00	1,020.79	0.83%	4.18
Class Y	1,000.00	1,019.45	1.10%	5.54

Delaware Ivy Municipal Bond Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,060.80	0.80%	$4.11
Class C	1,000.00	1,056.80	1.56%	8.00
Class I	1,000.00	1,062.10	0.58%	2.98
Class R6	1,000.00	1,062.10	0.56%	2.88
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.94	0.80%	$4.03
Class C	1,000.00	1,017.15	1.56%	7.85
Class I	1,000.00	1,022.04	0.58%	2.92
Class R6	1,000.00	1,022.14	0.56%	2.82

Delaware Ivy Municipal High Income Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,049.80	0.86%	$4.39
Class C	1,000.00	1,046.00	1.58%	8.06
Class I	1,000.00	1,051.20	0.61%	3.12
Class R6	1,000.00	1,051.00	0.66%	3.37
Class Y	1,000.00	1,049.80	0.86%	4.39
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.64	0.86%	$4.33
Class C	1,000.00	1,017.05	1.58%	7.95
Class I	1,000.00	1,021.89	0.61%	3.07
Class R6	1,000.00	1,021.64	0.66%	3.33
Class Y	1,000.00	1,020.64	0.86%	4.33

Delaware Ivy Small Cap Growth Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,093.60	1.15%	$6.00
Class C	1,000.00	1,089.80	1.91%	9.95
Class I	1,000.00	1,094.20	0.89%	4.65
Class R	1,000.00	1,091.00	1.40%	7.30
Class R6	1,000.00	1,094.40	0.89%	4.65
Class Y	1,000.00	1,093.40	1.14%	5.95
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.15%	$5.79
Class C	1,000.00	1,015.41	1.91%	9.60
Class I	1,000.00	1,020.49	0.89%	4.48
Class R	1,000.00	1,017.95	1.40%	7.04
Class R6	1,000.00	1,020.49	0.89%	4.48
Class Y	1,000.00	1,019.25	1.14%	5.74

Delaware Ivy Smid Cap Core Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,122.90	1.15%	$6.09
Class C	1,000.00	1,118.40	1.90%	10.03
Class I	1,000.00	1,124.50	0.89%	4.71
Class R	1,000.00	1,121.80	1.40%	7.41
Class R6	1,000.00	1,123.90	0.89%	4.71
Class Y	1,000.00	1,122.80	1.14%	6.03
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.20	1.15%	$5.79
Class C	1,000.00	1,015.46	1.90%	9.55
Class I	1,000.00	1,020.49	0.89%	4.48
Class R	1,000.00	1,017.95	1.40%	7.04
Class R6	1,000.00	1,020.49	0.89%	4.48
Class Y	1,000.00	1,019.25	1.14%	5.74

Delaware Ivy Systematic Emerging Markets Equity Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,140.30	1.18%	$6.30
Class C	1,000.00	1,136.80	1.80%	9.59
Class I	1,000.00	1,143.00	0.81%	4.33
Class R	1,000.00	1,139.90	1.31%	6.99
Class R6	1,000.00	1,142.70	0.75%	4.01
Class Y	1,000.00	1,140.40	1.14%	6.08
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.18%	$5.94
Class C	1,000.00	1,015.96	1.80%	9.05
Class I	1,000.00	1,020.89	0.81%	4.08
Class R	1,000.00	1,018.40	1.31%	6.59
Class R6	1,000.00	1,021.19	0.75%	3.78
Class Y	1,000.00	1,019.25	1.14%	5.74

Disclosure of Fund expenses

Delaware Ivy Value Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/22 to
	10/1/22	3/31/23	Ratio	3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,109.20	1.09%	$5.73
Class C	1,000.00	1,104.70	1.83%	9.60
Class I	1,000.00	1,110.90	0.84%	4.42
Class R	1,000.00	1,107.40	1.32%	6.94
Class R6	1,000.00	1,110.80	0.74%	3.89
Class Y	1,000.00	1,109.00	1.09%	5.73
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.50	1.09%	$5.49
Class C	1,000.00	1,015.81	1.83%	9.20
Class I	1,000.00	1,020.74	0.84%	4.23
Class R	1,000.00	1,018.35	1.32%	6.64
Class R6	1,000.00	1,021.24	0.74%	3.73
Class Y	1,000.00	1,019.50	1.09%	5.49

*“Expenses Paid During Period” are equal to the relevant Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected on the previous pages, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds in which it invests. The tables above and on the previous pages do not reflect the expenses of any applicable Underlying Funds.

Security type / country and sector allocations
Delaware Global Value Equity Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	98.58%
Denmark	2.34%
France	14.08%
Germany	10.94%
Japan	4.60%
Netherlands	5.34%
Spain	4.45%
Sweden	8.05%
Switzerland	10.01%
United Kingdom	12.93%
United States	25.84%
Exchange-Traded Fund	1.08%
Total Value of Securities	99.66%
Receivables and Other Assets Net of Liabilities	0.34%
Total Net Assets	100.00%

Percentage
Common stocks and preferred stocks by sector	of net assets
Communication Services	2.33%
Consumer Discretionary	16.22%
Consumer Staples*	41.76%
Healthcare	19.02%
Industrials	9.16%
Information Technology	6.15%
Materials	3.94%
Total	98.58%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, and Household Products/Wares. As of March 31, 2023, such amounts, as a percentage of total net assets were 4.86%, 8.80%, 20.96%, and 7.14%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

Security type / sector allocations
Delaware Ivy Core Bond Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	0.15%
Agency Mortgage-Backed Securities	27.16%
Collateralized Debt Obligations	1.94%
Corporate Bonds	38.09%
Banking	7.71%
Basic Industry	1.45%
Basic Materials	0.20%
Brokerage	0.39%
Capital Goods	1.27%
Communications	3.24%
Consumer Cyclical	1.82%
Consumer Non-Cyclical	4.57%
Electric	4.60%
Energy	4.95%
Finance Companies	1.89%
Industrials	0.19%
Insurance	2.95%
Natural Gas	0.24%
Real Estate Investment Trusts	0.24%
Technology	1.68%
Transportation	0.70%
Municipal Bonds	2.52%
Non-Agency Asset-Backed Securities	3.93%
Non-Agency Collateralized Mortgage Obligations	7.31%
Non-Agency Commercial Mortgage-Backed Securities	8.86%
Sovereign Bonds	2.22%
US Treasury Obligations	4.01%
Preferred Stock	0.79%
Short-Term Investments	4.18%
Total Value of Securities	101.16%
Liabilities Net of Receivables and Other Assets	(1.16)%
Total Net Assets	100.00%

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Core Equity Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	95.03%
Communication Services	5.33%
Consumer Discretionary	8.12%
Consumer Staples	3.57%
Energy	2.54%
Financials	14.86%
Healthcare	12.39%
Industrials	9.30%
Information Technology*	31.61%
Materials	4.32%
Utilities	2.99%
Short-Term Investments	5.59%
Total Value of Securities	100.62%
Liabilities Net of Receivables and Other Assets	(0.62)%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Diversified Financial Services, Electronics, Internet, Office/Business Equipment, Semiconductors, and Software. As of March 31, 2023, such amounts, as a percentage of total net assets were 5.47%, 1.79%, 3.13%, 2.29%, 1.32%, 5.21%, and 12.40%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Microsoft	7.57%
UnitedHealth Group	4.95%
Apple	4.18%
Alphabet Class A	3.50%
TE Connectivity	3.13%
HCA Healthcare	3.07%
Microchip Technology	3.04%
NextEra Energy	2.99%
Amazon.com	2.88%
AutoZone	2.75%

Security type / country and sector allocations

Delaware Ivy Global Bond Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / country	of net assets
Agency Mortgage-Backed Securities	7.21%
Corporate Bonds	43.47%
Australia	0.13%
Brazil	0.37%
Canada	0.39%
Chile	0.43%
China	0.46%
Colombia	0.32%
Czech Republic	0.14%
France	2.27%
Georgia	0.15%
Germany	0.73%
Guatemala	0.44%
India	0.50%
Indonesia	1.37%
Israel	0.24%
Italy	0.22%
Japan	0.62%
Kazakhstan	0.99%
Kuwait	1.25%
Malaysia	0.14%
Mexico	1.42%
Netherlands	1.97%
Paraguay	0.36%
Peru	0.93%
Republic of Korea	0.14%
Singapore	0.56%
South Africa	0.17%
Spain	0.11%
Switzerland	0.93%
Tanzania	0.30%
Thailand	0.16%
Turkey	0.16%
Ukraine	0.36%
United Arab Emirates	0.52%
United Kingdom	0.39%
United States	23.64%
Uzbekistan	0.19%
Sovereign Bonds	25.13%
Albania	0.19%
Angola	0.50%
Armenia	0.18%
Bermuda	0.86%
Brazil	0.31%
Chile	1.29%
Colombia	1.68%
Denmark	2.64%
Dominican Republic	1.20%
Egypt	0.29%
Finland	1.81%
Georgia	0.18%
Germany	0.94%
Indonesia	0.64%
Italy	0.72%
Ivory Coast	1.17%
Morocco	0.66%
Netherlands	1.69%
New Zealand	2.21%
Paraguay	2.02%
Republic of North Macedonia	0.36%
Senegal	0.39%
South Africa	1.17%
Spain	0.95%
Uzbekistan	1.08%
Supranational Banks	2.38%
US Treasury Obligations	16.38%
Options Purchased	0.18%
Short-Term Investments	3.81%
Options Written	(0.13)%
Total Value of Securities	98.43%
Receivables and Other Assets Net of Liabilities	1.57%
Total Net Assets	100.00%

Percentage
Corporate bonds by sector	of net assets
Banking	17.14%
Basic Industry	1.20%
Capital Goods	1.43%
Communications	0.74%
Consumer Cyclical	1.17%
Consumer Non-Cyclical	3.57%
Electric	3.06%
Energy	4.74%
Finance Companies	1.32%
Financial Services	0.50%
Industrials	0.32%
Insurance	2.98%
Natural Gas	0.39%
Technology	1.78%
Transportation	1.47%
Utilities	1.66%
Total	43.47%

Security type / sector and country allocations

Delaware Ivy Global Growth Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	99.78%
Canada	3.19%
China	1.52%
China/Hong Kong	3.42%
Denmark	1.83%
France	8.68%
Germany	5.23%
Hong Kong	1.46%
India	4.70%
Israel	1.87%
Italy	1.57%
Japan	3.54%
Netherlands	0.79%
Taiwan	1.93%
United Kingdom	3.74%
United States	56.31%
Short-Term Investments	0.51%
Total Value of Securities	100.29%
Liabilities Net of Receivables and Other Assets	(0.29)%
Total Net Assets	100.00%

Percentage
Common stocks by sector	of net assets
Communication Services	6.66%
Consumer Discretionary	11.84%
Consumer Staples	7.92%
Energy	6.20%
Financials	11.37%
Healthcare	16.58%
Industrials	12.40%
Information Technology	23.53%
Materials	0.93%
Utilities	2.35%
Total	99.78%

Security type / sector allocations

Delaware Ivy High Income Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Convertible Bonds	2.47%
Corporate Bonds	77.02%
Automotive	1.13%
Basic Industry	3.37%
Capital Goods	3.86%
Communications	8.38%
Consumer Goods	1.61%
Electric	2.79%
Energy	13.22%
Financial Services	2.51%
Healthcare	7.45%
Insurance	3.72%
Leisure	6.67%
Media	10.19%
Retail	4.07%
Services	3.49%
Technology & Electronics	3.14%
Transportation	1.42%
Municipal Bonds	0.55%
Loan Agreements	12.66%
Common Stocks	3.88%
Basic Industry	0.76%
Consumer Goods	0.00%
Energy	0.44%
Financial Services	0.81%
Leisure	1.60%
Media	0.00%
Retail	0.26%
Utilities	0.01%
Preferred Stock	0.08%
Warrants	0.01%
Short-Term Investments	1.23%
Total Value of Securities	97.90%
Receivables and Other Assets Net of Liabilities	2.10%
Total Net Assets	100.00%

(continues)

Security type / sector and country allocations

Delaware Ivy International Core Equity Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	97.96%
Australia	1.81%
Austria	0.90%
Brazil	4.88%
Canada	5.31%
China	9.62%
China/Hong Kong	0.04%
Denmark	4.83%
France	13.85%
Germany	11.16%
Hong Kong	1.83%
India	5.46%
Japan	12.51%
Netherlands	5.15%
Republic of Korea	3.80%
Spain	1.35%
Switzerland	1.53%
Taiwan	2.20%
United Kingdom	7.43%
United States	4.30%
Short-Term Investments	0.57%
Total Value of Securities	98.53%
Receivables and Other Assets Net of Liabilities	1.47%
Total Net Assets	100.00%

Percentage
Common stocks by sector	of net assets
Communication Services	5.54%
Consumer Discretionary	14.65%
Consumer Staples	10.40%
Energy	7.54%
Financials	17.16%
Healthcare	10.85%
Industrials	11.85%
Information Technology	12.21%
Materials	4.24%
Utilities	3.52%
Total	97.96%

Security type / sector and country allocations

Delaware Ivy International Value Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / country	of net assets
Common Stocks by Country	97.26%
Denmark	2.61%
Finland	0.01%
France	20.05%
Germany	13.52%
Hong Kong	0.01%
Japan	9.46%
Netherlands	6.63%
Spain	4.80%
Sweden	10.37%
Switzerland	12.47%
United Kingdom	17.33%
Exchange-Traded Funds	1.18%
Short-Term Investments	3.88%
Total Value of Securities	102.32%
Liabilities Net of Receivables and Other Assets	(2.32)%
Total Net Assets	100.00%

Percentage
Common stocks by sector	of net assets
Communication Services	5.51%
Consumer Discretionary	20.61%
Consumer Staples*	36.64%
Energy	0.04%
Financials	0.03%
Healthcare	13.13%
Industrials	11.95%
Information Technology	4.66%
Materials	4.69%
Total	97.26%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Consumer Staples sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Consumer Staples sector consisted of Beverages, Cosmetics/Personal Care, Food, and Retail. As of March 31, 2023, such amounts, as a percentage of total net assets were 6.37%, 11.62%, 18.64%, and 0.01%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Consumer Staples sector for financial reporting purposes may exceed 25%.

(continues)

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Large Cap Growth Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	99.18%
Communication Services	8.51%
Consumer Discretionary	13.15%
Consumer Staples	3.13%
Financials	4.71%
Healthcare	11.47%
Industrials	8.99%
Information Technology*	49.22%
Total Value of Securities	99.18%
Receivables and Other Assets Net of Liabilities	0.82%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Diversified Financial Services, Internet, Semiconductors, Software, and Telecommunications. As of March 31, 2023, such amounts, as a percentage of total net assets were 8.28%, 6.15%, 4.43%, 4.11%, 21.91%, and 4.34%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Microsoft	13.21%
Apple	8.28%
Visa Class A	6.15%
Amazon.com	5.12%
Alphabet Class A	5.02%
VeriSign	4.42%
Motorola Solutions	4.34%
NVIDIA	4.11%
UnitedHealth Group	4.09%
CoStar Group	3.31%

Security type / sector allocations

Delaware Ivy Limited-Term Bond Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	0.41%
Agency Commercial Mortgage-Backed Securities	8.47%
Agency Obligation	0.52%
Collateralized Debt Obligations	11.12%
Corporate Bonds	56.79%
Banking	14.52%
Basic Industry	1.29%
Capital Goods	4.74%
Communications	7.04%
Consumer Cyclical	3.81%
Consumer Non-Cyclical	5.28%
Electric	3.22%
Energy	4.84%
Finance Companies	1.42%
Insurance	4.94%
Natural Gas	0.54%
Technology	4.56%
Transportation	0.59%
Non-Agency Asset-Backed Securities	7.80%
Supranational Bank	0.27%
US Treasury Obligations	13.58%
Short-Term Investments	0.57%
Total Value of Securities	99.53%
Receivables and Other Assets Net of Liabilities	0.47%
Total Net Assets	100.00%

(continues)

Security type

Delaware Ivy Managed International Opportunities Fund	As of March 31, 2023 (Unaudited)

Percentage
Security type / sector	of net assets
Affiliated Mutual Funds	99.60%
Short-Term Investments	0.49%
Total Value of Securities	100.09%
Liabilities Net of Receivables and Other Assets	(0.09)%
Total Net Assets	100.00%

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Mid Cap Growth Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	97.51%
Communication Services	6.79%
Consumer Discretionary	13.99%
Consumer Staples	1.25%
Financials	4.97%
Healthcare	18.29%
Industrials	17.43%
Information Technology*	33.75%
Materials	1.04%
Short-Term Investments	2.70%
Total Value of Securities	100.21%
Liabilities Net of Receivables and Other Assets	(0.21)%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Computers, Electrical Components & Equipment, Electronics, Office/Business Equipment, Semiconductors, Software, and Telecommunications. As of March 31, 2023, such amounts, as a percentage of total net assets were 1.59%, 4.35%, 4.77%, 0.94%, 9.97%, 9.94%, and 2.19% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
MarketAxess Holdings	3.91%
CoStar Group	3.78%
Dexcom	3.45%
Monolithic Power Systems	3.20%
Pinterest Class A	2.73%
BorgWarner	2.52%
Microchip Technology	2.47%
Teradyne	2.37%
HEICO Class A	2.24%
Arista Networks	2.18%

(continues)

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Mid Cap Income Opportunities Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	99.09%
Consumer Discretionary	22.67%
Consumer Staples	8.44%
Financials	16.89%
Healthcare	2.85%
Industrials	19.69%
Information Technology	14.31%
Materials	14.24%
Short-Term Investments	0.11%
Total Value of Securities	99.20%
Receivables and Other Assets Net of Liabilities	0.80%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
PPG Industries	2.89%
Vail Resorts	2.89%
Travel + Leisure	2.88%
Seagate Technology Holdings	2.88%
Microchip Technology	2.87%
Stanley Black & Decker	2.87%
Avery Dennison	2.87%
First American Financial	2.86%
TE Connectivity	2.86%
NetApp	2.86%

Security type / sector / state / territory allocations

Delaware Ivy Municipal Bond Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Percentage
Security type / sector	of net assets
Municipal Bonds*	98.74%
Education Revenue Bonds	6.00%
Electric Revenue Bonds	6.60%
Healthcare Revenue Bonds	15.36%
Housing Revenue Bonds	1.23%
Industrial Development Revenue/Pollution Control Revenue Bonds	12.55%
Lease Revenue Bonds	8.62%
Local General Obligation Bonds	3.85%
Pre-Refunded/Escrowed to Maturity Bonds	2.60%
Special Tax Revenue Bonds	19.08%
State General Obligation Bonds	3.18%
Transportation Revenue Bonds	16.20%
Water & Sewer Revenue Bonds	3.47%
Short-Term Investments	0.56%
Total Value of Securities	99.30%
Receivables and Other Assets Net of Liabilities	0.70%
Total Net Assets	100.00%

*As of the date of this report, Delaware Ivy Municipal Bond Fund held bonds issued by or on behalf of territories and the states of the US as follows:

Percentage
State / territory	of net assets
Arizona	4.41%
California	10.08%
Colorado	1.66%
District of Columbia	2.25%
Florida	4.40%
Georgia	0.98%
Hawaii	0.15%
Illinois	8.33%
Indiana	0.55%
Iowa	0.59%
Kentucky	0.42%
Michigan	0.89%
Missouri	2.62%
Nebraska	0.62%
New Jersey	2.88%
New York	13.66%
North Carolina	2.16%
Ohio	4.40%
Oregon	1.68%
Pennsylvania	2.02%
Puerto Rico	17.27%
Texas	12.59%
US Virgin Islands	0.87%
Utah	1.26%
Washington	2.00%
Total Value of Securities	98.74%

(continues)

Security type / sector / state / territory allocations

Delaware Ivy Municipal High Income Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials.

Percentage
Security type / sector	of net assets
Municipal Bonds*	97.05%
Education Revenue Bonds	14.81%
Electric Revenue Bonds	4.31%
Healthcare Revenue Bonds	14.14%
Housing Revenue Bond	0.10%
Industrial Development Revenue/Pollution Control Revenue Bonds	22.74%
Lease Revenue Bonds	1.73%
Local General Obligation Bonds	3.48%
Pre-Refunded/Escrowed to Maturity Bonds	5.83%
Special Tax Revenue Bonds	18.20%
State General Obligation Bonds	2.54%
Transportation Revenue Bonds	9.17%
Short-Term Investments	0.98%
Total Value of Securities	98.03%
Receivables and Other Assets Net of Liabilities	1.97%
Total Net Assets	100.00%

*As of the date of this report, Delaware Ivy Municipal High Income Fund held bonds issued by or on behalf of territories and the states of the US as follows:

Percentage
State / territory	of net assets
Alabama	4.27%
Arizona	1.97%
California	11.35%
Colorado	3.70%
Connecticut	0.42%
District of Columbia	1.33%
Florida	4.05%
Georgia	2.55%
Guam	0.32%
Illinois	3.43%
Indiana	1.16%
Iowa	0.43%
Kansas	1.00%
Louisiana	0.00%
Maine	0.19%
Massachusetts	0.71%
Michigan	2.45%
Missouri	2.40%
Nevada	0.54%
New York	8.17%
North Carolina	0.50%
Ohio	2.53%
Oklahoma	0.56%
Oregon	0.34%
Pennsylvania	5.26%
Puerto Rico	20.33%
Rhode Island	0.95%
Texas	8.30%
US Virgin Islands	0.24%
Utah	0.73%
Vermont	0.19%
Virginia	2.56%
Washington	1.00%
Wisconsin	3.12%
Total Value of Securities	97.05%

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Small Cap Growth Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.73%
Communication Services	1.55%
Consumer Discretionary	15.61%
Consumer Staples	4.14%
Energy	4.63%
Financials	4.62%
Healthcare	20.83%
Industrials	18.44%
Information Technology*	26.19%
Materials	1.94%
Real Estate	0.78%
Short-Term Investments	1.25%
Total Value of Securities	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Electronic Component & Equipment, Semiconductors, Software, and Telecommunications. As of March 31, 2023, such amounts, as a percentage of total net assets were 2.02%, 4.58%, 0.98%, 6.23%, 11.37%, and 1.01% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Allegro MicroSystems	3.65%
Red Rock Resorts Class A	2.57%
Kinsale Capital Group	2.41%
Texas Roadhouse	2.29%
CyberArk Software	2.29%
Clean Harbors	2.27%
DoubleVerify Holdings	2.23%
Fox Factory Holding	2.23%
BJ's Wholesale Club Holdings	2.16%
Paycor HCM	2.14%

(continues)

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Smid Cap Core Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.65%
Basic Materials	8.19%
Business Services	5.28%
Capital Goods	11.68%
Consumer Discretionary	6.26%
Consumer Services	2.39%
Consumer Staples	3.10%
Credit Cyclicals	3.67%
Energy	4.08%
Financials	13.09%
Healthcare	12.51%
Media	2.10%
Real Estate Investment Trusts	7.17%
Technology	13.85%
Transportation	3.47%
Utilities	1.81%
Short-Term Investments	1.54%
Total Value of Securities	100.19%
Liabilities Net of Receivables and Other Assets	(0.19)%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Reliance Steel & Aluminum	1.94%
Quanta Services	1.69%
Liberty Energy	1.69%
Primerica	1.67%
Dick's Sporting Goods	1.49%
Huntsman	1.41%
Chesapeake Energy	1.41%
Life Storage	1.40%
ExlService Holdings	1.37%
Casey's General Stores	1.36%

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Systematic Emerging Markets Equity Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.98%
Communication Services	11.56%
Consumer Discretionary	13.33%
Consumer Staples	8.17%
Energy	5.74%
Financials	22.50%
Healthcare	2.29%
Industrials	5.21%
Information Technology	23.34%
Materials	5.15%
Real Estate	1.37%
Utilities	0.32%
Preferred Stocks	0.56%
Short-Term Investments	0.18%
Total Value of Securities	99.72%
Receivables and Other Assets Net of Liabilities	0.28%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Taiwan Semiconductor Manufacturing	7.47%
Tencent Holdings	5.33%
Samsung Electronics	4.92%
ICICI Bank	2.70%
Larsen & Toubro	2.13%
Infosys	2.06%
Alibaba Group Holding	1.92%
Bharti Airtel	1.83%
Bank Central Asia	1.79%
Bank Rakyat Indonesia Persero	1.67%

(continues)

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Value Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Percentage
Security type / sector	of net assets
Common Stocks	98.89%
Communication Services	9.00%
Consumer Discretionary	6.30%
Consumer Staples	12.11%
Energy	2.90%
Financials	11.66%
Healthcare	17.39%
Industrials	12.72%
Information Technology	17.37%
Materials	3.28%
Real Estate	2.77%
Utilities	3.39%
Short-Term Investments	0.58%
Total Value of Securities	99.47%
Receivables and Other Assets Net of Liabilities	0.53%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Motorola Solutions	3.78%
Cisco Systems	3.67%
Broadcom	3.65%
Raytheon Technologies	3.42%
Edison International	3.39%
DuPont de Nemours	3.28%
Dover	3.22%
Walt Disney	3.22%
Lowe's	3.19%
Oracle	3.16%

Schedules of investments

Delaware Global Value Equity Fund	March 31, 2023
	Number of
	shares	Value (US $)
Common Stocks – 98.58%∆
Denmark – 2.34%
Novo Nordisk Class B	47,310	$7,513,840
		7,513,840
France – 14.08%
Air Liquide	75,380	12,617,763
Danone	212,260	13,207,586
Kering	5,020	3,275,189
Orange	629,650	7,480,353
Sodexo	87,780	8,573,528
		45,154,419
Germany – 10.94%
adidas AG	58,350	10,343,852
Fresenius Medical Care AG & Co.	138,310	5,870,463
Knorr-Bremse	91,520	6,096,235
SAP	101,180	12,776,053
		35,086,603
Japan – 4.60%
Asahi Group Holdings	92,900	3,457,556
Kao	168,300	6,551,125
Makita	190,000	4,731,926
		14,740,607
Netherlands – 5.34%
Koninklijke Ahold Delhaize	501,160	17,122,196
		17,122,196
Spain – 4.45%
Amadeus IT Group †	212,390	14,247,877
		14,247,877
Sweden – 8.05%
Essity Class B	325,050	9,284,696
H & M Hennes & Mauritz Class B	504,100	7,207,390
Securitas Class B	1,047,920	9,321,922
		25,814,008
Switzerland – 10.01%
Nestle	144,640	17,636,037
Roche Holding	21,400	6,114,891
Swatch Group	24,230	8,344,589
		32,095,517
United Kingdom – 12.93%
Diageo	271,600	12,121,420
Intertek Group	118,690	5,944,556
Smith & Nephew	791,610	11,003,809
Unilever	239,270	12,398,740
		41,468,525
United States – 25.84%
Clorox	78,180	12,371,203
Conagra Brands	93,800	3,523,128
Henry Schein †	148,900	12,141,306
Ingredion	92,610	9,421,215
Kimberly-Clark	78,300	10,509,426
Lamb Weston Holdings	60,180	6,290,014
Merck & Co.	104,520	11,119,883
Otis Worldwide	38,890	3,282,316
Pfizer	176,536	7,202,669
Visa Class A	30,920	6,971,223
		82,832,383
Total Common Stocks (cost $307,337,112)		316,075,975

Exchange-Traded Fund – 1.08%
Vanguard S&P 500 ETF	9,230	3,471,126
Total Exchange–Traded Fund
(cost $3,304,587)		3,471,126
Total Value of Securities–99.66%
(cost $310,641,699)		$319,547,101
∆	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 111 in “Security type / country and sector allocations.”
†	Non-income producing security.

Summary of abbreviations:

AG – Aktiengesellschaft

ETF – Exchange-Traded Fund

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Core Bond Fund	March 31, 2023

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.15%
Freddie Mac REMICs Series 2557 HL 5.30% 1/15/33	20,805	$21,150
Freddie Mac Whole Loan Securities Trust Series 2015-SC01 1A 3.50% 5/25/45	566,519	509,973
Series 2016-SC02 1A 3.00% 10/25/46	179,451	158,780
GNMA Series 2005-23 IO 1.00% 6/17/45 •	59,901	4
Total Agency Collateralized Mortgage Obligations (cost $783,197)		689,907

Agency Mortgage-Backed Securities — 27.16%
Fannie Mae
2.50% 11/1/27	177,887	168,291
Fannie Mae S.F. 15 yr
3.50% 11/1/25	33,529	32,934
3.50% 6/1/26	81,459	79,907
4.50% 4/1/25	11,559	11,583
6.00% 8/1/23	2,011	2,003
Fannie Mae S.F. 20 yr
2.00% 9/1/41	2,202,746	1,893,209
3.50% 12/1/32	452,665	440,871
4.00% 8/1/42	575,409	555,684
4.00% 9/1/42	2,713,200	2,620,192
5.00% 7/1/23	838	838
5.50% 2/1/24	1,498	1,514
Fannie Mae S.F. 30 yr
2.00% 3/1/51	4,493,680	3,725,980
2.00% 4/1/51	4,023,055	3,335,130
2.50% 4/1/51	780,629	672,993
2.50% 11/1/51	1,809,768	1,561,240
2.50% 2/1/52	3,118,724	2,701,062
3.00% 9/1/42	713,362	657,925
3.00% 5/1/43	1,023,741	944,159
3.00% 1/1/46	472,105	429,110
3.00% 12/1/51	1,652,443	1,495,331
3.00% 2/1/52	1,106,831	997,316
3.50% 8/1/50	4,242,141	4,003,902
3.50% 6/1/52	13,996,239	13,006,188
4.00% 12/1/40	196,575	191,590
4.00% 4/1/41	405,048	397,878
4.00% 8/1/41	183,812	179,895
4.00% 9/1/41	224,345	220,101
4.00% 10/1/41	355,374	349,038
4.00% 1/1/44	413,599	411,866
4.00% 4/1/44	790,435	772,604
4.00% 2/1/47	180,989	176,612
4.50% 5/1/35	49,990	50,150
4.50% 7/1/35	62,526	62,469
4.50% 6/1/39	40,218	40,446
4.50% 10/1/40	195,503	196,615
4.50% 4/1/41	553,686	556,835
4.50% 7/1/41	230,523	231,642
4.50% 10/1/52	4,757,793	4,661,335
5.00% 3/1/34	3,927	4,010
5.00% 5/1/34	2,870	2,893
5.00% 12/1/34	99,223	101,329
5.00% 7/1/35	137,044	139,810
5.00% 2/1/36	9,918	10,129
5.00% 4/1/38	66,227	67,484
5.00% 12/1/39	112,625	115,377
5.00% 3/1/40	225,258	229,517
5.00% 4/1/41	68,755	70,223
5.00% 9/1/52	5,506,085	5,490,912
5.00% 10/1/52	4,443,512	4,431,267
5.50% 8/1/52	5,046,662	5,115,681
5.50% 10/1/52	3,322,733	3,356,143
5.50% 3/1/53	4,778,323	4,826,369
6.00% 8/1/29	6,136	6,265
6.00% 9/1/32	6,249	6,531
6.00% 10/1/32	100,126	103,678
6.00% 11/1/32	102,690	107,291
6.00% 3/1/33	85,769	89,168
6.00% 6/1/33	18,505	18,889
6.00% 10/1/33	14,639	14,942
6.00% 12/1/33	30,382	31,430
6.00% 1/1/34	11,539	11,997
6.00% 8/1/34	10,702	10,924
6.00% 9/1/34	25,504	26,518
6.00% 11/1/34	32,994	33,687
6.00% 11/1/36	13,320	13,904
6.00% 1/1/37	14,903	15,569
6.00% 5/1/37	32,915	34,530
6.00% 8/1/37	18,456	19,184
6.00% 10/1/38	37,853	39,442
6.50% 12/1/31	2,183	2,287
6.50% 2/1/32	34,584	36,515
6.50% 4/1/32	4,654	4,882
6.50% 5/1/32	7,856	8,106
6.50% 7/1/32	2,651	2,771
6.50% 8/1/32	5,465	5,699
6.50% 9/1/32	13,109	13,608
6.50% 10/1/32	10,610	11,048
6.50% 8/1/33	6,562	6,772
6.50% 9/1/34	22,067	22,767
6.50% 11/1/34	2,073	2,179
6.50% 3/1/35	45,542	47,586

	Principal
	amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
7.00% 9/1/31	1,789	$1,817
7.00% 11/1/31	25,028	25,520
7.00% 2/1/32	17,192	17,997
7.00% 3/1/32	26,840	28,373
7.50% 5/1/31	4,454	4,448
Freddie Mac S.F. 15 yr
2.50% 4/1/28	110,381	106,094
3.50% 8/1/26	65,826	64,561
5.00% 4/1/23	275	277
Freddie Mac S.F. 20 yr
2.50% 2/1/42	2,303,718	2,040,945
3.00% 3/1/37	1,891,886	1,773,111
3.50% 5/1/32	294,786	290,010
5.00% 5/1/29	10,130	10,300
Freddie Mac S.F. 30 yr
2.50% 11/1/51	3,158,641	2,762,077
2.50% 2/1/52	4,305,569	3,714,220
2.50% 5/1/52	680,942	587,309
3.00% 8/1/42	437,432	403,439
3.00% 1/1/43	595,783	549,472
3.00% 2/1/43	758,209	699,277
3.00% 12/1/46	244,229	223,491
3.00% 1/1/47	653,494	598,004
3.00% 7/1/50	1,181,085	1,076,015
3.00% 8/1/52	5,443,851	4,926,444
4.00% 10/1/40	102,087	100,023
4.00% 11/1/40	192,229	190,973
4.00% 2/1/41	453,885	444,603
4.00% 3/1/41	140,451	138,225
4.00% 6/1/41	168,154	165,661
4.00% 8/1/41	71,596	70,070
4.00% 11/1/41	895,298	876,208
4.00% 8/1/52	1,365,275	1,313,349
4.00% 9/1/52	5,235,903	5,040,454
4.50% 1/1/41	142,199	142,639
4.50% 3/1/41	90,007	90,286
4.50% 4/1/41	277,238	278,198
4.50% 9/1/52	7,150,027	7,012,526
5.00% 9/1/34	195	196
5.00% 8/1/35	12,108	12,365
5.00% 11/1/35	30,800	31,322
5.00% 12/1/35	7,568	7,710
5.00% 11/1/39	32,348	33,018
5.00% 1/1/40	264,740	270,391
5.00% 4/1/40	49,978	51,044
5.00% 8/1/40	47,546	48,446
5.00% 7/1/52	1,365,944	1,364,182
5.50% 9/1/52	4,014,093	4,150,483
5.50% 10/1/52	2,971,940	3,001,822
5.50% 3/1/53	1,063,000	1,087,405
6.00% 11/1/33	13,215	13,770
6.00% 12/1/52	2,091,700	2,137,008
6.50% 9/1/32	9,399	9,925
6.50% 5/1/34	51,013	54,028
6.50% 7/1/36	5,486	5,659
7.00% 12/1/37	12,484	12,565
GNMA I
6.25% 7/15/24	7,598	7,263
GNMA I S.F. 30 yr
3.00% 3/15/45	1,026,996	946,989
4.00% 1/15/41	170,574	165,184
4.00% 10/15/41	100,755	97,021
4.50% 6/15/40	138,984	140,359
5.00% 7/15/33	34,762	35,857
5.00% 7/15/34	23,557	24,230
5.00% 1/15/35	45,406	46,962
5.00% 12/15/35	74,159	75,438
5.00% 12/15/39	44,555	45,910
5.00% 1/15/40	212,492	219,045
5.00% 7/15/40	40,714	41,564
5.50% 10/15/42	877,769	918,910
GNMA II
3.25% 11/20/35	327,782	309,551
4.00% 8/20/31	254,669	253,971
4.00% 6/20/36	398,080	388,185
GNMA II S.F. 30 yr
3.00% 12/20/51	1,484,143	1,354,452
4.00% 12/20/40	187,559	184,056
4.00% 12/20/44	129,672	127,634
5.50% 6/20/49	1,634,296	1,674,998
Vendee Mortgage Trust
5.638% 2/15/25•	11,815	11,765
7.793% 2/15/25	875	879
Total Agency Mortgage-Backed Securities (cost $128,995,536)		127,673,729

Collateralized Debt Obligations — 1.94%
Ares LXIV CLO Series 2022-64A A1 144A 6.098% (TSFR3M + 1.44%, Floor 1.44%) 4/15/35 #, •	3,000,000	2,970,744
BlueMountain CLO XXX Series 2020-30A AR 144A 6.028% (TSFR03M + 1.37%, Floor 1.37%) 4/15/35 #, •	3,300,000	3,214,893

Schedules of investments

Delaware Ivy Core Bond Fund

	Principal
	amount°	Value (US $)
Collateralized Debt Obligations (continued)
CIFC Funding Series 2022-3A A 144A 6.063% (TSFR3M + 1.41%, Floor 1.41%) 4/21/35 #, •	3,000,000	$2,925,750
Total Collateralized Debt Obligations (cost $9,059,783)		9,111,387

Corporate Bonds — 38.09%
Banking — 7.71%
Bank of America 2.482% 9/21/36 µ	1,820,000	1,383,452
Bank of New York Mellon
4.70% 9/20/25 µ, Ψ	1,430,000	1,356,740
5.802% 10/25/28µ	255,000	265,887
Barclays
5.501% 8/9/28µ	250,000	246,731
7.325% 11/2/26µ	535,000	548,395
BBVA Bancomer 144A 5.875% 9/13/34 #, µ	1,000,000	874,200
BPCE 144A 5.125% 1/18/28 #	450,000	446,248
Citigroup 5.61% 9/29/26 µ	1,670,000	1,683,584
Citizens Bank 6.064% 10/24/25 µ	900,000	847,493
Credit Agricole 144A 5.301% 7/12/28 #	360,000	365,237
Credit Suisse
1.00% 5/5/23	1,430,000	1,417,488
7.95% 1/9/25	255,000	259,529
Deutsche Bank
3.729% 1/14/32µ	612,000	456,935
3.742% 1/7/33µ	301,000	218,040
6.72% 1/18/29µ	434,000	431,316
Fifth Third Bank 5.852% 10/27/25 µ	665,000	655,939
JPMorgan Chase & Co. 1.764% 11/19/31 µ	2,540,000	2,017,601
KeyBank 5.00% 1/26/33	930,000	864,895
KeyCorp 4.789% 6/1/33 µ	265,000	237,508
Morgan Stanley
6.138% 10/16/26µ	370,000	377,314
6.296% 10/18/28µ	450,000	473,585
6.342% 10/18/33µ	305,000	333,385
NBK SPC 144A 1.625% 9/15/27 #, µ	1,000,000	890,340
PNC Financial Services Group 5.671% 10/28/25 µ	525,000	525,652
Popular 7.25% 3/13/28	325,000	321,828
State Street
2.20% 3/3/31	1,947,000	1,591,126
5.751% 11/4/26µ	115,000	117,289
5.82% 11/4/28µ	80,000	83,515
SVB Financial Group 4.57% 4/29/33 µ, ‡	1,127,000	654,674
Toronto-Dominion Bank 4.108% 6/8/27	1,415,000	1,371,351
Truist Financial
4.95% 9/1/25 µ, Ψ	3,000,000	2,780,345
6.123% 10/28/33µ	445,000	467,293
7.968% 12/15/24 µ, Ψ	2,165,000	2,064,544
US Bancorp
2.491% 11/3/36µ	1,415,000	1,093,256
3.00% 7/30/29	2,700,000	2,352,875
4.653% 2/1/29µ	271,000	265,103
4.839% 2/1/34µ	300,000	291,271
5.727% 10/21/26µ	375,000	376,973
Wells Fargo & Co.
2.393% 6/2/28µ	4,250,000	3,829,792
3.00% 10/23/26	1,500,000	1,404,471
		36,243,200
Basic Industry — 1.45%
Braskem Netherlands Finance 144A 4.50% 1/31/30 #	1,000,000	850,261
Celanese US Holdings 6.05% 3/15/25	1,075,000	1,081,919
Methanex 5.25% 12/15/29	1,645,000	1,539,802
Newmont 2.60% 7/15/32	1,720,000	1,440,554
Novelis 144A 4.75% 1/30/30 #	745,000	685,400
Nutrien 4.90% 3/27/28	180,000	180,083
Sherwin-Williams 3.30% 5/15/50	1,450,000	1,027,294
		6,805,313
Basic Materials — 0.20%
Freeport Indonesia 144A 5.315% 4/14/32 #	1,000,000	936,091
		936,091
Brokerage — 0.39%
Charles Schwab 5.375% 6/1/25 µ, Ψ	665,000	633,413
Jefferies Financial Group 6.50% 1/20/43	1,150,000	1,181,735
		1,815,148
Capital Goods — 1.27%
Ardagh Metal Packaging Finance USA 144A 3.25% 9/1/28 #	1,330,000	1,146,131
Boeing 3.75% 2/1/50	2,075,000	1,574,424
Mauser Packaging Solutions Holding 144A 7.875% 8/15/26 #	700,000	700,634
Standard Industries 144A 3.375% 1/15/31 #	1,150,000	925,542
Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #	1,000,000	983,870

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
United Rentals North America 3.875% 2/15/31	705,000	$622,938
		5,953,539
Communications — 3.24%
AT&T
3.50% 9/15/53	1,645,000	1,196,406
3.55% 9/15/55	3,343,000	2,403,866
3.65% 6/1/51	1,100,000	834,437
CCO Holdings 144A 4.25% 1/15/34 #	2,000,000	1,566,370
Charter Communications
Operating 3.85% 4/1/61	3,175,000	1,983,607
Crown Castle
1.05% 7/15/26	775,000	683,342
2.10% 4/1/31	1,765,000	1,443,181
Directv Financing 144A 5.875% 8/15/27 #	800,000	725,328
Discovery Communications 4.00% 9/15/55	2,205,000	1,465,270
Frontier Communications Holdings 144A 5.00% 5/1/28 #	800,000	695,104
IHS Holding 144A 5.625% 11/29/26 #	500,000	422,400
Summit Digitel Infrastructure 144A 2.875% 8/12/31 #	1,000,000	781,597
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	1,215,000	1,035,180
		15,236,088
Consumer Cyclical — 1.82%
Alsea 144A 7.75% 12/14/26 #	1,000,000	977,705
Amazon.com 2.50% 6/3/50	2,555,000	1,733,958
Aptiv 3.10% 12/1/51	2,375,000	1,508,333
Carnival 144A 4.00% 8/1/28 #	665,000	573,147
Ford Motor Credit 2.90% 2/10/29	1,775,000	1,471,822
Kia 144A 2.75% 2/14/27 #	1,000,000	919,781
VICI Properties 4.95% 2/15/30	1,485,000	1,394,975
		8,579,721
Consumer Non-Cyclical — 4.57%
Amgen
5.15% 3/2/28	220,000	224,742
5.25% 3/2/30	270,000	276,245
5.25% 3/2/33	521,000	535,560
5.65% 3/2/53	195,000	203,135
Bunge Finance 1.63% 8/17/25	1,192,000	1,103,480
Bunge Limited Finance 2.75% 5/14/31	1,750,000	1,489,534
Central American Bottling 144A 5.25% 4/27/29 #	1,000,000	930,415
CVS Health 2.70% 8/21/40	2,035,000	1,457,425
DaVita
144A 3.75% 2/15/31 #	315,000	248,762
144A 4.625% 6/1/30 #	570,000	487,065
GE HealthCare Technologies
144A 5.60% 11/15/25 #	300,000	303,796
144A 5.65% 11/15/27 #	300,000	310,258
HCA 3.50% 7/15/51	889,000	615,073
New York and Presbyterian Hospital
2.256% 8/1/40	4,150,000	2,856,799
2.606% 8/1/60	1,600,000	940,586
NYU Langone Hospitals
3.38% 7/1/55	4,900,000	3,553,841
4.428% 7/1/42	1,775,000	1,604,062
Royalty Pharma 3.35% 9/2/51	3,531,000	2,330,360
Tenet Healthcare 4.25% 6/1/29	2,015,000	1,824,804
Zoetis 5.40% 11/14/25	175,000	178,047
		21,473,989
Electric — 4.60%
AEP Transmission 5.40% 3/15/53	130,000	135,619
Alfa Desarrollo 144A 4.55% 9/27/51 #	995,070	730,526
Appalachian Power 4.50% 8/1/32	1,450,000	1,393,027
Berkshire Hathaway Energy 2.85% 5/15/51	1,820,000	1,253,617
Duke Energy Carolinas 4.95% 1/15/33	295,000	303,346
Entergy Mississippi 3.25% 12/1/27	2,400,000	2,263,216
Entergy Texas 3.45% 12/1/27	3,600,000	3,343,617
Exelon 4.05% 4/15/30	2,500,000	2,388,075
Florida Power & Light 2.45% 2/3/32	2,400,000	2,051,121
Indianapolis Power & Light 144A 5.65% 12/1/32 #	450,000	473,213
JSW Hydro Energy 144A 4.125% 5/18/31 #	885,000	735,131
Oglethorpe Power 144A 4.50% 4/1/47 #	1,725,000	1,471,065
Pacific Gas & Electric 3.30% 8/1/40	2,900,000	2,061,554
PG&E 5.25% 7/1/30	1,000,000	929,575
Public Service of Colorado 5.25% 4/1/53	290,000	295,843
Vistra 144A 7.00% 12/15/26 #, µ, Ψ	535,000	471,354
Vistra Operations 144A 5.125% 5/13/25 #	1,375,000	1,341,595
		21,641,494

Schedules of investments

Delaware Ivy Core Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy — 4.95%
BP Capital Markets 4.875% 3/22/30 µ, Ψ	1,575,000	$1,436,203
BP Capital Markets America 4.812% 2/13/33	255,000	259,018
Diamondback Energy 4.25% 3/15/52	534,000	419,846
El Paso Natural Gas 8.375% 6/15/32	2,000,000	2,336,373
Enbridge 5.70% 3/8/33	175,000	182,130
Energean Israel Finance 144A 4.875% 3/30/26 #	1,000,000	928,750
Energy Transfer
5.75% 2/15/33	98,000	100,474
6.25% 4/15/49	1,470,000	1,459,133
6.85% 2/15/40	1,265,000	1,306,228
Enterprise Products Operating
3.30% 2/15/53	3,270,000	2,371,568
5.35% 1/31/33	110,000	114,059
7.74% 6/1/67 µ	2,875,000	2,490,603
Geopark 144A 5.50% 1/17/27 #	1,000,000	840,000
Guara Norte 144A 5.198% 6/15/34 #	910,570	784,861
Kinder Morgan 5.20% 6/1/33	380,000	377,817
NuStar Logistics 6.375% 10/1/30	1,530,000	1,469,733
Saudi Arabian Oil 144A 4.25% 4/16/39 #	1,000,000	898,373
Targa Resources Partners 5.00% 1/15/28	1,185,000	1,146,926
Tennessee Gas Pipeline 8.375% 6/15/32	3,200,000	3,748,874
Valero Energy 3.65% 12/1/51	822,000	598,215
		23,269,184
Finance Companies — 1.89%
AerCap Ireland Capital DAC 3.00% 10/29/28	2,085,000	1,821,770
Air Lease
2.875% 1/15/32	1,430,000	1,182,515
4.625% 10/1/28	1,805,000	1,714,794
5.85% 12/15/27	295,000	296,816
Aviation Capital Group
144A 3.50% 11/1/27 #	1,330,000	1,189,048
144A 6.25% 4/15/28 #	115,000	115,178
Huarong Finance 2017 4.25% 11/7/27	1,000,000	773,750
Inversiones La Construccion 144A 4.75% 2/7/32 #	1,000,000	796,173
MAF Global Securities 7.875% 6/30/27 µ, Ψ	1,000,000	1,010,370
		8,900,414
Industrials — 0.19%
Bidvest Group UK 144A 3.625% 9/23/26 #	1,000,000	908,420
		908,420
Insurance — 2.95%
American International Group 5.125% 3/27/33	850,000	845,422
Aon 2.90% 8/23/51	2,155,000	1,441,115
Athene Holding
3.45% 5/15/52	1,040,000	659,351
3.95% 5/25/51	460,000	317,362
Brighthouse Financial 3.85% 12/22/51	1,793,000	1,163,883
Humana 5.75% 3/1/28	40,000	41,573
MetLife 3.85% 9/15/25 µ, Ψ	915,000	808,451
Security Benefit Global Funding 144A 1.25% 5/17/24 #	5,450,000	5,171,339
UnitedHealth Group
4.50% 4/15/33	1,740,000	1,730,763
5.05% 4/15/53	1,655,000	1,675,085
		13,854,344
Natural Gas — 0.24%
Atmos Energy 2.85% 2/15/52	405,000	275,750
ENN Energy Holdings 144A 2.625% 9/17/30 #	1,000,000	842,677
		1,118,427
Real Estate Investment Trusts — 0.24%
American Homes 4 Rent 3.625% 4/15/32	1,310,000	1,136,203
		1,136,203
Technology — 1.68%
Autodesk 2.40% 12/15/31	1,760,000	1,464,797
Broadcom 144A 3.469% 4/15/34 #	2,380,000	1,956,489
CDW 3.276% 12/1/28	1,640,000	1,447,751
Iron Mountain Information Management Services 144A 5.00% 7/15/32 #	1,660,000	1,427,071
Micron Technology 6.75% 11/1/29	125,000	132,853
NCR
144A 5.00% 10/1/28 #	135,000	118,800
144A 5.125% 4/15/29 #	190,000	164,587
Oracle
4.65% 5/6/30	170,000	165,586
5.55% 2/6/53	770,000	734,042
6.15% 11/9/29	250,000	266,400
		7,878,376
Transportation — 0.70%
American Airlines 144A 5.50% 4/20/26 #	163,010	160,621

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Transportation (continued)
British Airways 2020-1 Class A Pass Through Trust 144A 4.25% 11/15/32 #, t	884,325	$826,124
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	913,906	798,631
United Airlines 144A 4.625% 4/15/29 #	1,680,000	1,521,780
		3,307,156
Total Corporate Bonds
(cost $186,085,486)		179,057,107

Municipal Bonds — 2.52%
Douglas County, Washington Public Utility District No. 1 (Taxable) Series A 5.45% 9/1/40	1,205,000	1,268,516
GDB Debt Recovery Authority of Puerto Rico (Taxable) 7.50% 8/20/40	1,910,000	1,585,300
Municipal Electric Authority of Georgia (Build America Bonds Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	2,500,000	2,771,950
Port Authority of New York & New Jersey
4.458% 10/1/62	3,710,000	3,477,383
4.926% 10/1/51	2,690,000	2,738,823
Total Municipal Bonds
(cost $12,256,268)		11,841,972

Non-Agency Asset-Backed Securities — 3.93%
FirstKey Homes Trust
Series 2021-SFR1 B 144A 1.788% 8/17/38 #	4,800,000	4,217,775
Series 2021-SFR2 D 144A 2.058% 9/17/38 #	4,400,000	3,801,815
Home Partners of America Trust
Series 2021-1 A 144A 1.698% 9/17/41 #	3,927,231	3,378,043
Series 2021-3 B 144A 2.649% 1/17/41 #	4,790,417	4,172,406
Progress Residential Trust
Series 2021-SFR7 D 144A 2.341% 8/17/40 #	3,450,000	2,901,338
Total Non-Agency Asset-Backed Securities
(cost $21,367,092)		18,471,377

Non-Agency Collateralized Mortgage Obligations — 7.31%
Agate Bay Mortgage Trust
Series 2013-1 B4 144A 3.556% 7/25/43 #, •	1,482,562	1,091,225
Series 2016-1 B1 144A 3.658% 12/25/45 #, •	3,741,460	3,490,102
Bear Stearns Mortgage Securities 8.00% 11/25/29	16,309	8,192
CHL Mortgage Pass Through Trust 5.25% 5/25/34 t	15,808	14,427
Citigroup Global Markets Mortgage Securities VII
Series 1997-HUD1 B2 3.071% 12/25/30 •	704,427	145,971
Citigroup Mortgage Loan Trust
Series 2013-J1 B4 144A 3.479% 10/25/43 #, •	834,463	629,434
CSMC Trust
Series 2013-7 B4 144A 3.532% 8/25/43 #, •	1,311,439	1,074,262
Series 2017-HL1 A12 144A 3.50% 6/25/47 #, •	1,763,801	1,590,438
Eagle RE

Series 2020-1 M1B 144A 6.295% (LIBOR01M + 1.45%) 1/25/30 #, •	454,681	453,917
JP Morgan Mortgage Trust
Series 2004-A3 4A2 3.633% 7/25/34 •	2,905	2,757
Series 2017-4 A13 144A 3.50% 11/25/48 #, •	6,160,924	5,345,181
Series 2021-4 A5 144A 2.50% 8/25/51 #, •	6,000,000	4,090,191
MRFC Mortgage Pass Through Trust
Series 1998-2 B1 6.75% 6/25/28 t	460	442
PMT Credit Risk Transfer Trust
Series 21-1R A 144A 7.752% (LIBOR01M + 2.90%, Floor 2.90%) 2/27/24 #, •	3,324,894	3,218,795
Prudential Home Mortgage Securities
Series 1994-A 5B 144A 6.73% 4/28/24 #, •	19	18
Radnor RE
Series 2020-1 M1B 144A 6.295% (LIBOR01M + 1.45%, Floor 1.45%) 1/25/30 #, •	4,471,401	4,449,169
Seasoned Credit Risk Transfer Trust
Series 2017-3 M1 4.00% 7/25/56 •	2,802,333	2,752,136

Schedules of investments

Delaware Ivy Core Bond Fund

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2015-3 B1 144A 3.722% 7/25/45 #, •	1,689,362	$1,596,560
Shellpoint -Originator Trust
Series 2015-1 B3 144A 3.784% 8/25/45 #, •	0	0
Sofi Mortgage Trust
Series 2016-1A B2 144A 3.093% 11/25/46 #, •	1,384,913	1,265,245
Structured Asset Mortgage Investments
Series 1998-2 B 6.75% 5/2/30 •	3,265	102
Series 1998-2 C 6.75% 5/2/30 •	1,482	37
WinWater Mortgage Loan Trust
Series 2015-5 B1 144A 3.756% 8/20/45 #, •	3,420,915	3,150,727
Total Non-Agency Collateralized Mortgage Obligations
(cost $39,731,410)		34,369,328

Non-Agency Commercial Mortgage-Backed Securities — 8.86%
BAMLL Commercial Mortgage Securities Trust
Series 2014-520M A 144A 4.185% 8/15/46 #, •	4,130,000	3,368,022
BBCMS Mortgage Trust
Series 2020-C7 A5 2.037% 4/15/53	2,000,000	1,635,956
Benchmark Mortgage Trust
Series 2020-B18 A5 1.925% 7/15/53	3,000,000	2,401,447
Series 2021-B24 A5 2.584% 3/15/54	5,000,000	4,116,250
Series 2021-B25 A5 2.577% 4/15/54	5,000,000	4,128,522
Citigroup Commercial Mortgage Trust
Series 2018-TBR A 144A 5.639% (LIBOR01M + 0.83%,
Floor 0.83%) 12/15/36 #, •	10,000,000	9,799,122
GS Mortgage Securities Trust
Series 2012-BWTR C 144A 3.329% 11/5/34 #, •	1,000,000	649,912
Series 2020-GC47 A5 2.377% 5/12/53	3,128,000	2,589,814
JPMCC Commercial Mortgage Securities Trust
Series 2017-JP5 A5 3.723% 3/15/50	1,500,000	1,409,471
KKR Industrial Portfolio Trust
Series 2021-KDIP B 144A 5.742% (LIBOR01M + 0.80%, Floor 0.80%) 12/15/37 #, •	2,250,000	2,158,764
One Market Plaza Trust
Series 2017-1MKT A 144A 3.614% 2/10/32 #	4,000,000	3,667,943
UBS Commercial Mortgage Trust
Series 2017-C1 AS 3.724% 6/15/50	4,000,000	3,627,382
Series 2017-C7 AS 4.061% 12/15/50 •	2,300,000	2,115,864
Total Non-Agency Commercial Mortgage- Backed Securities
(cost $44,956,512)		41,668,469

Sovereign Bonds — 2.22%∆
Azerbaijan — 0.15%
Republic of Azerbaijan International Bond 144A 3.50% 9/1/32 #	850,000	726,844
		726,844
Colombia — 0.21%
Colombia Government International Bond 3.25% 4/22/32	1,321,000	986,294
		986,294
Dominican Republic — 0.22%
Dominican Republic International Bonds 144A 4.875% 9/23/32 #	1,189,000	1,012,592
		1,012,592
Ivory Coast — 0.21%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #	1,147,000	996,112
		996,112
Mexico — 0.18%
Mexico Government International Bond 3.50% 2/12/34	1,000,000	850,310
		850,310
Oman — 0.22%
Oman Government International Bond 144A 6.75% 1/17/48 #	1,110,000	1,052,385
		1,052,385

	Principal amount°	Value (US $)
Sovereign Bonds Δ(continued)
Paraguay — 0.18%
Paraguay Government International Bond
144A 5.40% 3/30/50 #	1,000,000	$864,725
		864,725
Peru — 0.21%
Peruvian Government International Bond
2.844% 6/20/30	1,140,000	998,993
		998,993
Qatar — 0.21%
Qatar Government International Bond
144A 4.00% 3/14/29 #	973,000	968,198
		968,198
Saudi Arabia — 0.21%
Saudi Government International Bond
144A 3.625% 3/4/28 #	1,012,000	974,803
		974,803
Uzbekistan — 0.22%
Republic of Uzbekistan International Bond
144A 5.375% 2/20/29 #	1,104,000	1,012,953
		1,012,953
Total Sovereign Bonds
(cost $10,459,283)		10,444,209

US Treasury Obligations — 4.01%
US Treasury Bonds
3.625% 2/15/53	4,650,000	4,617,668
3.875% 2/15/43	4,730,000	4,773,235
US Treasury Notes
3.50% 2/15/33	850,000	851,395
3.625% 3/31/28	7,275,000	7,287,504
3.625% 3/31/30	120,000	120,581
4.25% 10/15/25	775,000	781,146
4.625% 2/28/25	290,000	292,843
4.625% 3/15/26	105,000	107,399
Total US Treasury Obligations
(cost $18,630,225)		18,831,771

	Number of shares	Value (US $)
Preferred Stock — 0.79%
Brookfield Infrastructure Partners 5.00% ω	200,000	$3,716,000
Total Preferred Stock
(cost $5,000,000)		3,716,000

Short-Term Investments — 4.18%
Money Market Mutual Funds — 4.18%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	4,919,396	4,919,396
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	4,919,396	4,919,396
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	4,919,396	4,919,396
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	4,919,396	4,919,396
Total Short-Term Investments
(cost $19,677,584)		19,677,584
Total Value of Securities—101.16%
(cost $497,002,376)		$475,552,840

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $129,733,071, which represents 27.60% of the Fund's net assets. See Note 13 in “Notes to financial statements."
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2023. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.

Schedules of investments

Delaware Ivy Core Bond Fund

‡	Non-income producing security. Security is currently in default.
t	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
∆	Securities have been classified by country of risk.
ω	Perpetual security with no stated maturity date.

The following futures contracts and swap contracts were outstanding at March 31, 2023:1

Futures Contracts

Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
328	US Treasury 5 yr Notes	$35,918,562	$35,164,074	6/30/23	$754,488	$74,311
196	US Treasury 10 yr Notes	22,524,689	21,838,703	6/21/23	685,986	67,375
10	US Treasury 10 yr Ultra Notes	1,211,406	1,168,619	6/21/23	42,787	5,469
Total Futures Contracts			$58,171,396		$1,483,261	$147,155

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Sold/Moody's Ratings:
CDX.NA.HY.39.V1[5]
12/20/27- Quarterly	4,700,000	5.000%	$54,994	$(55,618)	$110,612	$35,552
Total CDS Contracts			$54,994	$(55,618)	$110,612	$35,552

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the variation margin is reflected in the Fund's net assets.

[1]	See Note 10 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest (payments) receipt on swap contracts accrued daily in the amount of $(3,270).
[5]	Markit’s North America High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

S.F. – Single Family

TSFR03M – 3 Month Term Secured Overnight Financing Rate

yr – Year

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Core Equity Fund	March 31, 2023

	Number of shares	Value (US $)
Common Stocks — 95.03% t
Communication Services — 5.33%
Alphabet Class A †	1,151,641	$119,459,721
Take-Two Interactive Software †	523,542	62,458,561
		181,918,282
Consumer Discretionary — 8.12%
Amazon.com †	950,010	98,126,533
Aptiv †	757,414	84,974,277
AutoZone †	38,094	93,640,766
		276,741,576
Consumer Staples — 3.57%
Costco Wholesale	170,824	84,877,321
General Mills	40,677	3,476,256
Sysco	432,587	33,408,694
		121,762,271
Energy — 2.54%
ConocoPhillips	519,560	51,545,548
Schlumberger	716,095	35,160,264
		86,705,812
Financials — 14.86%
American Express	303,799	50,111,645
Aon Class A	211,582	66,709,689
Artisan Partners Asset Management Class A	1,099,926	35,175,633
Blackstone	404,773	35,555,260
Capital One Financial	190,717	18,339,347
Intercontinental Exchange	357,345	37,267,510
JPMorgan Chase & Co.	246,538	32,126,367
KKR & Co.	1,398,154	73,431,048
Morgan Stanley	946,236	83,079,521
Progressive	525,404	75,164,296
		506,960,316
Healthcare — 12.39%
Danaher	224,515	56,586,761
HCA Healthcare	397,264	104,750,571
UnitedHealth Group	357,008	168,718,411
Vertex Pharmaceuticals †	153,499	48,362,930
Zoetis	265,485	44,187,323
		422,605,996
Industrials — 9.30%
Airbus ADR	2,736,585	91,620,866
Deere & Co.	125,079	51,642,618
Equifax	310,600	63,002,104
Raytheon Technologies	439,456	43,035,926
United Rentals	171,365	67,819,412
		317,120,926
Information Technology — 31.61%
Apple	864,019	142,476,733
Applied Materials	602,263	73,975,964
Fiserv †	456,465	51,594,240
Intuit	142,418	63,494,217
Mastercard Class A	168,053	61,072,141
Microchip Technology	1,239,437	103,840,032
Microsoft	896,131	258,354,567
Salesforce †	246,301	49,206,014
Seagate Technology Holdings	667,285	44,120,884
TE Connectivity	814,645	106,840,692
VeriSign †	368,795	77,937,447
Zebra Technologies Class A †	141,828	45,101,304
		1,078,014,235
Materials — 4.32%
Linde	244,885	87,041,924
Sherwin-Williams	268,653	60,385,135
		147,427,059
Utilities — 2.99%
NextEra Energy	1,323,276	101,998,114
		101,998,114
Total Common Stocks
(cost $2,067,949,010)		3,241,254,587

Short-Term Investments — 5.59%
Money Market Mutual Funds — 5.59%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	47,679,418	47,679,418
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	47,679,418	47,679,418
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	47,679,419	47,679,419
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	47,679,418	47,679,418
Total Short-Term Investments
(cost $190,717,673)		190,717,673
Total Value of Securities—100.62%
(cost $2,258,666,683)		$3,431,972,260
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Global Bond Fund	March 31, 2023

	Principal amount°		Value (US $)
Agency Mortgage-Backed Securities – 7.21%
Fannie Mae S.F. 20 yr
4.00% 8/1/42		496,906	$479,873
Fannie Mae S.F. 30 yr
2.50% 4/1/51		1,722,415	1,484,923
3.50% 1/1/52		2,153,295	2,001,082
3.50% 6/1/52		3,873,445	3,599,449
4.00% 5/1/51		1,119,812	1,083,474
4.50% 9/1/49		914,179	911,214
5.00% 9/1/52		2,742,907	2,735,348
5.00% 10/1/52		671,412	669,562
5.50% 10/1/52		2,101,103	2,122,229
5.50% 3/1/53		4,266,538	4,309,437
Freddie Mac S.F. 15 yr
4.50% 9/1/37		796,625	795,012
Freddie Mac S.F. 30 yr
2.50% 5/1/52		866,295	747,176
3.00% 12/1/46		1,558,949	1,426,574
3.00% 7/1/50		2,465,033	2,245,742
4.00% 8/1/52		1,341,085	1,290,079
4.50% 10/1/35		116,334	116,976
4.50% 9/1/52		1,383,133	1,356,794
5.00% 7/1/52		1,648,890	1,646,763
6.00% 12/1/52		855,299	873,825
GNMA II S.F. 30 yr 3.00%
12/20/51		1,059,363	966,791
Total Agency Mortgage-Backed Securities (cost $30,848,250)			30,862,323

Corporate Bonds – 43.47%∆
Australia – 0.13%
WestConnex Finance Pty 3.15% 3/31/31	AUD	1,000,000	557,738
			557,738
Brazil – 0.37%
Itau Unibanco Holding 144A 3.25% 1/24/25 #		1,230,000	1,185,646
Rumo Luxembourg 144A 5.25% 1/10/28 #		435,000	401,288
			1,586,934
Canada – 0.39%
Enbridge 5.70% 3/8/33		1,455,000	1,514,281
Nutrien 4.90% 3/27/28		160,000	160,073
			1,674,354
Chile – 0.43%
Saci Falabella 3.75% 4/30/23		1,850,000	1,846,744
			1,846,744
China – 0.46%
ENN Energy Holdings 144A 2.625% 9/17/30 #		2,000,000	1,685,354
RKPF Overseas 2020 5.125% 7/26/26		425,000	292,604
			1,977,958
Colombia – 0.32%
Geopark 144A 5.50% 1/17/27 #		1,635,000	1,373,400
			1,373,400
Czech Republic – 0.14%
Energo-Pro 144A 8.50% 2/4/27 #		600,000	578,250
			578,250
France – 2.27%
AXA 5.125% 7/4/43 µ	EUR	1,700,000	1,843,567
BPCE 144A 5.125% 1/18/28 #		3,465,000	3,436,113
Credit Agricole 144A 5.301% 7/12/28 #		2,795,000	2,835,662
TotalEnergies 2.708% 5/5/23 µ, Ψ	EUR	1,500,000	1,623,890
			9,739,232
Georgia – 0.15%
Georgian Railway JSC 4.00% 6/17/28		760,000	655,150
			655,150
Germany – 0.73%
Aroundtown 1.625% 1/31/28	EUR	1,700,000	1,216,984
Deutsche Bank
5.625% 5/19/31 µ	EUR	800,000	824,917
6.72% 1/18/29 µ		1,100,000	1,093,198
			3,135,099
Guatemala – 0.44%
Central American Bottling 144A 5.25% 4/27/29 #		1,500,000	1,395,622
CT Trust 144A 5.125% 2/3/32 #		600,000	502,500
			1,898,122
India – 0.50%
Greenko Power II 144A 4.30% 12/13/28 #		382,000	330,907
Summit Digitel Infrastructure 144A 2.875% 8/12/31 #		2,300,000	1,797,674
			2,128,581

	Principal amount°		Value (US $)
Corporate Bonds∆ (continued)
Indonesia – 1.37%
Perusahaan Perseroan Persero Perusahaan Listrik Negara
144A 5.375% 1/25/29 #		4,800,000	$4,773,665
144A 5.45% 5/21/28 #		1,100,000	1,097,002
			5,870,667
Israel – 0.24%
Energean Israel Finance 144A 4.875% 3/30/26 #		1,100,000	1,021,625
			1,021,625
Italy – 0.22%
Autostrade per l'Italia 2.00% 12/4/28	EUR	1,000,000	940,680
			940,680
Japan – 0.62%
Sumitomo Mitsui Financial Group 3.748% 7/19/23		2,650,000	2,634,575
			2,634,575
Kazakhstan – 0.99%
Development Bank of Kazakhstan JSC
144A 5.75% 5/12/25 #		2,000,000	2,010,000
144A 10.95% 5/6/26 #	KZT	429,000,000	782,141
KazTransGas JSC 144A
4.375% 9/26/27 #		1,588,000	1,427,636
			4,219,777
Kuwait – 1.25%
NBK SPC 144A 1.625% 9/15/27 #, µ		6,000,000	5,342,040
			5,342,040
Malaysia – 0.14%
Petronas Capital 144A 3.50% 4/21/30 #		650,000	607,127
			607,127
Mexico – 1.42%
Banco Santander Mexico
144A 5.375% 4/17/25 #		1,150,000	1,144,537
144A 5.95% 10/1/28 #, µ		850,000	832,132
BBVA Bancomer
144A 1.875% 9/18/25 #		1,400,000	1,278,907
144A 5.875% 9/13/34 #, µ		1,700,000	1,486,140
Cemex
144A 7.375% 6/5/27 #		650,000	673,010
144A 9.125% 3/14/28 #, µ, Ψ		660,000	661,784
			6,076,510
Netherlands – 1.97%
ING Groep 3.00% 4/11/28 µ	EUR	7,800,000	8,452,265
			8,452,265
Paraguay – 0.36%
Rutas 2 and 7 Finance 144A 4.551% 9/30/36 #, ^ 2,445,333 1,547,591			1,547,591
Peru – 0.93%
Banco Internacional del Peru 144A 3.25% 10/4/26 #		800,000	729,426
Corp. Financiera de Desarrollo 144A 2.40% 9/28/27 #		1,300,000	1,122,511
SAN Miguel Industrias 144A 3.50% 8/2/28 #		2,550,000	2,150,190
			4,002,127
Republic of Korea – 0.14%
SK Hynix 144A 6.50% 1/17/33 #		600,000	596,164
			596,164
Singapore – 0.56%
DBS Group Holdings 1.50% 4/11/28 µ	EUR	2,200,000	2,382,918
			2,382,918
South Africa – 0.17%
Bidvest Group UK 144A 3.625% 9/23/26 #		822,000	746,721
			746,721
Spain – 0.11%
Abertis Infraestructuras Finance 3.248% 11/24/25 µ, Ψ	EUR	500,000	484,609
			484,609
Switzerland – 0.93%
Credit Suisse 7.95% 1/9/25		1,945,000	1,979,543
Holcim Finance Luxembourg 0.50% 4/23/31	EUR	1,500,000	1,215,294
UBS Group 144A 4.751% 5/12/28 #, µ		800,000	768,186
			3,963,023
Tanzania – 0.30%
AngloGold Ashanti Holdings 3.75% 10/1/30		1,450,000	1,269,555
			1,269,555

Schedules of investments

Delaware Ivy Global Bond Fund

	Principal amount°		Value (US $)
Corporate Bonds∆ (continued)
Thailand – 0.16%
Thaioil Treasury Center 144A 2.50% 6/18/30 #		850,000	$685,156
			685,156
Turkey – 0.16%
Akbank TAS 144A 6.80% 2/6/26 #		690,000	669,232
			669,232
Ukraine – 0.36%
Metinvest 8.50% 4/23/26		1,280,000	793,152
MHP Lux 6.95% 4/3/26		1,445,000	733,020
			1,526,172
United Arab Emirates – 0.52%
Galaxy Pipeline Assets Bidco 144A 1.75% 9/30/27 #		1,705,179	1,589,966
MAF Global Securities 7.875% 6/30/27 µ, Ψ		625,000	631,481
			2,221,447
United Kingdom – 0.39%
Babcock International Group 1.375% 9/13/27	EUR	1,450,000	1,382,486
Barclays 7.385% 11/2/28 µ		285,000	302,340
			1,684,826
United States – 23.64%
Air Lease
2.875% 1/15/32		1,765,000	1,459,538
5.85% 12/15/27		2,230,000	2,243,728
American International Group 5.125% 3/27/33		2,335,000	2,322,423
Amgen
5.25% 3/2/33		3,005,000	3,088,977
5.65% 3/2/53		1,630,000	1,697,998
Aon 5.00% 9/12/32		1,025,000	1,030,389
Appalachian Power 4.50% 8/1/32		1,135,000	1,090,404
Autodesk 2.40% 12/15/31		695,000	578,428
Aviation Capital Group
144A 3.50% 11/1/27 #		1,080,000	965,543
144A 6.25% 4/15/28 #		970,000	971,497
Bank of America
3.648% 3/31/29 µ	EUR	1,500,000	1,591,450
6.204% 11/10/28 µ		2,160,000	2,259,960
Bank of New York Mellon
5.802% 10/25/28 µ		310,000	323,235
BP Capital Markets America 4.812% 2/13/33		2,125,000	2,158,481
CDW 3.276% 12/1/28		760,000	670,909
Celanese US Holdings
6.05% 3/15/25		990,000	996,372
6.165% 7/15/27		485,000	488,455
Charter Communications Operating 3.85% 4/1/61		400,000	249,903
Citigroup 5.61% 9/29/26 µ		2,190,000	2,207,813
Citizens Bank 6.064% 10/24/25 µ		2,120,000	1,996,317
Discovery Communications 4.00% 9/15/55		900,000	598,069
Duke Energy
2.55% 6/15/31		261,000	218,649
3.10% 6/15/28	EUR	1,200,000	1,241,054
Duke Energy Carolinas 4.95% 1/15/33		1,625,000	1,670,975
Elevance Health 5.125% 2/15/53		1,065,000	1,061,903
Energy Transfer 5.75% 2/15/33		743,000	761,761
Entegris Escrow 144A 4.75% 4/15/29 #		1,660,000	1,570,879
Enterprise Products Operating 5.35% 1/31/33		845,000	876,180
Exelon 5.30% 3/15/33		2,020,000	2,057,042
Fifth Third Bancorp 6.361% 10/27/28 µ		998,000	1,005,516
Ford Motor Credit
2.30% 2/10/25		475,000	440,904
2.90% 2/10/29		695,000	576,291
GE HealthCare Technologies
144A 5.60% 11/15/25 #		2,265,000	2,293,663
144A 5.65% 11/15/27 #		2,265,000	2,342,448
Honeywell International 4.125% 11/2/34	EUR	1,300,000	1,432,728
Huntington National Bank 5.65% 1/10/30		2,620,000	2,512,721
Indianapolis Power & Light 144A 5.65% 12/1/32 #		3,390,000	3,564,871
JBS USA LUX 144A 3.625% 1/15/32 #		2,865,000	2,377,148
JPMorgan Chase & Co. 3.54% 5/1/28 µ		2,132,000	2,017,868
KeyCorp 4.789% 6/1/33 µ		176,000	157,741
Kinder Morgan 5.20% 6/1/33		2,980,000	2,962,883
Mileage Plus Holdings 144A 6.50% 6/20/27 #		1,032,750	1,030,442

	Principal amount°		Value (US $)
Corporate Bonds∆ (continued)
United States (continued)
Morgan Stanley
2.95% 5/7/32 µ	EUR	2,200,000	$2,173,376
6.138% 10/16/26 µ		2,665,000	2,717,677
6.296% 10/18/28 µ		3,010,000	3,167,758
Oracle
4.65% 5/6/30		1,335,000	1,300,333
5.55% 2/6/53		885,000	843,671
6.15% 11/9/29		1,885,000	2,008,657
PPG Industries 2.75% 6/1/29	EUR	1,400,000	1,416,475
Public Service of Colorado 5.25% 4/1/53		2,440,000	2,489,163
Sagicor Financial 144A 5.30% 5/13/28 #		725,000	686,633
SVB Financial Group 4.57% 4/29/33 ‡		1,123,000	652,351
Targa Resources Partners 5.00% 1/15/28		1,745,000	1,688,933
Truist Financial 6.123% 10/28/33 µ		2,041,000	2,143,248
UnitedHealth Group 4.50% 4/15/33		5,840,000	5,808,998
US Bancorp
4.653% 2/1/29 µ		2,119,000	2,072,892
4.839% 2/1/34 µ		2,360,000	2,291,335
5.727% 10/21/26 µ		2,735,000	2,749,392
Valero Energy 3.65% 12/1/51		434,000	315,846
VICI Properties 4.95% 2/15/30		2,310,000	2,169,961
Vistra Operations 144A 5.125% 5/13/25 #		2,105,000	2,053,860
Zoetis 5.40% 11/14/25		1,310,000	1,332,812
			101,246,927
Uzbekistan - 0.19%
Uzbekneftegaz 4.75% 11/16/28		1,000,000	795,115
			795,115
Total Corporate Bonds (cost $192,760,617)			186,138,411

Sovereign Bonds – 25.13%∆
Albania – 0.19%
Albania Government International Bond 144A 3.50% 11/23/31 #	EUR	896,000	808,464
			808,464
Angola – 0.50%
Angolan Government International Bonds 144A 8.75% 4/14/32 #		2,200,000	1,864,500
Angolan Government International Bonds 8.75% 4/14/32		345,000	292,387
			2,156,887
Armenia – 0.18%
Republic of Armenia International Bond 144A 3.60% 2/2/31 #		993,000	768,789
			768,789
Bermuda – 0.86%
Bermuda Government International Bonds
144A 2.375% 8/20/30 #		1,688,000	1,448,081
144A 5.00% 7/15/32 #		800,000	804,351
5.00% 7/15/32		1,405,000	1,412,642
			3,665,074
Brazil – 0.31%
Brazil Notas do Tesouro Nacional Serie F 10.00% 1/1/33	BRL	8,000,000	1,344,932
			1,344,932
Chile – 1.29%
Chile Government International Bonds
3.10% 5/7/41		1,914,000	1,441,391
2.55% 7/27/33		3,000,000	2,473,910
4.34% 3/7/42		1,800,000	1,595,179
			5,510,480
Colombia – 1.68%
Colombia Government International Bonds
3.00% 1/30/30		2,300,000	1,809,732
3.125% 4/15/31		5,089,000	3,894,632
4.125% 2/22/42		2,268,000	1,475,717
			7,180,081
Denmark – 2.64%
Denmark Government Bond 144A 2.25% 11/15/33 #	DKK	79,800,000	11,324,424
			11,324,424
Dominican Republic – 1.20%
Dominican Republic International Bonds
144A 4.875% 9/23/32 #		3,577,000	3,046,292
144A 5.50% 2/22/29 #		1,800,000	1,699,791
144A 7.05% 2/3/31 #		400,000	407,140
			5,153,223

Schedules of investments

Delaware Ivy Global Bond Fund

	Principal amount°		Value (US $)
Sovereign Bonds∆ (continued)
Egypt – 0.29%
Egypt Government International Bond 5.25% 10/6/25		1,543,000	$1,222,210
			1,222,210
Finland – 1.81%
Finland Government Bond 144A 1.375% 4/15/27 #	EUR	7,500,000	7,737,096
			7,737,096
Georgia – 0.18%
Georgia Government International Bond 144A 2.75% 4/22/26 #		854,000	764,451
			764,451
Germany – 0.94%
Bundesobligation 1.30% 10/15/27	EUR	1,000,000	1,035,966
Bundesrepublik Deutschland Bundesanleihe
1.29% 2/15/32	EUR	1,500,000	1,335,173
1.80% 8/15/53	EUR	1,740,000	1,655,422
			4,026,561
Indonesia – 0.64%
Indonesia Government International Bond 3.85% 10/15/30		700,000	667,982
Perusahaan Penerbit SBSN Indonesia III 4.70% 6/6/32		2,083,000	2,082,091
			2,750,073
Italy – 0.72%
Italy Buoni Poliennali Del Tesoro
144A 4.00% 4/30/35 #	EUR	2,500,000	2,651,684
2.50% 12/1/32	EUR	450,000	429,953
			3,081,637
Ivory Coast – 1.17%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #		5,768,000	5,009,220
			5,009,220
Morocco – 0.66%
Morocco Government International Bonds
5.50% 12/11/42		700,000	606,638
144A 2.375% 12/15/27 #		2,500,000	2,206,693
			2,813,331
Netherlands – 1.69%
Netherlands Government Bonds
144A 0.50% 7/15/32 #	EUR	2,690,000	2,418,621
144A 2.50% 7/15/33 #	EUR	4,500,000	4,834,815
			7,253,436
New Zealand – 2.21%
New Zealand Government Bond 4.25% 5/15/34	NZD	15,100,000	9,464,505
			9,464,505
Paraguay – 2.02%
Paraguay Government International Bonds
5.60% 3/13/48		1,693,000	1,509,260
144A 4.95% 4/28/31 #		5,767,000	5,607,599
144A 2.739% 1/29/33 #		1,887,000	1,538,129
			8,654,988
Republic of North Macedonia – 0.36%
North Macedonia Government International Bond 144A 1.625% 3/10/28 #	EUR	1,777,000	1,532,509
			1,532,509
Senegal – 0.39%
Senegal Government International Bond 144A 6.25% 5/23/33 #		2,122,000	1,693,135
			1,693,135
South Africa – 1.17%
Republic of South Africa Government International Bonds
5.65% 9/27/47		4,756,000	3,525,861
5.75% 9/30/49		1,995,000	1,470,225
			4,996,086
Spain – 0.95%
Spain Government Bond 144A 1.85% 7/30/35 #	EUR	4,470,000	4,075,601
			4,075,601
Uzbekistan – 1.08%
Republic of Uzbekistan International Bonds
144A 5.375% 2/20/29 #		3,481,000	3,193,922
144A 4.75% 2/20/24 #		750,000	739,066
144A 14.00% 7/19/24 #	UZS	7,800,000,000	672,849
			4,605,837
Total Sovereign Bonds (cost $108,323,047)			107,593,030

		Principal amount°	Value (US $)
Supranational Banks – 2.38%
Banco Latinoamericano de Comercio Exterior 2.375% 9/14/25 #		2,000,000	$1,841,985
Banque Ouest Africaine de Developpement 5.000% 7/27/27		1,800,000	$1,660,212
Central American Bank for Economic Integration 1.140% 2/9/26 #		2,000,000	$1,814,585
Corp Andina de Fomento
2.375% 5/12/23		650,000	$647,901
5.25% 11/21/25		1,100,000	1,112,858
European Union 1.000% 7/6/32	EUR	3,420,000	$3,123,307
Total Supranational Banks (cost $10,674,171)			10,200,848

US Treasury Obligations – 16.38%
US Treasury Notes
0.375% 9/30/27		4,600,000	3,979,000
1.25% 4/30/28		8,680,000	7,731,133
2.375% 5/15/27		8,525,000	8,100,249
2.375% 3/31/29		17,585,000	16,421,712
2.875% 4/30/29		9,000,000	8,643,340
3.625% 3/31/28		14,040,000	14,064,132
4.00% 10/31/29		3,365,000	3,447,022
4.25% 10/15/25		7,700,000	7,761,059
Total US Treasury Obligations (cost $72,857,291)			70,147,647

		Number of contracts
Options Purchased – 0.18%
Foreign Currency Call Options – 0.00%
GBP vs USD strike price 1.04 GBP, expiration date 4/12/23, notional amount GBP 6,983,881 (JPMCB)		6,715,270	0
USD vs CNH strike price $7.30, expiration date 4/13/23, notional amount $126,484,180 (JPMCB)		17,326,600	148
			148

Foreign Currency Put Options – 0.00%
EUR vs JPY strike price 128 EUR, expiration date 5/23/23, notional amount EUR 1,168,000,000 (JPMCB)		9,125,000	10,586
EUR vs USD strike price 0.70 EUR, expiration date 4/14/23, notional amount EUR 2,819,394 (JPMCB)		4,027,705	0
EUR vs USD strike price 0.94 EUR, expiration date 4/12/23, notional amount EUR 7,572,085 (JPMCB)		8,055,410	0
GBP vs USD strike price 0.74 GBP, expiration date 4/12/23, notional amount GBP 2,484,650 (JPMCB)		3,357,635	0
			10,586

		Notional amount*
Put Swaptions — 0.18%
CDX.NA.HY.39.V1 5yr strike price $101.50, expiration date 5/17/23		44,000,000	767,848
			767,848
Total Options Purchased (cost $1,450,602)			778,582

Schedules of investments

Delaware Ivy Global Bond Fund

	Number of shares	Value (US $)
Short-Term Investments – 3.81%
Money Market Mutual Funds – 3.81%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	4,076,358	$4,076,358
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	4,076,358	4,076,358
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	4,076,358	4,076,358
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	4,076,358	4,076,358
Total Short-Term Investments (cost $16,305,432)		16,305,432
Total Value of Securities-98.56% (cost $433,219,410)		422,026,273

	Number of contracts
Options Written – (0.13%)
Foreign Currency Call Options – (0.00%)
GBP vs USD strike price 0.94 GBP, expiration date 4/12/23, notional amount GBP (9,468,531) (JPMCB)	(10,072,905)	0
USD vs CNH strike price $7.50, expiration date 4/13/23, notional amount $(129,949,500) (JPMCB)	(17,326,600)	(14)
		(14)
Foreign Currency Put Options – (0.00%)
EUR vs JPY strike price 118 EUR, expiration date 5/23/23, notional amount EUR (1,076,750,000) (JPMCB)	(9,125,000)	(1,772)
EUR vs USD strike price 0.86 EUR, expiration date 4/12/23, notional amount EUR (10,391,479) (JPMCB)	(12,083,115)	0
		(1,772)

	Notional amount*
Put Swaptions — (0.13%)
CDX.NA.HY.39.V1 5yr strike price $97.50, expiration date 5/17/23	(44,000,000)	(233,215)
CDX.NA.HY.39.V1 5yr strike price $99.50, expiration date 5/17/23	(33,000,000)	(313,092)
		(546,307)
Total Options Written (premium received $990,335)		(548,093)

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of risk.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $137,626,081, which represents 32.14% of the Fund's net assets. See Note 13 in “Notes to financial statements."
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2023. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

‡	Non-income producing security. Security is currently in default.
*	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

The following foreign currency exchange contracts and futures contracts were outstanding at March 31, 2023:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMCB	CZK	58,501,140	USD	(2,634,000)	4/28/23	$65,367	$—
JPMCB	EUR	14,150,000	USD	(15,243,624)	4/21/23	120,040	—
JPMCB	EUR	(2,168,000)	USD	2,370,099	4/28/23	15,216	—
JPMCB	GBP	480,000	USD	(589,171)	4/21/23	3,215	—
JPMCB	IDR	40,559,219,074	USD	(2,638,000)	4/28/23	72,180	—
JPMCB	INR	217,542,059	USD	(2,634,000)	4/28/23	9,266	—
JPMCB	JPY	925,000,000	USD	(7,299,097)	4/21/23	—	(308,883)
JPMCB	KRW	3,454,420,644	USD	(2,655,000)	4/28/23	—	(6,470)
JPMCB	KZT	1,214,862,026	USD	(2,607,000)	4/28/23	16,449	—
JPMCB	NZD	(15,100,000)	USD	9,777,117	4/21/23	334,689	—
TD	AUD	4,850,786	USD	(3,410,772)	4/21/23	—	(165,831)
TD	DKK	(77,960,000)	USD	11,408,480	4/21/23	43,966	—
TD	EUR	(78,756,803)	USD	85,900,045	4/21/23	388,158	—
Total Foreign Currency Exchange Contracts						$1,068,546	$(481,184)

Schedules of investments

Delaware Ivy Global Bond Fund

Futures Contracts
Exchange-Traded

	Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
	Australian 10-Year
264	Treasury Bond	$21,685,866	$21,028,661	6/15/23	$657,205	$—	$98,965
(3)	Euro-Bobl	(383,522)	(374,764)	6/8/23	—	(8,758)	(931)
(31)	Euro-BTP	(3,878,010)	(3,733,381)	6/8/23	—	(144,629)	(25,879)
(110)	Euro-Bund	(16,205,033)	(16,229,084)	6/8/23	24,051	—	(74,528)
(21)	Euro-Buxl	(3,208,016)	(3,005,735)	6/8/23	—	(202,281)	(24,031)
(314)	Euro-EURIBOR	(82,119,533)	(82,361,734)	12/18/23	242,201	—	(1,396)
314	Euro-EURIBOR	82,587,757	82,984,064	12/16/24	—	(396,307)	23,681
19	Euro-OAT	2,683,455	2,588,915	6/8/23	94,540	—	13,133
47	Euro-Schatz	5,387,433	5,336,411	6/8/23	51,022	—	2,013
83	Long 10 yr Gilt	10,581,882	10,424,621	6/28/23	157,261	—	(4,808)
294	US Treasury 2 yr Notes	60,697,219	60,031,463	6/30/23	665,756	—	41,344
393	US Treasury 5 yr Notes	43,036,569	43,142,165	6/30/23	—	(105,596)	89,038
168	US Treasury 10 yr Notes	19,306,876	18,943,985	6/21/23	362,891	—	57,750
(61)	US Treasury 10 yr Ultra Notes	(7,389,578)	(7,421,998)	6/21/23	32,420	—	(33,360)
(58)	US Treasury Long Bonds	(7,607,062)	(7,262,990)	6/21/23	—	(344,072)	(58,000)
(6)	US Treasury Long Bonds	(787,500)	(778,297)	9/20/23	—	(9,203)	(6,000)
(31)	US Treasury Ultra Bonds	(4,374,875)	(4,162,727)	6/21/23	—	(212,148)	(41,656)
Total Futures Contracts			$119,149,575		$2,287,347	$(1,422,994)	$55,335

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund's net assets.

1 See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

BTP – Buoni del Tesoro Poliennali

CDX.NA.HY – Credit Default Swap Index North America High Yield

EURIBOR – Euro interbank offered rate

GNMA – Government National Mortgage Association

JPMCB – JPMorgan Chase Bank

JSC – Joint Stock Company

OAT – Obligations Assimilables du Tresor

S.F. – Single Family

TD – TD Bank

yr – Year

Summary of currencies:

AUD – Australian Dollar

BRL – Brazilian Real

CZK – Czech Koruna

DKK – Danish Krone

EUR – European Monetary Unit

GBP – British Pound Sterling

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

KZT – Kazakhstani Tenge

NZD – New Zealand Dollar

Summary of currencies: (continued)

USD – US Dollar

UZS – Uzbekistan Som

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Global Growth Fund	March 31, 2023

	Number of shares	Value (US $)
Common Stocks – 99.78%Δ
Canada - 3.19%
Barrick Gold	269,249	$4,999,954
Canadian Natural Resources	218,828	12,112,130
		17,112,084
China - 1.52%
H World Group ADR †	166,308	8,145,766
		8,145,766
China/Hong Kong - 3.42%
China Mengniu Dairy	2,213,000	9,072,078
Meituan Class B 144A #, †	15,990	290,094
Tencent Holdings	183,800	8,982,182
		18,344,354
Denmark - 1.83%
Genmab †	25,938	9,804,702
		9,804,702
France - 8.68%
Airbus	87,139	11,638,941
BNP Paribas	148,610	8,874,631
LVMH Moet Hennessy Louis Vuitton	6,968	6,395,987
Thales	56,271	8,319,490
TotalEnergies	69,977	4,126,104
Vinci	63,366	7,264,433
		46,619,586
Germany - 5.23%
Bayer	138,721	8,861,721
Deutsche Telekom	503,311	12,196,381
RWE	162,723	7,001,708
		28,059,810
Hong Kong - 1.46%
Prudential	573,890	7,857,493
		7,857,493
India - 4.70%
ICICI Bank	535,908	5,726,951
Larsen & Toubro	320,110	8,449,723
NTPC	2,623,669	5,601,386
State Bank of India	857,683	5,482,775
		25,260,835
Israel - 1.87%
Check Point Software Technologies †	77,184	10,033,920
		10,033,920
Italy - 1.57%
Ferrari	31,121	8,433,287
		8,433,287

Japan - 3.54%
Asahi Group Holdings	175,100	6,516,878
Mitsubishi UFJ Financial Group	1,167,400	7,481,480
ORIX	303,200	4,999,167
		18,997,525
Netherlands - 0.79%
Shell	148,800	4,263,281
		4,263,281
Taiwan - 1.93%
Taiwan Semiconductor Manufacturing	591,000	10,357,051
		10,357,051
United Kingdom - 3.74%
AstraZeneca	65,303	9,048,015
Reckitt Benckiser Group	145,325	11,055,967
		20,103,982
United States - 56.31%
Abbott Laboratories	64,563	6,537,649
AGNC Investment	706,179	7,118,284
Amazon.com †	85,604	8,842,037
Ambarella †	64,786	5,015,732
Apple	44,137	7,278,191
Aptiv †	83,525	9,370,670
Autodesk †	31,235	6,501,878
Burlington Stores †	34,343	6,940,720
Casey's General Stores	22,610	4,894,161
ConocoPhillips	103,893	10,307,225
Danaher	30,950	7,800,638
Darden Restaurants	55,593	8,625,810
Eli Lilly & Co.	20,502	7,040,797
Generac Holdings †	46,537	5,026,461
Ingersoll Rand	131,970	7,678,015
Intercontinental Exchange	57,077	5,952,560
Intuit	23,446	10,452,930
KLA	12,200	4,869,874
Mastercard Class A	35,909	13,049,690
Microchip Technology	70,814	5,932,797
Microsoft	66,089	19,053,459
Morgan Stanley	86,414	7,587,149
NVIDIA	28,871	8,019,498
PayPal Holdings †	96,575	7,333,906
Pinterest Class A †	325,841	8,885,684
Procter & Gamble	73,697	10,958,007
Raytheon Technologies	105,641	10,345,423
Regeneron Pharmaceuticals †	13,629	11,198,540
Schlumberger	50,224	2,465,998
Seagate Technology Holdings	144,096	9,527,628
Skechers USA Class A †	135,768	6,451,695
Thermo Fisher Scientific	11,158	6,431,136

	Number of shares	Value (US $)
Common StocksΔ (continued)
United States (continued)
T-Mobile US †	39,472	$5,717,125
Union Pacific	39,030	7,855,178
UnitedHealth Group	24,648	11,648,398
VeriSign †	42,195	8,917,069
Vertex Pharmaceuticals †	33,806	10,651,256
		302,283,268
Total Common Stocks (cost $431,636,355)		535,676,944

Short-Term Investments – 0.51%
Money Market Mutual Funds – 0.51%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	681,882	681,882
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	681,882	681,882
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	681,882	681,882
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	681,882	681,882
Total Short-Term Investments (cost $2,727,528)		2,727,528
Total Value of Securities-100.29% (cost $434,363,883)		$538,404,472

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 116 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $290,094, which represents 0.05% of the Fund's net assets. See Note 13 in “Notes to financial statements."

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy High Income Fund	March 31, 2023
	Principal amount°	Value (US $)
Convertible Bonds — 2.47%
New Cotai 5.00% exercise price $100.00, maturity date 2/2/27 =	23,041,685	$58,691,628
Spirit Airlines 1.00% exercise price $42.88, maturity date 5/15/26	4,857,000	3,936,599
Total Convertible Bonds (cost $26,638,183)		62,628,227

Corporate Bonds — 77.02%
Automotive — 1.13%
Ford Motor 4.75% 1/15/43	9,515,000	7,309,613
Ford Motor Credit 7.35% 3/6/30	4,855,000	4,993,368
Goodyear Tire & Rubber 5.25% 7/15/31	18,975,000	16,410,718
		28,713,699
Basic Industry — 3.37%
Chemours 144A 5.75% 11/15/28 #	18,340,000	16,394,579
CP Atlas Buyer 144A 7.00% 12/1/28 #	5,339,000	3,971,175
First Quantum Minerals 144A 6.875% 10/15/27 #	10,294,000	9,933,212
FMG Resources August 2006
144A 5.875% 4/15/30 #	13,205,000	12,674,016
144A 6.125% 4/15/32 #	5,955,000	5,739,995
Novelis 144A 4.75% 1/30/30 #	24,909,000	22,916,280
Vibrantz Technologies 144A 9.00% 2/15/30 #	18,063,000	13,890,095
		85,519,352
Capital Goods — 3.86%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	8,075,311	6,187,303
Ardagh Metal Packaging Finance USA
144A 3.25% 9/1/28 #	6,896,000	5,942,643
144A 4.00% 9/1/29 #	8,080,000	6,330,316
Bombardier
144A 6.00% 2/15/28 #	7,463,000	7,276,425
144A 7.50% 2/1/29 #	4,440,000	4,539,900
Clydesdale Acquisition Holdings
144A 6.625% 4/15/29 #	3,010,000	2,899,834
144A 8.75% 4/15/30 #	8,380,000	7,625,213
Mauser Packaging Solutions Holding 144A 7.875% 8/15/26 #	18,385,000	18,401,639
Mauser Packaging Solutions Holding 144A 9.25% 4/15/27 #	6,690,000	6,188,250
Sealed Air 144A 5.00% 4/15/29 #	8,655,000	8,143,858
TransDigm 5.50% 11/15/27	23,552,000	22,233,156
Wesco Aircraft Holdings 144A 8.50% 11/15/24 #	27,345,000	2,050,875
		97,819,412
Communications — 8.38%
Altice France
144A 5.125% 7/15/29 #	11,143,000	8,395,693
144A 5.50% 10/15/29 #	5,739,000	4,393,525
Altice France Holding 144A 6.00% 2/15/28 #	33,946,000	21,694,889
Connect Finco 144A 6.75% 10/1/26 #	24,994,000	23,516,855
Consolidated Communications
144A 5.00% 10/1/28 #	6,188,000	4,209,593
144A 6.50% 10/1/28 #	24,641,000	17,921,370
Digicel International Finance 144A 8.75% 5/25/24 #	15,719,000	14,148,719
Frontier Communications Holdings
144A 5.00% 5/1/28 #	2,665,000	2,315,565
144A 5.875% 10/15/27 #	10,030,000	9,127,300
5.875% 11/1/29	5,789,667	4,420,787
144A 6.00% 1/15/30 #	3,564,000	2,714,556
144A 6.75% 5/1/29 #	15,295,000	12,136,124
144A 8.75% 5/15/30 #	4,190,000	4,177,786
Ligado Networks 144A PIK 15.50% 11/1/23 #, >>	42,158,728	12,963,809
Northwest Fiber 144A 4.75% 4/30/27 #	21,305,000	18,222,192
Sable International Finance 144A 5.75% 9/7/27 #	13,610,000	12,692,286
Telesat Canada
144A 5.625% 12/6/26 #	29,713,000	15,360,144
144A 6.50% 10/15/27 #	5,107,000	1,634,240
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #	15,225,000	13,069,216
VZ Secured Financing 144A 5.00% 1/15/32 #	11,580,000	9,459,413
		212,574,062
Consumer Goods — 1.61%
Cerdia Finanz 144A 10.50% 2/15/27 #	12,495,000	11,492,676

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Goods (continued)
MajorDrive Holdings IV 144A 6.375% 6/1/29 #	29,962,000	$22,224,592
Pilgrim's Pride 4.25% 4/15/31	7,458,000	6,585,228
Scotts Miracle-Gro 4.00% 4/1/31	595,000	475,187
		40,777,683
Electric — 2.79%
Calpine
144A 4.625% 2/1/29 #	13,165,000	11,384,942
144A 5.00% 2/1/31 #	1,495,000	1,267,166
144A 5.125% 3/15/28 #	21,855,000	20,039,074
Vistra
144A 7.00% 12/15/26 #, µ, Ψ	27,505,000	24,232,868
144A 8.00% 10/15/26 #, µ, Ψ	14,795,000	13,839,551
		70,763,601
Energy — 13.22%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	16,875,000	14,908,978
144A 7.00% 11/1/26 #	8,882,000	8,594,046
Bellatrix Exploration
8.50% 9/11/23 =	6,693,000	0
12.50% 12/15/23 =	7,293,000	0
Callon Petroleum
144A 7.50% 6/15/30 #	9,930,000	9,343,782
144A 8.00% 8/1/28 #	16,270,000	16,133,332
CNX Midstream Partners 144A 4.75% 4/15/30 #	7,785,000	6,705,220
CNX Resources 144A 6.00% 1/15/29 #	18,345,000	17,174,589
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	7,419,000	7,156,516
144A 6.00% 2/1/29 #	3,421,000	3,261,051
144A 7.375% 2/1/31 #	9,615,000	9,624,278
EQM Midstream Partners 144A 4.75% 1/15/31 #	33,599,000	27,933,873
Genesis Energy
7.75% 2/1/28	14,335,000	13,916,111
8.00% 1/15/27	22,288,000	22,060,885
Hilcorp Energy I
144A 6.00% 4/15/30 #	20,775,000	19,183,633
144A 6.00% 2/1/31 #	1,905,000	1,761,151
144A 6.25% 4/15/32 #	8,530,000	7,899,974
Mesquite Energy 144A 7.25% 2/15/24 #, ‡	3,888,000	34,020
Murphy Oil 6.375% 7/15/28	27,202,000	26,828,465
NuStar Logistics
6.00% 6/1/26	10,678,000	10,480,190
6.375% 10/1/30	10,860,000	10,432,225
Occidental Petroleum
4.20% 3/15/48	955,000	741,591
4.40% 4/15/46	3,873,000	3,075,298
4.40% 8/15/49	7,410,000	5,796,584
4.50% 7/15/44	3,985,000	3,204,558
6.60% 3/15/46	5,880,000	6,188,700
Southwestern Energy
5.375% 2/1/29	2,990,000	2,821,528
5.375% 3/15/30	21,650,000	20,379,578
USA Compression Partners
6.875% 4/1/26	9,395,000	9,140,694
6.875% 9/1/27	17,405,000	16,648,840
Vital Energy 10.125% 1/15/28	15,088,000	14,502,435
Weatherford International 144A 8.625% 4/30/30 #	18,925,000	19,378,443
		335,310,568
Financial Services — 2.51%
AerCap Holdings 5.875% 10/10/79 µ	22,025,000	20,090,106
Air Lease 4.65% 6/15/26 µ, Ψ	14,260,000	11,878,061
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	18,084,000	16,054,176
Highlands Holdings Bond Issuer 144A PIK 7.625% 10/15/25 #, >	7,278,982	6,740,216
Midcap Financial Issuer Trust 144A 6.50% 5/1/28 #	10,541,000	8,976,610
		63,739,169
Healthcare — 7.45%
AthenaHealth Group 144A 6.50% 2/15/30 #	9,500,000	7,711,715
Avantor Funding 144A 3.875% 11/1/29 #	14,785,000	13,246,177
Bausch Health 144A 6.125% 2/1/27 #	12,880,000	8,349,074
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	18,185,000	16,210,654
CHS 144A 4.75% 2/15/31 #	12,020,000	8,886,386

Schedules of investments

Delaware Ivy High Income Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
CHS 144A 5.25% 5/15/30 #	6,560,000	$5,151,896
Consensus Cloud Solutions
144A 6.00% 10/15/26 #	6,252,000	5,437,133
144A 6.50% 10/15/28 #	6,080,000	5,047,610
DaVita
144A 3.75% 2/15/31 #	8,365,000	6,606,008
144A 4.625% 6/1/30 #	5,075,000	4,336,587
Hadrian Merger Sub 144A 8.50% 5/1/26 #	8,941,000	7,344,137
Medline Borrower 144A 3.875% 4/1/29 #	14,286,000	12,409,677
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #	18,383,000	15,627,488
Organon & Co. 144A 5.125% 4/30/31 #	21,025,000	18,682,342
Par Pharmaceutical 144A 7.50% 4/1/27 #, ‡	16,977,000	12,645,388
Tenet Healthcare
4.375% 1/15/30	16,530,000	14,850,552
6.125% 10/1/28	16,925,000	16,236,914
US Renal Care 144A 10.625% 7/15/27 #	38,595,000	10,195,900
		188,975,638
Insurance — 3.72%
Ardonagh Midco 2 144A PIK 11.50% 1/15/27 #, >>>>>	37,892,402	34,671,548
HUB International 144A 5.625% 12/1/29 #	2,920,000	2,547,700
Jones Deslauriers Insurance Management
144A 8.50% 3/15/30 #	17,390,000	18,042,038
144A 10.50% 12/15/30 #	9,340,000	9,419,041
NFP
144A 6.875% 8/15/28 #	27,031,000	23,221,521
144A 7.50% 10/1/30 #	6,740,000	6,519,501
		94,421,349
Leisure — 6.67%
Boyd Gaming 144A 4.75% 6/15/31 #	31,070,000	28,245,737
Caesars Entertainment 144A 8.125% 7/1/27 #	15,379,000	15,700,421
Carnival
144A 5.75% 3/1/27 #	24,678,000	20,270,879
144A 6.00% 5/1/29 #	21,160,000	16,846,534
144A 7.625% 3/1/26 #	8,613,000	7,867,803
Royal Caribbean Cruises 144A 5.375% 7/15/27 #	10,993,000	9,804,382
Royal Caribbean Cruises
144A 5.50% 8/31/26 #	1,750,000	1,639,234
144A 5.50% 4/1/28 #	36,986,000	32,695,624
Scientific Games Holdings 144A 6.625% 3/1/30 #	22,110,000	19,559,258
Scientific Games International 144A 7.25% 11/15/29 #	16,450,000	16,496,718
		169,126,590
Media — 10.19%
Advantage Sales & Marketing 144A 6.50% 11/15/28 #	27,779,000	21,190,516
AMC Networks 4.25% 2/15/29	16,881,000	10,396,923
Arches Buyer 144A 6.125% 12/1/28 #	18,049,000	14,910,730
CCO Holdings
144A 4.50% 8/15/30 #	10,995,000	9,303,254
144A 4.75% 2/1/32 #	13,515,000	11,367,568
144A 6.375% 9/1/29 #	24,785,000	23,691,981
CMG Media 144A 8.875% 12/15/27 #	24,397,000	18,468,285
CSC Holdings
144A 4.625% 12/1/30 #	37,266,000	18,411,267
144A 5.00% 11/15/31 #	11,141,000	5,655,060
144A 5.75% 1/15/30 #	12,893,000	6,801,058
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	16,035,000	12,206,002
Directv Financing 144A 5.875% 8/15/27 #	26,815,000	24,312,088
DISH DBS 144A 5.75% 12/1/28 #	23,485,000	17,569,716
Gray Escrow II 144A 5.375% 11/15/31 #	14,975,000	9,960,397
Gray Television 144A 4.75% 10/15/30 #	17,600,000	11,704,000
Nexstar Media 144A 4.75% 11/1/28 #	15,495,000	13,798,917
Sirius XM Radio 144A 4.125% 7/1/30 #	24,060,000	19,696,238
VTR Comunicaciones 144A 4.375% 4/15/29 #	14,811,000	9,006,888
		258,450,888
Retail — 4.07%
Asbury Automotive Group
4.50% 3/1/28	12,172,650	11,093,788
144A 4.625% 11/15/29 #	366,000	328,068
4.75% 3/1/30	12,623,650	11,313,126

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Retail (continued)
Asbury Automotive Group 144A 5.00% 2/15/32 #	366,000	$321,128
Bath & Body Works 6.875% 11/1/35	15,465,000	13,955,407
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	22,964,000	20,882,906
Michaels
144A 5.25% 5/1/28 #	13,002,000	10,849,779
144A 7.875% 5/1/29 #	10,143,000	7,109,685
Murphy Oil USA 4.75% 9/15/29	3,385,000	3,087,798
PetSmart 144A 7.75% 2/15/29 #	24,727,000	24,298,728
		103,240,413
Services — 3.49%
Adtalem Global Education 144A 5.50% 3/1/28 #	14,497,000	13,770,555
CDW 3.569% 12/1/31	23,215,000	19,988,812
NESCO Holdings II 144A 5.50% 4/15/29 #	7,120,000	6,448,549
Staples
144A 7.50% 4/15/26 #	20,062,000	17,596,380
144A 10.75% 4/15/27 #	8,151,000	5,920,275
White Cap Buyer 144A 6.875% 10/15/28 #	17,234,000	14,965,290
White Cap Parent 144A PIK 8.25% 3/15/26 #, >	10,700,000	9,745,345
		88,435,206
Technology & Electronics — 3.14%
Clarios Global 144A 8.50% 5/15/27 #	12,920,000	12,992,675
CommScope 144A 8.25% 3/1/27 #	4,185,000	3,431,700
CommScope Technologies 144A 6.00% 6/15/25 #	3,906,000	3,682,326
Entegris Escrow 144A 5.95% 6/15/30 #	21,920,000	21,267,661
NCR
144A 5.00% 10/1/28 #	11,115,000	9,781,200
144A 5.125% 4/15/29 #	8,775,000	7,601,331
144A 5.25% 10/1/30 #	3,706,000	3,028,839
144A 6.125% 9/1/29 #	5,323,000	5,255,238
Sensata Technologies 144A 4.00% 4/15/29 #	13,855,000	12,530,116
		79,571,086
Transportation — 1.42%
Air Canada 144A 3.875% 8/15/26 #	14,170,000	12,881,402
American Airlines 144A 5.75% 4/20/29 #	9,964,172	9,568,603
Grupo Aeromexico 144A 8.50% 3/17/27 #	15,550,000	13,694,221
		36,144,226
Total Corporate Bonds (cost $2,253,509,336)		1,953,582,942

Municipal Bonds — 0.55%
GDB Debt Recovery Authority of Puerto Rico (Taxable) 7.50% 8/20/40	16,836,224	13,974,066
Total Municipal Bonds (cost $15,955,596)		13,974,066

Loan Agreements — 12.66%
Advantage Sales & Marketing Tranche B- 1 9.288% (LIBOR03M + 4.50%) 10/28/27 •	6,431,670	5,551,336
Air Canada 8.369% (LIBOR03M + 3.50%) 8/11/28 •	6,566,917	6,552,844
Amynta Agency Borrower 9.99% (SOFR03M + 5.00%) 2/28/28 •	25,485,000	24,577,097
Applied Systems 2nd Lien 11.489% (SOFR03M + 6.75%) 9/17/27 •	19,167,465	19,239,343
Ascent Resources Utica Holdings 2nd Lien 13.815% (LIBOR03M + 9.00%) 11/1/25 •	5,650,000	5,999,594
CNT Holdings I 2nd Lien 11.375% (SOFR03M + 6.75%) 11/6/28 •	9,822,000	9,306,345
CP Atlas Buyer Tranche B 8.407% (SOFR01M + 3.50%) 11/23/27 •	13,060,031	11,648,816
Foresight Energy Operating Tranche A 13.159% (LIBOR03M + 8.00%) 6/30/27 •	7,589,105	7,399,377
Form Technologies Tranche B 9.458% (LIBOR03M + 4.50%) 7/22/25 •	55,026,063	50,348,847
Guardian US Holdco 8.676% (SOFR03M + 3.00%) 1/31/30 •	10,437,000	10,251,096
Heartland Dental 9.807% (SOFR01M + 5.00%) 4/30/25 •	7,175,775	6,852,865

Schedules of investments

Delaware Ivy High Income Fund

		Principal amount°	Value (US $)
Loan Agreements (continued)
Hexion Holdings 2nd Lien 12.297% (SOFR01M + 7.54%) 3/15/30 •		14,490,000	$12,135,375
Hunter Douglas Holding Tranche B-1 8.373% (SOFR03M + 3.50%) 2/26/29 •		7,145,358	6,461,190
INDICOR 9.398% (SOFR03M + 3.50%) 11/22/29 •		23,389,000	23,248,666
Jones DesLauriers Insurance Management 1st Lien
9.27% (CDOR03M + 4.25%) 3/27/28 •	CAD	9,580,973	7,035,972
9.27% (CDOR03M + 4.25%) 3/27/28 •	CAD	2,182,227	1,602,560
MLN US HoldCo 1st Lien 11.54% (SOFR03M + 6.70%) 10/18/27 •		32,191,651	18,510,199
MLN US HoldCo Tranche B 13.704% (SOFR03M + 9.25%) 10/18/27 •		13,596,147	4,690,671
Northwest Fiber Tranche B-24/30/27 X, •		2,573,754	2,499,759
Pre Paid Legal Services 2nd Lien 11.84% (LIBOR01M + 7.00%) 12/14/29 •		9,410,000	8,233,750
SPX Flow 9.407% (SOFR01M + 4.60%) 4/5/29 •		16,451,407	15,772,786
Swf Holdings I 8.753% (LIBOR03M + 4.00%) 10/6/28 •		16,321,436	13,852,819
UKG 2nd Lien 10.032% (LIBOR03M + 5.25%) 5/3/27 •		24,051,000	23,209,215
Vantage Specialty Chemicals 1st Lien 9.597% (SOFR01M + 4.75%) 10/26/26 •		26,932,500	26,001,093
Total Loan Agreements (cost $351,702,529)			320,981,615

		Number of shares
Common Stocks — 3.88%
Basic Industry — 0.76%
BIS Industries Holdings =, †		19,682,813	0
Foresight Energy =, †		1,117,414	19,096,599
Westmoreland Coal =, †		211,917	95,363
			19,191,962
Consumer Goods — 0.00%
ASG Warrant =, †		19,688	0
			0
Energy — 0.44%
KCA Deutag International =, †		123,933	7,482,455
Maritime Finance =, †		1,750,000	3,585,521
Sabine Oil & Gas Holdings =, †		5,385	6,671
			11,074,647
Financial Services — 0.81%
New Cotai =, †		20,316,462	20,699,983
			20,699,983
Leisure — 1.60%
Studio City International Holdings †		3,843,131	25,582,186
Studio City International Holdings ADR †		2,267,875	15,096,336
			40,678,522
Media — 0.00%
Cumulus Media Class A †		115	424
			424
Retail — 0.26%
True Religion Apparel =		395	6,549,308
			6,549,308
Utilities — 0.01%
Larchmont Resources =, †		18,338	213,461
			213,461
Total Common Stocks (cost $316,390,718)			98,408,307

Preferred Stock — 0.08%
True Religion Apparel 0.000% =, ω		410	2,050,430
Total Preferred Stock (cost $6,748,583)			2,050,430

Warrants — 0.01%
California Resources †		40,269	342,287
Total Warrants (cost $3,503,208)			342,287

	Number of shares	Value (US $)
Short-Term Investments — 1.23%
Money Market Mutual Funds — 1.23%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	7,845,640	$7,845,640
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	7,845,641	7,845,641
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	7,845,641	7,845,641
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	7,845,641	7,845,641
Total Short-Term Investments (cost $31,382,563)		31,382,563
Total Value of Securities—97.90% (cost $3,005,830,716)		$2,483,350,437
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $1,592,045,716, which represents 62.77% of the Fund's net assets. See Note 13 in “Notes to financial statements."
>	PIK. 100% of the income received was in the form of cash.
>>	PIK. 100% of the income received was in the form of principal.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2023. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
‡	Non-income producing security. Security is currently in default.
>>>>>	PIK. 52% of the income received was in cash and 48% was in principal.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
X	This loan will settle after March 31, 2023, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
†	Non-income producing security.
ω	Perpetual security with no stated maturity date.

The following foreign currency exchange contracts were outstanding at March 31, 2023:1

Foreign Currency Exchange Contracts

Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation
TD	CAD	(8,205,000)	USD	6,133,394	4/21/23	$60,529

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1 See Note 10 in “Notes to financial statements.”

Schedules of investments

Delaware Ivy High Income Fund

Summary of abbreviations:

ADR – American Depositary Receipt

CDOR03M – 3 Month Canadian Dollar Offered Rate

DAC – Designated Activity Company

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

PIK – Payment-in-kind

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TD – TD Bank

Summary of currencies:

CAD – Canadian Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Core Equity Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks – 97.96%Δ
Australia - 1.81%
Newcrest Mining	1,379,658	$24,627,453
		24,627,453
Austria - 0.90%
Mondi	769,497	12,217,322
		12,217,322
Brazil - 4.88%
Banco do Brasil	3,380,869	26,108,024
MercadoLibre †	30,455	40,141,517
		66,249,541
Canada - 5.31%
Canadian Pacific Railway	337,381	25,979,460
Dollarama	453,301	27,090,730
Suncor Energy	611,740	18,992,683
		72,062,873
China - 9.62%
Budweiser Brewing APAC #	2,134,300	6,495,375
China Mengniu Dairy	5,221,000	21,403,217
H World Group ADR †	759,575	37,203,984
JD.com ADR	174,340	7,651,783
Li Ning	2,109,500	16,588,928
Prosus †	255,103	19,975,602
SITC International Holdings	3,465,000	7,446,839
Tencent Holdings	282,200	13,790,923
		130,556,651
China/Hong Kong - 0.04%
Meituan Class B 144A #, †	28,880	523,947
		523,947
Denmark - 4.83%
Ambu Class B †	1,057,850	15,907,038
AP Moller - Maersk Class A	3,069	5,444,547
AP Moller - Maersk Class B	5,482	9,964,685
Genmab †	90,474	34,199,652
		65,515,922
France - 13.85%
Airbus	229,173	30,610,071
BNP Paribas	342,250	20,438,344
Capgemini	71,900	13,361,575
L'Oreal	18,892	8,441,753
LVMH Moet Hennessy Louis Vuitton	36,059	33,098,865
Thales	197,901	29,259,040
TotalEnergies	409,949	24,172,120
Vinci	248,546	28,493,919
		187,875,687
Germany - 11.16%
Bayer	574,036	36,670,344
Deutsche Telekom	1,444,646	35,007,091
HeidelbergCement	284,771	20,793,184
HelloFresh †	688,975	16,430,205
RWE	636,882	27,404,005
SAP	119,405	15,077,333
		151,382,162
Hong Kong - 1.83%
Prudential	1,813,248	24,826,332
		24,826,332
India - 5.46%
Axis Bank	2,444,699	25,612,542
Bharti Airtel	1,487,857	13,568,519
ICICI Bank	1,364,143	14,577,839
NTPC	9,498,727	20,279,248
		74,038,148
Japan - 12.51%
Asahi Group Holdings	566,500	21,084,018
Inpex	1,473,900	15,597,584
Mitsubishi UFJ Financial Group	2,920,900	18,719,080
Nippon Telegraph & Telephone	429,700	12,840,613
ORIX	1,075,209	17,728,064
Renesas Electronics †	2,175,500	31,503,009
Seven & i Holdings	553,000	24,981,298
Tokio Marine Holdings	1,422,053	27,367,349
		169,821,015
Netherlands - 5.15%
Adyen #, †	4,189	6,674,873
ASML Holding	29,374	20,016,858
ING Groep	1,708,000	20,283,092
Shell	799,783	22,914,649
		69,889,472
Republic of Korea - 3.80%
LG	368,302	23,452,090
Samsung Electronics	568,509	28,113,317
		51,565,407
Spain - 1.35%
Banco Bilbao Vizcaya Argentaria	2,567,514	18,356,085
		18,356,085
Switzerland - 1.53%
Alcon	293,517	20,704,689
		20,704,689
Taiwan - 2.20%
Taiwan Semiconductor Manufacturing	1,702,000	29,826,906
		29,826,906

Schedules of investments

Delaware Ivy International Core Equity Fund

	Number of shares	Value (US $)
Common StocksΔ (continued)
United Kingdom - 7.43%
AstraZeneca	108,324	$15,008,761
AstraZeneca ADR	354,445	24,602,028
Haleon	3,763,229	14,949,192
HSBC Holdings	2,778,983	18,887,370
Reckitt Benckiser Group	360,459	27,422,831
		100,870,182
United States - 4.30%
Schlumberger	420,541	20,648,563
Seagate Technology Holdings	320,557	21,195,229
Stellantis	906,093	16,466,127
		58,309,919
Total Common Stocks (cost $1,179,721,238)		1,329,219,713

Short-Term Investments – 0.57%
Money Market Mutual Funds – 0.57%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	1,916,458	1,916,458
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	1,916,459	1,916,459
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	1,916,459	1,916,459
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	1,916,458	1,916,458
Total Short-Term Investments (cost $7,665,834)		7,665,834
Total Value of Securities–98.53% (cost $1,187,387,072)		$1,336,885,547

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 118 in “Security type / country and sector allocations.”
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $13,694,195, which represents 1.01% of the Fund's net assets. See Note 13 in “Notes to financial statements."

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Value Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks – 97.26%Δ
Denmark - 2.61%
Novo Nordisk Class B	20,995	$3,334,455
		3,334,455
Finland - 0.01%
Nokia	3,500	17,181
		17,181
France - 20.05%
Air Liquide	35,710	5,977,452
Amundi 144A #	250	15,752
Bouygues	400	13,490
Danone	108,940	6,778,641
Euroapi †	9	103
Kering	3,020	1,970,333
Orange	279,020	3,314,807
Publicis Groupe	26,040	2,032,677
Rexel	610	14,503
Sanofi	100	10,848
Schneider Electric	100	16,712
Sodexo	56,140	5,483,229
Technip Energies ADR	1,000	21,170
		25,649,717
Germany - 13.52%
adidas AG	31,650	5,610,675
BASF	310	16,275
Covestro 144A #	200	8,283
Fresenius Medical Care AG & Co.	69,930	2,968,126
Knorr-Bremse	40,880	2,723,056
SAP	47,085	5,945,448
Siemens	130	21,060
		17,292,923
Hong Kong - 0.01%
Galaxy Entertainment Group †	2,000	13,378
		13,378
Japan - 9.46%
Asahi Group Holdings	34,100	1,269,135
Bridgestone	232	9,424
Fukuoka Financial Group	700	13,469
Honda Motor	600	15,871
Iida Group Holdings	900	14,694
Isuzu Motors	600	7,171
Kao	99,500	3,873,066
KDDI	54,800	1,689,910
Komatsu	300	7,447
Lawson	200	8,468
Makita	142,800	3,556,416
Mitsui & Co.	400	12,468
Panasonic Holdings	1,000	8,947
Seven & i Holdings	35,300	1,594,647
Sumitomo Mitsui Financial Group	400	16,007
Suzuki Motor	200	7,283
		12,104,423
Netherlands - 6.63%
Koninklijke Ahold Delhaize	247,980	8,472,269
		8,472,269
Spain - 4.80%
Amadeus IT Group †	91,580	6,143,512
		6,143,512
Sweden - 10.37%
Essity Class B	179,970	5,140,645
H & M Hennes & Mauritz Class B	180,600	2,582,136
Securitas Class B	622,750	5,539,762
		13,262,543
Switzerland - 12.47%
Nestle	57,070	6,958,577
Novartis	200	18,364
Roche Holding	15,630	4,466,157
Swatch Group	13,080	4,504,631
		15,947,729
United Kingdom - 17.33%
Diageo	154,000	6,872,970
Intertek Group	67,540	3,382,722
J Sainsbury	5,790	19,924
John Wood Group †	8,270	20,476
Smith & Nephew	430,520	5,984,462
Tesco	5,630	18,458
Travis Perkins	1,020	12,076
Unilever	112,720	5,841,042
Vodafone Group	8,750	9,652
		22,161,782
Total Common Stocks (cost $127,336,883)		124,399,912

Exchange-Traded Funds – 1.18%
iShares Trust iShares ESG Aware
MSCI EAFE ETF	16,640	1,195,418
Vanguard FTSE Developed
Markets ETF	7,100	320,707
Total Exchange-Traded Funds (cost $1,433,063)		1,516,125

Short-Term Investments – 3.88%
Money Market Mutual Funds – 3.88%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	1,240,753	1,240,753

Schedules of investments

Delaware Ivy International Value Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	1,240,753	$1,240,753
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	1,240,753	1,240,753
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	1,240,753	1,240,753
Total Short-Term Investments (cost $4,963,012)		4,963,012
Total Value of Securities—102.32% (cost $133,732,958)		$130,879,049

Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 119 in “Security type / country and sector allocations.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $24,035, which represents 0.02% of the Fund's net assets. See Note 13 in “Notes to financial statements."
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

AG – Aktiengesellschaft

EAFE – Europe, Australasia, and Far East

ESG – Environmental, Social, and Governance

ETF – Exchange-Traded Fund

FTSE – Financial Times Stock Exchange

MSCI – Morgan Stanley Capital International

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Large Cap Growth Fund	March 31, 2023
	Number of
	shares	Value (US $)
Common Stocks — 99.18%t
Communication Services — 8.51%
Alphabet Class A †	2,474,490	$256,678,848
Alphabet Class C †	416,721	43,338,984
Electronic Arts	1,125,192	135,529,376
		435,547,208
Consumer Discretionary — 13.15%
Amazon.com †	2,534,120	261,749,255
Booking Holdings †	27,027	71,686,685
Ferrari	458,352	124,185,891
Home Depot	122,021	36,010,838
LVMH Moet Hennessy Louis Vuitton ADR	492,913	90,562,905
NIKE Class B	721,612	88,498,496
		672,694,070
Consumer Staples — 3.13%
Coca-Cola	2,422,921	150,293,789
Estee Lauder Class A	39,247	9,672,816
		159,966,605
Financials — 4.71%
Intercontinental Exchange	1,176,912	122,740,152
S&P Global	342,867	118,210,256
		240,950,408
Healthcare — 11.47%
Cooper	276,169	103,110,458
Danaher	470,988	118,707,816
Intuitive Surgical †	264,433	67,554,698
UnitedHealth Group	442,334	209,042,625
Veeva Systems Class A †	201,079	36,956,309
Zoetis	309,302	51,480,225
		586,852,131
Industrials — 8.99%
CoStar Group †	2,460,463	169,402,877
Equifax	428,117	86,839,252
JB Hunt Transport Services	493,286	86,551,962
TransUnion	725,197	45,063,742
Union Pacific	154,306	31,055,626
Verisk Analytics	215,005	41,250,859
		460,164,318
Information Technology — 49.22%
Adobe †	236,048	90,965,818
Apple	2,568,998	423,627,770
Autodesk †	297,150	61,854,744
Broadridge Financial Solutions	616,798	90,404,083
Intuit	270,325	120,518,995
Microsoft	2,343,841	675,729,360
Motorola Solutions	776,709	222,239,746
NVIDIA	757,613	210,442,163
Salesforce †	407,197	81,349,816
VeriSign †	1,071,024	226,339,502
Visa Class A	1,395,608	314,653,780
		2,518,125,777
Total Common Stocks (cost $2,509,132,708)		5,074,300,517
Total Value of Securities—99.18% (cost $2,509,132,708)		$5,074,300,517
♦	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

S&P – Standard & Poor’s Financial Services LLC

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Limited-Term Bond Fund	March 31, 2023
	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.41%
GNMA
Series 2012-39 PA 2.00% 3/16/42	1,648,605	$1,520,109
Series 2015-151 KC 3.50% 4/20/34	775,991	755,867
Total Agency Collateralized Mortgage Obligations (cost $2,446,469)		2,275,976

Agency Commercial Mortgage-Backed Securities — 8.47%
FREMF Mortgage Trust
Series 2013-K30 C 144A
3.775% 6/25/45 #, •	1,000,000	994,114
Series 2013-K31 C 144A
3.63% 7/25/46 #, •	3,000,000	2,984,765
Series 2013-K33 B 144A
3.496% 8/25/46 #, •	3,000,000	2,970,544
Series 2013-K33 C 144A
3.496% 8/25/46 #, •	3,750,000	3,709,733
Series 2015-K47 B 144A
3.587% 6/25/48 #, •	2,500,000	2,414,887
Series 2015-KF12 B 144A
11.769% (LIBOR01M + 7.10%, Floor 7.10%) 9/25/22 #, •	2,361,500	2,357,272
Series 2016-K723 C 144A
3.566% 11/25/23 #, •	4,899,000	4,815,100
Series 2017-K724 C 144A
3.498% 12/25/49 #, •	1,500,000	1,469,441
Series 2017-K728 C 144A
3.651% 11/25/50 #, •	910,000	879,184
Series 2017-KF33 B 144A
7.219% (LIBOR01M + 2.55%, Floor 2.55%) 6/25/27 #, •	968,036	950,443
Series 2017-KF39 B 144A
7.169% (LIBOR01M + 2.50%, Floor 2.50%) 11/25/24 #, •	1,852,558	1,825,889
Series 2017-KF40 B 144A
7.369% (LIBOR01M + 2.70%, Floor 2.70%) 11/25/27 #, •	1,447,006	1,402,626
Series 2018-K732 B 144A
4.053% 5/25/25 #, •	985,000	953,963
Series 2018-KF46 B 144A
6.619% (LIBOR01M + 1.95%, Floor 1.95%) 3/25/28 #, •	1,423,361	1,314,418
Series 2018-KF47 B 144A
6.669% (LIBOR01M + 2.00%, Floor 2.00%) 5/25/25 #, •	989,299	969,630
Series 2018-KF48 B 144A
6.719% (LIBOR01M + 2.05%, Floor 2.05%) 6/25/28 #, •	798,325	752,416
Series 2018-KF49 B 144A
6.569% (LIBOR01M + 1.90%, Floor 1.90%) 6/25/25 #, •	838,402	804,332
Series 2018-KF51 B 144A
6.519% (LIBOR01M + 1.85%, Floor 1.85%) 8/25/25 #, •	2,421,495	2,364,394
Series 2019-KF60 B 144A
7.019% (LIBOR01M + 2.35%, Floor 2.35%) 2/25/26 #, •	3,048,284	2,966,878
Series 2019-KF61 B 144A
6.869% (LIBOR01M + 2.20%, Floor 2.20%) 4/25/29 #, •	967,931	914,718
Series 2019-KF68 B 144A
6.869% (LIBOR01M + 2.20%, Floor 2.20%) 7/25/26 #, •	2,145,934	2,008,531
Series 2019-KF69 B 144A
6.969% (LIBOR01M + 2.30%, Floor 2.30%) 8/25/29 #, •	1,480,894	1,393,848
Series 2019-KF70 B 144A
6.969% (LIBOR01M + 2.30%, Floor 2.30%) 9/25/29 #, •	1,126,244	1,090,121
Series 2019-KF73 B 144A
7.119% (LIBOR01M + 2.45%, Floor 2.45%) 11/25/29 #, •	2,660,520	2,574,006
Series 2020-KF74 B 144A
6.819% (LIBOR01M + 2.15%, Floor 2.15%) 1/25/27 #, •	1,117,136	1,090,041
Series 2020-KF75 B 144A
6.919% (LIBOR01M + 2.25%, Floor 2.25%) 12/25/29 #, •	1,302,582	1,219,077
Total Agency Commercial Mortgage-Backed Securities (cost $48,883,740)		47,190,371

Agency Obligation — 0.52%
Federal Home Loan Mortgage
5.82% 3/20/25	2,895,000	2,902,324
Total Agency Obligation (cost $2,895,000)		2,902,324

Collateralized Debt Obligations — 11.12%
Benefit Street Partners CLO XX
Series 2020-20A AR 144A
5.962% (LIBOR03M + 1.17%, Floor 1.17%) 7/15/34 #, •	5,000,000	4,891,620
BlueMountain CLO XXX
Series 2020-30A AR 144A
6.028% (TSFR03M + 1.37%, Floor 1.37%) 4/15/35 #, •	3,000,000	2,922,630
Canyon CLO
Series 2020-1A AR 144A
5.972% (LIBOR03M + 1.18%, Floor 1.18%) 7/15/34 #, •	4,600,000	4,503,731

	Principal
	amount°	Value (US $)
Collateralized Debt Obligations (continued)
CIFC Funding
Series 2022-2A A1 144A
5.953% (TSFR03M + 1.32%, Floor 1.32%) 4/19/35 #, •	5,000,000	$4,884,200
Dryden 77 CLO
Series 2020-77A AR 144A
6.035% (LIBOR03M + 1.12%, Floor 1.12%) 5/20/34 #, •	2,600,000	2,539,410
Galaxy XXI CLO
Series 2015-21A AR 144A
5.828% (LIBOR03M + 1.02%) 4/20/31 #, •	4,900,000	4,811,530
Golub Capital Partners CLO 50B-R
Series 2020-50A A1R 144A
6.009% (TSFR03M + 1.37%, Floor 1.37%) 4/20/35 #, •	5,000,000	4,847,795
KKR CLO 41
Series 2022-41A A1 144A
5.962% (TSFR03M + 1.33%, Floor 1.33%) 4/15/35 #, •	5,000,000	4,840,075
Neuberger Berman CLO XX
Series 2015-20A ARR 144A
5.952% (LIBOR03M + 1.16%, Floor 1.16%) 7/15/34 #, •	2,000,000	1,950,582
Octagon Investment Partners 48
Series 2020-3A AR 144A
5.958% (LIBOR03M + 1.15%, Floor 1.15%) 10/20/34 #, •	5,000,000	4,892,335
PPM CLO 3
Series 2019-3A AR 144A
5.882% (LIBOR03M + 1.09%, Floor 1.09%) 4/17/34 #, •	3,750,000	3,632,108
Regatta XIX Funding
Series 2022-1A A1 144A
5.959% (TSFR03M + 1.32%, Floor 1.32%) 4/20/35 #, •	5,000,000	4,857,850
Sound Point CLO XXV
Series 2019-4A A1R 144A
5.939% (TSFR03M + 1.28%, Floor 1.28%) 4/25/33 #, •	5,000,000	4,898,050
Voya CLO
Series 2020-3A AR 144A
5.958% (LIBOR03M + 1.15%, Floor 1.15%) 10/20/34 #, •	3,000,000	2,944,617
Wind River CLO
Series 2021-3A A 144A 5.958%
(LIBOR03M + 1.15%, Floor 1.15%) 7/20/33 #, •	4,700,000	4,552,979
Total Collateralized Debt Obligations (cost $63,271,015)		61,969,512

Corporate Bonds — 56.79%
Banking — 14.52%
Bank of America
0.523% 6/14/24 µ	2,175,000	2,153,295
4.125% 1/22/24	3,000,000	2,977,111
4.20% 8/26/24	3,675,000	3,612,851
Bank of New York Mellon 5.802% 10/25/28 µ	1,264,000	1,317,964
Barclays 7.385% 11/2/28 µ	305,000	323,557
Citigroup
5.50% 9/13/25	1,900,000	1,898,433
5.61% 9/29/26 µ	385,000	388,132
Citizens Bank
4.119% 5/23/25 µ	3,925,000	3,707,320
6.064% 10/24/25 µ	1,185,000	1,115,866
Credit Agricole 144A 5.301% 7/12/28 #	480,000	486,983
Credit Suisse 7.95% 1/9/25	350,000	356,216
Deutsche Bank 6.72% 1/18/29 µ	514,000	510,822
Fifth Third Bank 5.852% 10/27/25 µ	1,935,000	1,908,635
Goldman Sachs Group
3.85% 7/8/24	3,190,000	3,127,901
4.25% 10/21/25	3,234,000	3,140,824
5.599% 12/9/26 •	3,700,000	3,604,555
Huntington National Bank
4.008% 5/16/25 µ	2,230,000	2,136,700
5.65% 1/10/30	460,000	441,165
JPMorgan Chase & Co.
0.653% 9/16/24 µ	3,000,000	2,933,401
3.875% 9/10/24	2,542,000	2,499,817
4.08% 4/26/26 µ	6,515,000	6,400,134
KeyBank
4.15% 8/8/25	1,880,000	1,779,157
5.85% 11/15/27	285,000	280,487
KeyCorp 3.878% 5/23/25 µ	1,910,000	1,842,045
Morgan Stanley
6.053% (LIBOR03M + 0.79%)
5/31/23 •	1,700,000	1,701,335
6.138% 10/16/26 µ	6,170,000	6,291,957
6.296% 10/18/28 µ	987,000	1,038,730
PNC Financial Services Group 5.671% 10/28/25 µ	700,000	700,869
Popular 7.25% 3/13/28	395,000	391,145
SBA Tower Trust
144A 1.884% 7/15/50 #	3,222,000	2,910,841
144A 2.836% 1/15/50 #	5,840,000	5,532,083
State Street
5.751% 11/4/26 µ	155,000	158,086
5.82% 11/4/28 µ	105,000	109,614
Toronto-Dominion Bank 4.108% 6/8/27	5,795,000	5,616,238

Schedules of investments

Delaware Ivy Limited-Term Bond Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
US Bancorp
4.653% 2/1/29 µ	349,000	$341,406
5.727% 10/21/26 µ	490,000	492,578
Wells Fargo & Co. 3.908% 4/25/26 µ	6,870,000	6,673,192
		80,901,445
Basic Industry — 1.29%
Celanese US Holdings
6.05% 3/15/25	330,000	332,124
6.165% 7/15/27	1,185,000	1,193,442
Graphic Packaging International 144A 0.821% 4/15/24 #	3,650,000	3,479,063
Nutrien
4.90% 3/27/28	210,000	210,096
5.95% 11/7/25	1,920,000	1,975,727
		7,190,452
Capital Goods — 4.74%
General Electric 5.012% 1/1/24	1,059,067	1,057,895
Huntington Ingalls Industries 0.67% 8/16/23	5,000,000	4,917,385
Lennox International 1.35% 8/1/25	3,925,000	3,598,305
Martin Marietta Materials 0.65% 7/15/23	1,800,000	1,774,070
Mauser Packaging Solutions Holding 144A 7.875% 8/15/26 #	2,820,000	2,822,552
Parker-Hannifin
3.65% 6/15/24	3,315,000	3,266,215
4.25% 9/15/27	2,440,000	2,395,914
Republic Services 0.875% 11/15/25	2,200,000	1,986,482
Waste Management 0.75% 11/15/25	5,045,000	4,592,039
		26,410,857
Communications — 7.04%
AT&T
1.70% 3/25/26	3,650,000	3,359,720
2.95% 7/15/26	3,750,000	3,537,015
Charter Communications Operating 4.908% 7/23/25	4,015,000	3,976,551
Crown Castle 3.15% 7/15/23	1,195,000	1,187,719
Crown Castle Towers 144A 3.663% 5/15/45 #	2,050,000	1,969,426
Netflix 5.875% 2/15/25	3,750,000	3,828,694
SBA Tower Trust 144A 3.869% 10/15/49 #, •	6,500,000	6,312,311
Sprint 7.875% 9/15/23	5,130,000	5,172,548
T-Mobile USA 3.75% 4/15/27	3,500,000	3,366,688
Verizon Communications 1.45% 3/20/26	2,200,000	2,025,137
Warnermedia Holdings
144A 3.638% 3/15/25 #	3,890,000	3,760,119
6.412% 3/15/26	730,000	733,907
		39,229,835
Consumer Cyclical — 3.81%
Aptiv 2.396% 2/18/25	2,805,000	2,673,465
Ford Motor Credit
2.30% 2/10/25	235,000	218,132
2.70% 8/10/26	1,700,000	1,515,125
3.375% 11/13/25	3,095,000	2,905,013
Hyundai Capital America 144A 1.25% 9/18/23 #	2,200,000	2,154,766
MGM Resorts International 5.75% 6/15/25	4,825,000	4,817,894
Nordstrom 2.30% 4/8/24	730,000	698,113
VICI Properties 4.95% 2/15/30	1,310,000	1,230,584
Volkswagen Group of America Finance 144A 0.875% 11/22/23 #	5,150,000	5,009,398
		21,222,490
Consumer Non-Cyclical — 5.28%
Amgen 5.15% 3/2/28	280,000	286,035
Astrazeneca Finance 4.875% 3/3/28	665,000	684,553
Becton Dickinson 3.734% 12/15/24	998,000	976,243
Cigna Group 5.685% 3/15/26	1,155,000	1,162,532
Darling Ingredients 144A 5.25% 4/15/27 #	4,355,000	4,250,110
Eli Lilly & Co. 5.00% 2/27/26	510,000	514,739
GE HealthCare Technologies
144A 5.60% 11/15/25 #	400,000	405,062
144A 5.65% 11/15/27 #	400,000	413,677
Keurig Dr Pepper 0.75% 3/15/24	1,820,000	1,743,640
McCormick & Co.
0.90% 2/15/26	2,975,000	2,667,280
3.50% 9/1/23	1,320,000	1,307,659
Medtronic Global Holdings SCA 4.25% 3/30/28	1,020,000	1,018,751
Novartis Capital 3.00% 11/20/25	3,750,000	3,633,877
Royalty Pharma
0.75% 9/2/23	5,200,000	5,071,153
1.20% 9/2/25	3,940,000	3,574,262
Tenet Healthcare 4.875% 1/1/26	1,475,000	1,447,646
Zoetis 5.40% 11/14/25	230,000	234,005
		29,391,224
Electric — 3.22%
Duke Energy Carolinas 3.95% 11/15/28	2,545,000	2,498,251

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Edison International 3.55% 11/15/24	3,700,000	$3,597,115
Enel Finance International 144A 4.25% 6/15/25 #	680,000	666,398
Metropolitan Edison 144A 5.20% 4/1/28 #	1,045,000	1,056,324
MidAmerican Energy 3.70% 9/15/23	3,000,000	2,975,718
National Rural Utilities Cooperative Finance
1.875% 2/7/25	3,685,000	3,496,899
4.45% 3/13/26	1,080,000	1,078,845
4.80% 3/15/28	830,000	838,672
NextEra Energy Capital Holdings 6.051% 3/1/25	760,000	773,544
Vistra Operations 144A 5.125% 5/13/25 #	985,000	961,070
		17,942,836
Energy — 4.84%
ConocoPhillips 2.40% 3/7/25	2,855,000	2,742,063
Eastern Energy Gas Holdings 3.55% 11/1/23	3,765,000	3,727,700
Enbridge 2.50% 2/14/25	2,200,000	2,107,950
Energy Transfer
4.25% 4/1/24	3,200,000	3,159,955
5.55% 2/15/28	2,700,000	2,744,361
Galaxy Pipeline Assets Bidco 144A 1.75% 9/30/27 #	3,410,358	3,179,932
Harvest Operations 144A 1.00% 4/26/24 #	3,600,000	3,452,730
Occidental Petroleum 5.875% 9/1/25	4,560,000	4,599,861
Targa Resources Partners 5.00% 1/15/28	1,275,000	1,234,034
		26,948,586
Finance Companies — 1.42%
AerCap Ireland Capital DAC 1.65% 10/29/24	2,795,000	2,616,416
Air Lease 5.85% 12/15/27	380,000	382,339
Aviation Capital Group 144A 4.375% 1/30/24 #	3,000,000	2,918,108
USAA Capital 144A 1.50% 5/1/23 #	2,000,000	1,994,380
		7,911,243
Insurance — 4.94%
Athene Global Funding
144A 0.914% 8/19/24 #	2,150,000	2,005,036
144A 0.95% 1/8/24 #	3,000,000	2,872,577
Humana 5.75% 3/1/28	285,000	296,204
MassMutual Global Funding II 144A 0.60% 4/12/24 #	5,100,000	4,872,813
Met Tower Global Funding 144A 3.70% 6/13/25 #	2,100,000	2,048,835
Metropolitan Life Global Funding I 144A 0.90% 6/8/23 #	3,750,000	3,717,277
New York Life Global Funding 144A 0.85% 1/15/26 #	5,000,000	4,509,206
Principal Life Global Funding II 144A 0.75% 4/12/24 #	2,200,000	2,103,752
Protective Life Global Funding 144A 0.631% 10/13/23 #	2,250,000	2,193,321
UnitedHealth Group 4.25% 1/15/29	2,900,000	2,880,235
		27,499,256
Natural Gas — 0.54%
Sempra Energy 3.30% 4/1/25	3,110,000	3,011,915
		3,011,915
Technology — 4.56%
Baidu 1.72% 4/9/26	1,050,000	949,878
Micron Technology 6.75% 11/1/29	149,000	158,361
Oracle 5.80% 11/10/25	1,355,000	1,389,453
PayPal Holdings 1.65% 6/1/25	7,907,000	7,425,884
Roper Technologies 1.00% 9/15/25	3,600,000	3,293,821
S&P Global 2.45% 3/1/27	2,005,000	1,881,650
Seagate HDD Cayman 4.75% 6/1/23	1,950,000	1,942,804
Sensata Technologies
144A 5.00% 10/1/25 #	3,720,000	3,696,564
144A 5.625% 11/1/24 #	950,000	948,099
Thomson Reuters 4.30% 11/23/23	3,630,000	3,600,346
Workday 3.50% 4/1/27	130,000	124,467
		25,411,327
Transportation — 0.59%
American Airlines 144A 5.50% 4/20/26 #	328,283	323,471
Penske Truck Leasing 144A 4.40% 7/1/27 #	3,055,000	2,933,345
		3,256,816
Total Corporate Bonds (cost $329,015,257)		316,328,282

Non-Agency Asset-Backed Securities — 7.80%
BMW Vehicle Lease Trust
Series 2022-1 A3 1.10% 3/25/25	4,770,000	4,650,908

Schedules of investments

Delaware Ivy Limited-Term Bond Fund

	Principal
	amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Discover Card Execution Note Trust
Series 2022-A4 A 5.03% 10/15/27	5,750,000	$5,824,388
Enterprise Fleet Financing
Series 2022-2 A2 144A 4.65% 5/21/29 #	1,850,233	1,830,983
Ford Credit Auto Owner Trust
Series 2022-A B 1.91% 7/15/27	3,550,000	3,294,149
Ford Credit Floorplan Master Owner Trust A
Series 2020-2 A 1.06% 9/15/27	7,600,000	6,937,211
GM Financial Automobile Leasing Trust
Series 2022-1 B 2.23% 2/20/26	4,150,000	3,971,653
Hyundai Auto Lease Securitization Trust
Series 2023-A A3 144A 5.05% 1/15/26 #	2,500,000	2,502,500
Toyota Lease Owner Trust
Series 2021-B A3 144A 0.42% 10/21/24 #	4,698,780	4,612,670
Verizon Master Trust
Series 2022-2 A 1.53% 7/20/28	3,000,000	2,830,162
Series 2022-2 B 1.83% 7/20/28	3,550,000	3,345,426
Volkswagen Auto Lease Trust
Series 2022-A A3 3.44% 7/21/25	3,750,000	3,675,650
Total Non-Agency Asset-Backed Securities (cost $44,391,780)		43,475,700

Supranational Bank — 0.27%
Corp Andina de Fomento 2.375% 5/12/23	1,500,000	1,495,156
Total Supranational Bank (cost $1,499,869)		1,495,156

US Treasury Obligations — 13.58%
US Treasury Notes
3.625% 3/31/30	145,000	145,702
3.875% 1/15/26	49,265,000	49,286,169
4.00% 2/15/26	21,415,000	21,506,181
4.25% 10/15/25	4,645,000	4,681,834
Total US Treasury Obligations (cost $75,118,413)		75,619,886

Short-Term Investments — 0.57%
Money Market Mutual Funds — 0.57%
BlackRock Liquidity FedFund –
Institutional Shares (seven-day effective yield 4.72%)	799,606	$799,606
Fidelity Investments Money
Market Government Portfolio – Class I (seven-day effective yield 4.72%)	799,606	799,606
Goldman Sachs Financial Square
Government Fund – Institutional Shares (seven-day effective yield 4.84%)	799,606	799,606
Morgan Stanley Institutional
Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	799,607	799,607
Total Short-Term Investments
(cost $3,198,425)		3,198,425
Total Value of Securities—99.53%
(cost $570,719,968)		$554,455,632
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $204,065,665, which represents 36.63% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2023. Rate will reset at a future date.

The following futures contracts were outstanding at March 31, 2023:1

Futures Contracts

Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
337	US Treasury 2 yr Notes	$69,574,702	$68,811,574	6/30/23	$763,128	$—	$47,391
(24)	US Treasury 5 yr Notes	(2,628,187)	(2,573,943)	6/30/23	—	(54,244)	—
Total Futures Contracts			$66,237,631		$763,128	$(54,244)	$47,391
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

CLO – Collateralized Loan Obligation

DAC – Designated Activity Company

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

S&P – Standard & Poor’s Financial Services LLC

TSFR03M – 3 Month Term Secured Overnight Financing Rate

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Managed International Opportunities Fund	March 31, 2023

	Number of
	shares	Value (US $)
Affiliated Mutual Funds — 99.60%
Global / International Equity Funds — 99.60%
Delaware Ivy International Core Equity Fund Class R6 <<	2,022,718	$38,532,783
Delaware Ivy International Small Cap Fund Class R6 <<	417,339	3,785,266
Delaware Ivy International Value Fund Class R6 <<	1,045,373	16,182,372
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6 <<	1,066,643	19,434,227
Total Affiliated Mutual Funds (cost $64,304,504)		77,934,648

Short-Term Investments — 0.49%
Money Market Mutual Funds — 0.49%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	96,986	96,986
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	96,986	96,986
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	96,986	96,986
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	96,986	96,986
Total Short-Term Investments (cost $387,944)		387,944
Total Value of Securities—100.09% (cost $64,692,448)		$78,322,592

<< Affiliated company. See Note 2 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Growth Fund	March 31, 2023
	Number of
	shares	Value (US $)
Common Stocks — 97.51%t
Communication Services — 6.79%
Pinterest Class A †	5,882,114	$160,405,249
Shutterstock	1,004,097	72,897,442
Trade Desk Class A †	1,831,708	111,569,334
ZoomInfo Technologies †	2,197,913	54,310,430
		399,182,455
Consumer Discretionary — 13.99%
BorgWarner	3,017,625	148,195,564
Floor & Decor Holdings Class A †	946,280	92,943,622
Foot Locker	1,634,237	64,862,866
Levi Strauss & Co. Class A	3,799,049	69,256,663
Lululemon Athletica †	247,618	90,179,999
National Vision Holdings †	2,012,320	37,912,109
On Holding Class A †	2,985,758	92,648,071
Petco Health & Wellness †	3,662,026	32,958,234
Pool	301,569	103,269,288
Vail Resorts	384,492	89,848,091
		822,074,507
Consumer Staples — 1.25%
Brown-Forman Class B	1,148,440	73,810,239
		73,810,239
Financials — 4.97%
Kinsale Capital Group	207,339	62,232,801
MarketAxess Holdings	587,074	229,716,185
		291,948,986
Healthcare — 18.29%
Agilent Technologies	575,948	79,676,646
Bio-Techne	1,130,016	83,835,887
Cooper	82,475	30,792,866
Dexcom ~, †	1,743,061	202,508,827
Edwards Lifesciences †	928,181	76,788,414
Envista Holdings †	2,636,711	107,788,746
Genmab ADR †	2,297,882	86,768,025
Intuitive Surgical †	404,144	103,246,668
Repligen †	648,342	109,154,859
Seagen †	542,062	109,751,293
West Pharmaceutical Services	245,411	85,027,549
		1,075,339,780
Industrials — 17.43%
A O Smith	1,276,004	88,235,677
Clarivate †	4,499,259	42,248,042
Copart †	1,011,018	76,038,664
CoStar Group ~, †	3,225,114	222,049,099
Fastenal ~	1,674,307	90,312,120
Generac Holdings †	637,235	68,827,752
HEICO Class A	968,430	131,609,637
Howmet Aerospace	976,088	41,356,848
IDEX	344,081	79,493,033
Lincoln Electric Holdings	374,507	63,329,134
Trex †	1,859,071	90,480,986
WillScot Mobile Mini Holdings †	647,580	30,358,550
		1,024,339,542
Information Technology — 33.75%
Arista Networks †	764,947	128,404,003
Coherent †	2,290,558	87,224,449
Crowdstrike Holdings Class A †	680,165	93,359,448
DocuSign †	1,480,689	86,324,169
DoubleVerify Holdings †	647,881	19,533,612
EngageSmart †	1,449,717	27,907,052
HubSpot †	144,402	61,912,358
Keysight Technologies †	654,344	105,663,469
Littelfuse	271,434	72,768,741
Marvell Technology	2,610,063	113,015,728
Microchip Technology	1,735,924	145,435,713
Monolithic Power Systems	375,926	188,166,000
Novanta †	489,253	77,835,260
Paycom Software †	366,027	111,275,868
Teradyne	1,296,162	139,350,377
Trimble †	1,667,935	87,433,153
Tyler Technologies †	328,886	116,636,131
Universal Display	676,250	104,906,662
Workday Class A †	375,748	77,606,992
Workiva †	812,396	83,197,474
Zebra Technologies Class A †	174,437	55,470,966
		1,983,427,625
Materials — 1.04%
Martin Marietta Materials	171,670	60,953,150
		60,953,150
Total Common Stocks (cost $4,423,486,355)		5,731,076,284

Short-Term Investments — 2.70%
Money Market Mutual Funds — 2.70%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	39,660,643	39,660,643
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	39,660,643	39,660,643
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	39,660,643	39,660,643

Schedules of investments

Delaware Ivy Mid Cap Growth Fund

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	39,660,642	$39,660,642
Total Short-Term Investments (cost $158,642,571)		158,642,571
Total Value of Securities—100.21% (cost $4,582,128,926)		$5,889,718,855
t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
~	All or portion of the security has been pledged as collateral with outstanding options written.

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Income Opportunities Fund	March 31, 2023

	Number of
	shares	Value (US $)
Common Stocks — 99.09%
Consumer Discretionary — 22.67%
Darden Restaurants	231,467	$35,914,420
Foot Locker	895,472	35,541,284
Garmin	363,646	36,699,154
Polaris	331,399	36,662,671
Service Corp. International	532,673	36,637,249
Tractor Supply	155,359	36,515,579
Travel + Leisure	949,376	37,215,539
Vail Resorts	159,491	37,269,857
		292,455,753
Consumer Staples — 8.44%
Clorox	230,231	36,431,753
McCormick & Co.	440,899	36,687,206
Sysco	462,605	35,726,984
		108,845,943
Financials — 16.89%
Ares Management Class A	439,816	36,698,247
Arthur J. Gallagher & Co.	189,423	36,238,514
Columbia Banking System	1,704,809	36,517,009
Discover Financial Services	366,513	36,226,145
First American Financial	664,088	36,963,138
Glacier Bancorp	837,254	35,173,041
		217,816,094
Healthcare — 2.85%
Encompass Health	680,498	36,814,942
		36,814,942
Industrials — 19.69%
Fastenal	675,873	36,456,590
L3Harris Technologies	183,934	36,095,208
nVent Electric	849,976	36,497,969
Paychex	308,549	35,356,630
Snap-on	148,214	36,592,554
Stanley Black & Decker	459,517	37,027,880
Watsco	113,080	35,977,533
		254,004,364
Information Technology — 14.31%
Broadridge Financial Solutions	250,392	36,699,955
Microchip Technology	442,698	37,089,238
NetApp	576,970	36,839,535
Seagate Technology Holdings	561,232	37,108,660
TE Connectivity	281,101	36,866,396
		184,603,784
Materials — 14.24%
Avery Dennison	206,727	36,989,662
Packaging Corp. of America	261,952	36,366,796
PPG Industries	279,172	37,291,796
RPM International	417,553	36,427,324
Sonoco Products	599,481	36,568,341
		183,643,919
Total Common Stocks (cost $1,016,505,870)		1,278,184,799

Short-Term Investments — 0.11%
Money Market Mutual Funds — 0.11%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 4.72%)	355,965	355,965
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	355,964	355,964
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	355,965	355,965
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	355,965	355,965
Total Short-Term Investments (cost $1,423,859)		1,423,859
Total Value of Securities—99.20% (cost $1,017,929,729)		$1,279,608,658

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Ivy Municipal Bond Fund	March 31, 2023

	Principal
	amount°	Value (US $)
Municipal Bonds — 98.74%
Education Revenue Bonds — 6.00%
Arizona Industrial Development Authority Revenue
(Leman Academy of Excellence of Projects)
Series A 4.50% 7/1/54	1,320,000	$1,185,043
California Educational Facilities Authority
(Stanford University)
Series U-7 5.00% 6/1/46	6,500,000	7,751,575
Series V-1 5.00% 5/1/49	3,100,000	3,671,950
Chicago, Illinois Board of Education
ICE 5.75% 4/1/48 (BAM)	4,075,000	4,540,284
Clifton Higher Education Finance Revenue
Series A 4.25% 12/1/34	3,000,000	3,006,270
Utah Charter School Finance Authority
(Syracuse Arts Academy Project)
5.00% 4/15/37	1,000,000	1,030,440
		21,185,562
Electric Revenue Bonds — 6.60%
Illinois Municipal Electric Agency
Series A 5.00% 2/1/32	3,695,000	3,855,104
Missouri Joint Municipal Electric Utility Commission
Series A 5.00% 12/1/36	5,650,000	5,817,297
Series A 5.00% 12/1/37	1,000,000	1,028,350
Modesto Irrigation District
Series A 5.00% 10/1/36	4,270,000	4,498,957
Puerto Rico Electric Power Authority Revenue
Series AAA 5.25% 7/1/25 ‡	225,000	160,875
Series WW 5.00% 7/1/28 ‡	510,000	363,375
Series XX 4.75% 7/1/26 ‡	185,000	131,812
Series ZZ 4.75% 7/1/27 ‡	145,000	103,313
Series ZZ 5.25% 7/1/24 ‡	315,000	225,225
Salt River, Arizona Project Agricultural Improvement & Power District Electric System Revenue
Series A 5.00% 1/1/50	5,000,000	5,593,550
Utility Debt Securitization Authority
Series TE 5.00% 12/15/31	1,500,000	1,524,855
		23,302,713
Healthcare Revenue Bonds — 15.36%
Arizona Industrial Development Authority Hospital Revenue
(Phoenix Children’s Hospital)
Series A 4.00% 2/1/50	4,000,000	3,768,920
Brookhaven Development Authority
Series A 4.00% 7/1/44	1,000,000	997,920
Colorado Health Facilities Authority Revenue
(AdventHealth Obligated Group)
Series A 3.00% 11/15/51	1,500,000	1,133,820
Series A 4.00% 11/15/50	2,500,000	2,334,375
Series A-2 4.00% 8/1/49	1,015,000	906,872
Hamilton County Ohio Hospital Facilities Revenue
(Cincinnati Children’s Hospital Project)
Series CC 5.00% 11/15/49	6,460,000	7,150,639
Hawaii Department of Budget & Finance Special Purpose Revenue
Series A 5.00% 7/1/35	500,000	520,170
Hillsborough County Industrial Development Authority Revenue
Series A 3.50% 8/1/55	5,000,000	3,941,500
Illinois Finance Authority
(NorthShore - Edward- Elmhurst Health Credit Group)
Series A 5.00% 8/15/51	3,985,000	4,202,979
Lake County Port & Economic Development Authority
Series A 144A 6.75% 12/1/52 #, ‡	1,300,000	377,000
Maricopa County Industrial Development Authority
Series A 4.00% 1/1/38	5,000,000	5,034,900
Missouri Health & Educational Facilities Revenue
(Mercy Health)
4.00% 6/1/53 (BAM)	2,440,000	2,388,711
New Hope Cultural Education Facilities Finance Texas Senior Living Revenue
Series A-1 5.50% 1/1/57	3,500,000	2,539,180
Series A-2 6.50% 1/1/31	9,865,000	8,978,038

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
Pennsylvania Economic Development Financing Authority First Mortgage Revenue
(Tapestry Moon Senior Housing Project)
Series A
144A 6.50% 12/1/38 #, ‡	3,285,000	$1,252,406
Series A
144A 6.75% 12/1/53 #, ‡	3,765,000	1,435,407
Union County, Oregon Hospital Facility Authority Revenue
(Grande Ronde Hospital Project)
5.00% 7/1/40	1,000,000	1,039,950
5.00% 7/1/42	1,185,000	1,223,939
Washington Health Care Facilities Authority
Series D 5.00% 10/1/38	5,000,000	5,009,450
		54,236,176
Housing Revenue Bonds — 1.23%
Nebraska Investment Finance Authority
Series A 2.35% 9/1/35	2,500,000	2,197,825
New York City Housing Development Multifamily Revenue
Series A-1-B 2.05% 11/1/31	520,000	467,137
Series A-1-B 2.15% 11/1/32	970,000	859,963
North Carolina Housing Finance Agency
Series 44 2.55% 7/1/35	905,000	804,047
		4,328,972
Industrial Development Revenue/Pollution Control
Revenue Bonds — 12.55%
Buckeye, Ohio Tobacco Settlement Financing Authority
Series A-2 3.00% 6/1/48	6,110,000	4,477,164
Series A-2 4.00% 6/1/48	4,010,000	3,544,078
Florida Development Finance Revenue
(Brightline Florida Passenger Rail Expansion Project)
Series A 144A 7.50% 7/1/57 (AMT) #, •	1,000,000	987,580
Florida Development Finance Surface Transportation Facilities Revenue
(Brightline Passenger Rail Project - Green Bonds)
Series B 144A 7.375% 1/1/49 (AMT) #	4,360,000	4,028,771
George L Smith II Congress Center Authority
Series A 2.375% 1/1/31	1,000,000	877,200
Series A 4.00% 1/1/54	2,000,000	1,586,620
Golden State, California Tobacco Securitization Settlement Revenue
(Capital Appreciation)
Subordinate Series B- 2 0.913% 6/1/66 ^	15,425,000	1,566,717
Indiana Finance Authority Exempt Facility Revenue
(Polyflow Indiana Project - Green Bond)
144A 7.00% 3/1/39 (AMT) #	2,580,000	1,948,003
Iowa Finance Authority Midwestern Disaster Area Revenue 5.00% 12/1/50	2,140,000	2,086,628
New York City Industrial Development Agency
0.009% 3/1/27 ^	3,000,000	2,618,070
0.011% 3/1/26 ^	3,185,000	2,877,711
0.014% 3/1/25 ^	3,175,000	2,964,593
New York Counties Tobacco Trust V
Series 4B 144A 0.242% 6/1/60 #, ^	402,200,000	14,764,762
		44,327,897
Lease Revenue Bonds — 8.62%
Fayette County School District Finance
5.00% 6/1/47 (BAM)	1,370,000	1,479,984
Metropolitan Pier & Exposition Authority Illinois Revenue
Series B 4.178% 12/15/54 (BAM) ^	25,445,000	5,447,774

Schedules of investments

Delaware Ivy Municipal Bond Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Lease Revenue Bonds (continued)
Michigan State Building Authority
Series I 5.00% 4/15/34	2,500,000	$2,620,350
New Jersey State Transportation Trust Fund Authority Revenue
(Transportation System)
Series A 5.50% 12/15/39 ^	12,890,000	6,115,273
Series AA 4.00% 6/15/50 (BAM)	4,210,000	4,042,779
New York City Transitional Finance Authority Building Aid Revenue
Series S-3A 5.00% 7/15/36	2,000,000	2,197,860
New York Liberty Development Revenue
(Green Bonds)
Series A 2.875% 11/15/46 (BAM)	9,425,000	7,066,394
Regional Transportation District 5.00% 6/1/35	1,435,000	1,488,081
		30,458,495
Local General Obligation Bonds — 3.85%
Lincoln Consolidated School District
Series A 5.00% 5/1/35 (AGM)	500,000	533,210
Mida Golf and Equestrian Center Public Infrastructure District
144A 4.50% 6/1/51 #	2,500,000	1,913,225
144A 4.625% 6/1/57 #	2,000,000	1,509,640
Palomar Health
Series A 15.36% 8/1/33 ^	5,000,000	3,499,100
Series A 16.10% 8/1/32 ^	5,000,000	3,643,450
Series A 16.984% 8/1/31 ^	3,315,000	2,510,582
		13,609,207
Pre-Refunded/Escrowed to Maturity Bonds — 2.60%
Central Texas Turnpike System 1st Tier 13.777% 8/15/26 ^	1,340,000	1,226,395
Metropolitan Washington Airports Authority Dulles Toll Road Revenue
Series C 6.50% 10/1/41-26 §	7,000,000	7,952,350
		9,178,745
Special Tax Revenue Bonds — 19.08%
Commonwealth of Puerto Rico
Series C 3.116% 11/1/43 •, ^	17,781,327	7,757,104
(Restructured)
6.014% 11/1/51•,^	1,511,427	510,107
GDB Debt Recovery Authority of Puerto Rico
(Taxable)
7.50% 8/20/40	19,738,197	16,382,704
Matching Fund Special Purpose Securitization
Series A 5.00% 10/1/39	3,130,000	3,072,784
New York Convention Center Development Revenue
5.00% 11/15/34	2,000,000	2,070,180
New York State Dormitory Authority Personal Income Tax Revenue
(General Purpose)
Series E 3.00% 3/15/50	2,500,000	1,920,750
Puerto Rico Sales Tax Financing Revenue
Series A-1 5.168% 7/1/51 ^	69,134,000	13,454,859
Series A-1 5.373% 7/1/46 ^	26,435,000	6,941,567
(Restructured)
Series A-1 4.75% 7/1/53	3,730,000	3,421,156
Series A-1 5.00% 7/1/58	6,900,000	6,514,773
Series A-2 4.329% 7/1/40	2,340,000	2,135,343
Regional Transportation Authority
Series A 6.00% 7/1/24	3,080,000	3,193,775
		67,375,102
State General Obligation Bonds — 3.18%
California State
(Various Purpose)
5.00% 4/1/37	5,000,000	5,010,500
Commonwealth of Puerto Rico
(Restructured)
Series A-1 4.00% 7/1/46	3,700,000	2,895,065
Illinois State
Series A 5.50% 3/1/47	3,000,000	3,308,850
		11,214,415
Transportation Revenue Bonds — 16.20%
Central Texas Turnpike System
Series A 13.746% 8/15/26 ^	15,000,000	13,674,450
Chicago O’Hare International Airport
Series A 5.00% 1/1/38 (AMT)	605,000	638,372
Series B 5.00% 1/1/34	1,000,000	1,029,880
Series D 5.25% 1/1/37	1,500,000	1,591,785
Foothill-Eastern Transportation Corridor Agency Revenue
(Senior Lien)
Series A 4.00% 1/15/46	2,000,000	1,875,000

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
Illinois State Toll Highway Authority
Series B 5.00% 1/1/37	1,500,000	$1,576,725
Metropolitan Transportation Authority
Series C 5.00% 11/15/36	1,125,000	1,137,251
Series C-1 5.00% 11/15/35	2,500,000	2,573,450
Miami-Dade County Florida Aviation Revenue
Series A 4.00% 10/1/44 (AMT)	1,500,000	1,412,310
Monroe County Airport Revenue
5.00% 10/1/42 (AMT)	1,505,000	1,553,280
5.00% 10/1/52 (AMT)	2,445,000	2,473,020
5.25% 10/1/47 (AMT)	1,100,000	1,141,096
North Carolina Turnpike Authority
Series B 5.296% 1/1/34 ^	10,000,000	6,817,300
North Texas Tollway Authority
1st Tier 15.18% 1/1/30 ^	12,000,000	9,571,920
Pennsylvania Turnpike Commission
Series C 6.25% 6/1/33 (AGM)	4,000,000	4,431,680
Port of Portland Oregon Airport Revenue
Series 23 5.00% 7/1/33	3,500,000	3,666,950
Port of Seattle
Series B 5.00% 3/1/35	2,000,000	2,046,440
		57,210,909
Water & Sewer Revenue Bonds — 3.47%
Los Angeles California Wastewater System Revenue
Series D 5.00% 6/1/34	1,500,000	1,574,880
New York City Municipal Water Finance Authority
Series HH 5.00% 6/15/37	5,000,000	5,197,550
Texas Water Development Board
Series B 5.00% 10/15/38	5,000,000	5,472,300
		12,244,730
Total Municipal Bonds (cost $359,397,694)		348,672,923

Short-Term Investments — 0.56%
Money Market Mutual Funds — 0.56%
State Street Institutional US Government Money Market Fund – Premier Class (seven-day effective yield 4.70%)	1,977,698	1,977,698
Total Short-Term Investments (cost $1,977,698)		1,977,698
Total Value of Securities—99.30% (cost $361,375,392)		$350,650,621
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
‡	Non-income producing security. Security is currently in default.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $28,216,794, which represents 7.99% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 13 in “Notes to financial statements.”

Schedules of investments

Delaware Ivy Municipal Bond Fund

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

BAM – Insured by Build America Mutual Assurance

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Municipal High Income Fund	March 31, 2023

	Principal
	amount°	Value (US $)
Municipal Bonds — 97.05%
Education Revenue Bonds — 14.81%
Arlington Higher Education Finance
(Newman International Academy)
Series A 4.00% 8/15/31	200,000	$181,972
Series A 5.00% 8/15/41	600,000	539,268
California Educational Facilities Authority Revenue
(Stanford University)
Series V-1 5.00% 5/1/49	9,000,000	10,660,500
California Municipal Finance Authority Revenue
(Julian Charter School)
Series A 144A 5.625% 3/1/45 #	510,000	476,238
California School Finance Authority
(Aspire Public School)
144A 5.00% 8/1/41 #	1,375,000	1,385,931
(Rocketship Public Schools - Obligated Group)
Series G
144A 5.00% 6/1/47 #	675,000	614,196
Series G
144A 5.00% 6/1/53 #	675,000	603,713
Capital Trust Agency, Florida Revenue
(Lutz Preparatory School Project)
Series A 4.00% 6/1/41	330,000	317,909
Chester Economic Development Authority Lease Revenue
(Chester Community Charter School Project)
Series A 144A 5.625% 8/15/48 #	12,000,000	11,476,560
Florida Development Finance Corporation Educational Facilities Revenue
(Renaissance Charter School project)
Series A
144A 6.00% 6/15/35 #	2,000,000	2,021,060
Series A
144A 6.125% 6/15/44 #	5,300,000	5,367,363
Michigan Finance Authority Limited Obligation Revenue
(Hanley International Academy Project)
5.00% 9/1/40	1,115,000	1,019,121
(Old Redford Academy Project)
Series A 5.90% 12/1/30	1,690,000	1,658,279
Series A 6.50% 12/1/40	3,000,000	2,898,960
Michigan Public Educational Facilities Authority Revenue
(Old Redford Project)
Series A 5.875% 12/1/30	1,720,000	1,685,118
Nevada State Department of Business & Industry
(Somerset Academy)
Series A
144A 5.00% 12/15/48 #	500,000	445,000
Series A
144A 5.125% 12/15/45 #	2,515,000	2,316,893
Philadelphia Authority for Industrial Development
(Mast Community Charter School II Project)
5.00% 8/1/50	375,000	377,089
Pima County, Arizona Industrial Development Authority Revenue
(Noah webster Schools)
Series A 7.00% 12/15/43	1,500,000	1,523,760
Public Finance Authority Education Revenue
(Cornerstone Charter Academy Project)
Series A 144A 5.125% 2/1/46 #	3,000,000	2,781,000
(Triad Educational Services)
Series A 144A 5.50% 6/15/45 #	6,000,000	6,041,700
(Wittenberg University Project)
144A 5.25% 12/1/39 #	5,000,000	4,305,400
University of Texas System Board of Regents
Series B 5.00% 8/15/49	7,320,000	8,585,116

Schedules of investments

Delaware Ivy Municipal High Income Fund

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Education Revenue Bonds (continued)
University of Virginia
(Green Bond)
Series 2 3.57% 4/1/45	10,000,000	$9,192,500
		76,474,646
Electric Revenue Bonds — 4.31%
Arkansas River Power Authority
Series A 5.00% 10/1/43	5,000,000	5,025,850
Development Authority of Burke County Pollution Control Revenue
(Oglethrope Power Corporation Vogtle Project)
Series A 1.50% 1/1/40 •	700,000	667,219
Guam Power Authority Revenue
(Tax-Exempt Forward Delivery)
Series A 5.00% 10/1/38	135,000	144,072
Series A 5.00% 10/1/43	1,450,000	1,514,453
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/23 ‡	2,785,000	1,987,794
Series TT 5.00% 7/1/37 ‡	3,730,000	2,676,275
Series WW 5.00% 7/1/28 ‡	2,635,000	1,877,437
Series WW 5.25% 7/1/33 ‡	430,000	305,300
Series XX 5.25% 7/1/40 ‡	9,505,000	6,843,600
Series XX 5.75% 7/1/36 ‡	1,630,000	1,185,825
		22,227,825
Healthcare Revenue Bonds — 14.14%
Arizona Industrial Development Authority Revenue
(Great Lakes Senior Living Communities LLC Project Fourth Tier)
Series D-2 144A 7.75% 1/1/54 #	2,100,000	1,157,730
(Great Lakes Senior Living Communities LLC Project Third Tier)
Series C 144A 5.50% 1/1/54 #	4,000,000	2,072,200
Bexar County Health Facilities Development
(Army Retirement Residence Foundation Project)
5.00% 7/15/41	5,395,000	4,963,346
California Educational Facilities Authority Revenue
(Stanford University)
Series V-2 5.00% 4/1/51	6,210,000	7,362,638
City of Chicago, Illinois
(Goldblatts Supportive Living Project)
6.125% 12/1/43 ‡	8,395,000	5,474,380
Connecticut State Health & Educational Facilities Authority Revenue
(Church Home of Hartford Incorporated Project)
Series A 144A 5.00% 9/1/46 #	1,000,000	860,450
Series A 144A 5.00% 9/1/53 #	1,600,000	1,327,248
Gainesville & Hall County, Georgia Hospital Authority Revenue
(Northeast Georgia Health System Project)
Series A 3.00% 2/15/47	3,775,000	2,885,723
Iowa Finance Authority
(Childserve Project)
Series B 5.00% 6/1/36	2,425,000	2,245,841
Kirkwood, Missouri Industrial Development Authority
(Aberdeen Heights)
Series A 5.25% 5/15/50	4,000,000	3,296,160
Lenexa City, Kansas health Care Facility Revenue
(Lakeview Village)
Series A 4.00% 5/15/34	1,000,000	889,490
Series A 5.00% 5/15/39	1,500,000	1,432,770
Michigan Finance Authority Limited Obligation Revenue
Series A 3.00% 12/1/49	7,000,000	5,186,370
Muskingum County Ohio Hospital Facilities Revenue
(Genesis HealthCare System Obligated Group Project)
5.00% 2/15/48	2,000,000	1,737,560
Nassau County Industrial Development Agency
(Amsterdam at Harborside Project)
Series B 5.00% 1/1/58 •	10,884,206	4,897,784

	Principal
	amount°	Value (US $)
Municipal Bonds (continued)
Healthcare Revenue Bonds (continued)
New Hope, Texas Cultural Education Facilities Finance
(Sanctuary LTC Project)
Series A-1 5.50% 1/1/57	3,805,000	$2,760,452
Oklahoma Development Finance Authority
(OU Medicine Project)
Series B 5.50% 8/15/57	3,000,000	2,874,030
Orange County, New York Funding Assisted Living Residence Revenue
(The Hamlet at Wallkill Assisted Living Project)
6.50% 1/1/46	4,800,000	3,839,856
Palomar Health
4.00% 11/1/39	4,375,000	4,119,106
Salem, Oregon Hospital Facility
Authority Revenue
(Capital Manor Project)
5.00% 5/15/53	1,895,000	1,738,037
Seminole County, Florida Industrial Development Authority
(Legacy Pointe at UCF Project)
Series A 5.25% 11/15/39	2,000,000	1,699,360
Tarrant County, Texas Cultural Education Facilities Finance
(Air Force Villages Obligated Group Project)
5.00% 5/15/45	3,650,000	3,079,943
(Buckner Senior Living - Ventana Project)
Series A 6.75% 11/15/47	1,000,000	1,005,230
Series A 6.75% 11/15/52	2,500,000	2,505,950
Terre Haute Revenue
(Westminster Village Project)
6.00% 8/1/39	4,000,000	3,585,280
		72,996,934
Housing Revenue Bond — 0.10%
CSCDA Community Improvement Authority Essential Housing Revenue
(Parallel - Anaheim)
Series A 144A 4.00% 8/1/56 #	700,000	538,601
		538,601
Industrial Development Revenue/Pollution Control
Revenue Bonds — 22.74%
Arizona Industrial Development Authority Revenue
(Legacy Cares Project)
Series A
144A 6.00% 7/1/51 #, ‡	5,350,000	3,477,500
Series A
144A 7.75% 7/1/50 #, ‡	1,000,000	650,000
Buckeye, Ohio Tobacco Settlement Financing Authority
Series B-2 5.00% 6/1/55	12,470,000	11,307,671
California County Tobacco Securitization Agency
(Capital Appreciation Bonds)
Series D 8.238% 6/1/55 ^	6,250,000	415,938
Chicago, Illinois O’Hare International Airport Revenue
(Trips Obligated Group)
5.00% 7/1/48 (AMT)	150,000	149,522
Children’s Trust fund, Puerto Rico
(Asset-Backed)
Series A 7.713% 5/15/57 ^	225,000,000	15,286,500
District of Columbia Tobacco Settlement Financing
(Capital Appreciation- Asset-Backed)
Series C 0.15% 6/15/55 ^	60,000,000	5,725,200
Erie, New York Tobacco Asset Securitization
(Capital Appreciation- Asset-Backed)
Series D 0.675% 6/1/55 ^	4,000,000	255,440
Finance Authority of Maine Solid Waste Disposal Revenue
(Casella Waste System Project)
Series R-2 144A 4.375% 8/1/35 (AMT) #, •	1,000,000	979,300
Florida Development Finance Surface Transportation Facilities Revenue
(Brightline Passenger Rail Project - Green Bonds)
Series B 144A 7.375% 1/1/49 (AMT) #	7,500,000	6,930,225

Schedules of investments

Delaware Ivy Municipal High Income Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Industrial Development Revenue/Pollution Control Revenue Bonds (continued)
George L Smith II Congress Center Authority (Convention Center Hotel)
Series A 4.00% 1/1/54	4,000,000	$3,173,240
Inland, California Empire Tobacco Securitization (Capital Appreciation Asset-Backed)
Series E 144A 0.63% 6/1/57 #, ^	7,000,000	410,200
Series F 144A 0.24% 6/1/57 #, ^	163,120,000	8,036,922
Louisiana Public Facilities Authority (Louisiana Pellets Project)
Series A 8.375% 7/1/39 (AMT) ‡	13,547,003	135
Series B 10.50% 7/1/39 (AMT) ‡	12,201,586	122
Series LA 144A 7.75% 7/1/39 (AMT) #, ‡	1,976,705	20
Lower Alabama Gas District (Gas Project Revenue Bonds)
Series A 5.00% 9/1/46	6,000,000	6,194,400
Main Street Natural Gas Revenue
Series A 4.00% 5/15/39	2,500,000	2,310,075
Nassau County Tobacco Settlement (Asset-Backed)
Series A-3 5.125% 6/1/46	10,000,000	9,228,700
New York City Industrial Development Agency (Yankee Stadium Project)
Series A 3.00% 3/1/49	1,000,000	741,310
New York Counties Tobacco Trust (Pass Through Program)
Series 4B 144A 0.622% 6/1/60 #, ^	322,800,000	11,849,988
Series C 5.00% 6/1/51	1,000,000	934,160
Series F 7.084% 6/1/60 ^	55,000,000	2,939,200
Public Authority for Colorado Energy Natural Gas Revenue 6.50% 11/15/38	9,000,000	10,781,190
Public Finance Authority Education Revenue (Grand Hyatt San Antonio Hotel Acquisition Project)
Series A 5.00% 2/1/62	3,030,000	3,003,033
Sanger Industrial Development (Texas Pellets Project)
Series B 8.00% 7/1/38 (AMT) ‡	17,870,000	4,467,500
Tobacco Securitization Authority of Southern California (Capital Appreciation Bonds)
Series C 1.746% 6/1/46 ^	3,515,000	571,434
Series D 2.151% 6/1/46 ^	6,540,000	834,635
(San Diego County Tobacco Asset Securitization Corporation)
Series B-1 5.00% 6/1/48	875,000	889,796
Tobacco Settlement Financing
Series B 5.00% 6/1/50	5,000,000	4,912,900
Vermont Economic Development Authority Solid Waste Disposal Revenue (Casella Waste System Project)
144A 4.625%
4/1/36 (AMT) #, •	1,000,000	963,060
		117,419,316
Lease Revenue Bonds — 1.73%
California Statewide Communities Development Authority Revenue (Lancer Plaza Project)
5.625% 11/1/33	1,400,000	1,404,746
5.875% 11/1/43	1,890,000	1,896,086
New York Liberty Development Revenue (Class 3-3 World Trade Center Project)
144A 7.25% 11/15/44 #	2,000,000	2,025,160
St. Louis Municipal Finance (Convention Center Capital Improvement Project)
Series A 6.43% 7/15/36 ^	2,250,000	1,350,382
Series A 6.44% 7/15/37 ^	4,000,000	2,255,320
		8,931,694

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Local General Obligation Bonds — 3.48%
City of Detroit, Michigan 5.25% 4/1/23	220,100	$220,100
City of Fairfield, Alabama 6.00% 6/1/37 ‡	8,485,000	6,788,000
MIDA Golf and Equestrian Center Public Infrastructure District
144A 4.50% 6/1/51 #	2,665,000	2,039,498
144A 4.625% 6/1/57 #	2,310,000	1,743,634
Village of Riverdale, Illinois 8.00% 10/1/36	7,140,000	7,156,636
		17,947,868
Pre-Refunded/Escrowed to Maturity Bonds — 5.83%
California School Finance Authority (Aspire Public School)
144A 5.00% 8/1/41-25 #, §	125,000	132,089
Central Texas Regional Mobility Authority Revenue
Series A 5.00% 1/1/45-25 §	4,000,000	4,216,840
Golden State, California Tobacco Securitization Corporate Settlement Revenue
Series A-1 5.00% 6/1/29-27 §	1,250,000	1,391,575
(Asset-Backed Enhanced)
Series A 5.00% 6/1/35-25 §	6,265,000	6,614,900
North Texas Tollway Authority Revenue Special Project System Revenue (Convertible Capital Appreciation Bonds)
Series C 11.205% 9/1/43-31 §	5,000,000	6,389,950
Osceola County, Florida Expressway System Senior Lien (Poinciana Parkway Project)
Series A 5.375% 10/1/47-24 §	2,000,000	2,077,740
Savannah Economic Development Authority (The Marshes of Skidway Island Project)
7.25% 1/1/49-24 §	4,000,000	4,130,960
Washington State Housing Finance Commission (Rockwood Retirement Communities Project)
Series A 144A 7.50% 1/1/49-24 #, §	5,000,000	5,167,200
		30,121,254
Special Tax Revenue Bonds — 18.20%
Alabama Economic Settlement Authority Revenue
Series A 4.00% 9/15/33	9,000,000	9,022,770
Branson Industrial Development Authority (Branson Shoppes Redevelopment Project)
Series A 3.90% 11/1/29	530,000	488,681
Broadway-Fairview Transportation Development District
Series A 5.875% 12/1/31	675,000	423,563
Series A 6.125% 12/1/36	1,050,000	658,875
Commonwealth of Puerto Rico 2.859% 11/1/43 •	40,956,182	17,867,134
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	24,000,001	19,920,001
Grandview City, Missouri Industrial Development Authority Tax Increment Revenue (Grandview Crossing Project)
5.75% 12/1/28 ‡	1,000,000	220,000
Kansas City, Missouri Tax Increment Financing Commission Tax Increment Revenue (Brywood Centre Project)
Series A 8.00% 4/1/33 ‡	3,950,000	1,343,000
Lakeside 370 Levee District - Subdistrict B
Series 2015-B 0.00% 4/1/55	853,802	768,422
Lees Summit Industrial Development Authority (Kensington Farms Improvement Project)
5.75% 3/1/29 ‡	2,185,000	1,267,300

Schedules of investments

Delaware Ivy Municipal High Income Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Special Tax Revenue Bonds (continued)
Marquis Community Development Authority of York County Virginia
Series B 5.625% 9/1/41 ‡	2,779,000	$130,613
(Capital Appreciation Bonds)
Series C 0.00% 9/1/41 ^	821,000	2,053
(Convertible Capital Appreciation Bonds)
144A 7.50% 9/1/45 #, ‡	859,000	40,373
Matching Fund Special Purpose Securitization
Series A 5.00% 10/1/39	1,290,000	1,266,419
Puerto Rico Sales Tax Financing Revenue (Restructured)
Series A-1 0.751% 7/1/51 ^	28,564,000	5,559,125
Series A-1 2.706% 7/1/46 ^	9,915,000	2,603,580
Series A-1 5.00% 7/1/58	11,100,000	10,480,287
Series A-2 4.784% 7/1/58	8,072,000	7,346,650
Series B-1 4.75% 7/1/53	5,484,000	5,029,925
San Buenaventura Redevelopment Agency (Merged San Buenaventura Redevelopment Project)
7.75% 8/1/28	1,000,000	1,003,970
8.00% 8/1/38	1,500,000	1,505,985
Stone Canyon Community Improvement District (Infrastructure Improvement Project)
5.75% 4/1/27 ‡	1,250,000	325,000
Village of East Dundee (Route 25 South Redevelopment Project)
5.625% 12/1/31	1,505,000	1,426,890
Whiting Redevelopment District
4.00% 1/15/32	2,600,000	2,452,216
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue (Wyandotte Plaza Redevelopment Project)
5.00% 12/1/34	3,000,000	2,820,240
		93,973,072
State General Obligation Bonds — 2.54%
Commonwealth of Massachusetts
Series C 2.75% 3/1/50	5,000,000	3,661,100
Commonwealth of Puerto Rico (Restructured)
Series A-1 4.00% 7/1/41	5,360,400	4,361,114
Series A-1 4.00% 7/1/46	2,071,000	1,620,454
Illinois State
4.00% 6/1/32	3,410,000	3,479,291
		13,121,959
Transportation Revenue Bonds — 9.17%
Austin Texas Airport System Revenue
5.00% 11/15/24 (AMT)	1,650,000	1,692,223
California Municipal Finance Authority Revenue (LINXS APM Project)
Series A 4.00% 12/31/47 (AMT)	2,650,000	2,374,400
Series A 5.00% 12/31/43	1,500,000	1,519,785
Central Texas Regional Mobility Authority Revenue (Capital Appreciation Bonds)
7.81% 1/1/36 ^	2,500,000	1,503,650
7.85% 1/1/40 ^	2,000,000	936,080
Colorado High Performance Transportation Enterprise Revenue (U.S. 36 & I-25 Managed Lanes)
5.75% 1/1/44 (AMT)	3,250,000	3,252,145
Florida Development Finance Revenue (Brightline Florida Passenger Rail Expansion Project)
Series A 144A 7.25% 7/1/57 (AMT) #, •	2,500,000	2,519,800
Foothill-Eastern, California Transportation Corridor Agency
Series B-1 3.95% 1/15/53	2,800,000	2,517,984
Series B-2 3.50% 1/15/53	1,600,000	1,342,976
Metropolitan Washington Airports Authority Dulles Toll Road Revenue (Convertible Capital Appreciation Bonds)
Series B 6.50% 10/1/44	1,000,000	1,134,580

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Transportation Revenue Bonds (continued)
New York Metropolitan Transportation Authority Revenue (Climate Bond Certified - Green Bonds)
Series B 4.00% 11/15/50	5,000,000	$4,558,950
New York Transportation Development Corporation Special Facilities Revenue (Delta Air Lines - LaGuardia Airport Terminals C&D Redevelopment Project)
4.00% 1/1/36 (AMT)	1,000,000	954,310
North Carolina Turnpike Authority Triangle Expressway System Revenue (Capital Appreciation Bonds)
Series C 0.001% 7/1/41 ^	4,160,000	1,633,050
(Triangle Expressway System Senior Lien Turnpike Revenue Bonds)
4.00% 1/1/55	1,000,000	947,900
Pennsylvania Turnpike Commission (Convertible Capital Appreciation Bonds)
Series E 6.375% 12/1/38	13,500,000	15,355,170
Phoenix, Arizona Civic Improvement Corporation Airport Revenue
Series B 3.25% 7/1/49 (AMT)	1,555,000	1,214,828
Virginia Small Business Financing Authority Revenue (Transform 66 P3 Project)
5.00% 12/31/52 (AMT)	3,930,000	3,869,832
		47,327,663
Total Municipal Bonds (cost $595,229,835)		501,080,832

	Number of shares	Value (US $)
Short-Term Investments — 0.98%
Money Market Mutual Funds — 0.00%
State Street Institutional US Government Money Market Fund – Premier Class (seven- day effective yield 4.70%)	16,715	$16,715
		16,715

	Principal amount°	Value (US $)
Variable Rate Demand Notes — 0.98%¤
City of Minneapolis, Minnesota Health Care System Revenue (Fairview Health Services)
Series C 3.70% 11/15/48
(LOC – Wells Fargo Bank N.A.)	560,000	560,000
Los Angeles Department of Water & Power Revenue
Subordinate Series A-2 3.35% 7/1/45
(SPA - Barclays Bank)	2,500,000	2,500,000
Subordinate Series B-3 3.35% 7/1/34
(SPA - Barclays Bank)	2,000,000	2,000,000
		5,060,000
Total Short-Term Investments (cost $5,076,715)		5,076,715
Total Value of Securities—98.03% (cost $600,306,550)		$506,157,547

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $90,756,252, which represents 17.58% of the Fund's net assets. See Note 13 in “Notes to financial statements."

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Schedules of investments

Delaware Ivy Municipal High Income Fund

‡	Non-income producing security. Security is currently in default.

^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by US Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond will be pre-refunded. See Note 13 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. Each rate shown is as of March 31, 2023.

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LLC – Limited Liability Corporation

LOC – Letter of Credit

N.A. – National Association

SPA – Stand-by Purchase Agreement

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Small Cap Growth Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks — 98.73% ♦
Communication Services — 1.55%
Iridium Communications	383,275	$23,736,221
		23,736,221
Consumer Discretionary — 15.61%
Boot Barn Holdings †	291,355	22,329,447
Fox Factory Holding †	281,625	34,180,826
Marriott Vacations Worldwide	223,091	30,086,052
Monarch Casino & Resort	340,183	25,224,570
Red Rock Resorts Class A	885,065	39,447,347
Texas Roadhouse	325,633	35,187,902
Visteon †	204,631	32,092,280
Wingstop	115,792	21,257,095
		239,805,519
Consumer Staples — 4.14%
BJ's Wholesale Club Holdings †	436,452	33,200,904
Duckhorn Portfolio †	842,127	13,389,819
MGP Ingredients	176,120	17,034,326
		63,625,049
Energy — 4.63%
Cactus Class A	645,502	26,614,048
Liberty Energy	911,432	11,675,444
SM Energy	266,568	7,506,555
Weatherford International †	427,109	25,348,919
		71,144,966
Financials — 4.62%
Houlihan Lokey	243,951	21,343,273
Kinsale Capital Group	123,255	36,994,988
Seacoast Banking	532,742	12,625,986
		70,964,247
Healthcare — 20.83%
Acadia Healthcare †	328,820	23,757,245
Axonics †	223,896	12,215,766
CryoPort †	984,772	23,634,528
Cytek Biosciences †	1,158,034	10,642,332
Evolent Health Class A †	841,270	27,299,212
Halozyme Therapeutics †	412,258	15,744,133
Harmony
Biosciences Holdings †	550,164	17,962,855
Inmode †	814,031	26,016,431
Insmed †	587,509	10,017,028
Pacira BioSciences †	507,793	20,723,032
Penumbra †	73,100	20,372,239
Privia Health Group †	776,834	21,448,387
Progyny †	947,974	30,448,925
PTC Therapeutics †	179,083	8,674,781
R1 RCM †	618,452	9,276,780
TransMedics Group †	251,343	19,034,205
Vericel †	770,614	22,594,402
		319,862,281
Industrials — 18.44%
AAON	194,045	18,762,211
Casella Waste Systems Class A †	222,672	18,406,067
CBIZ †	465,142	23,019,878
Chart Industries †	64,812	8,127,425
Clean Harbors †	244,329	34,831,542
EnerSys	358,855	31,177,322
Federal Signal	151,752	8,226,476
Kirby †	364,624	25,414,293
Parsons †	363,654	16,269,880
RBC Bearings †	78,719	18,320,273
Saia †	80,125	21,800,410
Shoals Technologies Group
Class A †	1,013,980	23,108,604
SiteOne Landscape Supply †	100,646	13,775,418
Valmont Industries	68,749	21,950,181
		283,189,980
Information Technology — 26.19%
Allegro MicroSystems †	1,168,322	56,067,773
Belden	173,629	15,065,788
Box Class A †	783,856	20,999,502
Calix †	288,574	15,464,681
CyberArk Software †	237,499	35,145,102
DoubleVerify Holdings †	1,136,952	34,279,103
Five9 †	59,770	4,320,773
Globant †	42,525	6,974,525
Instructure Holdings †	669,802	17,347,872
Jamf Holding †	484,780	9,414,428
Onto Innovation †	159,812	14,044,279
Paycor HCM †	1,240,516	32,898,484
Power Integrations	184,587	15,623,444
Shift4 Payments Class A †	410,301	31,100,816
Silicon Laboratories †	56,858	9,955,267
Smartsheet Class A †	572,374	27,359,477
Sprout Social Class A †	460,191	28,016,428
Tenable Holdings †	593,630	28,203,361
		402,281,103
Materials — 1.94%
ATI †	753,723	29,741,910
		29,741,910

Schedules of investments

Delaware Ivy Small Cap Growth Fund

	Number of shares	Value (US $)
Common Stocks ♦ (continued)
Real Estate — 0.78%
Ryman Hospitality Properties	133,095	$11,942,614
		11,942,614
Total Common Stocks (cost $1,346,943,609)		1,516,293,890

Short-Term Investments — 1.25%
Money Market Mutual Funds — 1.25%
BlackRock Liquidity FedFund – Institutional Shares (seven- day effective yield 4.72%)	4,798,305	4,798,305
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	4,798,305	4,798,305
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven- day effective yield 4.84%)	4,798,305	4,798,305
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	4,798,305	4,798,305
Total Short-Term Investments (cost $19,193,220)		19,193,220
Total Value of Securities—99.98% (cost $1,366,136,829)		$1,535,487,110

♦	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Smid Cap Core Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks — 98.65%
Basic Materials — 8.19%
Beacon Roofing Supply †	54,833	$3,226,922
Boise Cascade	41,880	2,648,910
Huntsman	179,029	4,898,233
Kaiser Aluminum	25,769	1,923,141
Minerals Technologies	60,295	3,643,024
Reliance Steel & Aluminum	26,249	6,739,168
Westrock	61,551	1,875,459
Worthington Industries	54,496	3,523,166
		28,478,023
Business Services — 5.28%
ABM Industries	55,259	2,483,340
Aramark	102,798	3,680,168
ASGN †	34,000	2,810,780
Casella Waste Systems Class A †	22,721	1,878,118
Clean Harbors †	21,509	3,066,323
WillScot Mobile Mini Holdings †	94,965	4,451,959
		18,370,688
Capital Goods — 11.68%
Ameresco Class A †	29,458	1,449,923
Barnes Group	22,145	892,001
Carlisle	11,882	2,686,164
Chart Industries †	7,003	878,176
Coherent †	58,748	2,237,124
Federal Signal	41,179	2,232,313
Gates Industrial †	76,292	1,059,696
Graco	31,841	2,324,711
Jacobs Solutions	14,742	1,732,332
Kadant	8,005	1,669,203
KBR	49,098	2,702,845
Lincoln Electric Holdings	21,909	3,704,812
MasTec †	31,423	2,967,588
Quanta Services	35,275	5,878,226
Tetra Tech	16,757	2,461,771
WESCO International	25,131	3,883,745
Zurn Elkay Water Solutions	87,145	1,861,417
		40,622,047
Consumer Discretionary — 6.26%
BJ's Wholesale Club Holdings †	41,822	3,181,400
Dick's Sporting Goods	36,624	5,196,579
Five Below †	21,563	4,441,331
Malibu Boats Class A †	48,009	2,710,108
Steven Madden	105,665	3,803,940
Tractor Supply	10,333	2,428,668
		21,762,026
Consumer Services — 2.39%
Brinker International †	51,568	1,959,584
Jack in the Box	17,304	1,515,657
Texas Roadhouse	23,646	2,555,187
Wendy's	105,048	2,287,945
		8,318,373
Consumer Staples — 3.10%
Casey's General Stores	21,860	4,731,816
Helen of Troy †	8,721	829,977
J & J Snack Foods	17,976	2,664,403
YETI Holdings †	63,864	2,554,560
		10,780,756
Credit Cyclicals — 3.67%
BorgWarner	55,479	2,724,574
Dana	89,982	1,354,229
KB Home	34,988	1,405,818
La-Z-Boy	55,176	1,604,518
Taylor Morrison Home †	50,477	1,931,250
Toll Brothers	62,204	3,734,106
		12,754,495
Energy — 4.08%
Chesapeake Energy	64,346	4,892,870
Diamondback Energy	25,267	3,415,340
Liberty Energy	457,950	5,866,340
		14,174,550
Financials — 13.09%
Axis Capital Holdings	56,306	3,069,803
Columbia Banking System	117,253	2,511,559
East West Bancorp	75,932	4,214,226
Essent Group	75,439	3,021,332
Hamilton Lane Class A	30,235	2,236,785
Kemper	57,170	3,124,912
NMI Holdings Class A †	73,788	1,647,686
Primerica	33,655	5,796,737
Raymond James Financial	25,176	2,348,166
Reinsurance Group of America	26,383	3,502,607
SouthState	38,261	2,726,479
Stifel Financial	64,692	3,822,650
Valley National Bancorp	227,043	2,097,878
Webster Financial	85,372	3,365,364
WSFS Financial	53,900	2,027,179
		45,513,363
Healthcare — 12.51%
Amicus Therapeutics †	145,173	1,609,969
Azenta †	34,845	1,554,784
Bio-Techne	36,359	2,697,474
Blueprint Medicines †	36,879	1,659,186
Catalent †	32,430	2,130,975
Encompass Health	49,767	2,692,395
Exact Sciences †	27,270	1,849,179
Halozyme Therapeutics †	73,784	2,817,811
ICON †	12,833	2,741,000

Schedules of investments

Delaware Ivy Smid Cap Core Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Healthcare (continued)
Insmed †	77,920	$1,328,536
Inspire Medical Systems †	14,041	3,286,577
Ligand Pharmaceuticals †	23,199	1,706,518
Natera †	47,552	2,640,087
Neurocrine Biosciences †	32,700	3,309,894
OmniAb †	136,839	503,568
OmniAb 12.5 =, †	10,854	0
OmniAb 15 =, †	10,855	0
QuidelOrtho †	18,517	1,649,680
Repligen †	17,610	2,964,820
Shockwave Medical †	14,545	3,153,792
Supernus Pharmaceuticals †	51,340	1,860,048
Ultragenyx Pharmaceutical †	33,764	1,353,936
		43,510,229
Media — 2.10%
IMAX †	108,094	2,073,243
Interpublic Group	92,825	3,456,803
Nexstar Media Group	10,385	1,793,074
		7,323,120
Real Estate Investment Trusts — 7.17%
Brixmor Property Group	156,103	3,359,337
Camden Property Trust	28,410	2,978,504
DiamondRock Hospitality	142,063	1,154,972
EastGroup Properties	15,165	2,507,078
First Industrial Realty Trust	68,989	3,670,215
Kite Realty Group Trust	141,852	2,967,544
Life Storage	37,143	4,869,076
Pebblebrook Hotel Trust	99,496	1,396,924
Physicians Realty Trust	137,281	2,049,605
		24,953,255
Technology — 13.85%
Blackline †	13,441	902,563
Box Class A †	33,727	903,546
Dynatrace †	46,337	1,960,055
ExlService Holdings †	29,560	4,783,695
Guidewire Software †	22,638	1,857,448
MACOM Technology Solutions Holdings †	38,216	2,707,221
MaxLinear †	59,114	2,081,404
ON Semiconductor †	22,207	1,828,080
Paycom Software †	3,086	938,175
Procore Technologies †	29,692	1,859,610
PTC †	34,992	4,487,024
Q2 Holdings †	47,192	1,161,867
Rapid7 †	26,405	1,212,254
Regal Rexnord	17,015	2,394,521
Semtech †	69,049	1,666,843
Silicon Laboratories †	14,824	2,595,534
Smartsheet Class A †	40,205	1,921,799
Sprout Social Class A †	16,852	1,025,950
SS&C Technologies Holdings	21,249	1,199,931
Tyler Technologies †	1,871	663,531
Varonis Systems †	59,312	1,542,705
WNS Holdings ADR †	48,503	4,519,025
Yelp †	55,744	1,711,341
Ziff Davis †	28,660	2,236,913
		48,161,035
Transportation — 3.47%
Allegiant Travel †	15,892	1,461,746
Kirby †	46,767	3,259,660
Knight-Swift Transportation Holdings	64,925	3,673,457
Werner Enterprises	80,676	3,669,951
		12,064,814
Utilities — 1.81%
Black Hills	50,130	3,163,203
Spire	44,694	3,134,837
		6,298,040
Total Common Stocks (cost $338,235,853)		343,084,814

Short-Term Investments — 1.54%
Money Market Mutual Funds — 1.54%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	1,336,758	1,336,758
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	1,336,759	1,336,759
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	1,336,759	1,336,759
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	1,336,758	1,336,758
Total Short-Term Investments (cost $5,347,034)		5,347,034
Total Value of Securities—100.19% (cost $343,582,887)		$348,431,848

†	Non-income producing security.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Consolidated schedules of investments

Delaware Ivy Systematic Emerging Markets Equity Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks — 98.98%
Communication Services — 11.56%
37 Interactive Entertainment Network Technology Group Class A	200,100	$828,024
America Movil	10,950,933	11,546,489
Baidu Class A †	291,950	5,500,711
Baidu ADR †	16,299	2,459,845
Bharti Airtel	1,830,731	16,695,360
iQIYI ADR †	96,526	702,709
Kuaishou Technology 144A #, †	246,800	1,897,724
MTN Group	92,308	661,336
NCSoft	1,513	433,582
NetEase	753,700	13,304,979
Saudi Telecom	149,294	1,596,848
Sitios Latinoamerica †	1	0
Tencent Holdings	997,920	48,767,675
Turkcell Iletisim Hizmetleri	807,096	1,350,601
Yandex Class A =, †	195,088	0
		105,745,883
Consumer Discretionary — 13.33%
Alibaba Group Holding †	1,383,700	17,525,247
Alibaba Group Holding ADR †	70,222	7,175,284
Bethel Automotive Safety Systems Class A	92,300	957,759
BYD Class H	160,500	4,721,293
Ford Otomotiv Sanayi	26,626	813,151
Geely Automobile Holdings	3,100,000	3,994,730
Great Wall Motor Class H	1,562,500	1,933,362
Hyundai Motor	84,696	12,049,920
JD.com Class A	382,161	8,344,943
Kia	175,332	10,942,135
Li Auto †	312,000	3,901,892
Li Ning	767,500	6,035,555
Lojas Renner	1,261,294	4,130,944
Maruti Suzuki India	23,106	2,336,677
Meituan Class B #, †	661,012	11,992,222
Naspers Class N	41,575	7,703,613
PDD Holdings ADR †	93,962	7,131,716
Shenzhou International Group Holdings	295,700	3,101,941
Trip.com Group ADR †	51,375	1,935,296
Vipshop Holdings ADR †	44,191	670,819
Yum China Holdings	70,297	4,456,127
		121,854,626
Consumer Staples — 8.17%
Ambev	3,335,313	9,456,234
BIM Birlesik Magazalar	333,262	2,588,379
China Mengniu Dairy	1,515,000	6,210,663
China Resources Beer Holdings	1,002,000	8,049,477
Chongqing Brewery Class A	36,601	666,389
CP ALL	1,465,000	2,666,947
Fix Price Group GDR 144A #, =, †	1,489,220	1,130,874
Hindustan Unilever	104,115	3,251,439
ITC	3,039,292	14,220,500
Jiangsu Yanghe Brewery Joint- Stock Class A	45,900	1,101,796
Kweichow Moutai Class A	15,501	4,094,738
Meihua Holdings Group Class A	539,200	767,925
Shanxi Xinghuacun Fen Wine Factory Class A	85,015	3,361,788
Wal-Mart de Mexico	3,419,669	13,663,494
Wuliangye Yibin Class A	122,161	3,490,190
		74,720,833
Energy — 5.74%
Banpu	4,305,400	1,361,877
China Shenhua Energy Class A	479,592	1,965,053
China Shenhua Energy Class H	2,319,500	7,299,288
LUKOIL =	276,569	0
Petro Rio †	248,299	1,529,931
PetroChina Class H	5,788,000	3,419,171
Petroleo Brasileiro	318,171	1,666,044
PTT Exploration & Production	1,900,600	8,364,974
Reliance Industries	434,439	12,353,095
Saudi Arabian Oil 144A #	861,811	7,428,118
Shaanxi Coal Industry Class A	1,611,000	4,768,117
Shanxi Coking Coal Energy Group Class A	480,700	769,055
Yankuang Energy Group Class H	442,000	1,582,557
		52,507,280
Financials — 22.50%
Agricultural Bank of China Class A	9,601,600	4,347,599
Al Rajhi Bank	670,584	13,201,157
Alinma Bank	91,168	718,911
Axis Bank	1,071,624	11,227,155
Bajaj Finance	8,851	607,309
Banco do Brasil	1,495,109	11,545,653
Bank Central Asia	27,910,500	16,328,873
Bank of Chengdu Class A	1,659,800	3,276,084
Bank of China Class A	6,168,879	3,033,604
Bank of China Class H	34,775,000	13,331,589
Bank Rakyat Indonesia Persero	48,301,000	15,304,308
BB Seguridade Participacoes	1,062,820	6,815,032
China Construction Bank Class A	3,020,500	2,611,284
China Construction Bank Class H	14,273,000	9,237,414
China Life Insurance Class H	829,000	1,360,447
China Merchants Bank Class H	566,500	2,876,698
Credicorp	65,638	8,689,815
FirstRand	3,708,117	12,568,289
Grupo Financiero Banorte Class O	983,000	8,276,402

	Number of shares	Value (US $)
Common Stocks (continued)
Financials (continued)
Hana Financial Group	137,987	$4,321,611
ICICI Bank	2,309,731	24,682,813
Industrial & Commercial Bank of China Class H	12,798,000	6,801,364
Kasikornbank	442,300	1,713,840
KB Financial Group	78,074	2,851,433
Lufax Holding ADR	863,596	1,761,736
Ping An Insurance Group Co. of China Class H	337,500	2,183,360
Saudi National Bank	676,662	8,286,227
Sberbank of Russia ADR =, †	1,032,386	0
Shinhan Financial Group	137,336	3,730,776
Standard Bank Group	416,439	4,037,722
		205,728,505
Healthcare — 2.29%
Bangkok Dusit Medical Services	1,868,700	1,612,126
Bloomage Biotechnology Class A	62,950	1,039,545
China Resources Sanjiu Medical & Pharmaceutical Class A	359,300	3,003,818
CSPC Pharmaceutical Group	5,732,000	5,619,180
Daan Gene Class A	333,740	782,403
Imeik Technology Development Class A	29,574	2,405,815
Shenzhen Mindray Bio-Medical Electronics Class A	62,200	2,822,148
Wuxi Biologics Cayman 144A #, †	596,500	3,675,610
		20,960,645
Industrials — 5.21%
Airports of Thailand †	1,594,300	3,313,138
Contemporary Amperex Technology Class A	16,604	982,817
Evergreen Marine Taiwan	503,200	2,635,445
GoodWe Technologies	26,353	1,112,517
Guangzhou Great Power Energy & Technology	111,300	922,443
KOC Holding	1,758,780	7,025,324
Korea Aerospace Industries	150,399	5,492,332
Larsen & Toubro	736,228	19,433,704
Wan Hai Lines	200,300	453,324
Xiamen C & D Class A	995,158	1,745,056
Yang Ming Marine Transport	913,000	1,938,238
YTO Express Group Class A	331,200	882,043
ZTO Express Cayman ADR	59,679	1,710,400
		47,646,781
Information Technology — 23.34%
Delta Electronics	299,794	2,974,448
E Ink Holdings	467,000	2,850,403
eMemory Technology	58,382	3,593,881
HCL Technologies	318,170	4,223,893
Hon Hai Precision Industry	1,045,000	3,577,029
Infosys	1,079,360	18,870,604
Largan Precision	32,000	2,294,215
Lenovo Group	1,030,000	1,115,917
LG Innotek	23,687	4,967,458
MediaTek	526,879	13,659,931
Nan Ya Printed Circuit Board	363,000	3,402,749
Novatek Microelectronics	458,000	6,508,424
Parade Technologies	28,000	969,412
Samsung Electro-Mechanics	8,760	1,034,304
Samsung Electronics	909,589	44,980,051
Samsung SDI	4,115	2,337,480
SK Hynix	51,113	3,497,916
Taiwan Semiconductor Manufacturing	3,900,404	68,353,104
Tata Consultancy Services	300,810	11,791,105
Unimicron Technology	1,291,000	6,296,556
United Microelectronics	1,668,000	2,918,888
Wiwynn	85,000	3,153,622
		213,371,390
Materials — 5.15%
Asian Paints	67,617	2,278,130
Guangzhou Tinci Materials Technology Class A	83,040	507,805
Hindalco Industries	385,946	1,913,569
Hubei Xingfa Chemicals Group Class A	524,201	2,326,281
Jiangsu Eastern Shenghong Class A	208,360	412,478
LG Chem	14,376	7,895,214
POSCO Holdings	29,476	8,339,388
Saudi Basic Industries	296,890	7,164,420
Sichuan Yahua Industrial Group Class A	284,200	876,993
Tata Steel	1,332,556	1,702,302
Vale	604,723	9,556,829
Vedanta	215,893	723,220
YongXing Special Materials Technology Class A	86,100	1,055,805
Yunnan Aluminium Class A	715,100	1,415,084
Zangge Mining Class A	255,200	898,436
		47,065,954
Real Estate — 1.37%
China Overseas Land & Investment	1,337,500	3,226,689
China Resources Land	1,486,000	6,766,998

Consolidated schedules of investments

Delaware Ivy Systematic Emerging Markets Equity Fund

	Number of shares	Value (US $)
Common Stocks (continued)
Real Estate (continued)
Country Garden Services Holdings	703,000	$1,212,036
Etalon Group GDR †	2,791,564	0
Longfor Group Holdings 144A #	466,500	1,315,701
		12,521,424
Utilities — 0.32%
Centrais Eletricas Brasileiras	445,920	2,925,320
		2,925,320
Total Common Stocks (cost $831,209,478)		905,048,641

Preferred Stocks — 0.56%
Petroleo Brasileiro 42.97%	1,057,598	4,882,714
Sociedad Quimica y Minera de Chile Class B 10.72%	3,154	253,149
Total Preferred Stocks (cost $3,457,111)		5,135,863

Short-Term Investments — 0.18%
Money Market Mutual Funds — 0.18%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	419,280	419,280
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	419,280	419,280
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	419,280	419,280
Morgan Stanley Institutional
Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	419,279	419,279
Total Short-Term Investments (cost $1,677,119)		1,677,119
Total Value of Securities—99.72% (cost $836,343,708)		$911,861,623

†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $27,440,249, which represents 3.00% of the Fund's net assets. See Note 13 in “Notes to financial statements."
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Value Fund	March 31, 2023
	Number of shares	Value (US $)
Common Stocks — 98.89%
Communication Services — 9.00%
Comcast Class A	519,000	$19,675,290
Verizon Communications	498,139	19,372,626
Walt Disney †	217,208	21,749,037
		60,796,953
Consumer Discretionary — 6.30%
Lowe's	107,867	21,570,164
TJX	268,245	21,019,678
		42,589,842
Consumer Staples — 12.11%
Archer-Daniels-Midland	247,200	19,691,952
Conagra Brands	563,378	21,160,477
Dollar General	97,519	20,523,849
Dollar Tree †	142,385	20,439,367
		81,815,645
Energy — 2.90%
ConocoPhillips	197,791	19,622,845
		19,622,845
Financials — 11.66%
American International Group	362,940	18,277,658
Fidelity National Information Services	258,903	14,066,200
MetLife	338,143	19,592,006
Truist Financial	397,433	13,552,465
US Bancorp	368,200	13,273,610
		78,761,939
Healthcare — 17.39%
Baxter International	503,859	20,436,521
Cigna	69,477	17,753,458
CVS Health	222,581	16,539,994
Hologic †	252,470	20,374,329
Johnson & Johnson	137,472	21,308,160
Merck & Co.	198,136	21,079,689
		117,492,151
Industrials — 12.72%
Dover	143,310	21,774,521
Honeywell International	106,080	20,274,010
Northrop Grumman	45,100	20,823,572
Raytheon Technologies	235,600	23,072,308
		85,944,411
Information Technology — 17.37%
Broadcom	38,474	24,682,610
Cisco Systems	474,619	24,810,708
Cognizant Technology Solutions Class A	345,673	21,061,856
Motorola Solutions	89,146	25,507,345
Oracle	229,377	21,313,711
		117,376,230
Materials — 3.28%
DuPont de Nemours	308,640	22,151,093
		22,151,093
Real Estate — 2.77%
Equity Residential	311,596	18,695,760
		18,695,760
Utilities — 3.39%
Edison International	324,759	22,924,738
		22,924,738
Total Common Stocks (cost $681,805,936)		668,171,607

Short-Term Investments — 0.58%
Money Market Mutual Funds — 0.58%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	974,973	974,973
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	974,973	974,973
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	974,973	974,973
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	974,973	974,973
Total Short-Term Investments (cost $3,899,892)		3,899,892
Total Value of Securities—99.47% (cost $685,705,828)		$672,071,499

†	Non-income producing security.

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Ivy Funds	March 31, 2023
	Delaware	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Global Value	Core Bond	Core Equity	Global Bond
	Equity Fund	Fund	Fund	Fund
Assets:
Investments, at value*	$319,547,101	$475,552,840	$3,431,972,260	$422,026,273
Cash	—	61,209	—	1,962,165
Cash collateral due from brokers	—	1,552,107	—	3,830,999
Foreign currencies, at valueΔ	2,015	—	—	644,787
Receivable for securities sold	1,012,821	916,580	26,390,938	—
Foreign tax reclaims receivable	877,667	—	—	—
Dividends and interest receivable	683,560	3,366,493	1,707,296	4,594,576
Receivable for fund shares sold	563,812	991,815	2,443,887	307,887
Prepaid expenses	21,749	37,221	33,107	25,732
Securities lending income receivable	1,027	—	208	6,258
Variation margin due from broker on futures contracts	—	147,155	—	55,335
Unrealized appreciation on foreign currency exchange contracts	—	—	—	1,068,546
Receivable due from Advisor	—	275,393	—	—
Variation margin due from brokers on centrally cleared credit default swap contracts	—	35,552	—	—
Other assets	38,088	53,664	138,723	42,732
Total Assets	322,747,840	482,990,029	3,462,686,419	434,565,290
Liabilities:
Options written, at valueS	—	—	—	548,093
Due to custodian	701,658	—	827	—
Payable for fund shares redeemed	844,538	1,753,793	4,060,190	409,725
Other accrued expenses	313,861	778,208	2,363,956	315,763
Investment management fees payable to affiliates	154,028	—	1,720,070	203,882
Administration expenses payable to affiliates	66,840	110,266	114,321	54,518
Distribution fees payable to affiliates	43,079	—	558,011	26,223
Payable for securities purchased	—	10,220,747	43,102,301	4,053,843
Distribution payable	—	7,063	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	—	481,184
Cash collateral due to brokers	—	—	—	270,000
Due to broker	—	32,306	—	—
Total Liabilities	2,124,004	12,902,383	51,919,676	6,363,231
Total Net Assets	$320,623,836	$470,087,646	$3,410,766,743	$428,202,059

Net Assets Consist of:
Paid-in capital	$336,050,174	$573,744,606	$2,052,675,808	$537,349,015
Total distributable earnings (loss)	(15,426,338)	(103,656,960)	1,358,090,935	(109,146,956)
Total Net Assets	$320,623,836	$470,087,646	$3,410,766,743	$428,202,059

	Delaware	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Global Value	Core Bond	Core Equity	Global Bond
	Equity Fund	Fund	Fund	Fund
Net Asset Value

Class A:
Net assets	$197,879,133	$135,039,493	$2,574,629,506	$111,266,215
Shares of beneficial interest outstanding, unlimited authorization, no par	24,556,521	14,457,248	175,237,181	12,237,303
Net asset value per share	$8.06	$9.34	$14.69	$9.09
Sales charge	5.75%	4.50%	5.75%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.55	$9.78	$15.59	$9.52

Class C:
Net assets	$2,384,130	$4,021,920	$17,253,263	$2,675,293
Shares of beneficial interest outstanding, unlimited authorization, no par	298,805	430,590	1,555,614	294,433
Net asset value per share	$7.98	$9.34	$11.09	$9.09

Class I:
Net assets	$117,590,062	$250,768,755	$744,911,232	$179,445,855
Shares of beneficial interest outstanding, unlimited authorization, no par	14,538,230	26,844,191	42,155,615	19,740,553
Net asset value per share	$8.09	$9.34	$17.67	$9.09

Class R:
Net assets	$231,453	$890,547	$231,040	$257,078
Shares of beneficial interest outstanding, unlimited authorization, no par	28,776	95,325	15,969	28,341
Net asset value per share	$8.04	$9.34	$14.47	$9.07

Class R6:
Net assets	$1,129,666	$74,458,081	$48,677,129	$132,678,812
Shares of beneficial interest outstanding, unlimited authorization, no par	139,189	7,971,735	2,745,117	14,595,337
Net asset value per share	$8.12	$9.34	$17.73	$9.09

Class Y:
Net assets	$1,409,392	$4,908,850	$25,064,573	$1,878,806
Shares of beneficial interest outstanding, unlimited authorization, no par	174,824	525,511	1,489,249	206,650
Net asset value per share	$8.06	$9.34	$16.83	$9.09
________________
*Investments, at cost	$310,641,699	$497,002,376	$2,258,666,683	$433,219,410
ΔForeign currencies, at cost	2,013	—	—	645,185
SOptions written, premium received	—	—	—	(990,335)

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Ivy Funds

			Delaware Ivy
	Delaware Ivy	Delaware Ivy	International	Delaware Ivy
	Global Growth	High Income	Core Equity	International
	Fund	Fund	Fund	Value Fund
Assets:
Investments, at value*	$538,404,472	$2,365,064,130	$1,336,885,547	$130,879,049
Investments of affiliated issuers, at value**	—	118,286,307	—	—
Cash	—	2,368,931	—	112,992
Foreign currencies, at valueΔ	2,083	145,992	17,937,026	74,276
Dividends and interest receivable	399,807	47,361,443	5,152,030	276,139
Receivable for fund shares sold	391,893	14,651,944	1,261,075	613,373
Foreign tax reclaims receivable	296,494	—	7,076,146	983,751
Prepaid expenses	18,248	15,869	22,949	22,420
Securities lending income receivable	470	113,103	17,629	—
Receivable for securities sold	—	17,189,836	—	—
Unrealized appreciation on foreign currency exchange contracts	—	60,529	—	—
Other assets	59,752	127,957	48,268	36,517
Total Assets	539,573,219	2,565,386,041	1,368,400,670	132,998,517
Liabilities:
Due to custodian	—	—	301,737	—
Payable for fund shares redeemed	988,389	8,468,814	3,378,229	687,044
Other accrued expenses	964,485	3,408,738	1,160,746	171,836
Investment management fees payable to affiliates	312,898	1,195,819	733,478	70,223
Accrued capital gains taxes on appreciated securities	278,607	—	—	—
Administration expenses payable to affiliates	109,671	109,040	109,040	28,107
Distribution fees payable to affiliates	69,758	406,280	108,539	9,077
Payable for securities purchased	—	15,058,348	5,724,723	4,123,666
Distribution payable	—	236,853	—	—
Total Liabilities	2,723,808	28,883,892	11,516,492	5,089,953
Total Net Assets	$536,849,411	$2,536,502,149	$1,356,884,178	$127,908,564

Net Assets Consist of:
Paid-in capital	$420,451,728	$4,631,266,358	$1,277,910,028	$144,214,967
Total distributable earnings (loss)	116,397,683	(2,094,764,209)	78,974,150	(16,306,403)
Total Net Assets	$536,849,411	$2,536,502,149	$1,356,884,178	$127,908,564

	Delaware Ivy	Delaware Ivy	Delaware Ivy International	Delaware Ivy
	Global Growth	High Income	Core Equity	International
	Fund	Fund	Fund	Value Fund
Net Asset Value

Class A:
Net assets	$333,400,296	$1,196,374,566	$278,606,280	$41,664,458
Shares of beneficial interest outstanding, unlimited authorization, no par	11,358,953	203,883,455	14,792,443	2,794,079
Net asset value per share	$29.35	$5.87	$18.83	$14.91
Sales charge	5.75%	4.50%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$31.14	$6.15	$19.98	$15.82

Class C:
Net assets	$2,186,619	$141,497,390	$28,549,131	$395,451
Shares of beneficial interest outstanding, unlimited authorization, no par	118,863	24,113,525	1,742,130	29,236
Net asset value per share	$18.40	$5.87	$16.39	$13.53

Class I:
Net assets	$196,155,194	$1,035,891,094	$723,001,867	$40,057,971
Shares of beneficial interest outstanding, unlimited authorization, no par	6,355,402	176,538,230	38,056,520	2,595,499
Net asset value per share	$30.86	$5.87	$19.00	$15.43

Class R:
Net assets	$715,777	$34,322,350	$41,758,369	$132,368
Shares of beneficial interest outstanding, unlimited authorization, no par	25,153	5,848,970	2,219,968	8,920
Net asset value per share	$28.46	$5.87	$18.81	$14.84

Class R6:
Net assets	$2,908,402	$59,659,185	$243,848,371	$44,969,164
Shares of beneficial interest outstanding, unlimited authorization, no par	93,711	10,166,848	12,798,834	2,904,091
Net asset value per share	$31.04	$5.87	$19.05	$15.48

Class Y:
Net assets	$1,483,123	$68,757,564	$41,120,160	$689,152
Shares of beneficial interest outstanding, unlimited authorization, no par	50,006	11,716,540	2,165,909	45,290
Net asset value per share	$29.66	$5.87	$18.99	$15.22
_________________
*Investments, at cost	$434,363,883	$2,711,009,030	$1,187,387,072	$133,732,958
**Investments of affiliated issuers, at cost	—	294,821,686	—	—
ΔForeign currencies, at cost	2,114	196,430	18,415,322	91,657

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Ivy Funds

			Delaware Ivy
			Managed
	Delaware Ivy	Delaware Ivy	International	Delaware Ivy
	Large Cap	Limited-Term	Opportunities	Mid Cap
	Growth Fund	Bond Fund	Fund	Growth Fund
Assets:
Investments, at value*	$5,074,300,517	$554,455,632	$387,944	$5,889,718,855
Investments of affiliated issuers, at value**	—	—	77,934,648	—
Cash	41,267,928	—	122	—
Cash collateral due from brokers	—	519,420	—	—
Receivable for fund shares sold	9,493,771	722,834	71,242	6,992,655
Dividends and interest receivable	2,639,609	4,296,946	1,470	2,207,885
Prepaid expenses	244,948	12,314	—	41,587
Foreign tax reclaims receivable	42,977	—	—	—
Securities lending income receivable	15,183	670	—	4,014
Receivable for securities sold	—	180,524	76,297	12,108,729
Variation margin due from broker on futures contracts	—	47,391	—	—
Other assets	113,482	51,431	33,443	67,060
Total Assets	5,128,118,415	560,287,162	78,505,166	5,911,140,785
Liabilities:
Due to custodian	—	22,410	—	243
Payable for fund shares redeemed	6,971,041	2,250,263	145,522	6,667,995
Investment management fees payable to affiliates	2,704,052	177,103	3,294	3,417,554
Other accrued expenses	1,736,792	436,433	79,132	1,155,045
Distribution fees payable to affiliates	476,488	67,982	8,130	462,772
Administration expenses payable to affiliates	109,236	111,121	19,957	109,040
Payable for securities purchased	—	145,426	—	22,176,158
Distribution payable	—	14,869	—	—
Total Liabilities	11,997,609	3,225,607	256,035	33,988,807
Total Net Assets	$5,116,120,806	$557,061,555	$78,249,131	$5,877,151,978

Net Assets Consist of:
Paid-in capital	$2,516,610,121	$611,446,627	$68,387,600	$4,311,497,439
Total distributable earnings (loss)	2,599,510,685	(54,385,072)	9,861,531	1,565,654,539
Total Net Assets	$5,116,120,806	$557,061,555	$78,249,131	$5,877,151,978

			Delaware Ivy
			Managed
	Delaware Ivy	Delaware Ivy	International	Delaware Ivy
	Large Cap	Limited-Term	Opportunities	Mid Cap
	Growth Fund	Bond Fund	Fund	Growth Fund
Net Asset Value

Class A:
Net assets	$2,127,512,907	$286,217,656	$36,341,215	$1,582,726,115
Shares of beneficial interest outstanding, unlimited authorization, no par	84,497,042	27,578,973	3,887,355	60,554,489
Net asset value per share	$25.18	$10.38	$9.35	$26.14
Sales charge	5.75%	2.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$26.72	$10.67	$9.92	$27.73

Class C:
Net assets	$44,772,500	$7,123,793	$565,758	$75,825,730
Shares of beneficial interest outstanding, unlimited authorization, no par	2,564,606	686,450	63,160	3,957,632
Net asset value per share	$17.46	$10.38	$8.96	$19.16

Class I:
Net assets	$2,723,100,994	$257,145,767	$41,078,613	$2,887,695,446
Shares of beneficial interest outstanding, unlimited authorization, no par	98,900,391	24,778,072	4,338,279	96,774,185
Net asset value per share	$27.53	$10.38	$9.47	$29.84

Class R:
Net assets	$10,598,488	$335,882	$90,961	$58,838,886
Shares of beneficial interest outstanding, unlimited authorization, no par	455,635	32,364	9,808	2,381,156
Net asset value per share	$23.26	$10.38	$9.27	$24.71

Class R6:
Net assets	$185,286,600	$4,283,833	$76,415	$1,048,373,665
Shares of beneficial interest outstanding, unlimited authorization, no par	6,668,973	412,765	8,064	34,706,200
Net asset value per share	$27.78	$10.38	$9.48	$30.21

Class Y:
Net assets	$24,849,317	$1,954,624	$96,169	$223,692,136
Shares of beneficial interest outstanding, unlimited authorization, no par	946,936	188,345	10,265	7,976,778
Net asset value per share	$26.24	$10.38	$9.37	$28.04
________________
*Investments, at cost	$2,509,132,708	$570,719,968	$387,944	$4,582,128,926
**Investments of affiliated issuers, at cost	—	—	64,304,504	—
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Ivy Funds

	Delaware Ivy
	Mid Cap
	Income	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Opportunities	Municipal	Municipal High	Small Cap
	Fund	Bond Fund	Income Fund	Growth Fund
Assets:
Investments, at value*	$1,279,608,658	$350,650,621	$506,157,547	$1,535,487,110
Cash	2,050	—	—	2,347
Receivable for securities sold	40,430,210	—	6,284,214	12,567,818
Receivable for fund shares sold	3,170,445	178,633	229,599	1,132,721
Dividends and interest receivable	1,392,522	3,541,029	6,059,085	234,095
Prepaid expenses	8,803	10,700	41,645	14,933
Securities lending income receivable	2,037	—	—	3,460
Other assets	88,611	57,327	35,072	75,038
Total Assets	1,324,703,336	354,438,310	518,807,162	1,549,517,522
Liabilities:
Due to custodian	—	79,736	180,200	—
Payable for securities purchased	28,616,584	—	—	9,192,324
Payable for fund shares redeemed	4,437,505	675,438	1,178,132	1,948,906
Investment management fees payable to affiliates	840,106	97,376	189,134	935,190
Other accrued expenses	697,899	304,647	648,850	1,282,914
Administration expenses payable to affiliates	127,587	83,489	109,813	124,422
Distribution fees payable to affiliates	1,731	54,910	85,962	195,184
Distribution payable	—	12,380	70,197	—
Total Liabilities	34,721,412	1,307,976	2,462,288	13,678,940
Total Net Assets	$1,289,981,924	$353,130,334	$516,344,874	$1,535,838,582

Net Assets Consist of:
Paid-in capital	$1,017,986,087	$393,451,369	$693,764,688	$1,324,682,898
Total distributable earnings (loss)	271,995,837	(40,321,035)	(177,419,814)	211,155,684
Total Net Assets	$1,289,981,924	$353,130,334	$516,344,874	$1,535,838,582

	Delaware Ivy
	Mid Cap
	Income	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Opportunities	Municipal	Municipal High	Small Cap
	Fund	Bond Fund	Income Fund	Growth Fund
Net Asset Value

Class A:
Net assets	$171,182,564	$244,980,711	$357,077,902	$681,797,958
Shares of beneficial interest outstanding, unlimited authorization, no par	9,915,088	24,198,612	83,323,527	58,435,749
Net asset value per share	$17.26	$10.12	$4.29	$11.67
Sales charge	5.75%	4.50%	4.50%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$18.31	$10.60	$4.49	$12.38

Class C:
Net assets	$20,280,453	$3,400,916	$10,441,657	$20,606,674
Shares of beneficial interest outstanding, unlimited authorization, no par	1,177,490	335,938	2,436,563	3,090,679
Net asset value per share	$17.22	$10.12	$4.29	$6.67

Class I:
Net assets	$996,722,118	$103,953,048	$144,710,075	$560,402,615
Shares of beneficial interest outstanding, unlimited authorization, no par	57,705,697	10,268,830	33,767,287	28,900,748
Net asset value per share	$17.27	$10.12	$4.29	$19.39

Class R:
Net assets	$1,130,753	$—	$—	$43,146,054
Shares of beneficial interest outstanding, unlimited authorization, no par	65,497	—	—	3,913,515
Net asset value per share	$17.26	$—	$—	$11.02

Class R6:
Net assets	$89,010,210	$795,659	$1,117,810	$157,250,830
Shares of beneficial interest outstanding, unlimited authorization, no par	5,151,792	78,584	260,849	8,030,091
Net asset value per share	$17.28	$10.12	$4.29	$19.58

Class Y:
Net assets	$11,655,826	$—	$2,997,430	$72,634,451
Shares of beneficial interest outstanding, unlimited authorization, no par	671,166	—	699,381	4,196,865
Net asset value per share	$17.37	$—	$4.29	$17.31
_________________
*Investments, at cost	$1,017,929,729	$361,375,392	$600,306,550	$1,366,136,829

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Ivy Funds

		Delaware Ivy
		Systematic
	Delaware Ivy	Emerging
	Smid Cap	Markets Equity	Delaware Ivy
	Core Fund	Fund[f]	Value Fund
Assets:
Investments, at value*	$348,431,848	$911,861,623	$672,071,499
Cash	—	302,373	3,311
Foreign currencies, at valueΔ	—	3,086,006	—
Receivable for fund shares sold	302,822	1,012,407	763,834
Dividends and interest receivable	278,607	3,751,200	1,140,283
Prepaid expenses	222,443	25,491	15,494
Securities lending income receivable	930	3,986	—
Receivable for securities sold	—	—	3,840,523
Foreign tax reclaims receivable	—	86,866	71,780
Other assets	60,437	47,898	64,541
Total Assets	349,297,087	920,177,850	677,971,265
Liabilities:
Payable for fund shares redeemed	632,366	1,627,466	1,569,746
Investment management fees payable to affiliates	448,714	457,551	385,968
Distribution fees payable to affiliates	355,295	65,219	73,057
Administration expenses payable to affiliates	79,627	110,410	108,957
Other accrued expenses	—	849,795	184,588
Accrued capital gains taxes on appreciated securities	—	2,677,428	—
Total Liabilities	1,516,002	5,787,869	2,322,316
Total Net Assets	$347,781,085	$914,389,981	$675,648,949

Net Assets Consist of:
Paid-in capital	$356,233,989	$853,542,781	$554,417,101
Total distributable earnings (loss)	(8,452,904)	60,847,200	121,231,848
Total Net Assets	$347,781,085	$914,389,981	$675,648,949

		Delaware Ivy
		Systematic
	Delaware Ivy	Emerging
	Smid Cap	Markets Equity	Delaware Ivy
	Core Fund	Fund[f]	Value Fund
Net Asset Value

Class A:
Net assets	$111,950,358	$179,755,252	$318,903,285
Shares of beneficial interest outstanding, unlimited authorization, no par	8,474,187	10,345,768	15,173,031
Net asset value per share	$13.21	$17.37	$21.02
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$14.02	$18.43	$22.30

Class C:
Net assets	$12,187,628	$23,136,166	$6,143,157
Shares of beneficial interest outstanding, unlimited authorization, no par	1,241,434	1,622,049	312,566
Net asset value per share	$9.82	$14.26	$19.65

Class I:
Net assets	$159,793,662	$532,765,930	$346,248,502
Shares of beneficial interest outstanding, unlimited authorization, no par	10,459,671	29,404,333	16,348,337
Net asset value per share	$15.28	$18.12	$21.18

Class R:
Net assets	$18,550,536	$6,070,087	$20,016
Shares of beneficial interest outstanding, unlimited authorization, no par	1,426,125	354,657	957
Net asset value per share	$13.01	$17.12	$20.92

Class R6:
Net assets	$39,950,734	$144,998,932	$4,246,911
Shares of beneficial interest outstanding, unlimited authorization, no par	2,580,656	7,957,151	198,653
Net asset value per share	$15.48	$18.22	$21.38

Class Y:
Net assets	$5,348,167	$27,663,614	$87,078
Shares of beneficial interest outstanding, unlimited authorization, no par	370,839	1,555,024	4,153
Net asset value per share	$14.42	$17.79	$20.97
_________________
*Investments, at cost	$343,582,887	$836,343,708	$685,705,828
ΔForeign currencies, at cost	—	3,084,708	—

f Consolidated statement of assets and liabilities.

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Ivy Funds	Year ended March 31, 2023
	Delaware Global Value	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Equity Fund	Core Bond Fund	Core Equity Fund	Global Bond Fund
Investment Income:
Dividends	$9,452,615	$600,810	$49,524,645	$427,906
Reclaim income	587,520	—	—	—
Securities lending income	127,466	42,050	11,220	79,972
Interest	—	21,634,509	—	15,237,626
Foreign tax withheld	(881,731)	—	(61,506)	(10,215)
	9,285,870	22,277,369	49,474,359	15,735,289
Expenses:
Investment advisory fees	2,634,680	3,023,401	23,497,037	2,716,376
Distribution expenses — Class A	539,212	367,635	7,010,910	314,219
Distribution expenses — Class C	35,431	46,978	201,921	29,073
Distribution expenses — Class E	2,311	2,020	8,674	—
Distribution expenses — Class R	1,372	4,288	1,114	1,311
Distribution expenses — Class Y	3,421	13,598	64,824	2,253
Dividend disbursing and transfer agent fees and expenses	757,658	501,178	3,938,167	465,860
Accounting and administration expenses	136,116	197,627	513,817	129,479
Registration fees	109,921	104,431	140,897	81,233
Trustees’ fees and expenses	72,983	56,569	378,829	61,780
Custodian fees	48,457	24,477	55,360	8,103
Audit and tax fees	24,839	41,876	27,519	37,883
Reports and statements to shareholders servicing expenses	16,294	17,024	125,037	16,502
Legal fees	1,836	2,811	80,731	1,084
Other	32,486	48,095	165,135	25,253
	4,417,017	4,452,008	36,209,972	3,890,409
Less expenses waived	(49,844)	(1,071,741)	(153,248)	(128,664)
Less waived distribution expenses — Class A	(274,839)	(183,158)	(487,496)	(275,512)
Less waived distribution expenses — Class C	(7,945)	(11,552)	(30,398)	(9,632)
Less waived distribution expenses — Class E	(2,339)	(1,413)	(6,340)	—
Less waived distribution expenses — Class R	—	(7)	—	(10)
Less waived distribution expenses — Class Y	—	(881)	(6,469)	(63)
Less expenses paid indirectly	(931)	(1,102)	(3,655)	(915)
Total operating expenses	4,081,119	3,182,154	35,522,366	3,475,613
Net Investment Income (Loss)	5,204,751	19,095,215	13,951,993	12,259,676

	Delaware
	Global Value	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Equity Fund	Core Bond Fund	Core Equity Fund	Global Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(24,129,031)	$(69,411,840)	$353,974,155	$(31,767,672)
Foreign currencies	(141,267)	—	—	(1,290,457)
Foreign currency exchange contracts	(153,471)	—	—	(792,109)
Futures contracts	—	(5,691,004)	—	1,609,313
Options purchased	—	(142,363)	—	(610,767)
Options written	—	—	—	939,222
Swap contracts	—	161	—	(259,233)
Net realized gain (loss)	(24,423,769)	(75,245,046)	353,974,155	(32,171,703)

Net change in unrealized appreciation (depreciation) on:
Investments	26,529,841	10,626,874	(714,374,302)	8,532,512
Foreign currencies	32,710	—	—	64,299
Foreign currency exchange contracts	(3,220)	—	—	(479,460)
Futures contracts	—	4,108,445	—	647,349
Options purchased	—	—	—	(451,387)
Options written	—	—	—	372,790
Swap contracts	—	113,882	—	8,146
Net change in unrealized appreciation (depreciation)	26,559,331	14,849,201	(714,374,302)	8,694,249
Net Realized and Unrealized Gain (Loss)	2,135,562	(60,395,845)	(360,400,147)	(23,477,454)
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,340,313	$(41,300,630)	$(346,448,154)	$(11,217,778)

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Ivy Funds

			Delaware Ivy
	Delaware Ivy	Delaware Ivy	International	Delaware Ivy
	Global Growth Fund	High Income Fund	Core Equity Fund	International Value Fund
Investment Income:
Dividends	$12,092,187	$6,921,837	$49,595,498	$3,417,746
Reclaim income	535,610	—	2,528,033	305,151
Securities lending income	50,075	4,400,921	297,556	65,190
Interest	—	214,121,636	153,955	—
Interest from affiliated investments	—	7,569,437	—	—
Foreign tax withheld	(902,181)	—	(4,916,497)	(427,991)
	11,775,691	233,013,831	47,658,545	3,360,096

Expenses:
Investment advisory fees	5,473,907	15,300,833	12,083,285	1,152,392
Distribution expenses — Class A	921,214	3,233,120	693,885	106,509
Distribution expenses — Class C	26,456	1,678,549	339,684	4,759
Distribution expenses — Class E	—	3,893	3,554	—
Distribution expenses — Class R	3,618	185,907	208,605	190
Distribution expenses — Class Y	4,088	188,837	106,063	1,884
Dividend disbursing and transfer agent fees and expenses	919,447	3,963,565	1,128,057	253,653
Accounting and administration expenses	204,248	427,212	291,955	74,800
Trustees’ fees and expenses	110,148	339,142	185,798	75,417
Registration fees	78,512	137,771	106,301	72,205
Custodian fees	48,556	72,807	277,411	26,911
Audit and tax fees	24,703	42,559	28,567	28,493
Reports and statements to shareholders servicing expenses	16,582	19,046	17,772	16,082
Legal fees	4,121	537,411	4,771	391
Other	236,720	367,478	104,493	28,367
	8,072,320	26,498,130	15,580,201	1,842,053
Less expenses waived	(142,148)	(29)	(2,132,789)	(274,082)
Less waived distribution expenses — Class A	(372,295)	(301,906)	(432,147)	(48,632)
Less waived distribution expenses — Class C	(8,536)	(166,612)	(78,103)	(993)
Less waived distribution expenses — Class E	—	(3,718)	(3,601)	—
Less waived distribution expenses — Class R	(8)	—	(358)	(4)
Less waived distribution expenses — Class Y	(296)	—	(4,110)	(127)
Less expenses paid indirectly	(1,359)	(2,802)	(1,808)	(470)
Total operating expenses	7,547,678	26,023,063	12,927,285	1,517,745
Net Investment Income (Loss)	4,228,013	206,990,768	34,731,260	1,842,351

			Delaware Ivy
	Delaware Ivy	Delaware Ivy	International	Delaware Ivy
	Global Growth Fund	High Income Fund	Core Equity Fund	International Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$44,947,443	$(231,848,901)	$(11,491,812)	$(12,746,680)
Foreign currencies	199,345	(2,953,131)	(1,630,749)	(178,483)
Foreign currency exchange contracts	(407,791)	2,302,527	(2,851,758)	(200,197)
Net realized gain (loss)	44,738,997	(232,499,505)	(15,974,319)	(13,125,360)

Net change in unrealized appreciation (depreciation) on:
Investments[1]	(103,276,900)	(239,766,509)	(62,147,906)	4,950,227
Affiliated investments	—	35,150,173	—	—
Foreign currencies	(24,143)	(56,463)	(750,538)	(16,655)
Foreign currency exchange contracts	(988)	689,735	(12,362)	(1,715)
Net change in unrealized appreciation (depreciation)	(103,302,031)	(203,983,064)	(62,910,806)	4,931,857
Net Realized and Unrealized Gain (Loss)	(58,563,034)	(436,482,569)	(78,885,125)	(8,193,503)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(54,335,021)	$(229,491,801)	$(44,153,865)	$(6,351,152)
[1]	Includes $590,138 capital gains tax paid and $278,607 capital gains tax accrued for Delaware Ivy Global Growth Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Ivy Funds

			Delaware Ivy
	Delaware Ivy	Delaware Ivy	Managed International	Delaware Ivy
	Large Cap Growth Fund	Limited-Term Bond Fund	Opportunities Fund	Mid Cap Growth Fund
Investment Income:
Dividends	$33,482,019	$202,536	$11,572	$28,940,844
Securities lending income	309,189	75,872	—	442,325
Dividends from affiliated investments	—	—	760,740	—
Interest	—	20,094,422	—	—
Foreign tax withheld	(304,189)	—	—	—
	33,487,019	20,372,830	772,312	29,383,169

Expenses:
Investment advisory fees	28,929,789	3,471,426	48,608	45,873,032
Distribution expenses — Class A	5,524,047	820,378	100,035	4,184,906
Distribution expenses — Class C	473,616	105,290	6,272	866,906
Distribution expenses — Class E	15,208	3,177	—	8,568
Distribution expenses — Class R	49,091	1,738	385	295,448
Distribution expenses — Class Y	65,405	4,977	271	559,353
Dividend disbursing and transfer agent fees and expenses	2,921,172	797,370	68,845	3,291,224
Accounting and administration expenses	616,757	208,460	61,130	731,280
Trustees’ fees and expenses	354,075	53,957	8,351	478,223
Registration fees	176,430	112,637	112,163	171,325
Custodian fees	62,382	17,199	1,661	132,320
Audit and tax fees	26,682	34,475	44,981	29,980
Reports and statements to shareholders servicing expenses	20,447	16,743	42,659	20,783
Legal fees	13,469	4,281	13,742	13,501
Other	131,935	45,664	13,460	138,687
	39,380,505	5,697,772	522,563	56,795,536
Less expenses waived	(821,225)	(240,275)	(38,314)	(2,480,728)
Less waived distribution expenses — Class A	(1,297,820)	(253,245)	(8,283)	(1,326,011)
Less waived distribution expenses — Class C	(72,278)	(16,823)	(502)	(124,188)
Less waived distribution expenses — Class E	(570)	(2,040)	—	(4,124)
Less waived distribution expenses — Class R	(93)	(9)	—	(1,354)
Less waived distribution expenses — Class Y	(1,121)	(238)	(27)	(3,077)
Less expenses paid indirectly	(3,721)	(1,068)	(360)	(4,086)
Total operating expenses	37,183,677	5,184,074	475,077	52,851,968
Net Investment Income (Loss)	(3,696,658)	15,188,756	297,235	(23,468,799)

			Delaware Ivy
	Delaware Ivy	Delaware Ivy	Managed International	Delaware Ivy
	Large Cap Growth Fund	Limited-Term Bond Fund	Opportunities Fund	Mid Cap Growth Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$192,458,427	$(19,695,820)	$—	$567,038,566
Affiliated investments	—	—	(6,131,150)	—
Capital gain received from investments in affiliated funds	—	—	7,067,802	—
Foreign currencies	(10,461)	—	—	—
Foreign currency exchange contracts	18,009	—	—	—
Futures contracts	—	(4,885,500)	—	—
Options written	—	—	—	5,097,960
Swap contracts	—	234,901	—	—
Net realized gain (loss)	192,465,975	(24,346,419)	936,652	572,136,526

Net change in unrealized appreciation (depreciation) on:
Investments	(716,913,321)	3,683,597	—	(1,310,789,074)
Affiliated investments	—	—	(9,469,527)	—
Futures contracts	—	1,270,194	—	—
Options written	—	—	—	(1,901,379)
Net change in unrealized appreciation (depreciation)	(716,913,321)	4,953,791	(9,469,527)	(1,312,690,453)
Net Realized and Unrealized Gain (Loss)	(524,447,346)	(19,392,628)	(8,532,875)	(740,553,927)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(528,144,004)	$(4,203,872)	$(8,235,640)	$(764,022,726)

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Ivy Funds

	Delaware Ivy
	Mid Cap Income	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Opportunities Fund	Municipal Bond Fund	Municipal High Income Fund	Small Cap Growth Fund
Investment Income:
Dividends	$38,101,078	$33,855	$41,594	$9,221,629
Dividends from affiliated funds	603,908	—	—	—
Securities lending income	40,676	—	—	1,673,164
Interest	—	19,439,179	28,106,924	—
	38,745,662	19,473,034	28,148,518	10,894,793

Expenses:
Investment advisory fees	12,126,237	2,410,699	3,426,069	14,515,743
Distribution expenses — Class A	423,709	746,017	1,103,789	1,934,611
Distribution expenses — Class C	228,279	39,804	134,333	253,328
Distribution expenses — Class E	—	—	—	5,902
Distribution expenses — Class R	5,622	—	—	224,325
Distribution expenses — Class Y	40,627	—	8,092	197,058
Dividend disbursing and transfer agent fees and expenses	353,487	386,292	450,332	1,988,092
Accounting and administration expenses	277,949	158,303	201,998	322,357
Registration fees	130,528	72,006	92,185	115,539
Trustees’ fees and expenses	86,900	155,029	96,203	222,951
Audit and tax fees	27,614	36,665	36,359	27,547
Reports and statements to shareholders servicing expenses	16,921	16,403	18,396	17,998
Custodian fees	15,834	8,588	10,705	35,923
Legal fees	3,365	4,398	8,742	8,928
Other	32,948	35,226	97,833	76,207
	13,770,020	4,069,430	5,685,036	19,946,509
Less expenses waived	(959,040)	(328,978)	(101,408)	(406,992)
Less waived distribution expenses — Class A	(129,508)	(269,580)	(184,001)	(840,571)
Less waived distribution expenses — Class C	(19,341)	(6,945)	(36,387)	(79,930)
Less waived distribution expenses — Class E	—	—	—	(5,223)
Less waived distribution expenses — Class R	(28)	—	—	(1,359)
Less waived distribution expenses — Class Y	(1,819)	—	(260)	(1,626)
Less expenses paid indirectly	(900)	(429)	(469)	(2,527)
Total operating expenses	12,659,384	3,463,498	5,362,511	18,608,281
Net Investment Income (Loss)	26,086,278	16,009,536	22,786,007	(7,713,488)

	Delaware Ivy
	Mid Cap Income	Delaware Ivy	Delaware Ivy	Delaware Ivy
	Opportunities Fund	Municipal Bond Fund	Municipal High Income Fund	Small Cap Growth Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$19,004,118	$(32,262,958)	$(49,401,801)	$69,329,948
Affiliated investments	(1,376,599)	—	—	(20,140,630)
Net realized gain (loss)	17,627,519	(32,262,958)	(49,401,801)	49,189,318

Net change in unrealized appreciation (depreciation) on:
Investments	(130,907,617)	(10,664,826)	(31,778,063)	(399,479,754)
Affiliated investments	3,086,646	—	—	3,003,208
Net change in unrealized appreciation (depreciation)	(127,820,971)	(10,664,826)	(31,778,063)	(396,476,546)
Net Realized and Unrealized Gain (Loss)	(110,193,452)	(42,927,784)	(81,179,864)	(347,287,228)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(84,107,174)	$(26,918,248)	$(58,393,857)	$(355,000,716)

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Ivy Funds

		Delaware Ivy
		Systematic
		Emerging
	Delaware Ivy	Markets Equity	Delaware Ivy
	Smid Cap Core Fund	Fund[f]	Value Fund
Investment Income:
Dividends	$6,964,552	$57,825,910	$26,193,089
Securities lending income	26,017	108,617	10,495
Foreign tax withheld	—	(5,989,896)	—
	6,990,569	51,944,631	26,203,584

Expenses:
Investment advisory fees	3,804,779	9,976,818	8,031,324
Distribution expenses — Class A	312,697	510,390	903,663
Distribution expenses — Class C	139,435	288,383	68,348
Distribution expenses — Class R	98,096	31,837	95
Distribution expenses — Class Y	15,205	66,499	242
Dividend disbursing and transfer agent fees and expenses	477,036	1,095,926	1,448,318
Accounting and administration expenses	155,765	254,656	249,069
Registration fees	88,157	117,726	95,283
Trustees’ fees and expenses	40,084	128,088	93,150
Audit and tax fees	27,517	33,092	30,518
Custodian fees	20,871	540,824	14,764
Reports and statements to shareholders servicing expenses	16,629	17,502	16,754
Legal fees	2,281	3,657	2,694
Other	25,376	79,512	34,342
	5,223,928	13,144,910	10,988,564
Less expenses waived	(342,584)	(2,965,537)	(31,024)
Less waived distribution expenses — Class A	(164,024)	(306,898)	(137,772)
Less waived distribution expenses — Class C	(20,043)	(50,044)	(6,295)
Less waived distribution expenses — Class R	(279)	(3)	(45)
Less waived distribution expenses — Class Y	(563)	—	(1)
Less expenses paid indirectly	(721)	(1,416)	(1,387)
Total operating expenses	4,695,714	9,821,012	10,812,040
Net Investment Income (Loss)	2,294,855	42,123,619	15,391,544

		Delaware Ivy
		Systematic
		Emerging
	Delaware Ivy	Markets Equity	Delaware Ivy
	Smid Cap Core Fund	Fund[f]	Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$(13,210,907)	$ 13,596,114	$298,521,757
Foreign currencies	—	(2,336,137)	—
Foreign currency exchange contracts	—	(1,812,203)	—
Options written	—	—	1,747,049
Net realized gain (loss)	(13,210,907)	9,447,774	300,268,806

Net change in unrealized appreciation (depreciation) on:
Investments[1]	(31,254,611)	(231,797,355)	(387,597,951)
Foreign currencies	—	(144,284)	—
Foreign currency exchange contracts	—	76,514	—
Net change in unrealized appreciation (depreciation)	(31,254,611)	(231,865,125)	(387,597,951)
Net Realized and Unrealized Gain (Loss)	(44,465,518)	(222,417,351)	(87,329,145)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(42,170,663)	$(180,293,732)$	(71,937,601)
[1]	Includes $6,672,146 capital gains tax paid and $2,677,428 capital gains tax accrued for Delaware Ivy Systematic Emerging Markets Equity Fund.

fConsolidated statement of operations.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware
	Global Value		Delaware Ivy
	Equity Fund		Core Bond Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,204,751	$9,114,877	$19,095,215	$21,373,162
Net realized gain (loss)	(24,423,769)	166,778,294	(75,245,046)	1,322,202
Net change in unrealized appreciation (depreciation)	26,559,331	(167,295,304)	14,849,201	(50,087,676)
Net increase (decrease) in net assets resulting from operations	7,340,313	8,597,867	(41,300,630)	(27,392,312)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(81,042,548)	(23,674,162)	(4,701,474)	(4,300,352)
Class B	—	(5,160)	—	(451)
Class C	(1,361,394)	(428,360)	(110,000)	(107,408)
Class E1	(32,359)	(411,260)	(16,886)	(93,356)
Class I	(50,606,591)	(20,136,462)	(11,332,718)	(16,917,711)
Class R	(129,753)	(25,605)	(25,837)	(16,125)
Class R6[2]	(3,693,717)	(1,606,584)	(3,132,679)	(4,387,977)
Class Y	(529,120)	(145,138)	(175,668)	(143,173)
	(137,395,482)	(46,432,731)	(19,495,262)	(25,966,553)

Capital Share Transactions:
Proceeds from shares sold:
Class A	8,664,763	10,124,948	19,809,524	25,181,156
Class B3	—	685	—	14
Class C	366,067	276,779	738,399	777,213
Class E1	35,545	321,660	113,072	482,302
Class I	17,609,351	18,144,845	48,452,721	107,242,913
Class R	31,074	22,608	90,963	48,723
Class R6[2]	426,695	1,075,014	13,865,413	22,975,266
Class Y	171,385	127,515	815,233	1,347,905

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	80,002,306	23,262,836	4,690,766	4,196,324
Class B3	—	3,792	—	505
Class C	1,360,573	426,488	110,044	104,133
Class E1	32,293	410,752	14,231	92,826
Class I	50,502,191	19,929,627	11,387,611	16,716,268
Class R	21,553	1,355	25,930	16,005
Class R6[2]	3,693,717	1,606,584	3,164,882	4,386,947
Class Y	460,409	125,134	176,508	141,158
	163,377,922	75,860,622	103,455,297	183,709,658

	Delaware
	Global Value		Delaware Ivy
	Equity Fund		Core Bond Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Cost of shares redeemed:
Class A	$(79,974,018)	$(58,688,910)	$(53,694,913)	$(58,972,803)
Class B3	—	(2,054,611)	—	(268,756)
Class C	(2,719,923)	(2,700,187)	(2,726,324)	(4,853,032)
Class E1	(4,439,845)	(779,973)	(4,075,122)	(986,430)
Class I	(106,565,919)	(84,494,656)	(266,358,184)	(371,656,574)
Class R	(9,226)	(62,211)	(19,726)	(59,109)
Class R6[2]	(13,437,416)	(11,682,523)	(80,144,435)	(54,790,998)
Class Y	(364,631)	(549,922)	(1,776,621)	(1,827,653)
	(207,510,978)	(161,012,993)	(408,795,325)	(493,415,355)
Decrease in net assets derived from capital share transactions	(44,133,056)	(85,152,371)	(305,340,028)	(309,705,697)
Net Decrease in Net Assets	(174,188,225)	(122,987,235)	(366,135,920)	(363,064,562)

Net Assets:
Beginning of year	494,812,061	617,799,296	836,223,566	1,199,288,128
End of year	$320,623,836	$494,812,061	$470,087,646	$836,223,566
[1]	On June 13, 2022, all Class E shares were liquidated.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy		Delaware Ivy
	Core Equity Fund		Global Bond Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$13,951,993	$11,625,782	$12,259,676	$13,565,596
Net realized gain (loss)	353,974,155	620,775,458	(32,171,703)	360,033
Net change in unrealized appreciation (depreciation)	(714,374,302)	12,211,951	8,694,249	(37,091,261)
Net increase (decrease) in net assets resulting from operations	(346,448,154)	644,613,191	(11,217,778)	(23,165,632)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(342,961,157)	(440,158,837)	(3,824,601)	(4,228,642)
Class B	—	—	—	(2,154)
Class C	(2,939,747)	(4,346,536)	(66,601)	(67,807)
Class E1	—	(2,351,783)	—	—
Class I	(80,967,246)	(126,305,684)	(5,563,554)	(6,678,968)
Class R	(28,492)	(22,112)	(7,389)	(5,580)
Class R6[2]	(5,421,130)	(10,536,169)	(4,487,164)	(2,741,755)
Class Y	(2,866,099)	(3,106,280)	(26,642)	(20,123)
	(435,183,871)	(586,827,401)	(13,975,951)	(13,745,029)

Capital Share Transactions:
Proceeds from shares sold:
Class A	87,255,284	97,561,830	8,814,666	18,224,192
Class B3	—	44,904	—	—
Class C	3,112,586	3,729,013	865,984	816,020
Class E1	503,440	1,528,615	—	—
Class I	180,284,312	249,154,599	78,770,943	86,615,153
Class R	85,535	54,097	126,430	68,884
Class R6[2]	13,260,393	18,992,680	27,755,010	106,364,093
Class Y	1,478,436	4,801,997	1,228,234	764,667

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	338,942,481	435,755,580	3,792,848	4,133,615
Class B3	—	—	—	2,154
Class C	2,934,654	4,317,684	66,536	67,341
Class E1	—	2,352,392	—	—
Class I	80,887,209	125,676,581	5,527,257	6,610,361
Class R	16,771	9,521	7,389	5,580
Class R6[2]	5,132,630	10,530,349	4,487,164	2,741,760
Class Y	2,816,322	3,009,063	26,219	19,928
	716,710,053	957,518,905	131,468,680	226,433,748

	Delaware Ivy		Delaware Ivy
	Core Equity Fund		Global Bond Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Cost of shares redeemed:
Class A	$(682,251,142)	$(546,980,026)	$(43,979,991)	$(39,165,573)
Class B3	—	(3,011,706)	—	(337,370)
Class C	(11,110,263)	(13,615,017)	(1,582,762)	(1,366,987)
Class E1	(16,725,317)	(3,173,900)	—	—
Class I	(423,654,966)	(433,465,706)	(93,272,155)	(118,845,672)
Class R	(44,300)	(449,522)	(122,474)	(61,424)
Class R6[2]	(49,308,112)	(29,367,774)	(35,888,243)	(17,685,376)
Class Y	(4,137,750)	(4,440,427)	(228,688)	(705,721)
	(1,187,231,850)	(1,034,504,078)	(175,074,313)	(178,168,123)
Increase (decrease) in net assets derived from capital share transactions	(470,521,797)	(76,985,173)	(43,605,633)	48,265,625
Net Increase (Decrease) in Net Assets	(1,252,153,822)	(19,199,383)	(68,799,362)	11,354,964

Net Assets:
Beginning of year	4,662,920,565	4,682,119,948	497,001,421	485,646,457
End of year	$3,410,766,743	$4,662,920,565	$428,202,059	$497,001,421
[1]	On June 13, 2022, all Class E shares were liquidated.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy		Delaware Ivy
	Global Growth Fund		High Income Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,228,013	$2,345,934	$206,990,768	$258,700,798
Net realized gain (loss)	44,738,997	239,199,127	(232,499,505)	(120,520,317)
Net change in unrealized appreciation (depreciation)	(103,302,031)	(200,176,370)	(203,983,064)	(79,733,406)
Net increase (decrease) in net assets resulting from operations	(54,335,021)	41,368,691	(229,491,801)	58,447,075

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(155,638,225)	(36,031,217)	(95,683,062)	(112,821,128)
Class B	—	—	—	(129,238)
Class C	(1,384,485)	(323,584)	(11,167,120)	(15,976,695)
Class E1	—	—	(99,739)	(564,977)
Class I	(95,860,473)	(30,621,298)	(87,942,232)	(113,914,816)
Class R	(320,470)	(55,912)	(2,642,896)	(2,886,148)
Class R6[2]	(1,461,934)	(1,371,440)	(4,396,791)	(4,531,342)
Class Y	(638,758)	(139,716)	(5,574,837)	(7,371,863)
	(255,304,345)	(68,543,167)	(207,506,677)	(258,196,207)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,190,401	14,858,614	128,428,311	210,089,205[3]
Class B4	—	—	—	9,015[3]
Class C	293,294	404,203	11,609,666	23,975,933[3]
Class E1	—	—	75,619	734,397[3]
Class I	52,313,898	48,560,979	369,674,854	417,506,971[3]
Class R	28,946	27,859	1,057,896	3,805,840[3]
Class R6[2]	1,768,200	3,096,360	21,534,370	19,816,433[3]
Class Y	124,289	256,274	30,153,445	37,062,323[3]

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	152,055,253	35,179,582	93,326,521	104,615,394
Class B4	—	—	—	114,702
Class C	1,380,869	322,666	10,740,503	13,805,357
Class E1	—	—	88,592	560,402
Class I	95,712,821	30,456,201	86,841,370	108,600,030
Class R	320,470	55,741	2,672,221	2,862,999
Class R6[2]	875,824	1,371,440	4,327,070	4,282,439
Class Y	637,520	138,003	5,277,734	6,345,822
	314,701,785	134,727,922	765,808,172	954,187,262

	Delaware Ivy		Delaware Ivy
	Global Growth Fund		High Income Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Cost of shares redeemed:
Class A	$(126,112,955)	$(81,523,032)	$(403,931,896)	$(463,391,374)
Class B4	—	(209,558)	—	(7,891,700)
Class C	(1,406,795)	(2,281,288)	(75,352,072)	(124,226,591)
Class E1	—	—	(7,695,819)	(1,698,399)
Class I	(209,246,811)	(184,377,731)	(689,215,973)	(855,546,952)
Class R	(104,477)	(177,653)	(8,374,156)	(7,779,309)
Class R6[2]	(892,205)	(20,545,928)	(23,188,049)	(22,553,399)
Class Y	(498,722)	(1,609,631)	(54,458,875)	(76,241,529)
	(338,261,965)	(290,724,821)	(1,262,216,840)	(1,559,329,253)
Decrease in net assets derived from capital share transactions	(23,560,180)	(155,996,899)	(496,408,668)	(605,141,991)
Net Decrease in Net Assets	(333,199,546)	(183,171,375)	(933,407,146)	(804,891,123)

Net Assets:
Beginning of year	870,048,957	1,053,220,332	3,469,909,295	4,274,800,418
End of year	$536,849,411	$ 870,048,957	$2,536,502,149	$3,469,909,295
[1]	On June 13, 2022, all Class E shares were liquidated.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	Included payments from affiliates.
[4]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy
	International		Delaware Ivy
	Core Equity Fund		International Value Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$34,731,260	$28,482,227	$1,842,351	$3,564,527
Net realized gain (loss)	(15,974,319)	314,263,356	(13,125,360)	25,460,010
Net change in unrealized appreciation (depreciation)	(62,910,806)	(323,960,669)	4,931,857	(45,548,366)
Net increase (decrease) in net assets resulting from operations	(44,153,865)	18,784,914	(6,351,152)	(16,523,829)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,204,684)	(8,853,185)	(4,061,811)	(1,399,472)
Class C	(48,427)	(1,170,851)	(46,922)	(13,413)
Class E1	—	(196,693)	—	—
Class I	(7,716,433)	(35,278,433)	(3,198,870)	(2,264,679)
Class R	(243,139)	(1,134,673)	(3,437)	(180)
Class R6[2]	(2,574,522)	(10,803,496)	(3,920,833)	(1,788,388)
Class Y	(349,221)	(2,038,110)	(68,504)	(25,173)
	(13,136,426)	(59,475,441)	(11,300,377)	(5,491,305)

Capital Share Transactions:
Proceeds from shares sold:
Class A	29,761,426	34,316,906	1,447,444	5,057,204
Class B3	—	13,787	—	5,007
Class C	1,043,394	1,764,684	30,790	314,259
Class E1	70,210	825,207	—	—
Class I	121,901,540	212,112,881	14,116,573	45,531,787
Class R	2,049,682	2,355,677	129,893	6,645
Class R6[2]	29,813,846	58,908,975	8,158,494	26,114,709
Class Y	6,485,905	15,685,221	59,944	117,130

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,164,453	8,278,215	3,990,201	1,372,071
Class C	48,018	1,124,160	46,922	13,413
Class E1	—	196,693	—	—
Class I	7,462,418	33,388,533	3,195,614	2,247,859
Class R	243,083	1,124,048	3,437	180
Class R6[2]	2,550,093	10,490,428	3,920,833	1,788,386
Class Y	347,762	1,606,531	68,419	25,149
	203,941,830	382,191,946	35,168,564	82,593,799

	Delaware Ivy
	International		Delaware Ivy
	Core Equity Fund		International Value Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Cost of shares redeemed:
Class A	$(74,640,222)	$(91,062,798)	$(11,744,674)	$(12,395,558)
Class B3	—	(559,083)	—	(59,546)
Class C	(16,543,106)	(22,470,383)	(253,378)	(283,913)
Class E1	(6,986,287)	(784,442)	—	—
Class I	(395,974,846)	(607,176,990)	(36,732,469)	(64,549,672)
Class R	(7,344,492)	(9,728,192)	(18,125)	(369,054)
Class R6[2]	(125,803,841)	(213,053,801)	(27,906,179)	(45,256,371)
Class Y	(13,993,979)	(58,960,454)	(296,311)	(173,145)
	(641,286,773)	(1,003,796,143)	(76,951,136)	(123,087,259)
Decrease in net assets derived from capital share transactions	(437,344,943)	(621,604,197)	(41,782,572)	(40,493,460)
Net Decrease in Net Assets	(494,635,234)	(662,294,724)	(59,434,101)	(62,508,594)

Net Assets:
Beginning of year	1,851,519,412	2,513,814,136	187,342,665	249,851,259
End of year	$1,356,884,178	$1,851,519,412	$127,908,564	$187,342,665
[1]	On June 13, 2022, all Class E shares were liquidated.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy		Delaware Ivy
	Large Cap Growth Fund		Limited-Term Bond Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(3,696,658)	$(14,152,948)	$15,188,756	$12,465,598
Net realized gain (loss)	192,465,975	667,588,189	(24,346,419)	(3,343,879)
Net change in unrealized appreciation (depreciation)	(716,913,321)	280,860,520	4,953,791	(38,222,332)
Net increase (decrease) in net assets resulting from operations	(528,144,004)	934,295,761	(4,203,872)	(29,100,613)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(233,211,332)	(288,499,969)	(6,520,492)	(3,879,665)
Class C	(6,803,751)	(8,096,887)	(115,453)	(39,579)
Class E1	(449)	(3,328,409)	(15,828)	(71,337)
Class I	(202,306,553)	(249,922,112)	(7,552,404)	(6,411,450)
Class R	(1,077,786)	(1,248,920)	(5,854)	(2,683)
Class R6[2]	(15,565,662)	(15,436,229)	(425,074)	(1,900,886)
Class Y	(2,693,440)	(3,085,607)	(39,690)	(25,433)
	(461,658,973)	(569,618,133)	(14,674,795)	(12,331,033)

Capital Share Transactions:
Proceeds from shares sold:
Class A	176,012,893	130,922,593	139,175,593	95,877,635
Class B3	—	122,314	—	1,734
Class C	8,452,969	10,049,136	4,063,350	4,934,272
Class E1	513,750	3,545,116	147,777	1,353,352
Class I	1,335,000,059	518,398,941	74,060,936	104,404,767
Class R	2,714,377	2,628,654	5,211	75,344
Class R6[2]	108,362,725	26,939,732	4,299,695	68,826,701
Class Y	2,867,825	11,047,810	278,647	355,498

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	231,503,608	283,173,518	6,452,647	3,758,367
Class B3	—	—	—	46
Class C	6,795,138	7,796,485	110,164	34,845
Class E1	—	3,328,867	13,398	71,257
Class I	198,918,523	243,387,205	7,549,855	6,266,300
Class R	1,077,786	1,244,939	5,758	1,945
Class R6[2]	15,305,442	15,436,229	427,185	1,900,083
Class Y	2,680,400	2,997,477	38,878	23,239
	2,090,205,495	1,261,019,016	236,629,094	287,885,385

	Delaware Ivy		Delaware Ivy
	Large Cap Growth Fund		Limited-Term Bond Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Cost of shares redeemed:
Class A	$(590,512,483)	$(486,388,644)	$(199,952,330)	$(157,872,183)
Class B3	—	(4,717,491)	—	(232,009)
Class C	(20,130,759)	(25,813,552)	(10,940,796)	(14,766,562)
Class E1	(28,413,405)	(4,755,959)	(6,461,822)	(2,231,845)
Class I	(1,028,298,682)	(840,079,246)	(249,525,788)	(252,244,365)
Class R	(3,108,406)	(5,629,895)	(144,991)	(20,827)
Class R6[2]	(77,388,981)	(52,131,380)	(139,864,369)	(45,824,105)
Class Y	(10,280,136)	(11,379,215)	(445,442)	(842,044)
	(1,758,132,852)	(1,430,895,382)	(607,335,538)	(474,033,940)
Increase (decrease) in net assets derived from capital share transactions	332,072,643	(169,876,366)	(370,706,444)	(186,148,555)
Net Increase (Decrease) in Net Assets	(657,730,334)	194,801,262	(389,585,111)	(227,580,201)

Net Assets:
Beginning of year	5,773,851,140	5,579,049,878	946,646,666	1,174,226,867
End of year	$5,116,120,806	$5,773,851,140	$557,061,555	$946,646,666
[1]	On June 13, 2022, all Class E shares were liquidated.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy
	Managed International		Delaware Ivy
	Opportunities Fund		Mid Cap Growth Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$297,235	$3,634,238	$(23,468,799)	$(46,105,236)
Net realized gain (loss)	936,652	16,049,457	572,136,526	756,637,129
Net change in unrealized appreciation (depreciation)	(9,469,527)	(29,528,244)	(1,312,690,453)	(836,958,370)
Net increase (decrease) in net assets resulting from operations	(8,235,640)	(9,844,549)	(764,022,726)	(126,426,477)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(5,093,238)	(1,496,141)	(164,406,300)	(304,452,989)
Class C	(82,022)	(24,621)	(10,932,969)	(22,625,735)
Class E1	—	—	(17)	(2,666,741)
Class I	(6,195,794)	(2,564,748)	(255,989,188)	(442,470,544)
Class R	(11,316)	(1,831)	(6,221,362)	(10,968,579)
Class R6[2]	(12,765)	(2,886)	(77,842,989)	(108,105,215)
Class Y	(13,118)	(3,937)	(21,051,425)	(40,580,612)
	(11,408,253)	(4,094,164)	(536,444,250)	(931,870,415)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,068,217	3,646,352	116,730,479	176,583,191
Class B3	—	1,276	—	22,893
Class C	53,423	234,492	8,020,697	22,556,385
Class E1	—	—	208,019	2,120,942
Class I	11,353,893	16,337,165	820,478,205	1,149,273,771
Class R	17,606	14,063	8,960,574	15,245,075
Class R6[2]	60,332	25,551	395,392,794	518,879,668
Class Y	2,953	14,633	31,335,214	81,619,888

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,087,312	1,487,205	163,484,209	299,979,244
Class C	82,022	24,545	10,892,763	22,199,637
Class E1	—	—	—	2,669,507
Class I	6,194,130	2,561,359	249,728,118	421,375,039
Class R	11,316	1,831	6,209,860	10,875,261
Class R6[2]	12,765	2,886	77,701,319	106,195,229
Class Y	13,118	3,937	21,013,263	38,073,093
	24,957,087	24,355,295	1,910,155,514	2,867,668,823

	Delaware Ivy
	Managed International		Delaware Ivy
	Opportunities Fund		Mid Cap Growth Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Cost of shares redeemed:
Class A	$(14,206,983)	$(12,129,365)$	(454,648,001)	$(439,644,873)
Class B3	—	(63,389)	—	(4,245,237)
Class C	(306,865)	(584,637)	(38,853,344)	(68,525,944)
Class E1	—	—	(15,934,312)	(2,199,652)
Class I	(45,844,028)	(41,958,311)	(1,128,346,626)	(1,094,660,484)
Class R	(25)	(318,636)	(16,761,799)	(26,673,837)
Class R6[2]	(65,177)	(351,373)	(233,573,867)	(241,640,653)
Class Y	(33,955)	(44,331)	(61,854,490)	(156,632,665)
	(60,457,033)	(55,450,042)	(1,949,972,439)	(2,034,223,345)
Increase (decrease) in net assets derived from capital share transactions	(35,499,946)	(31,094,747)	(39,816,925)	833,445,478
Net Decrease in Net Assets	(55,143,839)	(45,033,460)	(1,340,283,901)	(224,851,414)

Net Assets:
Beginning of year	133,392,970	178,426,430	7,217,435,879	7,442,287,293
End of year	$78,249,131	$133,392,970	$5,877,151,978	$7,217,435,879
[1]	On June 13, 2022, all Class E shares were liquidated.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy
	Mid Cap Income		Delaware Ivy
	Opportunities Fund		Municipal Bond Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$26,086,278	$22,846,839	$16,009,536	$18,338,283
Net realized gain (loss)	17,627,519	61,988,899	(32,262,958)	2,866,444
Net change in unrealized appreciation (depreciation)	(127,820,971)	10,826,915	(10,664,826)	(54,454,142)
Net increase (decrease) in net assets resulting from operations	(84,107,174)	95,662,653	(26,918,248)	(33,249,415)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(6,514,556)	(6,545,273)	(11,398,372)	(12,703,971)
Class C	(609,409)	(724,574)	(119,014)	(130,002)
Class I	(46,510,991)	(53,147,351)	(6,207,966)	(9,016,564)
Class R	(37,033)	(35,357)	—	—
Class R6[1]	(3,921,104)	(4,321,653)	(33,447)	(43,622)
Class Y	(439,212)	(983,852)	—	(852)

Return of capital:
Class A	—	—	(306,538)	—
Class C	—	—	(4,089)	—
Class I	—	—	(161,183)	—
Class R6[1]	—	—	(848)	—
	(58,032,305)	(65,758,060)	(18,231,457)	(21,895,011)

Capital Share Transactions:
Proceeds from shares sold:
Class A	39,515,455	45,643,057	38,670,536	29,192,716
Class C	2,445,278	7,942,037	1,228,617	432,369
Class I	260,587,380	600,589,785	34,977,576	41,765,158
Class R	126,008	543,358	—	—
Class R6[1]	30,058,898	35,347,214	491,707	672,585
Class Y	1,924,707	13,837,777	—	457

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,504,171	6,501,998	11,675,185	12,286,505
Class B2	—	—	—	109
Class C	607,537	705,921	122,263	127,219
Class I	45,322,699	51,961,316	6,354,544	8,862,796
Class R	37,033	35,357	—	—
Class R6[1]	3,861,579	4,320,455	34,696	43,393
Class Y	436,561	975,684	—	6
	391,427,306	768,403,959	93,555,124	93,383,313

	Delaware Ivy
	Mid Cap Income		Delaware Ivy
	Opportunities Fund		Municipal Bond Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Cost of shares redeemed:
Class A	$(48,258,982)	$(44,931,437)	$(153,172,382)	$(78,253,814)
Class B2	—	—	—	(162,394)
Class C	(7,797,412)	(5,812,493)	(2,446,594)	(3,329,056)
Class I	(595,631,582)	(498,531,739)	(159,238,392)	(92,195,378)
Class R	(135,688)	(177,890)	—	—
Class R6[1]	(48,698,820)	(32,436,353)	(779,389)	(596,508)
Class Y	(16,337,458)	(26,436,267)	—	(434,132)
	(716,859,942)	(608,326,179)	(315,636,757)	(174,971,282)
Increase (decrease) in net assets derived from capital share transactions	(325,432,636)	160,077,780	(222,081,633)	(81,587,969)
Net Increase (Decrease) in Net Assets	(467,572,115)	189,982,373	(267,231,338)	(136,732,395)

Net Assets:
Beginning of year	1,757,554,039	1,567,571,666	620,361,672	757,094,067
End of year	$1,289,981,924	$1,757,554,039	$353,130,334	$620,361,672
[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy		Delaware Ivy
	Municipal High Income Fund		Small Cap Growth Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$22,786,007	$40,592,313	$(7,713,488)	$(19,046,420)
Net realized gain (loss)	(49,401,801)	17,736,682	49,189,318	312,905,216
Net change in unrealized appreciation (depreciation)	(31,778,063)	(69,282,700)	(396,476,546)	(512,116,182)
Net increase (decrease) in net assets resulting from operations	(58,393,857)	(10,953,705)	(355,000,716)	(218,257,386)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(19,304,205)	(20,047,395)	(35,978,096)	(332,393,017)
Class B	—	(3,116)	—	—
Class C	(490,929)	(614,887)	(1,946,695)	(17,480,609)
Class E1	—	—	(337)	(4,012,535)
Class I	(9,321,569)	(10,905,942)	(17,341,942)	(210,162,997)
Class R	—	—	(2,310,793)	(17,696,170)
Class R6[2]	(39,603)	(41,646)	(4,990,253)	(42,723,185)
Class Y	(141,229)	(140,031)	(2,620,597)	(25,154,209)
	(29,297,535)	(31,753,017)	(65,188,713)	(649,622,722)

Capital Share Transactions:
Proceeds from shares sold:
Class A	51,429,502	52,218,579	42,280,458	64,562,524
Class B3	—	1,238	—	5,448
Class C	1,442,233	1,686,840	1,906,837	3,740,509
Class E1	—	—	141,458	1,270,482
Class I	77,265,926	70,868,476	151,993,044	175,954,227
Class R	—	—	3,877,925	11,408,965
Class R6[2]	861,682	595,008	28,475,201	50,550,845
Class Y	50,419	68,913	8,314,846	12,905,519

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	18,936,774	18,177,355	35,770,613	328,991,229
Class B3	—	1,554	—	—
Class C	491,434	587,596	1,921,869	17,040,622
Class E1	—	—	—	4,019,129
Class I	8,773,334	10,057,003	16,814,919	202,762,602
Class R	—	—	2,308,442	17,673,243
Class R6[2]	39,779	41,524	4,857,773	42,161,242
Class Y	141,976	138,693	2,503,946	24,012,660
	159,433,059	154,442,779	301,167,331	957,059,246

	Delaware Ivy		Delaware Ivy
	Municipal High Income Fund		Small Cap Growth Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Cost of shares redeemed:
Class A	$(212,633,722)	$(122,831,503)	$(235,462,828)	$(250,589,350)
Class B3	—	(421,748)	—	(1,789,345)
Class C	(8,560,538)	(12,058,208)	(11,707,208)	(20,204,300)
Class E1	—	—	(10,999,250)	(1,415,270)
Class I	(192,193,878)	(100,915,845)	(358,561,415)	(396,651,613)
Class R	—	—	(8,334,107)	(20,122,361)
Class R6[2]	(777,537)	(526,114)	(49,967,732)	(76,175,004)
Class Y	(754,536)	(535,631)	(20,072,822)	(37,378,113)
	(414,920,211)	(237,289,049)	(695,105,362)	(804,325,356)
Increase (decrease) in net assets derived from capital share transactions	(255,487,152)	(82,846,270)	(393,938,031)	152,733,890
Net Decrease in Net Assets	(343,178,544)	(125,552,992)	(814,127,460)	(715,146,218)

Net Assets:
Beginning of year	859,523,418	985,076,410	2,349,966,042	3,065,112,260
End of year	$516,344,874	$859,523,418	$1,535,838,582	$2,349,966,042
[1]	On June 13, 2022, all Class E shares were liquidated.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

			Delaware Ivy
			Systematic
	Delaware Ivy		Emerging Markets Equity
	Smid Cap Core Fund		Fund[f]
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,294,855	$580,295	$42,123,619	$18,315,506
Net realized gain (loss)	(13,210,907)	163,532,328	9,447,774	205,742,289
Net change in unrealized appreciation (depreciation)	(31,254,611)	(167,794,397)	(231,865,125)	(609,999,484)
Net increase (decrease) in net assets resulting from operations	(42,170,663)	(3,681,774)	(180,293,732)	(385,941,689)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(26,732,151)	(27,297,432)	(23,862,228)	(1,779,222)
Class C	(3,710,461)	(3,619,618)	(3,799,756)	(145,959)
Class I	(36,815,324)	(62,029,098)	(67,508,510)	(10,755,123)
Class R	(4,392,345)	(3,982,883)	(761,742)	(29,737)
Class R6[1]	(12,259,333)	(13,887,422)	(19,569,993)	(3,035,209)
Class Y	(1,153,288)	(1,335,914)	(3,290,998)	(203,602)
	(85,062,902)	(112,152,367)	(118,793,227)	(15,948,852)

Capital Share Transactions:
Proceeds from shares sold:
Class A	14,242,069	22,320,506	13,991,590	36,480,844
Class B2	—	3,008	—	512
Class C	1,026,594	2,470,553	1,201,866	4,154,604
Class I	46,699,579	83,720,358	166,521,673	381,212,563
Class R	1,713,392	4,026,380	1,512,449	2,186,225
Class R6[1]	7,482,685	37,280,267	25,177,569	92,301,717
Class Y	952,837	1,813,958	11,947,670	11,496,885

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	26,410,183	26,976,317	23,187,118	1,733,296
Class C	3,691,446	3,608,383	3,695,972	138,903
Class I	36,412,424	61,009,593	60,246,877	9,580,446
Class R	4,384,756	3,976,715	709,240	27,889
Class R6[1]	12,229,704	13,886,899	19,518,747	3,031,127
Class Y	980,068	1,196,333	775,952	51,568
	156,225,737	262,289,270	328,486,723	542,396,579
Cost of shares redeemed:
Class A	(42,325,453)	(45,235,026)	(65,930,457)	(84,100,853)
Class B2	—	(423,679)	—	(382,513)
Class C	(4,923,834)	(6,350,534)	(12,182,076)	(11,561,072)
Class I	(179,974,386)	(217,293,502)	(426,635,179)	(776,427,073)
Class R	(4,468,380)	(5,299,115)	(2,008,209)	(4,162,138)
Class R6[1]	(45,397,284)	(29,651,488)	(107,210,543)	(129,430,864)
Class Y	(2,937,629)	(2,961,342)	(7,824,761)	(14,156,096)
	(280,026,966)	(307,214,686)	(621,791,225)	(1,020,220,609)
Decrease in net assets derived from capital share transactions	(123,801,229)	(44,925,416)	(293,304,502)	(477,824,030)
Net Decrease in Net Assets	(251,034,794)	(160,759,557)	(592,391,461)	(879,714,571)

			Delaware Ivy
			Systematic
	Delaware Ivy		Emerging Markets Equity
	Smid Cap Core Fund		Fund[f]
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22

Net Assets:
Beginning of year	$598,815,879	$759,575,436	$1,506,781,442	$2,386,496,013
End of year	$347,781,085	$598,815,879	$914,389,981	$1,506,781,442
[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.
[f]	Consolidated statements of changes in net assets

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Ivy Funds

	Delaware Ivy
	Value Fund
	Year ended
	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$15,391,544	$17,854,525
Net realized gain (loss)	300,268,806	251,783,222
Net change in unrealized appreciation (depreciation)	(387,597,951)	(36,217,559)
Net increase (decrease) in net assets resulting from operations	(71,937,601)	233,420,188

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(64,572,042)	(40,659,803)
Class B	—	(2,022)
Class C	(1,294,711)	(639,475)
Class I	(134,186,525)	(96,645,064)
Class R	(3,635)	(1,273)
Class R6[1]	(11,915,526)	(14,155,158)
Class Y	(16,310)	(10,948)
	(211,988,749)	(152,113,743)

Capital Share Transactions:
Proceeds from shares sold:
Class A	60,344,321	57,850,250
Class B2	—	25,068
Class C	3,746,973	2,447,185
Class I	155,732,308	309,658,818
Class R	7,344	8,009
Class R6[1]	8,750,632	14,308,462
Class Y	29,289	21,400

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	64,090,801	40,195,932
Class B2	—	1,790
Class C	1,293,492	636,546
Class I	134,063,974	96,353,876
Class R	3,635	1,273
Class R6[1]	11,441,895	14,155,158
Class Y	16,110	6,199
	439,520,774	535,669,966
Cost of shares redeemed:
Class A	(120,780,702)	(72,601,019)
Class B2	—	(634,954)
Class C	(3,662,866)	(4,131,977)
Class I	(705,769,539)	(346,062,110)
Class R	(57)	(393,937)
Class R6[1]	(127,494,556)	(57,384,835)
Class Y	(41,516)	(53,436)
	(957,749,236)	(481,262,268)
Increase (decrease) in net assets derived from capital share transactions	(518,228,462)	54,407,698
Net Increase (Decrease) in Net Assets	(802,154,812)	135,714,143

	Delaware Ivy
	Value Fund
	Year ended
	3/31/23	3/31/22

Net Assets:
Beginning of year	$1,477,803,761	$1,342,089,618
End of year	$675,648,949	$1,477,803,761
[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Global Value Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.72	$13.72	$9.64	$11.90	$13.84

Income (loss) from investment operations:
Net investment income[1]	0.13	0.20	0.26	0.29	0.29
Net realized and unrealized gain (loss)	0.12	(0.07)	4.23	(2.13)	(0.34)
Total from investment operations	0.25	0.13	4.49	(1.84)	(0.05)

Less dividends and distributions from:
Net investment income	(0.11)	(0.42)	(0.23)	(0.30)	(0.32)
Net realized gain	(4.80)	(0.71)	(0.18)	(0.12)	(1.57)
Total dividends and distributions	(4.91)	(1.13)	(0.41)	(0.42)	(1.89)

Net asset value, end of period	$8.06	$12.72	$13.72	$9.64	$11.90

Total return[2]	5.75%[3]	0.51%[3]	47.07%[3]	(16.11)%[3]	0.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$197,879	$263,835	$310 [4]	$260 [4]	$387 [4]
Ratio of expenses to average net assets[5]	1.19%	1.22%	1.22%	1.24%	1.24%
Ratio of expenses to average net assets prior to fees waived[5]	1.33%	1.25%	1.24%	1.25%	1.24%
Ratio of net investment income to average net assets	1.25%	1.41%	2.16%	2.43%	2.27%
Ratio of net investment income to average net assets prior to fees waived	1.11%	1.38%	2.14%	2.42%	2.27%
Portfolio turnover	25%	111%	39%	43%	28%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Global Value Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.69	$13.72	$9.64	$11.90	$13.82

Income (loss) from investment operations:
Net investment income[1]	0.05	0.09	0.16	0.21	0.21
Net realized and unrealized gain (loss)	0.11	(0.08)	4.23	(2.13)	(0.35)
Total from investment operations	0.16	0.01	4.39	(1.92)	(0.14)

Less dividends and distributions from:
Net investment income	(0.07)	(0.33)	(0.13)	(0.22)	(0.21)
Net realized gain	(4.80)	(0.71)	(0.18)	(0.12)	(1.57)
Total dividends and distributions	(4.87)	(1.04)	(0.31)	(0.34)	(1.78)

Net asset value, end of period	$7.98	$12.69	$13.72	$9.64	$11.90

Total return[2]	4.84%[3]	(0.32)%	45.88%	(16.75)%	(0.21)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,384	$4,780	$7 [4]	$10 [4]	$22 [4]
Ratio of expenses to average net assets[5]	2.04%	2.04%	2.03%	2.00%	1.94%
Ratio of expenses to average net assets prior to fees waived[5]	2.27%	2.04%	2.03%	2.00%	1.94%
Ratio of net investment income to average net assets	0.44%	0.64%	1.34%	1.76%	1.64%
Ratio of net investment income to average net assets prior to fees waived	0.21%	0.64%	1.34%	1.76%	1.64%
Portfolio turnover	25%	111%	39%	43%	28%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Global Value Equity Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.74	$13.73	$9.64	$11.91	$13.85

Income (loss) from investment operations:
Net investment income[1]	0.16	0.24	0.29	0.33	0.34
Net realized and unrealized gain (loss)	0.12	(0.07)	4.24	(2.14)	(0.35)
Total from investment operations	0.28	0.17	4.53	(1.81)	(0.01)

Less dividends and distributions from:
Net investment income	(0.13)	(0.45)	(0.26)	(0.34)	(0.36)
Net realized gain	(4.80)	(0.71)	(0.18)	(0.12)	(1.57)
Total dividends and distributions	(4.93)	(1.16)	(0.44)	(0.46)	(1.93)

Net asset value, end of period	$8.09	$12.74	$13.73	$9.64	$11.91

Total return[2]	5.99%	0.81%	47.60%	(15.90)%	0.78%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$117,590	$205,264	$268 [3]	$242 [3]	$374 [3]
Ratio of expenses to average net assets[4]	0.92%	0.92%	0.92%	0.92%	0.93%
Ratio of expenses to average net assets prior to fees waived[4]	0.93%	0.94%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	1.58%	1.72%	2.46%	2.76%	2.58%
Ratio of net investment income to average net assets prior to fees waived	1.57%	1.70%	2.43%	2.73%	2.56%
Portfolio turnover	25%	111%	39%	43%	28%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Global Value Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.72	$13.73	$9.65	$11.91	$13.84

Income (loss) from investment operations:
Net investment income[1]	0.10	0.15	0.22	0.26	0.25
Net realized and unrealized gain (loss)	0.12	(0.07)	4.23	(2.13)	(0.33)
Total from investment operations	0.22	0.08	4.45	(1.87)	(0.08)

Less dividends and distributions from:
Net investment income	(0.10)	(0.38)	(0.19)	(0.27)	(0.28)
Net realized gain	(4.80)	(0.71)	(0.18)	(0.12)	(1.57)
Total dividends and distributions	(4.90)	(1.09)	(0.37)	(0.39)	(1.85)

Net asset value, end of period	$8.04	$12.72	$13.73	$9.65	$11.91

Total return[2]	5.37%[3]	0.18%	46.59%	(16.36)%	0.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$232	$308 [4]	$— [4,5]	$1 [5]	$1 [5]
Ratio of expenses to average net assets[6]	1.47%	1.54%	1.54%	1.53%	1.52%
Ratio of expenses to average net assets prior to fees waived[6]	1.48%	1.54%	1.54%	1.53%	1.52%
Ratio of net investment income to average net assets	0.92%	1.09%	1.89%	2.14%	1.97%
Ratio of net investment income to average net assets prior to fees waived	0.91%	1.09%	1.89%	2.14%	1.97%
Portfolio turnover	25%	111%	39%	43%	28%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Rounds to less than $500 thousands.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Global Value Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.76	$13.74	$9.65	$11.92	$13.86

Income (loss) from investment operations:
Net investment income[1]	0.19	0.26	0.30	0.35	0.30
Net realized and unrealized gain (loss)	0.10	(0.06)	4.24	(2.14)	(0.29)
Total from investment operations	0.29	0.20	4.54	(1.79)	0.01

Less dividends and distributions from:
Net investment income	(0.13)	(0.47)	(0.27)	(0.36)	(0.38)
Net realized gain	(4.80)	(0.71)	(0.18)	(0.12)	(1.57)
Total dividends and distributions	(4.93)	(1.18)	(0.45)	(0.48)	(1.95)

Net asset value, end of period	$8.12	$12.76	$13.74	$9.65	$11.92

Total return[2]	6.09%	0.99%	47.70%	(15.76)%	0.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,130	$14,281	$24 [3]	$17 [3]	$22 [3]
Ratio of expenses to average net assets[4]	0.83%	0.79%	0.79%	0.79%	0.78%
Ratio of net investment income to average net assets	1.68%	1.90%	2.54%	2.87%	2.40%
Portfolio turnover	25%	111%	39%	43%	28%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Global Value Equity Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.72	$13.72	$9.64	$11.90	$13.84

Income (loss) from investment operations:
Net investment income[1]	0.13	0.20	0.26	0.30	0.30
Net realized and unrealized gain (loss)	0.12	(0.07)	4.23	(2.13)	(0.34)
Total from investment operations	0.25	0.13	4.49	(1.83)	(0.04)

Less dividends and distributions from:
Net investment income	(0.11)	(0.42)	(0.23)	(0.31)	(0.33)
Net realized gain	(4.80)	(0.71)	(0.18)	(0.12)	(1.57)
Total dividends and distributions	(4.91)	(1.13)	(0.41)	(0.43)	(1.90)

Net asset value, end of period	$8.06	$12.72	$13.72	$9.64	$11.90

Total return[2]	5.74%[3]	0.53%	47.11%	(16.06)%	0.49%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,409	$1,612	$2 [4]	$5 [4]	$7	[4]
Ratio of expenses to average net assets[5]	1.18%	1.18%	1.18%	1.19%	1.21	%6
Ratio of expenses to average net assets prior to fees waived[5]	1.19%	1.18%	1.18%	1.19%	1.21	%6
Ratio of net investment income to average net assets	1.26%	1.45%	2.25%	2.49%	2.30%
Ratio of net investment income to average net assets prior to fees waived	1.25%	1.45%	2.25%	2.49%	2.30%
Portfolio turnover	25%	111%	39%	43%	28%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Expense ratio based on the period excluding reorganization expenses was 1.19%.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Core Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.15	$10.79	$10.49	$10.66	$10.57

Income (loss) from investment operations:
Net investment income[1]	0.30	0.18	0.20	0.27	0.32
Net realized and unrealized gain (loss)	(0.80)	(0.59)	0.57	(0.07)	0.09
Total from investment operations	(0.50)	(0.41)	0.77	0.20	0.41

Less dividends and distributions from:
Net investment income	(0.31)	(0.20)	(0.22)	(0.28)	(0.32)
Net realized gain	—	(0.03)	(0.25)	(0.09)	—
Total dividends and distributions	(0.31)	(0.23)	(0.47)	(0.37)	(0.32)

Net asset value, end of period	$9.34	$10.15	$10.79	$10.49	$10.66

Total return[2]	(4.91)%	(3.95)%	7.32%	1.79%	3.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$135,039	$177,936	$219 [3]	$199 [3]	$177 [3]
Ratio of expenses to average net assets[4]	0.78%	0.86%	0.87%	1.00%	1.02%
Ratio of expenses to average net assets prior to fees waived[4]	1.09%	0.98%	0.97%	1.02%	1.05%
Ratio of net investment income to average net assets	3.12%	1.65%	1.77%	2.48%	2.95%
Ratio of net investment income to average net assets prior to fees waived	2.81%	1.53%	1.67%	2.46%	2.92%
Portfolio turnover	128%	86%	98%	118%	91%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Core Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.15	$10.79	$10.49	$10.66	$10.57

Income (loss) from investment operations:
Net investment income[1]	0.21	0.09	0.11	0.19	0.25
Net realized and unrealized gain (loss)	(0.79)	(0.59)	0.58	(0.07)	0.09
Total from investment operations	(0.58)	(0.50)	0.69	0.12	0.34

Less dividends and distributions from:
Net investment income	(0.23)	(0.11)	(0.14)	(0.20)	(0.25)
Net realized gain	—	(0.03)	(0.25)	(0.09)	—
Total dividends and distributions	(0.23)	(0.14)	(0.39)	(0.29)	(0.25)

Net asset value, end of period	$9.34	$10.15	$10.79	$10.49	$10.66

Total return[2]	(5.69)%	(4.71)%	6.50%	1.02%	3.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,022	$6,362	$11 [3]	$14 [3]	$13 [3]
Ratio of expenses to average net assets[4]	1.61%	1.66%	1.64%	1.75%	1.71%
Ratio of expenses to average net assets prior to fees waived[4]	2.02%	1.76%	1.74%	1.77%	1.74%
Ratio of net investment income to average net assets	2.27%	0.85%	1.01%	1.73%	2.26%
Ratio of net investment income to average net assets prior to fees waived	1.86%	0.75%	0.91%	1.71%	2.23%
Portfolio turnover	128%	86%	98%	118%	91%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Core Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.15	$10.79	$10.49	$10.66	$10.57

Income (loss) from investment operations:
Net investment income[1]	0.32	0.22	0.24	0.32	0.37
Net realized and unrealized gain (loss)	(0.79)	(0.59)	0.58	(0.07)	0.09
Total from investment operations	(0.47)	(0.37)	0.82	0.25	0.46

Less dividends and distributions from:
Net investment income	(0.34)	(0.24)	(0.27)	(0.33)	(0.37)
Net realized gain	—	(0.03)	(0.25)	(0.09)	—
Total dividends and distributions	(0.34)	(0.27)	(0.52)	(0.42)	(0.37)

Net asset value, end of period	$9.34	$10.15	$10.79	$10.49	$10.66

Total return[2]	(4.61)%	(3.55)%	7.77%	2.25%	4.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250,769	$493,000	$772 [3]	$742 [3]	$586 [3]
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.54%	0.54%
Ratio of expenses to average net assets prior to fees waived[4]	0.64%	0.71%	0.72%	0.73%	0.74%
Ratio of net investment income to average net assets	3.37%	2.06%	2.20%	2.93%	3.43%
Ratio of net investment income to average net assets prior to fees waived	3.18%	1.80%	1.93%	2.74%	3.23%
Portfolio turnover	128%	86%	98%	118%	91%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Core Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.15	$10.79	$10.49	$10.66	$10.57

Income (loss) from investment operations:
Net investment income[1]	0.28	0.14	0.16	0.24	0.29
Net realized and unrealized gain (loss)	(0.81)	(0.59)	0.57	(0.07)	0.09
Total from investment operations	(0.53)	(0.45)	0.73	0.17	0.38

Less dividends and distributions from:
Net investment income	(0.28)	(0.16)	(0.18)	(0.25)	(0.29)
Net realized gain	—	(0.03)	(0.25)	(0.09)	—
Total dividends and distributions	(0.28)	(0.19)	(0.43)	(0.34)	(0.29)

Net asset value, end of period	$9.34	$10.15	$10.79	$10.49	$10.66

Total return[2]	(5.17)%	(4.28)%	6.97%	1.48%	3.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$891	$863	$1 [3]	$1 [3]	$1 [3]
Ratio of expenses to average net assets[4]	1.03%	1.21%	1.20%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.20%	1.34%	1.30%	1.32%	1.33%
Ratio of net investment income to average net assets	2.95%	1.30%	1.46%	2.18%	2.67%
Ratio of net investment income to average net assets prior to fees waived	2.78%	1.17%	1.36%	2.16%	2.64%
Portfolio turnover	128%	86%	98%	118%	91%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Core Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.15	$10.79	$10.49	$10.66	$10.57

Income (loss) from investment operations:
Net investment income[1]	0.32	0.22	0.24	0.32	0.37
Net realized and unrealized gain (loss)	(0.79)	(0.59)	0.58	(0.07)	0.09
Total from investment operations	(0.47)	(0.37)	0.82	0.25	0.46

Less dividends and distributions from:
Net investment income	(0.34)	(0.24)	(0.27)	(0.33)	(0.37)
Net realized gain	—	(0.03)	(0.25)	(0.09)	—
Total dividends and distributions	(0.34)	(0.27)	(0.52)	(0.42)	(0.37)

Net asset value, end of period	$9.34	$10.15	$10.79	$10.49	$10.66

Total return[2]	(4.60)%	(3.55)%	7.77%	2.25%	4.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$74,458	$147,696	$184 [3]	$133 [3]	$110 [3]
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.54%	0.54%
Ratio of expenses to average net assets prior to fees waived[4]	0.62%	0.58%	0.57%	0.58%	0.58%
Ratio of net investment income to average net assets	3.35%	2.06%	2.20%	2.94%	3.41%
Ratio of net investment income to average net assets prior to fees waived	3.18%	1.93%	2.08%	2.90%	3.37%
Portfolio turnover	128%	86%	98%	118%	91%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Core Bond Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.15	$10.79	$10.49	$10.66	$10.57

Income (loss) from investment operations:
Net investment income[1]	0.30	0.18	0.20	0.27	0.33
Net realized and unrealized gain (loss)	(0.80)	(0.59)	0.57	(0.07)	0.09
Total from investment operations	(0.50)	(0.41)	0.77	0.20	0.42

Less dividends and distributions from:
Net investment income	(0.31)	(0.20)	(0.22)	(0.28)	(0.33)
Net realized gain	—	(0.03)	(0.25)	(0.09)	—
Total dividends and distributions	(0.31)	(0.23)	(0.47)	(0.37)	(0.33)

Net asset value, end of period	$9.34	$10.15	$10.79	$10.49	$10.66

Total return[2]	(4.90)%	(3.94)%	7.33%	1.82%	4.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,909	$6,186	$7 [3]	$10 [3]	$5 [3]
Ratio of expenses to average net assets[4]	0.76%	0.86%	0.87%	0.96%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	0.95%	0.99%	0.97%	0.98%	0.98%
Ratio of net investment income to average net assets	3.16%	1.65%	1.78%	2.48%	3.03%
Ratio of net investment income to average net assets prior to fees waived	2.97%	1.52%	1.68%	2.46%	3.00%
Portfolio turnover	128%	86%	98%	118%	91%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Core Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$18.10	$18.01	$11.73	$13.47	$14.78

Income (loss) from investment operations:
Net investment income[1]	0.05	0.04	0.06	0.06	0.09
Net realized and unrealized gain (loss)	(1.36)	2.56	6.65	(0.29)	0.60
Total from investment operations	(1.31)	2.60	6.71	(0.23)	0.69

Less dividends and distributions from:
Net investment income	(0.08)	(0.09)	(0.04)	(0.09)	(0.09)
Net realized gain	(2.02)	(2.42)	(0.39)	(1.42)	(1.91)
Total dividends and distributions	(2.10)	(2.51)	(0.43)	(1.51)	(2.00)

Net asset value, end of period	$14.69	$18.10	$18.01	$11.73	$13.47

Total return[2]	(6.71)%[3]	13.88%	57.58%	(3.57)%	5.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,574,630	$3,424,139	$3,411 [4]	$2,409 [4]	$2,895 [4]
Ratio of expenses to average net assets[5]	1.00%	0.97%	1.00%	1.03%	1.02%
Ratio of expenses to average net assets prior to fees waived[5]	1.03%	0.97%	1.00%	1.03%	1.02%
Ratio of net investment income to average net assets	0.32%	0.19%	0.36%	0.42%	0.64%
Ratio of net investment income to average net assets prior to fees waived	0.29%	0.19%	0.36%	0.42%	0.64%
Portfolio turnover	37%	36%	49%	66%	97%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Core Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$14.27	$14.65	$9.63	$11.31	$12.69

Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.11)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	(1.10)	2.10	5.45	(0.22)	0.51
Total from investment operations	(1.16)	1.99	5.39	(0.27)	0.48

Less dividends and distributions from:
Net investment income	—	(0.01)	—	(0.01)	—
Net realized gain	(2.02)	(2.36)	(0.37)	(1.40)	(1.86)
Total dividends and distributions	(2.02)	(2.37)	(0.37)	(1.41)	(1.86)

Net asset value, end of period	$11.09	$14.27	$14.65	$9.63	$11.31

Total return[2]	(7.48)%[3]	12.85%	56.31%	(4.44)%	4.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,253	$27,556	$33 [4]	$37 [4]	$52 [4]
Ratio of expenses to average net assets[5]	1.84%	1.85%	1.88%	1.89%	1.85%
Ratio of expenses to average net assets prior to fees waived[5]	1.99%	1.85%	1.88%	1.89%	1.85%
Ratio of net investment loss to average net assets	(0.52)%	(0.70)%	(0.51)%	(0.44)%	(0.20)%
Ratio of net investment loss to average net assets prior to fees waived	(0.67)%	(0.70)%	(0.51)%	(0.44)%	(0.20)%
Portfolio turnover	37%	36%	49%	66%	97%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Core Equity Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$21.24	$20.77	$13.47	$15.27	$16.48

Income (loss) from investment operations:
Net investment income[1]	0.10	0.08	0.10	0.10	0.14
Net realized and unrealized gain (loss)	(1.57)	2.93	7.66	(0.37)	0.69
Total from investment operations	(1.47)	3.01	7.76	(0.27)	0.83

Less dividends and distributions from:
Net investment income	(0.08)	(0.12)	(0.07)	(0.11)	(0.13)
Net realized gain	(2.02)	(2.42)	(0.39)	(1.42)	(1.91)
Total dividends and distributions	(2.10)	(2.54)	(0.46)	(1.53)	(2.04)

Net asset value, end of period	$17.67	$21.24	$20.77	$13.47	$15.27

Total return[2]	(6.46)%	14.00%	57.92%	(3.38)%	5.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$744,911	$1,070,912	$1,101 [3]	$861 [3]	$1,089 [3]
Ratio of expenses to average net assets[4]	0.78%	0.79%	0.81%	0.83%	0.81%
Ratio of net investment income to average net assets	0.55%	0.37%	0.55%	0.63%	0.85%
Portfolio turnover	37%	36%	49%	66%	97%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Core Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$17.88	$17.82	$11.62	$13.36	$14.67

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.04)	(0.01)	0.01	0.03
Net realized and unrealized gain (loss)	(1.35)	2.53	6.59	(0.30)	0.60
Total from investment operations	(1.34)	2.49	6.58	(0.29)	0.63

Less dividends and distributions from:
Net investment income	(0.05)	(0.04)	—	(0.03)	(0.03)
Net realized gain	(2.02)	(2.39)	(0.38)	(1.42)	(1.91)
Total dividends and distributions	(2.07)	(2.43)	(0.38)	(1.45)	(1.94)

Net asset value, end of period	$14.47	$17.88	$17.82	$11.62	$13.36

Total return[2]	(6.98)%[3]	13.42%	56.93%	(3.93)%	5.16%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$231	$212	$1 [4]	$— [4,5]	$1 [4]
Ratio of expenses to average net assets[6]	1.30%	1.39%	1.40%	1.42%	1.40%
Ratio of expenses to average net assets prior to fees waived[6]	1.31%	1.39%	1.40%	1.42%	1.40%
Ratio of net investment income (loss) to average net assets	0.03%	(0.22)%	(0.04)%	0.04%	0.22%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.02%	(0.22)%	(0.04)%	0.04%	0.22%
Portfolio turnover	37%	36%	49%	66%	97%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Core Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$21.31	$20.82	$13.50	$15.30	$16.51

Income (loss) from investment operations:
Net investment income[1]	0.12	0.12	0.12	0.13	0.16
Net realized and unrealized gain (loss)	(1.59)	2.94	7.68	(0.37)	0.69
Total from investment operations	(1.47)	3.06	7.80	(0.24)	0.85

Less dividends and distributions from:
Net investment income	(0.09)	(0.15)	(0.09)	(0.14)	(0.15)
Net realized gain	(2.02)	(2.42)	(0.39)	(1.42)	(1.91)
Total dividends and distributions	(2.11)	(2.57)	(0.48)	(1.56)	(2.06)

Net asset value, end of period	$17.73	$21.31	$20.82	$13.50	$15.30

Total return[2]	(6.44)%	14.23%	58.14%	(3.23)%	6.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48,677	$91,633	$90 [3]	$31 [3]	$45 [3]
Ratio of expenses to average net assets[4]	0.69%	0.64%	0.66%	0.67%	0.65%
Ratio of net investment income to average net assets	0.64%	0.52%	0.68%	0.78%	0.97%
Portfolio turnover	37%	36%	49%	66%	97%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Core Equity Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$20.38	$20.01	$13.00	$14.78	$16.02

Income (loss) from investment operations:
Net investment income[1]	0.07	0.07	0.09	0.09	0.13
Net realized and unrealized gain (loss)	(1.52)	2.83	7.37	(0.34)	0.67
Total from investment operations	(1.45)	2.90	7.46	(0.25)	0.80

Less dividends and distributions from:
Net investment income	(0.08)	(0.11)	(0.06)	(0.11)	(0.13)
Net realized gain	(2.02)	(2.42)	(0.39)	(1.42)	(1.91)
Total dividends and distributions	(2.10)	(2.53)	(0.45)	(1.53)	(2.04)

Net asset value, end of period	$16.83	$20.38	$20.01	$13.00	$14.78

Total return[2]	(6.63)%	13.99%	57.75%	(3.37)%	5.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,065	$29,855	$26 [3]	$23 [3]	$45 [3]
Ratio of expenses to average net assets[4]	0.94%	0.84%	0.85%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived[4]	0.97%	1.04%	1.05%	1.08%	1.05%
Ratio of net investment income to average net assets	0.39%	0.32%	0.50%	0.60%	0.80%
Ratio of net investment income to average net assets prior to fees waived	0.36%	0.12%	0.30%	0.36%	0.59%
Portfolio turnover	37%	36%	49%	66%	97%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.57	$10.26	$9.26	$9.71	$9.68

Income (loss) from investment operations:
Net investment income[1]	0.24	0.25	0.32	0.34	0.32
Net realized and unrealized gain (loss)	(0.44)	(0.69)	0.95	(0.59)	0.01
Total from investment operations	(0.20)	(0.44)	1.27	(0.25)	0.33

Less dividends and distributions from:
Net investment income	(0.28)	(0.25)	(0.27)	(0.20)	(0.28)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.28)	(0.25)	(0.27)	(0.20)	(0.30)

Net asset value, end of period	$9.09	$9.57	$10.26	$9.26	$9.71

Total return[2]	(2.00)%	(4.39)%	13.77%	(2.69)%	3.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$111,266	$150,133	$178 [3]	$170 [3]	$211 [3]
Ratio of expenses to average net assets[4]	0.96%	0.96%	0.96%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.24%	1.19%	1.20%	1.22%	1.23%
Ratio of net investment income to average net assets	2.64%	2.46%	3.18%	3.43%	3.32%
Ratio of net investment income to average net assets prior to fees waived	2.36%	2.23%	2.94%	3.20%	3.08%
Portfolio turnover	124%	50%	43%	38%	35%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.57	$10.25	$9.26	$9.71	$9.68

Income (loss) from investment operations:
Net investment income[1]	0.17	0.17	0.25	0.26	0.25
Net realized and unrealized gain (loss)	(0.43)	(0.68)	0.94	(0.59)	0.01
Total from investment operations	(0.26)	(0.51)	1.19	(0.33)	0.26

Less dividends and distributions from:
Net investment income	(0.22)	(0.17)	(0.20)	(0.12)	(0.21)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.22)	(0.17)	(0.20)	(0.12)	(0.23)

Net asset value, end of period	$9.09	$9.57	$10.25	$9.26	$9.71

Total return[2]	(2.68)%	(5.04)%	12.81%	(3.42)%	2.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,675	$3,499	$4 [3]	$6 [3]	$9 [3]
Ratio of expenses to average net assets[4]	1.71%	1.72%	1.72%	1.74%	1.73%
Ratio of expenses to average net assets prior to fees waived[4]	2.06%	1.97%	1.96%	1.98%	1.93%
Ratio of net investment income to average net assets	1.91%	1.69%	2.45%	2.68%	2.58%
Ratio of net investment income to average net assets prior to fees waived	1.56%	1.44%	2.21%	2.44%	2.38%
Portfolio turnover	124%	50%	43%	38%	35%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.57	$10.25	$9.26	$9.71	$9.68

Income (loss) from investment operations:
Net investment income[1]	0.26	0.27	0.35	0.36	0.34
Net realized and unrealized gain (loss)	(0.43)	(0.68)	0.93	(0.59)	0.01
Total from investment operations	(0.17)	(0.41)	1.28	(0.23)	0.35

Less dividends and distributions from:
Net investment income	(0.31)	(0.27)	(0.29)	(0.22)	(0.30)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.31)	(0.27)	(0.29)	(0.22)	(0.32)

Net asset value, end of period	$9.09	$9.57	$10.25	$9.26	$9.71

Total return[2]	(1.76)%	(4.08)%	13.90%	(2.45)%	3.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$179,446	$198,358	$241 [3]	$204 [3]	$240 [3]
Ratio of expenses to average net assets[4]	0.72%	0.74%	0.74%	0.74%	0.74%
Ratio of expenses to average net assets prior to fees waived[4]	0.75%	0.86%	0.89%	0.89%	0.88%
Ratio of net investment income to average net assets	2.91%	2.67%	3.39%	3.67%	3.58%
Ratio of net investment income to average net assets prior to fees waived	2.88%	2.55%	3.24%	3.52%	3.44%
Portfolio turnover	124%	50%	43%	38%	35%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.55	$10.23	$9.24	$9.69	$9.67

Income (loss) from investment operations:
Net investment income[1]	0.21	0.20	0.28	0.29	0.27
Net realized and unrealized gain (loss)	(0.43)	(0.68)	0.93	(0.59)	0.01
Total from investment operations	(0.22)	(0.48)	1.21	(0.30)	0.28

Less dividends and distributions from:
Net investment income	(0.26)	(0.20)	(0.22)	(0.15)	(0.24)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.26)	(0.20)	(0.22)	(0.15)	(0.26)

Net asset value, end of period	$9.07	$9.55	$10.23	$9.24	$9.69

Total return[2]	(2.31)%[3]	(4.77)%	13.13%	(3.16)%	2.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$257	$260	$— [4,5]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[6]	1.29%	1.45%	1.46%	1.47%	1.45%
Ratio of expenses to average net assets prior to fees waived[6]	1.31%	1.45%	1.46%	1.47%	1.45%
Ratio of net investment income to average net assets	2.35%	1.96%	2.77%	2.95%	2.86%
Ratio of net investment income to average net assets prior to fees waived	2.33%	1.96%	2.77%	2.95%	2.86%
Portfolio turnover	124%	50%	43%	38%	35%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.57	$10.26	$9.26	$9.71	$9.69

Income (loss) from investment operations:
Net investment income[1]	0.26	0.27	0.34	0.36	0.34
Net realized and unrealized gain (loss)	(0.43)	(0.68)	0.95	(0.58)	0.01
Total from investment operations	(0.17)	(0.41)	1.29	(0.22)	0.35

Less dividends and distributions from:
Net investment income	(0.31)	(0.28)	(0.29)	(0.23)	(0.31)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.31)	(0.28)	(0.29)	(0.23)	(0.33)

Net asset value, end of period	$9.09	$9.57	$10.26	$9.26	$9.71

Total return[2]	(1.75)%	(4.14)%	14.02%	(2.42)%	3.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$132,679	$143,870	$62 [3]	$23 [3]	$31 [3]
Ratio of expenses to average net assets[4]	0.73%	0.70%	0.72%	0.73%	0.71%
Ratio of net investment income to average net assets	2.90%	2.65%	3.32%	3.69%	3.61%
Portfolio turnover	124%	50%	43%	38%	35%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Bond Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.58	$10.26	$9.26	$9.71	$9.69

Income (loss) from investment operations:
Net investment income[1]	0.25	0.25	0.32	0.34	0.32
Net realized and unrealized gain (loss)	(0.45)	(0.68)	0.95	(0.59)	—
Total from investment operations	(0.20)	(0.43)	1.27	(0.25)	0.32

Less dividends and distributions from:
Net investment income	(0.29)	(0.25)	(0.27)	(0.20)	(0.28)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.29)	(0.25)	(0.27)	(0.20)	(0.30)

Net asset value, end of period	$9.09	$9.58	$10.26	$9.26	$9.71

Total return[2]	(2.06)%	(4.29)%	13.76%	(2.69)%	3.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,879	$881	$1 [3]	$1 [3]	$1 [3]
Ratio of expenses to average net assets[4]	0.96%	0.96%	0.96%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	0.99%	1.11%	1.12%	1.23%	1.11%
Ratio of net investment income to average net assets	2.74%	2.42%	3.18%	3.46%	3.29%
Ratio of net investment income to average net assets prior to fees waived	2.71%	2.27%	3.02%	3.22%	3.17%
Portfolio turnover	124%	50%	43%	38%	35%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$54.30	$56.56	$37.75	$43.12	$46.78

Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.08	(0.04)	0.05	0.09
Net realized and unrealized gain (loss)	(3.65)	1.81	21.67	(4.97)	1.02
Total from investment operations	(3.43)	1.89	21.63	(4.92)	1.11

Less dividends and distributions from:
Net investment income	—	(0.19)	—	(0.09)	(0.08)
Net realized gain	(21.52)	(3.96)	(2.82)	(0.36)	(4.69)
Total dividends and distributions	(21.52)	(4.15)	(2.82)	(0.45)	(4.77)

Net asset value, end of period	$29.35	$54.30	$56.56	$37.75	$43.12

Total return[2]	(4.48)%[3]	2.84%	57.85%	(11.62)%	3.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$333,400	$481,991	$531 [4]	$369 [4]	$477 [4]
Ratio of expenses to average net assets[5]	1.28%	1.27%	1.34%	1.36%	1.37%
Ratio of expenses to average net assets prior to fees waived[5]	1.39%	1.27%	1.34%	1.36%	1.37%
Ratio of net investment income (loss) to average net assets	0.53%	0.14%	(0.08)%	0.11%	0.19%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.42%	0.14%	(0.08)%	0.11%	0.19%
Portfolio turnover	39%	45%	32%	26%	54%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$43.16	$45.65	$31.11	$35.84	$39.93

Income (loss) from investment operations:
Net investment loss[1]	(0.10)[2]	(0.40)	(0.41)	(0.28)	(0.23)
Net realized and unrealized gain (loss)	(3.14)	1.51	17.77	(4.09)	0.83
Total from investment operations	(3.24)	1.11	17.36	(4.37)	0.60

Less dividends and distributions from:
Net realized gain	(21.52)	(3.60)	(2.82)	(0.36)	(4.69)
Total dividends and distributions	(21.52)	(3.60)	(2.82)	(0.36)	(4.69)

Net asset value, end of period	$18.40	$43.16	$45.65	$31.11	$35.84

Total return[3]	(5.30)%[4]	1.88%	56.45%	(12.42)%	2.33%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,187	$3,530	$5 [5]	$5 [5]	$9 [5]
Ratio of expenses to average net assets[6]	2.17%	2.22%	2.25%	2.24%	2.15%
Ratio of expenses to average net assets prior to fees waived[6]	2.51%	2.22%	2.25%	2.24%	2.15%
Ratio of net investment loss to average net assets	(0.35)%	(0.84)%	(1.00)%	(0.76)%	(0.60)%
Ratio of net investment loss to average net assets prior to fees waived	(0.69)%	(0.84)%	(1.00)%	(0.76)%	(0.60)%
Portfolio turnover	39%	45%	32%	26%	54%

[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$55.82	$58.10	$38.63	$44.10	$47.72

Income (loss) from investment operations:
Net investment income[1]	0.37	0.20	0.10	0.18	0.24
Net realized and unrealized gain (loss)	(3.75)	1.89	22.20	(5.07)	1.05
Total from investment operations	(3.38)	2.09	22.30	(4.89)	1.29

Less dividends and distributions from:
Net investment income	(0.06)	(0.41)	(0.01)	(0.22)	(0.22)
Net realized gain	(21.52)	(3.96)	(2.82)	(0.36)	(4.69)
Total dividends and distributions	(21.58)	(4.37)	(2.83)	(0.58)	(4.91)

Net asset value, end of period	$30.86	$55.82	$58.10	$38.63	$44.10

Total return[2]	(4.25)%	3.09%	58.28%	(11.35)%	3.43%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$196,155	$379,099	$494 [3]	$346 [3]	$436 [3]
Ratio of expenses to average net assets[4]	1.01%	1.06%	1.06%	1.06%	1.06%
Ratio of expenses to average net assets prior to fees waived[4]	1.03%	1.07%	1.09%	1.10%	1.08%
Ratio of net investment income to average net assets	0.85%	0.33%	0.19%	0.40%	0.50%
Ratio of net investment income to average net assets prior to fees waived	0.83%	0.32%	0.16%	0.36%	0.48%
Portfolio turnover	39%	45%	32%	26%	54%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$53.50	$55.69	$37.32	$42.69	$46.41

Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	(0.15)	(0.21)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	(3.61)	1.78	21.40	(4.93)	1.02
Total from investment operations	(3.52)	1.63	21.19	(5.01)	0.97

Less dividends and distributions from:
Net investment income	—	(0.01)	—	—	—
Net realized gain	(21.52)	(3.81)	(2.82)	(0.36)	(4.69)
Total dividends and distributions	(21.52)	(3.82)	(2.82)	(0.36)	(4.69)

Net asset value, end of period	$28.46	$53.50	$55.69	$37.32	$42.69

Total return[2]	(4.74)%[3]	2.46%	57.33%	(11.92)%	2.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$716	$835	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[5]	1.55%	1.66%	1.68%	1.68%	1.67%
Ratio of expenses to average net assets prior to fees waived[5]	1.57%	1.66%	1.68%	1.68%	1.67%
Ratio of net investment income (loss) to average net assets	0.23%	(0.25)%	(0.42)%	(0.18)%	(0.10)%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.21%	(0.25)%	(0.42)%	(0.18)%	(0.10)%
Portfolio turnover	39%	45%	32%	26%	54%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Global Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$56.21	$58.51	$38.85	$44.35	$47.99

Income (loss) from investment operations:
Net investment income[1]	0.31	0.23	0.16	0.24	0.30
Net realized and unrealized gain (loss)	(3.70)	1.96	22.35	(5.10)	1.04
Total from investment operations	(3.39)	2.19	22.51	(4.86)	1.34

Less dividends and distributions from:
Net investment income	(0.26)	(0.53)	(0.03)	(0.28)	(0.29)
Net realized gain	(21.52)	(3.96)	(2.82)	(0.36)	(4.69)
Total dividends and distributions	(21.78)	(4.49)	(2.85)	(0.64)	(4.98)

Net asset value, end of period	$31.04	$56.21	$58.51	$38.85	$44.35

Total return[2]	(4.20)%[3]	3.22%	58.50%	(11.26)%	3.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,908	$2,633	$19 [4]	$16 [4]	$19 [4]
Ratio of expenses to average net assets[5]	0.98%	0.91%	0.94%	0.94%	0.92%
Ratio of expenses to average net assets prior to fees waived[5]	1.00%	0.91%	0.94%	0.94%	0.92%
Ratio of net investment income to average net assets	0.73%	0.37%	0.31%	0.53%	0.64%
Ratio of net investment income to average net assets prior to fees waived	0.71%	0.37%	0.31%	0.53%	0.64%
Portfolio turnover	39%	45%	32%	26%	54%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Global Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$54.63	$56.88	$37.95	$43.35	$47.00

Income (loss) from investment operations:
Net investment income (loss)[1]	0.21	0.07	(0.05)	0.08	0.09
Net realized and unrealized gain (loss)	(3.66)	1.83	21.80	(5.03)	1.04
Total from investment operations	(3.45)	1.90	21.75	(4.95)	1.13

Less dividends and distributions from:
Net investment income	—	(0.19)	—	(0.09)	(0.09)
Net realized gain	(21.52)	(3.96)	(2.82)	(0.36)	(4.69)
Total dividends and distributions	(21.52)	(4.15)	(2.82)	(0.45)	(4.78)

Net asset value, end of period	$29.66	$54.63	$56.88	$37.95	$43.35

Total return[2]	(4.50)%[3]	2.85%[3]	57.86%[3]	(11.63)%[3]	3.17%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,483	$1,962	$3 [4]	$2 [4]	$5 [4]
Ratio of expenses to average net assets[5]	1.28%	1.28%	1.34%	1.36%	1.33%
Ratio of expenses to average net assets prior to fees waived[5]	1.32%	1.32%	1.36%	1.38%	1.33%
Ratio of net investment income (loss) to average net assets	0.51%	0.11%	(0.09)%	0.19%	0.20%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.47%	0.07%	(0.11)%	0.17%	0.20%
Portfolio turnover	39%	45%	32%	26%	54%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy High Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$6.73	$7.10	$5.91	$7.20	$7.49

Income (loss) from investment operations:
Net investment income[1]	0.44	0.46	0.41	0.49	0.50
Net realized and unrealized gain (loss)	(0.86)	(0.38)	1.21	(1.29)	(0.29)
Total from investment operations	(0.42)	0.08	1.62	(0.80)	0.21

Less dividends and distributions from:
Net investment income	(0.44)	(0.45)	(0.43)	(0.49)	(0.50)
Total dividends and distributions	(0.44)	(0.45)	(0.43)	(0.49)	(0.50)

Net asset value, end of period	$5.87	$6.73	$7.10	$5.91	$7.20

Total return[2]	(6.02)%[3]	1.09%[4]	28.16%	(12.03)%	2.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,196,375	$1,576,813	$1,816 [5]	$1,465 [5]	$1,930 [5]
Ratio of expenses to average net assets[6]	1.00%	0.95%	0.97%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[6]	1.02%	0.95%	0.97%	0.95%	0.95%
Ratio of net investment income to average net assets	7.38%	6.44%	6.16%	6.89%	6.81%
Ratio of net investment income to average net assets prior to fees waived	7.36%	6.44%	6.16%	6.89%	6.81%
Portfolio turnover	50%	48%	59%	30%	41%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy High Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$6.73	$7.10	$5.91	$7.20	$7.49

Income (loss) from investment operations:
Net investment income[1]	0.40	0.40	0.36	0.44	0.45
Net realized and unrealized gain (loss)	(0.86)	(0.37)	1.22	(1.29)	(0.29)
Total from investment operations	(0.46)	0.03	1.58	(0.85)	0.16

Less dividends and distributions from:
Net investment income	(0.40)	(0.40)	(0.39)	(0.44)	(0.45)
Total dividends and distributions	(0.40)	(0.40)	(0.39)	(0.44)	(0.45)

Net asset value, end of period	$5.87	$6.73	$7.10	$5.91	$7.20

Total return[2]	(6.70)%[3]	0.38%[3,4]	27.28%[3]	(12.66)%[3]	2.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$141,497	$221,601	$321 [5]	$447 [5]	$683 [5]
Ratio of expenses to average net assets[6]	1.71%	1.66%	1.66%	1.66%	1.66%
Ratio of expenses to average net assets prior to fees waived[6]	1.81%	1.70%	1.70%	1.68%	1.66%
Ratio of net investment income to average net assets	6.64%	5.72%	5.50%	6.17%	6.10%
Ratio of net investment income to average net assets prior to fees waived	6.54%	5.68%	5.46%	6.15%	6.10%
Portfolio turnover	50%	48%	59%	30%	41%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy High Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$6.73	$7.10	$5.91	$7.20	$7.49

Income (loss) from investment operations:
Net investment income[1]	0.45	0.47	0.43	0.50	0.52
Net realized and unrealized gain (loss)	(0.85)	(0.37)	1.21	(1.29)	(0.29)
Total from investment operations	(0.40)	0.10	1.64	(0.79)	0.23

Less dividends and distributions from:
Net investment income	(0.46)	(0.47)	(0.45)	(0.50)	(0.52)
Total dividends and distributions	(0.46)	(0.47)	(0.45)	(0.50)	(0.52)

Net asset value, end of period	$5.87	$6.73	$7.10	$5.91	$7.20

Total return[2]	(5.79)%	1.31%[3]	28.44%	(11.83)%	3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,035,891	$1,454,150	$1,868 [4]	$1,487 [4]	$2,058 [4]
Ratio of expenses to average net assets[5]	0.75%	0.74%	0.75%	0.73%	0.72%
Ratio of net investment income to average net assets	7.61%	6.66%	6.38%	7.11%	7.05%
Portfolio turnover	50%	48%	59%	30%	41%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy High Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$6.73	$7.10	$5.91	$7.20	$7.49

Income (loss) from investment operations:
Net investment income[1]	0.42	0.43	0.39	0.46	0.47
Net realized and unrealized gain (loss)	(0.85)	(0.37)	1.21	(1.29)	(0.29)
Total from investment operations	(0.43)	0.06	1.60	(0.83)	0.18

Less dividends and distributions from:
Net investment income	(0.43)	(0.43)	(0.41)	(0.46)	(0.47)
Total dividends and distributions	(0.43)	(0.43)	(0.41)	(0.46)	(0.47)

Net asset value, end of period	$5.87	$6.73	$7.10	$5.91	$7.20

Total return[2]	(6.29)%	0.71%[3]	27.67%	(12.36)%	2.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,322	$44,613	$48 [4]	$45 [4]	$62 [4]
Ratio of expenses to average net assets[5]	1.28%	1.34%	1.35%	1.32%	1.30%
Ratio of net investment income to average net assets	7.09%	6.05%	5.79%	6.52%	6.47%
Portfolio turnover	50%	48%	59%	30%	41%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy High Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$6.73	$7.10	$5.91	$7.20	$7.49

Income (loss) from investment operations:
Net investment income[1]	0.46	0.48	0.44	0.51	0.53
Net realized and unrealized gain (loss)	(0.86)	(0.37)	1.21	(1.29)	(0.29)
Total from investment operations	(0.40)	0.11	1.65	(0.78)	0.24

Less dividends and distributions from:
Net investment income	(0.46)	(0.48)	(0.46)	(0.51)	(0.53)
Total dividends and distributions	(0.46)	(0.48)	(0.46)	(0.51)	(0.53)

Net asset value, end of period	$5.87	$6.73	$7.10	$5.91	$7.20

Total return[2]	(5.68)%	1.45%[3]	28.63%	(11.69)%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$59,659	$64,630	$67 [4]	$64 [4]	$71 [4]
Ratio of expenses to average net assets[5]	0.64%	0.60%	0.60%	0.58%	0.56%
Ratio of net investment income to average net assets	7.78%	6.78%	6.54%	7.27%	7.22%
Portfolio turnover	50%	48%	59%	30%	41%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy High Income Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$6.73	$7.10	$5.91	$7.20	$7.49

Income (loss) from investment operations:
Net investment income[1]	0.44	0.45	0.41	0.49	0.50
Net realized and unrealized gain (loss)	(0.86)	(0.37)	1.21	(1.29)	(0.29)
Total from investment operations	(0.42)	0.08	1.62	(0.80)	0.21

Less dividends and distributions from:
Net investment income	(0.44)	(0.45)	(0.43)	(0.49)	(0.50)
Total dividends and distributions	(0.44)	(0.45)	(0.43)	(0.49)	(0.50)

Net asset value, end of period	$5.87	$6.73	$7.10	$5.91	$7.20

Total return[2]	(6.02)%	1.09%[3,4]	28.17%[4]	(12.03)%[4]	2.94%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$68,758	$99,847	$138 [5]	$133 [5]	$239 [5]
Ratio of expenses to average net assets[6]	1.00%	0.96%	0.97%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[6]	1.00%	0.99%	1.00%	0.98%	0.96%
Ratio of net investment income to average net assets	7.34%	6.37%	6.17%	6.87%	6.80%
Ratio of net investment income to average net assets prior to fees waived	7.34%	6.34%	6.14%	6.84%	6.79%
Portfolio turnover	50%	48%	59%	30%	41%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Core Equity Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$19.09	$19.82	$13.29	$16.75	$19.98

Income (loss) from investment operations:
Net investment income[1]	0.38	0.18	0.23	0.26	0.35
Net realized and unrealized gain (loss)	(0.50)	(0.41)	6.48	(3.30)	(2.11)
Total from investment operations	(0.12)	(0.23)	6.71	(3.04)	(1.76)

Less dividends and distributions from:
Net investment income	(0.14)	(0.50)	(0.18)	(0.42)	(0.36)
Net realized gain	—	—	—	—	(1.11)
Total dividends and distributions	(0.14)	(0.50)	(0.18)	(0.42)	(1.47)

Net asset value, end of period	$18.83	$19.09	$19.82	$13.29	$16.75

Total return[2]	(0.55)%	(1.28)%	50.62%	(18.72)%	(8.57)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$278,607	$329,081	$388 [3]	$322 [3]	$568 [3]
Ratio of expenses to average net assets[4]	1.11%	1.23%	1.23%	1.25%	1.26%
Ratio of expenses to average net assets prior to fees waived[4]	1.42%	1.36%	1.35%	1.31%	1.27%
Ratio of net investment income to average net assets	2.20%	0.89%	1.33%	1.57%	1.90%
Ratio of net investment income to average net assets prior to fees waived	1.89%	0.76%	1.21%	1.51%	1.89%
Portfolio turnover	43%	71%	76%	62%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Core Equity Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$16.62	$17.33	$11.65	$14.75	$17.77

Income (loss) from investment operations:
Net investment income[1]	0.22	0.04	0.09	0.14	0.20
Net realized and unrealized gain (loss)	(0.43)	(0.36)	5.68	(2.91)	(1.87)
Total from investment operations	(0.21)	(0.32)	5.77	(2.77)	(1.67)

Less dividends and distributions from:
Net investment income	(0.02)	(0.39)	(0.09)	(0.33)	(0.24)
Net realized gain	—	—	—	—	(1.11)
Total dividends and distributions	(0.02)	(0.39)	(0.09)	(0.33)	(1.35)

Net asset value, end of period	$16.39	$16.62	$17.33	$11.65	$14.75

Total return[2]	(1.23)%	(1.97)%	49.63%	(19.30)%	(9.14)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,549	$45,987	$67 [3]	$77 [3]	$163 [3]
Ratio of expenses to average net assets[4]	1.84%	1.92%	1.92%	1.93%	1.91%
Ratio of expenses to average net assets prior to fees waived[4]	2.20%	2.06%	2.05%	1.99%	1.92%
Ratio of net investment income to average net assets	1.46%	0.23%	0.58%	0.94%	1.24%
Ratio of net investment income to average net assets prior to fees waived	1.10%	0.09%	0.45%	0.88%	1.23%
Portfolio turnover	43%	71%	76%	62%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Core Equity Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$19.24	$19.98	$13.39	$16.86	$20.10

Income (loss) from investment operations:
Net investment income[1]	0.45	0.28	0.29	0.35	0.42
Net realized and unrealized gain (loss)	(0.50)	(0.42)	6.55	(3.32)	(2.12)
Total from investment operations	(0.05)	(0.14)	6.84	(2.97)	(1.70)

Less dividends and distributions from:
Net investment income	(0.19)	(0.60)	(0.25)	(0.50)	(0.43)
Net realized gain	—	—	—	—	(1.11)
Total dividends and distributions	(0.19)	(0.60)	(0.25)	(0.50)	(1.54)

Net asset value, end of period	$19.00	$19.24	$19.98	$13.39	$16.86

Total return[2]	(0.17)%	(0.88)%	51.27%	(18.30)%	(8.20)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$723,002	$1,024,716	$1,408 [3]	$1,483 [3]	$3,149 [3]
Ratio of expenses to average net assets[4]	0.79%	0.79%	0.79%	0.79%	0.85%
Ratio of expenses to average net assets prior to fees waived[4]	0.94%	1.02%	1.03%	0.98%	0.95%
Ratio of net investment income to average net assets	2.54%	1.34%	1.72%	2.08%	2.27%
Ratio of net investment income to average net assets prior to fees waived	2.39%	1.11%	1.48%	1.89%	2.17%
Portfolio turnover	43%	71%	76%	62%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Core Equity Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$19.07	$19.80	$13.29	$16.75	$19.97

Income (loss) from investment operations:
Net investment income[1]	0.33	0.12	0.17	0.20	0.29
Net realized and unrealized gain (loss)	(0.49)	(0.41)	6.48	(3.28)	(2.10)
Total from investment operations	(0.16)	(0.29)	6.65	(3.08)	(1.81)

Less dividends and distributions from:
Net investment income	(0.10)	(0.44)	(0.14)	(0.38)	(0.30)
Net realized gain	—	—	—	—	(1.11)
Total dividends and distributions	(0.10)	(0.44)	(0.14)	(0.38)	(1.41)

Net asset value, end of period	$18.81	$19.07	$19.80	$13.29	$16.75

Total return[2]	(0.78)%	(1.57)%	50.08%	(18.93)%	(8.82)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,758	$47,807	$55 [3]	$47 [3]	$104 [3]
Ratio of expenses to average net assets[4]	1.37%	1.53%	1.53%	1.53%	1.53%
Ratio of expenses to average net assets prior to fees waived[4]	1.51%	1.63%	1.62%	1.57%	1.54%
Ratio of net investment income to average net assets	1.92%	0.58%	1.02%	1.21%	1.60%
Ratio of net investment income to average net assets prior to fees waived	1.78%	0.48%	0.93%	1.17%	1.59%
Portfolio turnover	43%	71%	76%	62%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Core Equity Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$19.30	$20.03	$13.43	$16.91	$20.16

Income (loss) from investment operations:
Net investment income[1]	0.45	0.29	0.29	0.36	0.43
Net realized and unrealized gain (loss)	(0.51)	(0.42)	6.56	(3.34)	(2.12)
Total from investment operations	(0.06)	(0.13)	6.85	(2.98)	(1.69)

Less dividends and distributions from:
Net investment income	(0.19)	(0.60)	(0.25)	(0.50)	(0.45)
Net realized gain	—	—	—	—	(1.11)
Total dividends and distributions	(0.19)	(0.60)	(0.25)	(0.50)	(1.56)

Net asset value, end of period	$19.05	$19.30	$20.03	$13.43	$16.91

Total return[2]	(0.22)%	(0.83)%	51.19%	(18.31)%	(8.12)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$243,848	$347,008	$497 [3]	$620 [3]	$1,437 [3]
Ratio of expenses to average net assets[4]	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[4]	0.93%	0.88%	0.88%	0.83%	0.80%
Ratio of net investment income to average net assets	2.55%	1.37%	1.69%	2.09%	2.35%
Ratio of net investment income to average net assets prior to fees waived	2.41%	1.28%	1.60%	2.05%	2.34%
Portfolio turnover	43%	71%	76%	62%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Core Equity Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$19.24	$19.98	$13.39	$16.87	$20.12

Income (loss) from investment operations:
Net investment income[1]	0.39	0.21	0.22	0.27	0.37
Net realized and unrealized gain (loss)	(0.49)	(0.43)	6.56	(3.32)	(2.14)
Total from investment operations	(0.10)	(0.22)	6.78	(3.05)	(1.77)

Less dividends and distributions from:
Net investment income	(0.15)	(0.52)	(0.19)	(0.43)	(0.37)
Net realized gain	—	—	—	—	(1.11)
Total dividends and distributions	(0.15)	(0.52)	(0.19)	(0.43)	(1.48)

Net asset value, end of period	$18.99	$19.24	$19.98	$13.39	$16.87

Total return[2]	(0.46)%[3]	(1.26)%[3]	50.76%[3]	(18.65)%[3]	(8.55)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,120	$49,433	$91 [4]	$176 [4]	$377 [4]
Ratio of expenses to average net assets[5]	1.09%	1.18%	1.17%	1.18%	1.19%
Ratio of expenses to average net assets prior to fees waived[5]	1.24%	1.28%	1.29%	1.23%	1.19%
Ratio of net investment income to average net assets	2.20%	0.99%	1.33%	1.62%	1.99%
Ratio of net investment income to average net assets prior to fees waived	2.05%	0.89%	1.21%	1.57%	1.99%
Portfolio turnover	43%	71%	76%	62%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$16.57	$18.54	$11.08	$14.93	$18.08

Income (loss) from investment operations:
Net investment income[1]	0.16	0.21	0.16	0.32	0.16
Net realized and unrealized gain (loss)	(0.31)	(1.76)	7.48	(3.81)	(1.33)
Total from investment operations	(0.15)	(1.55)	7.64	(3.49)	(1.17)

Less dividends and distributions from:
Net investment income	—	(0.42)	(0.18)	(0.36)	(0.07)
Net realized gain	(1.51)	—	—	—	(1.91)
Total dividends and distributions	(1.51)	(0.42)	(0.18)	(0.36)	(1.98)

Net asset value, end of period	$14.91	$16.57	$18.54	$11.08	$14.93

Total return[2]	0.23%[3]	(8.50)%	69.18%[3]	(24.08)%[3]	(6.19)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,665	$53,118	$66 [4]	$45 [4]	$75 [4]
Ratio of expenses to average net assets[5]	1.37%	1.45%	1.55%	1.56%	1.55%
Ratio of expenses to average net assets prior to fees waived[5]	1.79%	1.45%	1.76%	1.77%	1.75%
Ratio of net investment income to average net assets	1.10%	1.13%	1.08%	2.19%	0.99%
Ratio of net investment income to average net assets prior to fees waived	0.68%	1.13%	0.87%	1.98%	0.79%
Portfolio turnover	36%	119%	20%	26%	85%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$15.29	$17.16	$10.28	$13.89	$16.99

Income (loss) from investment operations:
Net investment income[1]	0.06	0.04	0.02	0.22	0.06
Net realized and unrealized gain (loss)	(0.31)	(1.62)	6.95	(3.55)	(1.25)
Total from investment operations	(0.25)	(1.58)	6.97	(3.33)	(1.19)

Less dividends and distributions from:
Net investment income	—	(0.29)	(0.09)	(0.28)	—
Net realized gain	(1.51)	—	—	—	(1.91)
Total dividends and distributions	(1.51)	(0.29)	(0.09)	(0.28)	(1.91)

Net asset value, end of period	$13.53	$15.29	$17.16	$10.28	$13.89

Total return[2]	(0.42)%[3]	(9.30)%	67.92%[3]	(24.55)%[3]	(6.74)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$396	$650	$1 [4]	$1 [4]	$2 [4]
Ratio of expenses to average net assets[5]	2.12%	2.28%	2.31%	2.20%	2.13%
Ratio of expenses to average net assets prior to fees waived[5]	2.52%	2.28%	2.52%	2.41%	2.33%
Ratio of net investment income to average net assets	0.44%	0.23%	0.18%	1.57%	0.39%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.04%	0.23%	(0.03)%	1.36%	0.19%
Portfolio turnover	36%	119%	20%	26%	85%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Value Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$17.03	$19.05	$11.37	$15.30	$18.48

Income (loss) from investment operations:
Net investment income[1]	0.24	0.30	0.22	0.39	0.24
Net realized and unrealized gain (loss)	(0.33)	(1.83)	7.70	(3.89)	(1.37)
Total from investment operations	(0.09)	(1.53)	7.92	(3.50)	(1.13)

Less dividends and distributions from:
Net investment income	—	(0.49)	(0.24)	(0.43)	(0.14)
Net realized gain	(1.51)	—	—	—	(1.91)
Total dividends and distributions	(1.51)	(0.49)	(0.24)	(0.43)	(2.05)

Net asset value, end of period	$15.43	$17.03	$19.05	$11.37	$15.30

Total return[2]	0.58%[3]	(8.21)%	69.97%[3]	(23.71)%[3]	(5.79)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,058	$66,566	$92 [4]	$74 [4]	$95 [4]
Ratio of expenses to average net assets[5]	1.06%	1.08%	1.12%	1.11%	1.12%
Ratio of expenses to average net assets prior to fees waived[5]	1.26%	1.08%	1.33%	1.32%	1.32%
Ratio of net investment income to average net assets	1.62%	1.54%	1.48%	2.60%	1.43%
Ratio of net investment income to average net assets prior to fees waived	1.42%	1.54%	1.27%	2.39%	1.23%
Portfolio turnover	36%	119%	20%	26%	85%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$16.52	$18.50	$11.06	$14.90	$18.05

Income (loss) from investment operations:
Net investment income[1]	0.07	0.50	0.14	0.30	0.14
Net realized and unrealized gain (loss)	(0.24)	(2.10)	7.47	(3.79)	(1.33)
Total from investment operations	(0.17)	(1.60)	7.61	(3.49)	(1.19)

Less dividends and distributions from:
Net investment income	—	(0.38)	(0.17)	(0.35)	(0.05)
Net realized gain	(1.51)	—	—	—	(1.91)
Total dividends and distributions	(1.51)	(0.38)	(0.17)	(0.35)	(1.96)

Net asset value, end of period	$14.84	$16.52	$18.50	$11.06	$14.90

Total return[2]	0.10%[3]	(8.79)%	68.98%[3]	(24.13)%[3]	(6.33)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$132	$6	$— [4,5]	$— [4,5]	$— [4,5]
Ratio of expenses to average net assets[6]	1.47%	1.75%	1.69%	1.67%	1.69%
Ratio of expenses to average net assets prior to fees waived[6]	1.89%	1.75%	1.90%	1.88%	1.89%
Ratio of net investment income to average net assets	0.52%	2.66%	0.98%	2.03%	0.85%
Ratio of net investment income to average net assets prior to fees waived	0.10%	2.66%	0.77%	1.82%	0.65%
Portfolio turnover	36%	119%	20%	26%	85%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy International Value Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$17.08	$19.11	$11.40	$15.34	$18.53

Income (loss) from investment operations:
Net investment income[1]	0.23	0.32	0.24	0.43	0.28
Net realized and unrealized gain (loss)	(0.32)	(1.83)	7.74	(3.91)	(1.39)
Total from investment operations	(0.09)	(1.51)	7.98	(3.48)	(1.11)

Less dividends and distributions from:
Net investment income	—	(0.52)	(0.27)	(0.46)	(0.17)
Net realized gain	(1.51)	—	—	—	(1.91)
Total dividends and distributions	(1.51)	(0.52)	(0.27)	(0.46)	(2.08)

Net asset value, end of period	$15.48	$17.08	$19.11	$11.40	$15.34

Total return[2]	0.58%[3]	(8.08)%	70.31%[3]	(23.58)%[3]	(5.66)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,969	$66,050	$90 [4]	$84 [4]	$105 [4]
Ratio of expenses to average net assets[5]	1.03%	0.92%	0.94%	0.93%	0.91%
Ratio of expenses to average net assets prior to fees waived[5]	1.16%	0.92%	1.15%	1.14%	1.11%
Ratio of net investment income to average net assets	1.51%	1.69%	1.62%	2.84%	1.72%
Ratio of net investment income to average net assets prior to fees waived	1.38%	1.69%	1.41%	2.63%	1.52%
Portfolio turnover	36%	119%	20%	26%	85%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy International Value Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$16.85	$18.85	$11.26	$15.16	$18.33

Income (loss) from investment operations:
Net investment income[1]	0.18	0.23	0.20	0.38	0.20
Net realized and unrealized gain (loss)	(0.30)	(1.79)	7.60	(3.89)	(1.36)
Total from investment operations	(0.12)	(1.56)	7.80	(3.51)	(1.16)

Less dividends and distributions from:
Net investment income	—	(0.44)	(0.21)	(0.39)	(0.10)
Net realized gain	(1.51)	—	—	—	(1.91)
Total dividends and distributions	(1.51)	(0.44)	(0.21)	(0.39)	(2.01)

Net asset value, end of period	$15.22	$16.85	$18.85	$11.26	$15.16

Total return[2]	0.41%[3]	(8.43)%	69.55%[3]	(23.93)%[3]	(6.04)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$689	$953	$1 [4]	$1 [4]	$2 [4]
Ratio of expenses to average net assets[5]	1.29%	1.34%	1.36%	1.41%	1.36%
Ratio of expenses to average net assets prior to fees waived[5]	1.50%	1.34%	1.57%	1.62%	1.56%
Ratio of net investment income to average net assets	1.24%	1.23%	1.32%	2.52%	1.17%
Ratio of net investment income to average net assets prior to fees waived	1.03%	1.23%	1.11%	2.31%	0.97%
Portfolio turnover	36%	119%	20%	26%	85%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$31.11	$29.35	$20.52	$22.73	$22.65

Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.12)	(0.07)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(2.99)	5.20	10.80	0.85	2.87
Total from investment operations	(3.05)	5.08	10.73	0.83	2.86

Less dividends and distributions from:
Net realized gain	(2.88)	(3.32)	(1.90)	(3.04)	(2.78)
Total dividends and distributions	(2.88)	(3.32)	(1.90)	(3.04)	(2.78)

Net asset value, end of period	$25.18	$31.11	$29.35	$20.52	$22.73

Total return[2]	(9.24)%[3]	16.52%	52.78%	2.18%	13.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,127,513	$2,834,191	$2,740 [4]	$1,936 [4]	$2,113 [4]
Ratio of expenses to average net assets[5]	0.93%	0.94%	0.98%	1.01%	1.04%
Ratio of expenses to average net assets prior to fees waived[5]	1.00%	0.94%	0.98%	1.01%	1.04%
Ratio of net investment loss to average net assets	(0.22)%	(0.36)%	(0.24)%	(0.07)%	(0.04)%
Ratio of net investment loss to average net assets prior to fees waived	(0.29)%	(0.28)%	(0.36)%	(0.24)%	(0.07)%
Portfolio turnover	20%	12%	23%	33%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$22.78	$22.15	$15.94	$18.30	$18.87

Income (loss) from investment operations:
Net investment loss[1]	(0.19)	(0.30)	(0.22)	(0.17)	(0.15)
Net realized and unrealized gain (loss)	(2.25)	3.96	8.33	0.75	2.33
Total from investment operations	(2.44)	3.66	8.11	0.58	2.18

Less dividends and distributions from:
Net realized gain	(2.88)	(3.03)	(1.90)	(2.94)	(2.75)
Total dividends and distributions	(2.88)	(3.03)	(1.90)	(2.94)	(2.75)

Net asset value, end of period	$17.46	$22.78	$22.15	$15.94	$18.30

Total return[2]	(9.97)%[3]	15.55%	51.46%	1.38%	12.75%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,773	$63,666	$69 [4]	$69 [4]	$88 [4]
Ratio of expenses to average net assets[5]	1.73%	1.80%	1.82%	1.83%	1.81%
Ratio of expenses to average net assets prior to fees waived[5]	1.90%	1.80%	1.82%	1.83%	1.81%
Ratio of net investment loss to average net assets	(1.03)%	(1.23)%	(1.07)%	(0.89)%	(0.81)%
Ratio of net investment loss to average net assets prior to fees waived	(1.20)%	(1.23)%	(1.07)%	(0.89)%	(0.81)%
Portfolio turnover	20%	12%	23%	33%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Large Cap Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$33.61	$31.48	$21.90	$24.09	$23.80

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02 [2]	(0.02)	0.03	0.06	0.06
Net realized and unrealized gain (loss)	(3.22)	5.56	11.52	0.89	3.03
Total from investment operations	(3.20)	5.54	11.55	0.95	3.09

Less dividends and distributions from:
Net investment income	—	—	(0.01)	(0.07)	—
Net realized gain	(2.88)	(3.41)	(1.96)	(3.07)	(2.80)
Total dividends and distributions	(2.88)	(3.41)	(1.97)	(3.14)	(2.80)

Net asset value, end of period	$27.53	$33.61	$31.48	$21.90	$24.09

Total return[3]	(8.99)%	16.87%	53.25%	2.51%	13.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,723,101	$2,626,992	$2,527 [4]	$1,819 [4]	$1,970 [4]
Ratio of expenses to average net assets[5]	0.64%	0.64%	0.64%	0.69%	0.73%
Ratio of expenses to average net assets prior to fees waived[5]	0.66%	0.77%	0.79%	0.80%	0.82%
Ratio of net investment income (loss) to average net assets	0.07%	(0.06)%	0.09%	0.24%	0.27%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.05%	(0.19)%	(0.06)%	0.13%	0.18%
Portfolio turnover	20%	12%	23%	33%	37%

[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Large Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$29.09	$27.57	$19.43	$21.69	$21.79

Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.24)	(0.16)	(0.10)	(0.09)
Net realized and unrealized gain (loss)	(2.83)	4.89	10.20	0.82	2.74
Total from investment operations	(2.95)	4.65	10.04	0.72	2.65

Less dividends and distributions from:
Net realized gain	(2.88)	(3.13)	(1.90)	(2.98)	(2.75)
Total dividends and distributions	(2.88)	(3.13)	(1.90)	(2.98)	(2.75)

Net asset value, end of period	$23.26	$29.09	$27.57	$19.43	$21.69

Total return[2]	(9.55)%[3]	16.07%	52.17%	1.75%	13.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,598	$12,298	$13 [4]	$13 [4]	$18 [4]
Ratio of expenses to average net assets[5]	1.23%	1.37%	1.38%	1.40%	1.40%
Ratio of expenses to average net assets prior to fees waived[5]	1.24%	1.37%	1.38%	1.40%	1.40%
Ratio of net investment loss to average net assets	(0.51)%	(0.79)%	(0.63)%	(0.46)%	(0.40)%
Ratio of net investment loss to average net assets prior to fees waived	(0.52)%	(0.79)%	(0.63)%	(0.46)%	(0.40)%
Portfolio turnover	20%	12%	23%	33%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Large Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$33.89	$31.71	$22.05	$24.25	$23.91

Income (loss) from investment operations:
Net investment income (loss)[1]	0.03 [2]	(0.02)	0.03	0.07	0.08
Net realized and unrealized gain (loss)	(3.26)	5.61	11.61	0.89	3.04
Total from investment operations	(3.23)	5.59	11.64	0.96	3.12

Less dividends and distributions from:
Net investment income	—	—	(0.02)	(0.09)	—
Net realized gain	(2.88)	(3.41)	(1.96)	(3.07)	(2.78)
Total dividends and distributions	(2.88)	(3.41)	(1.98)	(3.16)	(2.78)

Net asset value, end of period	$27.78	$33.89	$31.71	$22.05	$24.25

Total return[3]	(9.01)%[4]	16.90%	53.28%	2.54%	14.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$185,287	$166,623	$164 [5]	$107 [5]	$108 [5]
Ratio of expenses to average net assets[6]	0.64%	0.64%	0.64%	0.66%	0.66%
Ratio of expenses to average net assets prior to fees waived[6]	0.66%	0.64%	0.64%	0.66%	0.66%
Ratio of net investment income (loss) to average net assets	0.09%	(0.06)%	0.10%	0.28%	0.33%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.07%	(0.06)%	0.10%	0.28%	0.33%
Portfolio turnover	20%	12%	23%	33%	37%

[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Large Cap Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$32.29	$30.36	$21.18	$23.37	$23.24

Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.13)	(0.07)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	(3.11)	5.37	11.15	0.86	2.94
Total from investment operations	(3.17)	5.24	11.08	0.84	2.93

Less dividends and distributions from:
Net realized gain	(2.88)	(3.31)	(1.90)	(3.03)	(2.80)
Total dividends and distributions	(2.88)	(3.31)	(1.90)	(3.03)	(2.80)

Net asset value, end of period	$26.24	$32.29	$30.36	$21.18	$23.37

Total return[2]	(9.28)%	16.51%	52.78%	2.19%	13.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,849	$35,926	$31 [3]	$26 [3]	$38 [3]
Ratio of expenses to average net assets[4]	0.95%	0.95%	0.98%	1.01%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	0.96%	1.02%	1.04%	1.05%	1.06%
Ratio of net investment loss to average net assets	(0.24)%	(0.37)%	(0.24)%	(0.08)%	(0.05)%
Ratio of net investment loss to average net assets prior to fees waived	(0.25)%	(0.44)%	(0.30)%	(0.12)%	(0.06)%
Portfolio turnover	20%	12%	23%	33%	37%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Limited-Term Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.61	$11.04	$10.87	$10.74	$10.64

Income (loss) from investment operations:
Net investment income[1]	0.21	0.11	0.15	0.20	0.21
Net realized and unrealized gain (loss)	(0.23)	(0.43)	0.17	0.14	0.10
Total from investment operations	(0.02)	(0.32)	0.32	0.34	0.31

Less dividends and distributions from:
Net investment income	(0.21)	(0.11)	(0.15)	(0.21)	(0.21)
Total dividends and distributions	(0.21)	(0.11)	(0.15)	(0.21)	(0.21)

Net asset value, end of period	$10.38	$10.61	$11.04	$10.87	$10.74

Total return[2]	(0.17)%[3]	(2.95)%	2.99%	3.14%	2.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$286,217	$348,269	$421 [4]	$381 [4]	$382 [4]
Ratio of expenses to average net assets[5]	0.84%	0.89%	0.89%	0.91%	0.91%
Ratio of expenses to average net assets prior to fees waived[5]	0.95%	0.89%	0.89%	0.91%	0.91%
Ratio of net investment income to average net assets	2.06%	0.98%	1.39%	1.86%	1.90%
Ratio of net investment income to average net assets prior to fees waived	1.95%	0.98%	1.39%	1.86%	1.90%
Portfolio turnover	120%	88%	55%	61%	83%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Limited-Term Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.61	$11.04	$10.87	$10.74	$10.64

Income (loss) from investment operations:
Net investment income[1]	0.12	0.02	0.07	0.12	0.13
Net realized and unrealized gain (loss)	(0.22)	(0.43)	0.17	0.13	0.10
Total from investment operations	(0.10)	(0.41)	0.24	0.25	0.23

Less dividends and distributions from:
Net investment income	(0.13)	(0.02)	(0.07)	(0.12)	(0.13)
Total dividends and distributions	(0.13)	(0.02)	(0.07)	(0.12)	(0.13)

Net asset value, end of period	$10.38	$10.61	$11.04	$10.87	$10.74

Total return[2]	(0.95)%[3]	(3.70)%	2.23%	2.36%	2.20%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,124	$14,208	$25 [4]	$27 [4]	$45 [4]
Ratio of expenses to average net assets[5]	1.64%	1.67%	1.65%	1.67%	1.65%
Ratio of expenses to average net assets prior to fees waived[5]	1.83%	1.67%	1.65%	1.67%	1.65%
Ratio of net investment income to average net assets	1.17%	0.22%	0.65%	1.12%	1.16%
Ratio of net investment income to average net assets prior to fees waived	0.98%	0.22%	0.65%	1.12%	1.16%
Portfolio turnover	120%	88%	55%	61%	83%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Limited-Term Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.61	$11.04	$10.87	$10.74	$10.64

Income (loss) from investment operations:
Net investment income[1]	0.23	0.13	0.18	0.23	0.24
Net realized and unrealized gain (loss)	(0.23)	(0.43)	0.17	0.13	0.10
Total from investment operations	—	(0.30)	0.35	0.36	0.34

Less dividends and distributions from:
Net investment income	(0.23)	(0.13)	(0.18)	(0.23)	(0.24)
Total dividends and distributions	(0.23)	(0.13)	(0.18)	(0.23)	(0.24)

Net asset value, end of period	$10.38	$10.61	$11.04	$10.87	$10.74

Total return[2]	0.07%[3]	(2.76)%	3.21%	3.38%	3.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$257,146	$434,583	$596 [4]	$570 [4]	$677 [4]
Ratio of expenses to average net assets[5]	0.60%	0.68%	0.68%	0.69%	0.67%
Ratio of expenses to average net assets prior to fees waived[5]	0.64%	0.68%	0.68%	0.69%	0.67%
Ratio of net investment income to average net assets	2.24%	1.19%	1.61%	2.10%	2.14%
Ratio of net investment income to average net assets prior to fees waived	2.20%	1.19%	1.61%	2.10%	2.14%
Portfolio turnover	120%	88%	55%	61%	83%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Limited-Term Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.61	$11.04	$10.87	$10.74	$10.64

Income (loss) from investment operations:
Net investment income[1]	0.18	0.06	0.12	0.16	0.17
Net realized and unrealized gain (loss)	(0.23)	(0.43)	0.16	0.14	0.10
Total from investment operations	(0.05)	(0.37)	0.28	0.30	0.27

Less dividends and distributions from:
Net investment income	(0.18)	(0.06)	(0.11)	(0.17)	(0.17)
Total dividends and distributions	(0.18)	(0.06)	(0.11)	(0.17)	(0.17)

Net asset value, end of period	$10.38	$10.61	$11.04	$10.87	$10.74

Total return[2]	(0.46)%[3]	(3.34)%	2.61%	2.76%	2.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$336	$478	$— [4,5]	$1 [4]	$— [4,5]
Ratio of expenses to average net assets[6]	1.13%	1.29%	1.27%	1.28%	1.26%
Ratio of expenses to average net assets prior to fees waived[6]	1.16%	1.29%	1.27%	1.28%	1.26%
Ratio of net investment income to average net assets	1.76%	0.59%	1.06%	1.47%	1.54%
Ratio of net investment income to average net assets prior to fees waived	1.73%	0.59%	1.06%	1.47%	1.54%
Portfolio turnover	120%	88%	55%	61%	83%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Limited-Term Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.61	$11.04	$10.87	$10.74	$10.64

Income (loss) from investment operations:
Net investment income[1]	0.18	0.15	0.20	0.24	0.25
Net realized and unrealized gain (loss)	(0.17)	(0.43)	0.17	0.14	0.10
Total from investment operations	0.01	(0.28)	0.37	0.38	0.35

Less dividends and distributions from:
Net investment income	(0.24)	(0.15)	(0.20)	(0.25)	(0.25)
Total dividends and distributions	(0.24)	(0.15)	(0.20)	(0.25)	(0.25)

Net asset value, end of period	$10.38	$10.61	$11.04	$10.87	$10.74

Total return[2]	0.11%[3]	(2.60)%	3.37%	3.54%	3.36%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,284	$140,580	$122 [4]	$130 [4]	$169 [4]
Ratio of expenses to average net assets[5]	0.54%	0.53%	0.53%	0.53%	0.51%
Ratio of expenses to average net assets prior to fees waived[5]	0.55%	0.53%	0.53%	0.53%	0.51%
Ratio of net investment income to average net assets	1.73%	1.34%	1.77%	2.25%	2.30%
Ratio of net investment income to average net assets prior to fees waived	1.72%	1.34%	1.77%	2.25%	2.30%
Portfolio turnover	120%	88%	55%	61%	83%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Limited-Term Bond Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.61	$11.04	$10.87	$10.74	$10.64

Income (loss) from investment operations:
Net investment income[1]	0.21	0.11	0.16	0.20	0.21
Net realized and unrealized gain (loss)	(0.23)	(0.43)	0.16	0.14	0.10
Total from investment operations	(0.02)	(0.32)	0.32	0.34	0.31

Less dividends and distributions from:
Net investment income	(0.21)	(0.11)	(0.15)	(0.21)	(0.21)
Total dividends and distributions	(0.21)	(0.11)	(0.15)	(0.21)	(0.21)

Net asset value, end of period	$10.38	$10.61	$11.04	$10.87	$10.74

Total return[2]	(0.18)%[3]	(2.95)%[3]	2.99%[3]	3.14%[3]	2.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,955	$2,129	$3 [4]	$6 [4]	$7 [4]
Ratio of expenses to average net assets[5]	0.85%	0.89%	0.89%	0.91%	0.91%
Ratio of expenses to average net assets prior to fees waived[5]	0.89%	0.93%	0.93%	0.96%	0.91%
Ratio of net investment income to average net assets	2.06%	0.98%	1.45%	1.88%	1.89%
Ratio of net investment income to average net assets prior to fees waived	2.02%	0.94%	1.41%	1.83%	1.89%
Portfolio turnover	120%	88%	55%	61%	83%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Managed International Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$11.31	$12.52	$7.80	$10.18	$11.87

Income (loss) from investment operations:
Net investment income[1]	0.07	0.26	0.08	0.18	0.14
Net realized and unrealized gain (loss)	(0.62)	(1.16)	4.73	(1.88)	(1.08)
Total from investment operations	(0.55)	(0.90)	4.81	(1.70)	(0.94)

Less dividends and distributions from:
Net investment income	—	(0.28)	(0.09)	(0.20)	(0.16)
Net realized gain	(1.41)	(0.03)	—	(0.48)	(0.59)
Total dividends and distributions	(1.41)	(0.31)	(0.09)	(0.68)	(0.75)

Net asset value, end of period	$9.35	$11.31	$12.52	$7.80	$10.18

Total return[2]	(3.79)%	(7.34)%	61.81%	(18.31)%	(7.32)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$36,341	$51,379	$64 [3]	$45 [3]	$66 [3]
Ratio of expenses to average net assets[4]	0.68%	0.46%	0.46%	0.48%	0.49%
Ratio of expenses to average net assets prior to fees waived[4]	0.73%	0.59%	0.50%	0.51%	0.51%
Ratio of net investment income to average net assets	0.73%	2.06%	0.80%	1.82%	1.32%
Ratio of net investment income to average net assets prior to fees waived	0.68%	1.93%	0.76%	1.79%	1.30%
Portfolio turnover	19%	36%	17%	10%	71%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Managed International Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.99	$12.22	$7.53	$9.92	$11.64

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)[2]	0.17	— [3]	0.10	0.06
Net realized and unrealized gain (loss)	(0.60)	(1.16)	4.73	(1.86)	(1.09)
Total from investment operations	(0.62)	(0.99)	4.73	(1.76)	(1.03)

Less dividends and distributions from:
Net investment income	—	(0.21)	(0.04)	(0.15)	(0.10)
Net realized gain	(1.41)	(0.03)	—	(0.48)	(0.59)
Total dividends and distributions	(1.41)	(0.24)	(0.04)	(0.63)	(0.69)

Net asset value, end of period	$8.96	$10.99	$12.22	$7.53	$9.92

Total return[4]	(4.57)%	(8.22)%	62.89%	(19.36)%	(8.32)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$566	$876	$1 [5]	$1 [5]	$2 [5]
Ratio of expenses to average net assets[6]	1.56%	1.25%	1.25%	1.29%	1.29%
Ratio of expenses to average net assets prior to fees waived[6]	1.67%	1.48%	1.36%	1.36%	1.31%
Ratio of net investment income (loss) to average net assets	(0.21)%	1.34%	0.01%	0.98%	0.58%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.32)%	1.11%	(0.10)%	0.91%	0.56%
Portfolio turnover	19%	36%	17%	10%	71%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Managed International Opportunities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$11.40	$12.61	$7.87	$10.24	$11.93

Income (loss) from investment operations:
Net investment income[1]	— [2]	0.29	0.12	0.22	0.18
Net realized and unrealized gain (loss)	(0.52)	(1.16)	4.74	(1.88)	(1.09)
Total from investment operations	(0.52)	(0.87)	4.86	(1.66)	(0.91)

Less dividends and distributions from:
Net investment income	—	(0.31)	(0.12)	(0.23)	(0.19)
Net realized gain	(1.41)	(0.03)	—	(0.48)	(0.59)
Total dividends and distributions	(1.41)	(0.34)	(0.12)	(0.71)	(0.78)

Net asset value, end of period	$9.47	$11.40	$12.61	$7.87	$10.24

Total return[3]	(3.50)%	(7.08)%	61.80%	(17.91)%	(7.03)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,079	$80,847	$112 [4]	$90 [4]	$109 [4]
Ratio of expenses to average net assets[5]	0.34%	0.16%	0.16%	0.16%	0.16%
Ratio of expenses to average net assets prior to fees waived[5]	0.39%	0.20%	0.19%	0.19%	0.19%
Ratio of net investment income to average net assets	0.01%	2.23%	1.10%	2.19%	1.59%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.04)%	2.19%	1.07%	2.16%	1.56%
Portfolio turnover	19%	36%	17%	10%	71%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Managed International Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$11.25	$12.47	$7.75	$10.14	$11.83

Income (loss) from investment operations:
Net investment income[1]	0.17	0.15	0.02	0.18	0.13
Net realized and unrealized gain (loss)	(0.74)	(1.08)	4.78	(1.90)	(1.08)
Total from investment operations	(0.57)	(0.93)	4.80	(1.72)	(0.95)

Less dividends and distributions from:
Net investment income	—	(0.26)	(0.08)	(0.19)	(0.15)
Net realized gain	(1.41)	(0.03)	—	(0.48)	(0.59)
Total dividends and distributions	(1.41)	(0.29)	(0.08)	(0.67)	(0.74)

Net asset value, end of period	$9.27	$11.25	$12.47	$7.75	$10.14

Total return[2]	(4.01)%[3]	(7.58)%[3]	62.03%[3]	(18.59)%	(7.47)%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91	$75	$— [4,5]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[6]	0.90%	0.67%	0.66%	0.67%	0.66%
Ratio of expenses to average net assets prior to fees waived[6]	0.92%	0.70%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	1.71%	1.18%	0.23%	1.77%	1.16%
Ratio of net investment income to average net assets prior to fees waived	1.69%	1.15%	0.22%	1.77%	1.15%
Portfolio turnover	19%	36%	17%	10%	71%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Managed International Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$11.41	$12.62	$7.88	$10.25	$11.94

Income (loss) from investment operations:
Net investment income[1]	0.24	0.23	0.12	0.23	0.19
Net realized and unrealized gain (loss)	(0.76)	(1.10)	4.74	(1.89)	(1.10)
Total from investment operations	(0.52)	(0.87)	4.86	(1.66)	(0.91)

Less dividends and distributions from:
Net investment income	—	(0.31)	(0.12)	(0.23)	(0.19)
Net realized gain	(1.41)	(0.03)	—	(0.48)	(0.59)
Total dividends and distributions	(1.41)	(0.34)	(0.12)	(0.71)	(0.78)

Net asset value, end of period	$9.48	$11.41	$12.62	$7.88	$10.25

Total return[2]	(3.48)%	(7.07)%	61.72%	(17.90)%	(7.03)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$76	$81	$1 [3]	$— [3,4]	$— [3,4]
Ratio of expenses to average net assets[5]	0.43%	0.16%	0.16%	0.16%	0.16%
Ratio of expenses to average net assets prior to fees waived[5]	0.45%	0.21%	0.18%	0.19%	0.17%
Ratio of net investment income to average net assets	2.47%	1.82%	1.08%	2.25%	1.71%
Ratio of net investment income to average net assets prior to fees waived	2.45%	1.77%	1.06%	2.22%	1.70%
Portfolio turnover	19%	36%	17%	10%	71%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Rounds to less than $500 thousands.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Managed International Opportunities Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$11.32	$12.53	$7.81	$10.18	$11.87

Income (loss) from investment operations:
Net investment income[1]	0.04	0.28	0.09	0.10	0.16
Net realized and unrealized gain (loss)	(0.58)	(1.17)	4.73	(1.78)	(1.09)
Total from investment operations	(0.54)	(0.89)	4.82	(1.68)	(0.93)

Less dividends and distributions from:
Net investment income	—	(0.29)	(0.10)	(0.21)	(0.17)
Net realized gain	(1.41)	(0.03)	—	(0.48)	(0.59)
Total dividends and distributions	(1.41)	(0.32)	(0.10)	(0.69)	(0.76)

Net asset value, end of period	$9.37	$11.32	$12.53	$7.81	$10.18

Total return[2]	(3.70)%	(7.27)%	61.81%	(18.15)%	(7.24)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$96	$135	$— [3,4]	$— [3,4]	$1 [3]
Ratio of expenses to average net assets[5]	0.61%	0.38%	0.38%	0.38%	0.38%
Ratio of expenses to average net assets prior to fees waived[5]	0.66%	0.48%	0.44%	0.76%	0.43%
Ratio of net investment income to average net assets	0.36%	2.16%	0.82%	0.95%	1.44%
Ratio of net investment income to average net assets prior to fees waived	0.31%	2.06%	0.76%	0.57%	1.39%
Portfolio turnover	19%	36%	17%	10%	71%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Rounds to less than $500 thousands.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$32.31	$37.42	$22.28	$25.28	$23.99

Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.29)	(0.23)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	(3.20)	0.11	19.03	(1.42)	3.56
Total from investment operations	(3.36)	(0.18)	18.80	(1.57)	3.43

Less dividends and distributions from:
Net realized gain	(2.81)	(4.93)	(3.66)	(1.43)	(2.14)
Total dividends and distributions	(2.81)	(4.93)	(3.66)	(1.43)	(2.14)

Net asset value, end of period	$26.14	$32.31	$37.42	$22.28	$25.28

Total return[2]	(10.07)%[3]	(1.90)%	85.37%[3]	(7.20)%[3]	15.72%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,582,726	$2,158,678	$2,453 [4]	$1,391 [4]	$1,668 [4]
Ratio of expenses to average net assets[5]	1.09%	1.12%	1.16%	1.20%	1.23%
Ratio of expenses to average net assets prior to fees waived[5]	1.21%	1.12%	1.17%	1.23%	1.25%
Ratio of net investment loss to average net assets	(0.59)%	(0.76)%	(0.68)%	(0.55)%	(0.53)%
Ratio of net investment loss to average net assets prior to fees waived	(0.71)%	(0.76)%	(0.69)%	(0.58)%	(0.55)%
Portfolio turnover	23%	27%	33%	22%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$24.74	$29.76	$18.26	$21.02	$20.44

Income (loss) from investment operations:
Net investment loss[1]	(0.28)	(0.48)	(0.39)	(0.28)	(0.26)
Net realized and unrealized gain (loss)	(2.49)	0.20	15.51	(1.15)	2.98
Total from investment operations	(2.77)	(0.28)	15.12	(1.43)	2.72

Less dividends and distributions from:
Net realized gain	(2.81)	(4.74)	(3.62)	(1.33)	(2.14)
Total dividends and distributions	(2.81)	(4.74)	(3.62)	(1.33)	(2.14)

Net asset value, end of period	$19.16	$24.74	$29.76	$18.26	$21.02

Total return[2]	(10.79)%[3]	(2.67)%	83.95%[3]	(7.88)%[3]	14.90%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$75,826	$121,668	$170 [4]	$143 [4]	$207 [4]
Ratio of expenses to average net assets[5]	1.88%	1.93%	1.92%	1.95%	1.94%
Ratio of expenses to average net assets prior to fees waived[5]	2.06%	1.93%	1.94%	1.98%	1.96%
Ratio of net investment loss to average net assets	(1.38)%	(1.57)%	(1.43)%	(1.30)%	(1.25)%
Ratio of net investment loss to average net assets prior to fees waived	(1.56)%	(1.57)%	(1.45)%	(1.33)%	(1.27)%
Portfolio turnover	23%	27%	33%	22%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$36.32	$41.48	$24.41	$27.52	$25.83

Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.18)	(0.12)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	(3.58)	0.07	20.89	(1.57)	3.87
Total from investment operations	(3.67)	(0.11)	20.77	(1.61)	3.83

Less dividends and distributions from:
Net realized gain	(2.81)	(5.05)	(3.70)	(1.50)	(2.14)
Total dividends and distributions	(2.81)	(5.05)	(3.70)	(1.50)	(2.14)

Net asset value, end of period	$29.84	$36.32	$41.48	$24.41	$27.52

Total return[2]	(9.80)%	(1.56)%	86.00%	(6.75)%	16.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,887,695	$3,577,939	$3,609 [3]	$1,898 [3]	$2,250 [3]
Ratio of expenses to average net assets[4]	0.79%	0.79%	0.79%	0.79%	0.85%
Ratio of expenses to average net assets prior to fees waived[4]	0.84%	0.95%	0.97%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.28)%	(0.43)%	(0.31)%	(0.15)%	(0.16)%
Ratio of net investment loss to average net assets prior to fees waived	(0.33)%	(0.59)%	(0.49)%	(0.36)%	(0.31)%
Portfolio turnover	23%	27%	33%	22%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$30.81	$35.92	$21.54	$24.51	$23.40

Income (loss) from investment operations:
Net investment loss[1]	(0.22)	(0.44)	(0.35)	(0.23)	(0.21)
Net realized and unrealized gain (loss)	(3.07)	0.14	18.37	(1.37)	3.46
Total from investment operations	(3.29)	(0.30)	18.02	(1.60)	3.25

Less dividends and distributions from:
Net realized gain	(2.81)	(4.81)	(3.64)	(1.37)	(2.14)
Total dividends and distributions	(2.81)	(4.81)	(3.64)	(1.37)	(2.14)

Net asset value, end of period	$24.71	$30.81	$35.92	$21.54	$24.51

Total return[2]	(10.34)%	(2.30)%	84.62%	(7.47)%	15.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$58,839	$74,908	$88 [3]	$46 [3]	$63 [3]
Ratio of expenses to average net assets[4]	1.38%	1.54%	1.55%	1.55%	1.55%
Ratio of expenses to average net assets prior to fees waived[4]	1.42%	1.55%	1.56%	1.58%	1.57%
Ratio of net investment loss to average net assets	(0.87)%	(1.18)%	(1.07)%	(0.90)%	(0.86)%
Ratio of net investment loss to average net assets prior to fees waived	(0.91)%	(1.19)%	(1.08)%	(0.93)%	(0.88)%
Portfolio turnover	23%	27%	33%	22%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$36.73	$41.89	$24.63	$27.76	$26.02

Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.18)	(0.13)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	(3.63)	0.07	21.09	(1.59)	3.91
Total from investment operations	(3.71)	(0.11)	20.96	(1.63)	3.88

Less dividends and distributions from:
Net realized gain	(2.81)	(5.05)	(3.70)	(1.50)	(2.14)
Total dividends and distributions	(2.81)	(5.05)	(3.70)	(1.50)	(2.14)

Net asset value, end of period	$30.21	$36.73	$41.89	$24.63	$27.76

Total return[2]	(9.80)%	(1.54)%	86.00%	(6.77)%	16.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,048,374	$980,539	$736 [3]	$256 [3]	$282 [3]
Ratio of expenses to average net assets[4]	0.79%	0.79%	0.79%	0.79%	0.80%
Ratio of expenses to average net assets prior to fees waived[4]	0.83%	0.80%	0.82%	0.85%	0.85%
Ratio of net investment loss to average net assets	(0.28)%	(0.43)%	(0.33)%	(0.15)%	(0.11)%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.32)%	(0.44)%	(0.36)%	(0.21)%	(0.16)%
Portfolio turnover	23%	27%	33%	22%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$34.43	$39.57	$23.45	$26.53	$25.06

Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.31)	(0.24)	(0.15)	(0.13)
Net realized and unrealized gain (loss)	(3.41)	0.09	20.02	(1.50)	3.74
Total from investment operations	(3.58)	(0.22)	19.78	(1.65)	3.61

Less dividends and distributions from:
Net realized gain	(2.81)	(4.92)	(3.66)	(1.43)	(2.14)
Total dividends and distributions	(2.81)	(4.92)	(3.66)	(1.43)	(2.14)

Net asset value, end of period	$28.04	$34.43	$39.57	$23.45	$26.53

Total return[2]	(10.09)%	(1.89)%	85.29%	(7.14)%	15.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$223,692	$284,480	$363 [3]	$215 [3]	$295 [3]
Ratio of expenses to average net assets[4]	1.09%	1.13%	1.16%	1.20%	1.21%
Ratio of expenses to average net assets prior to fees waived[4]	1.13%	1.19%	1.21%	1.24%	1.23%
Ratio of net investment loss to average net assets	(0.59)%	(0.77)%	(0.68)%	(0.55)%	(0.51)%
Ratio of net investment loss to average net assets prior to fees waived	(0.63)%	(0.83)%	(0.73)%	(0.59)%	(0.53)%
Portfolio turnover	23%	27%	33%	22%	38%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$18.81	$18.38	$10.98	$13.98	$13.76

Income (loss) from investment operations:
Net investment income[1]	0.27	0.18	0.21	0.25	0.21
Net realized and unrealized gain (loss)	(1.15)	0.89	7.40	(2.96)	0.51
Total from investment operations	(0.88)	1.07	7.61	(2.71)	0.72

Less dividends and distributions from:
Net investment income	(0.27)	(0.18)	(0.21)	(0.24)	(0.20)
Net realized gain	(0.40)	(0.46)	—	(0.05)	(0.30)
Total dividends and distributions	(0.67)	(0.64)	(0.21)	(0.29)	(0.50)

Net asset value, end of period	$17.26	$18.81	$18.38	$10.98	$13.98

Total return[2]	(4.73)%	5.71%	69.70%	(19.84)%	5.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$171,183	$188,631	$178 [3]	$111 [3]	$135 [3]
Ratio of expenses to average net assets[4]	1.12%	1.21%	1.24%	1.27%	1.35%
Ratio of expenses to average net assets prior to fees waived[4]	1.26%	1.26%	1.31%	1.34%	1.37%
Ratio of net investment income to average net assets	1.58%	0.95%	1.42%	1.70%	1.51%
Ratio of net investment income to average net assets prior to fees waived	1.44%	0.90%	1.35%	1.63%	1.49%
Portfolio turnover	29%	20%	23%	25%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Income Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$18.71	$18.30	$10.93	$13.92	$13.70

Income (loss) from investment operations:
Net investment income[1]	0.14	0.04	0.10	0.14	0.11
Net realized and unrealized gain (loss)	(1.14)	0.87	7.37	(2.95)	0.51
Total from investment operations	(1.00)	0.91	7.47	(2.81)	0.62

Less dividends and distributions from:
Net investment income	(0.09)	(0.04)	(0.10)	(0.13)	(0.10)
Net realized gain	(0.40)	(0.46)	—	(0.05)	(0.30)
Total dividends and distributions	(0.49)	(0.50)	(0.10)	(0.18)	(0.40)

Net asset value, end of period	$17.22	$18.71	$18.30	$10.93	$13.92

Total return[2]	(5.42)%	4.85%	68.61%	(20.50)%	4.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,280	$27,245	$24 [3]	$15 [3]	$17 [3]
Ratio of expenses to average net assets[4]	1.88%	1.96%	2.00%	2.02%	2.07%
Ratio of expenses to average net assets prior to fees waived[4]	2.02%	2.01%	2.07%	2.09%	2.12%
Ratio of net investment income to average net assets	0.82%	0.21%	0.66%	0.95%	0.79%
Ratio of net investment income to average net assets prior to fees waived	0.68%	0.16%	0.59%	0.88%	0.74%
Portfolio turnover	29%	20%	23%	25%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$18.84	$18.42	$10.99	$14.00	$13.78

Income (loss) from investment operations:
Net investment income[1]	0.33	0.26	0.27	0.31	0.25
Net realized and unrealized gain (loss)	(1.16)	0.88	7.43	(2.97)	0.51
Total from investment operations	(0.83)	1.14	7.70	(2.66)	0.76

Less dividends and distributions from:
Net investment income	(0.34)	(0.26)	(0.27)	(0.30)	(0.24)
Net realized gain	(0.40)	(0.46)	—	(0.05)	(0.30)
Total dividends and distributions	(0.74)	(0.72)	(0.27)	(0.35)	(0.54)

Net asset value, end of period	$17.27	$18.84	$18.42	$10.99	$14.00

Total return[2]	(4.42)%	6.05%	70.58%	(19.53)%	5.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$996,722	$1,399,865	$1,224 [3]	$401 [3]	$431 [3]
Ratio of expenses to average net assets[4]	0.83%	0.83%	0.83%	0.83%	1.05%
Ratio of expenses to average net assets prior to fees waived[4]	0.89%	1.07%	1.06%	1.08%	1.09%
Ratio of net investment income to average net assets	1.87%	1.34%	1.78%	2.13%	1.81%
Ratio of net investment income to average net assets prior to fees waived	1.81%	1.10%	1.55%	1.88%	1.77%
Portfolio turnover	29%	20%	23%	25%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Income Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$18.77	$18.35	$10.96	$13.96	$13.74

Income (loss) from investment operations:
Net investment income[1]	0.22	0.12	0.16	0.20	0.17
Net realized and unrealized gain (loss)	(1.15)	0.87	7.39	(2.96)	0.51
Total from investment operations	(0.93)	0.99	7.55	(2.76)	0.68

Less dividends and distributions from:
Net investment income	(0.18)	(0.11)	(0.16)	(0.19)	(0.16)
Net realized gain	(0.40)	(0.46)	—	(0.05)	(0.30)
Total dividends and distributions	(0.58)	(0.57)	(0.16)	(0.24)	(0.46)

Net asset value, end of period	$17.26	$18.77	$18.35	$10.96	$13.96

Total return[2]	(4.99)%[3]	5.28%[3]	69.22%[3]	(20.15)%[3]	5.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,131	$1,205	$1 [4]	$3 [4]	$3 [4]
Ratio of expenses to average net assets[5]	1.41%	1.58%	1.58%	1.59%	1.67%
Ratio of expenses to average net assets prior to fees waived[5]	1.47%	1.63%	1.64%	1.66%	1.67%
Ratio of net investment income to average net assets	1.29%	0.60%	1.16%	1.38%	1.19%
Ratio of net investment income to average net assets prior to fees waived	1.23%	0.55%	1.10%	1.31%	1.19%
Portfolio turnover	29%	20%	23%	25%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Mid Cap Income Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$18.84	$18.42	$10.99	$14.01	$13.78

Income (loss) from investment operations:
Net investment income[1]	0.33	0.26	0.27	0.32	0.27
Net realized and unrealized gain (loss)	(1.15)	0.88	7.43	(2.98)	0.52
Total from investment operations	(0.82)	1.14	7.70	(2.66)	0.79

Less dividends and distributions from:
Net investment income	(0.34)	(0.26)	(0.27)	(0.31)	(0.26)
Net realized gain	(0.40)	(0.46)	—	(0.05)	(0.30)
Total dividends and distributions	(0.74)	(0.72)	(0.27)	(0.36)	(0.56)

Net asset value, end of period	$17.28	$18.84	$18.42	$10.99	$14.01

Total return[2]	(4.37)%[3]	6.05%[3]	70.58%[3]	(19.57)%[3]	5.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,010	$112,720	$103 [4]	$65 [4]	$60 [4]
Ratio of expenses to average net assets[5]	0.83%	0.83%	0.83%	0.83%	0.94%
Ratio of expenses to average net assets prior to fees waived[5]	0.89%	0.89%	0.92%	0.93%	0.94%
Ratio of net investment income to average net assets	1.87%	1.34%	1.80%	2.15%	1.92%
Ratio of net investment income to average net assets prior to fees waived	1.81%	1.28%	1.71%	2.05%	1.92%
Portfolio turnover	29%	20%	23%	25%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Mid Cap Income Opportunities Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$18.81	$18.39	$10.98	$13.98	$13.76

Income (loss) from investment operations:
Net investment income[1]	0.27	0.18	0.21	0.25	0.22
Net realized and unrealized gain (loss)	(1.14)	0.88	7.41	(2.96)	0.50
Total from investment operations	(0.87)	1.06	7.62	(2.71)	0.72

Less dividends and distributions from:
Net investment income	(0.17)	(0.18)	(0.21)	(0.24)	(0.20)
Net realized gain	(0.40)	(0.46)	—	(0.05)	(0.30)
Total dividends and distributions	(0.57)	(0.64)	(0.21)	(0.29)	(0.50)

Net asset value, end of period	$17.37	$18.81	$18.39	$10.98	$13.98

Total return[2]	(4.68)%[3]	5.63%[3]	69.84%[3]	(19.89)%[3]	5.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,656	$27,888	$38 [4]	$13 [4]	$14 [4]
Ratio of expenses to average net assets[5]	1.15%	1.22%	1.24%	1.26%	1.33%
Ratio of expenses to average net assets prior to fees waived[5]	1.22%	1.30%	1.31%	1.33%	1.33%
Ratio of net investment income to average net assets	1.52%	0.92%	1.40%	1.71%	1.54%
Ratio of net investment income to average net assets prior to fees waived	1.45%	0.84%	1.33%	1.64%	1.54%
Portfolio turnover	29%	20%	23%	25%	17%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.95	$11.89	$11.68	$11.70	$11.72

Income (loss) from investment operations:
Net investment income[1]	0.35	0.30	0.26	0.34	0.40
Net realized and unrealized gain (loss)	(0.77)	(0.88)	0.21	(0.03)	(0.03)
Total from investment operations	(0.42)	(0.58)	0.47	0.31	0.37

Less dividends and distributions from:
Net investment income	(0.37)	(0.25)	(0.26)	(0.33)	(0.39)
Net realized gain	(0.03)	(0.11)	—	—	—
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.41)	(0.36)	(0.26)	(0.33)	(0.39)

Net asset value, end of period	$10.12	$10.95	$11.89	$11.68	$11.70

Total return[2]	(3.83)%	(5.09)%	4.07%	2.68%	3.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$244,981	$375,510	$445 [3]	$453 [3]	$476 [3]
Ratio of expenses to average net assets[4]	0.81%	0.83%	0.83%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived[4]	0.97%	0.87%	0.90%	0.91%	0.90%
Ratio of net investment income to average net assets	3.46%	2.50%	2.21%	2.87%	3.38%
Ratio of net investment income to average net assets prior to fees waived	3.30%	2.46%	2.14%	2.80%	3.32%
Portfolio turnover	49%	60%	22%	18%	7%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.95	$11.89	$11.68	$11.70	$11.72

Income (loss) from investment operations:
Net investment income[1]	0.27	0.18	0.16	0.24	0.30
Net realized and unrealized gain (loss)	(0.78)	(0.86)	0.21	(0.03)	(0.01)
Total from investment operations	(0.51)	(0.68)	0.37	0.21	0.29

Less dividends and distributions from:
Net investment income	(0.28)	(0.15)	(0.16)	(0.23)	(0.31)
Net realized gain	(0.03)	(0.11)	—	—	—
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.32)	(0.26)	(0.16)	(0.23)	(0.31)

Net asset value, end of period	$10.12	$10.95	$11.89	$11.68	$11.70

Total return[2]	(4.65)%[3]	(5.87)%	3.14%	1.80%	2.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,401	$4,842	$8 [4]	$16 [4]	$19 [4]
Ratio of expenses to average net assets[5]	1.68%	1.67%	1.73%	1.72%	1.70%
Ratio of expenses to average net assets prior to fees waived[5]	1.93%	1.67%	1.73%	1.72%	1.70%
Ratio of net investment income to average net assets	2.61%	1.56%	1.36%	2.00%	2.53%
Ratio of net investment income to average net assets prior to fees waived	2.36%	1.56%	1.36%	2.00%	2.53%
Portfolio turnover	49%	60%	22%	18%	7%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Municipal Bond Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.95	$11.89	$11.68	$11.70	$11.72

Income (loss) from investment operations:
Net investment income[1]	0.37	0.31	0.28	0.36	0.42
Net realized and unrealized gain (loss)	(0.77)	(0.88)	0.21	(0.03)	(0.02)
Total from investment operations	(0.40)	(0.57)	0.49	0.33	0.40

Less dividends and distributions from:
Net investment income	(0.39)	(0.26)	(0.28)	(0.35)	(0.42)
Net realized gain	(0.03)	(0.11)	—	—	—
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.43)	(0.37)	(0.28)	(0.35)	(0.42)

Net asset value, end of period	$10.12	$10.95	$11.89	$11.68	$11.70

Total return[2]	(3.62)%	(4.96)%	4.21%	2.83%	3.53%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$103,953	$238,886	$302 [3]	$293 [3]	$315 [3]
Ratio of expenses to average net assets[4]	0.62%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets prior to fees waived[4]	0.69%	0.72%	0.74%	0.74%	0.73%
Ratio of net investment income to average net assets	3.54%	2.59%	2.33%	3.01%	3.52%
Ratio of net investment income to average net assets prior to fees waived	3.47%	2.57%	2.29%	2.97%	3.49%
Portfolio turnover	49%	60%	22%	18%	7%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Municipal Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.95	$11.89	$11.68	$11.70	$11.72

Income (loss) from investment operations:
Net investment income[1]	0.38	0.32	0.29	0.36	0.43
Net realized and unrealized gain (loss)	(0.78)	(0.87)	0.21	(0.02)	(0.02)
Total from investment operations	(0.40)	(0.55)	0.50	0.34	0.41

Less dividends and distributions from:
Net investment income	(0.39)	(0.28)	(0.29)	(0.36)	(0.43)
Net realized gain	(0.03)	(0.11)	—	—	—
Return of capital	(0.01)	—	—	—	—
Total dividends and distributions	(0.43)	(0.39)	(0.29)	(0.36)	(0.43)

Net asset value, end of period	$10.12	$10.95	$11.89	$11.68	$11.70

Total return[2]	(3.60)%[3]	(4.84)%	4.32%	2.94%	3.62%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$795	$1,124	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[5]	0.58%	0.58%	0.60%	0.60%	0.59%
Ratio of expenses to average net assets prior to fees waived[5]	0.66%	0.58%	0.60%	0.60%	0.59%
Ratio of net investment income to average net assets	3.68%	2.75%	2.43%	3.09%	3.62%
Ratio of net investment income to average net assets prior to fees waived	3.60%	2.75%	2.43%	3.09%	3.62%
Portfolio turnover	49%	60%	22%	18%	7%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Municipal High Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$4.81	$5.04	$4.87	$5.02	$5.05

Income (loss) from investment operations:
Net investment income[1]	0.15	0.21	0.17	0.19	0.22
Net realized and unrealized gain (loss)	(0.48)	(0.28)	0.17	(0.15)	(0.03)
Total from investment operations	(0.33)	(0.07)	0.34	0.04	0.19

Less dividends and distributions from:
Net investment income	(0.19)	(0.16)	(0.17)	(0.19)	(0.22)
Total dividends and distributions	(0.19)	(0.16)	(0.17)	(0.19)	(0.22)

Net asset value, end of period	$4.29	$4.81	$5.04	$4.87	$5.02

Total return[2]	(6.78)%[3]	(1.44)%	7.13%	0.72%	3.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$357,078	$556,920	$6,367 [4]	$610 [4]	$665 [4]
Ratio of expenses to average net assets[5]	0.88%	0.89%	0.89%	0.88%	0.87%
Ratio of expenses to average net assets prior to fees waived[5]	0.94%	0.89%	0.89%	0.88%	0.87%
Ratio of net investment income to average net assets	3.42%	4.14%	3.47%	3.76%	4.32%
Ratio of net investment income to average net assets prior to fees waived	3.36%	4.14%	3.47%	3.76%	4.32%
Portfolio turnover	79%	42%	7%	18%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Municipal High Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$4.81	$5.04	$4.87	$5.02	$5.05

Income (loss) from investment operations:
Net investment income[1]	0.11	0.17	0.14	0.15	0.18
Net realized and unrealized gain (loss)	(0.47)	(0.27)	0.17	(0.15)	(0.03)
Total from investment operations	(0.36)	(0.10)	0.31	—	0.15

Less dividends and distributions from:
Net investment income	(0.16)	(0.13)	(0.14)	(0.15)	(0.18)
Total dividends and distributions	(0.16)	(0.13)	(0.14)	(0.15)	(0.18)

Net asset value, end of period	$4.29	$4.81	$5.04	$4.87	$5.02

Total return[2]	(7.44)%	(2.12)%	6.39%	0.01%	3.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,442	$18,899	$30 [3]	$79 [3]	$106 [3]
Ratio of expenses to average net assets[4]	1.58%	1.58%	1.58%	1.58%	1.58%
Ratio of expenses to average net assets prior to fees waived[4]	1.87%	1.71%	1.68%	1.65%	1.63%
Ratio of net investment income to average net assets	2.59%	3.32%	2.85%	3.06%	3.63%
Ratio of net investment income to average net assets prior to fees waived	2.30%	3.19%	2.75%	2.99%	3.58%
Portfolio turnover	79%	42%	7%	18%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Municipal High Income Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$4.81	$5.04	$4.87	$5.02	$5.05

Income (loss) from investment operations:
Net investment income[1]	0.16	0.23	0.19	0.20	0.23
Net realized and unrealized gain (loss)	(0.47)	(0.28)	0.17	(0.15)	(0.03)
Total from investment operations	(0.31)	(0.05)	0.36	0.05	0.20

Less dividends and distributions from:
Net investment income	(0.21)	(0.18)	(0.19)	(0.20)	(0.23)
Total dividends and distributions	(0.21)	(0.18)	(0.19)	(0.20)	(0.23)

Net asset value, end of period	$4.29	$4.81	$5.04	$4.87	$5.02

Total return[2]	(6.53)%	(1.16)%	7.42%	0.99%	4.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$144,710	$278,654	$313 [3]	$355 [3]	$413 [3]
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.61%	0.61%	0.64%
Ratio of expenses to average net assets prior to fees waived[4]	0.63%	0.75%	0.74%	0.72%	0.71%
Ratio of net investment income to average net assets	3.58%	4.42%	3.76%	4.02%	4.57%
Ratio of net investment income to average net assets prior to fees waived	3.56%	4.28%	3.63%	3.91%	4.50%
Portfolio turnover	79%	42%	7%	18%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Municipal High Income Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$4.81	$5.04	$4.87	$5.02	$5.05

Income (loss) from investment operations:
Net investment income[1]	0.16	0.23	0.19	0.20	0.23
Net realized and unrealized gain (loss)	(0.48)	(0.28)	0.17	(0.14)	(0.03)
Total from investment operations	(0.32)	(0.05)	0.36	0.06	0.20

Less dividends and distributions from:
Net investment income	(0.20)	(0.18)	(0.19)	(0.21)	(0.23)
Total dividends and distributions	(0.20)	(0.18)	(0.19)	(0.21)	(0.23)

Net asset value, end of period	$4.29	$4.81	$5.04	$4.87	$5.02

Total return[2]	(6.55)%[3]	(1.15)%	7.43%	1.03%	4.13%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,118	$1,095	$1 [4]	$1 [4]	$1 [4]
Ratio of expenses to average net assets[5]	0.64%	0.60%	0.60%	0.58%	0.57%
Ratio of expenses to average net assets prior to fees waived[5]	0.65%	0.60%	0.60%	0.58%	0.57%
Ratio of net investment income to average net assets	3.72%	4.46%	3.77%	4.03%	4.56%
Ratio of net investment income to average net assets prior to fees waived	3.71%	4.46%	3.77%	4.03%	4.56%
Portfolio turnover	79%	42%	7%	18%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Municipal High Income Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$4.81	$5.04	$4.87	$5.02	$5.05

Income (loss) from investment operations:
Net investment income[1]	0.15	0.21	0.17	0.19	0.22
Net realized and unrealized gain (loss)	(0.48)	(0.28)	0.17	(0.15)	(0.03)
Total from investment operations	(0.33)	(0.07)	0.34	0.04	0.19

Less dividends and distributions from:
Net investment income	(0.19)	(0.16)	(0.17)	(0.19)	(0.22)
Total dividends and distributions	(0.19)	(0.16)	(0.17)	(0.19)	(0.22)

Net asset value, end of period	$4.29	$4.81	$5.04	$4.87	$5.02

Total return[2]	(6.79)%	(1.44)%	7.12%	0.72%	3.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,997	$3,955	$4 [3]	$6 [3]	$7 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.89%	0.88%	0.87%
Ratio of expenses to average net assets prior to fees waived[4]	0.91%	1.00%	0.99%	0.98%	0.96%
Ratio of net investment income to average net assets	3.45%	4.14%	3.49%	3.75%	4.36%
Ratio of net investment income to average net assets prior to fees waived	3.43%	4.03%	3.39%	3.65%	4.27%
Portfolio turnover	79%	42%	7%	18%	10%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Small Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$14.47	$22.28	$13.27	$17.19	$18.63

Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.16)	(0.18)	(0.15)	(0.15)
Net realized and unrealized gain (loss)	(2.12)	(1.56)	11.15	(2.59)	1.44
Total from investment operations	(2.19)	(1.72)	10.97	(2.74)	1.29

Less dividends and distributions from:
Net investment income	—	(0.19)	—	—	—
Net realized gain	(0.61)	(5.90)	(1.96)	(1.18)	(2.73)
Total dividends and distributions	(0.61)	(6.09)	(1.96)	(1.18)	(2.73)

Net asset value, end of period	$11.67	$14.47	$22.28	$13.27	$17.19

Total return[2]	(14.90)%[3]	(8.23)%	84.34%	(17.35)%	7.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$681,798	$1,030,905	$1,318 [4]	$788 [4]	$1,099 [4]
Ratio of expenses to average net assets[5]	1.21%	1.24%	1.26%	1.31%	1.32%
Ratio of expenses to average net assets prior to fees waived[5]	1.34%	1.24%	1.26%	1.31%	1.32%
Ratio of net investment loss to average net assets	(0.58)%	(0.81)%	(0.93)%	(0.87)%	(0.84)%
Ratio of net investment loss to average net assets prior to fees waived	(0.71)%	(0.81)%	(0.93)%	(0.87)%	(0.84)%
Portfolio turnover	51%	40%	57%	40%	42%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Small Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$8.66	$15.96	$9.92	$13.23	$14.97

Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.22)	(0.24)	(0.21)	(0.23)
Net realized and unrealized gain (loss)	(1.29)	(1.07)	8.24	(1.92)	1.14
Total from investment operations	(1.38)	(1.29)	8.00	(2.13)	0.91

Less dividends and distributions from:
Net investment income	—	(0.11)	—	—	—
Net realized gain	(0.61)	(5.90)	(1.96)	(1.18)	(2.65)
Total dividends and distributions	(0.61)	(6.01)	(1.96)	(1.18)	(2.65)

Net asset value, end of period	$6.67	$8.66	$15.96	$9.92	$13.23

Total return[2]	(15.56)%[3]	(8.89)%[3]	82.81%	(17.94)%[3]	6.99%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,607	$36,063	$57 [4]	$51 [4]	$88 [4]
Ratio of expenses to average net assets[5]	1.95%	2.04%	2.04%	2.05%	2.05%
Ratio of expenses to average net assets prior to fees waived[5]	2.28%	2.11%	2.04%	2.09%	2.06%
Ratio of net investment loss to average net assets	(1.33)%	(1.62)%	(1.69)%	(1.62)%	(1.56)%
Ratio of net investment loss to average net assets prior to fees waived	(1.66)%	(1.69)%	(1.69)%	(1.66)%	(1.57)%
Portfolio turnover	51%	40%	57%	40%	42%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Small Cap Growth Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$23.48	$32.06	$18.51	$23.43	$24.36

Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.14)	(0.15)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(3.43)	(2.28)	15.66	(3.63)	1.93
Total from investment operations	(3.48)	(2.42)	15.51	(3.74)	1.82

Less dividends and distributions from:
Net investment income	—	(0.26)	—	—	—
Net realized gain	(0.61)	(5.90)	(1.96)	(1.18)	(2.75)
Total dividends and distributions	(0.61)	(6.16)	(1.96)	(1.18)	(2.75)

Net asset value, end of period	$19.39	$23.48	$32.06	$18.51	$23.43

Total return[2]	(14.68)%	(7.88)%	85.00%	(16.99)%	8.14%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$560,403	$904,112	$1,216 [3]	$778 [3]	$1,034 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.89%	0.89%	0.94%
Ratio of expenses to average net assets prior to fees waived[4]	0.92%	1.02%	1.03%	1.04%	1.04%
Ratio of net investment loss to average net assets	(0.26)%	(0.46)%	(0.55)%	(0.46)%	(0.47)%
Ratio of net investment loss to average net assets prior to fees waived	(0.29)%	(0.59)%	(0.69)%	(0.61)%	(0.57)%
Portfolio turnover	51%	40%	57%	40%	42%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Small Cap Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$13.75	$21.50	$12.89	$16.78	$18.27

Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.23)	(0.24)	(0.20)	(0.20)
Net realized and unrealized gain (loss)	(2.02)	(1.49)	10.81	(2.51)	1.41
Total from investment operations	(2.12)	(1.72)	10.57	(2.71)	1.21

Less dividends and distributions from:
Net investment income	—	(0.13)	—	—	—
Net realized gain	(0.61)	(5.90)	(1.96)	(1.18)	(2.70)
Total dividends and distributions	(0.61)	(6.03)	(1.96)	(1.18)	(2.70)

Net asset value, end of period	$11.02	$13.75	$21.50	$12.89	$16.78

Total return[2]	(15.18)%[3]	(8.57)%	83.70%	(17.60)%	7.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,146	$56,050	$70 [4]	$43 [4]	$66 [4]
Ratio of expenses to average net assets[5]	1.48%	1.61%	1.62%	1.63%	1.62%
Ratio of expenses to average net assets prior to fees waived[5]	1.50%	1.61%	1.62%	1.63%	1.62%
Ratio of net investment loss to average net assets	(0.84)%	(1.19)%	(1.29)%	(1.19)%	(1.14)%
Ratio of net investment loss to average net assets prior to fees waived	(0.86)%	(1.19)%	(1.29)%	(1.19)%	(1.14)%
Portfolio turnover	51%	40%	57%	40%	42%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Small Cap Growth Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$23.70	$32.30	$18.63	$23.58	$24.49

Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.13)	(0.15)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	(3.46)	(2.30)	15.78	(3.67)	1.96
Total from investment operations	(3.51)	(2.43)	15.63	(3.77)	1.86

Less dividends and distributions from:
Net investment income	—	(0.27)	—	—	—
Net realized gain	(0.61)	(5.90)	(1.96)	(1.18)	(2.77)
Total dividends and distributions	(0.61)	(6.17)	(1.96)	(1.18)	(2.77)

Net asset value, end of period	$19.58	$23.70	$32.30	$18.63	$23.58

Total return[2]	(14.67)%[3]	(7.88)%	85.10%	(17.01)%	8.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$157,251	$209,855	$252 [4]	$161 [4]	$155 [4]
Ratio of expenses to average net assets[5]	0.89%	0.87%	0.87%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	0.91%	0.87%	0.87%	0.89%	0.89%
Ratio of net investment loss to average net assets	(0.25)%	(0.44)%	(0.54)%	(0.44)%	(0.42)%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.27)%	(0.44)%	(0.54)%	(0.44)%	(0.42)%
Portfolio turnover	51%	40%	57%	40%	42%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Small Cap Growth Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$21.10	$29.47	$17.17	$21.90	$23.00

Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.22)	(0.23)	(0.18)	(0.18)
Net realized and unrealized gain (loss)	(3.08)	(2.08)	14.49	(3.37)	1.82
Total from investment operations	(3.18)	(2.30)	14.26	(3.55)	1.64

Less dividends and distributions from:
Net investment income	—	(0.17)	—	—	—
Net realized gain	(0.61)	(5.90)	(1.96)	(1.18)	(2.74)
Total dividends and distributions	(0.61)	(6.07)	(1.96)	(1.18)	(2.74)

Net asset value, end of period	$17.31	$21.10	$29.47	$17.17	$21.90

Total return[2]	(14.91)%[3]	(8.19)%[3]	84.34%	(17.36)%	7.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$72,634	$99,698	$135 [4]	$91 [4]	$141 [4]
Ratio of expenses to average net assets[5]	1.19%	1.23%	1.26%	1.28%	1.27%
Ratio of expenses to average net assets prior to fees waived[5]	1.21%	1.26%	1.26%	1.28%	1.27%
Ratio of net investment loss to average net assets	(0.56)%	(0.81)%	(0.93)%	(0.84)%	(0.79)%
Ratio of net investment loss to average net assets prior to fees waived	(0.58)%	(0.84)%	(0.93)%	(0.84)%	(0.79)%
Portfolio turnover	51%	40%	57%	40%	42%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Smid Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$18.43	$22.43	$12.88	$16.87	$18.29

Income (loss) from investment operations:
Net investment income (loss)[1]	0.05	(0.04)	(0.06)	(0.04)	(0.09)
Net realized and unrealized gain (loss)	(1.44)	(0.18)	9.61	(3.83)	1.04
Total from investment operations	(1.39)	(0.22)	9.55	(3.87)	0.95

Less dividends and distributions from:
Net investment income	(0.05)	—	—	—	—
Net realized gain	(3.78)	(3.78)	—	(0.12)	(2.37)
Total dividends and distributions	(3.83)	(3.78)	—	(0.12)	(2.37)

Net asset value, end of period	$13.21	$18.43	$22.43	$12.88	$16.87

Total return[2]	(7.02)%	(1.21)%	74.15%	(23.13)%	6.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$111,950	$151,380	$176 [3]	$114 [3]	$174 [3]
Ratio of expenses to average net assets[4]	1.23%	1.33%	1.37%	1.38%	1.40%
Ratio of expenses to average net assets prior to fees waived[4]	1.44%	1.36%	1.41%	1.41%	1.42%
Ratio of net investment income (loss) to average net assets	0.33%	(0.19)%	(0.37)%	(0.24)%	(0.48)%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.12%	(0.22)%	(0.41)%	(0.27)%	(0.50)%
Portfolio turnover	13%	122%	127%	138%	119%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Smid Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$14.84	$18.75	$10.85	$14.32	$15.81

Income (loss) from investment operations:
Net investment loss[1]	(0.05)[2]	(0.17)	(0.15)	(0.14)	(0.19)
Net realized and unrealized gain (loss)	(1.18)	(0.14)	8.05	(3.21)	0.89
Total from investment operations	(1.23)	(0.31)	7.90	(3.35)	0.70

Less dividends and distributions from:
Net investment income	(0.01)	—	—	—	—
Net realized gain	(3.78)	(3.60)	—	(0.12)	(2.19)
Total dividends and distributions	(3.79)	(3.60)	—	(0.12)	(2.19)

Net asset value, end of period	$9.82	$14.84	$18.75	$10.85	$14.32

Total return[3]	(7.71)%	(1.93)%	72.81%	(23.62)%	5.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,188	$17,505	$22 [4]	$20 [4]	$35 [4]
Ratio of expenses to average net assets[5]	1.98%	2.07%	2.09%	2.10%	2.07%
Ratio of expenses to average net assets prior to fees waived[5]	2.18%	2.10%	2.12%	2.12%	2.09%
Ratio of net investment loss to average net assets	(0.42)%	(0.94)%	(1.07)%	(0.96)%	(1.15)%
Ratio of net investment loss to average net assets prior to fees waived	(0.62)%	(0.97)%	(1.10)%	(0.98)%	(1.17)%
Portfolio turnover	13%	122%	127%	138%	119%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Smid Cap Core Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$20.60	$24.68	$14.10	$18.40	$19.79

Income (loss) from investment operations:
Net investment income (loss)[1]	0.12	0.06	0.02	0.05	(0.01)
Net realized and unrealized gain (loss)	(1.60)	(0.21)	10.56	(4.19)	1.13
Total from investment operations	(1.48)	(0.15)	10.58	(4.14)	1.12

Less dividends and distributions from:
Net investment income	(0.06)	—	—	(0.02)	—
Net realized gain	(3.78)	(3.93)	—	(0.14)	(2.51)
Total dividends and distributions	(3.84)	(3.93)	—	(0.16)	(2.51)

Net asset value, end of period	$15.28	$20.60	$24.68	$14.10	$18.40

Total return[2]	(6.69)%	(0.79)%	75.04%	(22.74)%	6.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$159,794	$316,727	$451 [3]	$304 [3]	$393 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.89%	0.89%	0.95%
Ratio of expenses to average net assets prior to fees waived[4]	0.97%	1.07%	1.09%	1.10%	1.09%
Ratio of net investment income (loss) to average net assets	0.68%	0.25%	0.11%	0.25%	(0.03)%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.60%	0.07%	(0.09)%	0.04%	(0.17)%
Portfolio turnover	13%	122%	127%	138%	119%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Smid Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$18.22	$22.20	$12.78	$16.78	$18.18

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.11)	(0.11)	(0.09)	(0.13)
Net realized and unrealized gain (loss)	(1.42)	(0.19)	9.53	(3.79)	1.03
Total from investment operations	(1.41)	(0.30)	9.42	(3.88)	0.90

Less dividends and distributions from:
Net investment income	(0.02)	—	—	—	—
Net realized gain	(3.78)	(3.68)	—	(0.12)	(2.30)
Total dividends and distributions	(3.80)	(3.68)	—	(0.12)	(2.30)

Net asset value, end of period	$13.01	$18.22	$22.20	$12.78	$16.78

Total return[2]	(7.21)%	(1.57)%	73.71%	(23.32)%	6.04%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,550	$22,950	$25 [3]	$15 [3]	$16 [3]
Ratio of expenses to average net assets[4]	1.48%	1.64%	1.64%	1.65%	1.65%
Ratio of expenses to average net assets prior to fees waived[4]	1.54%	1.67%	1.67%	1.67%	1.67%
Ratio of net investment income (loss) to average net assets	0.08%	(0.50)%	(0.64)%	(0.52)%	(0.73)%

Ratio of net investment income (loss) to average net assets prior to fees waived	0.02%	(0.53)%	(0.67)%	(0.54)%	(0.75)%
Portfolio turnover	13%	122%	127%	138%	119%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Smid Cap Core Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$20.80	$24.88	$14.22	$18.55	$19.96

Income (loss) from investment operations:
Net investment income[1]	0.12	0.06	0.02	0.05	0.01
Net realized and unrealized gain (loss)	(1.62)	(0.21)	10.64	(4.22)	1.13
Total from investment operations	(1.50)	(0.15)	10.66	(4.17)	1.14

Less dividends and distributions from:
Net investment income	(0.04)	—	—	(0.02)	—
Net realized gain	(3.78)	(3.93)	—	(0.14)	(2.55)
Total dividends and distributions	(3.82)	(3.93)	—	(0.16)	(2.55)

Net asset value, end of period	$15.48	$20.80	$24.88	$14.22	$18.55

Total return[2]	(6.73)%	(0.79)%	74.96%	(22.72)%	6.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,951	$82,144	$77 [3]	$59 [3]	$77 [3]
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.89%	0.89%	0.90%
Ratio of expenses to average net assets prior to fees waived[4]	0.96%	0.94%	0.95%	0.95%	0.94%
Ratio of net investment income to average net assets	0.67%	0.25%	0.11%	0.24%	0.04%
Ratio of net investment income to average net assets prior to fees waived	0.60%	0.20%	0.05%	0.18%	0.04%
Portfolio turnover	13%	122%	127%	138%	119%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Smid Cap Core Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$19.71	$23.73	$13.62	$17.81	$19.20

Income (loss) from investment operations:
Net investment income (loss)[1]	0.06	(0.04)	(0.05)	(0.03)	(0.08)
Net realized and unrealized gain (loss)	(1.53)	(0.19)	10.16	(4.04)	1.10
Total from investment operations	(1.47)	(0.23)	10.11	(4.07)	1.02

Less dividends and distributions from:
Net investment income	(0.04)	—	—	—	—
Net realized gain	(3.78)	(3.79)	—	(0.12)	(2.41)
Total dividends and distributions	(3.82)	(3.79)	—	(0.12)	(2.41)

Net asset value, end of period	$14.42	$19.71	$23.73	$13.62	$17.81

Total return[2]	(7.00)%	(1.19)%	74.23%	(23.08)%	6.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,348	$8,110	$9 [3]	$7 [3]	$16 [3]
Ratio of expenses to average net assets[4]	1.20%	1.30%	1.30%	1.32%	1.31%
Ratio of expenses to average net assets prior to fees waived[4]	1.27%	1.33%	1.34%	1.35%	1.33%
Ratio of net investment income (loss) to average net assets	0.35%	(0.17)%	(0.28)%	(0.19)%	(0.41)%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.28%	(0.20)%	(0.32)%	(0.22)%	(0.43)%
Portfolio turnover	13%	122%	127%	138%	119%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Systematic Emerging Markets Equity Fund Class AΦ

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$22.54	$28.07	$15.61	$19.15	$21.60

Income (loss) from investment operations:
Net investment income (loss)[1]	0.68	0.15	(0.01)	0.12	0.12
Net realized and unrealized gain (loss)	(3.40)	(5.54)	12.68	(3.51)	(2.46)
Total from investment operations	(2.72)	(5.39)	12.67	(3.39)	(2.34)

Less dividends and distributions from:
Net investment income	(0.20)	(0.14)	(0.21)	(0.15)	(0.11)
Net realized gain	(2.25)	—	—	—	—
Total dividends and distributions	(2.45)	(0.14)	(0.21)	(0.15)	(0.11)

Net asset value, end of period	$17.37	$22.54	$28.07	$15.61	$19.15

Total return[2]	(11.42)%[3]	(19.25)%[3]	81.21%	(17.87)%	(10.75)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$179,755	$263,968	$377 [4]	$229 [4]	$344 [4]
Ratio of expenses to average net assets[5]	1.15%	1.35%	1.39%	1.46%	1.44%
Ratio of expenses to average net assets prior to fees waived[5]	1.57%	1.37%	1.39%	1.46%	1.44%
Ratio of net investment income (loss) to average net assets	3.59%	0.55%	(0.03)%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets prior to fees waived	3.17%	0.53%	(0.03)%	0.61%	0.62%
Portfolio turnover	65%	38%	39%	32%	59%
Φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund Class CΦ

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$19.07	$23.86	$13.31	$16.39	$18.54

Income (loss) from investment operations:
Net investment income (loss)[1]	0.47	(0.04)	(0.15)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	(2.90)	(4.68)	10.79	(2.99)	(2.10)
Total from investment operations	(2.43)	(4.72)	10.64	(3.00)	(2.11)

Less dividends and distributions from:
Net investment income	(0.13)	(0.07)	(0.09)	(0.08)	(0.04)
Net realized gain	(2.25)	—	—	—	—
Total dividends and distributions	(2.38)	(0.07)	(0.09)	(0.08)	(0.04)

Net asset value, end of period	$14.26	$19.07	$23.86	$13.31	$16.39

Total return[2]	(12.02)%[3]	(19.83)%[3]	80.00%	(18.43)%	(11.36)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,136	$39,227	$57 [4]	$43 [4]	$72 [4]
Ratio of expenses to average net assets[5]	1.84%	2.07%	2.10%	2.16%	2.11%
Ratio of expenses to average net assets prior to fees waived[5]	2.29%	2.09%	2.10%	2.16%	2.11%
Ratio of net investment income (loss) to average net assets	2.95%	(0.17)%	(0.73)%	(0.07)%	(0.08)%
Ratio of net investment income (loss) to average net assets prior to fees waived	2.50%	(0.19)%	(0.73)%	(0.07)%	(0.08)%
Portfolio turnover	65%	38%	39%	32%	59%
Φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Systematic Emerging Markets Equity Fund Class IΦ

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$23.33	$29.05	$16.13	$19.77	$22.30

Income (loss) from investment operations:
Net investment income[1]	0.79	0.26	0.09	0.21	0.21
Net realized and unrealized gain (loss)	(3.53)	(5.74)	13.12	(3.61)	(2.55)
Total from investment operations	(2.74)	(5.48)	13.21	(3.40)	(2.34)

Less dividends and distributions from:
Net investment income	(0.22)	(0.24)	(0.29)	(0.24)	(0.19)
Net realized gain	(2.25)	—	—	—	—
Total dividends and distributions	(2.47)	(0.24)	(0.29)	(0.24)	(0.19)

Net asset value, end of period	$18.12	$23.33	$29.05	$16.13	$19.77

Total return[2]	(11.08)%	(18.96)%	82.02%	(17.50)%	(10.34)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$532,766	$912,326	$1,548 [3]	$826 [3]	$1,209 [3]
Ratio of expenses to average net assets[4]	0.81%	0.98%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.08%	1.08%	1.10%	1.14%	1.11%
Ratio of net investment income to average net assets	4.00%	0.93%	0.37%	1.09%	1.06%
Ratio of net investment income to average net assets prior to fees waived	3.73%	0.83%	0.26%	0.94%	0.94%
Portfolio turnover	65%	38%	39%	32%	59%
Φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund Class RΦ

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$22.26	$27.75	$15.44	$18.95	$21.40

Income (loss) from investment operations:
Net investment income (loss)[1]	0.61	0.06	(0.07)	0.07	0.06
Net realized and unrealized gain (loss)	(3.33)	(5.46)	12.53	(3.47)	(2.43)
Total from investment operations	(2.72)	(5.40)	12.46	(3.40)	(2.37)

Less dividends and distributions from:
Net investment income	(0.17)	(0.09)	(0.15)	(0.11)	(0.08)
Net realized gain	(2.25)	—	—	—	—
Total dividends and distributions	(2.42)	(0.09)	(0.15)	(0.11)	(0.08)

Net asset value, end of period	$17.12	$22.26	$27.75	$15.44	$18.95

Total return[2]	(11.57)%[3]	(19.51)%[3]	80.73%	(18.07)%	(11.03)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,070	$7,540	$11 [4]	$9 [4]	$15 [4]
Ratio of expenses to average net assets[5]	1.37%	1.67%	1.69%	1.72%	1.70%
Ratio of expenses to average net assets prior to fees waived[5]	1.64%	1.68%	1.69%	1.72%	1.70%
Ratio of net investment income (loss) to average net assets	3.30%	0.22%	(0.32)%	0.39%	0.32%

Ratio of net investment income (loss) to average net assets prior to fees waived	3.03%	0.21%	(0.32)%	0.39%	0.32%
Portfolio turnover	65%	38%	39%	32%	59%
Φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Systematic Emerging Markets Equity Fund Class R6Φ

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$23.46	$29.21	$16.22	$19.88	$22.42

Income (loss) from investment operations:
Net investment income[1]	0.78	0.28	0.10	0.21	0.20
Net realized and unrealized gain (loss)	(3.53)	(5.77)	13.19	(3.63)	(2.54)
Total from investment operations	(2.75)	(5.49)	13.29	(3.42)	(2.34)

Less dividends and distributions from:
Net investment income	(0.24)	(0.26)	(0.30)	(0.24)	(0.20)
Net realized gain	(2.25)	—	—	—	—
Total dividends and distributions	(2.49)	(0.26)	(0.30)	(0.24)	(0.20)

Net asset value, end of period	$18.22	$23.46	$29.21	$16.22	$19.88

Total return[2]	(11.06)%[3]	(18.89)%[3]	82.01%	(17.46)%	(10.32)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$144,999	$254,340	$353 [4]	$200 [4]	$300 [4]
Ratio of expenses to average net assets[5]	0.76%	0.92%	0.95%	0.99%	0.96%
Ratio of expenses to average net assets prior to fees waived[5]	1.05%	0.93%	0.95%	0.99%	0.96%
Ratio of net investment income to average net assets	3.94%	0.98%	0.40%	1.05%	1.03%
Ratio of net investment income to average net assets prior to fees waived	3.65%	0.97%	0.40%	1.05%	1.03%
Portfolio turnover	65%	38%	39%	32%	59%
Φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Systematic Emerging Markets Equity Fund Class YΦ

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$23.01	$28.65	$15.92	$19.53	$22.02

Income (loss) from investment operations:
Net investment income[1]	0.67	0.16	0.01	0.14	0.13
Net realized and unrealized gain (loss)	(3.44)	(5.65)	12.94	(3.58)	(2.50)
Total from investment operations	(2.77)	(5.49)	12.95	(3.44)	(2.37)

Less dividends and distributions from:
Net investment income	(0.20)	(0.15)	(0.22)	(0.17)	(0.12)
Net realized gain	(2.25)	—	—	—	—
Total dividends and distributions	(2.45)	(0.15)	(0.22)	(0.17)	(0.12)

Net asset value, end of period	$17.79	$23.01	$28.65	$15.92	$19.53

Total return[2]	(11.38)%[3]	(19.23)%[3]	81.40%	(17.80)%	(10.68)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,664	$29,380	$40 [4]	$31 [4]	$45 [4]
Ratio of expenses to average net assets[5]	1.14%	1.31%	1.34%	1.37%	1.35%
Ratio of expenses to average net assets prior to fees waived[5]	1.41%	1.32%	1.34%	1.37%	1.35%
Ratio of net investment income to average net assets	3.50%	0.59%	0.04%	0.70%	0.69%
Ratio of net investment income to average net assets prior to fees waived	3.23%	0.58%	0.04%	0.70%	0.69%
Portfolio turnover	65%	38%	39%	32%	59%
Φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$27.62	$26.18	$16.79	$22.61	$23.27

Income (loss) from investment operations:
Net investment income[1]	0.25	0.31	0.29	0.41	0.28
Net realized and unrealized gain (loss)	(2.01)	4.14	9.86	(3.98)	0.50
Total from investment operations	(1.76)	4.45	10.15	(3.57)	0.78

Less dividends and distributions from:
Net investment income	(0.45)	(0.44)	(0.29)	(0.33)	(0.20)
Net realized gain	(4.39)	(2.57)	(0.47)	(1.92)	(1.24)
Total dividends and distributions	(4.84)	(3.01)	(0.76)	(2.25)	(1.44)

Net asset value, end of period	$21.02	$27.62	$26.18	$16.79	$22.61

Total return[2]	(6.47)%[3]	17.35%	61.22%[3]	(18.67)%	3.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$318,903	$405,826	$359 [4]	$251 [4]	$354 [4]
Ratio of expenses to average net assets[5]	1.10%	1.09%	1.19%	1.21%	1.21%
Ratio of expenses to average net assets prior to fees waived[5]	1.14%	1.09%	1.20%	1.21%	1.21%
Ratio of net investment income to average net assets	1.01%	1.07%	1.36%	1.68%	1.21%
Ratio of net investment income to average net assets prior to fees waived	0.97%	1.07%	1.35%	1.68%	1.21%
Portfolio turnover	103%	64%	60%	68%	51%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$26.19	$24.95	$16.02	$21.69	$22.40

Income (loss) from investment operations:
Net investment income[1]	0.05	0.05	0.13	0.22	0.13
Net realized and unrealized gain (loss)	(1.90)	3.95	9.39	(3.79)	0.45
Total from investment operations	(1.85)	4.00	9.52	(3.57)	0.58

Less dividends and distributions from:
Net investment income	(0.30)	(0.19)	(0.12)	(0.18)	(0.05)
Net realized gain	(4.39)	(2.57)	(0.47)	(1.92)	(1.24)
Total dividends and distributions	(4.69)	(2.76)	(0.59)	(2.10)	(1.29)

Net asset value, end of period	$19.65	$26.19	$24.95	$16.02	$21.69

Total return[2]	(7.24)%[3]	16.32%	59.94%	(19.29)%	2.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,143	$6,611	$7 [4]	$8 [4]	$14 [4]
Ratio of expenses to average net assets[5]	1.88%	1.97%	1.99%	1.99%	1.94%
Ratio of expenses to average net assets prior to fees waived[5]	1.98%	1.97%	1.99%	1.99%	1.94%
Ratio of net investment income to average net assets	0.23%	0.18%	0.65%	0.94%	0.59%
Ratio of net investment income to average net assets prior to fees waived	0.13%	0.18%	0.65%	0.94%	0.59%
Portfolio turnover	103%	64%	60%	68%	51%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Value Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$27.78	$26.31	$16.88	$22.72	$23.38

Income (loss) from investment operations:
Net investment income[1]	0.36	0.37	0.35	0.47	0.36
Net realized and unrealized gain (loss)	(2.07)	4.17	9.91	(4.00)	0.50
Total from investment operations	(1.71)	4.54	10.26	(3.53)	0.86

Less dividends and distributions from:
Net investment income	(0.50)	(0.50)	(0.36)	(0.39)	(0.28)
Net realized gain	(4.39)	(2.57)	(0.47)	(1.92)	(1.24)
Total dividends and distributions	(4.89)	(3.07)	(0.83)	(2.31)	(1.52)

Net asset value, end of period	$21.18	$27.78	$26.31	$16.88	$22.72

Total return[2]	(6.25)%	17.61%	61.66%[3]	(18.40)%	3.95%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$346,249	$938,672	$829 [4]	$522 [4]	$579 [4]
Ratio of expenses to average net assets[5]	0.86%	0.88%	0.91%	0.92%	0.91%
Ratio of expenses to average net assets prior to fees waived[5]	0.86%	0.88%	0.92%	0.92%	0.91%
Ratio of net investment income to average net assets	1.45%	1.28%	1.62%	1.94%	1.51%
Ratio of net investment income to average net assets prior to fees waived	1.45%	1.28%	1.61%	1.94%	1.51%
Portfolio turnover	103%	64%	60%	68%	51%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$27.54	$26.11	$16.74	$22.56	$23.22

Income (loss) from investment operations:
Net investment income[1]	0.12	0.08	0.21	0.33	0.22
Net realized and unrealized gain (loss)	(2.00)	4.28	9.83	(3.98)	0.49
Total from investment operations	(1.88)	4.36	10.04	(3.65)	0.71

Less dividends and distributions from:
Net investment income	(0.35)	(0.36)	(0.20)	(0.25)	(0.13)
Net realized gain	(4.39)	(2.57)	(0.47)	(1.92)	(1.24)
Total dividends and distributions	(4.74)	(2.93)	(0.67)	(2.17)	(1.37)

Net asset value, end of period	$20.92	$27.54	$26.11	$16.74	$22.56

Total return[2]	(6.95)%[3]	16.99%	60.59%	(18.94)%	3.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20	$14	$— [4,5]	$— [4,5]	$— [4,5]
Ratio of expenses to average net assets[6]	1.56%	1.53%	1.57%	1.55%	1.52%
Ratio of expenses to average net assets prior to fees waived[6]	1.80%	1.53%	1.57%	1.55%	1.52%
Ratio of net investment income to average net assets	0.49%	0.29%	0.96%	1.34%	0.95%
Ratio of net investment income to average net assets prior to fees waived	0.25%	0.29%	0.96%	1.34%	0.95%
Portfolio turnover	103%	64%	60%	68%	51%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Delaware Ivy Value Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$27.89	$26.40	$16.94	$22.80	$23.45

Income (loss) from investment operations:
Net investment income[1]	0.44	0.41	0.39	0.51	0.41
Net realized and unrealized gain (loss)	(2.13)	4.19	9.94	(4.02)	0.50
Total from investment operations	(1.69)	4.60	10.33	(3.51)	0.91

Less dividends and distributions from:
Net investment income	(0.43)	(0.54)	(0.40)	(0.43)	(0.32)
Net realized gain	(4.39)	(2.57)	(0.47)	(1.92)	(1.24)
Total dividends and distributions	(4.82)	(3.11)	(0.87)	(2.35)	(1.56)

Net asset value, end of period	$21.38	$27.89	$26.40	$16.94	$22.80

Total return[2]	(6.18)%	17.81%	61.93%	(18.29)%	4.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,247	$126,573	$146 [3]	$113 [3]	$140 [3]
Ratio of expenses to average net assets[4]	0.74%	0.72%	0.76%	0.77%	0.76%
Ratio of net investment income to average net assets	1.70%	1.42%	1.81%	2.13%	1.72%
Portfolio turnover	103%	64%	60%	68%	51%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Ivy Value Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$27.57	$26.14	$16.77	$22.65	$23.31

Income (loss) from investment operations:
Net investment income[1]	0.25	0.28	0.33	0.46	0.33
Net realized and unrealized gain (loss)	(2.01)	4.16	9.80	(4.09)	0.47
Total from investment operations	(1.76)	4.44	10.13	(3.63)	0.80

Less dividends and distributions from:
Net investment income	(0.45)	(0.44)	(0.29)	(0.33)	(0.22)
Net realized gain	(4.39)	(2.57)	(0.47)	(1.92)	(1.24)
Total dividends and distributions	(4.84)	(3.01)	(0.76)	(2.25)	(1.46)

Net asset value, end of period	$20.97	$27.57	$26.14	$16.77	$22.65

Total return[2]	(6.49)%	17.32%[3]	61.18%	(18.89)%	3.76%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$87	$108	$— [4,5]	$— [4,5]	$— [4,5]
Ratio of expenses to average net assets[6]	1.11%	1.11%	1.18%	1.19%	1.15%
Ratio of expenses to average net assets prior to fees waived[6]	1.11%	1.14%	1.18%	1.19%	1.15%
Ratio of net investment income to average net assets	1.01%	1.03%	1.61%	1.93%	1.37%
Ratio of net investment income to average net assets prior to fees waived	1.01%	1.00%	1.61%	1.93%	1.37%
Portfolio turnover	103%	64%	60%	68%	51%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Ivy Funds	March 31, 2023

Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 39 series. These financial statements and the related notes pertain to 19 funds: Delaware Global Value Equity Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Growth Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, and Delaware Ivy Value Fund, (each a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds, except for Delaware Global Value Equity Fund, Delaware Ivy International Value Fund, and Delaware Ivy Large Cap Growth Fund are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Delaware Global Value Equity Fund, Delaware Ivy International Value Fund, and Delaware Ivy Large Cap Growth Fund are considered nondiversified.

The Funds offer Class A, Class C, Class I, and Class R6 shares. Each Fund (other than Delaware Ivy Municipal Bond Fund) offers Class Y shares and each Fund (other than Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund) offer Class R shares. Effective December 10, 2021, all remaining shares of Class B were converted to Class A shares. On June 13, 2022, all Class E shares were liquidated. Class A shares are subject to an initial sales charge. If you are investing $1 million or more ($250,000 or more for Delaware Ivy Municipal Bond Fund or Delaware Ivy Municipal High Income Fund), either as a lump sum or through one of the sales charge reduction features described in the prospectus, you may be eligible to buy Class A shares without a sales charge. However, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase; or if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares ($250,000 or more for Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund) that received a net asset value (NAV) breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, for each Fund except Delaware Ivy Limited-Term Bond Fund, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. For Delaware Ivy Limited-Term Bond Fund, if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a CDSC, you will have to pay a Limited CDSC of 0.75% if you redeem these shares within the first 12 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class I, Class R, Class R6, and Class Y shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap (IRS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange

Notes to financial statements

Ivy Funds

1. Significant Accounting Policies (continued)

contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published NAV. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by each Fund's valuation designee, Delaware Management Company (DMC). Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund's tax positions taken or expected to be taken on each Fund's federal income tax returns through the year ended March 31, 2023, and for all open tax years (years ended March 31, 2020 - March 31, 2022), and has concluded that no provision for federal income tax is required in each Fund's financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2023, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/ or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds' successful use of a derivative financial instrument depends on the investment adviser's ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Funds can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds' investments in these instruments, if any, are discussed in detail in the Notes to financial statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the "Statements of assets and liabilities" as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the "Schedules of investments."

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which each Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Delaware Ivy Core Bond Fund, Delaware Ivy High Income Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Municipal Bond Fund, and Delaware Ivy Municipal High Income Fund declare daily and pay monthly. Delaware Global Value Equity Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Smid Cap Core Fund and Delaware Ivy Value Fund declare and pay quarterly. Delaware Ivy Core Equity Fund, Delaware Ivy Systematic Emerging Markets Equity Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, and Delaware Ivy Small Cap Growth Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund's average daily net assets as follows:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Global Value Equity Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.545% of net assets over $5 billion and up to $10 billion;
0.54% of net assets over $10 billion.

Delaware Ivy Core Bond Fund[1]	0.525% of net assets up to $500 million;
0.50% of net assets over $500 million and up to $1 billion;
0.45% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion and up to $5 billion;
0.395% of net assets over $5 billion and up to $10 billion;
0.39% of net assets over $10 billion.

Delaware Ivy Core Equity Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.525% of net assets over $5 billion and up to $6 billion;
0.50% of net assets over $6 billion and up to $10 billion;
0.49% of net assets over $10 billion.

Delaware Ivy Global Bond Fund	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion and up to $5 billion;
0.49% of net assets over $5 billion and up to $10 billion;
0.48% of net assets over $10 billion.

Delaware Ivy Global Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.70% of net assets over $3 billion and up to $5 billion;
0.695% of net assets over $5 billion and up to $10 billion;
0.69% of net assets over $10 billion.

Delaware Ivy High Income Fund	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion and up to $10 billion;
0.49% of net assets over $10 billion and up to $20 billion;
0.48% of net assets over $20 billion.

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy International Core Equity Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.70% of net assets over $3 billion and up to $5 billion;
0.69% of net assets over $5 billion and up to $10 billion;
0.68% of net assets over $10 billion.

Delaware Ivy International Value Fund[2]	1.00% of net assets up to $500 million;
0.85% of net assets over $500 million and up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion.

Delaware Ivy Large Cap Growth Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over$3 billion and up to $5 billion;
0.545% of net assets over $5 billion and up to $10 billion;
0.54% of net assets over $10 billion.

Delaware Ivy Limited-Term Bond Fund	0.50% of net assets up to $500 million;
0.45% of net assets over $500 million and up to $1 billion;
0.40% of net assets over $1 billion and up to $1.5 billion;
0.35% of net assets over $1.5 billion and up to $5 billion;
0.34% of net assets over $5 billion and up to $10 billion;
0.33% of net assets over $10 billion.

Delaware Ivy Managed International Opportunities Fund	0.05% of net assets.

Delaware Ivy Mid Cap Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion and up to $15 billion;
0.67% of net assets over $15 billion.

Delaware Ivy Mid Cap Income Opportunities Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion and up to $15 billion;
0.67% of net assets over $15 billion.

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Municipal Bond Fund	0.525% of net assets up to $500 million;
0.50% of net assets over $500 million and up to $1 billion;
0.45% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion and up to $5 billion;
0.395% of net assets over $5 billion and up to $10 billion;
0.39% of net assets over $10 billion and up to $15 billion;
0.385% of net assets over $15 billion.

Delaware Ivy Municipal High Income Fund	0.525% of net assets up to $500 million;
0.50% of net assets over $500 million and up to $1 billion;
0.45% of net assets over $1 billion and up to $1.5 billion;
0.40% of net assets over $1.5 billion and up to $5 billion;
0.395% of net assets over $5 billion and up to $10 billion;
0.39% of net assets over $10 billion and up to $15 billion;
0.385% of net assets over $15 billion.

Delaware Ivy Small Cap Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

Delaware Ivy Smid Cap Core Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

Delaware Ivy Systematic Emerging Markets Equity Fund	1.00% of net assets up to $500 million;
0.85% of net assets over $500 million and up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.755% of net assets over $5 billion and up to $10 billion;
0.75% of net assets over $10 billion.

Delaware Ivy Value Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.545% of net assets over $5 billion and up to $10 billion;
0.54% of net assets over $10 billion.

[1]	DMC had contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.10% of average daily net assets from July 29, 2021 through July 29, 2022.
[2]	DMC had also contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.21% of average daily net assets from November 15, 2021 through November 15, 2022.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Funds:

Prior to July 29, 2022, under an agreement between DMC and Securian Asset Management, Inc. (Securian AM), Securian AM served as subadviser to Delaware Ivy Core Bond Fund. The subadviser made investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of DMC and the oversight of the Board. DMC paid all applicable costs of the subadviser. Following July 29, 2022, DMC became primarily responsible for the day-to-day management of Delaware Ivy Core Bond Fund. DMC may seek fixed income investment advice, recommendations, discretionary investment advice and trading from its affiliates Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL). DMC pays a sub-advisory fee to each of MIMAK, MIMEL and MIMGL based on the extent to which they provide services to the Fund.

In connection with its management of Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, and Delaware Ivy Limited-Term Bond Fund, DMC may seek fixed income investment advice, recommendations, discretionary investment advice and trading from its affiliates MIMAK, MIMEL, and MIMGL. DMC pays a sub-advisory fee to each of MIMAK, MIMEL and MIMGL based on the extent to which they provide services to the Funds.

In addition and with respect only to Delaware Ivy Managed International Opportunities Fund, MIMAK is responsible for the day-to-day management of the Fund. MIMAK may utilize its affiliate MIMGL to execute security trades. DMC pays a sub-advisory fee to each of MIMAK and MIMGL for their services to the Fund.

In addition and with respect only to Delaware Ivy Systematic Emerging Markets Equity Fund, MIMGL is responsible for the day-to-day management of the Fund. MIMGL may utilize its affiliate Macquarie Funds Management Hong Kong Limited (MFMHKL, also an affiliate of DMC) to execute security trades. DMC pays a sub-advisory fee to each of MIMGL and MFMHKL for their services to the Fund.

MIMGL and MFMHKL each serve as sub-advisor to Delaware Ivy Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Value Fund, Delaware Global Value Equity Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, and Delaware Ivy International Value Fund, executing security trades on behalf of DMC. DMC pays a sub-advisory fee to each of MIMGL and MFMHKL for their services to the Funds.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2023, each Fund paid for these services as follows:

Fund	Fees
Delaware Global Value Equity Fund	$17,458
Delaware Ivy Core Bond Fund	32,494
Delaware Ivy Core Equity Fund	122,238
Delaware Ivy Global Bond Fund	21,779
Delaware Ivy Global Growth Fund	25,886
Delaware Ivy High Income Fund	97,184
Delaware Ivy International Core Equity Fund	51,867
Delaware Ivy International Value Fund	9,812
Delaware Ivy Large Cap Growth Fund	151,028
Delaware Ivy Limited-Term Bond Fund	32,052
Delaware Ivy Managed International Opportunities Fund	6,716
Delaware Ivy Mid Cap Growth Fund	186,532
Delaware Ivy Mid Cap Income Opportunities Fund	49,577
Delaware Ivy Municipal Bond Fund	19,683
Delaware Ivy Municipal High Income Fund	25,974

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Fees
Delaware Ivy Small Cap Growth Fund	$59,647
Delaware Ivy Smid Cap Core Fund	18,848
Delaware Ivy Systematic Emerging Markets Equity Fund	36,704
Delaware Ivy Value Fund	41,935

Effective June 27, 2022, DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC's fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the "Statements of operations" under "Dividend disbursing and transfer agent fees and expenses." From June 27, 2022 through March 31, 2023, each Fund paid for these services as follows:

Fund	Fees
Delaware Global Value Equity Fund	$217,536
Delaware Ivy Core Bond Fund	246,638
Delaware Ivy Core Equity Fund	1,466,225
Delaware Ivy Global Bond Fund	170,566
Delaware Ivy Global Growth Fund	342,244
Delaware Ivy High Income Fund	1,050,671
Delaware Ivy International Core Equity Fund	540,181
Delaware Ivy International Value Fund	66,499
Delaware Ivy Large Cap Growth Fund	1,791,713
Delaware Ivy Limited-Term Bond Fund	306,821
Delaware Ivy Managed International Opportunities Fund	67,419
Delaware Ivy Mid Cap Growth Fund	1,964,699
Delaware Ivy Mid Cap Income Opportunities Fund	496,351
Delaware Ivy Municipal Bond Fund	156,012
Delaware Ivy Municipal High Income Fund	185,225
Delaware Ivy Small Cap Growth Fund	843,673
Delaware Ivy Smid Cap Core Fund	192,904
Delaware Ivy Systematic Emerging Markets Equity Fund	511,231
Delaware Ivy Value Fund	483,163

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), effective June 27, 2022, BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the "Statements of operations" under "Dividend disbursing and transfer agent fees and expenses." The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Under the Shareholder Servicing Agreement between the Trust and WI Services Company (WISC) (that was in effect until June 27, 2022), with respect to Class A and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund paid a monthly fee that ranged from $1.5042 to $1.6958 per account; however, WISC had agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reached certain levels. Delaware Ivy Limited-Term Bond Fund Class A, which also had check writing privileges, paid $0.75 for each shareholder check processed in the prior month. For Class R shares, each Fund paid a monthly fee equal to one-twelfth of 0.25 of 1.00% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund paid a monthly fee equal to one-twelfth of 0.15 of 1.00% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund paid WISC a monthly fee equal to one-twelfth of 0.01 of 1.00% of the average daily net assets of the class for the preceding month. Each Fund also reimbursed WISC for certain out-of-pocket costs for all classes.

For certain networked accounts (that is, those accounts whose Fund shares were purchased through certain financial intermediaries), WISC had agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may have been paid by the Funds to those intermediaries. The Fund would reimburse WISC for such costs if the annual rate of the third-party per account charged for a Fund were less than or equal to $12.00 per account or an annual fee of 0.14 of 1.00% that is based on average daily net assets.

Certain broker/dealers that maintained shareholder accounts with each Fund through an omnibus account provided transfer agent and other shareholder-related services that would otherwise have been provided by WISC if the individual accounts that comprised the omnibus account were opened by their beneficial owners directly. Each Fund could pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, 0.50% and 0.25% of the average daily net assets of the Class A, Class C, Class R, and Class Y shares, respectively. The fees are calculated daily and paid monthly. Class I and Class R6 shares do not pay a 12b-1 fee.

From July 29, 2022, (except as noted below) DMC, DDLP and/or DIFSC (through July 29, 2023), have contractually agreed to waive all or a portion of its fees and/or pay/reimburse expenses (excluding acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC, DDLP, DIFSC and/or each Fund. The waivers and reimbursements are accrued daily and received monthly.

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Class C	Operating expense limitation as a percentage of average daily net assets Class I	Operating expense limitation as a percentage of average daily net assets Class R	Operating expense limitation as a percentage of average daily net assets Class R6	Operating expense limitation as a percentage of average daily net assets Class Y
Delaware Global Value Equity Fund	1.17%	1.92%	0.92%	1.42%	n/a	1.17%
Delaware Ivy Core Bond Fund	0.70%	1.45%	0.45%	0.95%	0.45%	0.70%
Delaware Ivy Core Equity Fund	1.00%	1.75%	0.75%	1.25%	n/a	1.00%
Delaware Ivy Global Bond Fund	0.96%	1.71%	0.71%	1.21%	n/a	0.96%
Delaware Ivy Global Growth Fund	1.21%	1.97%	0.97%	1.47%	n/a	1.22%
Delaware Ivy High Income Fund	1.00%	1.75%	0.75%	1.25%	n/a	1.00%
Delaware Ivy International Core Equity Fund	1.04%	1.79%	0.79%	1.29%	0.79%	1.04%
Delaware Ivy International Value Fund	1.20%	1.95%	0.95%	1.45%	n/a	1.20%

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Class C	Operating expense limitation as a percentage of average daily net assets Class I	Operating expense limitation as a percentage of average daily net assets Class R	Operating expense limitation as a percentage of average daily net assets Class R6	Operating expense limitation as a percentage of average daily net assets Class Y
Delaware Ivy Large Cap Growth Fund	0.89%	1.64%	0.64%	1.14%	0.64%	0.89%
Delaware Ivy Limited-Term Bond Fund	0.78%	1.53%	0.53%	1.03%	n/a	0.78%
Delaware Ivy Managed International Opportunities Fund	n/a	n/a	n/a	n/a	n/a	n/a
Delaware Ivy Mid Cap Growth Fund	1.04%	1.79%	0.79%	1.29%	0.79%	1.04%
Delaware Ivy Mid Cap Income Opportunities Fund	1.08%	1.83%	0.83%	1.33%	0.83%	1.08%
Delaware Ivy Municipal Bond Fund	0.80%	1.55%	0.55%	n/a	0.55%	n/a
Delaware Ivy Municipal High Income Fund	0.86%	1.58%	0.61%	n/a	n/a	0.86%
Delaware Ivy Small Cap Growth Fund	1.14%	1.89%	0.89%	1.39%	0.89%	1.14%
Delaware Ivy Smid Cap Core Fund	1.14%	1.89%	0.89%	1.39%	0.89%	1.14%
Delaware Ivy Systematic Emerging Markets Equity Fund	1.15%	1.80%	0.80%	1.30%	0.76%	1.15%
Delaware Ivy Value Fund	1.08%	1.83%	0.83%	1.33%	n/a	1.08%

Prior to July 29, 2022, DMC, DDLP, DIFSC (from June 27, 2022) and Waddell & Reed Services Company (WRSCO) (through June 27, 2022), had contractually agreed to waive all or a portion of its fees and/or pay/reimburse expenses in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets.

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Class C	Operating expense limitation as a percentage of average daily net assets Class I	Operating expense limitation as a percentage of average daily net assets Class R	Operating expense limitation as a percentage of average daily net assets Class R6	Operating expense limitation as a percentage of average daily net assets Class Y
Delaware Global Value Equity Fund	1.22%	n/a	0.92%	n/a	n/a	1.19%
Delaware Ivy Core Bond Fund[1]	n/a	n/a	0.45%	n/a	0.45%	n/a
Delaware Ivy Core Equity Fund	1.03%	n/a	0.84%	n/a	n/a	0.84%
Delaware Ivy Global Bond Fund[2]	0.96%	1.72%	0.74%	n/a	0.74%	0.96%
Delaware Ivy Global Growth Fund	n/a	n/a	1.06%	n/a	n/a	n/a
Delaware Ivy High Income Fund	n/a	1.66%	n/a	n/a	n/a	n/a
Delaware Ivy International Core Equity Fund[1]	1.23%	1.92%	0.79%	1.53%	0.79%	1.18%
Delaware Ivy International Value Fund	n/a	n/a	n/a	n/a	n/a	n/a
Delaware Ivy Large Cap Growth Fund	1.04%	n/a	0.64%	n/a	0.64%	1.05%
Delaware Ivy Limited-Term Bond Fund	n/a	n/a	n/a	n/a	n/a	n/a
Delaware Ivy Managed International Opportunities Fund[1]	0.46%	1.25%	0.16%	0.72%	n/a	0.38%
Delaware Ivy Mid Cap Growth Fund[1]	1.30%	n/a	0.79%	n/a	0.79%	n/a

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Class C	Operating expense limitation as a percentage of average daily net assets Class I	Operating expense limitation as a percentage of average daily net assets Class R	Operating expense limitation as a percentage of average daily net assets Class R6	Operating expense limitation as a percentage of average daily net assets Class Y
Delaware Ivy Mid Cap Income Opportunities Fund[1]	1.34%	2.06%	0.83%	1.80%	0.83%	1.35%
Delaware Ivy Municipal Bond Fund	0.83%	n/a	0.70%	n/a	n/a	n/a
Delaware Ivy Municipal High Income Fund	n/a	1.58%	0.61%	n/a	n/a	0.94%
Delaware Ivy Small Cap Growth Fund	n/a	2.04%	0.89%	n/a	0.89%	n/a
Delaware Ivy Smid Cap Core Fund[1]	n/a	n/a	0.89%	n/a	0.89%	n/a
Delaware Ivy Systematic Emerging Markets Equity Fund	1.56%	n/a	0.99%	n/a	0.99%	n/a
Delaware Ivy Value Fund	1.20%	n/a	0.92%	n/a	n/a	n/a

[1]	Due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
[2]	Effective November 15, 2021 through November 15, 2022. Prior to July 29, 2021, the Class Y expense limit in effect was 0.99%.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2023, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Global Value Equity Fund	$10,544
Delaware Ivy Core Bond Fund	20,794
Delaware Ivy Core Equity Fund	65,716
Delaware Ivy Global Bond Fund	8,529
Delaware Ivy Global Growth Fund	12,050
Delaware Ivy High Income Fund	66,039
Delaware Ivy International Core Equity Fund	28,223
Delaware Ivy International Value Fund	6,171
Delaware Ivy Large Cap Growth Fund	83,060
Delaware Ivy Limited-Term Bond Fund	13,371

Fund	Fees
Delaware Ivy Managed International Opportunities Fund	$1,828
Delaware Ivy Mid Cap Growth Fund	101,988
Delaware Ivy Mid Cap Income Opportunities Fund	24,995
Delaware Ivy Municipal Bond Fund	8,559
Delaware Ivy Municipal High Income Fund	12,567
Delaware Ivy Small Cap Growth Fund	31,708
Delaware Ivy Smid Cap Core Fund	8,247
Delaware Ivy Systematic Emerging Markets Equity Fund	27,996
Delaware Ivy Value Fund	21,338

For the year ended March 31, 2023, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Global Value Equity Fund	$19,315
Delaware Ivy Core Bond Fund	13,986
Delaware Ivy Core Equity Fund	297,931
Delaware Ivy Global Bond Fund	5,620
Delaware Ivy Global Growth Fund	23,737
Delaware Ivy High Income Fund	154,084
Delaware Ivy International Core Equity Fund	28,953
Delaware Ivy International Value Fund	4,649
Delaware Ivy Large Cap Growth Fund	359,397
Delaware Ivy Limited-Term Bond Fund	41,023
Delaware Ivy Managed International Opportunities Fund	5,183
Delaware Ivy Mid Cap Growth Fund	263,894
Delaware Ivy Mid Cap Income Opportunities Fund	39,675
Delaware Ivy Municipal Bond Fund	7,767
Delaware Ivy Municipal High Income Fund	13,648
Delaware Ivy Small Cap Growth Fund	128,420
Delaware Ivy Smid Cap Core Fund	24,012
Delaware Ivy Systematic Emerging Markets Equity Fund	30,195
Delaware Ivy Value Fund	94,540

For the year ended March 31, 2023, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Global Value Equity Fund	$720	$190
Delaware Ivy Core Bond Fund	649	843
Delaware Ivy Core Equity Fund	7,464	3,140
Delaware Ivy Global Bond Fund	662	71
Delaware Ivy Global Growth Fund	1,214	1,156
Delaware Ivy High Income Fund	6,677	5,902
Delaware Ivy International Core Equity Fund	1,454	572
Delaware Ivy International Value Fund	522	603
Delaware Ivy Large Cap Growth Fund	10,325	5,960
Delaware Ivy Limited-Term Bond Fund	3,448	941
Delaware Ivy Managed International Opportunities Fund	375	84
Delaware Ivy Mid Cap Growth Fund	12,903	11,296
Delaware Ivy Mid Cap Income Opportunities Fund	1,454	1,308
Delaware Ivy Municipal Bond Fund	11,932	230
Delaware Ivy Municipal High Income Fund	12,166	929
Delaware Ivy Small Cap Growth Fund	4,504	2,443

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Class A	Class C
Delaware Ivy Smid Cap Core Fund	$1,518	$298
Delaware Ivy Systematic Emerging Markets Equity Fund	1,774	1,199
Delaware Ivy Value Fund	5,662	1,612

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

Cross trades for the year ended March 31, 2023, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews a report related to the Funds' compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended March 31, 2023, the following Funds engaged in Rule 17a-7 securities purchases and securities sales, which resulted in net gains or losses as follows:

	Purchases	Sales	Net realized gain (loss)
Delaware Ivy Municipal Bond Fund	$58,471,075	$72,584,951	$(9,828,274)
Delaware Ivy Municipal High Income Fund	455,036,604	467,075,329	(33,766,077)
Delaware Ivy Smid Cap Core Fund	7,318,268	1,728,140	408,542
Delaware Ivy Value Fund	—	45,669,383	665,807

A summary of the transactions in affiliated companies during the year ended March 31, 2023 was as follows:

	Value, beginning of period	Gross additions	Gross reductions(1)	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments(2)	Value, end of period		Shares	Income distributions
Delaware Ivy High Income Fund
Common Stocks—1.98%
ASG Warrant =, †
	$—	$—	$—	$—	$—	$—	(3)	19,688	$—
BIS Industries Holdings =,†
	—	—	—	—	—	—		19,682,813	—
Foresight Energy =,†
	24,337,269	—	—	—	(5,240,670)	19,096,599		1,117,414	—
Larchmont Resources =,†
	1,678,897	—	(1,271,945)	—	(193,491)	213,461		18,338	—
Maritime Finance =,†
	4,444,478	—	(3,370,497)	—	2,511,540	3,585,521		1,750,000	—
New Cotai =,†
	18,723,614	—	—	—	1,976,369	20,699,983		20,316,462	—
True Religion Apparel =
	7,866,362	—	—	—	(1,317,054)	6,549,308		395	6,299,922
	57,050,620	—	(4,642,442)	—	(2,263,306)	50,144,872			6,299,922
Preferred Stock—0.08%
True Religion Apparel=,ω
	2,050,430	—	—	—	—	2,050,430		410	—
Convertible Bond—2.31%
New Cotai=,*
	50,239,865	452,819	—	—	7,998,944	58,691,628		23,041,685	1,269,515
Loan Agreements—0.29%
Foresight Energy Operating Tranche A•,**
	—	7,706,826	(117,721)	—	(189,728)	7,399,377		7,589,105	—
Foresight Exit TL A
	7,745,361	—	(7,706,826)	—	(38,535)	—		—	—
	7,745,361	7,706,826	(7,824,547)	—	(228,263)	7,399,377			—
Total	$117,086,276	$8,159,645	$(12,466,989)	$—	$5,507,375	$118,286,307			$7,569,437

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments(2)	Value, end of period	Shares	Income distributions	Capital gain distributions
Delaware Ivy Managed International Opportunities Fund
Affiliated Mutual Funds—99.60%
Delaware Global Value Equity Fund Class R6
	$12,801,018	$3,346,863	$(12,752,448)	$(2,895,330)	$(500,103)	$—	—	$112,991	$3,095,782
Delaware Ivy International Core Equity Fund Class R6
	60,045,970	4,597,886	(23,562,320)	(2,743,270)	194,517	38,532,783	2,022,718	398,745	—
Delaware Ivy International Small Cap Fund Class R6
	6,730,074	781,694	(2,293,254)	(566,372)	(866,876)	3,785,266	417,339	—	410,990
Delaware Ivy International Value Fund Class R6
	20,115,871	5,590,181	(7,732,543)	(1,604,350)	(186,787)	16,182,372	1,045,373	—	1,230,764
Delaware Ivy Systematic Emerging Markets Equity Fund Class R6
	33,029,847	4,128,964	(11,292,478)	1,678,172	(8,110,278)	19,434,227	1,066,643	249,004	2,330,266
Total	$132,722,780	$18,445,588	$(57,633,043)	$(6,131,150)	$(9,469,527)	$77,934,648		$760,740	$7,067,802

	Value, beginning of period	Gross additions	Gross reductions(1)	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments(2)	Value, end of period	Shares	Income distributions
Delaware Ivy Mid Cap Income Opportunities Fund
Limited Partnerships—0.00%
Rattler Midstream
	$28,122,001	$—	$(29,832,048)	$(1,376,599)	$3,086,646	$—	—	$603,908
Total	$28,122,001	$—	$(29,832,048)	$(1,376,599)	$3,086,646	$—		$603,908

	Value, beginning of period	Gross additions	Gross reductions(1)	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments(2)	Value, end of period	Shares
Delaware Ivy Small Cap Growth Fund
Common Stock—0.00%
PetIQ
	$34,267,604	$—	$(17,130,182)	$(20,140,630)	$3,003,208	$—	—
Total	$34,267,604	$—	$(17,130,182)	$(20,140,630)	$3,003,208	$—

(1)	The amount shown included return of capital.
(2)	Does not tie to Net change in unrealized appreciation (depreciation) on affiliated investments on the Statements of operations as a result of previously unaffiliated securities moving to affiliated.
(3)	This value is not included on the Statements of of assets and liabilities, as it is not affiliated as of March 31, 2022.
*	Issuer is not an affiliated investment of the Fund at March 31, 2022.
**	Issuer is not an affiliated investment of the Fund at March 31, 2023.

ω	Perpetual security with no stated maturity date.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

3. Investments

For the year ended March 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Global Value Equity Fund	$94,869,051	$—	$271,156,180	$—
Delaware Ivy Core Bond Fund	227,121,618	504,069,864	519,399,478	514,026,295
Delaware Ivy Core Equity Fund	1,337,178,578	—	2,220,171,956	—
Delaware Ivy Global Bond Fund	361,314,313	152,261,328	428,277,754	139,594,483
Delaware Ivy Global Growth Fund	251,681,795	—	527,457,605	—
Delaware Ivy High Income Fund	1,335,163,385	—	1,678,772,712	—
Delaware Ivy International Core Equity Fund	606,701,790	—	1,022,541,244	—
Delaware Ivy International Value Fund	47,750,844	—	100,092,885	—
Delaware Ivy Large Cap Growth Fund	942,104,893	—	1,106,070,498	—
Delaware Ivy Limited-Term Bond Fund	164,765,220	689,701,119	467,130,256	751,493,953
Delaware Ivy Managed International Opportunities Fund	18,445,588	—	57,633,043	—
Delaware Ivy Mid Cap Growth Fund	1,343,567,765	—	2,087,141,868	—
Delaware Ivy Mid Cap Income Opportunities Fund	411,739,095	—	751,772,658	—
Delaware Ivy Municipal Bond Fund	223,976,593	—	448,261,453	—
Delaware Ivy Municipal High Income Fund	508,323,423	—	740,110,573	—
Delaware Ivy Small Cap Growth Fund	878,329,163	—	1,355,466,941	—
Delaware Ivy Smid Cap Core Fund	56,403,862	—	256,627,219	—
Delaware Ivy Systematic Emerging Markets Equity Fund	704,734,909	—	1,051,561,626	—
Delaware Ivy Value Fund	1,159,295,210	—	1,850,329,619	—

Notes to financial statements

Ivy Funds

3. Investments (continued)

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes were as follows:

Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Global Value Equity Fund	$319,152,420	$20,308,300	$(19,913,619)	$394,681
Delaware Ivy Core Bond Fund	498,607,191	3,911,542	(25,372,020)	(21,460,478)
Delaware Ivy Core Equity Fund	2,289,938,555	1,200,965,743	(58,932,038)	1,142,033,705
Delaware Ivy Global Bond Fund	433,112,491	6,360,920	(16,543,516)	(10,182,596)
Delaware Ivy Global Growth Fund	436,592,775	119,685,487	(17,873,790)	101,811,697
Delaware Ivy High Income Fund	3,066,047,270	225,991,947	(808,628,251)	(582,636,304)
Delaware Ivy International Core Equity Fund	1,208,207,975	204,556,407	(75,878,835)	128,677,572
Delaware Ivy International Value Fund	138,010,966	3,486,756	(10,618,673)	(7,131,917)
Delaware Ivy Large Cap Growth Fund	2,526,234,309	2,615,653,712	(67,587,504)	2,548,066,208
Delaware Ivy Limited-Term Bond Fund	571,464,643	1,246,249	(17,546,376)	(16,300,127)
Delaware Ivy Managed International Opportunities Fund	69,147,637	14,209,121	(5,034,166)	9,174,955
Delaware Ivy Mid Cap Growth Fund	4,591,457,841	1,783,360,864	(485,099,850)	1,298,261,014
Delaware Ivy Mid Cap Income Opportunities Fund	1,026,781,585	312,905,158	(60,078,085)	252,827,073
Delaware Ivy Municipal Bond Fund	358,648,165	17,350,123	(25,347,667)	(7,997,544)
Delaware Ivy Municipal High Income Fund	620,013,119	10,463,370	(124,318,942)	(113,855,572)
Delaware Ivy Small Cap Growth Fund	1,374,170,734	265,718,482	(104,402,106)	161,316,376
Delaware Ivy Smid Cap Core Fund	346,758,978	38,483,415	(36,810,545)	1,672,870
Delaware Ivy Systematic Emerging Markets Equity Fund	843,017,150	186,043,081	(117,198,608)	68,844,473
Delaware Ivy Value Fund	687,262,911	39,293,036	(54,484,448)	(15,191,412)

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2023:

	Delaware Global Value Equity Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Denmark	$—	$7,513,840	$7,513,840
France	—	45,154,419	45,154,419
Germany	—	35,086,603	35,086,603
Japan	—	14,740,607	14,740,607
Netherlands	—	17,122,196	17,122,196
Spain	—	14,247,877	14,247,877
Sweden	—	25,814,008	25,814,008
Switzerland	—	32,095,517	32,095,517
United Kingdom	—	41,468,525	41,468,525
United States	82,832,383	—	82,832,383
Exchange-Traded Fund	3,471,126	—	3,471,126
Total Value of Securities	$86,303,509	$233,243,592	$319,547,101

	Delaware Ivy Core Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$689,907	$689,907
Agency Mortgage-Backed Securities	—	127,673,729	127,673,729
Collateralized Debt Obligations	—	9,111,387	9,111,387
Corporate Bonds	—	179,057,107	179,057,107
Municipal Bonds	—	11,841,972	11,841,972
Non-Agency Asset-Backed Securities	—	18,471,377	18,471,377
Non-Agency Collateralized Mortgage Obligations	—	34,369,328	34,369,328
Non-Agency Commercial Mortgage-Backed Securities	—	41,668,469	41,668,469
Preferred Stock	3,716,000	—	3,716,000
Sovereign Bonds	—	10,444,209	10,444,209
US Treasury Obligations	—	18,831,771	18,831,771
Short-Term Investments	19,677,584	—	19,677,584
Total Value of Securities	$23,393,584	$452,159,256	$475,552,840

Derivatives[1]
Assets:
Centrally Cleared Credit Default Swaps	$—	$110,612	$110,612
Futures Contracts	1,483,261	—	1,483,261

Notes to financial statements

Ivy Funds

3. Investments (continued)

1Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy Core Equity Fund
Level 1
Securities
Assets:
Common Stocks	$3,241,254,587
Short-Term Investments	190,717,673
Total Value of Securities	$3,431,972,260

	Delaware Ivy Global Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$30,862,323	$30,862,323
Corporate Bonds	—	186,138,411	186,138,411
Sovereign Bonds	—	107,593,030	107,593,030
Supranational Banks	—	10,200,848	10,200,848
US Treasury Obligations	—	70,147,647	70,147,647
Options Purchased	—	778,582	778,582
Short-Term Investments	16,305,432	—	16,305,432
Total Value of Securities Before Options Written	$16,305,432	$405,720,841	$422,026,273
Liabilities:
Options Written	$—	$(548,093)	$(548,093)

Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$1,068,546	$1,068,546
Futures Contracts	2,287,347	—	2,287,347
Liabilities:
Foreign Currency Exchange Contracts	$—	$(481,184)	$(481,184)
Futures Contracts	(1,422,994)	—	(1,422,994)

1Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Global Growth Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Canada	$17,112,084	$—	$17,112,084
China	8,145,766	—	8,145,766
China/Hong Kong	—	18,344,354	18,344,354
Denmark	—	9,804,702	9,804,702
France	—	46,619,586	46,619,586
Germany	—	28,059,810	28,059,810
Hong Kong	—	7,857,493	7,857,493
India	—	25,260,835	25,260,835
Israel	10,033,920	—	10,033,920
Italy	—	8,433,287	8,433,287
Japan	—	18,997,525	18,997,525
Netherlands	—	4,263,281	4,263,281
Taiwan	—	10,357,051	10,357,051
United Kingdom	—	20,103,982	20,103,982
United States	302,283,268	—	302,283,268
Short-Term Investments	2,727,528	—	2,727,528
Total Value of Securities	$340,302,566	$198,101,906	$538,404,472

	Delaware Ivy High Income Fund
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Common Stocks
Basic Industry	$—	$—	$19,191,962		$19,191,962
Consumer Goods	—	—	—	[1]	—
Energy	—	—	11,074,647		11,074,647
Financial Services	—	—	20,699,983		20,699,983
Leisure	40,678,522	—	—		40,678,522
Media	424	—	—		424
Retail	—	—	6,549,308		6,549,308
Utilities	—	—	213,461		213,461
Convertible Bonds	—	3,936,599	58,691,628		62,628,227
Corporate Bonds	—	1,953,582,942	—		1,953,582,942
Loan Agreements	—	320,981,615	—		320,981,615
Municipal Bonds	—	13,974,066	—		13,974,066
Preferred Stock	—	—	2,050,430		2,050,430
Warrants	342,287	—	—		342,287
Short-Term Investments	31,382,563	—	—		31,382,563
Total Value of Securities	$72,403,796	$2,292,475,222	$118,471,419		$2,483,350,437

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy High Income Fund
	Level 1	Level 2	Level 3	Total
Derivatives[2]
Assets:
Foreign Currency Exchange Contracts	$—	$60,529	$—	$60,529

1The security that has been valued at zero on the "Schedules of investments" is considered to be Level 3 investments in this table.

2Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy International Core Equity Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Australia	$—	$24,627,453	$24,627,453
Austria	—	12,217,322	12,217,322
Brazil	66,249,541	—	66,249,541
Canada	72,062,873	—	72,062,873
China	44,855,767	85,700,884	130,556,651
China/Hong Kong	—	523,947	523,947
Denmark	—	65,515,922	65,515,922
France	—	187,875,687	187,875,687
Germany	—	151,382,162	151,382,162
Hong Kong	—	24,826,332	24,826,332
India	—	74,038,148	74,038,148
Japan	—	169,821,015	169,821,015
Netherlands	—	69,889,472	69,889,472
Republic of Korea	—	51,565,407	51,565,407
Spain	—	18,356,085	18,356,085
Switzerland	20,704,689	—	20,704,689
Taiwan	—	29,826,906	29,826,906
United Kingdom	24,602,028	76,268,154	100,870,182
United States	41,843,792	16,466,127	58,309,919
Short-Term Investments	7,665,834	—	7,665,834
Total Value of Securities	$277,984,524	$1,058,901,023	$1,336,885,547

	Delaware Ivy International Value Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Denmark	$—	$3,334,455	$3,334,455
Finland	—	17,181	17,181
France	21,170	25,628,547	25,649,717
Germany	—	17,292,923	17,292,923
Hong Kong	—	13,378	13,378
Japan	—	12,104,423	12,104,423
Netherlands	—	8,472,269	8,472,269
Spain	—	6,143,512	6,143,512
Sweden	—	13,262,543	13,262,543
Switzerland	—	15,947,729	15,947,729
United Kingdom	—	22,161,782	22,161,782
Exchange-Traded Funds	1,516,125	—	1,516,125
Short-Term Investments	4,963,012	—	4,963,012
Total Value of Securities	$6,500,307	$124,378,742	$130,879,049

Delaware Ivy Large Cap Growth Fund
Level 1
Securities
Assets:
Common Stocks	$5,074,300,517

	Delaware Ivy Limited-Term Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$2,275,976	$2,275,976
Agency Commercial Mortgage-Backed Securities	—	47,190,371	47,190,371
Agency Obligation	—	2,902,324	2,902,324
Collateralized Debt Obligations	—	61,969,512	61,969,512
Corporate Bonds	—	316,328,282	316,328,282
Non-Agency Asset-Backed Securities	—	43,475,700	43,475,700
Supranational Bank	—	1,495,156	1,495,156
US Treasury Obligations	—	75,619,886	75,619,886
Short-Term Investments	3,198,425	—	3,198,425
Total Value of Securities	$3,198,425	$551,257,207	$554,455,632

Derivatives[1]
Assets:
Futures Contracts	$763,128	$—	$763,128

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Limited-Term Bond Fund
	Level 1	Level 2	Total
Liabilities:
Futures Contracts	$(54,244)	$—	$(54,244)

1Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

Delaware Ivy Managed International Opportunities Fund
Level 1
Securities
Assets:
Affiliated Mutual Funds	$77,934,648
Short-Term Investments	387,944
Total Value of Securities	$78,322,592

Delaware Ivy Mid Cap Growth Fund
Level 1
Securities
Assets:
Common Stocks	$5,731,076,284
Short-Term Investments	158,642,571
Total Value of Securities	$5,889,718,855

Delaware Ivy Mid Cap Income Opportunities Fund
Level 1
Securities
Assets:
Common Stocks	$1,278,184,799
Short-Term Investments	1,423,859
Total Value of Securities	$1,279,608,658

	Delaware Ivy Municipal Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Municipal Bonds	$—	$348,672,923	$348,672,923
Short-Term Investments	1,977,698	—	1,977,698
Total Value of Securities	$1,977,698	$348,672,923	$350,650,621

	Delaware Ivy Municipal High Income Fund
	Level 1	Level 2	Total
Securities
Assets:
Municipal Bonds	$—	$501,080,832	$501,080,832
Short-Term Investments	16,715	5,060,000	5,076,715
Total Value of Securities	$16,715	$506,140,832	$506,157,547

			Delaware Ivy Small Cap Growth Fund
			Level 1
Securities
Assets:
Common Stocks			$1,516,293,890
Short-Term Investments			19,193,220
Total Value of Securities			$1,535,487,110

	Delaware Ivy Smid Cap Core Fund
	Level 1	Level 3		Total
Securities
Assets:
Common Stocks
Basic Materials	$28,478,023	$—		$28,478,023
Business Services	18,370,688	—		18,370,688
Capital Goods	40,622,047	—		40,622,047
Consumer Discretionary	21,762,026	—		21,762,026
Consumer Services	8,318,373	—		8,318,373
Consumer Staples	10,780,756	—		10,780,756
Credit Cyclicals	12,754,495	—		12,754,495
Energy	14,174,550	—		14,174,550
Financials	45,513,363	—		45,513,363
Healthcare	43,510,229	—	[1]	43,510,229
Media	7,323,120	—		7,323,120
Real Estate Investment Trusts	24,953,255	—		24,953,255
Technology	48,161,035	—		48,161,035
Transportation	12,064,814	—		12,064,814
Utilities	6,298,040	—		6,298,040
Short-Term Investments	5,347,034	—		5,347,034

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Smid Cap Core Fund
	Level 1	Level 3	Total
Total Value of Securities	$348,431,848	$—	$348,431,848

1The security that has been valued at zero on the "Schedules of investments" is considered to be Level 3 investments in this table.

	Delaware Ivy Systematic Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$14,709,043	$91,036,840	$—	$105,745,883
Consumer Discretionary	25,500,186	96,354,440	—	121,854,626
Consumer Staples	25,786,675	47,803,284	1,130,874	74,720,833
Energy	11,560,949	40,946,331	—	52,507,280
Financials	38,802,478	166,926,027	—1	205,728,505
Healthcare	4,615,944	16,344,701	—	20,960,645
Industrials	1,710,400	45,936,381	—	47,646,781
Information Technology	—	213,371,390	—	213,371,390
Materials	9,556,829	37,509,125	—	47,065,954
Real Estate	—	12,521,424	—	12,521,424
Utilities	2,925,320	—	—	2,925,320
Preferred Stocks	5,135,863	—	—	5,135,863
Short-Term Investments	1,677,119	—	—	1,677,119
Total Value of Securities	$141,980,806	$768,749,943	$1,130,874	$911,861,623

1The value represents valuations of Russian Common Stocks for which Management has determined include significant unobservable inputs as of March 31, 2023.

Delaware Ivy Value Fund
Level 1
Securities
Assets:
Common Stocks	$668,171,607
Short-Term Investments	3,899,892
Total Value of Securities	$672,071,499

During the year ended March 31, 2023, for all funds except Delaware Ivy High Income Fund, there were no transfers into or out of Level 3 investments. Each Fund's policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Fund’s net assets.

Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Delaware Ivy Smid Cap Core Fund and Delaware Ivy Systematic Emerging Markets Equity Fund’s net assets at the beginning or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the year except for Delaware Ivy High Income Fund. At March 31, 2023, Delaware Global Value Equity Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Core Equity Fund, Delaware Ivy Global Bond Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Managed International Opportunities Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Ivy Small Cap Growth Fund, and Delaware Ivy Value Fund had no level 3 investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Fund:

Delaware Ivy High Income Fund
	Corporate Bonds	Common Stock	Preferred Stock	Total
Balance as of 3/31/22	$—	$20,937,602	$—	$20,937,602
Sales	(871,897)	(2,020,000)	—	(2,891,897)
Net realized gain (loss)	—	363,600	—	363,600
Amortization	173,868	—	—	173,868
Corporate actions	1,150,848	(4,642,442)	—	(3,491,594)
Transfers into Level 3	21,803,067	74,116,825	6,748,583	102,668,475
Net change in unrealized appreciation (depreciation)	36,435,742	(31,026,224)	(4,698,153)	711,365
Balance as of 3/31/23	$58,691,628	$57,729,361	$2,050,430	$118,471,419
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 3/31/23	$36,435,742	$(31,026,224)	$(4,698,153)	$711,365

A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for the Portfolio is as follows:

Delaware Ivy High Income Fund

Assets	Value	Valuation Techniques	Unobservable Inputs	Input Value
Common Stock	19,096,599	Market approach	EV/Revenue multiple	0.68
			EV/EBITDA multiple	1.65
Common Stock	7,482,455	Market approach	Broker quotes	N/A
Common Stock	213,461	Liquidation approach	Net asset value	N/A
Common Stock	3,585,521	Market approach	Sum of Parts (Adjusted Book Value)	N/A
Common Stock	20,699,983	Market approach	Financials	N/A
Corporate Bonds	58,691,628	Market approach	Financials	N/A
Common Stock	6,671	Net Asset Value / Liquidation	Financials	N/A
Common Stock	6,549,308	Market approach	EV/Revenue multiple	0.43
			EV/EBITDA multiple	5.66
Preferred Stock	2,050,430	Market approach	EV/Revenue multiple	0.43
			EV/EBITDA multiple	5.66
Common Stock	95,363	Market approach	Broker quotes	N/A

Notes to financial statements

Ivy Funds

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2023 and 2022 were as follows:

	Tax-exempt income	Ordinary income	Long-term capital gains	Return of capital	Total
Year ended March 31, 2023:
Delaware Global Value Equity Fund	$—	$22,649,837	$114,745,645	$—	$137,395,482
Delaware Ivy Core Bond Fund	—	19,495,262	—	—	19,495,262
Delaware Ivy Core Equity Fund	—	15,564,921	419,618,950	—	435,183,871
Delaware Ivy Global Bond Fund	—	13,975,951	—	—	13,975,951
Delaware Ivy Global Growth Fund	—	266,255	255,038,090	—	255,304,345
Delaware Ivy High Income Fund	—	207,506,677	—	—	207,506,677
Delaware Ivy International Core Equity Fund	—	13,136,426	—	—	13,136,426
Delaware Ivy International Value Fund	—	2,024,961	9,275,416	—	11,300,377
Delaware Ivy Large Cap Growth Fund	—	29,826,075	431,832,898	—	461,658,973
Delaware Ivy Limited-Term Bond Fund	—	14,674,795	—	—	14,674,795
Delaware Ivy Managed International Opportunities Fund	—	3,178	11,405,075	—	11,408,253
Delaware Ivy Mid Cap Growth Fund	—	—	536,444,250	—	536,444,250
Delaware Ivy Mid Cap Income Opportunities Fund	—	34,260,987	23,771,318	—	58,032,305
Delaware Ivy Municipal Bond Fund	16,791,304	2,059	965,436	472,658	18,231,457
Delaware Ivy Municipal High Income Fund	28,817,009	480,526	—	—	29,297,535
Delaware Ivy Small Cap Growth Fund	—	—	65,188,713	—	65,188,713
Delaware Ivy Smid Cap Core Fund	—	1,270,514	83,792,388	—	85,062,902
Delaware Ivy Systematic Emerging Markets Equity Fund	—	10,423,187	108,370,040	—	118,793,227
Delaware Ivy Value Fund	—	46,307,593	165,681,156	—	211,988,749

Year ended March 31, 2022:
Delaware Global Value Equity Fund	—	21,733,923	24,698,808	—	46,432,731
Delaware Ivy Core Bond Fund	—	23,935,064	2,031,489	—	25,966,553
Delaware Ivy Core Equity Fund	—	142,481,004	444,346,397	—	586,827,401
Delaware Ivy Global Bond Fund	—	13,745,029	—	—	13,745,029
Delaware Ivy Global Growth Fund	—	13,191,774	55,351,393	—	68,543,167
Delaware Ivy High Income Fund	—	258,196,207	—	—	258,196,207
Delaware Ivy International Core Equity Fund	—	59,475,441	—	—	59,475,441
Delaware Ivy International Value Fund	—	5,491,305	—	—	5,491,305
Delaware Ivy Large Cap Growth Fund	—	195,191,405	374,426,728	—	569,618,133
Delaware Ivy Limited-Term Bond Fund	—	12,331,033	—	—	12,331,033
Delaware Ivy Managed International Opportunities Fund	—	3,750,514	343,650	—	4,094,164
Delaware Ivy Mid Cap Growth Fund	—	128,694,208	803,176,207	—	931,870,415
Delaware Ivy Mid Cap Income Opportunities Fund	—	39,308,250	26,449,810	—	65,758,060
Delaware Ivy Municipal Bond Fund	15,441,016	6,949	6,447,046	—	21,895,011
Delaware Ivy Municipal High Income Fund	31,750,840	2,177	—	—	31,753,017
Delaware Ivy Small Cap Growth Fund	—	81,413,974	568,208,748	—	649,622,722
Delaware Ivy Smid Cap Core Fund	—	66,534,796	45,617,571	—	112,152,367
Delaware Ivy Systematic Emerging Markets Equity Fund	—	15,948,852	—	—	15,948,852
Delaware Ivy Value Fund	—	53,603,389	98,510,354	—	152,113,743

5. Components of Net Assets on a Tax Basis

As of March 31, 2023, the components of net assets on a tax basis were as follows:

	Delaware Global Value Equity Fund	Delaware Ivy Core Bond Fund	Delaware Ivy Core Equity Fund
Shares of beneficial interest	$336,050,174	$573,744,606	$2,052,675,808
Undistributed ordinary income	1,309,223	459,571	2,871,980
Undistributed long-term capital gains	—	—	213,701,970
Distributions payable	—	(7,063)	—
Capital loss carryforwards	(17,026,486)	(82,614,744)	—
Deferred directors fees	(81,898)	(37,516)	(516,720)
Unamortized organizational costs	(1,207)	—	—
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	374,030	(21,457,208)	1,142,033,705
Net assets	$320,623,836	$470,087,646	$3,410,766,743
	Delaware Ivy Global Bond Fund	Delaware Ivy Global Growth Fund	Delaware Ivy High Income Fund
Shares of beneficial interest	$537,349,015	$420,451,728	$4,631,266,358
Undistributed ordinary income	—	984,751	1,047,497
Undistributed long-term capital gains	—	14,031,717	—
Qualified late year loss deferrals	(2,607,687)	—	—
Distributions payable	—	—	(236,853)
Capital loss carryforwards	(96,328,272)	—	(1,512,607,993)
Deferred directors fees	(70,968)	(117,392)	(280,117)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(10,140,029)	101,498,607	(582,686,743)
Net assets	$428,202,059	$536,849,411	$2,536,502,149
	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund	Delaware Ivy Large Cap Growth Fund
Shares of beneficial interest	$1,277,910,028	$144,214,967	$2,516,610,121
Undistributed ordinary income	12,512,991	1,418,543	—
Undistributed long-term capital gains	—	—	52,187,617
Qualified late year loss deferrals	(1)	—	(451,194)
Capital loss carryforwards	(61,459,693)	(10,409,488)	—
Deferred directors fees	(129,060)	(38,979)	(291,946)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	128,049,913	(7,276,479)	2,548,066,208
Net assets	$1,356,884,178	$127,908,564	$5,116,120,806

Notes to financial statements

Ivy Funds

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Ivy Limited-Term Bond Fund	Delaware Ivy Managed International Opportunities Fund	Delaware Ivy Mid Cap Growth Fund
Shares of beneficial interest	$611,446,627	$68,387,600	$4,311,497,439
Undistributed ordinary income	1,062,260	835,036	—
Undistributed long-term capital gains	—	—	272,187,353
Qualified late year loss deferrals	—	—	(4,544,813)
Distributions payable	(14,869)	—	—
Capital loss carryforwards	(39,087,961)	(141,418)	—
Deferred directors fees	(44,375)	(7,040)	(249,016)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(16,300,127)	9,174,953	1,298,261,015
Net assets	$557,061,555	$78,249,131	$5,877,151,978
	Delaware Ivy Mid Cap Income Opportunities Fund	Delaware Ivy Municipal Bond Fund	Delaware Ivy Municipal High Income Fund
Shares of beneficial interest	$1,017,986,087	$393,451,369	$693,764,688
Undistributed ordinary income	1,142,478	—	—
Undistributed tax-exempt income	—	—	358,209
Undistributed long-term capital gains	18,038,255	—	—
Distributions payable	—	(12,380)	(70,197)
Capital loss carryforwards	—	(32,217,602)	(63,752,271)
Deferred directors fees	(1,130)	(93,508)	(99,984)
Unamortized organizational costs	(10,839)	—	—
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	252,827,073	(7,997,545)	(113,855,571)
Net assets	$1,289,981,924	$353,130,334	$516,344,874
	Delaware Ivy Small Cap Growth Fund	Delaware Ivy Smid Cap Core Fund	Delaware Ivy Systematic Emerging Markets Equity Fund
Shares of beneficial interest	$1,324,682,898	$356,233,989	$853,542,781
Undistributed ordinary income	—	1,014,374	13,179,097
Undistributed long-term capital gains	50,724,583	—	—
Qualified late year loss deferrals	(640,625)	—	(18,449,738)
Capital loss carryforwards	—	(11,120,994)	—
Deferred directors fees	(244,651)	(19,154)	(47,326)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	161,316,377	1,672,870	66,165,167
Net assets	$1,535,838,582	$347,781,085	$914,389,981
Delaware Ivy Value Fund
Shares of beneficial interest	$554,417,101
Undistributed long-term capital gains	136,501,168
Deferred directors fees	(77,908)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(15,191,412)
Net assets	$675,648,949

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions and foreign capital gains taxes.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, contingent payment debt instruments, amortization of premium on convertible securities, trust preferred securities, partnership interest and deemed dividend income.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2023 through March 31, 2023 and November 1, 2022 through March 31, 2023, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to write-off of net operating losses, tax treatment of partnerships, gain (loss) on foreign currency transactions, amortization of premium on convertible securities, swap contracts, deemed dividend income, contingent payment on debt instruments, earnings and profits distributed to shareholders on the redemption of shares, trust preferred securities, paydown gains (losses) of asset- and mortgage-backed securities, realizedg gain on passive foreign investment companies and foreign capital gains taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2023, the Funds recorded the following reclassifications:

	Paid-in capital	Total distributable earnings (loss)
Delaware Global Value Equity Fund	$13,650,208	(13,650,208)
Delaware Ivy Core Equity Fund	47,404,461	(47,404,461)
Delaware Ivy High Income Fund	(345,148)	345,148
Delaware Ivy Large Cap Growth Fund	(3,403,723)	3,403,723
Delaware Ivy Mid Cap Growth Fund	(19,931)	19,931
Delaware Ivy Small Cap Growth Fund	501,777	(501,777)
Delaware Ivy Smid Cap Core Fund	13,404,933	(13,404,933)
Delaware Ivy Value Fund	(63,835,479)	63,835,479

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2023, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Global Value Equity Fund	$16,381,868	$644,618	$17,026,486
Delaware Ivy Core Bond Fund	41,301,170	41,313,574	82,614,744
Delaware Ivy Global Bond Fund	57,277,514	39,050,758	96,328,272
Delaware Ivy High Income Fund	236,549,486	1,276,058,507	1,512,607,993
Delaware Ivy International Core Equity Fund	61,459,693	—	61,459,693
Delaware Ivy International Value Fund	9,714,148	695,340	10,409,488
Delaware Ivy Limited-Term Bond Fund	17,301,890	21,786,071	39,087,961
Delaware Ivy Managed International Opportunities Fund	141,418	—	141,418
Delaware Ivy Municipal Bond Fund	24,121,910	8,095,692	32,217,602
Delaware Ivy Municipal High Income Fund	6,491,245	57,261,026	63,752,271
Delaware Ivy Smid Cap Core Fund	11,120,994	—	11,120,994

Notes to financial statements

Ivy Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Global Value Equity Fund		Delaware Ivy Core Bond Fund		Delaware Ivy Core Equity Fund
	Year ended		Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22	3/31/23	3/31/22
Shares sold:
Class A	946,030	727,114	2,118,999	2,321,079	5,664,102	5,062,451
Class B1	—	10	—	—	—	3,016
Class C	39,759	20,250	80,032	71,454	260,572	241,524
Class E2	2,825	23,204	11,585	44,412	30,338	79,268
Class I	1,644,621	1,307,962	5,143,104	9,895,333	9,719,353	11,001,554
Class R	2,735	1,627	9,618	4,483	5,696	2,984
Class R6[3]	37,951	77,451	1,450,072	2,118,948	707,512	814,428
Class Y	20,578	9,298	84,790	124,007	85,056	226,982

Shares issued upon reinvestment of dividends and distributions:
Class A	10,772,445	1,701,216	501,672	387,774	24,210,173	23,068,056
Class B1	—	265	—	46	—	—
Class C	185,306	31,193	11,802	9,603	277,116	289,195
Class E2	2,617	30,031	1,449	8,581	—	125,327
Class I	6,753,797	1,454,940	1,213,398	1,542,969	4,808,986	5,671,255
Class R	2,923	100	2,780	1,480	1,215	510
Class R6[3]	493,195	116,938	336,877	405,312	304,066	474,126
Class Y	61,990	9,138	18,883	13,049	175,581	141,536
	20,966,772	5,510,737	10,985,061	16,948,530	46,249,766	47,202,212
Shares redeemed:
Class A	(7,899,675)	(4,245,448)	(5,686,132)	(5,470,636)	(43,823,230)	(28,289,040)
Class B1	—	(143,225)	—	(24,604)	—	(196,988)
Class C	(302,897)	(194,724)	(287,802)	(446,388)	(913,362)	(872,010)
Class E2	(377,166)	(56,499)	(424,744)	(91,151)	(1,065,074)	(163,361)
Class I	(9,971,917)	(6,138,844)	(28,061,535)	(34,439,232)	(22,780,577)	(19,284,543)
Class R	(1,129)	(4,456)	(2,089)	(5,459)	(2,809)	(23,781)
Class R6[3]	(1,511,438)	(838,043)	(8,359,920)	(5,059,794)	(2,567,325)	(1,309,870)
Class Y	(34,411)	(39,530)	(187,306)	(168,975)	(236,161)	(203,602)
	(20,098,633)	(11,660,769)	(43,009,528)	(45,706,239)	(71,388,538)	(50,343,195)
Net increase (decrease)	868,139	(6,150,032)	(32,024,467)	(28,757,709)	(25,138,772)	(3,140,983)

	Delaware Ivy Global Bond Fund		Delaware Ivy Global Growth Fund		Delaware Ivy High Income Fund
	Year ended		Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22	3/31/23	3/31/22
Shares sold:
Class A	971,840	1,792,314	250,983	250,954	21,521,185	29,639,151
Class B1	—	—	—	—	—	1,224
Class C	96,205	79,603	9,764	8,492	1,956,685	3,370,392
Class E2	—	—	—	—	11,753	103,840
Class I	8,670,881	8,501,414	1,190,101	795,576	61,354,987	58,949,790
Class R	13,813	6,723	700	478	173,192	538,192
Class R6[3]	3,035,570	10,500,290	36,838	49,768	3,616,197	2,799,677
Class Y	137,530	75,469	3,435	4,252	5,039,853	5,267,236

Shares issued upon reinvestment of dividends and distributions:
Class A	419,165	406,091	5,420,865	603,941	15,755,345	14,856,337
Class B1	—	209	—	—	—	16,030
Class C	7,359	6,610	78,369	6,950	1,813,001	1,958,489
Class E2	—	—	—	—	13,889	79,588
Class I	610,925	649,756	3,246,704	509,131	14,655,833	15,408,486
Class R	820	549	11,773	970	451,171	406,680
Class R6[3]	495,984	270,580	29,549	22,774	731,120	608,214
Class Y	2,896	1,960	22,487	2,355	890,874	899,715
	14,462,988	22,291,568	10,301,568	2,255,641	127,985,085	134,903,041
Shares redeemed:
Class A	(4,834,589)	(3,871,917)	(3,188,523)	(1,374,548)	(67,831,222)	(65,773,913)
Class B1	—	(32,934)	—	(4,414)	—	(1,101,616)
Class C	(174,702)	(134,565)	(51,054)	(47,994)	(12,602,999)	(17,607,476)
Class E2	—	—	—	—	(1,253,077)	(240,798)
Class I	(10,264,231)	(11,866,855)	(4,873,426)	(3,006,958)	(115,686,036)	(121,072,408)
Class R	(13,483)	(6,058)	(2,921)	(2,978)	(1,408,491)	(1,106,366)
Class R6[3]	(3,962,500)	(1,755,102)	(19,534)	(346,205)	(3,789,604)	(3,190,709)
Class Y	(25,824)	(69,391)	(11,824)	(26,198)	(9,059,782)	(10,771,871)
	(19,275,329)	(17,736,822)	(8,147,282)	(4,809,295)	(211,631,211)	(220,865,157)
Net increase (decrease)	(4,812,341)	4,554,746	2,154,286	(2,553,654)	(83,646,126)	(85,962,116)

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy International Core Equity Fund		Delaware Ivy International Value Fund		Delaware Ivy Large Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22	3/31/23	3/31/22
Shares sold:
Class A	1,715,939	1,651,930	102,325	267,711	6,997,654	3,976,672
Class B1	—	750	—	299	—	5,646
Class C	68,725	98,125	2,289	18,075	474,476	406,686
Class E2	3,809	39,245	—	—	18,523	106,534
Class I	6,880,534	10,163,634	941,585	2,370,059	50,607,900	14,739,402
Class R	117,834	113,866	9,690	364	114,906	84,431
Class R6[3]	1,685,375	2,814,038	554,556	1,403,533	3,891,542	771,044
Class Y	368,862	747,020	4,050	6,235	110,683	345,189

Shares issued upon reinvestment of dividends and distributions:
Class A	125,330	410,422	300,241	77,387	9,751,628	8,475,712
Class C	3,188	63,873	3,884	818	411,826	317,964
Class E2	—	9,670	—	—	—	100,086
Class I	428,628	1,643,945	232,408	123,441	7,668,405	6,749,507
Class R	14,084	55,729	260	10	49,102	39,813
Class R6[3]	146,053	514,994	284,118	97,994	584,623	424,539
Class Y	19,975	79,023	5,046	1,395	108,299	86,432
	11,578,336	18,406,264	2,440,452	4,367,321	80,789,567	36,629,657
Shares redeemed:
Class A	(4,288,005)	(4,380,189)	(814,900)	(673,016)	(23,343,189)	(14,725,393)
Class B1	—	(30,696)	—	(3,598)	—	(214,153)
Class C	(1,096,662)	(1,238,865)	(19,449)	(16,825)	(1,116,503)	(1,054,728)
Class E2	(392,689)	(37,722)	—	—	(1,121,521)	(144,768)
Class I	(22,500,038)	(29,029,247)	(2,486,241)	(3,408,758)	(37,526,076)	(23,617,949)
Class R	(418,535)	(469,390)	(1,398)	(18,882)	(131,160)	(179,339)
Class R6[3]	(7,012,615)	(10,142,650)	(1,801,114)	(2,358,134)	(2,723,715)	(1,461,593)
Class Y	(791,830)	(2,850,084)	(20,323)	(9,459)	(384,633)	(345,757)
	(36,500,374)	(48,178,843)	(5,143,425)	(6,488,672)	(66,346,797)	(41,743,680)
Net increase (decrease)	(24,922,038)	(29,772,579)	(2,702,973)	(2,121,351)	14,442,770	(5,114,023)

	Delaware Ivy Limited-Term Bond Fund		Delaware Ivy Managed International Opportunities Fund		Delaware Ivy Mid Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22	3/31/23	3/31/22
Shares sold:
Class A	13,394,245	8,743,097	209,633	285,368	4,472,771	4,603,765
Class B1	—	156	—	101	—	758
Class C	390,480	451,663	5,620	18,676	403,369	759,871
Class E2	14,035	123,070	—	—	7,521	56,629
Class I	7,109,079	9,518,352	1,152,757	1,302,124	27,392,818	27,507,242
Class R	499	6,857	1,810	1,126	356,176	411,490
Class R6[3]	409,570	6,248,399	6,085	1,963	13,069,664	12,178,329
Class Y	26,620	32,285	295	1,134	1,100,761	2,014,653

Shares issued upon reinvestment of dividends and distributions:
Class A	622,474	342,955	590,861	121,207	6,500,367	8,289,009
Class B1	—	4	—	—	—	—
Class C	10,648	3,168	9,918	2,051	589,436	799,411
Class E2	1,269	6,504	—	—	—	76,622
Class I	727,822	571,643	710,336	207,398	8,704,362	10,368,480
Class R	556	178	1,323	150	260,919	314,769
Class R6[3]	40,658	173,596	1,464	233	2,674,744	2,583,826
Class Y	3,752	2,120	1,520	321	778,557	987,117
	22,751,707	26,224,047	2,691,622	1,941,852	66,311,465	70,951,971
Shares redeemed:
Class A	(19,256,052)	(14,420,896)	(1,457,615)	(965,744)	(17,227,391)	(11,647,387)
Class B1	—	(21,011)	—	(5,008)	—	(143,977)
Class C	(1,053,562)	(1,346,058)	(32,065)	(48,440)	(1,953,603)	(2,345,845)
Class E2	(618,387)	(203,876)	—	—	(625,672)	(58,994)
Class I	(24,010,903)	(23,076,869)	(4,618,409)	(3,316,248)	(37,826,781)	(26,370,336)
Class R	(13,780)	(1,900)	(3)	(24,286)	(667,231)	(737,808)
Class R6[3]	(13,284,608)	(4,190,388)	(6,617)	(26,790)	(7,734,193)	(5,633,560)
Class Y	(42,685)	(77,200)	(3,426)	(3,439)	(2,165,158)	(3,916,957)
	(58,279,977)	(43,338,198)	(6,118,135)	(4,389,955)	(68,200,029)	(50,854,864)
Net increase (decrease)	(35,528,270)	(17,114,151)	(3,426,513)	(2,448,103)	(1,888,564)	20,097,107

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy Mid Cap Income Opportunities Fund		Delaware Ivy Municipal Bond Fund		Delaware Ivy Municipal High Income Fund
	Year ended		Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22	3/31/23	3/31/22
Shares sold:
Class A	2,277,685	2,371,041	3,800,014	2,465,655	11,781,303	10,239,019
Class B1	—	—	—	—	—	242
Class C	141,366	413,646	121,266	36,404	328,691	330,583
Class I	15,027,963	31,062,626	3,387,549	3,518,199	17,426,005	13,917,671
Class R	7,179	28,262	—	—	—	—
Class R6[3]	1,707,628	1,831,453	47,550	56,536	200,067	116,345
Class Y	111,122	723,454	—	28	11,563	13,474

Shares issued upon reinvestment of dividends and distributions:
Class A	371,379	332,216	1,145,515	1,045,701	4,321,850	3,578,535
Class B1	—	—	—	11	—	304
Class C	34,686	36,037	12,027	10,820	112,054	115,548
Class I	2,585,954	2,656,733	622,126	753,744	1,997,949	1,979,587
Class R	2,115	1,805	—	—	—	—
Class R6[3]	220,268	220,806	3,401	3,693	9,082	8,175
Class Y	24,819	49,864	—	—	32,442	27,292
	22,512,164	39,727,943	9,139,448	7,890,791	36,221,006	30,326,775
Shares redeemed:
Class A	(2,763,164)	(2,324,516)	(15,045,582)	(6,657,845)	(48,599,693)	(24,209,293)
Class B1	—	—	—	(13,587)	—	(82,298)
Class C	(454,679)	(302,434)	(239,598)	(280,956)	(1,934,628)	(2,369,397)
Class I	(34,208,643)	(25,896,446)	(15,560,564)	(7,868,698)	(43,606,056)	(19,969,197)
Class R	(8,021)	(9,105)	—	—	—	—
Class R6[3]	(2,758,059)	(1,682,275)	(75,036)	(51,402)	(176,009)	(103,890)
Class Y	(947,318)	(1,343,690)	—	(36,238)	(167,120)	(104,858)
	(41,139,884)	(31,558,466)	(30,920,780)	(14,908,726)	(94,483,506)	(46,838,933)
Net increase (decrease)	(18,627,720)	8,169,477	(21,781,332)	(7,017,935)	(58,262,500)	(16,512,158)

	Delaware Ivy Small Cap Growth Fund		Delaware Ivy Smid Cap Core Fund		Delaware Ivy Systematic Emerging Markets Equity Fund
	Year ended		Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22	3/31/23	3/31/22
Shares sold:
Class A	3,551,182	3,238,756	930,462	1,011,064	726,610	1,321,304
Class B1	—	399	—	169	—	21
Class C	273,918	290,361	83,983	138,304	73,840	176,657
Class E2	11,061	61,786	—	—	—	—
Class I	7,754,908	6,161,192	2,630,478	3,463,947	8,492,067	13,519,403
Class R	348,740	593,925	112,367	185,454	83,272	83,454
Class R6[3]	1,450,957	1,767,840	422,747	1,471,722	1,254,874	3,248,360
Class Y	477,499	502,748	60,447	79,028	644,276	419,358

Shares issued upon reinvestment of dividends and distributions:
Class A	3,257,801	22,304,490	2,046,136	1,444,128	1,418,172	67,286
Class C	305,543	1,927,672	384,714	239,441	274,998	6,360
Class E2	—	277,756	—	—	—	—
Class I	921,867	8,483,791	2,438,040	2,926,120	3,537,690	359,761
Class R	222,179	1,259,675	345,269	215,190	44,025	1,095
Class R6[3]	263,723	1,747,254	809,901	659,710	1,140,114	113,228
Class Y	153,711	1,116,868	69,584	59,907	46,353	1,961
	18,993,089	49,734,513	10,334,128	11,894,184	17,736,291	19,318,248
Shares redeemed:
Class A	(19,599,553)	(13,496,298)	(2,716,861)	(2,098,133)	(3,510,339)	(3,124,643)
Class B1	—	(127,890)	—	(23,959)	—	(16,982)
Class C	(1,654,505)	(1,625,786)	(406,980)	(356,399)	(783,935)	(505,284)
Class E2	(946,425)	(69,685)	—	—	—	—
Class I	(18,281,878)	(14,060,256)	(9,983,238)	(9,275,091)	(21,732,308)	(28,048,008)
Class R	(732,333)	(1,038,559)	(290,777)	(249,462)	(111,439)	(156,860)
Class R6[3]	(2,537,411)	(2,475,471)	(2,602,096)	(1,255,062)	(5,279,853)	(4,613,604)
Class Y	(1,159,136)	(1,484,211)	(170,622)	(126,372)	(412,328)	(527,155)
	(44,911,241)	(34,378,156)	(16,170,574)	(13,384,478)	(31,830,202)	(36,992,536)
Net increase (decrease)	(25,918,152)	15,356,357	(5,836,446)	(1,490,294)	(14,093,911)	(17,674,288)

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Ivy Value Fund
	Year ended
	3/31/23	3/31/22
Shares sold:
Class A	2,443,219	2,084,012
Class B1	—	978
Class C	155,737	92,758
Class I	6,223,766	11,134,048
Class R	276	288
Class R6[3]	347,447	503,923
Class Y	1,202	771
Shares issued upon reinvestment of dividends and distributions:
Class A	2,997,298	1,482,584
Class B1	—	70
Class C	64,817	24,762
Class I	6,217,698	3,533,785
Class R	171	47
Class R6[3]	526,918	516,827
Class Y	755	229
	18,979,304	19,375,082
Shares redeemed:
Class A	(4,960,038)	(2,590,489)
Class B1	—	(24,671)
Class C	(160,441)	(155,379)
Class I	(29,885,797)	(12,359,342)
Class R	(3)	(13,915)
Class R6[3]	(5,214,751)	(2,018,283)
Class Y	(1,728)	(1,947)
	(40,222,758)	(17,164,026)
Net increase (decrease)	(21,243,454)	2,211,056

[1]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.
[2]	On June 13, 2022, all Class E shares were liquidated.
[3]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous pages and on the “Statements of changes in net assets.” For the years ended March 31, 2023 and 2022, each Fund had the following exchange transactions:

	Year ended March 31, 2023			Year Ended March 31, 2022
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Delaware Global Value Equity Fund			$3,295,720			$4,760,923
Class A	271,660	35,662		182,286	155,696
Class B	—	—		17,998	—
Class C	34,073	—		52,495	—
Class I	6,751	271,328		85,864	182,784
Class R6	—	4,638		—	—
Delaware Ivy Core Bond Fund			$2,900,691			$2,698,177
Class A	232,365	62,877		76,312	171,640
Class B	—	—		6,557	—
Class C	37,273	—		32,175	—
Class I	31,186	231,011		132,908	76,312
Class R6	—	7,065		—	—
Delaware Ivy Core Equity Fund			$51,739,268			$15,952,467
Class A	3,125,978	166,321		407,501	411,252
Class B	—	—		109,798	—
Class C	211,751	—		137,396	—
Class E	—	—		—	90
Class I	39,339	2,561,919		190,924	354,854
Class R6	—	97,093		—	1,428
Delaware Ivy Global Bond Fund			$2,039,684			$1,192,998
Class A	203,533	17,954		21,776	94,441
Class B	—	—		16,015	—
Class C	16,751	—		20,854	—
Class I	1,344	202,932		57,596	21,779
Class R6	—	748		—	—
Delaware Ivy Global Growth Fund			$7,344,087			$2,800,716
Class A	200,562	7,061		13,736	32,498
Class B	—	—		1,895	—
Class C	7,687	—		7,744	—
Class I	3,336	192,677		25,232	13,398
Class R6	—	1,300		—	1,047
Delaware Ivy High Income Fund			$31,873,099			$23,336,214
Class A	2,173,088	2,568,449		402,843	2,731,674
Class B	—	—		211,898	—
Class C	2,597,510	3,959		2,264,228	—
Class I	346,224	2,264,784		397,751	492,440
Class R6	2,575	291,646		—	65,544
Class Y	7,127	742		12,918	—
Delaware Ivy International Core Equity Fund			$9,824,756			$5,337,742
Class A	262,146	178,308		66,522	179,211
Class B	—	—		12,284	—
Class C	212,712	—		53,205	—
Class E	—	—		—	64
Class I	52,475	348,394		127,971	70,304
Class R6	15,123	16,870		—	5,999
Class Y	31,091	—		3,604	—
Delaware Ivy International Value Fund			$600,836			$777,970

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Year ended March 31, 2023			Year Ended March 31, 2022
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Class A	37,159	3,183		6,881	32,974
Class B	—	—		1,320	—
Class C	2,944	—		4,774	—
Class I	619	35,958		26,697	7,687
Class R6	—	148		—	—
Class Y	—	—		1,005	—
Delaware Ivy Large Cap Growth Fund			$45,749,858			$21,593,574
Class A	1,560,072	154,813		377,452	281,091
Class B	—	—		51,893	—
Class C	167,743	—		127,398	—
Class I	85,786	1,427,674		143,969	352,842
Class R6	—	62,489		—	1,625
Class Y	102	—		—	—
Delaware Ivy Limited-Term Bond Fund			$5,212,461			$3,634,750
Class A	317,065	176,885		121,330	207,921
Class B	—	—		8,473	—
Class C	154,503	—		65,202	—
Class I	26,333	311,079		134,545	121,330
Class R6	—	10,022		—	298
Delaware Ivy Managed International
Opportunities Fund			$885,892			$690,840
Class A	73,451	9,745		14,488	38,795
Class B	—	—		3,438	—
Class C	10,866	—		4,510	—
Class I	806	73,649		30,837	14,385
Class R6	—	748		—	—
Delaware Ivy Mid Cap Growth Fund			$42,258,437			$20,579,387
Class A	1,159,074	294,343		227,673	260,891
Class B	—	—		55,102	—
Class C	340,741	—		199,097	—
Class E	—	—		—	404
Class I	111,992	994,731		77,725	219,165
Class R6	3,624	118,397		—	11,997
Class Y	1,843	—		7,926	—
Delaware Ivy Mid Cap Income
Opportunities Fund			$14,172,200			$3,391,009
Class A	178,065	35,619		87,731	58,934
Class C	57,991	—		47,674	—
Class I	424,756	346,583		25,680	103,007
Class R6	—	402,002		—	12,492
Class Y	151,733	27,372		13,993	164
Delaware Ivy Municipal Bond Fund			$4,487,454			$2,850,297
Class A	400,917	20,510		127,857	110,332
Class B	—	—		7,432	—
Class C	19,741	—		39,617	—
Class I	8,633	396,265		63,283	127,857
Class R6	—	12,653		—	—
Delaware Ivy Municipal High Income Fund			$6,162,072			$2,927,239

	Year ended March 31, 2023			Year Ended March 31, 2022
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Class A	867,086	346,702		239,935	313,057
Class B	—	—		32,419	—
Class C	397,700	—		239,636	—
Class I	97,283	929,019		68,335	261,267
Class R6	—	96,441		—	—
Class Y	9,661	—		—	—
Delaware Ivy Small Cap Growth Fund			$19,282,180			$8,598,975
Class A	1,309,874	155,193		147,771	223,726
Class B	—	—		63,374	—
Class C	268,714	—		186,859	—
Class E	—	—		—	747
Class I	8,292	844,551		56,351	113,185
Class R6	—	4,612		—	2,572
Class Y	59,775	—		251	109
Delaware Ivy Smid Cap Core Fund			$4,687,942			$2,542,339
Class A	179,334	37,637		39,918	64,787
Class B	—	—		12,804	—
Class C	94,833	—		53,839	—
Class I	38,510	193,627		16,906	42,682
Class R6	—	35,849		—	933
Class Y	402	—		—	—
Delaware Ivy Systematic Emerging Markets Equity Fund			$6,353,727			$3,521,919
Class A	216,275	51,246		49,114	65,592
Class B	—	—		5,963	—
Class C	49,960	—		24,045	—
Class I	68,143	224,215		40,778	58,690
Class R6	—	43,046		—	—
Class Y	—	—		9,687	—
Delaware Ivy Value Fund			$8,647,748			$3,641,213
Class A	315,332	30,511		34,259	97,491
Class B	—	—		9,508	—
Class C	27,532	—		18,161	—
Class I	7,270	313,977		71,243	34,076
Class R6	—	2,108		—	—

7. Basis of consolidation for Delaware Ivy Systematic Emerging Markets Equity Fund

Delaware Ivy EME, Ltd. (the Subsidiary), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Delaware Ivy Systematic Emerging Markets Equity Fund (referred to as the Fund in this subsection). The Subsidiary acts as an investment vehicle for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiary. The consolidated financial statements include the accounts of the Fund and its Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Fund and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Fund.

Notes to financial statements

Ivy Funds

7. Basis of consolidation for Delaware Ivy Systematic Emerging Markets Equity Fund (continued)

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2023 of the Subsidiary and the company to the Fund.

	Date of Incorporation	Subscription Agreement	Fund Net Assets	Subsidiary/ company net assets	Percentage of Fund net assets
Ivy EME, Ltd.	1-31-13	4-10-13	$914,389,981	$315,585	0.03%

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, each Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

Each Fund had no amounts outstanding as of March 31, 2023, or at any time during the year then ended.

9. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2023.

10. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Fund's exposure to the counterparty. Open foreign currency exchange contracts, if any, are disclosed on the "Schedules of investments." At March 31, 2023, Delaware Ivy Global Bond Fund posted $260,000 in cash and received $270,000 in cash and $318,000 in securities as collateral for foreign currency exchange contracts. Cash collateral posted and received is presented as "Cash collateral due from brokers" and "Cash collateral due to brokers", respectively on the "Statements of assets and liabilities." At March 31, 2023, Delaware Ivy High Income Fund received $207,000 in securities as collateral for foreign currency exchange contracts.

During the year ended March 31, 2023, Delaware Ivy Global Bond Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies and to facilitate or expedite the settlement of portfolio transactions.

During the year ended March 31, 2023, Delaware Global Value Equity Fund and Delaware Ivy International Value Fund used foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

During the year ended March 31, 2023, Delaware Ivy High Income Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

During the year ended March 31, 2023, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy Large Cap Growth Fund and Delaware Ivy Systematic Emerging Markets Equity Fund used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

During the year ended March 31, 2023, Delaware Global Value Equity Fund, Delaware Ivy Global Growth Fund, Delaware Ivy High Income Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund, Delaware Ivy Large Cap Growth Fund and Delaware Ivy Systematic Emerging Markets Equity Fund experienced net realized and unrealized gains or losses attributable to foreign currency exchange contracts, which are disclosed on the “Statements of operations" and/or "Statements of assets and liabilities.”

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At March 31, 2023, Delaware Ivy Global Bond Fund, Delaware Ivy Limited-Term Bond Fund and Delaware Ivy Core Bond Fund posted $3,570,999, $519,420 and 1,132,560 respectively, cash collateral as margin for open futures contracts, which is included in "Cash collateral due to brokers" on the "Statements of assets and liabilities". Open futures contracts, if any, are disclosed on the "Schedules of investments."

During the year ended March 31, 2023, Delaware Ivy Global Bond Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to reduce transaction costs.

During the year ended March 31, 2023, Delaware Ivy Core Bond Fund and Delaware Ivy Limited-Term Bond Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — Each Fund may enter into options contracts in the normal course of pursuing its investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund’s overall exposure to

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. At March 31, 2023, Delaware Ivy Mid Cap Growth Fund posted $137,817,782 in securities as collateral for open options contracts, which is included on the "Schedules of investments."

During the year ended March 31, 2023, Delaware Ivy Core Bond Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions.

During the year ended March 31, 2023, Delaware Ivy Global Bond Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions, to manage the Fund's exposure to changes in foreign currencies, to adjust the Fund's overall exposure to certain markets and to offset capital losses.

During the year ended March 31, 2023, Delaware Ivy Mid Cap Growth Fund used options contracts to facilitate investments in portfolio securities.

During the year ended March 31, 2023, Delaware Ivy Value Fund used options contracts to receive premiums for writing options.

During the year ended March 31, 2023, Delaware Ivy Mid Cap Growth Fund and Delaware Ivy Value Fund experienced net realized and unrealized gains or losses attributable to options contracts, which are disclosed on the “Statements of operations" and/or "Statements of assets and liabilities.”

Swap Contracts — Certain Funds enter into CDS contracts in the normal course of pursuing its investment objective. The Fund entered into CDS contracts in order to hedge against a credit event and to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2023, Delaware Ivy Core Bond Fund, Delaware Ivy Global Bond Fund and Delaware Ivy Limited-Term Bond Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2023, Delaware Ivy Core Bond Fund and Delaware Ivy Limited-Term Bond Fund used CDS contracts to gain exposure to certain securities or markets.

During the year ended March 31, 2023, Delaware Ivy Global Bond Fund used CDS contracts to hedge against credit events.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Delaware Ivy Global Bond Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty. No interest rate swap contracts were open at the year ended March 31, 2023.

During the year ended March 31, 2023, Delaware Ivy Global Bond Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At March 31, 2023, for bilateral derivative contracts, Delaware Ivy Core Bond Fund posted $499,866 cash collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of March 31, 2023 were as follows:

	Delaware Ivy Core Bond Fund Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts	Credit Contracts	Total
Variation margin due from broker on futures contracts*	$1,483,261	$—	$1,483,261
Variation margin due from brokers on centrally cleared credit default swap contracts*	—	110,612	110,612
Total	$1,483,261	$110,612	$1,593,873

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

	Delaware Ivy Global Bond Fund Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$1,068,546	$—	$—	$1,068,546
Variation margin due from broker on futures contracts*	—	2,287,347	—	2,287,347
Options purchased, at value**	10,734	—	767,848	778,582
Total	$1,079,280	$2,287,347	$767,848	$4,134,475

	Delaware Ivy Global Bond Fund Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$(481,184)	$—	$—	$(481,184)
Variation margin due from broker on futures contracts*	—	(1,422,994)	—	(1,422,994)
Options written, at value	(1,786)	—	(546,307)	(548,093)
Total	$(482,970)	$(1,422,994)	$(546,307)	$(2,452,271)

Delaware Ivy Limited-Term Bond Fund Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due from broker on futures contracts*	$763,128

Delaware Ivy Limited-Term Bond Fund Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts
Variation margin due from broker on futures contracts*	$(54,244)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through March 31, 2023. Only current day variation margin is reported on the Fund's "Statements of assets and liabilities."

**	Included with Investments, at value.

The effect of derivative instruments on the Fund's “Statements of operations” for the year ended March 31, 2023 was as follows:

Delaware Ivy Core Bond Fund	Net Realized Gain (loss) on:
	Futures Contracts	Options Purchased	Swap Contracts	Total
Interest rate contracts	$(5,691,004)	$—	$—	$(5,691,004)
Equity contracts	—	(142,363)	—	(142,363)
Credit contracts	—	—	161	161
Total	$(5,691,004)	$(142,363)	$161	$(5,833,206)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$4,108,445	$—	$4,108,445
Credit contracts	—	113,882	113,882
Total	$4,108,445	$113,882	$4,222,327

Delaware Ivy Global Bond Fund	Net Realized Gain (loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(792,109)	$6,937,799	$(580,878)	$224,810	$—	$5,789,622
Interest rate contracts	—	(5,328,486)	(191,240)	512,907	—	(5,006,819)
Credit contracts	—	—	161,351	201,505	(259,233)	103,623
Total	$(792,109)	$1,609,313	$(610,767)	$939,222	$(259,233)	$886,426

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(479,460)	$(24,042)	$(557,255)	$343,929	$—	$(716,828)
Interest rate contracts	—	671,391	—	—	—	671,391
Credit contracts	—	—	105,868	28,861	8,146	142,875
Total	$(479,460)	$647,349	$(451,387)	$372,790	$8,146	$97,438

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

Delaware Ivy Limited-Term Bond Fund	Net Realized Gain (loss) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(4,885,500)	$—	$(4,885,500)
Credit contracts	—	234,901	234,901
Total	$(4,885,500)	$234,901	$(4,650,599)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts
Interest rate contracts	$1,270,194

The tables below summarizes the average daily balance of derivative holdings by certain Funds during the year ended March 31, 2023:

	Long Derivative Volume
	Delaware Global Value Equity Fund	Delaware Ivy Core Bond Fund
Foreign currency exchange contracts (average notional value)	$211,330	$—
Futures contracts (average notional value)	—	73,847,928
Options contracts (average notional value)*	—	939
Interest rate swap contracts (average notional value)	—	112,351

	Long Derivative Volume
	Delaware Ivy Global Bond Fund	Delaware Ivy Global Growth Fund	Delaware Ivy High Income Fund
Foreign currency exchange contracts (average notional value)	$17,811,036	$404,402	$271,307
Futures contracts (average notional value)	471,179,471	—	—
Options contracts (average notional value)*	395,339	—	—
CDS contracts (average notional value)**	10,509,562	—	—

	Long Derivative Volume
	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund
Foreign currency exchange contracts (average notional value)	$1,475,898	$113,904

		Long Derivative Volume
		Delaware Ivy Limited-Term Bond Fund
Futures contracts (average notional value)		119,335,377

		Long Derivative Volume
		Delaware Ivy Systematic Emerging Markets Equity Fund
Foreign currency exchange contracts (average notional value)		$1,002,161

	Short Derivative Volume
	Delaware Global Value Equity Fund	Delaware Ivy Core Bond Fund
Foreign currency exchange contracts (average notional value)	$568,147	$—
Futures contracts (average notional value)	—	13,365,768

	Short Derivative Volume
	Delaware Ivy Global Bond Fund	Delaware Ivy Global Growth Fund	Delaware Ivy High Income Fund
Foreign currency exchange contracts (average notional value)	$79,558,090	$605,746	$30,443,247
Futures contracts (average notional value)	212,425,704	—	—
Options contracts (average notional value)*	269,114	—	—

	Short Derivative Volume
	Delaware Ivy International Core Equity Fund	Delaware Ivy International Value Fund
Foreign currency exchange contracts (average notional value)	$3,260,517	$342,443
	Short Derivative Volume
	Delaware Ivy Limited-Term Bond Fund		Delaware Ivy Mid Cap Growth Fund
Futures contracts (average notional value)		28,580,451		—
Options contracts (average notional value)*		—		2,129,737
Interest rate swap contracts (average notional value)	AUD	423,136	AUD	—
Short Derivative Volume Delaware Ivy Systematic Emerging Markets Equity Fund
Foreign currency exchange contracts (average notional value)	$1,176,459

Short Derivative Volume
Delaware Ivy Value Fund
Options contracts (average notional value)*	310,306

*	Long represents purchased options and short represents written options.

**	Long represents buying protection and short represents selling protection.

Notes to financial statements

Ivy Funds

11. Offsetting

Certain Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help certain Funds mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2023, certain Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Ivy Global Bond Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNP Paribas	$134,729	$—	$134,729
JPMorgan Chase Bank	1,049,803	(1,093,241)	(43,438)
TD Bank	432,124	(165,831)	266,293
Total	$1,616,656	$(1,259,072)	$357,584

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
BNP Paribas	$134,729	$(134,729)	$—	$—	$—	$—
JPMorgan Chase Bank	(43,438)	—	—	—	—	(43,438)
TD Bank	266,293	—	—	—	—	266,293
Total	$357,584	$(134,729)	$—	$—	$—	$222,855
Delaware Ivy High Income Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
TD Bank	$60,529	$—	$60,529

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
TD Bank	$60,529	$(60,529)	$—	$—	$—	$—

(a) The value of the related collateral exceeded the value of the derivatives, repurchase agreements, and securities lending transactions as of March 31, 2023, as applicable.

(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

12. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund's cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

At the year ended March 31, 2023, each Fund had no securities out on loan.

Notes to financial statements

Ivy Funds

13. Credit and Market Risk

The global outbreak of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund's performance.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Funds’ performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Certain Funds invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Funds invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture.

Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Certain Funds invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Certain Funds invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest-bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real

Notes to financial statements

Ivy Funds

13. Credit and Market Risk (continued)

estate holdings during the year ended March 31, 2023. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

14. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.

15. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

16. New Regulatory Pronouncement

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.

17. Subsequent Events

On February 15-16, 2023, the Board approved the reorganization of the Funds below into and with a substantially similar fund and class of another Delaware Fund (each a “Reorganization”) as shown in the table below:

Acquired Fund	Acquiring Fund
Delaware Ivy Municipal Bond Fund, a series of the Trust	Delaware Tax-Free USA Fund, a series of Delaware Group® Tax-Free Fund
Delaware Ivy Municipal High Income Fund, a series of the Trust	Delaware National High-Yield Municipal Bond Fund, a series of Voyageur Mutual Funds
Delaware Ivy Limited-Term Bond Fund, a series of the Trust	Delaware Limited-Term Diversified Income Fund, a series of Delaware Group Limited-Term Government Funds

Each Reorganization is subject to the approval of Fund shareholders at a special shareholder meeting scheduled to be held on June 27, 2023.

If each Reorganization is approved by shareholders at that June 27, 2023 special shareholder meeting, each Reorganization is expected to occur on or about September 15, 2023.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2023, that would require recognition or disclosure in the Funds' financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Ivy Core Equity Fund, Delaware Ivy Large Cap Growth Fund, Delaware Ivy Mid Cap Growth Fund, Delaware Ivy Mid Cap Income Opportunities Fund, Delaware Ivy Small Cap Growth Fund, Delaware Ivy Smid Cap Core Fund, Delaware Ivy Value Fund, Delaware Ivy Core Bond Fund, Delaware Ivy Global Bond Fund, Delaware Ivy High Income Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Municipal Bond Fund, Delaware Ivy Municipal High Income Fund, Delaware Global Value Equity Fund, Delaware Ivy Global Growth Fund, Delaware Ivy International Core Equity Fund, Delaware Ivy International Value Fund, Delaware Ivy Systematic Emerging Markets Equity Fund and Delaware Ivy Managed International Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (nineteen of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Delaware Ivy Core Equity Fund(1)

Delaware Ivy Large Cap Growth Fund(1)

Delaware Ivy Mid Cap Growth Fund(1)

Delaware Ivy Mid Cap Income Opportunities Fund(1)

Delaware Ivy Small Cap Growth Fund(1)

Delaware Ivy Smid Cap Core Fund(1)

Delaware Ivy Value Fund(1)

Delaware Ivy Core Bond Fund(1)

Delaware Ivy Global Bond Fund(1)

Delaware Ivy High Income Fund(1)

Delaware Ivy Limited-Term Bond Fund(1)

Delaware Ivy Municipal Bond Fund(1)

Delaware Ivy Municipal High Income Fund(1)

Delaware Global Value Equity Fund(1)

Delaware Ivy Global Growth Fund(1)

Delaware Ivy International Core Equity Fund(1)

Delaware Ivy International Value Fund(1)

Delaware Ivy Systematic Emerging Markets Equity Fund(2)

Delaware Ivy Managed International Opportunities Fund(1)

(1) Statement of assets and liabilities, including the schedule of investments, as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the three years in the period ended March 31, 2023.

(2) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of March 31, 2023, the related consolidated statement of operations for the year ended March 31, 2023, the consolidated statements of changes in net assets for each of the two years in the period ended March 31, 2023 and the consolidated financial highlights for each of the three years in the period ended March 31, 2023.

The financial statements of the Funds as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agents, portfolio company investees,

Report of independent
registered public accounting firm

agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 9, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Ivy Funds

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	(C) Tax-Exempt Distributions (Tax Basis)	(D) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)	(E) Qualifying Dividends[1]
Delaware Global Value Equity Fund	83.51%	16.49%	—	—	100.00%	12.38%
Delaware Ivy Core Bond Fund	—	100.00%	—	—	100.00%	—
Delaware Ivy Core Equity Fund	96.42%	3.58%	—	—	100.00%	100.00%
Delaware Ivy Global Bond Fund	—	100.00%	—	—	100.00%	—
Delaware Ivy Global Growth Fund	99.90%	0.10%	—	—	100.00%	100.00%
Delaware Ivy High Income Fund	—	100.00%	—	—	100.00%	5.53%
Delaware Ivy International Core Equity Fund	—	100.00%	—	—	100.00%	—
Delaware Ivy International Value Fund	82.08%	17.92%	—	—	100.00%	—
Delaware Ivy Large Cap Growth Fund	93.54%	6.46%	—	—	100.00%	100.00%
Delaware Ivy Limited-Term Bond Fund	—	100.00%	—	—	100.00%	—
Delaware Ivy Managed International Opportunities Fund	99.97%	0.03%	—	—	100.00%	—
Delaware Ivy Mid Cap Growth Fund	100.00%	—	—	—	100.00%	—
Delaware Ivy Mid Cap Income Opportunities Fund	40.96%	59.04%	—	—	100.00%	94.24%
Delaware Ivy Municipal Bond Fund	5.30%	0.01%	92.10%	2.59%	100.00%	—
Delaware Ivy Municipal High Income Fund	—	1.64%	98.36%	—	100.00%	—
Delaware Ivy Small Cap Growth Fund	100.00%	—	—	—	100.00%	—
Delaware Ivy Smid Cap Core Fund	98.51%	1.49%	—	—	100.00%	100.00%
Delaware Ivy Systematic Emerging Markets Equity Fund	91.23%	8.77%	—	—	100.00%	—
Delaware Ivy Value Fund	78.16%	21.84%	—	—	100.00%	44.53%

(A), (B), (C) and (D) are based on a percentage of the Fund's total distributions.

(E) is based on each Fund’s ordinary income distributions.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended March 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is as follows:

Percentage
Delaware Global Value Equity Fund	29.09%
Delaware Ivy Core Bond Fund	1.28%
Delaware Ivy Core Equity Fund	100.00%
Delaware Ivy Global Bond Fund	—%
Delaware Ivy Global Growth Fund	100.00%
Delaware Ivy High Income Fund	5.53%
Delaware Ivy International Core Equity Fund	100.00%
Delaware Ivy International Value Fund	100.00%
Delaware Ivy Large Cap Growth Fund	100.00%
Delaware Ivy Limited-Term Bond Fund	—%
Delaware Ivy Managed International Opportunities Fund	—%
Delaware Ivy Mid Cap Growth Fund	—%
Delaware Ivy Mid Cap Income Opportunities Fund	100.00%
Delaware Ivy Municipal Bond Fund	—%
Delaware Ivy Municipal High Income Fund	—%
Delaware Ivy Small Cap Growth Fund	—%
Delaware Ivy Smid Cap Core Fund	100.00%
Delaware Ivy Systematic Emerging Markets Equity Fund	100.00%
Delaware Ivy Value Fund	53.57%

Other Fund information (Unaudited)

Ivy Funds

Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Certain Funds intend to pass through foreign tax credits. The gross foreign source income earned during the fiscal year March 31, 2023 is as follows:

	Foreign Tax Credits	Gross Foreign Source Income Earned
Delaware Global Value Equity Fund	$ 415,860	$ 7,082,146
Delaware Ivy International Core Equity Fund	33,718	51,277,259
Delaware Ivy International Value Fund	255,856	3,651,063
Delaware Ivy Managed International Opportunities Fund	261,164	1,357,632
Delaware Ivy Systematic Emerging Markets Equity Fund	3,024,920	57,617,545

The percentage of the ordinary dividends reported is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is as follows:

Percentage
Delaware Ivy Core Bond Fund	95.49%
Delaware Ivy Global Bond Fund	84.07%
Delaware Ivy High Income Fund	95.10%
Delaware Ivy Limited-Term Bond Fund	100.00%

Form N-PORT and proxy voting information

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of investments included in each Fund's most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	117	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	117	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	117	Private Investor
(2011–Present)
State Street Bank and Trust Company
(1996-2011)
				-Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	117	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	117	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia
(2020–Present) Kresge Foundation
(2018-Present) FS Credit Real Estate Income Trust, Inc.
(2018–Present) vTv Therapeutics Inc.
(2017–Present) Community Health Systems
(2004–Present) Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	117	University of Oklahoma -President
(2020–Present) -Interim President
(2019–2020) -Vice President and Dean, College of Law
(2010–2019) Brookhaven Investments LLC (commercial enterprises) -Managing Member
(2019–Present) St. Clair, LLC (commercial enterprises) -Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	117	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present) Sera Prognostics Inc. (biotechnology)
(2021-Present) Recology (resource recovery)
(2021-Present) Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies)
(2018-Present) National Association of Corporate Directors
(2017-Present) American Shared Hospital Services (medical device)
(2017-2021) Ivy Funds Complex
(2019-2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	117	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Florida Chapter of National Association of Corporate Directors
(2021-Present)
Callon Petroleum Company
(2019-Present) Camden Property Trust
(2011-Present) New Senior Investment Group Inc.
(2021) Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	117	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Gore Creek Capital, Ltd. -Chief Executive Officer and President
(2009–Present) Capital Z Asset Management -Chief Executive Officer
(2008-2009) California Public Employees' Retirement System (CalPERS) -Senior Investment Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021), The Merger Fund VL
(2013–2021), WCM Alternatives: Event- Driven Fund
(2013–2021), and WCM Alternatives: Credit Event Fund
(2017–2021) Grange Insurance
(2013–Present) H&R Block Corporation
(2008–2022) International Securities Exchange
(2010-2018) Vassar College Trustee
					(2006-2018)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	117	3M Company (1995-2012) - Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	117	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	117	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	117	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds' investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Delaware Funds by Macquarie® privacy practices notice

We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.

Information we may collect and use

We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:

●	Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, your financial account information, and your financial history.
●	Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
●	Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
●	Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.

How we use your personal information

We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators; broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.

We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.

Security of information

Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM, through its entities, operates as a full- service asset manager offering a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.

Other than Macquarie Bank Limited ABN

46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

i	This page is not part of the annual report.

Delaware Funds by Macquarie® privacy practices notice

This privacy practices notice is being provided on behalf of the following:

Macquarie Management Holdings, Inc. and each of its affiliates, such as direct or indirect subsidiaries, and any fund or product sponsored by or otherwise affiliated with Macquarie
Central Park Group (CPG) Funds
Delaware Funds by Macquarie®

Macquarie Funds Management Hong Kong Limited
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.

Macquarie Investment Management Global Limited
Optimum Fund Trust

Revised April 2023

This page is not part of the annual report.	ii

Delaware Funds by Macquarie®

Equity funds

US equity funds

●	Delaware Growth and Income Fund
●	Delaware Ivy Accumulative Fund
●	Delaware Ivy Core Equity Fund
●	Delaware Ivy Large Cap Growth Fund
●	Delaware Ivy Mid Cap Growth Fund
●	Delaware Ivy Mid Cap Income Opportunities Fund
●	Delaware Ivy Smid Cap Core Fund
●	Delaware Ivy Small Cap Growth Fund
●	Delaware Ivy Value Fund
●	Delaware Mid Cap Growth Equity Fund (formerly, Delaware Smid Cap Growth Fund)
●	Delaware Opportunity Fund
●	Delaware Select Growth Fund
●	Delaware Small Cap Core Fund*
●	Delaware Small Cap Growth Fund
●	Delaware Small Cap Value Fund
●	Delaware Sustainable Equity Income Fund (formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund)*
●	Delaware Value® Fund

Global / international equity funds
●	Delaware Emerging Markets Fund
●	Delaware Global Equity Fund
●	Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)
●	Delaware International Small Cap Fund
●	Delaware International Value Equity Fund
●	Delaware Ivy Global Growth Fund
●	Delaware Ivy International Core Equity Fund
●	Delaware Ivy International Small Cap Fund
●	Delaware Ivy International Value Fund
●	Delaware Ivy Managed International Opportunities Fund
●	Delaware Ivy Systematic Emerging Markets Equity Fund

Alternative / specialty funds
●	Delaware Climate Solutions Fund (formerly, Delaware Ivy Energy Fund)
●	Delaware Covered Call Strategy Fund
●	Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)
●	Delaware Healthcare Fund
●	Delaware Hedged U.S. Equity Opportunities Fund
●	Delaware Ivy Natural Resources Fund
●	Delaware Ivy Science and Technology Fund
●	Delaware Premium Income Fund
●	Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)

Multi-asset funds
●	Delaware Global Listed Real Assets Fund
●	Delaware Ivy Asset Strategy Fund
●	Delaware Ivy Balanced Fund
●	Delaware Ivy Multi-Asset Income Fund
●	Delaware Ivy Wilshire Global Allocation Fund
●	Delaware Wealth Builder Fund

Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in each Fund’s prospectus and, if available, its summary prospectus. A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Investing involves risk, including the possible loss of principal.

iii	This page is not part of the annual report.

Delaware Funds by Macquarie®

Fixed income funds

Taxable fixed income funds

●	Delaware Corporate Bond Fund
●	Delaware Diversified Income Fund
●	Delaware Emerging Markets Debt Corporate Fund
●	Delaware Extended Duration Bond Fund
●	Delaware Floating Rate Fund
●	Delaware High-Yield Opportunities Fund
●	Delaware Investments Ultrashort Fund
●	Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)
●	Delaware Ivy Corporate Bond Fund
●	Delaware Ivy Crossover Credit Fund
●	Delaware Ivy Emerging Markets Local Currency Debt Fund
●	Delaware Ivy Global Bond Fund
●	Delaware Ivy Government Securities Fund
●	Delaware Ivy High Income Fund
●	Delaware Ivy High Yield Fund
●	Delaware Ivy Limited-Term Bond Fund
●	Delaware Ivy Strategic Income Fund
●	Delaware Ivy Total Return Bond Fund
●	Delaware Limited-Term Diversified Income Fund
●	Delaware Strategic Income Fund
Municipal fixed income funds
●	Delaware Ivy California Municipal High Income Fund
●	Delaware Ivy Municipal Bond Fund
●	Delaware Ivy Municipal High Income Fund
●	Delaware Minnesota High-Yield Municipal Bond Fund
●	Delaware National High-Yield Municipal Bond Fund
●	Delaware Tax-Free Arizona Fund
●	Delaware Tax-Free California Fund
●	Delaware Tax-Free Colorado Fund
●	Delaware Tax-Free Idaho Fund
●	Delaware Tax-Free Minnesota Fund
●	Delaware Tax-Free Minnesota Intermediate Fund
●	Delaware Tax-Free New Jersey Fund
●	Delaware Tax-Free New York Fund
●	Delaware Tax-Free Oregon Fund
●	Delaware Tax-Free Pennsylvania Fund
●	Delaware Tax-Free USA Fund
●	Delaware Tax-Free USA Intermediate Fund

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This page is not part of the annual report.	iv

Caring for your portfolio

Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.

If you decide to make some changes, check out the convenient options provided by Macquarie Asset Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.

Most importantly, you may generally exchange all or part of your shares in one Delaware Funds by Macquarie® mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).

Choose the investment method suitable for you

After you’ve evaluated your overall investments, you have choices about how to implement any changes:

1.	Move assets all at once at any time.
2.	Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware Fund for those in another Delaware Fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.
3.	Use our automatic investment plan for future investments in different vehicles. To allocate your future investments differently, the Delaware Funds by Macquarie automatic investment plan allows you to make regular monthly or quarterly investments directly from your checking account.

Important notes about exchanging or redeeming shares

For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at delawarefunds.com/literature.

If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.

When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.

You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.

We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

v	This page is not part of the annual report.

Contact information

Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET

For securities dealers and financial
institutions representatives only
800 362-7500

Regular mail
Delaware Funds by Macquarie
P.O. Box 534437
Pittsburgh, PA 15253-4437

Overnight courier service
Delaware Funds by Macquarie
Attention: 534437 500
Ross Street, 154-0520
Pittsburgh, PA 15262

Macquarie Asset Management ● 610 Market Street ● Philadelphia, PA 19106-2354

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

(2821448)
ANN-IVYFUNDS-0523

This page is not part of the annual report.	vi

Annual report

Alternative / specialty funds

Delaware Climate Solutions Fund
(formerly, Delaware Ivy Energy Fund)

Delaware Global Real Estate Fund
(formerly, Delaware Ivy LaSalle Global Real Estate Fund)

Delaware Ivy Natural Resources Fund

Delaware Ivy Science and Technology Fund

Delaware Real Estate Securities Fund
(formerly, Delaware Ivy Securian Real Estate Securities Fund)

Multi-asset funds

Delaware Ivy Asset Strategy Fund

Delaware Ivy Balanced Fund

March 31, 2023

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for the Funds at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

This annual report is for the information of Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, and Delaware Real Estate Securities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of March 31, 2023, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Climate Solutions Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)

Delaware Climate Solutions Fund (Class I shares)	1-year return	+3.97%
Delaware Climate Solutions Fund (Class A shares)	1-year return	+3.68%
MSCI ACWI Investable Market Index (net) (benchmark)	1-year return	-7.68%
MSCI ACWI Investable Market Index (gross) (benchmark)	1-year return	-7.21%
S&P 1500 Energy Sector Index (former benchmark)	1-year return	+11.92%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Climate Solutions Fund, please see the table on page 17.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 20 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth while also seeking to invest in companies committed to reducing greenhouse gas (GHG) emissions within their operations and/or through the products or services they offer.

Significant Fund event

Effective July 29, 2022, the Fund’s name changed to Delaware Climate Solutions Fund (formerly, Delaware Ivy Energy Fund), and portfolio managers Barry Gladstein and Barry Klein were appointed to manage the Fund. The Fund’s investment objective, investment strategies, and benchmark also changed. In connection with these changes, the Fund now seeks to invest its assets in securities of companies that have been identified as being capable of reducing, displacing and/or sequestering GHG emissions or helping others to do so. These changes may result in higher portfolio turnover in the near term as the portfolio management team purchases and sells securities to reflect the Fund’s repositioning. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the repositioning.

Effective July 29, 2022, the MSCI ACWI (All Country World Index) Investable Market Index replaced the S&P 1500 Energy Sector Index as the Fund’s benchmark. The MSCI ACWI Investable Market Index, the Fund’s new benchmark, measures the performance of large-, mid-, and small-cap equities across 23 developed markets and 24 emerging markets countries. The S&P 1500 Energy Sector Index, the Fund’s former benchmark, comprises those companies included in the S&P Composite 1500® that are classified as members of the GICS® Energy sector.

Market review

During the year ended March 31, 2023, the MSCI ACWI (All Country World Index) Investable Market Index declined 7.68% (net). Throughout the period, investor sentiment lagged as the US Federal Reserve aggressively raised rates, the economy slowed, and a small-scale “banking crisis” erupted following the two largest bank failures since the recession of 2008-2009. Energy and materials companies were notable outperformers as commodity-supply issues continued and demand remained steady despite economic headwinds. High-growth companies, notably in the technology sector, were laggards as rates increased, raising the cost of capital. Utilities were also a notable underperformer; rising rates undercut their attraction as a source of yield. Although the Fed remained hawkish throughout the period, the dollar was just 11% off its peak in the third quarter of 2022. Yields rose significantly during the period with the 10-year Treasury rising approximately 0.83 percentage points to 3.48% and the 2-year rising 1.15 percentage points to 4.03%. The yield curve was inverted throughout the period. Coupled with unease about the banking system and slowing economic data, the possibility of a recession was and continues to be a lingering concern for investors.

Within the Fund

The Fund performance discussed in this commentary is broken into two measurement periods. The first is April 1, 2022, to July 28, 2022, and the second is July 29, 2022 (when the Fund was repositioned and renamed Delaware Climate Solutions Fund and the firm’s current portfolio management team began serving as the investment manager) to March 31, 2023.

For the first measurement period (April 1, 2022, to July 28, 2022), the Fund outperformed its benchmark, the S&P 1500 Energy Sector Index. The Fund’s Class I shares rose 2.86%. The Fund’s Class A shares increased 2.79% at net asset value and fell 3.11% at maximum offering price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark fell 0.73%.

The leading detractors for the Fund for the period were the consumer staples and utilities sectors. The leading contributors for the Fund were energy and industrials.

1

Portfolio management reviews

Delaware Climate Solutions Fund

For the second measurement period (July 29, 2022, to March 31, 2023), the Fund underperformed its benchmark, the MSCI ACWI Investable Market Index. The Fund’s Class I shares rose 1.07%. The Fund’s Class A shares increased 0.87% at net asset value and fell 7.83% at maximum offering price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark rose 3.55% (net). For complete, annualized performance of Delaware Climate Solutions Fund, please see the table on page 17.

While we differentiate portfolio investments as either reducers or facilitators according to their role in mitigating GHG emissions, these investments can also be classified as either cyclical or defensive depending upon how they typically behave under varying economic conditions. The Fund’s portfolio contains a blend of both cyclical and defensive stocks. Given our investment strategy of building a portfolio of both reducers and facilitators to be held for the long term, we do not typically make material changes in our approach to the market environment.

Energy was the key sector contributing positively to the Fund’s performance during the period from July 29, 2022, to March 31, 2023. Energy markets remain supported by constrained supply meeting pre-pandemic demand levels. Supply remains constrained due to producer discipline, dwindling OPEC spare capacity, and a lack of access to capital due to environmental, social, and governance (ESG) considerations.

The sector detracting most notably from the Fund’s performance during the period was industrials. The combination of bank stress and rapidly rising interest rates brought on by the Fed’s tightening cycle led to further concern that lower growth and a recession may lie ahead. Slower growth or a recession will likely have a negative impact on demand for industrial goods.

Archaea Energy Inc. was our largest contributor during the period. Archaea is a renewable natural gas producer that was formed in 2021 through the combination of two legacy renewable natural gas (RNG) producing businesses with a special purpose acquisition company (SPAC). We initially invested in Archaea upon the announcement of its combination with the SPAC. The business experienced rapid growth, ultimately securing a major joint venture with Republic Services Inc. to help it develop RNG solutions at its landfills. BP PLC, a major European integrated oil company, announced the acquisition of Archaea on October 17, 2022, for $4 billion, a premium of more than 50%.

Schlumberger NV was our second-largest contributor during the period from July 29, 2022, to March 31, 2023. Schlumberger is a major international services company that is actively involved in the transition to renewable energy. The company hosted an analyst day during the fourth quarter of 2022, outlining its growth plans and new technologies. We think this should allow for higher growth and margins across its historical businesses. Importantly, this is coinciding with the advent of another international oil service spending cycle to which Schlumberger is the most exposed of the three main service providers. In our view, the company continues to execute well and is benefiting from significant macro tailwinds.

Our largest detractor during the period was Sunrun Inc., which installs, monitors, and maintains residential solar installations in the US. A large part of Sunrun’s business is leasing solar installations from homeowners, packaging the leases, and monetizing them via the asset-backed securities (ABS) market. The discounted value of the cash flows from the portfolio of leases less the company’s debt equates to the company’s net earnings assets. When we added Sunrun to the Fund’s portfolio, the value of the company’s contracted residential solar portfolio exceeded its valuation. The rising interest rate environment had a detrimental effect on the company’s cost of capital, negatively affecting the discounted cash flows and net earnings assets. Also, during the fourth quarter of 2022, the largest solar market in California came out with a new net-metering proposal, which will negatively affect the economics of solar installations starting in 2023. Despite the rising interest rate environment and likely slowing of growth in California, we remain enthused about continued growth in the solar sector and the company’s underlying fundamentals. We continue to hold the shares, calculating that Sunrun’s implied valuation is less than the intrinsic value of the company’s earnings assets.

Our second-largest detractor during the period was Orsted AS. Like Sunrun, Orsted was negatively affected by rising interest rates, due to the company’s highly contracted offshore wind portfolio. Meanwhile, as power prices rose, the company was also negatively affected by supply chain issues that delayed projects and increased costs for projects under construction. As in-service dates lagged expectations, Orsted needed to compensate customers by buying power in a high-priced energy market. With contracted sales and delayed project in-service dates, it was put into a net-short power price position at the wrong time, and this required high levels of collateral posting. Additionally, the project delays combined with higher commodity costs. This increased capital costs for assets with locked-in revenue streams. These items created a perfect storm, resulting in Orsted’s underperformance during the fiscal year. Going forward, however, we think Orsted maintains its position as a leader in the offshore wind business and should potentially be a leading beneficiary in the coming global offshore wind build-out.

The Fund’s use of foreign exchange (FX) currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

2

Climate solutions progress

The Fund seeks to provide capital growth while also seeking to invest in companies committed to reducing GHG emissions within their operations and/or through the products or services they offer. Accordingly, the Fund targets investments in companies that are actively working toward reducing, displacing, or sequestering their GHG emissions (referred to as “reducers”), or helping others to do so through development of products and/or services designed to help reduce GHG emissions (referred to as “facilitators”).

The Fund’s portfolio companies that are identified by the Fund’s investment manager as reducers are collectively estimated not only to meet but to exceed the requirements of The Glasgow Pact of 2021, with a 62% GHG reduction by the year 2030 from a 2010 base, versus the Glasgow Pact’s goal of a 45% GHG reduction by the year 2030 from a 2010 base, and net zero emissions by the year 2050. For the purposes of this estimate, 2010 emissions were obtained from MSCI, CDP disclosures, or company reports. 2030 estimated emissions for the portfolio companies identified as reducers were obtained from company-disclosed targets and/or estimates from the Transition Pathways Initiative. Some emissions estimates were calculated by applying forecasted changes in carbon intensity on a percentage basis and applying that percent change to a base level of emissions. Over the past two years (ending December 31, 2021), we estimate that the reducers within the Fund’s portfolio have collectively reduced their own emissions by more than 8%, while global emissions have stayed flat.

In 2021, we estimate that the portfolio companies that the Fund’s investment manager identifies as facilitators helped avoid approximately 186 million tons of GHG emissions through the use of their products and/or services. As the investment in climate transition solutions accelerates, we believe this contribution will continue to grow. Our estimate is based on company disclosures of emissions savings as well as our own calculations that use company disclosed product usage data and utilizes the US Environmental Protection Agency’s (EPA’s) GHG Equivalencies Calculator to provide a GHG equivalent.

3

Portfolio management reviews

Delaware Global Real Estate Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)

Delaware Global Real Estate Fund (Class I shares)	1-year return	-20.24%
Delaware Global Real Estate Fund (Class A shares)	1-year return	-20.45%
FTSE EPRA Nareit Developed Index (benchmark)	1-year return	-20.63%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Real Estate Fund, please see the table on page 21.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 23 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through long-term capital appreciation and current income.

Significant Fund event

On May 19, 2022, the Board of Trustees of the Ivy Funds (“Board”) approved the termination of the Sub-Advisory Agreement between Delaware Management Company (the “Manager” or “DMC”), and LaSalle Investment Management Securities, LLC. In addition, the Board approved the transition of day-to-day portfolio management responsibilities to the Macquarie Global Listed Real Estate team (“GLRE team”), whose members provide services via DMC and DMC’s affiliated sub-advisors. Accordingly, the Board approved the appointment of the following affiliated sub-advisors of the Manager: Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”). In addition, the Board approved the appointment of MFMHKL and MIMGL to provide trading and quantitative support services to the Fund. Further, the Board approved a name change of the Fund, with all such changes to take effect on or about July 31, 2022 (the “Effective Date”). Please note that, as of May 2, 2023, MFMHKL is no longer an affiliated sub-advisor for the Fund.

Following is a discussion about performance during the period from August 1, 2022 (when the firm’s current portfolio management team began serving as the investment manager for the Fund) to March 31, 2023.

Market review

Over the period of August 1, 2022 through March 31, 2023, the FTSE EPRA Nareit Developed Index was down 10.9%. Banking concerns in both the US and Europe weighed on those risk assets dependent on debt capital, such as listed real estate. A speedy and coordinated response from governments in both the US and Switzerland to step in and backstop those targeted banks showcased the minimal appetite that exists to risk any destabilization of the banking sector. In our opinion, this should give investors comfort that there is a response mechanism in place to prevent anything systemic going forward. Either way, we think this risk is likely to remain elevated and at the front of investor thinking over the near term as consideration is given to what bank might be next, or what sector is more at risk.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Global Real Estate Fund declined as did its benchmark, the FTSE EPRA Nareit Developed Index. The Fund’s Class I shares fell 20.24%. The Fund’s Class A shares declined 20.45% at net asset value and declined 25.05% at maximum offering price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 20.63%. For complete annualized performance of Delaware Global Real Estate Fund, please see the table on page 21.

At the regional level in absolute returns, Asia was the standout during the period from August 1, 2022, to March 31, 2023, delivering positive gains and outperforming all other regions. Europe experienced the most challenging performance over the period. The leverage ratios within each European region partly explain this. Asia, however, in addition to its strong underlying real estate fundamentals, offers more defensive exposure to balance sheet risks when banking concerns become elevated.

At the sector level, residential sales, gaming, and hotels performed relatively well as hotel and gaming continued to benefit from the reopening of global economies and a resumption of travel. On the flip side, those exposed to venture capitalist or banking tenants, higher leverage, and those most exposed to any potential banking difficulties performed poorly, especially US office, life science, and healthcare.

Equity deals have begun to accelerate in the listed real estate sector with companies taking advantage of acquiring or developing strong assets such as storage and logistics in the Asia-Pacific region. We also see equity deals where listed real estate companies are taking advantage of vendor distress for well-positioned, underlying assets

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that remain in significant investor demand, including Australian healthcare. We continue to anticipate further merger and acquisition activity in the sector as the disconnect between listed assets and private assets showcases what we view as a meaningful arbitrage across the asset class and an abundance of opportunity for those that have equity dry powder to deploy.

As always, we continue to favor quality within our portfolio construction. At this juncture, we think diversity of capital sources and a more measured appetite for leverage ratios are important within the quality framework. Underlying real estate fundamentals are also important and we remain supportive in our chosen sector exposures that have access to long-term structural growth. In our opinion, material discounts continue to exist across the asset class. We think that as interest rates begin to top out and banking risks stabilize, a capital-intensive asset such as real estate is likely to come back into focus for diversified investors and patient capital looking to take advantage of any remaining arbitrage in the real estate sector.

The Fund’s use of foreign exchange (FX) currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

5

Portfolio management reviews

Delaware Ivy Asset Strategy Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)

Delaware Ivy Asset Strategy Fund (Class I shares)	1-year return	-4.58%
Delaware Ivy Asset Strategy Fund (Class A shares)	1-year return	-4.79%
MSCI ACWI (All Country World Index) (net) (benchmark)	1-year return	-7.44%
MSCI ACWI (All Country World Index) (gross) (benchmark)	1-year return	-6.96%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Asset Strategy Fund, please see the table on page 24.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 26 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return.

Market review

Fiscal year 2023 marked one of the great paradigm shifts for global markets and economies in recent history. A confluence of events, including fallout from pandemic spending and loose monetary policy, catalyzed what had been years in the making.

Major central bank policy shifts, inflation, changes to global supply chains, the end of inexpensive Russian energy for Europe, and labor shortages created broad-based asset price declines with few exceptions. Equities fell along with bond markets, which typically provide protection, as investors scrambled to face what we believe will be a new reality.

Years of lower interest rates and quantitative easing finally came to roost in the form of inflation. Perpetuating inflationary pressure, the war in Ukraine drove increases to energy and food prices, particularly in Europe. As a result of Russia’s actions, Western nations implemented sanctions against Russia. This all but cut off Russia’s ability to supply natural gas, oil, wheat, and other commodities to most of the world. In addition, rising home prices and rapid wage growth became concerning. Home affordability was historically low and labor shortages along with demographic shifts created a difficult task for central banks.

In response, the US Federal Reserve acted through a series of interest rate hikes. Central banks around the world soon followed. The Fed and the European Central Bank increased rates throughout the year. Europe abandoned negative rate policy after nearly a decade. With higher rates, market valuations quickly declined. Extremely high valuations, afforded by longer-duration growth companies in a low-rate environment, were hit particularly hard. US regional banks were caught with liability mismatches and mark-to-market losses in their Treasury holdings, all stemming from the rapid rate increases. This caused a run on several banks and turmoil in the system. At the same time, one of the oldest Swiss financial institutions, Credit Suisse, was rescued in a coordinated effort between UBS and the Swiss central bank.

China maintained its zero-COVID policy throughout most of calendar year 2022 before finally reopening in December when the pressure from its population and weakening economy became too great. With this overhang finally easing, economic activity has accelerated.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Asset Strategy Fund declined, although it outperformed its benchmark, the MSCI All Country World Index, which also declined. The Fund’s Class I shares fell 4.58%. The Fund’s Class A shares declined 4.79% at net asset value and declined 10.27% at maximum offering price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 7.44% (net). For complete annualized performance of Delaware Ivy Asset Strategy Fund, please see the table on page 24.

The Fund posted a negative return for the fiscal year but outperformed its benchmark. The largest contribution came from stock selection in the consumer discretionary, communication services, and healthcare sectors while stock selection in the consumer staples sector had the largest negative impact. Geographically, stock selection in the US and India contributed most while selection in Japan and Germany was a drag on performance. Sector and country exposure is primarily a result of our bottom-up (stock-by-stock) process.

On an individual stock basis, Deutsche Telekom AG, a large German telecommunications company, and Darden Restaurants Inc., a US restaurant operator best known for its Olive Garden franchise, were the leading contributors. Deutsche Telekom has continued to execute and benefit from the strength of its US subsidiary, T-Mobile US Inc. Deutsche Telekom appears to be ahead of schedule in bringing its ownership stake in T-Mobile to greater than 50%. This should help enable the firm to generate more cash, which it plans to return to shareholders through dividends. T-Mobile is

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gaining share in a competitive US wireless environment and German operations are growing. Darden has grown significantly post the COVID-19 reopening, as diners were eager to eat out again. It has also been able to pass on inflationary pressures and maintain profit margins in the face of labor cost increases and higher raw material expenses.

The largest detractors from performance were First Republic Bank, a US-based regional bank, and Alphabet Inc., the US-based internet company and parent of Google. First Republic was swept up in a broad run on regional bank deposits. Historically, it has been a well-managed bank, but was quickly put under pressure after several peers in similar geographies showed signs of collapsing. While we believe First Republic had a different risk profile, many depositors withdrew their money, and we were no longer able to handicap the risk of owning. We exited the position after the initial pullback, but before the major selloff in shares. Alphabet’s business fell under pressure when advertising spending, a major source of revenue, slowed across the industry as advertising is highly sensitive to economic cycles. The stock also fell along with other large benchmark growth names sensitive to higher interest rates. We exited our position.

The fixed income and diversifying portfolios were mixed during the fiscal year as higher rates pushed down areas of the market, particularly US Treasurys, but strong corporate cash balances and the long timeline before credits come due helped issuers. High yield, on average, performed slightly better than investment grade bonds, despite its higher risk profile, as duration was a greater headwind than credit spreads. Energy credits were key contributors within the Fund’s portfolio. Gold also provided a tailwind as it outperformed the global equity index.

The Fund’s use of options contracts and foreign exchange (FX) currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

7

Portfolio management reviews

Delaware Ivy Balanced Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)

Delaware Ivy Balanced Fund (Class I shares)	1-year return	-6.52%
Delaware Ivy Balanced Fund (Class A shares)	1-year return	-6.71%
S&P 500® Index (benchmark)	1-year return	-7.73%
Bloomberg US Aggregate Index (benchmark)	1-year return	-4.78%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Balanced Fund, please see the table on page 27.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 29 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through a combination of capital appreciation and current income.

Market review

At the start of the Fund’s fiscal year in March 2022, persistently high inflation led to tighter central bank monetary policy, with the US Federal Reserve leading the way in raising interest rates. This increase in rates was the Fed’s aggressive attempt to try to bring inflation under control. Other central banks, including the Bank of England and the European Central Bank (ECB), also took repeated steps to tighten monetary policy in their jurisdictions. Meanwhile, equities and bonds posted poor performance in the face of brutal headwinds and unrelenting negative news. This included soaring inflation, consequent aggressive monetary tightening, ongoing supply chain problems, China’s zero-COVID policy-related lockdowns, the Russia-Ukraine war, and soaring energy prices. The higher prices and disruptions within the supply of oil and gas hit Europe hardest as Russia cut off gas to several European Union (EU) countries. In turn, the Group of Seven (G7) nations and later the EU implemented an oil embargo.

Markets rallied briefly in July 2022, when a near-term turnaround in inflation seemed possible. Despite investors’ concerns about the slowing of economic growth, stocks appreciated along with other risk asset classes, including corporate, high yield, convertible, and emerging market bonds. A key reason for this appreciation was the decline in yields on US and euro-zone government bonds, leading to significant price gains. However, the tide turned again in mid-August and the bear market returned for most asset classes when hopes for a slowdown in inflation were dashed. Central banks then reaffirmed their intentions to continue aggressively tightening monetary policy. Recession fears mounted and the energy crisis worsened as Russia announced it was shutting down a gas pipeline for maintenance. German yields rose sharply, and the euro fell below parity with the US dollar for the first time in 20 years.

The fourth quarter of 2022, like the third quarter, had a friendly start. Most equities advanced, and the US and European broad indices posted substantial gains. Continued high inflation and interest rate hikes by numerous central banks characterized the market environment in October, and by November, it appeared that markets were in recovery mode. After the Fed’s expected 0.75-percentage-point interest rate hike at the beginning of October, poorer economic data and slightly declining inflation rates fueled hopes of slower interest rate hikes in the near future. But, instead of a year-end rally, equities and bonds suffered significant losses in December. Global inflation rates fell slightly, and as expected, the major central banks raised key interest rates but by less than before (for example, the Fed and the ECB each raised rates by 0.50 percentage points).

The positive reversal of trends from the challenges and large drawdowns that had occurred for most of calendar year 2022 continued as the new year began. The equity and bond markets started 2023 strong on the heels of China’s reopening and hopes of falling inflation. Although headline inflation rates fell due to declining energy prices, core inflation fluctuated. This caused the ECB and the Fed to again emphasize their intention to remain restrictive longer. GDP growth for the fourth quarter of 2022 was better than expected in the US and in China, but slightly negative in Germany and other European countries.

In February 2023, inflation and interest rate hike expectations rose once again as did bond yields. In the US in particular, the January inflation rate was surprisingly high, the labor market remained strong, and globally, indicators pointed to high demand in the services sector. Fed and ECB spokespersons again stressed that they would remain hawkish. In this environment, government and corporate bonds fell in unison. In the equity markets, North America and emerging markets lost ground while Europe and Japan gained. Commodities fell sharply in some cases, partly because demand from China was weaker than expected. The US dollar broke out of a four-month downtrend and strengthened against the euro.

The collapse of three US regional banks and Switzerland’s Credit Suisse caused severe turbulence in March. Bank share prices

8

plummeted, and stock markets in general fell quite sharply. Government bonds and gold rallied, risk premiums on corporate bonds widened, and the US dollar lost ground against the euro. Since one contributory factor was the sharp interest rate hikes, central banks sought to perform a balancing act between maintaining financial stability and fighting inflation. While the ECB and Fed guaranteed massive liquidity for the banking system, it also raised key interest rates due to continued high core inflation. Markets then calmed down, and broad equity indices turned positive again.

Source: Bloomberg, unless noted otherwise.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Balanced Fund declined, although it outperformed its equity benchmark, the S&P 500 Index, which also declined. It did, however, underperform its fixed income benchmark, the Bloomberg US Aggregate Index, which likewise declined. The Fund’s Class I shares fell 6.52%. The Fund’s Class A shares fell 6.71% at net asset value and fell 12.08% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the S&P 500 Index declined 7.73% and the Bloomberg US Aggregate Index declined 4.78%. For complete, annualized performance of Delaware Ivy Balanced Fund, please see the table on page 27.

The Fund’s performance reflected both the mix of returns in the underlying assets as well as their allocation weightings for the fiscal period. The Fund benefited from an underweight to equity securities and from outperformance within the equity portion of the Fund’s portfolio. An underweight allocation to fixed income detracted from the Fund’s performance.

Within equities, outperformance was strongest within the consumer discretionary sector, where the sleeve’s meaningful underweight compared with the benchmark contributed to relative performance. Stock selection within the healthcare sector also contributed. What somewhat offset these benefits, however, was the Fund’s underweight allocation to the top-performing energy sector and its underweight allocation to the consumer staples sector.

Leading contributors to equity portfolio performance for the period included United Rentals Inc., an equipment rental company that benefited from higher rental rates and a robust recovery in non-residential construction activity. The Progressive Corp. also added strongly to performance. Progressive led the insurance industry in recapturing pricing following the loss of profitability during the pandemic, when used-car prices and associated repair costs rapidly inflated. Eli Lilly & Co. also contributed significantly on expectations that it would achieve blockbuster status for a new diabetes drug that has ancillary weight-loss benefits.

Blackstone Inc. and Union Pacific Corp. were two of the leading detractors from the Fund’s performance for the period as tighter monetary conditions and reduced freight activity, respectively, weighed on the share price. CME Group Inc. also detracted as investors priced in peak financial and interest rate volatility. Given the decline in the overall market, the Fund’s modest cash holdings were beneficial.

The Fund’s current positioning increasingly reflects more caution with respect to the ultimate impact of a rapid decrease in banks’ willingness to extend credit. We recently moderated our allocations and holdings in more economically sensitive equities that do not appear to us to reflect further weakness in growth. We reduced our weighting in the financial sector, with sales of The Charles Schwab Corp., Discover Financial Services, and Bank of America Corp., and reduced weightings in our alternative investment positions, Blackstone Inc. and KKR & Co. Inc. We also reduced positions in two industrials, Deere & Co. and United Rentals Inc., which we think appear at risk to short-term tightness in lending standards.

Finally, we reduced our weight in semiconductors, which should likely continue to benefit from easing supply chain pressures but could be susceptible to reductions in demand if critical industrial end markets weaken. At the same time, we increased the Fund’s positions in more defensive companies such as hospital HCA Healthcare Inc., auto parts retailer AutoZone Inc., as well as the consumer staples sector. One cyclical area where we retain high conviction is in commercial aerospace-associated holdings. While recessionary conditions appear more likely to us in some sectors, commercial aerospace has been in a deep recession with the inability to supply the world’s airlines with planes ordered many years ago. Additionally, safety issues interrupted production of The Boeing Co.’s 737 and 787. Airbus SE and Raytheon Technologies Corp. remain our preferred ways to profit from increased aircraft production over the next four to five years.

The unprecedented hiking cycle in the US and the euro zone has already begun to affect the economy’s largest stakeholders, in our view. One year after the Fed’s initial rate hike of 0.25 percentage points, the current financial market environment seems staged for a binary outcome, in our opinion. We believe much depends on how confidence in the banking sector develops and whether more pain appears on the horizon. Central banks in the US and the euro zone face a dilemma as the targets of both price and financial market stability seem to us hard to achieve simultaneously. Even though the situation is fluid, we believe that unlike 2022, there are more asset classes that could offer intrinsic diversification. Our focus remains then on risk management while we seek what we consider to be the most attractive investment opportunities in the context of carefully constructed, well-diversified portfolios.

9

Portfolio management reviews

Delaware Ivy Natural Resources Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)

Delaware Ivy Natural Resources Fund (Class I shares)	1-year return	-4.73%
Delaware Ivy Natural Resources Fund (Class A shares)	1-year return	-5.03%
S&P North American Natural Resources Sector Index (benchmark)	1-year return	+0.73%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Ivy Natural Resources Fund, please see the table on page 30.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 32 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide capital growth and appreciation.

Market review

The fiscal year ended March 31, 2023, was a volatile period for equities generally, and especially so in the natural resources sector. Russia’s invasion of Ukraine in February 2022, less than two months before the beginning of the period, led to supply constraints and surging prices through June. The sector retreated during the third calendar quarter 2022 as slowing economic growth in Europe and China rattled investors. From there through the end of the calendar year, the sector rallied, spurred on by the end of China’s zero-COVID policy, which ignited consumer demand.

Commodities did not all move in lock step, however. Steel and agricultural commodities outperformed while energy and copper, which are more economically sensitive, fell in value during the year. Even so, energy subindices outperformed the S&P 500® Index during the year.

Throughout the fiscal period, severe cross currents buffeted global economies and markets, placing central bankers in a precarious position. Inflation remained stubbornly high even as the US Federal Reserve and other central banks aggressively raised rates. Economic indicators sent mixed signals. While the job market remained tight with decades-low unemployment, the yield curve was inverted, the money supply was collapsing, job layoffs picked up, and the US banking experienced a mini panic, all portents of a possible recession. The Fed may need to reverse course, in our view, even though inflation remains above its 2.0% target. We believe that the energy transition, onshoring and deglobalization, budget-deficit, dollar weakness, and increased geopolitical uncertainty could sustain inflation.

We believe, and the market is currently discounting, that the Fed will reverse course by the second half of 2023. If this happens, gold should outperform after it was flat during the fiscal period. Similar policy shifts have occurred 10 times since 1980, each one resulting in a bull market, albeit with differing duration and strength. We would argue that there were five meaningful cycles since 1980, with durations of at least 1,000 days and gains of at least 75% and as much as almost 200%. Gold equities have almost always outperformed the commodity in these environments. Gold equities currently represent the highest percentage of the portfolio since the COVID-19 summer.

While the environment highlighted above would not normally be conducive to a positive outlook for base metals, we see relatively limited downside in most metals following their negative return in 2022. Copper inventories were exceptionally low throughout 2022 and remain so today. A declining production surplus, increased demand from China, and a tailwind from the energy transition should aid copper. This is juxtaposed against the potential for a global slowdown that, in our estimation, would hurt pricing. However, with costs rising substantially over the last several years and operators reconfiguring mine plans to optimize recoverable grades in recent quarters, we feel that there is support in the $3 to $3.25 per-pound range, approximately 25% lower than current copper prices. Aluminum, which also had a rough year, declining roughly 31%, should find support now that supplies are constrained both by ongoing power issues and by Chinese curtailments. Against a backdrop of reasonable demand, we believe that any weakness in aluminum would provide a compelling opportunity for us to add exposure.

For more than 10 years, the oil market has been the scene of a battle between OPEC+ and US shale producers. With its short-cycle nature (compared to the long lead time of major offshore projects), US shale oil production rose from 5 million barrels per day in 2005 to 12 million today. The US largely acted as the swing producer, quickly adding barrels when the market was undersupplied. We believe this growth has largely played out, however, as we are seeing evidence of performance degradation in well production across the major US oil plays. At present, we expect oil and gas companies that boast a deep well inventory, solid balance sheets, and shareholder-friendly return strategies to outperform.

While the longer-term outlook for North American natural gas demand remains bullish, the short-term supply outlook is rather

10

bleak. The Department of Energy estimated that lower 48 natural gas production in January hit an all-time high of 112.3 billion cubic feet per day (bcf/day) while demand is estimated at approximately 106.8 bcf/day. Unlike crude oil, natural gas export capacity is limited by LNG liquefaction capacity, which is maxed out until new expansions arrive in 2025. We believe this roughly 6 bcf/day of oversupply is likely to continue to grow in the short term as the gas rig count has yet to fall even though prices have declined more than 50%. Further, associated gas production from oil drilling continues to grow. Given this backdrop, we chose to reduce the portfolio’s natural-gas exposure. We maintained the Fund’s exposure to several companies that are trading at discounted valuations from a normalized gas price.

With the reduction in the Fund’s North American natural gas exposure, we added to the portfolio’s crude oil exposure. Much of this came from adding European integrated oil companies to the portfolio. European integrated oil companies currently trade at half the financial multiples of their North American peers despite having better cash return profiles and comparable asset bases. We also added to high-quality North American oil producers with solid balance sheets, deep inventories, and shareholder-friendly return programs. Given our expectations of more subdued growth in the US, we believe these companies are likely to command a premium and continue to outperform.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Natural Resources Fund underperformed its benchmark, the S&P North American Natural Resources Sector Index, which advanced. The Fund’s Class I shares fell 4.73%. The Fund’s Class A shares declined 5.03% at net asset value and declined 10.49% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the S&P North American Natural Resources Sector Index gained 0.73%. For complete, annualized performance of Delaware Ivy Natural Resources Fund, please see the table on page 30.

As of March 31, 2023, the Fund’s largest sector allocation was traditional energy, which constituted approximately 41% of the portfolio; followed by materials (metals and mining, agriculture, and wood products), 38%; consumer staples (agriculture), 7%; industrials (renewable energy and aggregates), 7%; other (uranium, utilities, nuclear and cash), 5%; and real estate (timber), 2%. At fiscal year end, the Fund’s portfolio was 69% weighted to the US, 19% to Canada, and 12% to Western Europe.

Energy was the largest contributor to performance in terms of both weighting and total return for the year despite negative performance in energy commodities. The largest detractors from performance were two metals and mining positions, which were negatively affected by rising costs.

During the pandemic demand for petroleum products cratered, refining margins collapsed, and oil companies hemorrhaged cash, stressing balance sheets. Growing acceptance of electric vehicles and increased use of biofuels added to the pressure. More than two million barrels per day of refining capacity was removed from the global system before demand started to rise, eventually reaching pre-pandemic levels. Because it can take a decade to bring a new refinery online, there is little cure for the current supply-demand imbalance. Given this backdrop, Valero Energy Corp., the largest independent refiner with a high complexity refining system, was the Fund’s leading contributor to performance for the fiscal year. Compared with its peers, Valero Energy sits on the lower end of the operational cost curve. It is also the largest and lowest-cost producer of renewable diesel and boasts a substantial and low-cost ethanol business. Coming out of the pandemic the company took on leverage to protect its dividend and overall balance sheet. During the subsequent refining boom Valero paid its debt down, leaving it in an enviable position to increase shareholder returns. We expect refining to remain highly cyclical and volatile, but with higher mid-cycle earnings power.

Archaea Energy Inc., the second-largest contributor to performance during the year, is a landfill natural gas producer that was formed in 2021 through the combination of two legacy renewable natural gas producing businesses with a special purpose acquisition company (SPAC). We invested in Archaea Energy from the beginning. The business experienced rapid growth, ultimately securing a major joint venture with Republic Services Group. BP PLC, a major European integrated oil company, acquired Archaea Energy on October 17, 2022, for $4 billion, a 50% premium.

Anglo American PLC and Newmont Corp. were among the biggest detractors from performance for the year. Metals and mining struggled throughout the year as slowing growth, weakening economic data, and rising interest rates cast a pall over the sector. Higher mining costs also negatively affected the sector’s performance.

Anglo American struggled in particular as it took a substantial write-down on its controversial and highly complex Woodsmith potash and polyhalite project, which generated higher-than-expected capital expenditures. That led to a more subdued free cash flow outlook, which, we think, should translate to lower shareholder returns in the coming years. Despite these issues and foreseeable higher capital expenditures, we believe Anglo American is attractively valued, and have maintained the Fund’s position.

Newmont also struggled as its second-quarter earnings came in below consensus estimates, with slightly lower volumes, 2021 profit

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Portfolio management reviews

Delaware Ivy Natural Resources Fund

share, timing of sales, and higher costs driving the negative numbers. While costs will likely remain elevated, we think Newmont’s free cash generation should start to increase next year as capital expenditures decelerate and production growth increases. Additionally, we see gold as having significant upside potential.

While we maintain an optimistic view on natural resources in the long term, we expect global economic conditions to deteriorate further. We think this will have a severe impact on short-term demand, further depressing commodity prices and natural-resource equities. We think several of our favorite economically sensitive commodities – oil, natural gas, refined products, copper, and aluminum – will likely be negatively affected in the short term.

The supply outlook for these commodities remains troubled, in our view. Increasingly, investors are considering environmental, social, and governance (ESG) issues, which are having both a push and pull effect. Reduced access to capital, geology, geography, and regulation all continue to limit growth. The current volatility in commodity prices will also likely inhibit growth by curtailing capital programs. When economic conditions inevitably improve, however, we think supply will likely remain constrained while demand surges. That’s where, in our view, ESG considerations will likely stimulate demand. Specifically, the environmental push is driving demand for renewable energy, electric vehicles, and battery storage. Current investment in renewable energy remains inadequate to meet demand, and investment in the commodities required to facilitate this transition remains woefully deficient. We don’t see this abating for a multitude of reasons, including political issues, lack of access to capital, higher cost of capital, and capital-return strategies that favor shareholders rather than growth. We believe that the outlook for reduced supplies combined with rising demand may cause severe inflationary pressure across the energy complex.

12

Portfolio management reviews

Delaware Ivy Science and Technology Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)
Delaware Ivy Science and Technology Fund (Class I shares)	1-year return	-12.12%	*
Delaware Ivy Science and Technology Fund (Class A shares)	1-year return	-12.32%
S&P North American Technology Sector Index (benchmark)	1-year return	-11.73%

Past performance does not guarantee future results.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

For complete, annualized performance for Delaware Ivy Science and Technology Fund, please see the table on page 33.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 35 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide growth of capital.

Market review

Throughout the Fund’s fiscal year ended March 31, 2023, financial markets hung on every word uttered by the US Federal Reserve. Rapidly rising inflation, accompanied by a 50-year low in unemployment, drove the Fed, beginning in March 2022, to raise interest rates aggressively throughout the year. By the end of the fiscal period, the federal funds rate had increased more than four percentage points to a rate of nearly 5%. At the same time, the Fed began to reduce its balance sheet, selling $80 billion to $90 billion of assets each month through September.

The US was not alone, as other central banks followed suit raising rates to battle inflation. The European Central Bank (ECB) and the Bank of England raised interest rates to their respective highest levels in more than a decade. Additionally, in December, the Bank of Japan surprised investors when it allowed the 10-year government bond yield to rise to the highest level in seven years.

Even as the central banks acted to constrain inflation, robust consumer demand and supply chain disruptions continued to exert upward pressure on prices. Government stimulus during the COVID-19 pandemic and pent-up demand for goods and services led to healthy spending throughout the economy. Supply chains struggled to keep up, however, as economic disruptions continued, largely due to the Russia-Ukraine war and the lingering effects of COVID-19, particularly in China. Inflation rose to 40-year highs and housing prices briefly accelerated before succumbing to higher mortgage rates. As the Fed’s actions took hold during the course of calendar year 2022, inventories increased meaningfully even as demand slowed, and supply chains recovered. Eventually, retailers went from empty shelves to heavily discounting certain products.

The financial market narrative shifted slightly in early calendar 2023 as investors anticipated a potential slowing of further interest rate hikes. This psychological shift led to a rally, particularly boosting some stocks that had been hurt the most in 2022. While investors remain concerned about soft economic data and the potential for a recession, some of the latest data, indicating slowing inflation and continuing job growth, has been supportive of recent market activity.

On the government side, the US Congress passed the Inflation Reduction Act, which set a 15% minimum corporate tax rate and a 1% tax on equity buybacks. Additionally, the bill addressed Medicare prescription-drug pricing and introduced several incentives for more efficient energy use and development. From investors’ perspective, overall corporate taxes are set to increase approximately $100 billion as tax extenders expire and the Inflation Reduction Act takes effect. The CHIPS and Science Act also passed during the fiscal period, providing $280 billion in new funding to boost domestic research and semiconductor manufacturing.

Internationally, the Russia-Ukraine war and China’s continued aggressive COVID-19 lockdown policy dominated headlines. While the war was particularly disruptive to energy consumption in Europe, the early humanitarian crisis waned as the region adapted to what will likely be a drawn-out conflict. China’s zero-COVID policy led to economic weakness and the country’s weakest GDP growth on record. As a result, late in the fiscal period, China’s government undertook some fiscal and monetary easing. China ultimately reopened the economy at the beginning of 2023. After a spike in infection rates and the associated slowdown in consumption, the Chinese economy began showing some signs of improvement during the latest quarter.

The return of higher interest rates and the threat of persistent inflation led to a challenging year in financial markets. Fundamentally, after a decade of easy monetary policy and extended periods of zero interest rates, investors were reminded that capital has a cost. In this context, market multiples contracted meaningfully, especially for the most highly valued growth stocks.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Ivy Science and Technology Fund declined as did its benchmark, the S&P North

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Portfolio management reviews

Delaware Ivy Science and Technology Fund

American Technology Sector Index. The Fund’s Class I shares declined 12.12%. The Fund’s Class A shares fell 12.32% at net asset value and fell 17.36% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 11.73%. For complete, annualized performance of Delaware Ivy Science and Technology Fund, please see the table on page 33.

During the fiscal year, information technology (IT) stocks came under significant pressure. Within this sector, the IT services and interactive media subsectors were the weakest performers. While still negative on an absolute basis, the hardware, semiconductor, and software subsectors outperformed the broader sector. The healthcare sector broadly outperformed the technology universe.

Relative outperformers in the Fund’s IT sector included ON Semiconductor Corp., Microchip Technology Inc., and T-Mobile US Inc. An underweight position in Amazon.com Inc. also contributed to relative performance. Positions in Snap Inc., Luminar Technologies Inc., and Workday Inc. were detractors, while an underweight position in Meta Platforms Inc. also hurt relative performance. Snap, Workday, and Meta Platforms are no longer Fund holdings.

During the reporting period, our exposure to healthcare underperformed the Fund’s all-technology benchmark. Since healthcare is not represented in the benchmark, the Fund’s allocation to the sector is an important distinction when comparing performance metrics. The Fund’s healthcare equipment subsector exposure drove the underperformance.

The Fund maintained a mid-single-digits average cash position during the fiscal year, which positively contributed to relative performance due to the market’s overall decline.

As we entered fiscal 2023, we were concerned about the rising specter of inflation and tightening monetary policy. These concerns materialized with widespread pressure on higher multiple stocks within our universe. Given our market view and with our disciplined valuation approach to investing in innovation, we started the fiscal year with increased weightings in larger-capitalization companies and a healthy amount of cash. We anticipated opportunities over the course of the fiscal year to invest in what we considered to be attractive stocks at more compelling valuations. As the fiscal year progressed, we lowered our exposure to the “mega-cap” technology stocks and added a handful of what we consider to be attractively valued stocks that offered compelling innovation opportunities. This reduced exposure to the “mega-cap” technology stocks helped us during 2022, but hurt us in the first calendar quarter of 2023.

The Fund had approximately 65.8% of its equity exposure in the IT sector as of March 31, 2023. The overall exposure in IT is more appropriately assessed by including the communication services sector, which includes many companies previously in the IT sector. The Fund had approximately 10.9% of its equity assets in the communication services sector at fiscal year end, for a total of 76.7% of assets exposed to the IT and communication services sectors.

At the end of the reporting period, 7.5% of the Fund’s equity assets were in the healthcare sector. Our lower healthcare exposure compared to historical averages is primarily a result of reducing the Fund’s biotechnology weighting. In developing markets, as the standard of living increases, we believe the demand for quality healthcare should increase. In our opinion, biotechnology, healthcare IT systems, and pharmaceuticals are among the leading innovators and early adopters of new science and technology, so we continue to focus on companies in those areas.

The Fund’s “applied science and technology” holdings span several industries and sectors and, along with the consumer discretionary sector (largely Amazon.com), make up the remainder of the Fund’s equity composition. At the end of the fiscal year, the Fund’s cash position was 8.05% of net assets. We consistently have some cash on hand to take advantage of opportunities that may present themselves.

At the end of the Fund’s fiscal year, volatility continued in the equity markets. And, while volatility creates near-term uncertainty, we use these times in the market to opportunistically add new companies or adjust weightings to take advantage of what we believe are great long-term stories. We view our long-term investment horizon and concentrated Fund as compelling advantages during these times of market uncertainty.

We see innovation in the changes brought about by the work-from-home trend, the early development of the metaverse, and the continued electrification of transportation as potentially driving new investment opportunities. Additionally, the persisting supply chain shortages highlight the increasing value and integral role of semiconductors in the global economy.

As always, we will continue to carefully examine the macroeconomic factors underlying our investment universe, especially current issues like the regulatory risks facing big technology and China’s restrictive technology policies. We have high conviction that our attention to bottom-up (stock by stock) research, coupled with the innovation happening across the globe should continue to provide the Fund with potentially attractive investment opportunities.

The Fund’s use of foreign exchange (FX) currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

14

Portfolio management reviews

Delaware Real Estate Securities Fund	March 31, 2023 (Unaudited)

Performance preview (for the year ended March 31, 2023)

Delaware Real Estate Securities Fund (Class I shares)	1-year return	-20.02%	*
Delaware Real Estate Securities Fund (Class A shares)	1-year return	-20.26%
FTSE Nareit Equity REITs Index (benchmark)	1-year return	-19.22%

Past performance does not guarantee future results.

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

For complete, annualized performance for Delaware Real Estate Securities Fund, please see the table on page 36.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no distribution and service fee. The performance of Class A shares excludes the applicable sales charge. The performance of both Class I shares and Class A shares reflects the reinvestment of all distributions. Please see page 38 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks to provide total return through capital appreciation and current income.

Significant Fund event

On May 19, 2022, the Board of Trustees of the Ivy Funds (“Board”) approved the termination of the Sub-Advisory Agreement between Delaware Management Company (the “Manager” or “DMC”), and Securian Asset Management, Inc. as it relates to the Fund. In addition, the Board approved the transition of day-to-day portfolio management responsibilities to the Macquarie Global Listed Real Estate team (“GLRE team”), whose members provide services via DMC and DMC’s affiliated sub-advisors. Accordingly, the Board approved the appointment of the following affiliated sub-advisors of the Manager: Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”). In addition, the Board approved the appointment of MFMHKL and MIMGL to provide trading and quantitative support services to the Fund. Further, the Board approved a name change of the Fund, with all such changes to take effect on or about July 31, 2022 (the “Effective Date”). Please note that, as of May 2, 2023, MFMHKL is no longer an affiliated sub-advisor for the Fund.

Market review

During the Fund’s fiscal year, investors learned there is no good place to hide when inflation takes hold. With its inflation-fighting credentials in question, the US Federal Reserve got serious, setting the stage for a tightening cycle at the same time the economy was already slowing. Investors hoped for the best but prepared for the worst as recession worries had taken firm hold.

Real estate stocks struggled under the same forces as the broader equities market, with the added dread that stagflation could be on the horizon. Amid a constant barrage of higher inflation readings, aggressive Fed action, and plummeting consumer confidence, the sector delivered poor results as measured by the FTSE Nareit Equity REITs Index. Simply put, there were very few places to hide within real estate investment trusts (REITs).

Over the period of August 1, 2022 through March 31, 2023, the FTSE Nareit Equity REITs Index was down 9.94%. The index performed well into January 2023 but was somewhat negatively impacted by banking sector stresses, credit tightening, and increased investor belief in a second half of the year recession scenario. The 10-year Treasury yield began March 2023 at around 4% before finishing the month lower, falling to around 3.5%. High beta names were the worst performers over the eight-month period. Businesses with high cyclicality, high exposure to the US economy, and higher levels of debt on average saw the largest drawdowns, particularly the office segment. In terms of sectors, retail and gaming were the strongest-performing sectors over the eight-month period.

Within the Fund

For the fiscal year ended March 31, 2023, Delaware Real Estate Securities Fund declined, underperforming its benchmark, the FTSE Nareit Equity REITs Index, which also declined. The Fund’s Class I shares fell 20.02%. The Fund’s Class A shares declined 20.26% at net asset value and declined 24.85% at maximum offering price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark declined 19.22%. For complete annualized performance of Delaware Real Estate Securities Fund, please see the table on page 36.

During the August 1, 2022 through March 31, 2023 period in which the Macquarie Global Listed Real Estate team managed the Fund, merger and acquisition activity continued to be top of mind in the storage sector, as rumors of Extra Space Storage REIT Inc. weighing a bid for Life Storage Inc. came out after Life Storage publicly rejected a bid by Public Storage REIT to buy its business in

15

Portfolio management reviews

Delaware Real Estate Securities Fund

February. Life Storage released its updated proxy statement, which improved the change in control provisions for its executive officers, a move that could push the company closer to accepting a bid. We continue to favor storage, which remains one of the Fund’s core overweight positions as we believe the current discounted valuations are low relative to the businesses’ long-term growth. Although these names are shorter duration in nature, we think they offer an affordable storage alternative to both consumers and small businesses, remain well occupied, and have strong pricing power.

Gaming continues to perform well, with no signs of slowing casino demand. Investors continue to favor businesses with leases exposed to higher-than-expected Consumer Price Index numbers within lease escalators and healthy growth prospects. We continue to monitor the unemployment backdrop, as we remain cautious given the sustained strength of the US job market despite the Fed’s rate hikes and other macroeconomic headwinds. We think any meaningful uptick in unemployment could affect discretionary spending in gaming, but these signs have yet to appear, and we remain optimistic on gaming.

In Canada, the federal government released its budget, which was closely watched by REIT investors for any ramifications in the multifamily space. The updated budget didn’t offer any guidance on potential legislation for REITs; instead, it hinted at the possibility of policy changes for corporate landlords. The budget offered no further clarity on exactly what would be done, if anything, and did not make any specific mention of REITs. While there remains an overhang from potential future legislation, we view this as a positive for Canadian multi-family residential given that it maintains the status quo. We think the softening of the language around policy changes is likely a good sign as well. We continue to believe the demand created by immigration into Canada, combined with a very tight housing market, lower supply growth, and the softening of regulatory headwinds will lead to better earnings growth, higher margins, and healthy occupancies going forward, in our opinion.

While certain Sun Belt markets are holding up and will likely sustain long-term demand, the large oncoming supply wave in this region gives us pause in the near term. Given the risks of rising unemployment into a recessionary environment, apartments remain relatively higher risk versus other components of the housing sector. Still, apartments have remained healthy in terms of occupancy and leasing volumes as the job market has remained quite strong.

Office continues to struggle, though we saw a rally in the last week of March 2023. We think this was more likely fueled by short covering rather than an improving operating environment or fundamentals. Banking sector stress in the beginning of March 2023 with the fall of Silicon Valley Bank impacted office REITs, particularly those with West Coast and life science exposure. Concerns over the health of regional banks, which hold a large amount of commercial real estate debt, as well as increased tightening of lending standards, remain a headwind to office names. Additionally, we have seen a few more tech-sector layoffs in March as well as space reductions. Defaults and vacancies continue to rise, even in high-end office buildings. We maintain an underweight position for the sector, though we recognize that select deep-value opportunities could emerge.

The Fund’s use of foreign exchange (FX) currency positions had a limited effect. Overall, derivatives were immaterial to the Fund’s performance during the fiscal year.

16

Performance summaries

Delaware Climate Solutions Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. April 3, 2006)
Excluding sales charge	+3.68%	-2.03%	-2.70%	—
Including sales charge	-2.27%	-3.18%	-3.28%	—
Class C (Est. April 3, 2006)
Excluding sales charge	+2.88%	-2.74%	-3.22%	—
Including sales charge	+1.88%	-2.74%	-3.22%	—
Class I (Est. April 2, 2007)
Excluding sales charge	+3.97%	-1.66%	-2.33%	—
Including sales charge	+3.97%	-1.66%	-2.33%	—
Class R (Est. December 19, 2012)
Excluding sales charge	+3.31%	-2.37%	-2.96%	—
Including sales charge	+3.31%	-2.37%	-2.96%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	+4.03%	-1.66%	—	-5.39%
Including sales charge	+4.03%	-1.66%	—	-5.39%
Class Y (Est. April 3, 2006)
Excluding sales charge	+3.69%	-2.01%	-2.62%	—
Including sales charge	+3.69%	-2.01%	-2.62%	—
MSCI ACWI Investable Market Index (net)	-7.68%	+6.58%	+7.95%	—
MSCI ACWI Investable Market Index (gross)	-7.21%	+7.10%	+8.49%	—
S&P 1500 Energy Sector Index	+11.92%	+8.60%	+3.60%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 19. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

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Performance summaries

Delaware Climate Solutions Fund

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Using ESG criteria in the investment process may exclude certain companies for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG factors. In addition, because company greenhouse gas (GHG) emissions data are not standardized (and are further subject to estimation error when not company-reported), the data sets the Fund must rely on may imperfectly represent companies’ true GHG emissions. Also, the company emissions targets that the Manager sets are based on model assumptions and estimations that carry the inherent risk associated with any modeling or estimating process.

Investing in energy securities may include price fluctuation caused by real and perceived inflationary trends and political developments, the cost assumed in complying with environmental safety regulations, changing demand for different types of energy, changes in methods for conserving energy, the uncertain success rates for exploration projects, tax and other governmental regulations, and other risks associated with generating or distributing energy.

The Fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the portfolio. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a non-diversified portfolio may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

The Fund’s focus on securities of issuers that seek to reduce, displace, and/or sequester GHG emissions or help others to do so may affect the Fund’s exposure to certain sectors or types of investments. The Fund’s relative investment performance may also be impacted depending on whether such sectors or investments are in or out of favor with the market. Certain investments may be dependent on US and foreign government policies, including tax incentives and subsidies, as well as on political support for certain environmental initiatives and developments affecting companies focused on sustainable energy and climate change solutions generally.

The Fund may invest in initial public offerings (IPOs), which can have a significant positive impact on the Fund’s performance that may not be replicated in the future.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

18

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.72%	2.34%	1.14%	1.73%	0.99%	1.38%
Net expenses (including fee waivers, if any)	1.24%	1.99%	0.99%	1.49%	0.99%	1.24%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
MSCI ACWI Investable Market Index (gross)	$10,000	$22,597
MSCI ACWI Investable Market Index (net)	$10,000	$21,484
S&P 1500 Energy Sector Index	$10,000	$14,245
Delaware Climate Solutions Fund – Class I shares	$10,000	$7,903
Delaware Climate Solutions Fund – Class A shares	$9,425	$7,166

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 19. Please note additional details on pages 17 through 20.

19

Performance summaries

Delaware Climate Solutions Fund

The graph also assumes $10,000 invested in the MSCI ACWI Investable Market Index and the S&P 1500 Energy Sector Index as of March 31, 2013.

The MSCI ACWI (All Country World) Investable Market Index (IMI) represents large-, mid-, and small-cap stocks across 23 developed market countries and 24 emerging market countries. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The S&P 1500 Energy Sector Index comprises those companies included in the S&P Composite 1500® that are classified as members of the GICS® Energy sector.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IEYAX	466000395
Class C	IEYCX	466000379
Class I	IVEIX	466000148
Class R	IYEFX	465899367
Class R6	IENRX	46600A807
Class Y	IEYYX	466000361
20

Performance summaries

Delaware Global Real Estate Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	Lifetime
Class A (Est. April 1, 2013)
Excluding sales charge	-20.45%	+2.10%	+2.60%
Including sales charge	-25.05%	+0.90%	+2.00%
Class C (Est. April 1, 2013)
Excluding sales charge	-21.14%	+1.35%	+1.84%
Including sales charge	-21.83%	+1.35%	+1.84%
Class I (Est. April 1, 2013)
Excluding sales charge	-20.24%	+2.51%	+2.82%
Including sales charge	-20.24%	+2.51%	+2.82%
Class R (Est. April 1, 2013)
Excluding sales charge	-20.76%*	+1.76%	+2.13%
Including sales charge	-20.76%	+1.76%	+2.13%
Class R6 (Est. July 5, 2017)
Excluding sales charge	-20.21%	+2.51%	+2.52%
Including sales charge	-20.21%	+2.51%	+2.52%
Class Y (Est. April 1, 2013)
Excluding sales charge	-20.49%	+2.13%	+2.74%
Including sales charge	-20.49%	+2.13%	+2.74%
FTSE EPRA Nareit Developed Index	-20.63%	+1.79%	+3.44%**

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

**The benchmark lifetime return is for Class I share comparison only and is calculated using the Fund’s Class I inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

21

Performance summaries

Delaware Global Real Estate Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.76%	2.21%	1.36%	1.97%	1.30%	1.65%
Net expenses (including fee waivers, if any)	1.30%	2.05%	1.05%	1.55%	1.05%	1.30%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
22

Performance of a $10,000 investment1

For the period April 1, 2013 (Fund’s inception date) through March 31, 2023

	Starting value	Ending value
FTSE EPRA Nareit Developed Index	$10,000	$13,935
Delaware Global Real Estate Fund – Class I shares	$10,000	$13,209
Delaware Global Real Estate Fund – Class A shares	$9,425	$12,187

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on April 1, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 23.

The graph also assumes $10,000 invested in the FTSE EPRA Nareit Developed Index as of March 31, 2013. The FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IREAX	465899359
Class C	IRECX	465899334
Class I	IRESX	465899326
Class R	IRERX	465899318
Class R6	IRENX	46600A245
Class Y	IREYX	465899292
23

Performance summaries

Delaware Ivy Asset Strategy Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. July 10, 2000)
Excluding sales charge	-4.79%	+5.84%	+4.48%	—
Including sales charge	-10.27%	+4.59%	+3.86%	—
Class C (Est. April 20, 1995)
Excluding sales charge	-5.80%	+4.99%	+3.87%	—
Including sales charge	-6.59%	+4.99%	+3.87%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-4.58%	+6.11%	+4.74%	—
Including sales charge	-4.58%	+6.11%	+4.74%	—
Class R (Est. July 31, 2008)
Excluding sales charge	-5.10%	+5.50%	+4.12%	—
Including sales charge	-5.10%	+5.50%	+4.12%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-4.39%	+6.25%	—	+3.70%
Including sales charge	-4.39%	+6.25%	—	+3.70%
Class Y (Est. December 29, 1995)
Excluding sales charge	-4.72%	+5.87%	+4.50%	—
Including sales charge	-4.72%	+5.87%	+4.50%	—
MSCI ACWI Index (net)	-7.44%	+6.93%	+8.06%	—
MSCI ACWI Index (gross)	-6.96%	+7.46%	+8.62%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 25. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

24

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.11%	1.92%	0.88%	1.46%	0.72%	1.11%
Net expenses (including fee waivers, if any)	1.11%	1.92%	0.88%	1.46%	0.72%	1.11%

Type of waiver	n/a	n/a	n/a	n/a	n/a	Contractual
25

Performance summaries

Delaware Ivy Asset Strategy Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
MSCI ACWI Index (gross)	$10,000	$22,859
MSCI ACWI Index (net)	$10,000	$21,708
Delaware Ivy Asset Strategy Fund – Class I shares	$10,000	$15,892
Delaware Ivy Asset Strategy Fund – Class A shares	$9,425	$14,604

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 25. Please note additional details on pages 24 through 26.

The graph also assumes $10,000 invested in the MSCI ACWI Index as of March 31, 2013. The MSCI ACWI (All Country World Index) represents large- and mid-cap stocks across developed and emerging markets worldwide. The index covers approximately 85% of the global investable equity opportunity set. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WASAX	466000759
Class C	WASCX	466000734
Class I	IVAEX	466001864
Class R	IASRX	466000114
Class R6	IASTX	46600A104
Class Y	WASYX	466000726
26

Performance summaries

Delaware Ivy Balanced Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. November 16, 1987)
Excluding sales charge	-6.71%	+6.71%	+6.73%	—
Including sales charge	-12.08%	+5.45%	+6.10%	—
Class C (Est. December 8, 2003)
Excluding sales charge	-7.58%*	+5.88%	+6.13%	—
Including sales charge	-8.32%	+5.88%	+6.13%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-6.52%	+6.96%	+6.99%	—
Including sales charge	-6.52%	+6.96%	+6.99%	—
Class R (Est. December 19, 2012)
Excluding sales charge	-6.97%	+6.33%	+6.37%	—
Including sales charge	-6.97%	+6.33%	+6.37%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-6.39%	+7.10%	—	+6.25%
Including sales charge	-6.39%	+7.10%	—	+6.25%
Class Y (Est. December 8, 2003)
Excluding sales charge	-6.71%	+6.70%	+6.74%	—
Including sales charge	-6.71%	+6.70%	+6.74%	—
S&P 500 Index	-7.73%	+11.19%	+12.24%	—
Bloomberg US Aggregate Index	-4.78%	+0.91%	+1.36%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 28. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

27

Performance summaries

Delaware Ivy Balanced Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.04%	1.82%	0.84%	1.44%	0.70%	1.08%
Net expenses (including fee waivers, if any)	1.04%	1.82%	0.84%	1.34%	0.70%	1.07%

Type of waiver	n/a	n/a	n/a	Contractual	n/a	Contractual
28

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
S&P 500 Index	$10,000	$31,736
Delaware Ivy Balanced Fund – Class I shares	$10,000	$19,659
Delaware Ivy Balanced Fund – Class A shares	$9,425	$18,081
Bloomberg US Aggregate Index	$10,000	$11,451

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 28. Please note additional details on pages 27 through 29.

The graph also assumes $10,000 invested in the S&P 500 Index and the Bloomberg US Aggregate Index as of March 31, 2013.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IBNAX	465898625
Class C	IBNCX	465898591
Class I	IYBIX	465898146
Class R	IYBFX	465899375
Class R6	IBARX	46600A203
Class Y	IBNYX	465898583
29

Performance summaries

Delaware Ivy Natural Resources Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. January 2, 1997)
Excluding sales charge	-5.03%	+2.52%	-0.60%	—
Including sales charge	-10.49%	+1.32%	-1.18%	—
Class C (Est. January 2, 1997)
Excluding sales charge	-5.76%	+1.86%	-1.09%	—
Including sales charge	-6.68%	+1.86%	-1.09%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-4.73%	+3.07%	-0.08%	—
Including sales charge	-4.73%	+3.07%	-0.08%	—
Class R (Est. December 29, 2005)
Excluding sales charge	-5.21%	+2.51%	-0.65%	—
Including sales charge	-5.21%	+2.51%	-0.65%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-4.63%	+3.24%	—	-1.44%
Including sales charge	-4.63%	+3.24%	—	-1.44%
Class Y (Est. July 24, 2003)
Excluding sales charge	-4.95%	+2.84%	-0.32%	—
Including sales charge	-4.95%	+2.84%	-0.32%	—
S&P North American Natural Resources Sector Index	+0.73%	+7.85%	+3.04%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 31. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

30

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Because the Fund invests significantly in natural resources securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.83%	2.53%	1.22%	1.79%	1.05%	1.43%
Net expenses (including fee waivers, if any)	1.33%	2.08%	1.08%	1.58%	1.05%	1.33%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
31

Performance summaries

Delaware Ivy Natural Resources Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
S&P North American Natural Resources Sector Index	$10,000	$13,492
Delaware Ivy Natural Resources Fund – Class I shares	$10,000	$9,921
Delaware Ivy Natural Resources Fund – Class A shares	$9,425	$8,877

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 31. Please note additional details on pages 30 through 32.

The graph also assumes $10,000 invested in the S&P North American Natural Resources Sector Index as of March 31, 2013. The S&P North American Natural Resources Sector Index provides investors with a benchmark that represents US traded securities that are classified under the GICS® energy and materials sector, excluding the chemicals industry and steel subindustry.

The S&P 500 Index, mentioned on page 10, measures the performance of 500 mostly large-cap stocks weighted by market value and is often used to represent performance of the US stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IGNAX	465897429
Class C	IGNCX	465897395
Class I	IGNIX	465899508
Class R	IGNRX	465898310
Class R6	INRSX	46600A849
Class Y	IGNYX	465897122
32

Performance summaries

Delaware Ivy Science and Technology Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. July 3, 2000)
Excluding sales charge	-12.32%	+11.21%	+12.38%	—
Including sales charge	-17.36%	+9.90%	+11.71%	—
Class C (Est. July 31, 1997)
Excluding sales charge	-13.14%	+10.32%	+11.72%	—
Including sales charge	-13.71%	+10.32%	+11.72%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-12.12%*	+11.44%	+12.65%	—
Including sales charge	-12.12%	+11.44%	+12.65%	—
Class R (Est. December 29, 2005)
Excluding sales charge	-12.62%*	+10.79%	+11.99%	—
Including sales charge	-12.62%	+10.79%	+11.99%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-12.02%	+11.60%	—	+10.78%
Including sales charge	-12.02%	+11.60%	—	+10.78%
Class Y (Est. June 9, 1998)
Excluding sales charge	-12.34%	+11.21%	+12.39%	—
Including sales charge	-12.34%	+11.21%	+12.39%	—
S&P North American Technology Sector Index	-11.73%	+14.66%	+17.98%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 34. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

33

Performance summaries

Delaware Ivy Science and Technology Fund

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Because the Fund invests more than 25% of its total assets in the science and technology industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in this industry.

“Non-diversified” funds may allocate more of their net assets to investments in single securities than “diversified” funds. Resulting adverse effects may subject these funds to greater risks and volatility.

Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, the Fund’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of science and technology related securities. Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants, and obsolescence of existing technology.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.13%	1.92%	0.96%	1.55%	0.81%	1.20%
Net expenses (including fee waivers, if any)	1.13%	1.92%	0.96%	1.55%	0.81%	1.20%

Type of waiver	n/a	n/a	n/a	n/a	n/a	n/a
34

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
S&P North American Technology Sector Index	$10,000	$52,267
Delaware Ivy Science and Technology Fund – Class I shares	$10,000	$32,899
Delaware Ivy Science and Technology Fund – Class A shares	$9,425	$30,269

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 34. Please note additional details on pages 33 through 35.

The graph also assumes $10,000 invested in the S&P North American Technology Sector Index as of March 31, 2013. The S&P North American Technology Sector Index is a modified-capitalization weighted index providing investors with a benchmark that represents US securities classified under the GICS® technology sector and internet retail sub-industry.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	WSTAX	466000718
Class C	WSTCX	466000684
Class I	ISTIX	466001807
Class R	WSTRX	466000437
Class R6	ISTNX	46600A740
Class Y	WSTYX	466000676
35

Performance summaries

Delaware Real Estate Securities Fund	March 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through March 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. February 25, 1999)
Excluding sales charge	-20.26%	+6.08%	+5.80%	—
Including sales charge	-24.85%	+4.83%	+5.17%	—
Class C (Est. December 8, 2003)
Excluding sales charge	-20.95%*	+5.18%	+5.15%	—
Including sales charge	-21.54%	+5.18%	+5.15%	—
Class I (Est. April 2, 2007)
Excluding sales charge	-20.02%*	+6.44%	+6.21%	—
Including sales charge	-20.02%	+6.44%	+6.21%	—
Class R (Est. December 29, 2005)
Excluding sales charge	-20.45%*	+5.83%	+5.57%	—
Including sales charge	-20.45%	+5.83%	+5.57%	—
Class R6 (Est. July 31, 2014)
Excluding sales charge	-19.99%	+6.57%	—	+6.00%
Including sales charge	-19.99%	+6.57%	—	+6.00%
Class Y (Est. December 8, 2003)
Excluding sales charge	-20.22%*	+6.20%	+5.96%	—
Including sales charge	-20.22%	+6.20%	+5.96%	—
FTSE Nareit Equity REITs Index	-19.22%	+6.02%	+5.97%	—

*Total return for the report period presented in the table differs from the return in “Financial highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles required in the annual report.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 37. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class I shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class I shares pay no 12b-1 fee.

36

Effective July 1, 2021, Class N shares were renamed Class R6 shares. Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class Y shares are available only to certain investors. Class Y shares have an annual 12b-1 fee of 0.25% of average daily net assets.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class I	Class R	Class R6	Class Y
Total annual operating expenses (without fee waivers)	1.38%	2.33%	1.09%	1.69%	0.93%	1.31%
Net expenses (including fee waivers, if any)	1.20%	1.95%	0.95%	1.45%	0.93%	1.20%

Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual	Contractual
37

Performance summaries

Delaware Real Estate Securities Fund

Performance of a $10,000 investment1

For the period March 31, 2013 through March 31, 2023

	Starting value	Ending value
Delaware Real Estate Securities Fund – Class I shares	$10,000	$18,259
FTSE Nareit Equity REITs Index	$10,000	$17,863
Delaware Real Estate Securities Fund – Class A shares	$9,425	$16,554

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class I and Class A shares of the Fund on March 31, 2013, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations may have been in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 37. Please note additional details on pages 36 through 38.

The graph also assumes $10,000 invested in the FTSE Nareit Equity REITs Index as of March 31, 2013. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

The US Consumer Price Index (CPI), mentioned on page 16, is a measure of inflation that is calculated by the US Department of Labor, representing changes in prices of all goods and services purchased for consumption by urban households.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	IRSAX	465898476
Class C	IRSCX	465898450
Class I	IREIX	465899839
Class R	IRSRX	465898294
Class R6	IRSEX	46600A757
Class Y	IRSYX	465898443
38

Disclosure of Fund expenses

For the six-month period from October 1, 2022 to March 31, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from October 1, 2022 to March 31, 2023.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Delaware Climate Solutions Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,123.80	1.24%	$6.57
Class C	1,000.00	1,119.50	2.00%	10.57
Class I	1,000.00	1,126.40	0.99%	5.25
Class R	1,000.00	1,122.20	1.49%	7.88
Class R6	1,000.00	1,125.40	0.97%	5.14
Class Y	1,000.00	1,124.80	1.24%	6.57
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.75	1.24%	$6.24
Class C	1,000.00	1,014.96	2.00%	10.05
Class I	1,000.00	1,020.00	0.99%	4.99
Class R	1,000.00	1,017.50	1.49%	7.49
Class R6	1,000.00	1,020.09	0.97%	4.89
Class Y	1,000.00	1,018.75	1.24%	6.24

Delaware Global Real Estate Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,064.90	1.33%	$6.85
Class C	1,000.00	1,059.80	2.09%	10.73
Class I	1,000.00	1,065.20	1.05%	5.41
Class R	1,000.00	1,063.40	1.56%	8.03
Class R6	1,000.00	1,065.40	1.05%	5.41
Class Y	1,000.00	1,064.80	1.31%	6.74
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.33%	$6.69
Class C	1,000.00	1,014.51	2.09%	10.50
Class I	1,000.00	1,019.70	1.05%	5.29
Class R	1,000.00	1,017.15	1.56%	7.85
Class R6	1,000.00	1,019.70	1.05%	5.29
Class Y	1,000.00	1,018.40	1.31%	6.59
39

Disclosure of Fund expenses

Delaware Ivy Asset Strategy Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,146.80	1.16%	$6.21
Class C	1,000.00	1,140.00	2.29%	12.22
Class I	1,000.00	1,148.00	0.91%	4.87
Class R	1,000.00	1,145.30	1.50%	8.02
Class R6	1,000.00	1,149.30	0.79%	4.23
Class Y	1,000.00	1,147.80	1.11%	5.94
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.15	1.16%	$5.84
Class C	1,000.00	1,013.51	2.29%	11.50
Class I	1,000.00	1,020.39	0.91%	4.58
Class R	1,000.00	1,017.45	1.50%	7.54
Class R6	1,000.00	1,020.99	0.79%	3.98
Class Y	1,000.00	1,019.40	1.11%	5.59

Delaware Ivy Balanced Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,099.30	1.12%	$5.86
Class C	1,000.00	1,094.90	2.04%	10.65
Class I	1,000.00	1,101.10	0.90%	4.71
Class R	1,000.00	1,098.60	1.34%	7.01
Class R6	1,000.00	1,101.30	0.77%	4.03
Class Y	1,000.00	1,099.80	1.07%	5.60
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.35	1.12%	$5.64
Class C	1,000.00	1,014.76	2.04%	10.25
Class I	1,000.00	1,020.44	0.90%	4.53
Class R	1,000.00	1,018.25	1.34%	6.74
Class R6	1,000.00	1,021.09	0.77%	3.88
Class Y	1,000.00	1,019.60	1.07%	5.39

Delaware Ivy Natural Resources Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,077.70	1.32%	$6.84
Class C	1,000.00	1,073.80	2.06%	10.65
Class I	1,000.00	1,078.80	1.08%	5.60
Class R	1,000.00	1,076.30	1.59%	8.23
Class R6	1,000.00	1,079.30	1.05%	5.44
Class Y	1,000.00	1,077.60	1.32%	6.84
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.35	1.32%	$6.64
Class C	1,000.00	1,014.66	2.06%	10.35
Class I	1,000.00	1,019.55	1.08%	5.44
Class R	1,000.00	1,017.00	1.59%	8.00
Class R6	1,000.00	1,019.70	1.05%	5.29
Class Y	1,000.00	1,018.35	1.32%	6.64

Delaware Ivy Science and Technology Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,194.40	1.22%	$6.67
Class C	1,000.00	1,189.00	2.16%	11.79
Class I	1,000.00	1,195.70	0.99%	5.42
Class R	1,000.00	1,192.30	1.55%	8.47
Class R6	1,000.00	1,196.50	0.88%	4.82
Class Y	1,000.00	1,194.40	1.23%	6.73
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.22%	$6.14
Class C	1,000.00	1,014.16	2.16%	10.85
Class I	1,000.00	1,020.00	0.99%	4.99
Class R	1,000.00	1,017.20	1.55%	7.80
Class R6	1,000.00	1,020.54	0.88%	4.43
Class Y	1,000.00	1,018.80	1.23%	6.19
40

Delaware Real Estate Securities Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratio	Expenses Paid During Period 10/1/22 to 3/31/23*
Actual Fund return†
Class A	$1,000.00	$1,066.90	1.22%	$6.29
Class C	1,000.00	1,062.40	2.02%	10.39
Class I	1,000.00	1,067.90	0.95%	4.90
Class R	1,000.00	1,065.10	1.46%	7.52
Class R6	1,000.00	1,068.00	1.05%	5.41
Class Y	1,000.00	1,066.30	1.23%	6.34
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.85	1.22%	$6.14
Class C	1,000.00	1,014.86	2.02%	10.15
Class I	1,000.00	1,020.19	0.95%	4.78
Class R	1,000.00	1,017.65	1.46%	7.34
Class R6	1,000.00	1,019.70	1.05%	5.29
Class Y	1,000.00	1,018.80	1.23%	6.19

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected above and on the previous pages, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), including exchange-traded funds in which it invests. The tables above and on the previous pages do not reflect the expenses of any applicable Underlying Funds.

41

Security type / sector allocations and top 10 equity holdings

Delaware Climate Solutions Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	98.83%
Consumer Discretionary	3.50%
Consumer Staples	5.99%
Energy	16.98%
Financials	1.55%
Industrials	19.19%
Materials	11.89%
Real Estate	2.58%
Utilities*	37.15%
Total Value of Securities	98.83%
Receivables and Other Assets Net of Liabilities	1.17%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Utilities sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Utilities sector consisted of Electric Utilities, Independent Power and Renewable Electricity Producers, and Multi-Utilities. As of March 31, 2023, such amounts, as a percentage of total net assets were 21.26%, 10.13%, and 5.76% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Utilities sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Valero Energy	3.97%
Schneider Electric	3.78%
Denbury	3.74%
Schlumberger	3.74%
Iberdrola	3.61%
BorgWarner	3.51%
Cummins	3.38%
Alcoa	3.35%
Anglo American	3.32%
Terna – Rete Elettrica Nazionale	3.30%
42

Security type / country and sector allocations

Delaware Global Real Estate Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stocks by Country	99.55%
Australia	3.10%
Belgium	1.34%
Canada	2.32%
China/Hong Kong	0.21%
France	1.04%
Germany	1.58%
Hong Kong	5.55%
Japan	10.42%
Singapore	3.95%
Spain	1.33%
Sweden	1.09%
United Kingdom	4.15%
United States	63.47%
Short-Term Investments	0.05%
Total Value of Securities	99.60%
Receivables and Other Assets Net of Liabilities	0.40%
Total Net Assets	100.00%

Common stocks by sector	Percentage of net assets
Communications	1.37%
Consumer Cyclical	1.53%
Real Estate	9.10%
REIT Diversified	20.32%
REIT Healthcare	6.63%
REIT Hotel	1.75%
REIT Industrial	13.95%
REIT Information Technology	0.43%
REIT Mall	1.00%
REIT Manufactured Housing	3.45%
REIT Multifamily	12.31%
REIT Office	6.06%
REIT Retail	1.61%
REIT Self-Storage	8.93%
REIT Shopping Center	6.12%
REIT Single Tenant	4.99%
Total	99.55%
43

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Asset Strategy Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.32%
Agency Mortgage-Backed Securities	2.95%
Convertible Bond	0.29%
Corporate Bonds	12.92%
Banking	1.35%
Basic Industry	0.12%
Capital Goods	0.18%
Communication Services	2.61%
Communications	0.35%
Consumer Cyclical	0.16%
Consumer Discretionary	1.87%
Consumer Non-Cyclical	0.32%
Electric	0.44%
Energy	3.13%
Finance Companies	0.17%
Industrials	0.43%
Information Technology	0.08%
Insurance	0.67%
Materials	0.36%
Natural Gas	0.02%
Real Estate Investment Trusts	0.01%
Technology	0.50%
Transportation	0.15%
Municipal Bonds	0.08%
Non-Agency Collateralized Mortgage Obligations	0.35%
Non-Agency Commercial Mortgage-Backed Securities	1.10%
Loan Agreements	2.20%
US Treasury Obligations	2.89%
Common Stocks	66.40%
Communication Services	4.53%

Security type / sector	Percentage of net assets
Consumer Discretionary	7.99%
Consumer Staples	5.25%
Energy	4.12%
Financials	7.55%
Healthcare	11.00%
Industrials	8.23%
Information Technology	15.55%
Materials	0.62%
Utilities	1.56%
Exchange-Traded Funds	2.69%
Bullion	5.21%
Short-Term Investments	2.57%
Total Value of Securities	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	2.35%
Mastercard Class A	1.61%
Deutsche Telekom	1.51%
Canadian Natural Resources	1.50%
UnitedHealth Group	1.44%
Airbus	1.44%
Regeneron Pharmaceuticals	1.38%
Reckitt Benckiser Group	1.37%
Procter & Gamble	1.36%
Vertex Pharmaceuticals	1.32%
44

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Balanced Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	0.95%
Agency Mortgage-Backed Securities	9.59%
Corporate Bonds	10.76%
Banking	2.02%
Basic Industry	0.23%
Capital Goods	0.72%
Communications	1.81%
Consumer Cyclical	0.21%
Consumer Non-Cyclical	0.66%
Electric	1.25%
Energy	0.78%
Finance Companies	0.53%
Insurance	0.94%
Natural Gas	0.07%
Real Estate Investment Trusts	0.23%
Technology	1.12%
Transportation	0.19%
Non-Agency Collateralized Mortgage Obligations	0.10%
Non-Agency Commercial Mortgage-Backed Securities	3.49%
US Treasury Obligations	10.07%
Common Stocks	57.79%
Communication Services	3.29%
Consumer Discretionary	4.95%
Consumer Staples	2.18%
Energy	1.59%
Financials	8.94%
Healthcare	7.59%
Industrials	5.65%
Information Technology	19.14%
Materials	2.64%
Utilities	1.82%
Exchange-Traded Funds	3.91%
Options Purchased	0.03%
Short-Term Investments	3.66%
Total Value of Securities Before Options Written	100.35%
Options Written	(0.02)%
Liabilities Net of Receivables and Other Assets	(0.33)%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	4.61%
UnitedHealth Group	3.01%
Apple	2.55%
HCA Healthcare	1.91%
TE Connectivity	1.91%
Microchip Technology	1.86%
NextEra Energy	1.82%
Amazon.com	1.75%
AutoZone	1.67%
Airbus ADR	1.63%
45

Security type / country and sector allocations

Delaware Ivy Natural Resources Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / country	Percentage of net assets
Closed-Ended Trust	2.51%
Common Stocks by Country	96.97%
Brazil	4.45%
Burkina Faso	1.04%
Canada	12.61%
Hong Kong	0.00%
Netherlands	4.38%
South Africa	3.16%
United Kingdom	3.10%
United States	68.23%
Short-Term Investments	0.92%
Total Value of Securities	100.40%
Liabilities Net of Receivables and Other Assets	(0.40)%
Total Net Assets	100.00%

Common stocks by sector	Percentage of net assets
Consumer Discretionary	0.49%
Consumer Staples	7.49%
Energy*	41.79%
Financials	0.54%
Industrials	6.25%
Materials*	38.36%
Real Estate	2.05%
Total	96.97%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Energy and Materials sectors (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Energy sector consisted of Energy-Alternate Sources, Oil & Gas, and Oil & Gas Services. As of March 31, 2023, such amounts, as a percentage of total net assets were 1.09%, 36.95%, and 3.75%, respectively. The Materials sector consisted of Biotechnology, Building Materials, Chemicals, Forest Products & Paper, Iron/Steel, and Mining. As of March 31, 2023, such amounts, as a percentage of total net assets were 1.07%, 1.42%, 6.76%, 1.35%, 0.94%, and 26.82%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Energy and Materials sector for financial reporting purposes may exceed 25%.

46

Security type / sector allocations and top 10 equity holdings

Delaware Ivy Science and Technology Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	92.15%
Communication Services	10.91%
Consumer Discretionary	7.01%
Healthcare	7.51%
Industrials	0.89%
Information Technology*	65.83%
Short-Term Investments	6.03%
Total Value of Securities	98.18%
Receivables and Other Assets Net of Liabilities	1.82%
Total Net Assets	100.00%

*To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940, as amended). The Information Technology sector consisted of Commercial Services, Computers, Diversified Financial Services, Electronics, Internet, Office/Business Equipment, Semiconductors, and Software. As of March 31, 2023, such amounts, as a percentage of total net assets were 3.12%, 10.00%, 2.75%, 2.05%, 3.82%, 3.08%, 25.08%, and 15.93%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the Information Technology sector for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	8.27%
ASML Holding	4.99%
Amazon.com	4.45%
Seagate Technology Holdings	4.33%
Analog Devices	3.81%
T-Mobile US	3.76%
Pinterest Class A	3.64%
NVIDIA	3.52%
Apple	3.48%
Microchip Technology	3.47%
47

Security type / sector allocations and top 10 equity holdings

Delaware Real Estate Securities Fund	As of March 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	97.21%
REIT Healthcare	9.45%
REIT Hotel	2.71%
REIT Industrial	15.09%
REIT Information Technology	17.14%
REIT Mall	2.72%
REIT Manufactured Housing	5.04%
REIT Multifamily	14.34%
REIT Office	5.23%
REIT Self-Storage	10.74%
REIT Shopping Center	6.55%
REIT Single Tenant	7.79%
Telecommunication Services	0.41%
Short-Term Investments	0.80%
Total Value of Securities	98.01%
Receivables and Other Assets Net of Liabilities	1.99%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Prologis	9.63%
Welltower	6.61%
Equinix	6.25%
VICI Properties	4.68%
Realty Income	4.63%
Digital Realty Trust	4.54%
Public Storage	4.01%
Extra Space Storage	3.95%
Equity Residential	3.87%
Alexandria Real Estate Equities	3.78%
48

Schedules of investments

Delaware Climate Solutions	Fund March 31, 2023

	Number of shares	Value (US $)
Common Stocks — 98.83% t
Consumer Discretionary — 3.50%
BorgWarner	173,630	$8,526,969
		8,526,969
Consumer Staples — 5.99%
Archer-Daniels-Midland	92,142	7,340,032
Darling Ingredients †	123,673	7,222,503
		14,562,535
Energy — 16.98%
Denbury †	103,910	9,105,633
Equinor	207,857	5,909,046
Occidental Petroleum	120,876	7,546,289
Schlumberger	185,015	9,084,237
Valero Energy	69,139	9,651,804
		41,297,009
Financials — 1.55%
Rice Acquisition Class A †	368,650	3,773,133
		3,773,133
Industrials — 19.19%
AP Moller - Maersk Class B	1,846	3,355,492
Cummins	34,424	8,223,205
Kingspan Group	112,374	7,700,466
Li-Cycle Holdings †	503,148	2,832,723
NuScale Power †	320,060	2,909,345
Schneider Electric	54,991	9,190,312
Sunrun †	237,504	4,785,706
Waste Management	47,095	7,684,491
		46,681,740
Materials — 11.89%
Alcoa	191,357	8,144,154
Anglo American	242,950	8,080,886
Holcim	80,956	5,220,961
Nutrien	101,167	7,471,183
		28,917,184
Real Estate — 2.58%
Weyerhaeuser	208,180	6,272,464
		6,272,464
Utilities — 37.15%
AES	328,578	7,912,157
Ameren	83,854	7,244,147
American Electric Power	75,611	6,879,845
CMS Energy	110,150	6,761,007
Iberdrola	705,504	8,789,033
NextEra Energy	85,900	6,621,172
Northland Power	228,982	5,740,222
Orsted 144A #	79,037	6,739,326
ReNew Energy Global Class A †	550,823	3,095,625
RWE	183,370	7,890,115
SSE	350,089	7,811,835
Terna - Rete Elettrica Nazionale	979,192	8,036,608
Xcel Energy	101,358	6,835,584
		90,356,676
Total Common Stocks (cost $231,520,164)		240,387,710
Total Value of Securities—98.83% (cost $231,520,164)		$240,387,710

t	Narrow industries are utilized for compliance purposes for concentration whereas broad sectors are used for financial reporting.
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $6,739,326, which represents 2.77% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

49

Schedules of investments

Delaware Global Real Estate Fund	March 31, 2023

	Number of shares	Value (US $)
Common Stocks – 99.55%Δ
Australia – 3.10%
Charter Hall Group	26,194	$194,585
Goodman Group	30,212	383,386
HealthCo REIT	107,897	96,646
Lifestyle Communities	9,478	101,557
National Storage REIT	124,468	210,812
NEXTDC †	14,813	104,828
		1,091,814
Belgium – 1.34%
Aedifica	1,733	139,618
Warehouses De Pauw CVA	11,142	331,320
		470,938
Canada – 2.32%
Boardwalk Real Estate Investment Trust	4,438	181,066
Canadian Apartment Properties REIT	9,486	332,765
InterRent Real Estate Investment Trust	15,588	154,438
SmartCentres Real Estate Investment Trust	7,651	150,416
		818,685
China/Hong Kong – 0.21%
China Resources Land	16,000	72,862
		72,862
France – 1.04%
Gecina	2,297	238,430
Unibail-Rodamco-Westfield †	2,359	126,928
		365,358
Germany – 1.58%
Aroundtown	36,563	52,268
LEG Immobilien	3,328	182,894
Vonovia	17,046	321,058
		556,220
Hong Kong – 5.55%
CK Asset Holdings	58,500	354,666
Link REIT	88,166	566,928
Sun Hung Kai Properties	59,500	833,572
Wharf Real Estate Investment	35,000	201,508
		1,956,674
Japan – 10.42%
Industrial & Infrastructure Fund Investment	214	232,912
Japan Real Estate Investment	65	259,041
Kenedix Retail REIT	55	97,455
Mitsubishi Estate	63,450	754,717
Mitsubishi Estate Logistics REIT Investment	101	297,597
Nomura Real Estate Master Fund	519	581,585
Sekisui House	21,400	436,158
Sumitomo Realty & Development	16,800	379,368
Tokyu REIT	160	218,437
United Urban Investment	386	416,469
		3,673,739
Singapore – 3.95%
CapitaLand Integrated Commercial Trust	162,400	242,208
Capitaland Investment	95,300	264,412
Mapletree Logistics Trust	399,600	515,470
Mapletree Pan Asia Commercial Trust	272,300	369,188
		1,391,278
Spain – 1.33%
Cellnex Telecom 144A #	7,285	283,297
Inmobiliaria Colonial Socimi	29,071	184,242
		467,539
Sweden – 1.09%
Castellum	8,771	102,040
Fabege	14,386	110,342
Fastighets Balder Class B †	21,094	86,666
Wihlborgs Fastigheter	11,348	86,959
		386,007
United Kingdom – 4.15%
Big Yellow Group	20,738	298,951
Derwent London	4,280	124,570
Land Securities Group	30,188	231,740
Segro	35,025	333,641
Shaftesbury Capital	80,269	113,576
UNITE Group	30,543	361,850
		1,464,328
United States – 63.47%
Agree Realty	5,651	387,715
Alexandria Real Estate Equities	8,054	1,011,502
American Homes 4 Rent Class A	15,675	492,979
American Tower	1,631	333,279
Americold Realty Trust	16,691	474,859
Apple Hospitality REIT	15,611	242,283
Boston Properties	5,677	307,239
Digital Realty Trust	12,125	1,192,009
DigitalBridge Group	7,754	92,971
Equinix	1,734	1,250,283
Equity LifeStyle Properties	7,924	531,938
Equity Residential	15,318	919,080
Essex Property Trust	2,424	506,955
Extra Space Storage	6,194	1,009,188
Federal Realty Investment Trust	3,041	300,542
First Industrial Realty Trust	7,927	421,716
Healthpeak Properties	26,756	587,829
Invitation Homes	7,471	233,319
Kimco Realty	27,459	536,274
Kite Realty Group Trust	19,183	401,308
Life Storage	6,277	822,852
50

	Number of shares	Value (US $)
Common StocksΔ (continued)
United States (continued)
Mid-America Apartment Communities	612	$92,437
NETSTREIT	16,348	298,842
Prologis	17,956	2,240,369
Public Storage	2,666	805,505
Realty Income	16,977	1,074,984
Rexford Industrial Realty	8,953	534,047
Ryman Hospitality Properties	2,333	209,340
SBA Communications	581	151,682
Simon Property Group	3,155	353,265
Spirit Realty Capital	7,417	295,493
Sun Communities	4,857	684,254
UDR	18,121	744,048
VICI Properties	35,328	1,152,399
Welltower	21,078	1,511,082
Xenia Hotels & Resorts	12,751	166,911
		22,370,778
Total Common Stocks (cost $34,954,662)		35,086,220

Short-Term Investments – 0.05%
Money Market Mutual Funds – 0.05%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	4,171	4,171
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	4,171	4,171
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	4,171	4,171
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	4,170	4,170
Total Short-Term Investments (cost $16,683)		16,683
Total Value of Securities – 99.60% (cost $34,971,345)		$35,102,903

Δ	Securities have been classified by country of risk.
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $283,297, which represents 0.80% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

Summary of abbreviations:

CVA – Certified Dutch Certificate

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

51

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund	March 31, 2023

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.32%
Fannie Mae REMICs
Series 2015-18 NS 1.275% (6.12% minus LIBOR01M, Cap 6.12%) 4/25/45 Σ, •	3,967,126	$485,683
Series 2015-37 SB 0.775% (5.62% minus LIBOR01M, Cap 5.62%) 6/25/45 Σ, •	8,488,408	795,348
Series 2016-48 US 1.255% (6.10% minus LIBOR01M, Cap 6.10%) 8/25/46 Σ, •	10,122,865	844,965
Series 2017-33 AI 4.50% 5/25/47 Σ	3,683,691	542,575
Series 2019-13 IP 5.00% 3/25/49 Σ	2,601,254	516,866
Series 4740 SB 1.466% (6.15% minus LIBOR01M, Cap 6.15%) 11/15/47 Σ, •	3,902,852	441,202
GNMA
Series 2021-162 IN 3.00% 9/20/51 Σ	16,393,173	2,263,030
Total Agency Collateralized Mortgage Obligations (cost $7,765,265)		5,889,669

Agency Mortgage-Backed Securities — 2.95%
Fannie Mae S.F. 30 yr
2.00% 3/1/51	3,955,559	3,279,792
2.50% 4/1/51	1,914,231	1,650,291
3.00% 4/1/47	1,982,331	1,812,693
3.00% 12/1/51	2,251,522	2,037,450
3.00% 2/1/52	420,097	378,531
3.50% 6/1/52	3,975,201	3,694,007
4.50% 10/1/52	2,315,206	2,268,269
5.00% 9/1/52	1,990,572	1,985,087
5.50% 8/1/52	2,316,228	2,347,905
5.50% 3/1/53	2,306,021	2,329,208
Freddie Mac S.F. 20 yr
2.50% 2/1/42	1,138,566	1,008,696
3.00% 3/1/37	927,081	868,878
Freddie Mac S.F. 30 yr
2.50% 1/1/52	4,982,525	4,310,762
3.00% 12/1/46	1,959,709	1,793,305
3.00% 1/1/52	943,150	847,465
3.50% 6/1/47	2,539,348	2,397,380
3.50% 4/1/52	2,410,508	2,244,706
4.00% 8/1/52	2,628,952	2,528,965
4.00% 9/1/52	2,046,443	1,964,620
4.50% 9/1/52	5,094,923	5,008,409
5.00% 7/1/52	1,865,490	1,863,083
5.50% 9/1/52	497,245	510,172
Freddie Mac S.F. 30 yr
5.50% 2/1/53	3,457,249	3,514,638
GNMA II S.F. 30 yr
3.00% 12/20/51	675,692	616,647
5.00% 9/20/52	2,337,168	2,341,398
Total Agency Mortgage-Backed Securities (cost $53,925,827)		53,602,357

Convertible Bond — 0.29%
New Cotai 5.00% exercise price $100.00, maturity date 2/2/ 27 =	2,063,385	5,255,840
Total Convertible Bond (cost $1,992,968)		5,255,840

Corporate Bonds — 12.92%
Banking — 1.35%
Banco de Credito del Peru 144A 3.125% 7/1/30 #, µ	1,562,000	1,407,385
Bank of America
2.482% 9/21/36 µ	695,000	528,296
6.204% 11/10/28 µ	470,000	491,751
Bank of New York Mellon 5.802% 10/25/28 µ	234,000	243,990
Barclays 7.385% 11/2/28 µ	305,000	323,557
BPCE 144A 5.125% 1/18/28 #	445,000	441,290
Citigroup 5.61% 9/29/26 µ	1,220,000	1,229,923
Citizens Bank 6.064% 10/24/25 µ	840,000	790,994
Credit Agricole 144A 5.301% 7/12/28 #	355,000	360,165
Credit Suisse 7.95% 1/9/25	250,000	254,440
Deutsche Bank
3.729% 1/14/32 µ	301,000	224,734
3.742% 1/7/33 µ	200,000	144,877
6.72% 1/18/29 µ	434,000	431,316
Fifth Third Bancorp 6.361% 10/27/28 µ	1,099,000	1,107,276
Fifth Third Bank 5.852% 10/27/25 µ	625,000	616,484
Goldman Sachs Group 1.542% 9/10/27 µ	2,600,000	2,289,393
Huntington National Bank
4.552% 5/17/28 µ	1,946,000	1,836,407
5.65% 1/10/30	330,000	316,488
Jefferies Financial Group 2.625% 10/15/31	2,195,000	1,679,522
JPMorgan Chase & Co. 1.953% 2/4/32 µ	410,000	330,106
KeyBank 5.00% 1/26/33	1,405,000	1,306,642
52

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
KeyBank 5.85% 11/15/27	205,000	$201,754
KeyCorp 4.789% 6/1/33 µ	448,000	401,522
Morgan Stanley
1.928% 4/28/32 µ	2,265,000	1,783,329
2.484% 9/16/36 µ	805,000	612,080
6.138% 10/16/26 µ	340,000	346,721
6.296% 10/18/28 µ	575,000	605,137
6.342% 10/18/33 µ	280,000	306,059
PNC Financial Services Group 5.671% 10/28/25 µ	495,000	495,614
Popular 7.25% 3/13/28	320,000	316,877
State Street
2.203% 2/7/28 µ	350,000	318,938
5.751% 11/4/26 µ	110,000	112,190
5.82% 11/4/28 µ	75,000	78,295
SVB Financial Group 4.57% 4/29/33 ‡	390,000	226,551
Toronto-Dominion Bank 4.108% 6/8/27	1,210,000	1,172,674
Truist Financial 6.123% 10/28/33 µ	298,000	312,929
US Bancorp
4.653% 2/1/29 µ	271,000	265,103
4.839% 2/1/34 µ	300,000	291,271
5.727% 10/21/26 µ	350,000	351,842
		24,553,922
Basic Industry — 0.12%
Celanese US Holdings
6.05% 3/15/25	1,015,000	1,021,533
6.165% 7/15/27	5,000	5,036
Nutrien 4.90% 3/27/28	170,000	170,078
Sherwin-Williams 2.90% 3/15/52	1,650,000	1,063,403
		2,260,050
Capital Goods — 0.18%
Boeing 4.875% 5/1/25	1,937,000	1,934,013
Eaton 4.15% 3/15/33	1,350,000	1,306,686
		3,240,699
Communication Services — 2.61%
Altice France Holding 144A 10.50% 5/15/27 #	8,387,000	6,423,603
CCO Holdings 144A 4.50% 8/15/30 #	8,000,000	6,769,080
Connect Finco 144A 6.75% 10/1/26 #	7,000,000	6,586,300
Consolidated Communications 144A 5.00% 10/1/28 #	684,000	465,314
Consolidated Communications 144A 6.50% 10/1/28 #	1,474,000	1,072,039
Directv Financing 144A 5.875% 8/15/27 #	7,420,000	6,727,417
Frontier Communications Holdings
5.875% 11/1/29	7,927,781	6,053,376
144A 6.00% 1/15/30 #	461,000	351,125
Gray Escrow II 144A 5.375% 11/15/31 #	4,780,000	3,179,345
Gray Television 144A 4.75% 10/15/30 #	4,830,000	3,211,950
Sirius XM Radio 144A 4.125% 7/1/30 #	8,155,000	6,675,928
		47,515,477
Communications — 0.35%
AT&T 3.50% 9/15/53	3,490,000	2,538,272
Charter Communications Operating 3.85% 4/1/61	1,790,000	1,118,317
Crown Castle
1.05% 7/15/26	735,000	648,073
2.10% 4/1/31	1,405,000	1,148,821
Discovery Communications 4.00% 9/15/55	400,000	265,808
Verizon Communications 2.875% 11/20/50	375,000	249,802
Warnermedia Holdings 144A 5.141% 3/15/52 #	445,000	361,049
		6,330,142
Consumer Cyclical — 0.16%
Amazon.com 2.50% 6/3/50	1,322,000	897,179
Aptiv 3.10% 12/1/51	1,890,000	1,200,316
VICI Properties 4.95% 2/15/30	945,000	887,711
		2,985,206
Consumer Discretionary — 1.87%
Bath & Body Works 6.875% 11/1/35	7,245,000	6,537,790
Carnival 144A 7.625% 3/1/26 #	7,735,000	7,065,768
Ford Motor 6.10% 8/19/32	7,000,000	6,793,227
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	7,565,000	6,687,460
Staples 144A 7.50% 4/15/26 #	7,809,000	6,849,274
		33,933,519
Consumer Non-Cyclical — 0.32%
Amgen
5.15% 3/2/28	225,000	229,850
5.25% 3/2/30	270,000	276,245
5.25% 3/2/33	468,000	481,079
5.65% 3/2/53	195,000	203,135
53

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
CVS Health
2.70% 8/21/40	1,655,000	$1,185,276
4.78% 3/25/38	555,000	529,467
GE HealthCare Technologies
144A 5.60% 11/15/25 #	285,000	288,607
144A 5.65% 11/15/27 #	285,000	294,745
JBS USA Lux 144A 3.00% 2/2/29 #	558,000	476,769
JBS USA LUX 144A 3.625% 1/15/32 #	2,000,000	1,659,440
Zoetis 5.40% 11/14/25	165,000	167,873
		5,792,486
Electric — 0.44%
AEP Transmission 5.40% 3/15/53	130,000	135,619
Appalachian Power 4.50% 8/1/32	1,375,000	1,320,974
Berkshire Hathaway Energy 2.85% 5/15/51	1,725,000	1,188,181
Duke Energy Carolinas 4.95% 1/15/33	285,000	293,063
Exelon 5.30% 3/15/33	245,000	249,493
Indianapolis Power & Light 144A 5.65% 12/1/32 #	430,000	452,181
National Rural Utilities
Cooperative Finance 5.80% 1/15/33	80,000	85,274
NextEra Energy Capital Holdings 3.00% 1/15/52	425,000	286,952
NRG Energy
144A 2.00% 12/2/25 #	3,470,000	3,128,104
144A 2.45% 12/2/27 #	390,000	333,970
PacifiCorp 5.35% 12/1/53	230,000	235,891
Public Service of Colorado 5.25% 4/1/53	280,000	285,641
		7,995,343
Energy — 3.13%
BP Capital Markets America
2.721% 1/12/32	530,000	462,377
2.939% 6/4/51	1,255,000	872,004
4.812% 2/13/33	255,000	259,018
Diamondback Energy 4.25% 3/15/52	510,000	400,977
Enbridge 5.70% 3/8/33	175,000	182,130
Energy Transfer
5.75% 2/15/33	93,000	95,348
6.75% 5/15/25 µ, Ψ	5,879,000	5,196,180
7.125% 5/15/30 µ, Ψ	15,000,000	12,652,500
8.892% 4/17/23 µ, Ψ	5,000,000	4,453,228
Enterprise Products Operating
3.30% 2/15/53	1,555,000	1,127,764
5.35% 1/31/33	105,000	108,874
Guara Norte 144A 5.198% 6/15/34 #	1,821,140	1,569,722
Hilcorp Energy I
144A 6.00% 2/1/31 #	3,725,000	3,443,720
144A 6.25% 4/15/32 #	3,487,000	3,229,450
Kinder Morgan 5.20% 6/1/33	380,000	377,817
Petroleos Mexicanos 6.70% 2/16/32	2,595,000	2,067,598
Targa Resources Partners 5.00% 1/15/28	1,770,000	1,713,130
Valero Energy 2.15% 9/15/27	1,496,000	1,351,782
Vital Energy
9.50% 1/15/25	8,259,000	8,324,742
10.125% 1/15/28	9,436,000	9,069,789
		56,958,150
Finance Companies — 0.17%
Air Lease
2.875% 1/15/32	1,810,000	1,496,750
5.85% 12/15/27	280,000	281,724
Aviation Capital Group
144A 3.50% 11/1/27 #	1,265,000	1,130,936
144A 6.25% 4/15/28 #	110,000	110,170
		3,019,580
Industrials — 0.43%
AerCap Holdings 5.875% 10/10/79 µ	8,090,000	7,379,294
Wesco Aircraft Holdings 144A 8.50% 11/15/24 #	6,543,000	490,725
		7,870,019
Information Technology — 0.08%
NCR
144A 5.00% 10/1/28 #	1,000,000	880,000
144A 5.125% 4/15/29 #	455,000	394,143
Workday
3.50% 4/1/27	55,000	52,659
3.70% 4/1/29	110,000	103,214
3.80% 4/1/32	110,000	100,951
		1,530,967
Insurance — 0.67%
AIA Group
144A 3.20% 9/16/40 #	3,902,000	2,920,727
144A 3.375% 4/7/30 #	1,960,000	1,803,812
American International Group
5.125% 3/27/33	815,000	810,610
Aon 5.00% 9/12/32	1,605,000	1,613,439
54

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
Athene Holding
3.45% 5/15/52	985,000	$624,482
3.95% 5/25/51	440,000	303,564
Berkshire Hathaway Finance 3.85% 3/15/52	695,000	583,258
Elevance Health 5.125% 2/15/53	135,000	134,607
Humana 5.75% 3/1/28	206,000	214,098
UnitedHealth Group
4.50% 4/15/33	1,660,000	1,651,188
5.05% 4/15/53	1,580,000	1,599,175
		12,258,960
Materials — 0.36%
First Quantum Minerals
144A 6.875% 3/1/26 #	3,000,000	2,912,945
144A 6.875% 10/15/27 #	3,750,000	3,618,569
		6,531,514
Natural Gas — 0.02%
Atmos Energy 2.85% 2/15/52	385,000	262,132
		262,132
Real Estate Investment Trusts — 0.01%
American Homes 4 Rent 3.625% 4/15/32	220,000	190,813
		190,813
Technology — 0.50%
Apple 2.40% 8/20/50	3,122,000	2,096,720
Autodesk 2.40% 12/15/31	420,000	349,554
Baidu 1.72% 4/9/26	1,672,000	1,512,568
CDW 3.276% 12/1/28	1,035,000	913,672
Entegris Escrow 144A 4.75% 4/15/29 #	385,000	364,330
Micron Technology 6.75% 11/1/29	120,000	127,539
Oracle
4.65% 5/6/30	170,000	165,585
5.55% 2/6/53	730,000	695,910
6.15% 11/9/29	240,000	255,744
Tencent Holdings 144A 3.24% 6/3/50 #	3,910,000	2,572,364
		9,053,986
Transportation — 0.15%
Azul Investments 144A 7.25% 6/15/26 #	1,500,000	984,863
Burlington Northern Santa Fe 2.875% 6/15/52	330,000	231,580
Simpar Europe 144A 5.20% 1/26/31 #	2,000,000	1,463,420
		2,679,863
Total Corporate Bonds (cost $253,628,306)		234,962,828

Municipal Bonds — 0.08%
Commonwealth of Puerto Rico (Restructured)
Series A-1 3.045% 7/1/24 ^	62,870	59,195
Series A-1 4.00% 7/1/35	137,232	119,950
Series A-1 4.00% 7/1/37	145,770	123,718
GDB Debt Recovery Authority of Puerto Rico
7.50% 8/20/40	1,415,984	1,175,267

Total Municipal Bonds (cost $1,687,265)		1,478,130

Non-Agency Collateralized Mortgage Obligations — 0.35%
COLT Mortgage Loan Trust
Series 2021-3 B1 144A 3.059% 9/27/66 #, •	2,000,000	1,116,587
CSMC Trust
Series 2020-NQM1 B1 144A 4.462% 5/25/65 #, •	4,968,250	4,291,872
Verus Securitization Trust
Series 2019-INV2 B1 144A 4.452% 7/25/59 #, •	1,097,000	905,787
Total Non-Agency Collateralized Mortgage Obligations (cost $8,276,040)		6,314,246

Non-Agency Commercial Mortgage-Backed Securities — 1.10%
BANK
Series 2020-BN25 A5 2.649% 1/15/63	2,163,000	1,847,293
Series 2022-BNK41 A4 3.79% 4/15/65 •	2,000,000	1,809,931
BBCMS Mortgage Trust
Series 2020-C7 A5 2.037% 4/15/53	2,500,000	2,044,945
Benchmark Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 •	2,000,000	1,859,500
Series 2020-B20 A5 2.034% 10/15/53	2,000,000	1,598,131
Series 2021-B24 A5 2.584% 3/15/54	2,250,000	1,852,313
Series 2021-B25 A5 2.577% 4/15/54	4,000,000	3,302,818
55

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust
Series 2020-555 A 144A 2.647% 12/10/41 #	2,000,000	$1,698,444
Grace Trust
Series 2020-GRCE A 144A 2.347% 12/10/40 #	2,225,000	1,734,400
GS Mortgage Securities Trust
Series 2020-GC47 A5 2.377% 5/12/53	2,813,000	2,329,011
Total Non-Agency Commercial Mortgage-Backed Securities (cost $21,115,022)		20,076,786

Loan Agreements — 2.20%
Advantage Sales & Marketing Tranche B-1 9.288% (LIBOR03M + 4.50%) 10/28/27 •	3,026,095	2,611,898
Epic Crude Services LP 10.288% (LIBOR03M + 5.00%) 3/1/26 •	21	19
MLN US HoldCo 1st Lien 11.556% (SOFR03M + 6.70%) 10/18/27 •	7,567,274	4,351,182
PetsMart 8.657% (LIBOR01M + 3.50%) 11/2/28 •	6,797,210	6,753,314
Surgery Center Holdings 8.46% (LIBOR01M + 3.75%) 8/31/26 •	9,137,916	9,095,864
White Cap Buyer 8.462% (SOFR01M + 3.75%) 10/19/27 •	17,412,060	17,232,507
Total Loan Agreements (cost $42,602,606)		40,044,784

US Treasury Obligations — 2.89%
US Treasury Bonds
2.75% 8/15/47	1,495,000	1,243,770
3.00% 2/15/49	3,564,000	3,122,398
3.625% 2/15/53	1,420,000	1,410,127
3.875% 2/15/43	210,000	211,920
US Treasury Floating Rate Notes
4.871% (USBMMY3M + 0.14%) 10/31/24 •	35,385,000	35,382,771
4.931% (USBMMY3M + 0.20%) 1/31/25 •	4,675,000	4,678,178
US Treasury Notes
3.50% 2/15/33	35,000	35,057
3.625% 3/31/28	2,515,000	2,519,323
3.625% 3/31/30	120,000	120,581
US Treasury Notes
3.875% 11/30/29	400,000	407,031
4.125% 11/15/32	280,000	294,262
4.375% 10/31/24	3,100,000	3,104,178
4.625% 3/15/26	95,000	97,171
Total US Treasury Obligations (cost $53,108,830)		52,626,767

	Number of shares
Common Stocks — 66.40%
Communication Services — 4.53%
Deutsche Telekom	1,136,376	27,537,001
New Cotai =, †	1,819,823	1,854,176
Pinterest Class A †	735,685	20,062,130
Tencent Holdings	411,100	20,090,179
T-Mobile US †	88,719	12,850,060
		82,393,546
Consumer Discretionary — 7.99%
Amazon.com †	191,860	19,817,219
Aptiv †	187,732	21,061,653
Burlington Stores †	77,184	15,598,886
Darden Restaurants	125,099	19,410,361
Ferrari	69,946	18,954,233
H World Group ADR †	373,803	18,308,871
LVMH Moet Hennessy Louis Vuitton	15,664	14,378,120
Media Group Holdings Series H <<, =, †	640,301	0
Media Group Holdings Series T <<, =, †	80,253	0
Meituan Class B #, †	34,020	617,198
Skechers USA Class A †	305,359	14,510,660
Studio City International Holdings †	184,458	1,227,863
Studio City International Holdings ADR †	203,063	1,351,709
		145,236,773
Consumer Staples — 5.25%
Asahi Group Holdings	393,900	14,660,185
Casey’s General Stores	51,190	11,080,588
China Mengniu Dairy	4,935,687	20,233,591
Procter & Gamble	165,648	24,630,201
Reckitt Benckiser Group	326,642	24,850,117
		95,454,682
Energy — 4.12%
Canadian Natural Resources	492,117	27,238,676
ConocoPhillips	233,632	23,178,631
56

	Number of shares	Value (US $)
Common Stocks (continued)
Energy (continued)
Schlumberger	112,950	$5,545,845
Shell	334,596	9,586,537
TotalEnergies	157,351	9,278,001
		74,827,690
Financials — 7.55%
AGNC Investment	1,587,336	16,000,347
BNP Paribas	334,019	19,946,809
ICICI Bank	1,204,601	12,872,902
Intercontinental Exchange	128,291	13,379,468
Mitsubishi UFJ Financial Group	2,628,700	16,846,467
Morgan Stanley	194,226	17,053,043
ORIX	682,603	11,255,155
Prudential	1,289,985	17,662,006
State Bank of India	1,927,884	12,324,079
		137,340,276
Healthcare — 11.00%
Abbott Laboratories	145,111	14,693,940
AstraZeneca	146,775	20,336,315
Bayer	311,665	19,909,662
Danaher	69,606	17,543,496
Eli Lilly & Co.	46,078	15,824,107
Genmab †	58,293	22,035,063
Regeneron Pharmaceuticals †	30,616	25,156,249
Thermo Fisher Scientific	25,078	14,454,207
UnitedHealth Group	55,397	26,180,068
Vertex Pharmaceuticals †	75,976	23,937,758
		200,070,865
Industrials — 8.23%
Airbus	195,849	26,159,067
Generac Holdings †	104,592	11,296,982
Ingersoll Rand	296,626	17,257,701
Larsen & Toubro	719,117	18,982,036
Raytheon Technologies	237,439	23,252,401
Thales	126,233	18,663,151
Union Pacific	87,729	17,656,339
Vinci	142,423	16,327,720
		149,595,397
Information Technology — 15.55%
Ambarella †	143,214	11,087,628
Apple	99,487	16,405,406
Autodesk †	70,202	14,613,248
Check Point Software Technologies †	173,485	22,553,050
Intuit ~	52,698	23,494,349
KLA	27,282	10,890,156
Mastercard Class A	80,704	29,328,641
Microchip Technology	159,172	13,335,430
Microsoft ~	148,125	42,704,438
NVIDIA	64,855	18,014,773
PayPal Holdings †	217,685	16,530,999
Seagate Technology Holdings	322,954	21,353,719
Taiwan Semiconductor Manufacturing	1,272,550	22,300,957
VeriSign †	94,635	19,999,215
		282,612,009
Materials — 0.62%
Barrick Gold	605,206	11,238,675
		11,238,675
Utilities — 1.56%
NTPC	5,897,433	12,590,688
RWE	365,746	15,737,460
		28,328,148

Total Common Stocks (cost $1,613,753,907)		1,207,098,061

Exchange-Traded Funds — 2.69%
iShares 0-5 Year High Yield Corporate Bond ETF	562,912	23,462,172
Vanguard Russell 2000 ETF	352,007	25,372,665
Total Exchange-Traded Funds (cost $50,329,777)		48,834,837

	Troy Ounces
Bullion — 5.21%
Gold	48,025	94,653,108
Total Bullion (cost $56,154,778)		94,653,108

	Number of shares
Short-Term Investments — 2.57%
Money Market Mutual Funds — 2.57%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	11,673,634	11,673,634
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	11,673,634	11,673,634
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	11,673,634	11,673,634
57

Consolidated schedules of investments

Delaware Ivy Asset Strategy Fund

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	11,673,634	$11,673,634
Total Short-Term Investments (cost $46,694,536)		46,694,536
Total Value of Securities—99.97% (cost $2,211,035,127)		$1,817,531,949

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $109,522,492, which represents 6.02% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2023. Rate will reset at a future date.
‡	Non-income producing security. Security is currently in default.
Ψ	Perpetual security. Maturity date represents next call date.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
†	Non-income producing security.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
~	All or portion of the security has been pledged as collateral for potential options written.

The following futures contracts were outstanding at March 31, 2023:1

Futures Contracts Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Variation Margin Due from (Due to) Brokers
217	US Treasury 5 yr Notes	$23,763,195	$23,570,921	6/30/23	$192,274	$49,163
61	US Treasury 10 yr Notes	7,010,235	6,792,204	6/21/23	218,031	20,969
Total Futures Contracts			$30,363,125		$410,305	$70,132

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

58

Summary of abbreviations: (continued)

ETF – Exchange-Traded Fund

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

S.F. – Single Family

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

59

Schedules of investments

Delaware Ivy Balanced Fund	March 31, 2023

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.95%
Fannie Mae REMICs
Series 2016-36 VB 3.50% 6/25/29	3,697,465	$3,591,242
Series 2016-71 NB 3.00% 10/25/46	4,897,422	4,524,796
Freddie Mac REMICs Series 4616 HW 3.00% 6/15/45	3,007,462	2,841,224
Freddie Mac STACR REMIC Trust Series 2021-HQA2 M2 144A 6.61% (SOFR + 2.05%) 12/25/33 #, •	4,518,000	4,275,326

Total Agency Collateralized Mortgage Obligations (cost $16,369,686)		15,232,588

Agency Mortgage-Backed Securities — 9.59%
Fannie Mae S.F. 15 yr 2.50% 8/1/35	1,807,174	1,681,456
Fannie Mae S.F. 20 yr 2.00% 5/1/41	2,279,986	1,971,093
Fannie Mae S.F. 30 yr
2.00% 3/1/51	1,611,066	1,335,832
2.00% 4/1/51	7,349,910	6,093,107
2.50% 1/1/52	4,341,329	3,745,130
2.50% 4/1/52	1,339,551	1,158,332
3.00% 12/1/51	3,601,711	3,259,265
3.50% 1/1/48	676,774	638,376
3.50% 8/1/50	589,999	556,865
3.50% 8/1/51	4,426,963	4,123,859
3.50% 4/1/52	11,690,319	10,967,229
4.00% 6/1/52	3,035,560	2,903,209
4.50% 11/1/43	2,319,956	2,323,596
4.50% 10/1/44	723,427	723,073
4.50% 5/1/49	1,837,422	1,822,582
4.50% 10/1/52	5,544,438	5,432,032
5.00% 6/1/52	3,126,939	3,119,649
5.00% 9/1/52	6,509,373	6,491,435
5.50% 10/1/52	9,086,835	9,228,565
5.50% 11/1/52	1,857,516	1,893,576
5.50% 3/1/53	6,454,072	6,518,967
6.50% 10/1/28	9,073	9,355
6.50% 2/1/29	1,301	1,335
6.50% 2/1/32	12,006	12,689
6.50% 9/1/32	10,302	10,725
7.00% 11/1/31	12,872	13,125
7.00% 2/1/32	10,149	10,479
7.00% 3/1/32	5,986	6,328
7.00% 7/1/32	11,091	11,392
Freddie Mac S.F. 15 yr 2.00% 12/1/35	2,532,747	2,297,566
Freddie Mac S.F. 20 yr
2.00% 3/1/41	8,214,280	7,100,803
2.50% 2/1/42	3,462,914	3,067,919
3.00% 3/1/37	2,236,732	2,096,307
Freddie Mac S.F. 30 yr
2.00% 3/1/52	2,013,330	1,665,391
2.50% 7/1/50	3,776,175	3,306,975
2.50% 1/1/52	11,382,473	9,868,245
3.00% 8/1/51	349,630	315,578
3.00% 1/1/52	19,593,200	17,605,428
3.50% 6/1/47	3,631,485	3,428,458
3.50% 4/1/52	3,211,425	2,998,871
4.00% 8/1/52	6,753,803	6,496,936
4.00% 9/1/52	2,462,566	2,355,953
4.50% 9/1/52	3,755,653	3,683,996
5.00% 7/1/52	2,640,175	2,636,769
5.50% 9/1/52	2,081,098	2,124,424
5.50% 11/1/52	1,007,456	1,021,854
5.50% 3/1/53	2,101,000	2,149,236
6.50% 12/1/31	13,531	13,971
6.50% 1/1/32	10,374	10,873
GNMA I S.F. 30 yr 6.50% 8/15/28	5,507	5,667
GNMA II S.F. 30 yr
3.00% 12/20/51	1,712,592	1,562,938
5.00% 9/20/52	1,631,589	1,634,542
Total Agency Mortgage-Backed Securities (cost $159,886,005)		153,511,356

Corporate Bonds — 10.76%
Banking — 2.02%
Bank of America
2.482% 9/21/36 µ	2,540,000	1,930,751
6.204% 11/10/28 µ	2,305,000	2,411,671
Bank of New York Mellon 4.70% 9/20/25 µ, Ψ	1,475,000	1,399,434
Barclays 7.385% 11/2/28 µ	443,000	469,954
BPCE 144A 5.125% 1/18/28 #	1,460,000	1,447,828
Citigroup 5.61% 9/29/26 µ	335,000	337,725
Citizens Bank 6.064% 10/24/25 µ	2,585,000	2,434,189
Credit Agricole 144A 5.301% 7/12/28 #	435,000	441,329
Credit Suisse 7.95% 1/9/25	2,020,000	2,055,875
Deutsche Bank
3.729% 1/14/32 µ	718,000	536,077
3.742% 1/7/33 µ	351,000	254,259
6.72% 1/18/29 µ	496,000	492,933
Fifth Third Bancorp 6.361% 10/27/28 µ	170,000	171,280
60

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Fifth Third Bank 5.852% 10/27/25 µ	1,430,000	$1,410,516
Goldman Sachs Group 1.542% 9/10/27 µ	205,000	180,510
Huntington National Bank
4.552% 5/17/28 µ	250,000	235,921
5.65% 1/10/30	430,000	412,393
JPMorgan Chase & Co.
1.953% 2/4/32 µ	605,000	487,107
5.00% 8/1/24 µ, Ψ	2,476,000	2,378,755
KeyBank
5.00% 1/26/33	500,000	464,997
5.85% 11/15/27	479,000	471,415
KeyCorp 4.789% 6/1/33 µ	269,000	241,093
Morgan Stanley
2.484% 9/16/36 µ	790,000	600,675
6.138% 10/16/26 µ	1,085,000	1,106,446
6.296% 10/18/28 µ	728,000	766,155
6.342% 10/18/33 µ	365,000	398,969
PNC Financial Services Group
5.671% 10/28/25 µ	1,720,000	1,722,135
Popular 7.25% 3/13/28	375,000	371,340
State Street
2.203% 2/7/28 µ	495,000	451,070
5.751% 11/4/26 µ	140,000	142,787
5.82% 11/4/28 µ	100,000	104,394
SVB Financial Group 4.57% 4/29/33 ‡	1,413,000	820,812
Truist Financial 6.123% 10/28/33 µ	386,000	405,338
US Bancorp
3.10% 4/27/26	4,400,000	4,091,999
4.653% 2/1/29 µ	328,000	320,863
4.839% 2/1/34 µ	365,000	354,380
		32,323,375
Basic Industry — 0.23%
Celanese US Holdings
6.05% 3/15/25	2,015,000	2,027,969
6.165% 7/15/27	5,000	5,036
Newmont 2.60% 7/15/32	275,000	230,321
Nutrien 4.90% 3/27/28	210,000	210,096
Sherwin-Williams 3.30% 5/15/50	1,775,000	1,257,550
		3,730,972
Capital Goods — 0.72%
Boeing
3.25% 2/1/28	160,000	149,166
3.75% 2/1/50	3,025,000	2,295,245
Eaton 4.15% 3/15/33	1,525,000	1,476,072
Standard Industries 144A 4.375% 7/15/30 #	2,098,000	1,827,631
Waste Management 3.15% 11/15/27	6,000,000	5,708,591
		11,456,705
Communications — 1.81%
AT&T
3.50% 9/15/53	2,550,000	1,854,611
3.65% 6/1/51	1,950,000	1,479,230
CCO Holdings 144A 4.25% 1/15/34 #	4,205,000	3,293,293
Charter Communications Operating 3.85% 4/1/61	2,635,000	1,646,237
Comcast
3.45% 2/1/50	4,325,000	3,346,378
3.90% 3/1/38	3,500,000	3,137,692
Crown Castle
1.05% 7/15/26	950,000	837,645
2.10% 4/1/31	1,815,000	1,484,064
Frontier Communications
Holdings 144A 5.00% 5/1/28 #	940,000	816,747
Sprint 7.875% 9/15/23	2,235,000	2,253,537
T-Mobile USA 3.875% 4/15/30	4,425,000	4,155,526
Verizon Communications
2.875% 11/20/50	480,000	319,746
4.50% 8/10/33	4,000,000	3,867,050
Warnermedia Holdings 144A 5.141% 3/15/52 #	635,000	515,205
		29,006,961
Consumer Cyclical — 0.21%
Amazon.com 2.50% 6/3/50	750,000	508,990
Carnival 144A 4.00% 8/1/28 #	985,000	848,947
VICI Properties 4.95% 2/15/30	2,075,000	1,949,207
		3,307,144
Consumer Non-Cyclical — 0.66%
Amgen
5.15% 3/2/28	265,000	270,712
5.25% 3/2/30	320,000	327,402
5.25% 3/2/33	618,000	635,271
5.65% 3/2/53	230,000	239,595
CVS Health
4.78% 3/25/38	1,085,000	1,035,084
5.05% 3/25/48	1,020,000	955,198
DaVita
144A 3.75% 2/15/31 #	370,000	292,196
144A 4.625% 6/1/30 #	670,000	572,515
61

Schedules of investments

Delaware Ivy Balanced Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
GE HealthCare Technologies
144A 5.60% 11/15/25 #	1,930,000	$1,954,423
144A 5.65% 11/15/27 #	370,000	382,652
JBS USA 144A 3.00% 2/2/29 #	793,000	677,559
Merck & Co. 2.75% 12/10/51	3,750,000	2,658,088
Royalty Pharma 3.55% 9/2/50	444,000	306,635
Zoetis 5.40% 11/14/25	215,000	218,744
		10,526,074
Electric — 1.25%
AEP Transmission 5.40% 3/15/53	150,000	156,483
Ameren Illinois 3.25% 3/15/50	2,000,000	1,491,544
Appalachian Power 4.50% 8/1/32	1,775,000	1,705,257
Berkshire Hathaway Energy 4.60% 5/1/53	3,000,000	2,740,176
Commonwealth Edison 2.20% 3/1/30	2,650,000	2,278,889
Duke Energy Carolinas 4.95% 1/15/33	1,190,000	1,223,668
Entergy
2.80% 6/15/30	1,765,000	1,528,818
3.75% 6/15/50	700,000	531,665
Exelon 5.30% 3/15/33	290,000	295,318
Florida Power & Light 3.15% 10/1/49	2,575,000	1,939,579
Indianapolis Power & Light 144A 5.65% 12/1/32 #	550,000	578,371
National Rural Utilities Cooperative Finance 5.80% 1/15/33	95,000	101,263
NextEra Energy Capital Holdings 3.00% 1/15/52	635,000	428,740
Oglethorpe Power 5.05% 10/1/48	1,584,000	1,447,815
PacifiCorp 5.35% 12/1/53	295,000	302,556
Public Service of Colorado 5.25% 4/1/53	340,000	346,850
Southern 5.70% 10/15/32	640,000	673,687
Southern California Edison
3.45% 2/1/52	859,000	630,564
4.125% 3/1/48	2,000,000	1,658,679
		20,059,922
Energy — 0.78%
BP Capital Markets America
2.721% 1/12/32	760,000	663,031
4.812% 2/13/33	305,000	309,806
Diamondback Energy 4.25% 3/15/52	731,000	574,734
Enbridge 5.70% 3/8/33	205,000	213,352
Energy Transfer
5.75% 2/15/33	484,000	496,221
6.25% 4/15/49	860,000	853,642
6.50% 11/15/26 µ, Ψ	950,000	838,375
Enterprise Products Operating
3.30% 2/15/53	1,195,000	866,674
5.35% 1/31/33	1,975,000	2,047,877
Kinder Morgan 5.20% 6/1/33	460,000	457,358
ONEOK 6.10% 11/15/32	1,395,000	1,445,323
Targa Resources Partners 5.00% 1/15/28	3,020,000	2,922,967
Valero Energy 3.65% 12/1/51	1,083,000	788,160
		12,477,520
Finance Companies — 0.53%
AerCap Ireland Capital DAC 6.50% 7/15/25	2,605,000	2,625,961
Air Lease
2.875% 1/15/32	1,560,000	1,290,017
5.85% 12/15/27	1,040,000	1,046,402
American Tower Trust #1 144A 3.652% 3/15/48 #	2,000,000	1,886,545
Aviation Capital Group
144A 3.50% 11/1/27 #	1,635,000	1,461,724
144A 6.25% 4/15/28 #	135,000	135,208
		8,445,857
Insurance — 0.94%
American International Group
5.125% 3/27/33	1,000,000	994,614
Aon 5.00% 9/12/32	2,080,000	2,090,937
Athene Holding
3.45% 5/15/52	1,275,000	808,339
3.95% 5/25/51	565,000	389,803
Berkshire Hathaway Finance 3.85% 3/15/52	2,885,000	2,421,152
Elevance Health 5.125% 2/15/53	165,000	164,520
Humana 5.75% 3/1/28	184,000	191,233
Northwestern Mutual Life Insurance 144A 3.85% 9/30/47 #	5,000,000	4,008,020
UnitedHealth Group
4.50% 4/15/33	2,045,000	2,034,144
5.05% 4/15/53	1,945,000	1,968,605
		15,071,367
Natural Gas — 0.07%
Atmos Energy 2.85% 2/15/52	495,000	337,027
Southern Co. Gas Capital 5.15% 9/15/32	784,000	791,229
		1,128,256
62

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Real Estate Investment Trusts — 0.23%
American Homes 4 Rent 3.625% 4/15/32	310,000	$268,872
Extra Space Storage 2.35% 3/15/32	4,400,000	3,463,005
		3,731,877
Technology — 1.12%
Autodesk
2.40% 12/15/31	605,000	503,524
2.85% 1/15/30	4,500,000	3,977,855
CDW 3.276% 12/1/28	325,000	286,902
CoStar Group 144A 2.80% 7/15/30 #	2,650,000	2,223,274
Entegris Escrow 144A 4.75% 4/15/29 #	535,000	506,277
Iron Mountain 144A 5.25% 7/15/30 #	517,000	466,658
Iron Mountain Information Management Services 144A 5.00% 7/15/32 #	1,595,000	1,371,192
Micron Technology 6.75% 11/1/29	146,000	155,172
Oracle
4.65% 5/6/30	205,000	199,677
5.55% 2/6/53	1,950,000	1,858,937
6.15% 11/9/29	310,000	330,336
PayPal Holdings 3.90% 6/1/27	140,000	137,655
TSMC Global 144A 1.75% 4/23/28 #	4,400,000	3,867,444
Workday
3.50% 4/1/27	485,000	464,358
3.70% 4/1/29	155,000	145,438
3.80% 4/1/32	1,560,000	1,431,662
		17,926,361
Transportation — 0.19%
American Airlines 144A 5.50% 4/20/26 #	192,442	189,621
Burlington Northern Santa Fe 2.875% 6/15/52	455,000	319,300
Delta Air Lines 144A 7.00% 5/1/25 #	2,480,000	2,544,286
		3,053,207
Total Corporate Bonds (cost $186,402,046)		172,245,598

Non-Agency Collateralized Mortgage Obligations — 0.10%
Connecticut Avenue Securities Trust Series 2022-R01 1M2 144A 6.46% (SOFR + 1.90%) 12/25/41 #, •	1,750,000	$1,675,177

Total Non-Agency Collateralized Mortgage Obligations (cost $1,708,159)		1,675,177

Non-Agency Commercial Mortgage-Backed Securities — 3.49%
BANK
Series 2021-BN32 A5 2.643% 4/15/54	7,060,000	5,912,930
Series 2021-BN36 A5 2.47% 9/15/64	10,096,000	8,256,019
Series 2022-BNK39 A4 2.928% 2/15/55	8,345,000	7,028,511
Series 2022-BNK39 B 3.239% 2/15/55 •	588,000	462,720
Series 2022-BNK39 C 3.27% 2/15/55 •	432,000	301,204
Series 2022-BNK40 A4 3.394% 3/15/64 •	8,150,000	7,146,072
Series 2022-BNK40 B 3.394% 3/15/64 •	1,000,000	781,625
Benchmark Mortgage Trust
Series 2021-B24 A5 2.584% 3/15/54	6,000,000	4,939,501
Series 2022-B32 A5 3.002% 1/15/55 •	9,000,000	7,550,272
Series 2022-B32 B 3.202% 1/15/55 •	975,000	757,721
Series 2022-B32 C 3.454% 1/15/55 •	1,196,000	846,938
Series 2022-B33 A5 3.458% 3/15/55	8,100,000	7,125,918
Series 2022-B33 B 3.615% 3/15/55 •	500,000	408,324
Series 2022-B33 C 3.615% 3/15/55 •	500,000	369,503
BMO Mortgage Trust Series 2022-C1 A5 3.374% 2/15/55 •	4,500,000	3,929,093
Total Non-Agency Commercial Mortgage-Backed Securities (cost $66,747,738)		55,816,351

US Treasury Obligations — 10.07%
US Treasury Bonds
1.75% 8/15/41	8,370,000	6,066,943
3.625% 2/15/53	12,130,000	12,045,659
3.875% 2/15/43	18,815,000	18,986,980
4.375% 2/15/38	1,770,000	1,940,190
63

Schedules of investments

Delaware Ivy Balanced Fund

	Principal amount°	Value (US $)
US Treasury Obligations (continued)
US Treasury Floating Rate Notes
4.871% (USBMMY3M + 0.14%) 10/31/24 •	14,880,000	$14,879,063
4.931% (USBMMY3M + 0.20%) 1/31/25 •	2,145,000	2,146,458
US Treasury Notes
0.125% 4/30/23	14,040,700	13,992,340
3.50% 1/31/30	8,110,000	8,078,321
3.50% 2/15/33	2,970,000	2,974,873
3.625% 3/31/28	13,725,000	13,748,590
3.625% 3/31/30	145,000	145,702
3.875% 12/31/27	25,285,000	25,556,123
3.875% 11/30/29	14,425,000	14,678,564
4.00% 2/15/26	5,705,000	5,729,291
4.00% 2/28/30	30,000	30,797
4.125% 11/15/32	1,695,000	1,781,339
4.25% 10/15/25	16,480,000	16,610,681
4.625% 3/15/26	1,670,000	1,708,162
Total US Treasury Obligations (cost $161,942,083)		161,100,076

	Number of shares
Common Stocks — 57.79%
Communication Services — 3.29%
Alphabet Class A †	179,664	18,636,547
Alphabet Class C †	155,926	16,216,304
Take-Two Interactive Software †	149,747	17,864,817
		52,717,668
Consumer Discretionary — 4.95%
Amazon.com †	271,054	27,997,168
Aptiv †	217,836	24,439,021
AutoZone †	10,869	26,717,632
		79,153,821
Consumer Staples — 2.18%
Costco Wholesale	48,880	24,287,005
General Mills	11,572	988,943
Sysco	124,425	9,609,343
		34,885,291
Energy — 1.59%
ConocoPhillips	149,273	14,809,375
Schlumberger	217,183	10,663,685
		25,473,060
Financials — 8.94%
American Express	87,220	14,386,939
Aon Class A	60,464	19,063,695
Artisan Partners Asset Management Class A	311,003	9,945,876
Blackstone	115,974	10,187,156
Capital One Financial	54,597	5,250,047
Intercontinental Exchange	99,880	10,416,485
JPMorgan Chase & Co.	70,222	9,150,629
KKR & Co.	371,208	19,495,844
Morgan Stanley	270,472	23,747,442
Progressive	149,402	21,373,450
		143,017,563
Healthcare — 7.59%
Danaher	64,115	16,159,544
HCA Healthcare	116,177	30,633,551
UnitedHealth Group	102,053	48,229,227
Vertex Pharmaceuticals †	44,052	13,879,464
Zoetis	75,831	12,621,312
		121,523,098
Industrials — 5.65%
Airbus ADR	781,943	26,179,452
Deere & Co.	35,775	14,770,782
Equifax	87,167	17,680,954
Raytheon Technologies	126,843	12,421,735
United Rentals	49,057	19,414,798
		90,467,721
Information Technology — 19.14%
Apple ~	247,318	40,782,738
Applied Materials	180,487	22,169,218
Fiserv †	130,631	14,765,222
Intuit	40,646	18,121,206
Mastercard Class A	48,381	17,582,139
Microchip Technology	354,993	29,741,313
Microsoft	255,966	73,794,998
Salesforce †	70,213	14,027,153
Seagate Technology Holdings	190,723	12,610,605
TE Connectivity	232,651	30,512,179
VeriSign †	91,614	19,360,787
Zebra Technologies Class A †	40,617	12,916,206
		306,383,764
Materials — 2.64%
Linde	70,218	24,958,286
Sherwin-Williams	76,588	17,214,685
		42,172,971
64

	Number of shares	Value (US $)
Common Stocks (continued)
Utilities — 1.82%
NextEra Energy	377,773	$29,118,743
		29,118,743
Total Common Stocks (cost $797,401,712)		924,913,700

Exchange-Traded Funds — 3.91%
iShares 0-5 Year Investment Grade Corporate Bond ETF	310,921	15,073,450
iShares Latin America 40 ETF	173,323	4,137,220
iShares MSCI China ETF	111,850	5,580,196
iShares MSCI Emerging Markets Asia ETF	96,647	6,422,193
Vanguard Russell 2000 ETF	435,257	31,373,325
Total Exchange-Traded Funds (cost $65,023,889)		62,586,384

	Notional amount*
Options Purchased — 0.03%
Put Swaptions — 0.03%
CDX.NA.HY.39.V1 5 yr strike price $100.50, expiration date 5/17/23	32,300,000	416,241

Total Options Purchased (cost $436,050)		416,241

	Number of shares
Short-Term Investments — 3.66%
Money Market Mutual Funds — 3.66%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	14,632,206	14,632,206
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	14,632,206	14,632,206
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	14,632,206	14,632,206
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	14,632,206	14,632,206
Total Short-Term Investments (cost $58,528,824)		58,528,824
Total Value of Securities Before Options Written—100.35% (cost $1,514,446,192)		1,606,026,295

	Notional amount*
Options Written — (0.02%)
Put Swaptions — (0.02%)
CDX.NA.HY.39.V1 5 yr strike price $96.50, expiration date 5/17/23	(32,300,000)	(129,551)
CDX.NA.HY.39.V1 5 yr strike price $98.50, expiration date 5/17/23	(16,900,000)	(119,386)

Total Options Written (premium received $322,690)		(248,937)

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $38,259,448, which represents 2.39% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2023. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
65

Schedules of investments

Delaware Ivy Balanced Fund

‡	Non-income producing security. Security is currently in default.
†	Non-income producing security.
~	All or portion of the security has been pledged as collateral for potential options written.
*	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

The following futures contracts and swap contracts were outstanding at March 31, 2023:1

Futures Contracts Exchange-Traded

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
530	US Treasury 5 yr Notes	$58,039,140	$56,847,897	6/30/23	$1,191,243	$—	$120,077
(58)	US Treasury 10 yr Notes	(6,665,469)	(6,478,635)	6/21/23	—	(186,834)	(19,938)
(222)	US Treasury 10 yr Ultra Notes	(26,893,220)	(25,940,488)	6/21/23	—	(952,732)	(121,407)
21	US Treasury Ultra Bonds	2,963,625	2,820,126	6/21/23	143,499	—	28,219
Total Futures Contracts			$27,248,900		$1,334,742	$(1,139,566)	$6,951

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Sold/ Moody’s Ratings:
CDX.NA.HY.39.V1[5] 12/20/27-Quarterly	5,600,000	5.000%	$65,525	$(66,267)	$131,792	$42,360
Total CDS Contracts			$65,525	$(66,267)	$131,792	$42,360

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.

[1]	See Note 10 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
66

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest (payments) receipt on swap contracts accrued daily in the amount of $(8)
[5]	Markit’s North America High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade is in the CDS market.

Summary of abbreviations:

ADR – American Depositary Receipt

CDX.NA.HY – Credit Default Swap Index North America High Yield

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange, Inc.

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

MSCI – Morgan Stanley Capital International

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

SOFR – Secured Overnight Financing Rate

USBMMY3M – US Treasury 3 Month Bill Money Market Yield

yr – Year

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

67

Schedules of investments

Delaware Ivy Natural Resources Fund	March 31, 2023

	Number of shares	Value (US $)
Closed-Ended Trust – 2.51%
Sprott Physical Uranium Trust †	557,864	$6,521,828
Total Closed-Ended Trust (cost $6,522,343)		6,521,828

Common Stocks – 96.97% Δ
Brazil – 4.45%
Wheaton Precious Metals	240,162	11,566,202
		11,566,202
Burkina Faso – 1.04%
Endeavour Mining	109,465	2,702,341
		2,702,341
Canada – 12.61%
ERO Copper †	384,842	6,808,415
Hudbay Minerals	1,125,773	5,910,308
Kinross Gold	1,183,573	5,574,629
Li-Cycle Holdings †	533,232	3,002,096
Nutrien	100,985	7,457,742
Parex Resources	215,247	4,003,929
		32,757,119
Hong Kong – 0.00%
China Metal Recycling Holdings =, †	30,000,000	4
		4
Netherlands – 4.38%
Shell	398,975	11,370,229
		11,370,229
South Africa – 3.16%
Anglo American	246,527	8,199,862
		8,199,862
United Kingdom – 3.10%
BP ADR	211,954	8,041,535
		8,041,535
United States – 68.23%
Alcoa	188,081	8,004,727
Archer-Daniels-Midland	73,982	5,893,406
Arcosa	120,141	7,582,098
Bunge	78,236	7,473,103
CF Industries Holdings	139,210	10,091,333
Chesapeake Energy	118,557	9,015,074
Chord Energy	48,223	6,490,816
Corteva	46,189	2,785,658
Darling Ingredients †	103,954	6,070,914
Denbury †	130,220	11,411,179
EOG Resources	65,651	7,525,574
Freeport-McMoRan	215,225	8,804,855
GrafTech International	541,924	2,633,751
Kimbell Royalty Partners	532,356	8,107,782
Louisiana-Pacific	67,861	3,678,745
Newmont	246,980	12,106,959
NuScale Power †	332,410	3,021,607
Occidental Petroleum	105,348	6,576,876
Rice Acquisition Class A †	137,495	1,407,261
Schlumberger	198,568	9,749,689
Spruce Power Holding †	1,560,467	1,279,583
Sunrun †	139,862	2,818,219
Sylvamo	75,946	3,513,262
Unit	139,762	6,100,611
United States Steel	93,776	2,447,554
Valaris †	96,552	6,281,673
Valero Energy	79,103	11,042,779
Weyerhaeuser	176,376	5,314,209
		177,229,297
Total Common Stocks (cost $276,402,301)		251,866,589

Short-Term Investments – 0.92%
Money Market Mutual Funds – 0.92%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	600,340	600,340
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	600,341	600,341
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	600,341	600,341
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	600,341	600,341
Total Short-Term Investments (cost $2,401,363)		2,401,363
Total Value of Securities–100.40% (cost $285,326,007)		$260,789,780

†	Non-income producing security.
Δ	Securities have been classified by country of risk.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
68

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

69

Schedules of investments

Delaware Ivy Science and Technology Fund	March 31, 2023

	Number of shares	Value (US $)
Common Stocks — 92.15%
Communication Services — 10.91%
Netflix †	320,231	$110,633,406
Pinterest Class A †	6,675,729	182,047,130
Take-Two Interactive Software †	550,454	65,669,162
T-Mobile US †	1,300,557	188,372,676
		546,722,374
Consumer Discretionary — 7.01%
Amazon.com †	2,158,775	222,979,870
Etsy †	737,862	82,146,176
Luminar Technologies †	7,068,682	45,875,746
		351,001,792
Healthcare — 7.51%
Danaher	466,495	117,575,400
Intuitive Surgical †	306,382	78,271,410
Ionis Pharmaceuticals †	1,340,222	47,899,534
Vertex Pharmaceuticals †	256,056	80,675,564
West Pharmaceutical Services	149,898	51,935,160
		376,357,068
Industrials — 0.89%
Copart †	590,667	44,424,065
		44,424,065
Information Technology — 65.83%
Adyen 144A #, †	34,098	54,332,735
Ambarella †	1,268,614	98,216,096
Amphenol Class A	219,844	17,965,652
Analog Devices	968,340	190,976,015
Apple	1,058,225	174,501,302
ASML Holding	367,264	250,000,277
Autodesk †	486,088	101,184,078
Broadcom	169,852	108,966,852
Cadence Design Systems †	614,142	129,025,093
CDW	196,653	38,325,703
Flex †	1,622,257	37,328,134
Intuit	289,045	128,864,932
Keysight Technologies †	292,683	47,262,451
Mastercard Class A	379,064	137,755,648
Microchip Technology	2,074,821	173,828,503
Micron Technology	2,289,882	138,171,480
Microsoft	1,436,053	414,014,080
NVIDIA	634,986	176,380,061
ON Semiconductor †	1,454,694	119,750,410
Salesforce †	67,651	13,515,317
Seagate Technology Holdings	3,281,515	216,973,772
Shift4 Payments Class A †	1,344,886	101,942,359
VeriSign †	724,644	153,139,016
WNS Holdings ADR †	1,175,498	109,521,149
Workday Class A †	55,705	11,505,311
Zebra Technologies Class A †	484,781	154,160,358
		3,297,606,784
Total Common Stocks
(cost $3,445,200,652)		4,616,112,083

Short-Term Investments — 6.03%
Money Market Mutual Funds — 6.03%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	75,559,443	75,559,443
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	75,559,441	75,559,441
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	75,559,443	75,559,443
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	75,559,442	75,559,442
Total Short-Term Investments (cost $302,237,769)		302,237,769
Total Value of Securities—98.18% (cost $3,747,438,421)		$4,918,349,852

†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2023, the aggregate value of Rule 144A securities was $54,332,735, which represents 1.08% of the Fund’s net assets. See Note 12 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

70

Delaware Real Estate Securities Fund	March 31, 2023

	Number of shares	Value (US $)
Common Stocks — 97.21%
REIT Healthcare — 9.45%
Healthpeak Properties	204,455	$4,491,876
Welltower	145,627	10,440,000
		14,931,876
REIT Hotel — 2.71%
Apple Hospitality REIT	103,768	1,610,480
Ryman Hospitality Properties	20,311	1,822,506
Xenia Hotels & Resorts	65,325	855,104
		4,288,090
REIT Industrial — 15.09%
Americold Realty Trust	93,146	2,650,004
First Industrial Realty Trust	44,880	2,387,616
Prologis	122,061	15,229,551
Rexford Industrial Realty	60,128	3,586,635
		23,853,806
REIT Information Technology — 17.14%
American Tower	7,758	1,585,270
Digital Realty Trust	73,038	7,180,366
Equinix	13,699	9,877,527
SBA Communications	4,037	1,053,939
VICI Properties	226,569	7,390,681
		27,087,783
REIT Mall — 2.72%
Simon Property Group	38,426	4,302,559
		4,302,559
REIT Manufactured Housing — 5.04%
Equity LifeStyle Properties	52,175	3,502,508
Sun Communities	31,692	4,464,769
		7,967,277
REIT Multifamily — 14.34%
American Homes 4 Rent Class A	78,187	2,458,981
Boardwalk Real Estate Investment Trust	15,148	618,025
Canadian Apartment Properties REIT	22,965	805,602
Equity Residential	102,014	6,120,840
Essex Property Trust	15,479	3,237,278
Independence Realty Trust	66,366	1,063,847
InterRent Real Estate Investment Trust	53,199	527,070
Invitation Homes	72,658	2,269,109
Mid-America Apartment Communities	3,315	500,697
UDR	123,500	5,070,910
		22,672,359
REIT Office — 5.23%
Alexandria Real Estate Equities	47,519	5,967,911
Boston Properties	42,559	2,303,293
		8,271,204
REIT Self-Storage — 10.74%
Extra Space Storage	38,293	$6,239,079
Life Storage	33,549	4,397,938
Public Storage	21,001	6,345,242
		16,982,259
REIT Shopping Center — 6.55%
Federal Realty Investment Trust	22,161	2,190,172
Kimco Realty	193,043	3,770,130
Kite Realty Group Trust	129,766	2,714,705
NETSTREIT	91,359	1,670,042
		10,345,049
REIT Single Tenant — 7.79%
Agree Realty	43,704	2,998,531
Realty Income	115,672	7,324,351
Spirit Realty Capital	49,933	1,989,331
		12,312,213
Telecommunication Services — 0.41%
DigitalBridge Group	54,343	651,572
		651,572
Total Common Stocks (cost $104,173,844)		153,666,047

Short-Term Investments — 0.80%
Money Market Mutual Funds — 0.80%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 4.72%)	314,771	314,771
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 4.72%)	314,770	314,770
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 4.84%)	314,770	314,770
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 4.73%)	314,771	314,771
Total Short-Term Investments (cost $1,259,082)		1,259,082
Total Value of Securities—98.01% (cost $105,432,926)		$154,925,129

Summary of abbreviations:

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

71

Statements of assets and liabilities

Ivy Funds	March 31, 2023

	Delaware Climate Solutions Fund	Delaware Global Real Estate Fund	Delaware Ivy Asset Strategy FundΦ	Delaware Ivy Balanced Fund
Assets:
Investments, at value*	$240,387,710	$35,102,903	$1,722,878,841	$1,606,026,295
Investments of affiliated issuers, at value**	—	—	—	—
Cash	—	10,414	1,277,044	97,312
Cash collateral due from brokers	—	—	556,765	1,055,766
Foreign currencies, at valueΔ	995,099	154,740	159,619	—
Receivable for securities sold	2,423,972	524,564	4,345,369	8,600,318
Receivable for fund shares sold	420,657	93,683	1,167,228	1,506,509
Dividends and interest receivable	366,540	142,491	7,642,190	4,342,164
Foreign tax reclaims receivable	96,187	59,571	963,675	73,140
Prepaid expenses	19,002	42,878	19,522	1,991,695
Securities lending income receivable	18,519	—	9,121	3,802
Bullion at value‡	—	—	94,653,108	—
Variation margin due from broker on futures contracts	—	—	70,132	6,951
Receivable from investment manager	—	47,335	—	—
Variation margin due from brokers on centrally cleared credit default swap contracts	—	—	—	42,360
Other assets	26,896	19,296	55,155	100,182
Total Assets	244,754,582	36,197,875	1,833,797,769	1,623,846,494
Liabilities:
Options written, at valueΣ	—	—	—	248,937
Due to custodian	535,647	—	—	—
Payable for fund shares redeemed	607,564	124,105	2,733,277	2,559,395
Other accrued expenses	159,754	112,847	2,490,753	3,234,480
Investment management fees payable to affiliates	150,874	—	1,034,408	878,233
Distribution fees payable to affiliates	44,128	1,777	330,472	—
Administration expenses payable to affiliates	25,426	10,695	110,136	110,136
Payable for securities purchased	—	705,560	9,104,538	16,271,575
Cash collateral due to brokers	—	—	—	37,957
Total Liabilities	1,523,393	954,984	15,803,584	23,340,713
Total Net Assets	$243,231,189	$35,242,891	$1,817,994,185	$1,600,505,781

Net Assets Consist of:
Paid-in capital	$392,344,964	$37,478,811	$2,319,362,588	$1,631,192,568
Total distributable earnings (loss)	(149,113,775)	(2,235,920)	(501,368,403)	(30,686,787)
Total Net Assets	$243,231,189	$35,242,891	$1,817,994,185	$1,600,505,781
72

	Delaware Climate Solutions Fund	Delaware Global Real Estate Fund	Delaware Ivy Asset Strategy FundΦ	Delaware Ivy Balanced Fund
Net Asset Value

Class A:
Net assets	$91,378,921	$5,413,171	$1,259,211,428	$1,102,496,228
Shares of beneficial interest outstanding, unlimited authorization, no par	9,250,650	639,306	67,697,944	58,482,391
Net asset value per share	$9.88	$8.47	$18.60	$18.85
Sales charge	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$10.48	$8.99	$19.73	$20.00

Class C:
Net assets	$9,909,599	$195,519	$48,215,577	$63,536,929
Shares of beneficial interest outstanding, unlimited authorization, no par	1,096,892	23,404	2,863,341	3,437,133
Net asset value per share	$9.03	$8.35	$16.84	$18.49

Class I:
Net assets	$97,635,995	$16,455,414	$393,751,306	$406,338,257
Shares of beneficial interest outstanding, unlimited authorization, no par	9,446,511	1,931,285	20,709,364	21,545,291
Net asset value per share	$10.34	$8.52	$19.01	$18.86

Class R:
Net assets	$33,605,623	$631,140	$20,072,915	$8,649,780
Shares of beneficial interest outstanding, unlimited authorization, no par	3,450,050	74,995	1,100,481	460,569
Net asset value per share	$9.74	$8.42	$18.24	$18.78

Class R6:
Net assets	$3,411,296	$11,623,941	$17,913,566	$9,290,427
Shares of beneficial interest outstanding, unlimited authorization, no par	328,435	1,364,667	939,060	491,297
Net asset value per share	$10.39	$8.52	$19.08	$18.91

Class Y:
Net assets	$7,289,755	$923,706	$78,829,393	$10,194,160
Shares of beneficial interest outstanding, unlimited authorization, no par	723,548	107,561	4,218,574	540,662
Net asset value per share	$10.08	$8.59	$18.69	$18.85

*Investments, at cost	$231,520,164	$34,971,345	$1,541,275,130	$1,514,446,192
**Investments of affiliated issuers, at cost	—	—	613,605,219	—
‡Bullion, at cost	—	—	56,154,778	—
ΔForeign currencies, at cost	997,526	154,488	159,656	—
ΣOptions written, premium received	—	—	—	(322,690)

ΦConsolidated statement of assets and liabilities

See accompanying notes, which are an integral part of the financial statements.

73

Statements of assets and liabilities

Ivy Funds

	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund	Delaware Real Estate Securities Fund
Assets:
Investments, at value*	$260,789,780	$4,918,349,852	$154,925,129
Cash	85,065	—	260
Dividends and interest receivable	326,768	3,318,554	575,930
Receivable for fund shares sold	149,904	3,341,626	250,047
Foreign tax reclaims receivable	100,359	524,291	2,288
Prepaid expenses	42,979	75,071	14,741
Securities lending income receivable	19,637	75,169	—
Receivable for securities sold	—	100,771,291	4,627,118
Other assets	43,446	188,387	50,919
Total Assets	261,557,938	5,026,644,241	160,446,432
Liabilities:
Other accrued expenses	926,628	3,775,564	416,380
Payable for fund shares redeemed	672,541	9,009,648	332,191
Investment management fees payable to affiliates	139,912	3,357,080	69,687
Distribution fees payable to affiliates	42,707	827,551	19,922
Administration expenses payable to affiliates	25,656	109,321	38,189
Payable for securities purchased	—	—	1,492,737
Total Liabilities	1,807,444	17,079,164	2,369,106
Total Net Assets	$259,750,494	$5,009,565,077	$158,077,326

Net Assets Consist of:
Paid-in capital	$879,002,590	$3,444,618,805	$104,948,454
Total distributable earnings (loss)	(619,252,096)	1,564,946,272	53,128,872
Total Net Assets	$259,750,494	$5,009,565,077	$158,077,326
74

	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund	Delaware Real Estate Securities Fund
Net Asset Value

Class A:
Net assets	$150,382,781	$3,186,208,252	$86,795,481
Shares of beneficial interest outstanding, unlimited authorization, no par	9,548,257	75,183,962	5,283,701
Net asset value per share	$15.75	$42.38	$16.43
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$16.71	$44.97	$17.43

Class C:
Net assets	$3,846,077	$109,543,956	$814,616
Shares of beneficial interest outstanding, unlimited authorization, no par	302,547	4,424,368	52,205
Net asset value per share	$12.71	$24.76	$15.60

Class I:
Net assets	$76,474,401	$1,281,421,541	$64,516,597
Shares of beneficial interest outstanding, unlimited authorization, no par	4,629,006	23,689,305	3,862,237
Net asset value per share	$16.52	$54.09	$16.70

Class R:
Net assets	$12,202,217	$94,005,470	$496,652
Shares of beneficial interest outstanding, unlimited authorization, no par	786,340	2,443,928	30,350
Net asset value per share	$15.52	$38.46	$16.36

Class R6:
Net assets	$4,213,364	$108,423,749	$1,972,805
Shares of beneficial interest outstanding, unlimited authorization, no par	254,492	1,967,391	117,865
Net asset value per share	$16.56	$55.11	$16.74

Class Y:
Net assets	$12,631,654	$229,962,109	$3,481,175
Shares of beneficial interest outstanding, unlimited authorization, no par	780,362	4,746,256	209,667
Net asset value per share	$16.19	$48.45	$16.60

*Investments, at cost	$285,326,007	$3,747,438,421	$105,432,926
See accompanying notes, which are an integral part of the financial statements.

75

Statements of operations

Ivy Funds	Year ended March 31, 2023

	Delaware Climate Solutions Fund	Delaware Global Real Estate Fund	Delaware Ivy Asset Strategy FundΦ
Investment Income:
Dividends	$8,253,207	$1,625,750	$27,462,309
Securities lending income	602,261	437	706,400
Interest	—	—	27,909,420
Foreign tax withheld	(472,993)	(53,131)	(1,764,635)
	8,382,475	1,573,056	54,313,494

Expenses:
Investment advisory fees	2,318,037	484,664	13,230,600
Distribution expenses — Class A	254,117	18,770	3,288,612
Distribution expenses — Class C	125,693	3,262	617,573
Distribution expenses — Class E	—	—	18,177
Distribution expenses — Class R	189,815	3,503	103,537
Distribution expenses — Class Y	23,774	2,473	206,601
Dividend disbursing and transfer agent fees and expenses	442,121	62,685	3,506,496
Registration fees	105,157	71,928	102,824
Accounting and administration expenses	81,053	50,909	342,071
Trustees’ fees and expenses	22,622	4,972	401,723
Reports and statements to shareholders servicing expenses	16,082	32,451	19,462
Audit and tax fees	15,009	75,044	47,260
Custodian fees	5,625	24,473	115,052
Legal fees	774	398	8,764
Other	13,749	23,809	97,356
	3,613,628	859,341	22,106,108
Less expenses waived	(49,009)	(272,266)	(4,005)
Less waived distribution expenses — Class A	(180,945)	(13,794)	—
Less waived distribution expenses — Class C	(16,426)	(1,931)	—
Less waived distribution expenses — Class E	—	—	(18,403)
Less waived distribution expenses — Class R	—	(115)	—
Less waived distribution expenses — Class Y	—	(50)	—
Less expenses paid indirectly	(562)	(289)	(1,740)
Total operating expenses	3,366,686	570,896	22,081,960
Net Investment Income (Loss)	5,015,789	1,002,160	32,231,534
76

	Delaware Climate Solutions Fund	Delaware Global Real Estate Fund	Delaware Ivy Asset Strategy FundΦ
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$67,365,580	$260,646	$13,662,319
Foreign currencies	372,400	(49,007)	338,190
Foreign currency exchange contracts	(361,023)	2,799	(1,724,116)
Futures contracts	—	—	(2,883,492)
Options written	—	—	(47,270)
Net realized gain (loss)	67,376,957	214,438	9,345,631

Net change in unrealized appreciation (depreciation) on:
Investments	(65,029,565)	(15,098,954)	(188,186,035)
Affiliated investments	—	—	11,460,487
Foreign currencies	(7,506)	1,276	(10,858)
Foreign currency exchange contracts	—	(1,478)	7,030
Futures contracts	—	—	2,001,115
Net change in unrealized appreciation (depreciation)	(65,037,071)	(15,099,156)	(174,728,261)
Net Realized and Unrealized Gain (Loss)	2,339,886	(14,884,718)	(165,382,630)
Net Increase (Decrease) in Net Assets Resulting from Operations	$7,355,675	$(13,882,558)	$(133,151,096)

Φ Consolidated statements of operations.

See accompanying notes, which are an integral part of the financial statements.

77

Statements of operations

Ivy Funds

	Delaware Ivy Balanced Fund	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund
Investment Income:
Interest	$22,392,304	$—	$172,422
Dividends	16,087,496	9,215,714	39,582,589
Securities lending income	90,268	732,923	951,285
Foreign tax withheld	(20,970)	(122,983)	(535,333)
	38,549,098	9,825,654	40,170,963

Expenses:
Investment advisory fees	12,642,248	2,294,493	45,543,637
Distribution expenses — Class A	3,066,041	395,682	8,869,855
Distribution expenses — Class C	839,650	37,167	1,457,031
Distribution expenses — Class E	—	1,755	25,730
Distribution expenses — Class R	45,949	67,364	464,853
Distribution expenses — Class Y	26,967	33,600	624,665
Dividend disbursing and transfer agent fees and expenses	2,748,702	811,659	8,081,168
Accounting and administration expenses	323,291	85,255	748,315
Trustees’ fees and expenses	147,930	131,038	663,826
Registration fees	97,198	99,871	181,697
Audit and tax fees	36,372	37,931	28,042
Custodian fees	28,375	8,935	163,195
Reports and statements to shareholders servicing expenses	18,170	15,239	23,835
Legal fees	7,304	438	36,872
Other	77,710	21,210	234,280
	20,105,907	4,041,637	67,147,001
Less expenses waived	(279)	(148,060)	—
Less waived distribution expenses — Class A	—	(214,337)	—
Less waived distribution expenses — Class C	—	(7,073)	—
Less waived distribution expenses — Class E	—	(1,780)	(10,906)
Less expenses paid indirectly	(2,167)	(662)	(5,106)
Total operating expenses	20,103,461	3,669,725	67,130,989
Net Investment Income (Loss)	18,445,637	6,155,929	(26,960,026)
78

	Delaware Ivy Balanced Fund	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(114,090,089)	$13,712,752	$722,988,793
Foreign currencies	—	177,609	38,662
Foreign currency exchange contracts	—	(223,170)	(124,444)
Futures contracts	(204,367)	—	—
Swap contracts	49,261	—	—
Net realized gain (loss)	(114,245,195)	13,667,191	722,903,011

Net change in unrealized appreciation (depreciation) on:
Investments	(80,330,472)	(35,369,998)	(1,789,865,287)
Affiliated investments	—	—	(94,951,606)
Foreign currencies	—	(3,937)	(10,514)
Foreign currency exchange contracts	—	1,171	—
Futures contracts	195,176	—	—
Options purchased	(19,809)	—	—
Options written	73,753	—	—
Swap contracts	135,689	—	—
Net change in unrealized appreciation (depreciation)	(79,945,663)	(35,372,764)	(1,884,827,407)
Net Realized and Unrealized Gain (Loss)	(194,190,858)	(21,705,573)	(1,161,924,396)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(175,745,221)	$(15,549,644)	$(1,188,884,422)

See accompanying notes, which are an integral part of the financial statements.

79

Statements of operations

Ivy Funds

Delaware Real Estate Securities Fund
Investment Income:
Dividends	$6,866,980
Foreign tax withheld	(3,442)
6,863,538

Expenses:
Investment advisory fees	2,075,566
Distribution expenses — Class A	267,308
Distribution expenses — Class C	11,103
Distribution expenses — Class E	1,389
Distribution expenses — Class R	2,286
Distribution expenses — Class Y	117,566
Dividend disbursing and transfer agent fees and expenses	499,223
Registration fees	108,749
Accounting and administration expenses	95,098
Trustees’ fees and expenses	34,058
Audit and tax fees	30,812
Reports and statements to shareholders servicing expenses	17,152
Custodian fees	7,815
Legal fees	1,405
Other	18,831
3,288,361
Less expenses waived	(204,340)
Less waived distribution expenses — Class A	(143,127)
Less waived distribution expenses — Class C	(4,842)
Less waived distribution expenses — Class E	(1,406)
Less waived distribution expenses — Class R	(117)
Less waived distribution expenses — Class Y	(249)
Less expenses paid indirectly	(683)
Less waived shareholder servicing expenses	(1,214)
Total operating expenses	2,932,383
Net Investment Income (Loss)	3,931,155
80

Delaware Real Estate Securities Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$37,220,065
Foreign currencies	5,664
Foreign currency exchange contracts	(9,736)
Net realized gain (loss)	37,215,993

Net change in unrealized appreciation (depreciation) on:
Investments	(114,365,453)
Foreign currencies	6
Net change in unrealized appreciation (depreciation)	(114,365,447)
Net Realized and Unrealized Gain (Loss)	(77,149,454)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(73,218,299)

See accompanying notes, which are an integral part of the financial statements.

81

Statements of changes in net assets

Ivy Funds

	Delaware Climate Solutions Fund		Delaware Global Real Estate Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,015,789	$3,695,617	$1,002,160	$1,538,799
Net realized gain (loss)	67,376,957	75,909,685	214,438	16,803,665
Net change in unrealized appreciation (depreciation)	(65,037,071)	28,580,345	(15,099,156)	(3,922,360)
Net increase (decrease) in net assets resulting from operations	7,355,675	108,185,647	(13,882,558)	14,420,104

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(1,674,353)	(1,117,215)	(813,026)	(378,619)
Class B	—	—	—	(382)
Class C	(142,972)	(92,780)	(38,504)	(47,941)
Class I	(1,910,696)	(1,566,499)	(2,983,116)	(2,045,754)
Class R	(579,941)	(302,961)	(85,965)	(27,935)
Class R6[1]	(107,100)	(73,668)	(1,685,050)	(506,542)
Class Y	(108,504)	(120,593)	(124,066)	(35,699)
	(4,523,566)	(3,273,716)	(5,729,727)	(3,042,872)

Capital Share Transactions:
Proceeds from shares sold:
Class A	33,904,823	34,260,612	847,362	2,734,446
Class C	2,851,350	3,128,620	32,513	40,529
Class I	64,816,483	26,692,477	2,326,977	3,605,189
Class R	13,223,829	14,255,610	17,302	76,092
Class R6[1]	3,759,496	5,132,162	1,331,405	10,008,503
Class Y	5,301,106	5,122,734	—	5,050

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,665,927	1,099,510	811,067	353,943
Class B2	—	—	—	382
Class C	142,083	87,810	38,303	14,501
Class I	1,635,342	1,531,605	2,980,572	2,017,933
Class R	579,892	301,597	85,965	27,935
Class R6[1]	107,100	73,668	1,685,050	506,542
Class Y	107,967	114,813	124,066	35,699
	128,095,398	91,801,218	10,280,582	19,426,744
82

	Delaware Climate Solutions Fund		Delaware Global Real Estate Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(49,320,690)	$(40,203,242)	$(4,155,915)	$(4,737,461)
Class B2	—	(504,854)	—	(781,062)
Class C	(6,736,229)	(3,699,064)	(242,092)	(3,152,429)
Class I	(81,731,515)	(58,083,400)	(21,611,463)	(32,168,103)
Class R	(16,573,419)	(15,402,978)	(68,216)	(462,199)
Class R6[1]	(6,939,537)	(3,864,905)	(8,378,702)	(5,061,109)
Class Y	(9,464,274)	(5,238,188)	(38,569)	(18,331)
	(170,765,664)	(126,996,631)	(34,494,957)	(46,380,694)
Decrease in net assets derived from capital share transactions	(42,670,266)	(35,195,413)	(24,214,375)	(26,953,950)
Net Increase (Decrease) in Net Assets	(39,838,157)	69,716,518	(43,826,660)	(15,576,718)

Net Assets:
Beginning of year	283,069,346	213,352,828	79,069,551	94,646,269
End of year	$243,231,189	$283,069,346	$35,242,891	$79,069,551

[1]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[2]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

83

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Asset Strategy FundΦ		Delaware Ivy Balanced Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$32,231,534	$31,392,806	$18,445,637	$11,991,157
Net realized gain (loss)	9,345,631	311,989,171	(114,245,195)	551,780,536
Net change in unrealized appreciation (depreciation)	(174,728,261)	(193,418,320)	(79,945,663)	(439,261,460)
Net increase (decrease) in net assets resulting from operations	(133,151,096)	149,963,657	(175,745,221)	124,510,233

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(198,200,145)	(175,318,750)	(239,823,165)	(170,015,564)
Class B	—	(42,536)	—	—
Class C	(8,862,743)	(12,324,565)	(15,608,600)	(14,282,406)
Class E1	(138,326)	(4,366,558)	—	—
Class I	(65,268,076)	(72,386,268)	(98,263,451)	(92,393,854)
Class R	(3,097,220)	(2,762,528)	(1,837,021)	(1,203,217)
Class R6[2]	(2,204,079)	(1,889,134)	(1,669,943)	(1,198,396)
Class Y	(12,448,555)	(11,274,721)	(2,201,984)	(1,666,306)
	(290,219,144)	(280,365,060)	(359,404,164)	(280,759,743)

Capital Share Transactions:
Proceeds from shares sold:
Class A	70,991,325	107,147,075 [3]	104,011,965	158,026,004
Class B4	—	24,590 [3]	—	33,172
Class C	3,997,654	6,546,021 [3]	5,573,674	10,887,561
Class E1	311,695	2,620,753 [3]	—	—
Class I	58,677,325	60,720,827 [3]	64,476,235	114,463,862
Class R	2,098,446	2,727,673 [3]	570,783	1,388,957
Class R6[2]	5,633,693	3,811,600 [3]	3,396,821	2,268,269
Class Y	3,788,156	5,001,260 [3]	901,963	1,754,031

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	184,407,759	160,806,169	231,207,512	162,754,443
Class B4	—	38,816	—	—
Class C	8,851,448	12,151,358	15,567,233	14,112,065
Class E1	136,389	4,361,923	—	—
Class I	63,369,252	70,008,470	97,522,283	90,605,200
Class R	2,963,840	2,648,431	1,833,012	1,197,259
Class R6[2]	2,198,192	1,874,088	1,668,083	1,196,162
Class Y	12,012,298	10,861,498	1,948,405	1,462,126
	419,437,472	451,350,552	528,677,969	560,149,111
84

	Delaware Ivy Asset Strategy FundΦ		Delaware Ivy Balanced Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(248,055,924)	$(251,348,935)	$(370,808,272)	$(246,509,829)
Class B4	—	(9,485,078)	—	(10,811,875)
Class C	(39,296,049)	(70,455,268)	(49,314,290)	(84,463,045)
Class E1	(35,354,533)	(4,954,641)	—	—
Class I	(225,672,990)	(215,429,711)	(346,775,406)	(256,029,558)
Class R	(4,368,412)	(8,845,297)	(1,975,980)	(2,044,337)
Class R6[2]	(3,440,969)	(7,755,755)	(3,620,638)	(3,193,859)
Class Y	(16,289,861)	(22,347,142)	(2,251,540)	(5,418,651)
	(572,478,738)	(590,621,827)	(774,746,126)	(608,471,154)
Decrease in net assets derived from capital share transactions	(153,041,266)	(139,271,275)	(246,068,157)	(48,322,043)
Net Decrease in Net Assets	(576,411,506)	(269,672,678)	(781,217,542)	(204,571,553)

Net Assets:
Beginning of year	2,394,405,691	2,664,078,369	2,381,723,323	2,586,294,876
End of year	$1,817,994,185	$2,394,405,691	$1,600,505,781	$2,381,723,323

[1]	On June 13, 2022, all Class E shares were liquidated.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	Included payments from affiliates.
[4]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.
Φ	Consolidated statements of changes in net assets.

See accompanying notes, which are an integral part of the financial statements.

85

Statements of changes in net assets

Ivy Funds

	Delaware Ivy Natural Resources Fund		Delaware Ivy Science and Technology Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,155,929	$4,364,247	$(26,960,026)	$(72,596,588)
Net realized gain (loss)	13,667,191	80,651,573	722,903,011	3,890,988,694
Net change in unrealized appreciation (depreciation)	(35,372,764)	765,539	(1,884,827,407)	(3,751,673,768)
Net increase (decrease) in net assets resulting from operations	(15,549,644)	85,781,359	(1,188,884,422)	66,718,338

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(3,199,467)	(3,146,954)	(782,618,874)	(1,784,827,190)
Class C	(96,004)	(70,862)	(45,179,380)	(125,153,174)
Class E1	—	(80,542)	—	(19,789,487)
Class I	(1,651,226)	(1,959,146)	(303,978,643)	(785,259,857)
Class R	(260,792)	(268,318)	(23,301,889)	(44,371,491)
Class R6[2]	(68,096)	(38,129)	(25,974,492)	(52,529,517)
Class Y	(265,312)	(282,747)	(49,230,989)	(122,334,761)
	(5,540,897)	(5,846,698)	(1,230,284,267)	(2,934,265,477)

Capital Share Transactions:
Proceeds from shares sold:
Class A	26,773,852	13,336,225	177,282,686	339,601,285
Class B3	—	—	—	73,803
Class C	2,380,151	852,447	8,396,050	16,743,149
Class E1	56,482	375,186	833,192	5,794,087
Class I	28,169,210	16,031,438	445,523,362	479,654,451
Class R	5,434,088	4,620,739	13,281,156	14,364,657
Class R6[2]	3,467,180	1,115,493	31,227,613	38,642,237
Class Y	4,530,890	3,316,726	30,515,678	48,460,741

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,155,342	3,002,510	776,653,782	1,732,093,310
Class C	95,887	68,749	45,119,637	123,088,388
Class E1	—	80,529	—	19,798,396
Class I	1,584,800	1,912,065	302,239,275	765,677,262
Class R	260,792	267,052	23,286,268	44,192,071
Class R6[2]	68,096	38,129	25,429,104	52,395,887
Class Y	265,106	276,133	48,881,615	117,831,872
	76,241,876	45,293,421	1,928,669,418	3,798,411,596
86

	Delaware Ivy Natural Resources Fund		Delaware Ivy Science and Technology Fund
	Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(37,617,901)	$(27,895,089)	$(1,248,499,762)	$(1,052,534,059)
Class B3	—	(107,394)	—	(17,090,289)
Class C	(1,742,377)	(1,649,400)	(99,434,772)	(194,928,669)
Class E1	(3,604,681)	(463,852)	(47,478,791)	(7,308,076)
Class I	(31,750,609)	(28,379,444)	(1,161,941,145)	(1,010,870,001)
Class R	(6,758,540)	(6,527,736)	(24,041,061)	(44,614,075)
Class R6[2]	(1,325,926)	(646,663)	(70,859,889)	(58,417,659)
Class Y	(5,393,400)	(3,395,471)	(101,864,828)	(151,601,849)
	(88,193,434)	(69,065,049)	(2,754,120,248)	(2,537,364,677)
Increase (decrease) in net assets derived from capital share transactions	(11,951,558)	(23,771,628)	(825,450,830)	1,261,046,919
Net Increase (Decrease) in Net Assets	(33,042,099)	56,163,033	(3,244,619,519)	(1,606,500,220)

Net Assets:
Beginning of year	292,792,593	236,629,560	8,254,184,596	9,860,684,816
End of year	$259,750,494	$292,792,593	$5,009,565,077	$8,254,184,596

[1]	On June 13, 2022, all Class E shares were liquidated.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

87

Statements of changes in net assets

Ivy Funds

	Delaware Real Estate Securities Fund
	Year ended
	3/31/23	3/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,931,155	$3,170,450
Net realized gain (loss)	37,215,993	37,809,150
Net change in unrealized appreciation (depreciation)	(114,365,447)	45,947,974
Net increase (decrease) in net assets resulting from operations	(73,218,299)	86,927,574

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(24,763,072)	(18,007,963)
Class C	(242,070)	(220,828)
Class E1	—	(367,446)
Class I	(19,385,867)	(16,315,128)
Class R	(95,212)	(65,284)
Class R6[2]	(556,795)	(117,215)
Class Y	(1,549,753)	(10,935,534)
	(46,592,769)	(46,029,398)

Capital Share Transactions:
Proceeds from shares sold:
Class A	3,569,395	9,444,998
Class B3	—	14,988
Class C	86,384	311,780
Class E1	21,550	222,451
Class I	17,888,895	33,094,238
Class R	238,766	157,393
Class R6[2]	1,609,172	619,095
Class Y	3,272,891	15,233,806

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	24,611,672	17,800,733
Class C	241,328	213,597
Class E1	—	368,040
Class I	19,368,967	16,144,683
Class R	95,212	65,283
Class R6[2]	556,795	117,215
Class Y	1,367,436	10,823,228
	72,928,463	104,631,528
88

	Delaware Real Estate Securities Fund
	Year ended
	3/31/23	3/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(32,271,177)	$(29,411,210)
Class B3	—	(479,079)
Class C	(653,661)	(939,453)
Class E1	(2,513,515)	(458,430)
Class I	(60,994,295)	(60,019,310)
Class R	(167,550)	(215,612)
Class R6[2]	(665,821)	(184,537)
Class Y	(71,224,094)	(13,293,007)
	(168,490,113)	(105,000,638)
Decrease in net assets derived from capital share transactions	(95,561,650)	(369,110)
Net Increase (Decrease) in Net Assets	(215,372,718)	40,529,066

Net Assets:
Beginning of year	373,450,044	332,920,978
End of year	$158,077,326	$373,450,044

[1]	On June 13, 2022, all Class E shares were liquidated.
[2]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
[3]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.

See accompanying notes, which are an integral part of the financial statements.

89

Financial highlights

Delaware Climate Solutions Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.69	$6.18	$3.25	$9.45	$11.55

Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.11	0.07	0.04	(0.05)
Net realized and unrealized gain (loss)	0.18	3.51	2.97	(6.24)	(2.05)
Total from investment operations	0.36	3.62	3.04	(6.20)	(2.10)

Less dividends and distributions from:
Net investment income	(0.17)	(0.11)	(0.11)	—	—
Total dividends and distributions	(0.17)	(0.11)	(0.11)	—	—

Net asset value, end of period	$9.88	$9.69	$6.18	$3.25	$9.45

Total return[2]	3.68%	59.24%	94.23%	(65.61)%	(18.18)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,379	$104,280	$72 [3]	$40 [3]	$134 [3]
Ratio of expenses to average net assets[4]	1.28%	1.35%	1.35%	1.41%	1.41%
Ratio of expenses to average net assets prior to fees waived[4]	1.48%	1.72%	1.87%	1.71%	1.55%
Ratio of net investment income (loss) to average net assets	1.80%	1.60%	1.52%	0.52%	(0.46)%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.60%	1.23%	1.00%	0.22%	(0.60)%
Portfolio turnover	108%	113%	30%	23%	31%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

90

Delaware Climate Solutions Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$8.88	$5.68	$2.97	$8.70	$10.71

Income (loss) from investment operations:
Net investment income (loss)[1]	0.09	0.06	0.03	(0.01)	(0.12)
Net realized and unrealized gain (loss)	0.17	3.21	2.73	(5.72)	(1.89)
Total from investment operations	0.26	3.27	2.76	(5.73)	(2.01)

Less dividends and distributions from:
Net investment income	(0.11)	(0.07)	(0.05)	—	—
Total dividends and distributions	(0.11)	(0.07)	(0.05)	—	—

Net asset value, end of period	$9.03	$8.88	$5.68	$2.97	$8.70

Total return[2]	2.88%	57.97%	93.07%	(65.86)%	(18.77)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,909	$13,503	$9 [3]	$6 [3]	$27 [3]
Ratio of expenses to average net assets[4]	2.03%	2.09%	2.09%	2.11%	2.11%
Ratio of expenses to average net assets prior to fees waived[4]	2.17%	2.34%	2.44%	2.31%	2.12%
Ratio of net investment income (loss) to average net assets	1.00%	0.87%	0.77%	(0.20)%	(1.17)%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.86%	0.62%	0.42%	(0.40)%	(1.18)%
Portfolio turnover	108%	113%	30%	23%	31%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

91

Financial highlights

Delaware Climate Solutions Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.13	$6.45	$3.40	$9.85	$11.99

Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.14	0.09	0.08	(0.01)
Net realized and unrealized gain (loss)	0.18	3.67	3.11	(6.53)	(2.13)
Total from investment operations	0.40	3.81	3.20	(6.45)	(2.14)

Less dividends and distributions from:
Net investment income	(0.19)	(0.13)	(0.15)	—	—
Total dividends and distributions	(0.19)	(0.13)	(0.15)	—	—

Net asset value, end of period	$10.34	$10.13	$6.45	$3.40	$9.85

Total return[2]	3.97%	59.90%	95.08%	(65.48)%	(17.85)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$97,636	$110,841	$97 [3]	$52 [3]	$158 [3]
Ratio of expenses to average net assets[4]	0.99%	0.99%	0.99%	0.99%	1.03%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	1.14%	1.20%	1.17%	1.11%
Ratio of net investment income (loss) to average net assets	2.09%	1.93%	1.87%	0.95%	(0.08)%
Ratio of net investment income (loss) to average net assets prior to fees waived	2.08%	1.78%	1.66%	0.77%	(0.16)%
Portfolio turnover	108%	113%	30%	23%	31%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

92

Delaware Climate Solutions Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.57	$6.10	$3.20	$9.34	$11.45

Income (loss) from investment operations:
Net investment income (loss)[1]	0.15	0.09	0.05	0.01	(0.08)
Net realized and unrealized gain (loss)	0.17	3.46	2.93	(6.15)	(2.03)
Total from investment operations	0.32	3.55	2.98	(6.14)	(2.11)

Less dividends and distributions from:
Net investment income	(0.15)	(0.08)	(0.08)	—	—
Total dividends and distributions	(0.15)	(0.08)	(0.08)	—	—

Net asset value, end of period	$9.74	$9.57	$6.10	$3.20	$9.34

Total return[2]	3.31%[3]	58.80%	93.40%[3]	(65.74)%	(18.43)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,606	$36,368	$24 [4]	$7 [4]	$18 [4]
Ratio of expenses to average net assets[5]	1.56%	1.73%	1.75%	1.74%	1.68%
Ratio of expenses to average net assets prior to fees waived[5]	1.57%	1.73%	1.77%	1.74%	1.68%
Ratio of net investment income (loss) to average net assets	1.49%	1.23%	1.06%	0.19%	(0.72)%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.48%	1.23%	1.04%	0.19%	(0.72)%
Portfolio turnover	108%	113%	30%	23%	31%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

93

Financial highlights

Delaware Climate Solutions Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$10.18	$6.49	$3.42	$9.90	$12.05

Income (loss) from investment operations:
Net investment income[1]	0.22	0.16	0.09	0.08	— [2]
Net realized and unrealized gain (loss)	0.19	3.66	3.13	(6.56)	(2.15)
Total from investment operations	0.41	3.82	3.22	(6.48)	(2.15)

Less dividends and distributions from:
Net investment income	(0.20)	(0.13)	(0.15)	—	—
Total dividends and distributions	(0.20)	(0.13)	(0.15)	—	—

Net asset value, end of period	$10.39	$10.18	$6.49	$3.42	$9.90

Total return[3]	4.03%[4]	59.68%[4]	95.11%[4]	(65.45)%	(17.84)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,411	$6,610	$3 [5]	$2 [5]	$5 [5]
Ratio of expenses to average net assets[6]	0.96%	0.98%	0.99%	0.99%	0.94%
Ratio of expenses to average net assets prior to fees waived[6]	0.97%	0.99%	1.02%	0.99%	0.94%
Ratio of net investment income to average net assets	2.09%	2.07%	1.84%	0.95%	0.04%
Ratio of net investment income to average net assets prior to fees waived	2.08%	2.06%	1.81%	0.95%	0.04%
Portfolio turnover	108%	113%	30%	23%	31%

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

94

Delaware Climate Solutions Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$9.85	$6.28	$3.30	$9.59	$11.72

Income (loss) from investment operations:
Net investment income (loss)[1]	0.18	0.12	0.07	0.04	(0.05)
Net realized and unrealized gain (loss)	0.19	3.56	3.02	(6.33)	(2.08)
Total from investment operations	0.37	3.68	3.09	(6.29)	(2.13)

Less dividends and distributions from:
Net investment income	(0.14)	(0.11)	(0.11)	—	—
Total dividends and distributions	(0.14)	(0.11)	(0.11)	—	—

Net asset value, end of period	$10.08	$9.85	$6.28	$3.30	$9.59

Total return[2]	3.69%[3]	59.24%[3]	94.31%[3]	(65.59)%[3]	(18.17)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,290	$11,467	$8 [4]	$4 [4]	$22 [4]
Ratio of expenses to average net assets[5]	1.28%	1.35%	1.35%	1.41%	1.34%
Ratio of expenses to average net assets prior to fees waived[5]	1.29%	1.38%	1.42%	1.42%	1.34%
Ratio of net investment income (loss) to average net assets	1.81%	1.61%	1.50%	0.46%	(0.42)%
Ratio of net investment income (loss) to average net assets prior to fees waived	1.80%	1.58%	1.43%	0.45%	(0.42)%
Portfolio turnover	108%	113%	30%	23%	31%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

95

Financial highlights

Delaware Global Real Estate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.23	$10.86	$8.16	$11.22	$10.38

Income (loss) from investment operations:
Net investment income[1]	0.17	0.16	0.12	0.15	0.15
Net realized and unrealized gain (loss)	(2.64)	1.58	2.88	(2.57)	1.21
Total from investment operations	(2.47)	1.74	3.00	(2.42)	1.36

Less dividends and distributions from:
Net investment income	(0.17)	(0.37)	(0.30)	(0.38)	(0.31)
Net realized gain	(1.12)	—	—	(0.26)	(0.21)
Total dividends and distributions	(1.29)	(0.37)	(0.30)	(0.64)	(0.52)

Net asset value, end of period	$8.47	$12.23	$10.86	$8.16	$11.22

Total return[2]	(20.45)%	16.12%	37.08%	(22.88)%	13.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,413	$10,754	$11 [3]	$11 [3]	$20 [3]
Ratio of expenses to average net assets[4]	1.38%	1.48%	1.48%	1.51%	1.61%[5]
Ratio of expenses to average net assets prior to fees waived[4]	2.14%	1.76%	1.79%	1.68%	1.90%
Ratio of net investment income to average net assets	1.70%	1.38%	1.23%	1.44%	1.40%
Ratio of net investment income to average net assets prior to fees waived	0.94%	1.10%	0.92%	1.27%	1.11%
Portfolio turnover	109%	88%	90%	88%	91%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.51%.

See accompanying notes, which are an integral part of the financial statements.

96

Delaware Global Real Estate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.10	$10 .76	$8.11	$11.15	$10.32

Income (loss) from investment operations:
Net investment income[1]	0.10	0.08	0.05	0.08	0.06
Net realized and unrealized gain (loss)	(2.62)	1.56	2.86	(2.55)	1.21
Total from investment operations	(2.52)	1.64	2.91	(2.47)	1.27

Less dividends and distributions from:
Net investment income	(0.11)	(0.30)	(0.26)	(0.31)	(0.23)
Net realized gain	(1.12)	—	—	(0.26)	(0.21)
Total dividends and distributions	(1.23)	(0.30)	(0.26)	(0.57)	(0.44)

Net asset value, end of period	$8.35	$12.10	$10.76	$8.11	$11.15

Total return[2]	(21.14)%	15.28%	36.12%	(23.32)%	12.72%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$196	$499	$3 [3]	$3 [3]	$4 [3]
Ratio of expenses to average net assets[4]	2.16%	2.15%	2.15%	2.17%	2.27%
Ratio of expenses to average net assets prior to fees waived[4]	3.22%	2.21%	2.31%	2.26%	2.44%
Ratio of net investment income to average net assets	0.99%	0.64%	0.52%	0.75%	0.60%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.07)%	0.58%	0.36%	0.66%	0.43%
Portfolio turnover	109%	88%	90%	88%	91%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

97

Financial highlights

Delaware Global Real Estate Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.29	$10.91	$8.19	$11.24	$10.41

Income (loss) from investment operations:
Net investment income[1]	0.21	0.21	0.16	0.21	0.19
Net realized and unrealized gain (loss)	(2.66)	1.59	2.89	(2.57)	1.21
Total from investment operations	(2.45)	1.80	3.05	(2.36)	1.40

Less dividends and distributions from:
Net investment income	(0.20)	(0.42)	(0.33)	(0.43)	(0.36)
Net realized gain	(1.12)	—	—	(0.26)	(0.21)
Total dividends and distributions	(1.32)	(0.42)	(0.33)	(0.69)	(0.57)

Net asset value, end of period	$8.52	$12.29	$10.91	$8.19	$11.24

Total return[2]	(20.24)%	16.62%	37.55%	(22.41)%	14.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,455	$43,193	$63 [3]	$60 [3]	$88 [3]
Ratio of expenses to average net assets[4]	1.05%	1.05%	1.05%	1.05%	1.20%[5]
Ratio of expenses to average net assets prior to fees waived[4]	1.59%	1.36%	1.41%	1.34%	1.55%
Ratio of net investment income to average net assets	2.09%	1.77%	1.64%	1.90%	1.76%
Ratio of net investment income to average net assets prior to
fees waived	1.55%	1.46%	1.28%	1.61%	1.41%
Portfolio turnover	109%	88%	90%	88%	91%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.05%.

See accompanying notes, which are an integral part of the financial statements.

98

Delaware Global Real Estate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.18	$10.82	$8.14	$11.19	$10.36

Income (loss) from investment operations:
Net investment income[1]	0.13	0.12	0.15	0.12	0.09
Net realized and unrealized gain (loss)	(2.61)	1.58	2.81	(2.56)	1.23
Total from investment operations	(2.48)	1.70	2.96	(2.44)	1.32

Less dividends and distributions from:
Net investment income	(0.16)	(0.34)	(0.28)	(0.35)	(0.28)
Net realized gain	(1.12)	—	—	(0.26)	(0.21)
Total dividends and distributions	(1.28)	(0.34)	(0.28)	(0.61)	(0.49)

Net asset value, end of period	$8.42	$12.18	$10.82	$8.14	$11.19

Total return[2]	(20.66)%	15.74%	36.66%	(23.08)%	13.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$631	$857	$1 [3]	$3 [3]	$6 [3]
Ratio of expenses to average net assets[4]	1.64%	1.80%	1.80%	1.80%	1.93%
Ratio of expenses to average net assets prior to fees waived[4]	2.18%	1.97%	1.98%	1.93%	2.10%
Ratio of net investment income to average net assets	1.28%	1.03%	1.66%	1.16%	0.83%
Ratio of net investment income to average net assets prior to fees waived	0.74%	0.86%	1.48%	1.03%	0.66%
Portfolio turnover	109%	88%	90%	88%	91%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

99

Financial highlights

Delaware Global Real Estate Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.30	$10.92	$8.19	$11.26	$10.42

Income (loss) from investment operations:
Net investment income[1]	0.20	0.23	0.16	0.20	0.21
Net realized and unrealized gain (loss)	(2.65)	1.57	2.90	(2.58)	1.19
Total from investment operations	(2.45)	1.80	3.06	(2.38)	1.40

Less dividends and distributions from:
Net investment income	(0.21)	(0.42)	(0.33)	(0.43)	(0.35)
Net realized gain	(1.12)	—	—	(0.26)	(0.21)
Total dividends and distributions	(1.33)	(0.42)	(0.33)	(0.69)	(0.56)

Net asset value, end of period	$8.52	$12.30	$10.92	$8.19	$11.26

Total return[2]	(20.21)%	16.60%	37.67%	(22.53)%	14.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11,624	$22,562	$15 [3]	$22 [3]	$30 [3]
Ratio of expenses to average net assets[4]	1.05%	1.05%	1.05%	1.05%	1.13%[5]
Ratio of expenses to average net assets prior to fees waived[4]	1.54%	1.30%	1.22%	1.16%	1.31%
Ratio of net investment income to average net assets	1.94%	1.92%	1.71%	1.90%	2.01%
Ratio of net investment income to average net assets prior to fees waived	1.45%	1.67%	1.54%	1.79%	1.83%
Portfolio turnover	109%	88%	90%	88%	91%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Expense ratio based on the period excluding reorganization expenses was 1.05%.

See accompanying notes, which are an integral part of the financial statements.

100

Delaware Global Real Estate Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$12.40	$11.00	$8.27	$11.35	$10.50

Income (loss) from investment operations:
Net investment income[1]	0.16	0.17	0.20	0.16	0.14
Net realized and unrealized gain (loss)	(2.67)	1.61	2.83	(2.59)	1.24
Total from investment operations	(2.51)	1.78	3.03	(2.43)	1.38

Less dividends and distributions from:
Net investment income	(0.18)	(0.38)	(0.30)	(0.39)	(0.32)
Net realized gain	(1.12)	—	—	(0.26)	(0.21)
Total dividends and distributions	(1.30)	(0.38)	(0.30)	(0.65)	(0.53)

Net asset value, end of period	$8.59	$12.40	$11.00	$8.27	$11.35

Total return[2]	(20.49)%	16.21%	36.96%	(22.73)%	13.64%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$924	$1,205	$1 [3]	$4 [3]	$5 [3]
Ratio of expenses to average net assets[4]	1.36%	1.47%	1.45%	1.46%	1.51%
Ratio of expenses to average net assets prior to fees waived[4]	1.89%	1.65%	1.61%	1.55%	1.68%
Ratio of net investment income to average net assets	1.55%	1.39%	2.15%	1.46%	1.29%
Ratio of net investment income to average net assets prior to fees waived	1.02%	1.21%	1.99%	1.37%	1.12%
Portfolio turnover	109%	88%	90%	88%	91%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

101

Consolidated financial highlights

Delaware Ivy Asset Strategy Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$23.05	$24.45	$17.41	$20.63	$24.02

Income (loss) from investment operations:
Net investment income[1]	0.32	0.29	0.29	0.43	0.38
Net realized and unrealized gain (loss)	(1.53)	1.12	7.39	(2.42)	0.09
Total from investment operations	(1.21)	1.41	7.68	(1.99)	0.47

Less dividends and distributions from:
Net investment income	(0.27)	(0.55)	(0.39)	(0.42)	(0.40)
Net realized gain	(2.97)	(2.26)	(0.25)	(0.81)	(3.46)
Total dividends and distributions	(3.24)	(2.81)	(0.64)	(1.23)	(3.86)

Net asset value, end of period	$18.60	$23.05	$24.45	$17.41	$20.63

Total return[2]	(4.79)%	5.33%[3]	44.79%	(10.69)%	2.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,259,211	$1,531,209	$1,601 [4]	$1,128 [4]	$1,361 [4]
Ratio of expenses to average net assets[5]	1.15%	1.11%	1.07%	1.13%	1.16%
Ratio of net investment income to average net assets	1.61%	1.16%	1.33%	2.03%	1.71%
Portfolio turnover	74%	33%	40%	44%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

102

Delaware Ivy Asset Strategy Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$21.25	$22.75	$16.24	$19.33	$22.71

Income (loss) from investment operations:
Net investment income[1]	0.11	0.08	0.13	0.27	0.22
Net realized and unrealized gain (loss)	(1.44)	1.05	6.87	(2.26)	0.07
Total from investment operations	(1.33)	1.13	7.00	(1.99)	0.29

Less dividends and distributions from:
Net investment income	(0.11)	(0.37)	(0.24)	(0.29)	(0.21)
Net realized gain	(2.97)	(2.26)	(0.25)	(0.81)	(3.46)
Total dividends and distributions	(3.08)	(2.63)	(0.49)	(1.10)	(3.67)

Net asset value, end of period	$16.84	$21.25	$22.75	$16.24	$19.33

Total return[2]	(5.80)%	4.49%[3]	43.70%	(11.37)%	1.99%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48,216	$89,955	$146 [4]	$298 [4]	$634 [4]
Ratio of expenses to average net assets[5]	2.18%	1.92%	1.86%	1.88%	1.83%
Ratio of net investment income to average net assets	0.58%	0.35%	0.63%	1.34%	1.05%
Portfolio turnover	74%	33%	40%	44%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

103

Consolidated financial highlights

Delaware Ivy Asset Strategy Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$23.48	$24.85	$17.68	$20.93	$24.33

Income (loss) from investment operations:
Net investment income[1]	0.38	0.36	0.35	0.50	0.44
Net realized and unrealized gain (loss)	(1.57)	1.14	7.51	(2.46)	0.10
Total from investment operations	(1.19)	1.50	7.86	(1.96)	0.54

Less dividends and distributions from:
Net investment income	(0.31)	(0.61)	(0.44)	(0.48)	(0.48)
Net realized gain	(2.97)	(2.26)	(0.25)	(0.81)	(3.46)
Total dividends and distributions	(3.28)	(2.87)	(0.69)	(1.29)	(3.94)

Net asset value, end of period	$19.01	$23.48	$24.85	$17.68	$20.93

Total return[2]	(4.58)%	5.59%[3]	45.16%	(10.44)%	2.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$393,751	$597,362	$713 [4]	$586 [4]	$805 [4]
Ratio of expenses to average net assets[5]	0.90%	0.88%	0.83%	0.87%	0.89%
Ratio of net investment income to average net assets	1.86%	1.39%	1.59%	2.31%	1.97%
Portfolio turnover	74%	33%	40%	44%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

104

Delaware Ivy Asset Strategy Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$22.68	$24.09	$17.17	$20.35	$23.73

Income (loss) from investment operations:
Net investment income[1]	0.25	0.20	0.22	0.36	0.31
Net realized and unrealized gain (loss)	(1.51)	1.11	7.27	(2.37)	0.08
Total from investment operations	(1.26)	1.31	7.49	(2.01)	0.39

Less dividends and distributions from:
Net investment income	(0.21)	(0.46)	(0.32)	(0.36)	(0.31)
Net realized gain	(2.97)	(2.26)	(0.25)	(0.81)	(3.46)
Total dividends and distributions	(3.18)	(2.72)	(0.57)	(1.17)	(3.77)

Net asset value, end of period	$18.24	$22.68	$24.09	$17.17	$20.35

Total return[2]	(5.10)%	4.98%[3]	44.26%	(10.93)%	2.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$20,073	$23,787	$28 [4]	$28 [4]	$44 [4]
Ratio of expenses to average net assets[5]	1.47%	1.46%	1.42%	1.46%	1.47%
Ratio of net investment income to average net assets	1.29%	0.81%	1.02%	1.72%	1.40%
Portfolio turnover	74%	33%	40%	44%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

105

Consolidated financial highlights

Delaware Ivy Asset Strategy Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$23.55	$24.92	$17.73	$20.99	$24.40

Income (loss) from investment operations:
Net investment income[1]	0.41	0.40	0.37	0.51	0.45
Net realized and unrealized gain (loss)	(1.56)	1.14	7.54	(2.45)	0.11
Total from investment operations	(1.15)	1.54	7.91	(1.94)	0.56

Less dividends and distributions from:
Net investment income	(0.35)	(0.65)	(0.47)	(0.51)	(0.51)
Net realized gain	(2.97)	(2.26)	(0.25)	(0.81)	(3.46)
Total dividends and distributions	(3.32)	(2.91)	(0.72)	(1.32)	(3.97)

Net asset value, end of period	$19.08	$23.55	$24.92	$17.73	$20.99

Total return[2]	(4.39)%	5.73%[3]	45.35%	(10.32)%	3.03%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,914	$16,520	$19 [4]	$8 [4]	$5 [4]
Ratio of expenses to average net assets[5]	0.77%	0.72%	0.67%	0.72%	0.79%
Ratio of net investment income to average net assets	1.99%	1.56%	1.62%	2.35%	2.03%
Portfolio turnover	74%	33%	40%	44%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Payments from affiliates had no impact on net asset value and total return.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

106

Delaware Ivy Asset Strategy Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$23.14	$24.53	$17.47	$20.69	$24.09

Income (loss) from investment operations:
Net investment income[1]	0.33	0.30	0.30	0.44	0.39
Net realized and unrealized gain (loss)	(1.53)	1.12	7.40	(2.42)	0.08
Total from investment operations	(1.20)	1.42	7.70	(1.98)	0.47

Less dividends and distributions from:
Net investment income	(0.28)	(0.55)	(0.39)	(0.43)	(0.41)
Net realized gain	(2.97)	(2.26)	(0.25)	(0.81)	(3.46)
Total dividends and distributions	(3.25)	(2.81)	(0.64)	(1.24)	(3.87)

Net asset value, end of period	$18.69	$23.14	$24.53	$17.47	$20.69

Total return[2]	(4.72)%[3]	5.35%[3,4]	44.75%[3]	(10.64)%	2.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$78,829	$96,913	$109 [5]	$98 [5]	$151 [5]
Ratio of expenses to average net assets[6]	1.11%	1.09%	1.07%	1.11%	1.13%
Ratio of expenses to average net assets prior to fees waived[6]	1.11%	1.11%	1.08%	1.11%	1.13%
Ratio of net investment income to average net assets	1.65%	1.17%	1.36%	2.08%	1.73%
Ratio of net investment income to average net assets prior to fees waived	1.65%	1.15%	1.35%	2.08%	1.73%
Portfolio turnover	74%	33%	40%	44%	52%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Payments from affiliates had no impact on net asset value and total return.
[5]	Net assets reported in millions.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

107

Financial highlights

Delaware Ivy Balanced Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$25.53	$27.29	$20.43	$23.58	$24.74

Income (loss) from investment operations:
Net investment income[1]	0.21	0.12	0.24	0.31	0.37
Net realized and unrealized gain (loss)	(2.06)	1.28	8.38	(1.57)	1.03
Total from investment operations	(1.85)	1.40	8.62	(1.26)	1.40

Less dividends and distributions from:
Net investment income	(0.15)	(0.12)	(0.28)	(0.34)	(0.36)
Net realized gain	(4.68)	(3.04)	(1.48)	(1.55)	(2.20)
Total dividends and distributions	(4.83)	(3.16)	(1.76)	(1.89)	(2.56)

Net asset value, end of period	$18.85	$25.53	$27.29	$20.43	$23.58

Total return[2]	(6.71)%	4.57%	42.81%	(6.55)%	6.25%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,102,496	$1,485,004	$1,509 [3]	$1,086 [3]	$1,275 [3]
Ratio of expenses to average net assets[4]	1.10%	1.04%	1.07%	1.10%	1.09%
Ratio of net investment income to average net assets	0.97%	0.44%	0.95%	1.27%	1.49%
Portfolio turnover	82%	94%	52%	43%	53%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

108

Delaware Ivy Balanced Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$25.21	$26.98	$20.24	$23.38	$24.56

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.09)	0.06	0.13	0.19
Net realized and unrealized gain (loss)	(2.03)	1.25	8.30	(1.55)	1.01
Total from investment operations	(2.02)	1.16	8.36	(1.42)	1.20

Less dividends and distributions from:
Net investment income	(0.02)	—	(0.14)	(0.17)	(0.18)
Net realized gain	(4.68)	(2.93)	(1.48)	(1.55)	(2.20)
Total dividends and distributions	(4.70)	(2.93)	(1.62)	(1.72)	(2.38)

Net asset value, end of period	$18.49	$25.21	$26.98	$20.24	$23.38

Total return[2]	(7.53)%	3.77%	41.82%	(7.24)%	5.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$63,537	$117,058	$183 [3]	$243 [3]	$366 [3]
Ratio of expenses to average net assets[4]	1.98%	1.82%	1.82%	1.83%	1.80%
Ratio of net investment income (loss) to average net assets	0.06%	(0.34)%	0.23%	0.54%	0.78%
Portfolio turnover	82%	94%	52%	43%	53%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

109

Financial highlights

Delaware Ivy Balanced Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$25.54	$27.29	$20.42	$23.57	$24.74

Income (loss) from investment operations:
Net investment income[1]	0.26	0.18	0.29	0.36	0.43
Net realized and unrealized gain (loss)	(2.06)	1.28	8.39	(1.57)	1.02
Total from investment operations	(1.80)	1.46	8.68	(1.21)	1.45

Less dividends and distributions from:
Net investment income	(0.20)	(0.17)	(0.33)	(0.39)	(0.42)
Net realized gain	(4.68)	(3.04)	(1.48)	(1.55)	(2.20)
Total dividends and distributions	(4.88)	(3.21)	(1.81)	(1.94)	(2.62)

Net asset value, end of period	$18.86	$25.54	$27.29	$20.42	$23.57

Total return[2]	(6.52)%	4.82%	43.15%	(6.32)%	6.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$406,338	$745,878	$846 [3]	$671 [3]	$873 [3]
Ratio of expenses to average net assets[4]	0.88%	0.84%	0.86%	0.86%	0.84%
Ratio of net investment income to average net assets	1.17%	0.64%	1.17%	1.51%	1.73%
Portfolio turnover	82%	94%	52%	43%	53%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

110

Delaware Ivy Balanced Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$25.46	$27.22	$20.39	$23.54	$24.70

Income (loss) from investment operations:
Net investment income[1]	0.15	0.01	0.15	0.22	0.28
Net realized and unrealized gain (loss)	(2.05)	1.26	8.36	(1.57)	1.04
Total from investment operations	(1.90)	1.27	8.51	(1.35)	1.32

Less dividends and distributions from:
Net investment income	(0.10)	(0.01)	(0.20)	(0.25)	(0.28)
Net realized gain	(4.68)	(3.02)	(1.48)	(1.55)	(2.20)
Total dividends and distributions	(4.78)	(3.03)	(1.68)	(1.80)	(2.48)

Net asset value, end of period	$18.78	$25.46	$27.22	$20.39	$23.54

Total return[2]	(6.97)%	4.15%	42.31%	(6.90)%	5.91%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$8,650	$10,852	$11 [3]	$11 [3]	$13 [3]
Ratio of expenses to average net assets[4]	1.38%	1.44%	1.45%	1.45%	1.43%
Ratio of net investment income to average net assets	0.70%	0.04%	0.60%	0.91%	1.14%
Portfolio turnover	82%	94%	52%	43%	53%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

111

Financial highlights

Delaware Ivy Balanced Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$25.60	$27.36	$20.47	$23.62	$24.78

Income (loss) from investment operations:
Net investment income[1]	0.29	0.22	0.33	0.40	0.46
Net realized and unrealized gain (loss)	(2.07)	1.27	8.40	(1.57)	1.04
Total from investment operations	(1.78)	1.49	8.73	(1.17)	1.50

Less dividends and distributions from:
Net investment income	(0.23)	(0.21)	(0.36)	(0.43)	(0.46)
Net realized gain	(4.68)	(3.04)	(1.48)	(1.55)	(2.20)
Total dividends and distributions	(4.91)	(3.25)	(1.84)	(1.98)	(2.66)

Net asset value, end of period	$18.91	$25.60	$27.36	$20.47	$23.62

Total return[2]	(6.39)%	4.93%	43.34%	(6.16)%	6.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,291	$10,232	$11 [3]	$7 [3]	$15 [3]
Ratio of expenses to average net assets[4]	0.75%	0.70%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	1.33%	0.78%	1.30%	1.65%	1.88%
Portfolio turnover	82%	94%	52%	43%	53%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

112

Delaware Ivy Balanced Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$25.54	$27.29	$20.43	$23.58	$24.75

Income (loss) from investment operations:
Net investment income[1]	0.22	0.12	0.24	0.31	0.37
Net realized and unrealized gain (loss)	(2.07)	1.28	8.38	(1.57)	1.02
Total from investment operations	(1.85)	1.40	8.62	(1.26)	1.39

Less dividends and distributions from:
Net investment income	(0.16)	(0.11)	(0.28)	(0.34)	(0.36)
Net realized gain	(4.68)	(3.04)	(1.48)	(1.55)	(2.20)
Total dividends and distributions	(4.84)	(3.15)	(1.76)	(1.89)	(2.56)

Net asset value, end of period	$18.85	$25.54	$27.29	$20.43	$23.58

Total return[2]	(6.71)%[3]	4.59%[3]	42.81%[3]	(6.55)%[3]	6.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,194	$12,699	$16 [4]	$14 [4]	$24 [4]
Ratio of expenses to average net assets[5]	1.07%	1.04%	1.07%	1.10%	1.09%
Ratio of expenses to average net assets prior to fees waived[5]	1.07%	1.08%	1.10%	1.11%	1.09%
Ratio of net investment income to average net assets	1.01%	0.44%	0.97%	1.27%	1.49%
Ratio of net investment income to average net assets prior to fees waived	1.01%	0.40%	0.94%	1.26%	1.49%
Portfolio turnover	82%	94%	52%	43%	53%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

113

Financial highlights

Delaware Ivy Natural Resources Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$16.92	$12.42	$7.85	$13.45	$14.82

Income (loss) from investment operations:
Net investment income[1]	0.35	0.21	0.09	0.13	0.12
Net realized and unrealized gain (loss)	(1.20)	4.61	4.51	(5.51)	(1.49)
Total from investment operations	(0.85)	4.82	4.60	(5.38)	(1.37)

Less dividends and distributions from:
Net investment income	(0.32)	(0.32)	(0.03)	(0.22)	—
Total dividends and distributions	(0.32)	(0.32)	(0.03)	(0.22)	—

Net asset value, end of period	$15.75	$16.92	$12.42	$7.85	$13.45

Total return[2]	(5.03)%[3]	39.47%	58.68%	(40.58)%	(9.31)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$150,383	$170,746	$136 [4]	$102 [4]	$218 [4]
Ratio of expenses to average net assets[5]	1.44%	1.82%	1.84%	1.77%	1.59%
Ratio of expenses to average net assets prior to fees waived[5]	1.65%	1.82%	1.84%	1.77%	1.59%
Ratio of net investment income to average net assets	2.20%	1.57%	0.82%	1.05%	0.82%
Ratio of net investment income to average net assets prior to fees waived	1.99%	1.57%	0.82%	1.05%	0.82%
Portfolio turnover	48%	116%	52%	44%	21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

114

Delaware Ivy Natural Resources Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$13.81	$10.22	$6.48	$11.13	$12.33

Income (loss) from investment operations:
Net investment income[1]	0.19	0.09	0.01	0.03	0.03
Net realized and unrealized gain (loss)	(0.98)	3.77	3.74	(4.55)	(1.23)
Total from investment operations	(0.79)	3.86	3.75	(4.52)	(1.20)

Less dividends and distributions from:
Net investment income	(0.31)	(0.27)	(0.01)	(0.13)	—
Total dividends and distributions	(0.31)	(0.27)	(0.01)	(0.13)	—

Net asset value, end of period	$12.71	$13.81	$10.22	$6.48	$11.13

Total return[2]	(5.76)%[3]	38.45%	57.83%	(41.02)%	(9.73)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,846	$3,460	$3 [4]	$5 [4]	$21 [4]
Ratio of expenses to average net assets[5]	2.20%	2.52%	2.49%	2.48%	2.07%
Ratio of expenses to average net assets prior to fees waived[5]	2.42%	2.52%	2.49%	2.48%	2.07%
Ratio of net investment income to average net assets	1.46%	0.84%	0.07%	0.30%	0.28%
Ratio of net investment income to average net assets prior to fees waived	1.24%	0.84%	0.07%	0.03%	0.28%
Portfolio turnover	48%	116%	52%	44%	21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

115

Financial highlights

Delaware Ivy Natural Resources Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$17.72	$12.99	$8.18	$14.06	$15.50

Income (loss) from investment operations:
Net investment income[1]	0.42	0.31	0.16	0.21	0.20
Net realized and unrealized gain (loss)	(1.25)	4.82	4.73	(5.74)	(1.57)
Total from investment operations	(0.83)	5.13	4.89	(5.53)	(1.37)

Less dividends and distributions from:
Net investment income	(0.37)	(0.40)	(0.08)	(0.35)	(0.07)
Total dividends and distributions	(0.37)	(0.40)	(0.08)	(0.35)	(0.07)

Net asset value, end of period	$16.52	$17.72	$12.99	$8.18	$14.06

Total return[2]	(4.73)%[3]	40.30%	59.85%	(40.26)%	(8.86)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$76,474	$84,343	$71 [4]	$54 [4]	$106 [4]
Ratio of expenses to average net assets[5]	1.11%	1.21%	1.20%	1.19%	1.10%
Ratio of expenses to average net assets prior to fees waived[5]	1.14%	1.21%	1.20%	1.19%	1.10%
Ratio of net investment income to average net assets	2.52%	2.17%	1.46%	1.63%	1.30%
Ratio of net investment income to average net assets prior to fees waived	2.49%	2.17%	1.46%	1.63%	1.30%
Portfolio turnover	48%	116%	52%	44%	21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

116

Delaware Ivy Natural Resources Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$16.69	$12.25	$7.75	$13.26	$14.63

Income (loss) from investment operations:
Net investment income[1]	0.32	0.22	0.09	0.13	0.10
Net realized and unrealized gain (loss)	(1.19)	4.54	4.45	(5.42)	(1.47)
Total from investment operations	(0.87)	4.76	4.54	(5.29)	(1.37)

Less dividends and distributions from:
Net investment income	(0.30)	(0.32)	(0.04)	(0.22)	—
Total dividends and distributions	(0.30)	(0.32)	(0.04)	(0.22)	—

Net asset value, end of period	$15.52	$16.69	$12.25	$7.75	$13.26

Total return[2]	(5.21)%[3]	39.60%	58.67%	(40.53)%	(9.36)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,202	$14,145	$12 [4]	$7 [4]	$15 [4]
Ratio of expenses to average net assets[5]	1.64%	1.78%	1.77%	1.76%	1.67%
Ratio of expenses to average net assets prior to fees waived[5]	1.66%	1.78%	1.77%	1.76%	1.67%
Ratio of net investment income to average net assets	2.03%	1.60%	0.90%	1.06%	0.73%
Ratio of net investment income to average net assets prior to fees waived	2.01%	1.60%	0.90%	1.06%	0.73%
Portfolio turnover	48%	116%	52%	44%	21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

117

Financial highlights

Delaware Ivy Natural Resources Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$17.79	$13.03	$8.21	$14.12	$15.58

Income (loss) from investment operations:
Net investment income[1]	0.42	0.36	0.18	0.23	0.23
Net realized and unrealized gain (loss)	(1.24)	4.82	4.73	(5.75)	(1.59)
Total from investment operations	(0.82)	5.18	4.91	(5.52)	(1.36)

Less dividends and distributions from:
Net investment income	(0.41)	(0.42)	(0.09)	(0.39)	(0.10)
Total dividends and distributions	(0.41)	(0.42)	(0.09)	(0.39)	(0.10)

Net asset value, end of period	$16.56	$17.79	$13.03	$8.21	$14.12

Total return[2]	(4.63)%[3]	40.61%	59.94%	(40.11)%	(8.71)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,213	$2,228	$1 [4]	$3 [4]	$5 [4]
Ratio of expenses to average net assets[5]	1.03%	1.04%	0.99%	1.02%	0.93%
Ratio of expenses to average net assets prior to fees waived[5]	1.07%	1.04%	0.99%	1.02%	0.93%
Ratio of net investment income to average net assets	2.49%	2.46%	1.64%	1.81%	1.48%
Ratio of net investment income to average net assets prior to fees waived	2.45%	2.46%	1.64%	1.81%	1.48%
Portfolio turnover	48%	116%	52%	44%	21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

118

Delaware Ivy Natural Resources Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$17.38	$12.74	$8.04	$13.79	$15.21

Income (loss) from investment operations:
Net investment income[1]	0.38	0.28	0.13	0.17	0.16
Net realized and unrealized gain (loss)	(1.24)	4.73	4.63	(5.63)	(1.54)
Total from investment operations	(0.86)	5.01	4.76	(5.46)	(1.38)

Less dividends and distributions from:
Net investment income	(0.33)	(0.37)	(0.06)	(0.29)	(0.04)
Total dividends and distributions	(0.33)	(0.37)	(0.06)	(0.29)	(0.04)

Net asset value, end of period	$16.19	$17.38	$12.74	$8.04	$13.79

Total return[2]	(4.95)%[3]	40.08%	59.33%	(40.40)%	(9.03)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,632	$14,348	$11 [4]	$8 [4]	$18 [4]
Ratio of expenses to average net assets[5]	1.35%	1.42%	1.42%	1.42%	1.33%
Ratio of expenses to average net assets prior to fees waived[5]	1.38%	1.42%	1.42%	1.42%	1.33%
Ratio of net investment income to average net assets	2.27%	1.97%	1.23%	1.39%	1.09%
Ratio of net investment income to average net assets prior to fees waived	2.24%	1.97%	1.23%	1.39%	1.09%
Portfolio turnover	48%	116%	52%	44%	21%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

119

Financial highlights

Delaware Ivy Science and Technology Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$63.48	$92.04	$59.85	$65.00	$65.33

Income (loss) from investment operations:
Net investment loss[1]	(0.24)	(0.66)	(0.55)	(0.38)	(0.30)
Net realized and unrealized gain (loss)	(8.49)	2.73	40.68	3.45	7.42
Total from investment operations	(8.73)	2.07	40.13	3.07	7.12

Less dividends and distributions from:
Net realized gain	(12.37)	(30.63)	(7.94)	(8.22)	(7.45)
Total dividends and distributions	(12.37)	(30.63)	(7.94)	(8.22)	(7.45)

Net asset value, end of period	$42.38	$63.48	$92.04	$59.85	$65.00

Total return[2]	(12.32)%	(0.21)%	67.65%	2.98%	12.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,186,208	$4,958,005	$5,696 [3]	$3,626 [3]	$3,956 [3]
Ratio of expenses to average net assets[4]	1.21%	1.13%	1.14%	1.18%	1.20%
Ratio of net investment loss to average net assets	(0.51)%	(0.76)%	(0.66)%	(0.54)%	(0.45)%
Portfolio turnover	51%	53%	9%	23%	14%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

120

Delaware Ivy Science and Technology Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$43.75	$72.44	$48.52	$54.26	$56.20

Income (loss) from investment operations:
Net investment loss[1]	(0.46)	(1.04)	(0.95)	(0.76)	(0.67)
Net realized and unrealized gain (loss)	(6.16)	2.62	32.81	3.07	6.18
Total from investment operations	(6.62)	1.58	31.86	2.31	5.51

Less dividends and distributions from:
Net realized gain	(12.37)	(30.27)	(7.94)	(8.05)	(7.45)
Total dividends and distributions	(12.37)	(30.27)	(7.94)	(8.05)	(7.45)

Net asset value, end of period	$24.76	$43.75	$72.44	$48.52	$54.26

Total return[2]	(13.14)%	(1.00)%	66.37%	2.17%	11.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$109,544	$237,610	$413 [3]	$407 [3]	$532 [3]
Ratio of expenses to average net assets[4]	2.14%	1.92%	1.92%	1.95%	1.94%
Ratio of net investment loss to average net assets	(1.45)%	(1.56)%	(1.45)%	(1.31)%	(1.18)%
Portfolio turnover	51%	53%	9%	23%	14%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

121

Financial highlights

Delaware Ivy Science and Technology Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$76.68	$105.32	$67.65	$72.51	$71.85

Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.60)	(0.45)	(0.27)	(0.17)
Net realized and unrealized gain (loss)	(10.05)	2.83	46.06	3.71	8.28
Total from investment operations	(10.22)	2.23	45.61	3.44	8.11

Less dividends and distributions from:
Net realized gain	(12.37)	(30.87)	(7.94)	(8.30)	(7.45)
Total dividends and distributions	(12.37)	(30.87)	(7.94)	(8.30)	(7.45)

Net asset value, end of period	$54.09	$76.68	$105.32	$67.65	$72.51

Total return[2]	(12.14)%	(0.04)%	67.96%	3.17%	12.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,281,422	$2,354,813	$2,878 [3]	$1,938 [3]	$2,203 [3]
Ratio of expenses to average net assets[4]	0.99%	0.96%	0.96%	0.98%	0.98%
Ratio of net investment loss to average net assets	(0.29)%	(0.59)%	(0.48)%	(0.34)%	(0.23)%
Portfolio turnover	51%	53%	9%	23%	14%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

122

Delaware Ivy Science and Technology Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$59.21	$87.86	$57.58	$62.89	$63.68

Income (loss) from investment operations:
Net investment loss[1]	(0.38)	(0.97)	(0.85)	(0.63)	(0.52)
Net realized and unrealized gain (loss)	(8.00)	2.69	39.07	3.37	7.18
Total from investment operations	(8.38)	1.72	38.22	2.74	6.66

Less dividends and distributions from:
Net realized gain	(12.37)	(30.37)	(7.94)	(8.05)	(7.45)
Total dividends and distributions	(12.37)	(30.37)	(7.94)	(8.05)	(7.45)

Net asset value, end of period	$38.46	$59.21	$87.86	$57.58	$62.89

Total return[2]	(12.65)%	(0.63)%	66.99%	2.57%	12.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$94,005	$120,945	$151 [3]	$110 [3]	$127 [3]
Ratio of expenses to average net assets[4]	1.57%	1.55%	1.55%	1.57%	1.56%
Ratio of net investment loss to average net assets	(0.86)%	(1.18)%	(1.08)%	(0.93)%	(0.81)%
Portfolio turnover	51%	53%	9%	23%	14%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

123

Financial highlights

Delaware Ivy Science and Technology Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$77.75	$106.48	$68.24	$73.03	$72.20

Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.45)	(0.32)	(0.15)	(0.04)
Net realized and unrealized gain (loss)	(10.18)	2.84	46.50	3.75	8.32
Total from investment operations	(10.27)	2.39	46.18	3.60	8.28

Less dividends and distributions from:
Net realized gain	(12.37)	(31.12)	(7.94)	(8.39)	(7.45)
Total dividends and distributions	(12.37)	(31.12)	(7.94)	(8.39)	(7.45)

Net asset value, end of period	$55.11	$77.75	$106.48	$68.24	$73.03

Total return[2]	(12.02)%	0.10%	68.22%	3.34%	13.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$108,424	$173,276	$192 [3]	$96 [3]	$101 [3]
Ratio of expenses to average net assets[4]	0.86%	0.81%	0.81%	0.83%	0.82%
Ratio of net investment loss to average net assets	(0.15)%	(0.44)%	(0.33)%	(0.20)%	(0.05)%
Portfolio turnover	51%	53%	9%	23%	14%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Net assets reported in millions.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

124

Delaware Ivy Science and Technology Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$70.42	$98.99	$64.00	$69.01	$68.90

Income (loss) from investment operations:
Net investment loss[1]	(0.28)	(0.74)	(0.58)	(0.40)	(0.31)
Net realized and unrealized gain (loss)	(9.32)	2.79	43.51	3.60	7.87
Total from investment operations	(9.60)	2.05	42.93	3.20	7.56

Less dividends and distributions from:
Net realized gain	(12.37)	(30.62)	(7.94)	(8.21)	(7.45)
Total dividends and distributions	(12.37)	(30.62)	(7.94)	(8.21)	(7.45)

Net asset value, end of period	$48.45	$70.42	$98.99	$64.00	$69.01

Total return[2]	(12.34)%	(0.22)%[3]	67.64%[3]	2.98%[3]	12.64%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$229,962	$351,136	$455 [4]	$340 [4]	$442 [4]
Ratio of expenses to average net assets[5]	1.23%	1.14%	1.14%	1.18%	1.20%
Ratio of expenses to average net assets prior to fees waived[5]	1.23%	1.20%	1.20%	1.22%	1.21%
Ratio of net investment loss to average net assets	(0.53)%	(0.78)%	(0.66)%	(0.54)%	(0.44)%
Ratio of net investment loss to average net assets prior to fees waived	(0.53)%	(0.84)%	(0.72)%	(0.58)%	(0.45)%
Portfolio turnover	51%	53%	9%	23%	14%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

125

Financial highlights

Delaware Real Estate Securities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$27.72	$24.82	$18.83	$24.45	$22.41

Income (loss) from investment operations:
Net investment income[1]	0.30	0.21	0.17	0.30	0.30
Net realized and unrealized gain (loss)	(5.87)	6.44	6.22	(3.61)	3.35
Total from investment operations	(5.57)	6.65	6.39	(3.31)	3.65

Less dividends and distributions from:
Net investment income	(0.40)	(0.14)	(0.25)	(0.32)	(0.33)
Net realized gain	(5.32)	(3.61)	(0.15)	(1.99)	(1.28)
Total dividends and distributions	(5.72)	(3.75)	(0.40)	(2.31)	(1.61)

Net asset value, end of period	$16.43	$27.72	$24.82	$18.83	$24.45

Total return[2]	(20.26)%[3]	26.90%	34.24%[3]	(15.35)%[3]	16.83%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$86,795	$143,562	$130 [4]	$122 [4]	$173 [4]
Ratio of expenses to average net assets[5]	1.29%	1.38%	1.45%	1.43%	1.44%
Ratio of expenses to average net assets prior to fees waived[5]	1.57%	1.38%	1.55%	1.53%	1.54%
Ratio of net investment income to average net assets	1.39%	0.74%	0.79%	1.21%	1.29%
Ratio of net investment income to average net assets prior to
fees waived	1.11%	0.74%	0.69%	1.11%	1.19%
Portfolio turnover	57%	43%	76%	59%	69%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

126

Delaware Real Estate Securities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$26.73	$24.11	$18.32	$23.86	$21.90

Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	(0.07)	0.06	0.12	0.17
Net realized and unrealized gain (loss)	(5.66)	6.27	5.96	(3.52)	3.21
Total from investment operations	(5.56)	6.20	6.02	(3.40)	3.38

Less dividends and distributions from:
Net investment income	(0.25)	—	(0.08)	(0.15)	(0.14)
Net realized gain	(5.32)	(3.58)	(0.15)	(1.99)	(1.28)
Total dividends and distributions	(5.57)	(3.58)	(0.23)	(2.14)	(1.42)

Net asset value, end of period	$15.60	$26.73	$24.11	$18.32	$23.86

Total return[2]	(21.00)%[3]	25.74%	33.03%[3]	(15.99)%[3]	15.90%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$815	$1,707	$2 [4]	$3 [4]	$6 [4]
Ratio of expenses to average net assets[5]	2.19%	2.33%	2.33%	2.25%	2.19%
Ratio of expenses to average net assets prior to fees waived[5]	2.76%	2.33%	2.43%	2.35%	2.29%
Ratio of net investment income (loss) to average net assets	0.49%	(0.24)%	0.27%	0.50%	0.74%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.08)%	(0.24)%	0.17%	0.40%	0.64%
Portfolio turnover	57%	43%	76%	59%	69%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

127

Financial highlights

Delaware Real Estate Securities Fund Class I

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$28.05	$25.05	$18.99	$24.63	$22.57

Income (loss) from investment operations:
Net investment income[1]	0.38	0.29	0.25	0.38	0.39
Net realized and unrealized gain (loss)	(5.97)	6.52	6.27	(3.62)	3.36
Total from investment operations	(5.59)	6.81	6.52	(3.24)	3.75

Less dividends and distributions from:
Net investment income	(0.44)	(0.20)	(0.31)	(0.41)	(0.41)
Net realized gain	(5.32)	(3.61)	(0.15)	(1.99)	(1.28)
Total dividends and distributions	(5.76)	(3.81)	(0.46)	(2.40)	(1.69)

Net asset value, end of period	$16.70	$28.05	$25.05	$18.99	$24.63

Total return[2]	(20.07)%[3]	27.32%	34.68%[3]	(15.01)%[3]	17.22%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$64,516	$133,161	$127 [4]	$121 [4]	$160 [4]
Ratio of expenses to average net assets[5]	1.00%	1.09%	1.08%	1.08%	1.07%
Ratio of expenses to average net assets prior to fees waived[5]	1.09%	1.09%	1.18%	1.18%	1.17%
Ratio of net investment income to average net assets	1.74%	1.01%	1.15%	1.54%	1.65%
Ratio of net investment income to average net assets prior to fees waived	1.65%	1.01%	1.05%	1.44%	1.55%
Portfolio turnover	57%	43%	76%	59%	69%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

128

Delaware Real Estate Securities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$27.66	$24.78	$18.81	$24.42	$22.39

Income (loss) from investment operations:
Net investment income[1]	0.20	0.12	0.13	0.27	0.25
Net realized and unrealized gain (loss)	(5.82)	6.44	6.20	(3.62)	3.34
Total from investment operations	(5.62)	6.56	6.33	(3.35)	3.59

Less dividends and distributions from:
Net investment income	(0.36)	(0.07)	(0.21)	(0.27)	(0.28)
Net realized gain	(5.32)	(3.61)	(0.15)	(1.99)	(1.28)
Total dividends and distributions	(5.68)	(3.68)	(0.36)	(2.26)	(1.56)

Net asset value, end of period	$16.36	$27.66	$24.78	$18.81	$24.42

Total return[2]	(20.50)%[3]	26.55%	33.88%[3]	(15.51)%[3]	16.57%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$497	$555	$— [4,5]	$— [4,5]	$1 [4]
Ratio of expenses to average net assets[6]	1.54%	1.69%	1.67%	1.69%	1.64%
Ratio of expenses to average net assets prior to fees waived[6]	1.65%	1.69%	1.77%	1.79%	1.74%
Ratio of net investment income to average net assets	0.93%	0.42%	0.61%	1.07%	1.05%
Ratio of net investment income to average net assets prior to fees waived	0.82%	0.42%	0.51%	0.97%	0.95%
Portfolio turnover	57%	43%	76%	59%	69%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

129

Financial highlights

Delaware Real Estate Securities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$28.10	$25.09	$19.02	$24.66	$22.59

Income (loss) from investment operations:
Net investment income[1]	0.28	0.36	0.28	0.43	0.57
Net realized and unrealized gain (loss)	(5.86)	6.50	6.28	(3.64)	3.23
Total from investment operations	(5.58)	6.86	6.56	(3.21)	3.80

Less dividends and distributions from:
Net investment income	(0.46)	(0.24)	(0.34)	(0.44)	(0.45)
Net realized gain	(5.32)	(3.61)	(0.15)	(1.99)	(1.28)
Total dividends and distributions	(5.78)	(3.85)	(0.49)	(2.43)	(1.73)

Net asset value, end of period	$16.74	$28.10	$25.09	$19.02	$24.66

Total return[2]	(19.99)%[3]	27.48%	34.84%[3]	(14.86)%[3]	17.42%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,973	$1,112	$1 [4]	$— [4,5]	$1 [4]
Ratio of expenses to average net assets[6]	0.99%	0.93%	0.94%	0.94%	0.91%
Ratio of expenses to average net assets prior to fees waived[6]	1.06%	0.93%	1.04%	1.04%	1.01%
Ratio of net investment income to average net assets	1.38%	1.26%	1.26%	1.70%	2.40%
Ratio of net investment income to average net assets prior to fees waived	1.31%	1.26%	1.16%	1.60%	2.30%
Portfolio turnover	57%	43%	76%	59%	69%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Rounds to less than $500 thousands.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

130

Delaware Real Estate Securities Fund Class Y

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/23	3/31/22	3/31/21	3/31/20	3/31/19
Net asset value, beginning of period	$27.79	$24.87	$18.86	$24.48	$22.44

Income (loss) from investment operations:
Net investment income[1]	0.43	0.23	0.21	0.33	0.34
Net realized and unrealized gain (loss)	(6.02)	6.45	6.23	(3.60)	3.34
Total from investment operations	(5.59)	6.68	6.44	(3.27)	3.68

Less dividends and distributions from:
Net investment income	(0.28)	(0.15)	(0.28)	(0.36)	(0.36)
Net realized gain	(5.32)	(3.61)	(0.15)	(1.99)	(1.28)
Total dividends and distributions	(5.60)	(3.76)	(0.43)	(2.35)	(1.64)

Net asset value, end of period	$16.60	$27.79	$24.87	$18.86	$24.48

Total return[2]	(20.27)%[3]	26.98%	34.45%[3]	(15.21)%[3]	16.99%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,481	$90,376	$70 [4]	$63 [4]	$90 [4]
Ratio of expenses to average net assets[5]	1.25%	1.31%	1.30%	1.29%	1.28%
Ratio of expenses to average net assets prior to fees waived[5]	1.29%	1.31%	1.40%	1.39%	1.38%
Ratio of net investment income to average net assets	1.79%	0.82%	0.95%	1.35%	1.45%
Ratio of net investment income to average net assets prior to fees waived	1.75%	0.82%	0.85%	1.25%	1.35%
Portfolio turnover	57%	43%	76%	59%	69%

[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Net assets reported in millions.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

131

Notes to financial statements

Ivy Funds

March 31, 2023

Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 39 series. These financial statements and the related notes pertain to 7 funds: Delaware Climate Solutions Fund (formerly, Delaware Ivy Energy Fund), Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund), Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, and Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund) (each a Fund, or collectively, the Funds). The Trust is an open-end investment company. Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, Delaware Ivy Natural Resources Fund, and Delaware Real Estate Securities Fund are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, and Delaware Ivy Science and Technology Fund are considered nondiversified.

Each Fund offers Class A, Class C, Class I, Class R, Class R6, and Class Y shares. On June 13, 2022, all Class E shares were liquidated. Effective December 10, 2021, all remaining shares of Class B were converted to Class A shares. Class A shares are subject to an initial sales charge. If you are investing $1 million or more either as a lump sum or through one of the sales charge reduction features described in the prospectus, you may be eligible to buy Class A shares without a sales charge. However, if Delaware Distributors, L.P. (DDLP) or a predecessor distributor paid your financial intermediary a commission on your purchase that received a net asset value (NAV) breakpoint of Class A shares, for shares of the Funds purchased prior to July 1, 2021, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase, or if DDLP paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares that received an NAV breakpoint, for shares purchased on or after July 1, 2021 that are subject to a contingent deferred sales charge (CDSC), you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class I, Class R, Class R6, and Class Y shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published NAV. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by each Fund’s valuation designee, Delaware Management Company (DMC). Subject to the oversight of the

132

Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2023, and for all open tax years (years ended March 31, 2020 - March 31, 2022), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended March 31, 2023, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/ or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Funds can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to financial statements.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

133

Notes to financial statements

Ivy Funds

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which each Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Delaware Global Real Estate Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Balanced Fund, and Delaware Real Estate Securities Fund declare and pay dividends quarterly. Delaware Climate Solutions Fund, Delaware Ivy Natural Resources Fund, and Delaware Ivy Science and Technology Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund’s average daily net assets as follows:

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Climate Solutions Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.75% of net assets over $5 billion and up to $10 billion;
0.74% of net assets over $10 billion.

Delaware Global Real Estate Fund	0.95% of net assets up to $1 billion;
0.92% of net assets over $1 billion and up to $2 billion;
0.87% of net assets over $2 billion and up to $3 billion;
0.84% of net assets over $3 billion and up to $5 billion;
0.82% of net assets over $5 billion and up to $10 billion;
0.80% of net assets over $10 billion.
134

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Ivy Asset Strategy Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $28 billion;
0.545% of net assets over $28 billion and up to $53 billion;
0.54% of net assets over $53 billion.

Delaware Ivy Balanced Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.54% of net assets over $5 billion and up to $10 billion;
0.53% of net assets over $10 billion.

Delaware Ivy Natural Resources Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion.

Delaware Ivy Science and Technology Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $8 billion;
0.755% of net assets over $8 billion and up to $13 billion;
0.75% of net assets over $13 billion.

Delaware Real Estate Securities Fund[1]	0.90% of net assets up to $1 billion;
0.87% of net assets over $1 billion and up to $2 billion;
0.84% of net assets over $2 billion and up to $3 billion;
0.80% of net assets over $3 billion and up to $5 billion;
0.76% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

[1]	DMC had contractually agreed to reduce the management fee paid by the Fund by an annual rate of 0.10% of average daily net assets from July 29, 2021 through July 29, 2022.

DMC has entered into sub-advisory agreements with the following entities on behalf of the Funds:

Prior to July 29, 2022, under an agreement between DMC and Securian Asset Management, Inc. (Securian AM), Securian AM served as subadviser to Delaware Real Estate Securities Fund. Prior to July 29, 2022, under an agreement between DMC and LaSalle Investment Management Securities, LLC (LaSalle), LaSalle served as subadviser to Delaware Global Real Estate Fund. Each subadviser made investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of DMC and the oversight of the Board. DMC paid all applicable costs of the subadvisers. Following July 29, 2022, under agreements between DMC and each of Macquarie Funds Management Hong Kong Limited (MFMHKL), Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL), each of MFMHKL, MIMEL and MIMGL serves as sub-advisor to Delaware Real Estate Securities Fund and Delaware Global Real Estate Fund, and along with DMC, are responsible for its day to day management. In addition, each of these Funds may use MIMGL and MFMHKL to execute Fund security trades. For their services, each of MFMHKL, MIMEL and MIMGL receive a sub-advisory fee from DMC. As noted earlier in this report, as of May 2, 2023, MFMHKL is no longer an affiliated sub-advisor of these funds.

135

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), is a part of Macquarie Asset Management (MAM). MAM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. DMC and MIMAK are primarily responsible for the day-to-day management of the Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund portfolios. In addition, DMC may also seek fixed income investment advice and recommendations from MIMAK and DMC may also permit MIMAK to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMAK’s specialized market knowledge.

With respect to Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund, MIMEL serves as sub-advisor, DMC may seek investment advice and recommendations from MIMEL and DMC may also permit MIMEL to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMEL’s specialized market knowledge.

MIMGL and MFMHKL each serve as sub-advisor to Delaware Ivy Climate Solutions, Delaware Ivy Asset Strategy, Delaware Ivy Balanced, Delaware Ivy Natural Resources and Delaware Ivy Science and Technology Funds, executing security trades on behalf of DMC. MIMGL also exercises investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize MIMGL’s specialized market knowledge for Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund. For its services, MIMGL receives a sub-advisory fee from DMC.

Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each Affiliated Sub-Advisor.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2023, each Fund paid for these services as follows:

Fund	Fees
Delaware Climate Solutions Fund	$12,702
Delaware Global Real Estate Fund	7,312
Delaware Ivy Asset Strategy Fund	69,665
Delaware Ivy Balanced Fund	67,335
Delaware Ivy Natural Resources Fund	12,554
Delaware Ivy Science and Technology Fund	191,035
Delaware Real Estate Securities Fund	12,488

Effective June 27, 2022, DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” From June 27, 2022 through March 31, 2023, each Fund paid for these services as follows:

Fund	Fees
Delaware Climate Solutions Fund	$174,167
Delaware Global Real Estate Fund	23,505
Delaware Ivy Asset Strategy Fund	695,850
Delaware Ivy Balanced Fund	732,686
Delaware Ivy Natural Resources Fund	179,124
Delaware Ivy Science and Technology Fund	2,255,746
Delaware Real Estate Securities Fund	131,441
136

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), effective June 27, 2022, BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Under the Shareholder Servicing Agreement between the Trust and WI Services Company (WISC) (that was in effect until June 27, 2022), with respect to Class A and Class C shares, for each shareholder account that was in existence at any time during the prior month, each Fund paid a monthly fee that ranged from $1.5042 to $1.6958 per account; however, WISC had agreed to reduce that fee if the number of total shareholder accounts within the Complex (InvestEd Portfolios and Ivy Funds) reached certain levels. For Class R shares, each Fund paid a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund paid a monthly fee equal to one-twelfth of 0.15 of 1.00% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund paid WISC a monthly fee equal to one-twelfth of 0.01 of 1.00% of the average daily net assets of the class for the preceding month. Each Fund also reimbursed WISC for certain out-of-pocket costs for all classes.

For certain networked accounts (that is, those accounts whose Fund shares were purchased through certain financial intermediaries), WISC had agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may have been paid by the Funds to those intermediaries. The Fund would reimburse WISC for such costs if the annual rate of the third-party per account charged for a Fund were less than or equal to $12.00 per account or an annual fee of 0.14 of 1.00% that is based on average daily net assets.

Certain broker/dealers that maintained shareholder accounts with each Fund through an omnibus account provided transfer agent and other shareholder-related services that would otherwise have been provided by WISC if the individual accounts that comprised the omnibus account were opened by their beneficial owners directly. Each Fund could pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, 0.50% and 0.25% of the average daily net assets of the Class A, Class C, Class R, and Class Y shares, respectively. The fees are calculated daily and paid monthly. Class I and Class R6 shares do not pay a 12b-1 fee.

From April 1, 2022, (except as noted below) DMC, DDLP (through July 29, 2023) and/or DIFSC (from June 27, 2022 through July 29, 2023) and Waddell & Reed Services Company (WRSCO) (through June 27, 2022), have contractually agreed to waive all or a portion of fees and/or pay/ reimburse expenses (excluding acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets. These waivers and reimbursements may only be terminated by agreement of DMC, DDLP, DIFSC and/or each Fund. The waivers and reimbursements are accrued daily and received monthly.

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Class C	Operating expense limitation as a percentage of average daily net assets Class I	Operating expense limitation as a percentage of average daily net assets Class R	Operating expense limitation as a percentage of average daily net assets Class R6	Operating expense limitation as a percentage of average daily net assets Class Y
Delaware Climate Solutions Fund[1]	1.24%[2]	1.99%[2]	0.99%	1.49%	0.99%	1.24%
Delaware Global Real Estate Fund[1,3]	1.30%	2.05%	1.05%	1.55%	1.05%	1.30%
137

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund	Operating expense limitation as a percentage of average daily net assets Class A	Operating expense limitation as a percentage of average daily net assets Class C	Operating expense limitation as a percentage of average daily net assets Class I	Operating expense limitation as a percentage of average daily net assets Class R	Operating expense limitation as a percentage of average daily net assets Class R6	Operating expense limitation as a percentage of average daily net assets Class Y
Delaware Ivy Asset Strategy Fund	n/a	n/a	n/a	n/a	n/a	1.11%[4]
Delaware Ivy Balanced Fund	n/a	n/a	n/a	1.34%[5]	n/a	1.07%[4]
Delaware Ivy Natural Resources Fund[5]	1.33%	2.08%	1.08%	1.58%	1.08%	1.33%
Delaware Ivy Science and Technology Fund	n/a	n/a	n/a	n/a	n/a	n/a
Delaware Real Estate Securities Fund[5]	1.20%	1.95%	0.95%	1.45%	0.95%	1.20%

[1]	Prior to July 29, 2022, due to a separate contractual class waiver, certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.
[2]	Effective July 29, 2022 for Class A and Class C shares. Prior to July 29, 2022, the expense limit in effect for Class A and Class shares was 1.35% and 2.09%, respectively.
[3]	Effective July 29, 2022. Prior to July 29, 2022, the expense limit in effect for Class A, Class C, Class I, Class R, Class R6 and Class Y was 1.48%, n/a, 1.05%, 1.80%, 1.05% and n/a, respectively.
[4]	Effective November 15, 2021 through November 15, 2022.
[5]	Effective July 29, 2022.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2023, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Climate Solutions Fund	$18,595
Delaware Global Real Estate Fund	1,017
Delaware Ivy Asset Strategy Fund	39,060
Delaware Ivy Balanced Fund	33,387
Delaware Ivy Natural Resources Fund	5,821
Delaware Ivy Science and Technology Fund	108,736
Delaware Real Estate Securities Fund	4,588
138

For the year ended March 31, 2023, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Climate Solutions Fund	$93,309
Delaware Global Real Estate Fund	1,163
Delaware Ivy Asset Strategy Fund	115,093
Delaware Ivy Balanced Fund	204,784
Delaware Ivy Natural Resources Fund	35,226
Delaware Ivy Science and Technology Fund	580,160
Delaware Real Estate Securities Fund	20,725

For the year ended March 31, 2023, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Climate Solutions Fund	$508	$3,448
Delaware Global Real Estate Fund	27	14
Delaware Ivy Asset Strategy Fund	1,365	3,452
Delaware Ivy Balanced Fund	6,071	5,343
Delaware Ivy Natural Resources Fund	593	417
Delaware Ivy Science and Technology Fund	13,294	7,917
Delaware Real Estate Securities Fund	129	87

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

A summary of the transactions in affiliated companies during the year ended March 31, 2023 was as follows:

	Value, beginning of period	Gross additions	Gross reductions(1)	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments(2)	Value, end of period		Shares
Delaware Ivy Asset Strategy Fund
Common Stocks—0.00%
Media Group Holdings Series H=,†	$—	$—	$(813,673)	$—	$813,673	$—		640,301
Media Group Holdings Series T=,†	—	—	—	—	—	—		80,253
New Cotai=,†	1,677,146	—	—	—	177,030	1,854,176	*	1,819,823
Total	$1,677,146	$—	$(813,673)	$—	$990,703	$1,854,176
139

Notes to financial statements

Ivy Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments(2)	Value, end of period		Shares
Delaware Ivy Science and Technology Fund
Common Stock—2.19%
WNS Holdings ADR†	$106,974,834	$—	$(6,596,872)	$5,816,668	$3,326,519	$109,521,149	*	1,175,498
Corporate Bond—0.00%
Marrone Bio Innovations	4,688,466	—	(4,712,500)	—	24,034	—		—
Total	$111,663,300	$—	$(11,309,372)	$5,816,668	$3,350,553	$109,521,149

*	Issuer was not an affiliated investment of the Fund at March 31, 2023. This value is not included in the Statements of assets and liabilities balance as it is not affiliated as of March 31, 2023.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
(1)	The amount shown included return of capital.
(2)	Does not tie to Net change in unrealized appreciation (depreciation) on affiliated investments on the Statements of operations as a result of previously unaffiliated securities moving to affiliated.

3. Investments

For the year ended March 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Climate Solutions Fund	$288,013,294	$—	$327,080,439	$—
Delaware Global Real Estate Fund	56,044,716	—	84,350,487	—
Delaware Ivy Asset Strategy Fund	881,054,293	430,357,129	1,321,137,831	356,783,552
Delaware Ivy Balanced Fund	669,647,115	773,375,916	1,193,692,503	834,369,854
Delaware Ivy Natural Resources Fund	125,936,761	—	127,900,633	—
Delaware Ivy Science and Technology Fund	2,811,202,677	—	5,139,424,648	—
Delaware Real Estate Securities Fund	140,931,582	—	277,553,648	—

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximates the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each fund were as follows:

140

Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Delaware Climate Solutions Fund	$235,746,691	$25,982,350	$(21,341,331)	$4,641,019
Delaware Global Real Estate Fund	36,039,923	3,918,440	(4,855,460)	(937,020)
Delaware Ivy Asset Strategy Fund	2,791,107,688	1,225,746,672	(2,198,536,570)	(972,789,898)
Delaware Ivy Balanced Fund	1,531,908,098	180,254,312	(106,058,084)	74,196,228
Delaware Ivy Natural Resources Fund	286,421,592	33,560,145	(59,191,957)	(25,631,812)
Delaware Ivy Science and Technology Fund	3,777,973,501	1,510,526,787	(370,150,436)	1,140,376,351
Delaware Real Estate Securities Fund	109,671,023	54,297,955	(9,043,849)	45,254,106

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2023:

	Delaware Climate Solutions Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Consumer Discretionary	$8,526,969	$—	$8,526,969
Consumer Staples	14,562,535	—	14,562,535
141

Notes to financial statements

Ivy Funds

3. Investments (continued)

		Delaware Climate Solutions Fund
		Level 1	Level 2		Total
Energy		$35,387,963	$5,909,046		$41,297,009
Financials		3,773,133	—		3,773,133
Industrials		26,435,470	20,246,270		46,681,740
Materials		15,615,337	13,301,847		28,917,184
Real Estate		6,272,464	—		6,272,464
Utilities		51,089,759	39,266,917		90,356,676
Total Value of Securities		$161,663,630	$78,724,080		$240,387,710

		Delaware Global Real Estate Fund
		Level 1	Level 2		Total
Securities
Assets:
Common Stocks
Australia		$96,646	$995,168		$1,091,814
Belgium		—	470,938		470,938
Canada		818,685	—		818,685
China/Hong Kong		—	72,862		72,862
France		238,430	126,928		365,358
Germany		—	556,220		556,220
Hong Kong		—	1,956,674		1,956,674
Japan		—	3,673,739		3,673,739
Singapore		—	1,391,278		1,391,278
Spain		—	467,539		467,539
Sweden		—	386,007		386,007
United Kingdom		113,576	1,350,752		1,464,328
United States		22,370,778	—		22,370,778
Short-Term Investments		16,683	—		16,683
Total Value of Securities		$23,654,798	$11,448,105		$35,102,903

	Delaware Ivy Asset Strategy Fund
	Level 1	Level 2	Level 3		Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$5,889,669	$—		$5,889,669
Agency Mortgage-Backed Securities	—	53,602,357	—		53,602,357
Bullion	94,653,108	—	—		94,653,108
Common Stocks
Communication Services	32,912,190	47,627,180	1,854,176		82,393,546
Consumer Discretionary	111,287,222	33,949,551	—	[1]	145,236,773
Consumer Staples	35,710,789	59,743,893	—		95,454,682
Energy	55,963,152	18,864,538	—		74,827,690
Financials	46,432,858	90,907,418	—		137,340,276
Healthcare	137,789,825	62,281,040	—		200,070,865
142

	Delaware Ivy Asset Strategy Fund
	Level 1	Level 2	Level 3	Total
Industrials	$69,463,423	$80,131,974	$—	$149,595,397
Information Technology	260,311,052	22,300,957	—	282,612,009
Materials	11,238,675	—	—	11,238,675
Utilities	—	28,328,148	—	28,328,148
Convertible Bond	—	—	5,255,840	5,255,840
Corporate Bonds	—	234,962,828	—	234,962,828
Exchange-Traded Funds	48,834,837	—	—	48,834,837
Loan Agreements	—	40,044,784	—	40,044,784
Municipal Bonds	—	1,478,130	—	1,478,130
Non-Agency Collateralized Mortgage Obligations	—	6,314,246	—	6,314,246
Non-Agency Commercial Mortgage-Backed Securities	—	20,076,786	—	20,076,786
US Treasury Obligations	—	52,626,767	—	52,626,767
Short-Term Investments	46,694,536	—	—	46,694,536
Total Value of Securities	$951,291,667	$859,130,266	$7,110,016	$1,817,531,949

Derivatives[2]
Assets:
Futures Contracts	$410,305	$—	$—	$410,305

[1]	The security that has been valued at zero on the “Schedules of investments” is considered to be Level 3 investments in this table.
[2]	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Balanced Fund
	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$15,232,588	$15,232,588
Agency Mortgage-Backed Securities	—	153,511,356	153,511,356
Common Stocks	924,913,700	—	924,913,700
Corporate Bonds	—	172,245,598	172,245,598
Exchange-Traded Funds	62,586,384	—	62,586,384
Non-Agency Collateralized Mortgage Obligations	—	1,675,177	1,675,177
Non-Agency Commercial Mortgage-Backed Securities	—	55,816,351	55,816,351
US Treasury Obligations	—	161,100,076	161,100,076
Options Purchased	—	416,241	416,241
Short-Term Investments	58,528,824	—	58,528,824
Total Value of Securities Before Options Written	$1,046,028,908	$559,997,387	$1,606,026,295
Liabilities:
Options Written	$—	$(248,937)	$(248,937)
143

Notes to financial statements

Ivy Funds

3. Investments (continued)

	Delaware Ivy Balanced Fund
	Level 1	Level 2	Total
Derivatives[1]
Assets:
Centrally Cleared Credit Default Swaps	$—	$131,792	$131,792
Futures Contracts	1,334,742	—	1,334,742
Liabilities:
Futures Contracts	$(1,139,566)	$—	$(1,139,566)

[1]	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

	Delaware Ivy Natural Resources Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Closed-Ended Trust	$6,521,828	$—	$—	$6,521,828
Common Stocks
Brazil	11,566,202	—	—	11,566,202
Burkina Faso	—	2,702,341	—	2,702,341
Canada	32,757,119	—	—	32,757,119
Hong Kong	—	—	4	4
Netherlands	—	11,370,229	—	11,370,229
South Africa	—	8,199,862	—	8,199,862
United Kingdom	8,041,535	—	—	8,041,535
United States	177,229,297	—	—	177,229,297
Short-Term Investments	2,401,363	—	—	2,401,363
Total Value of Securities	$238,517,344	$22,272,432	$4	$260,789,780

		Delaware Ivy Science and Technology Fund
		Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Communication Services		$546,722,374	$—	$546,722,374
Consumer Discretionary		351,001,792	—	351,001,792
Healthcare		376,357,068	—	376,357,068
Industrials		44,424,065	—	44,424,065
Information Technology		3,243,274,049	54,332,735	3,297,606,784
Short-Term Investments		302,237,769	—	302,237,769
Total Value of Securities		$4,864,017,117	$54,332,735	$4,918,349,852
144

Delaware Real Estate Securities Fund
Level 1
Securities
Assets:
Common Stocks	$153,666,047
Short-Term Investments	1,259,082
Total Value of Securities	$154,925,129

During the year ended March 31, 2023, there were no transfers into or out of Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Delaware Ivy Asset Strategy Fund and Delaware Ivy Natural Resources Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to Delaware Ivy Asset Strategy Fund and Delaware Ivy Natural Resources Fund’s net assets at the end of the year. At March 31, 2023, Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Ivy Balanced Fund, Delaware Ivy Science and Technology Fund and Delaware Real Estate Securities Fund had no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2023 and 2022 were as follows:

	Ordinary income	Long-term capital gains	Total
Year ended March 31, 2023:
Delaware Climate Solutions Fund	$4,523,566	$—	$4,523,566
Delaware Global Real Estate Fund	951,365	4,778,362	5,729,727
Delaware Ivy Asset Strategy Fund	58,380,197	231,838,947	290,219,144
Delaware Ivy Balanced Fund	13,370,266	346,033,898	359,404,164
Delaware Ivy Natural Resources Fund	5,540,897	—	5,540,897
Delaware Ivy Science and Technology Fund	—	1,230,284,267	1,230,284,267
Delaware Real Estate Securities Fund	7,474,865	39,117,904	46,592,769

Year ended March 31, 2022:
Delaware Climate Solutions Fund	3,273,716	—	3,273,716
Delaware Global Real Estate Fund	3,042,872	—	3,042,872
Delaware Ivy Asset Strategy Fund	72,213,034	208,152,026	280,365,060
Delaware Ivy Balanced Fund	31,080,250	249,679,493	280,759,743
Delaware Ivy Natural Resources Fund	5,846,698	—	5,846,698
Delaware Ivy Science and Technology Fund	43,079,322	2,891,186,155	2,934,265,477
Delaware Real Estate Securities Fund	14,749,227	31,280,171	46,029,398
145

Notes to financial statements

Ivy Funds

5. Components of Net Assets on a Tax Basis

As of March 31, 2023, the components of net assets on a tax basis were as follows:

	Delaware Climate Solutions Fund	Delaware Global Real Estate Fund	Delaware Ivy Asset Strategy Fund	Delaware Ivy Balanced Fund
Shares of beneficial interest	$392,344,964	$37,478,811	$2,319,362,588	$1,631,192,568
Undistributed ordinary income	3,436,263	73,159	15,531,025	13,378,191
Undistributed long-term capital gains	—	—	—	—
Qualified late year loss deferrals	(787,138)	(949,493)	(33,294,593)	—
Capital loss carryforwards	(156,372,855)	(415,906)	—	(118,094,211)
Deferred directors fees	(25,245)	(2,441)	(497,036)	(170,891)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	4,635,200	(941,239)	(483,107,799)	74,200,124
Net assets	$243,231,189	$35,242,891	$1,817,994,185	$1,600,505,781

	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund	Delaware Real Estate Securities Fund
Shares of beneficial interest	$879,002,590	$3,444,618,805	$104,948,454
Undistributed ordinary income	4,227,869	—	909,166
Undistributed long-term capital gains	—	429,810,384	6,999,594
Qualified late year loss deferrals	—	(4,771,564)	—
Capital loss carryforwards	(597,635,800)	—	—
Deferred directors fees	(207,734)	(442,491)	(34,000)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(25,636,431)	1,140,349,943	45,254,112
Net assets	$259,750,494	$5,009,565,077	$158,077,326

Differences between components of net assets unrealized and tax cost unrealized may arise due to certain foreign currency transactions, foreign capital gains taxes, and amortization of callable bond premiums in accordance with ASU 2017-08.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of post-October losses, tax deferral losses on straddles, investments held within the wholly-owned subsidiary, mark-to market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, tax treatment of REITs, tax treatment of partnerships, and deferred directors fees.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2023 through March 31, 2023 and November 1, 2022 through March 31, 2023, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

146

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of partnerships, earnings and profits distributed to shareholders on the redemption of shares, write-off of net operating losses, gain (loss) on foreign currency transactions, swap contracts, passive foreign investment companies (PFICs) and securities no longer deemed to be PFICs. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2023, the Funds recorded the following reclassifications:

	Delaware Climate Solutions Fund	Delaware Ivy Asset Strategy Fund	Delaware Ivy Balanced Fund	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund
Paid-in capital	$(140)	$(336)	$40,967,090	$(11)	$240,622,715
Total distributable earnings (loss)	140	336	(40,967,090)	11	(240,622,715)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2023, the Funds utilized the following capital loss carryforwards:

Delaware Climate Solutions Fund	$69,693,666
Delaware Ivy Natural Resources Fund	14,054,156

At March 31, 2023, capital loss carryforwards available to offset future realized capital gains are as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Climate Solutions Fund	$58,590,591	$97,782,264	$156,372,855
Delaware Global Real Estate Fund	415,906	—	415,906
Delaware Ivy Balanced Fund	118,094,211	—	118,094,211
Delaware Ivy Natural Resources Fund	274,432,290	323,203,510	597,635,800
147

Notes to financial statements

Ivy Funds

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Climate Solutions Fund		Delaware Global Real Estate Fund		Delaware Ivy Asset Strategy Fund
	Year ended		Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22	3/31/23	3/31/22
Shares sold:
Class A	3,360,135	4,705,388	80,517	232,651	3,600,067	4,259,933
Class B1	—	—	—	—	—	1,014
Class C	305,099	438,922	3,279	3,481	218,910	278,424
Class E2	—	—	—	—	14,181	102,477
Class I	6,148,059	3,453,528	227,717	300,215	2,863,384	2,367,228
Class R	1,323,253	2,003,888	1,806	6,397	108,368	109,168
Class R6[3]	349,217	652,484	133,466	827,423	288,876	145,601
Class Y	508,801	695,073	—	421	188,761	196,380

Shares issued upon reinvestment of dividends and distributions:
Class A	166,426	157,298	91,800	29,239	10,128,431	6,636,530
Class B1	—	—	—	31	—	1,616
Class C	15,477	13,678	4,424	1,208	537,801	543,359
Class E2	—	—	—	—	6,259	179,109
Class I	156,193	209,809	334,598	166,050	3,400,804	2,836,033
Class R	58,694	43,646	9,834	2,314	166,158	111,079
Class R6[3]	10,181	10,036	189,759	41,660	117,659	75,763
Class Y	10,575	16,148	13,901	2,911	656,827	446,437
	12,412,110	12,399,898	1,091,101	1,614,001	22,296,486	18,290,151

Shares redeemed:
Class A	(5,034,974)	(5,694,944)	(412,115)	(393,150)	(12,448,492)	(9,960,159)
Class B1	—	(82,199)	—	(67,792)	—	(396,688)
Class C	(743,495)	(566,225)	(25,556)	(263,588)	(2,126,624)	(3,018,317)
Class E2	—	—	—	—	(1,688,882)	(193,554)
Class I	(7,801,503)	(7,760,733)	(2,146,084)	(2,672,908)	(10,997,515)	(8,433,665)
Class R	(1,733,467)	(2,220,335)	(7,025)	(38,709)	(222,826)	(351,700)
Class R6[3]	(680,008)	(507,131)	(792,676)	(424,336)	(168,804)	(301,208)
Class Y	(960,111)	(740,388)	(3,512)	(1,545)	(814,275)	(880,161)
	(16,953,558)	(17,571,955)	(3,386,968)	(3,862,028)	(28,467,418)	(23,535,452)
Net decrease	(4,541,448)	(5,172,057)	(2,295,867)	(2,248,027)	(6,170,932)	(5,245,301)
148

	Delaware Ivy Balanced Fund		Delaware Ivy Natural Resources Fund		Delaware Ivy Science and Technology Fund
	Year ended		Year ended		Year ended
	3/31/23	3/31/22	3/31/23	3/31/22	3/31/23	3/31/22
Shares sold:
Class A	4,972,586	5,631,565	1,614,322	945,401	3,891,255	4,004,575
Class B1	—	1,202	—	—	—	1,014
Class C	265,487	394,571	180,503	71,389	274,707	254,903
Class E2	—	—	3,220	26,539	15,280	66,979
Class I	2,975,259	4,063,515	1,671,380	1,093,121	7,422,586	4,784,274
Class R	26,228	48,780	347,154	331,021	286,923	173,854
Class R6[3]	167,428	80,331	205,121	72,848	539,044	378,020
Class Y	43,816	62,297	269,789	224,789	572,209	541,145

Shares issued upon reinvestment of dividends and distributions:
Class A	12,523,810	6,063,065	198,574	225,076	19,667,101	25,267,590
Class B1	—	—	—	—	—	—
Class C	862,921	531,929	7,456	6,296	1,949,854	2,598,995
Class E2	—	—	—	5,869	—	294,444
Class I	5,275,245	3,374,499	95,126	136,967	6,000,379	9,251,779
Class R	99,859	44,727	16,643	20,277	649,004	690,285
Class R6[3]	89,913	44,433	4,080	2,723	495,694	624,653
Class Y	105,532	54,452	16,224	20,170	1,082,649	1,549,400
	27,408,084	20,395,366	4,629,592	3,182,486	42,846,685	50,481,910

Shares redeemed:
Class A	(17,171,517)	(8,851,402)	(2,354,474)	(2,031,894)	(26,476,477)	(13,059,493)
Class B1	—	(380,859)	—	(10,498)	—	(233,908)
Class C	(2,335,250)	(3,054,999)	(135,876)	(144,639)	(3,231,415)	(3,123,952)
Class E2	—	—	(205,467)	(33,640)	(953,424)	(83,798)
Class I	(15,913,958)	(9,245,460)	(1,896,750)	(1,947,863)	(20,441,504)	(10,656,206)
Class R	(91,719)	(73,277)	(424,877)	(476,270)	(534,567)	(537,937)
Class R6[3]	(165,689)	(113,539)	(79,972)	(41,185)	(1,296,102)	(572,579)
Class Y	(105,862)	(195,968)	(331,182)	(242,979)	(1,894,782)	(1,697,455)
	(35,783,995)	(21,915,504)	(5,428,598)	(4,928,968)	(54,828,271)	(29,965,328)
Net increase (decrease)	(8,375,911)	(1,520,138)	(799,006)	(1,746,482)	(11,981,586)	20,516,582
149

Notes to financial statements

Ivy Funds

6. Capital Shares (continued)

	Delaware Real Estate Securities Fund
	Year ended
	3/31/23	3/31/22
Shares sold:
Class A	169,507	336,547
Class B1	—	590
Class C	4,359	11,424
Class E2	849	8,063
Class I	792,851	1,182,727
Class R	12,254	5,896
Class R6[3]	78,473	21,285
Class Y	139,644	529,171

Shares issued upon reinvestment of dividends and distributions:
Class A	1,466,631	645,153
Class C	15,179	8,012
Class E2	—	13,322
Class I	1,133,716	578,344
Class R	5,699	2,372
Class R6[3]	32,765	4,194
Class Y	73,372	391,367
	3,925,299	3,738,467

Shares redeemed:
Class A	(1,531,092)	(1,044,572)
Class B1	—	(18,164)
Class C	(31,187)	(34,410)
Class E2	(108,075)	(16,173)
Class I	(2,811,727)	(2,096,504)
Class R	(7,676)	(7,768)
Class R6[3]	(32,944)	(6,593)
Class Y	(3,255,252)	(468,792)
	(7,777,953)	(3,692,976)
Net increase (decrease)	(3,852,654)	45,491

[1]	On December 10, 2021, all Class B shares were converted into Class A shares. These transactions are included as subscriptions of Class A shares and redemptions of Class B shares in the tables above and on the previous page.
[2]	On June 13, 2022, all Class E shares were liquidated.
[3]	Effective July 1, 2021, Class N shares were renamed Class R6 shares.
150

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on previous pages and on the “Statements of changes in net assets.” For the years ended March 31, 2023 and 2022, each Fund had the following exchange transactions:

	Year ended March 31, 2023			Year Ended March 31, 2022
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Delaware Climate Solutions Fund			$2,688,406			$701,688
Class A	179,306	50,142		14,481	90,137
Class B	—	—		4,510	—
Class C	86,971	—		31,674	—
Class I	907	200,575		58,546	17,696
Class R6	—	17		—	—
Delaware Global Real Estate Fund			$356,167			$1,645,927
Class A	26,312	6,804		8,376	133,331
Class B	—	—		66,400	—
Class C	7,572	—		44,132	—
Class I	961	26,825		24,528	9,072
Class R6	—	961		—	—
Delaware Ivy Asset Strategy Fund			$29,036,328			$24,343,152
Class A	495,262	745,847		232,417	707,648
Class B	—	—		132,613	—
Class C	803,534	—		556,832	—
Class I	181,475	491,352		77,011	229,910
Class R6	—	171,608		—	10,933
Class Y	3,390	—		4,052	—
Delaware Ivy Balanced Fund			$26,464,453			$20,149,636
Class A	557,378	509,401		118,173	573,375
Class B	—	—		86,638	—
Class C	519,898	—		433,758	35
Class I	117,983	577,669		79,924	143,179
Class R6	—	107,515		—	—
Class Y	7,224	440		—	5,538
Delaware Ivy Natural Resources Fund			$3,947,855			$2,168,723
Class A	134,876	15,461		116,343	30,234
Class B	—	—		6,142	—
Class C	15,452	—		29,803	—
Class I	87,011	131,445		10,526	120,373
Class R6	—	82,558		—	—
Class Y	1,241	—		—	—
Delaware Ivy Science and Technology Fund			$84,882,252			$52,698,135
Class A	1,069,466	450,782		224,177	319,262
Class B	—	—		85,188	—
Class C	682,317	—		289,867	—
Class E	—	—		—	357
Class I	133,928	914,702		31,620	211,548
Class R6	970	133,678		—	5,406
Class Y	49,891	—		27,184	—
Delaware Real Estate Securities Fund			$2,131,329			$1,393,141
Class A	88,911	7,374		13,147	36,759
Class B	—	—		12,943	—
Class C	9,394	—		10,657	—
Class I	346	89,033		14,660	13,650
Class R6	—	542		—	—
151

Notes to financial statements

Ivy Funds

7. Basis of consolidation for Delaware Ivy Asset Strategy Fund

Ivy ASF II, Ltd. (the Subsidiary), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Delaware Ivy Asset Strategy Fund (referred to as the Fund in this subsection). Ivy ASF III (SBP), LLC (the Company), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Fund. The Subsidiary and the Company act as investment vehicles for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and SAI.

The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Fund and its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

See the table below for details regarding the structure, incorporation and relationship as of March 31, 2023 of the Subsidiary and the Company to the Fund.

	Date of Incorporation	Subscription Agreement	Fund’s Net Assets	Subsidiary/ company net assets	Percentage of Fund’s net assets
Ivy ASF ll, Ltd	1-31-13	4-10-13	$1,817,994,185	$94,907,035	5.22%
Ivy ASF lll (SBP), LLC	4-9-13	4-23-13	$1,817,994,185	121,223	0.01%

8. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, each Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

Each Fund had no amounts outstanding as of March 31, 2023, or at any time during the year then ended.

9. Interfund Lending Program

Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2023.

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10. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Fund’s exposure to the counterparty. Open foreign currency exchange contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended March 31, 2023, Delaware Ivy Science and Technology Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

During the year ended March 31, 2023, Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Ivy Asset Strategy Fund, Delaware Ivy Natural Resources Fund and Delaware Real Estate Securities Fund each used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures contracts in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund posted $556,765 and $555,880, respectively as cash collateral as margin for open futures contracts, which is presented as Cash collateral due from brokers” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”

During the year ended March 31, 2023, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund invested in futures contracts to hedge the Funds’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.

Options Contracts — Each Fund may enter into options contracts in the normal course of pursuing its investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on

153

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. At March 31, 2023, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund posted $50,229,840 and $16,490,000, respectively, in securities as collateral for potential options contracts, which is included on the “Schedules of investments.”

During the year ended March 31, 2023, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund used options contracts to manage the Funds’ exposure to changes in securities prices caused by interest rates or market conditions.

Swap Contracts — Delaware Ivy Balanced Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2023, Delaware Ivy Balanced Fund entered into CDS contracts as a seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if Delaware Ivy Balanced Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2023, Delaware Ivy Balanced Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may

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differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At March 31, 2023, for bilateral derivative contracts, Delaware Ivy Balanced Fund posted $499,886 cash collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” At March 31, 2023, for bilateral derivative contracts, the Fund received $37,957 in cash collateral, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of March 31, 2023 were as follows:

		Delaware Ivy Asset Strategy Fund Asset Derivatives Fair Value
Statement of Assets and Liabilities Location		Interest Rate Contracts
Variation margin due to broker on futures contracts*		$410,305

	Delaware Ivy Balanced Fund Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts	Credit Contracts
Variation margin due from broker on futures contracts*	$1,334,742	$—
Variation margin due from brokers on centrally cleared credit default swap contracts*	—	131,792
Options purchased, at value**	—	416,241
Total	$1,334,742	$548,033

	Delaware Ivy Balanced Fund Liability Derivatives Fair Value
Statement of Assets and Liabilities Location	Interest Rate Contracts	Credit Contracts
Variation margin due to broker on futures contracts*	$(1,139,566)	$—
Options written, at value	—	(248,937)
Total	$(1,139,566)	$(248,937)

*	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared CDS contracts from the date the contracts were opened through March 31, 2023. Only current day variation margin is reported on the Fund’s “Statements of assets and liabilities.”
**	Included with “Investments, at value.”
155

Notes to financial statements

Ivy Funds

10. Derivatives (continued)

The effect of derivative instruments on each Fund’s “Statements of operations” for the year ended March 31, 2023 was as follows:

Delaware Ivy Asset Strategy Fund		Net Realized Gain (loss) on:
		Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Total
Currency contracts		$(1,724,116)	$—	$—	$(1,724,116)
Interest rate contracts		—	(2,883,492)	(47,270)	(2,930,762)
Total		$(1,724,116)	$(2,883,492)	$(47,270)	$(4,654,878)

			Net Change in Unrealized Appreciation (Depreciation) on:
			Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts			$7,030	$—	$7,030
Interest rate contracts			—	2,001,115	2,001,115
Total			$7,030	$2,001,115	$2,008,145

Delaware Ivy Balanced Fund			Net Realized Gain (loss) on:
			Futures Contracts	Swap Contracts	Total
Interest rate contracts			$(204,367)	$—	$(204,367)
Credit contracts			—	49,261	49,261
Total			$(204,367)	$49,261	$(155,106)

	Net Change in Unrealized Appreciation (Depreciation) on:
	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Interest rate contracts	$195,176	$—	$—	$—	$195,176
Credit contracts	—	(19,809)	73,753	135,689	189,633
Total	$195,176	$(19,809)	$73,753	$135,689	$384,809

During the year ended March 31, 2023, Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, and Delaware Real Estate Securities Fund experienced net realized and unrealized gains or losses attributable to foreign currency exchange contracts, which are disclosed on the “Statements of operations” and/or “Statements of assets and liabilities.”

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The tables below summarizes the average daily balance of derivative holdings by certain Funds during the year ended March 31, 2023:

	Long Derivative Volume
	Delaware Climate Solutions Fund	Delaware Global Real Estate Fund	Delaware Ivy Asset Strategy Fund
Foreign currency exchange contracts (average notional value)	$291,855	$26,069	$947,299
Futures contracts (average notional value)	—	—	22,757,894
Options contracts (average notional value)*	—	—	456

	Long Derivative Volume
	Delaware Ivy Balanced Fund	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund
Foreign currency exchange contracts (average notional value)	$—	$53,270	$29,965
Futures contracts (average notional value)	57,707,674	—	—
Options contracts (average notional value)*	80,301	—	—
CDS contracts (average notional value)**	133,865	—	—

Long Derivative Volume
Delaware Real Estate Securities Fund
Foreign currency exchange contracts (average notional value)	$812

	Short Derivative Volume
	Delaware Climate Solutions Fund	Delaware Global Real Estate Fund	Delaware Ivy Asset Strategy Fund
Foreign currency exchange contracts (average notional value)	$190,289	$65,145	$1,192,651
Futures contracts (average notional value)	—	—	1,943,128
Options contracts (average notional value)*	—	—	205

	Short Derivative Volume
	Delaware Ivy Balanced Fund	Delaware Ivy Natural Resources Fund	Delaware Ivy Science and Technology Fund
Foreign currency exchange contracts (average notional value)	$—	$50,924	$443,816
Futures contracts (average notional value)	29,255,523	—	—
Options contracts (average notional value)*	58,591	—	—
CDS contracts (average notional value)**	88,390	—	—

Short Derivative Volume
Delaware Real Estate Securities Fund
Foreign currency exchange contracts (average notional value)	$5,611

*	Long represents purchased options and short represents written options.
**	Long represents buying protection and short represents selling protection.

11. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities.

157

Notes to financial statements

Ivy Funds

11. Securities Lending (continued)

With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

At the year ended March 31, 2023, each Fund had no securities out on loan.

12. Credit and Market Risk

The global outbreak of COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest

158

rates when interest rates are low or inflation rates are high or rising.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the NAV of the Funds to fluctuate.

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Certain Funds invest a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB-by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Certain Funds invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Certain Funds invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending

159

Notes to financial statements

Ivy Funds

12. Credit and Market Risk (continued)

institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Certain Funds invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2023. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

13. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

160

15. New Regulatory Pronouncement

In October 2022, the Securities and Exchange Commission (SEC) adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.

16. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2023, that would require recognition or disclosure in the Funds’ financial statements.

161

Report of independent
registered public accounting firm

To the Board of Trustees of Ivy Funds and Shareholders of Delaware Climate Solutions Fund, Delaware Global Real Estate Fund, Delaware Ivy Natural Resources Fund, Delaware Ivy Science and Technology Fund, Delaware Real Estate Securities Fund, Delaware Ivy Asset Strategy Fund and Delaware Ivy Balanced Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Delaware Climate Solutions Fund(1) Delaware Global Real Estate Fund(1) Delaware Ivy Natural Resources Fund(1) Delaware Ivy Science and Technology Fund(1)	Delaware Real Estate Securities Fund(1) Delaware Ivy Asset Strategy Fund(2) Delaware Ivy Balanced Fund(1)

(1) Statement of assets and liabilities, including the schedule of investments, as of March 31, 2023, the related statement of operations for the year ended March 31, 2023, the statements of changes in net assets for each of the two years in the period ended March 31, 2023 and the financial highlights for each of the three years in the period ended March 31, 2023.

(2) Consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of March 31, 2023, the related consolidated statement of operations for the year ended March 31, 2023, the consolidated statements of changes in net assets for each of the two years in the period ended March 31, 2023 and the consolidated financial highlights for each of the three years in the period ended March 31, 2023.

The financial statements of the Funds as of and for the year ended March 31, 2020 and the financial highlights for each of the periods ended on or prior to March 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 18, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

162

Report of independent
registered public accounting firm

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 9, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

163

Other Fund information (Unaudited)

Ivy Funds

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2023, the Funds report distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Delaware Climate Solutions Fund	—	100.00%	100.00%	67.77%
Delaware Global Real Estate Fund	83.40%	16.60%	100.00%	0.03%
Delaware Ivy Asset Strategy Fund	79.88%	20.12%	100.00%	13.12%
Delaware Ivy Balanced Fund	96.28%	3.72%	100.00%	92.96%
Delaware Ivy Natural Resources Fund	—	100.00%	100.00%	82.16%
Delaware Ivy Science and Technology Fund	100.00%	—	100.00%	—
Delaware Real Estate Securities Fund	83.96%	16.04%	100.00%	—

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on each Fund’s ordinary income distributions.
1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2023, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Percentage
Delaware Climate Solutions Fund	100.00%
Delaware Global Real Estate Fund	35.05%
Delaware Ivy Asset Strategy Fund	26.92%
Delaware Ivy Balanced Fund	100.00%
Delaware Ivy Natural Resources Fund	100.00%
Delaware Ivy Science and Technology Fund	—%
Delaware Real Estate Securities Fund	—%

Form N-PORT and proxy voting information

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of investments included in each Fund’s most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

164

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	117	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	117	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011– 2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	117	Private Investor
(2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice
President of Enterprise
Risk Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	117	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019- 2021)

165

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	117	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate
Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health
Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	117	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven
Investments LLC
(commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial
enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	117	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property
Group Inc. (2021-Present)
Sera Prognostics Inc.
(biotechnology)
(2021-Present)
Recology (resource
recovery) (2021-Present)
Evergy, Inc., Kansas City
Power & Light Company,
KCP&L Greater Missouri
Operations Company,
Westar Energy, Inc. and
Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of
Corporate Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-
2021)

166

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	117	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Florida Chapter of
National Association of
Corporate Directors
(2021-Present)
Callon Petroleum
Company (2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	117	PNC Financial Services Group (1983–2013) -Vice Chairman (2009- 2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	117	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees’ Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-
Driven Fund (2013–2021),
and WCM
Alternatives: Credit Event
Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)
International Securities
Exchange (2010-2018)
Vassar College Trustee
					(2006-2018)

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	117	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	117	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	117	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

167

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	117	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of Ivy Funds prior to the date when Ivy Funds joined the Delaware Funds complex.

5David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

168

Delaware Funds by Macquarie® privacy practices notice

We are committed to protecting the privacy of our potential, current, and former customers. To provide the products and services you request, we must collect personal information about you. We do not sell your personal information to third parties. We collect your personal information and share it with third parties as necessary to provide you with the products or services you request and to administer your business with us. This notice describes our current privacy practices. While your relationship with us continues, we will update and send our privacy practices notice as required by law. We are committed to continuing to protect your personal information even after that relationship ends. You do not need to take any action because of this notice.

Information we may collect and use

We collect personal information about you to help us identify you as our potential, current, or former customer; to process your requests and transactions; to offer investment services to you; or to tell you about our products or services we believe you may want to use. The type of personal information we collect depends on the products or services you request and may include the following:

●	Information from you: When you submit your application or other forms or request information on our products (online or otherwise), you give us information such as your name, address, Social Security number, your financial account information, and your financial history.
●	Information about your transactions: We keep information about your transactions with us, such as the products you buy from us; the amount you paid for those products; your investment activity; and your account balances.
●	Information from your employer: In connection with administering your retirement plan, we may obtain information about you from your employer.
●	Information received from third parties: In order to verify your identity or to prevent fraud, we may obtain information about you from third parties.

How we use your personal information

We do not disclose nonpublic personal information about our potential, current, and former customers unless allowed or required by law. We may share your personal information within our companies and with certain service providers. They use this information to process transactions you have requested; provide customer service; and inform you of products or services we offer that you may find useful. Our service providers may or may not be affiliated with us. They include financial service providers (for example, third-party administrators; broker/dealers; and other financial services companies with whom we have joint marketing agreements). Our service providers also include nonfinancial companies and individuals (for example, consultants; information services vendors; and companies that perform mailing or marketing services on our behalf). Information obtained from a report prepared by a service provider may be kept by the service provider and shared with other persons; however, we require our service providers to protect your personal information and to use or disclose it only for the work they are performing for us, or as permitted by law.

We also may provide information to regulatory authorities, law enforcement officials, and others to prevent fraud or when we believe in good faith that the law requires disclosure. In the event of a sale of all or part of our businesses, we may share customer information as part of the sale. We do not sell or share your information with outside marketers who may want to offer you their own products and services.

Security of information

Keeping your information safe is one of our most important responsibilities. We maintain physical, electronic, and procedural safeguards to protect your information. Our employees are authorized to access your information only when they need it to provide you with products and services or to maintain your accounts. Employees who have access to your personal information are required to keep it strictly confidential. We provide training to our employees about the importance of protecting the privacy of your information.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM, through its entities, operates as a full- service asset manager offering a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products.

Other than Macquarie Bank Limited ABN

46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

i	This page is not part of the annual report.

Delaware Funds by Macquarie® privacy practices notice

This privacy practices notice is being provided on behalf of the following:

Macquarie Management Holdings, Inc. and each of its affiliates, such as direct or indirect subsidiaries, and any fund or product sponsored by or otherwise affiliated with Macquarie

Central Park Group (CPG) Funds

Delaware Funds by Macquarie®

Macquarie Funds Management Hong Kong Limited
Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe S.A.
Macquarie Investment Management Global Limited
Optimum Fund Trust

Revised April 2023

This page is not part of the annual report.	ii

Delaware Funds by Macquarie®

Equity funds

US equity funds

●	Delaware Growth and Income Fund
●	Delaware Ivy Accumulative Fund
●	Delaware Ivy Core Equity Fund
●	Delaware Ivy Large Cap Growth Fund
●	Delaware Ivy Mid Cap Growth Fund
●	Delaware Ivy Mid Cap Income Opportunities Fund
●	Delaware Ivy Smid Cap Core Fund
●	Delaware Ivy Small Cap Growth Fund
●	Delaware Ivy Value Fund
●	Delaware Mid Cap Growth Equity Fund (formerly, Delaware Smid Cap Growth Fund)
●	Delaware Opportunity Fund
●	Delaware Select Growth Fund
●	Delaware Small Cap Core Fund*
●	Delaware Small Cap Growth Fund
●	Delaware Small Cap Value Fund
●	Delaware Sustainable Equity Income Fund (formerly, Delaware Ivy S&P 500 Dividend Aristocrats Index Fund)*
●	Delaware Value® Fund

Global / international equity funds

●	Delaware Emerging Markets Fund
●	Delaware Global Equity Fund
●	Delaware Global Value Equity Fund (formerly, Delaware Ivy Global Equity Income Fund)
●	Delaware International Small Cap Fund
●	Delaware International Value Equity Fund
●	Delaware Ivy Global Growth Fund
●	Delaware Ivy International Core Equity Fund
●	Delaware Ivy International Small Cap Fund
●	Delaware Ivy International Value Fund
●	Delaware Ivy Managed International Opportunities Fund
●	Delaware Ivy Systematic Emerging Markets Equity Fund

Alternative / specialty funds

●	Delaware Climate Solutions Fund (formerly, Delaware Ivy Energy Fund)
●	Delaware Covered Call Strategy Fund
●	Delaware Global Real Estate Fund (formerly, Delaware Ivy LaSalle Global Real Estate Fund)
●	Delaware Healthcare Fund
●	Delaware Hedged U.S. Equity Opportunities Fund
●	Delaware Ivy Natural Resources Fund
●	Delaware Ivy Science and Technology Fund
●	Delaware Premium Income Fund
●	Delaware Real Estate Securities Fund (formerly, Delaware Ivy Securian Real Estate Securities Fund)

Multi-asset funds

●	Delaware Global Listed Real Assets Fund
●	Delaware Ivy Asset Strategy Fund
●	Delaware Ivy Balanced Fund
●	Delaware Ivy Multi-Asset Income Fund
●	Delaware Ivy Wilshire Global Allocation Fund
●	Delaware Wealth Builder Fund

*Closed to certain new investors.

Carefully consider a Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in each Fund’s prospectus and, if available, its summary prospectus. A Delaware Funds by Macquarie prospectus may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Investing involves risk, including the possible loss of principal.

iii	This page is not part of the annual report.

Fixed income funds

Taxable fixed income funds

●	Delaware Corporate Bond Fund
●	Delaware Diversified Income Fund
●	Delaware Emerging Markets Debt Corporate Fund
●	Delaware Extended Duration Bond Fund
●	Delaware Floating Rate Fund
●	Delaware High-Yield Opportunities Fund
●	Delaware Investments Ultrashort Fund
●	Delaware Ivy Core Bond Fund (formerly, Delaware Ivy Securian Core Bond Fund)
●	Delaware Ivy Corporate Bond Fund
●	Delaware Ivy Crossover Credit Fund
●	Delaware Ivy Emerging Markets Local Currency Debt Fund
●	Delaware Ivy Global Bond Fund
●	Delaware Ivy Government Securities Fund
●	Delaware Ivy High Income Fund
●	Delaware Ivy High Yield Fund
●	Delaware Ivy Limited-Term Bond Fund
●	Delaware Ivy Strategic Income Fund
●	Delaware Ivy Total Return Bond Fund
●	Delaware Limited-Term Diversified Income Fund
●	Delaware Strategic Income Fund

Municipal fixed income funds

●	Delaware Ivy California Municipal High Income Fund
●	Delaware Ivy Municipal Bond Fund
●	Delaware Ivy Municipal High Income Fund
●	Delaware Minnesota High-Yield Municipal Bond Fund
●	Delaware National High-Yield Municipal Bond Fund
●	Delaware Tax-Free Arizona Fund
●	Delaware Tax-Free California Fund
●	Delaware Tax-Free Colorado Fund
●	Delaware Tax-Free Idaho Fund
●	Delaware Tax-Free Minnesota Fund
●	Delaware Tax-Free Minnesota Intermediate Fund
●	Delaware Tax-Free New Jersey Fund
●	Delaware Tax-Free New York Fund
●	Delaware Tax-Free Oregon Fund
●	Delaware Tax-Free Pennsylvania Fund
●	Delaware Tax-Free USA Fund
●	Delaware Tax-Free USA Intermediate Fund

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

This page is not part of the annual report.	iv

Caring for your portfolio

Over a lifetime, things change. When they do, it’s important to ensure that your investments stay in tune with your personal situation.

If you decide to make some changes, check out the convenient options provided by Macquarie Asset Management. We try to make it easy for you to avoid some of the sales charges that you might otherwise have to pay when you withdraw and invest your money with another firm.

Most importantly, you may generally exchange all or part of your shares in one Delaware Funds by Macquarie® mutual fund for shares of the same class of another fund without paying a front-end sales charge or a contingent deferred sales charge (CDSC).

Choose the investment method suitable for you

After you’ve evaluated your overall investments, you have choices about how to implement any changes:

1.	Move assets all at once at any time.

2.	Migrate funds to a different investment slowly through a systematic exchange. You can arrange automatic monthly exchanges of your shares in one Delaware Fund for those in another Delaware Fund. Systematic exchanges are subject to the same rules as regular exchanges, which are explained in the right column, including a $100 minimum monthly amount per fund.

3.	Use our automatic investment plan for future investments in different vehicles. To allocate your future investments differently, the Delaware Funds by Macquarie automatic investment plan allows you to make regular monthly or quarterly investments directly from your checking account.

Important notes about exchanging or redeeming shares

For automated exchanges, a minimum exchange of $100 per fund is required monthly. If the value of your account is $5,000 or more, you can make systematic withdrawals of at least $25 monthly, or $75 quarterly. If the annual amount you withdraw is less than 12% of your account balance at the time the systematic withdrawal plan is established, the CDSC ordinarily applicable to certain fund classes will be waived. More details are available in your prospectus or at delawarefunds.com/literature.

If you exchange shares from Class R shares of any fund, you will pay any applicable sales charge on your new shares.

When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares.

You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange.

We may refuse the purchase side of any exchange request if, in the manager’s judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

v	This page is not part of the annual report.

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Contact information

Shareholder assistance by phone

800 523-1918, weekdays from 8:30am to
6:00pm ET

For securities dealers and financial
institutions representatives only

800 362-7500

Regular mail

Delaware Funds by Macquarie
P.O. Box 534437
Pittsburgh, PA 15253-4437

Overnight courier service

Delaware Funds by Macquarie
Attention: 534437
500 Ross Street, 154-0520
Pittsburgh, PA 15262

Macquarie Asset Management ● 610 Market Street ● Philadelphia, PA 19106-2354

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

(2832975)

ANN-IVYSPEC-0523

vii	This page is not part of the annual report.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $873,581 for the fiscal year ended March 31, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $826,803 for the fiscal year ended March 31, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2022. These audit-related services were related to the review of Form N-1A.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,134,001 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $157,658 for the fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $153,252 for the fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2022.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Fs

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

Fs

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were 9,044,000 and $9,044,000 for the registrant’s fiscal years ended March 31, 2023 and March 31, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

IVY FUNDS

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	June 9, 2023

/s/RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 9, 2023